    As filed with the Securities and Exchange Commission on October 20, 2005


                                                      1933 Act Reg. No. 33-39519
                                                      1940 Act Reg. No. 811-5686

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No. ___


     Post-Effective Amendment No. 31                                         [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]


     Amendment No. 35                                                        [X]


                        (Check appropriate box or boxes.)

                         AIM INVESTMENT SECURITIES FUNDS
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                     (Name and Address of Agent for Service)

                                    Copy to:

Stephen Rimes, Esquire                    Martha J. Hays, Esquire
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100              1735 Market Street, 51st Floor
Houston, Texas 77046                      Philadelphia, Pennsylvania 19103-7599

It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)


     [X]   on October 25, 2005 pursuant to paragraph (b)


     [ ]   60 days after filing pursuant to paragraph (a)(1)


     [ ]   on (date) pursuant to paragraph (a)(1)


     [ ]   75 days after filing pursuant to paragraph a(2)

     [ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                     AIM GLOBAL REAL ESTATE FUND

                                                                     PROSPECTUS
                                                               October 25, 2005

AIM Global Real Estate Fund seeks to achieve high total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

Hypothetical Investment and Expense
  Information                                        4

DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return through growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts and other real estate operating companies (REITs) that own property that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the fund's portfolio managers to be of comparable quality.

    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. The fund intends to maintain a risk profile similar to the EPRA/NAREIT Global Real Estate Index.

    The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds." For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------


    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.


    The value of the fund's investments in REITs or real estate operating companies is affected by the factors listed above, as well as the management skill of the persons managing the REIT or real estate operating companies. Since REITs and real estate operating companies have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs, real estate operating companies and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.


    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------

(fees paid directly from
YOUR INVESTMENT)                     CLASS A    CLASS B    CLASS C    CLASS R
------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of
offering price)                       5.50%       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None(1,2)  5.00%     1.00%       None(3)
Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)(4)                2.00%      2.00%      2.00%      2.00%
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(5)
-------------------------------------------------------------


(expenses that are deducted
FROM FUND ASSETS)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                              0.75%     0.75%     0.75%     0.75%

Distribution and/or
Service (12b-1) Fees(6)                      0.25      1.00      1.00      0.50

Other Expenses(7)                            3.17      3.17      3.17      3.17

Total Annual Fund
Operating Expenses                           4.17      4.92      4.92      4.42
Waiver(8)                                    2.77      2.77      2.77      2.77
Net Annual Fund Operating Expenses(9)        1.40%     2.15%     2.15%     1.65%
--------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B, Class C and Class R shares held 30 days or less. See "Shareholders Information -- Redeeming Shares -- Redemption Fee" for more information.
(5) There is no guarantee that actual expenses will be the same as those shown in the table.
(6) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

(7) Other expenses of Class A shares are based on estimated amounts for the current fiscal year.


(8) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class R shares to 1.40%, 2.15%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC (AMVESCAP) described more fully below, the only expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through July 31, 2006.


(9) At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685    $1,508    $2,345     $4,499
Class B                                      718     1,531     2,445      4,640
Class C                                      318     1,231     2,245      4,789
Class R                                      168     1,087     2,016      4,388
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685    $1,508    $2,345     $4,499
Class B                                      218     1,231     2,245      4,640
Class C                                      218     1,231     2,245      4,789
Class R                                      168     1,087     2,016      4,388
--------------------------------------------------------------------------------

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM GLOBAL REAL ESTATE FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.40%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.60%           7.33%       11.19%       15.20%       19.34%       23.64%       28.09%
End of Year Balance           $10,360.00      $10,732.96   $11,119.35   $11,519.64   $11,934.35   $12,363.99   $12,809.09
Estimated Annual Expenses     $   142.52      $   147.65   $   152.97   $   158.47   $   164.18   $   170.09   $   176.21
-------------------------------------------------------------------------------------------------------------------------

AIM GLOBAL REAL ESTATE FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.40%                     YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        32.70%       37.48%       42.43%
End of Year Balance           $13,270.22   $13,747.95   $14,242.87
Estimated Annual Expenses     $   182.56   $   189.13   $   195.94
-----------------------------------------------------------------------------


AIM GLOBAL REAL ESTATE FUND
CLASS B--ANNUAL EXPENSE
RATIO 2.15%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         2.85%           5.78%        8.80%       11.90%       15.09%       18.37%       21.74%
End of Year Balance           $10,285.00      $10,578.12   $10,879.60   $11,189.67   $11,508.57   $11,836.57   $12,173.91
Estimated Annual Expenses     $   218.06      $   224.28   $   230.67   $   237.24   $   244.01   $   250.96   $   258.11
-------------------------------------------------------------------------------------------------------------------------

AIM GLOBAL REAL ESTATE FUND
CLASS B--ANNUAL EXPENSE
RATIO 2.15%                     YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.21%       29.72%       34.39%
End of Year Balance           $12,520.87   $12,971.62   $13,438.60
Estimated Annual Expenses     $   265.47   $   178.45   $   184.87
-----------------------------------------------------------------------------------------------------


AIM GLOBAL REAL ESTATE FUND
CLASS C--ANNUAL EXPENSE
RATIO 2.15%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         2.85%           5.78%        8.80%       11.90%       15.09%       18.37%       21.74%
End of Year Balance           $10,285.00      $10,578.12   $10,879.60   $11,189.67   $11,508.57   $11,836.57   $12,173.91
Estimated Annual Expenses     $   218.06      $   224.28   $   230.67   $   237.24   $   244.01   $   250.96   $   258.11
-------------------------------------------------------------------------------------------------------------------------

AIM GLOBAL REAL ESTATE FUND
CLASS C--ANNUAL EXPENSE
RATIO 2.15%                     YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.21%       28.78%       32.45%
End of Year Balance           $12,520.87   $12,877.71   $13,244.73
Estimated Annual Expenses     $   265.47   $   273.03   $   280.82
-------------------------------------------------------------------------------------------------------------------------


AIM GLOBAL REAL ESTATE FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.65%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.35%           6.81%       10.39%       14.09%       17.91%       21.86%       25.94%
End of Year Balance           $10,335.00      $10,681.22   $11,039.04   $11,408.85   $11,791.05   $12,186.05   $12,594.28
Estimated Annual Expenses     $   167.76      $   173,38   $   179.19   $   185.20   $   191.40   $   197.81   $   204.44
-------------------------------------------------------------------------------------------------------------------------

AIM GLOBAL REAL ESTATE FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.65%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        30.16%       34.52%       39.03%
End of Year Balance           $13,016.19   $13,452.23   $13,902.88
Estimated Annual Expenses     $   211.29   $   218.36   $   225.68
-------------------------------------------------------------------------------------------------------------------------

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Real Estate) (the subadvisor) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the subadvisor and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the subadvisor and/or its affiliates since 1989.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------

They are assisted by the subadvisor's Real Estate Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.


    Effective January 1, 2006, the following portfolio managers will be added to the day-to-day management of the fund:



    James Cowen, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 2001. In 2000, he was a financial analyst for Jonathan Edwards Consulting.



    Ping-Ying Wang, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 1998.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Real Estate Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.



    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                    CLASS A
                                                                ----------------
                                                                 APRIL 29, 2005
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                    JULY 31,
                                                                      2005
                                                                ----------------
Net asset value, beginning of period                                $ 10.08
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.03
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.90
================================================================================
    Total from investment operations                                   0.93
================================================================================
Less dividends from net investment income                             (0.02)
================================================================================
Redemption fees added to shares of beneficial interest                 0.00
================================================================================
Net asset value, end of period                                      $ 10.99
________________________________________________________________________________
================================================================================
Total return(a)                                                        9.27%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $23,285
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.45%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    4.22%(b)
================================================================================
Ratio of net investment income to average net assets                   1.36%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                                3%
________________________________________________________________________________
================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $10,328,624.


(c) Not annualized for periods less than one year.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------



                                                                  CLASS B
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
                                                              ----------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemption fees added to shares of beneficial interest               0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,603
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(b)Ratios are annualized and based on average daily net assets of $3,019,805.


(c)Not annualized for periods less than one year.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------



                                                                  CLASS C
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemption fees added to shares of beneficial interest               0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,274
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================



(a)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $2,345,138.


(c) Not annualized for periods less than one year.

                          ---------------------------
                          AIM GLOBAL REAL ESTATE FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------



                                                                  CLASS R
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemption fees added to shares of beneficial interest               0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.24%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  689
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.65%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.42%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.16%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $644,029.


(c) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 and


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Global Real Estate Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     GRE-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                             AIM HIGH YIELD FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM High Yield Fund seeks to achieve a high level of current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The fund will attempt to achieve its objective by investing primarily in publicly traded non-investment grade securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                   BAR CHART

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   16.86%
1996...................................................................   15.44%
1997...................................................................   12.52%
1998...................................................................   -5.10%
1999...................................................................    2.08%
2000...................................................................  -23.81%
2001...................................................................   -3.59%
2002...................................................................  -10.38%
2003...................................................................   30.19%
2004...................................................................   10.91%




    The Class A shares' year-to-date total return as of September 30, 2005 was 2.10%.



    During the periods shown in the bar chart, the highest quarterly return was 10.17% (quarter ended June 30, 2003) and the lowest quarterly return was -13.88% (quarter ended December 31, 2000).

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
(for the periods ended                                           SINCE      INCEPTION
December 31, 2004)              1 YEAR     5 YEARS   10 YEARS   INCEPTION(1)   DATE
-------------------------------------------------------------------------------------
Class A                                                                     07/11/78
  Return Before Taxes              5.64%    (1.96)%    2.90%         --
  Return After Taxes on
    Distributions                  3.01     (5.69)    (1.00)         --
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                    3.56     (3.96)     0.10          --
Class B                                                                     09/01/93
  Return Before Taxes              5.07     (1.97)     2.79
Class C                                                                     08/04/97
  Return Before Taxes              9.11     (1.74)       --       (1.21)%
Investor Class(2)                                                           07/11/78(2)
  Return Before Taxes             10.90     (0.96)     3.43          --
-------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                    4.34      7.71      7.72          --
Lehman Brothers High Yield
  Index(4)                        11.13      6.97      8.13          --
Lipper High Yield Bond Fund
  Index(5)                        10.34      3.99      6.69          --
-------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.
(3) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.
(5) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------------------
(fees paid directly from                                                                                                INVESTOR
your investment)                                                                       CLASS A      CLASS B   CLASS C   CLASS
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                                                         4.75%        None      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)                                                            None(1,2)    5.00%     1.00%      None

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)(3)                                       2.00%        2.00%     2.00%      2.00%
--------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------
(expenses that are deducted                                                                                          INVESTOR
from fund assets)                                                                      CLASS A   CLASS B   CLASS C   CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         0.52%     0.52%     0.52%      0.52%

Distribution and/or
Service (12b-1) Fees                                                                    0.25      1.00      1.00       0.21

Other Expenses                                                                          0.31      0.31      0.31       0.31

Total Annual Fund
Operating Expenses(5)                                                                   1.08%     1.83%     1.83%      1.04%
-----------------------------------------------------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B, Class C and Investor Class shares held 30 days or less. See "Shareholder Information -- Redeeming Shares -- Redemption/Exchange Fees" for more information.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) At the request of the Board of Trustees, AMVESCAP PLC (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.07%, 1.82%, 1.82% and 1.03% for Class A, Class B, Class C and Investor Class shares, respectively, for the year ended July 31, 2005.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                 $580     $802     $1,042     $1,730
Class B                                                                                  686      876      1,190      1,951
Class C                                                                                  286      576        990      2,148
Investor Class                                                                           106      331        574      1,271
----------------------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                 $580     $802     $1,042     $1,730
Class B                                                                                  186      576        990      1,951
Class C                                                                                  186      576        990      2,148
Investor Class                                                                           106      331        574      1,271
----------------------------------------------------------------------------------------------------------------------------

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM HIGH YIELD FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.08%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.92%           7.99%       12.23%       16.63%       21.20%       25.95%       30.89%
End of Year Balance           $10,392.00      $10,799.37   $11,222.70   $11,662.63   $12,119.81   $12,594.90   $13,088.62
Estimated Annual Expenses     $   110.12      $   114.43   $   118.92   $   123.58   $   128.43   $   133.46   $   138.69
-------------------------------------------------------------------------------------------------------------------------

AIM HIGH YIELD FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.08%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         36.02%       41.35%       46.89%
End of Year Balance           $13,601.70   $14,134.88   $14,688.97
Estimated Annual Expenses     $   144.13   $   149.78   $   155.65
-------------------------------------------------------------------------------


AIM HIGH YIELD FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.17%           6.44%        9.81%       13.30%       16.89%       20.59%       24.42%
End of Year Balance           $10,317.00      $10,644.05   $10,981.47   $11,329.58   $11,688.73   $12,059.26   $12,441.54
Estimated Annual Expenses     $   185.90      $   191.79   $   197.87   $   204.15   $   210.62   $   217.29   $   224.18
-------------------------------------------------------------------------------------------------------------------------

AIM HIGH YIELD FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         28.36%       33.39%       38.62%
End of Year Balance           $12,835.93   $13,339.10   $13,861.99
Estimated Annual Expenses     $   231.29   $   141.35   $   146.89
-------------------------------------------------------------------------------------------------------


AIM HIGH YIELD FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.17%           6.44%        9.81%       13.30%       16.89%       20.59%       24.42%
End of Year Balance           $10,317.00      $10,644.05   $10,981.47   $11,329.58   $11,688.73   $12,059.26   $12,441.54
Estimated Annual Expenses     $   185.90      $   191.79   $   197.87   $   204.15   $   210.62   $   217.29   $   224.18
-------------------------------------------------------------------------------------------------------------------------

AIM HIGH YIELD FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         28.36%       32.43%       36.63%
End of Year Balance           $12,835.93   $13,242.83   $13,662.63
Estimated Annual Expenses     $   231.29   $   238.62   $   246.18
-------------------------------------------------------------------------------------------------------------------------


AIM HIGH YIELD FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.04%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.96%           8.08%       12.36%       16.81%       21.43%       26.24%       31.24%
End of Year Balance           $10,396.00      $10,807.68   $11,235.67   $11,680.60   $12,143.15   $12,624.02   $13,123.93
Estimated Annual Expenses     $   106.06      $   110.26   $   114.63   $   119.16   $   123.88   $   128.79   $   133.89
-------------------------------------------------------------------------------------------------------------------------

AIM HIGH YIELD FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.04%             YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         36.44%       41.84%       47.46%
End of Year Balance           $13,643.64   $14,183.93   $14,745.61
Estimated Annual Expenses     $   139.19   $   144.70   $   150.43
-------------------------------------------------------------------------------------------------------------------------

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.52% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Peter Ehret (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

- Carolyn L. Gibbs (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Darren S. Hughes, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1992.

The lead managers generally have final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

managers may perform these functions, and the nature of these functions, may change from time to time.


    The portfolio managers are assisted by the advisor's Taxable High Yield Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM High Yield Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares any dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                              YEAR ENDED JULY 31,
                                               ----------------------------------------------------------------------------------
                                                 2005                  2004                  2003           2002           2001
                                               --------              --------              --------       --------       --------
Net asset value, beginning of period           $   4.31              $   4.10              $   3.70       $   4.92       $   7.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.29                  0.33(a)               0.37(a)        0.49(b)        0.68
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.19                  0.23                  0.40          (1.19)         (2.03)
=================================================================================================================================
  Net increase from payments by affiliates           --                  0.00                    --             --             --
=================================================================================================================================
    Total from investment operations               0.48                  0.56                  0.77          (0.70)         (1.35)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.29)                (0.35)                (0.37)         (0.52)         (0.69)
=================================================================================================================================
  Return of capital                                  --                    --                    --             --          (0.03)
=================================================================================================================================
  Distributions in excess of net investment
    income                                           --                    --                    --             --          (0.01)
=================================================================================================================================
    Total distributions                           (0.29)                (0.35)                (0.37)         (0.52)         (0.73)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                         0.00                  0.00                    --             --             --
=================================================================================================================================
Net asset value, end of period                 $   4.50              $   4.31              $   4.10       $   3.70       $   4.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   11.54%                13.92%                22.10%        (15.36)%       (19.98)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $502,770              $555,042              $547,092       $417,974       $683,845
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:           1.07%(d)(e)           1.05%(e)              1.16%          1.07%          0.99%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                           6.47%(d)              7.68%                 9.64%         11.15%(b)      11.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                              59%                   89%                  101%            59%            55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a)  Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d)  Ratios are based on average daily net assets of $539,670,396.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.08% and 1.06% for years ending 2005 and 2004, respectively.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                         2005             2004             2003             2002           2001
                                                       --------         --------         --------         --------       --------
Net asset value, beginning of period                   $   4.33         $   4.12         $   3.71         $   4.93       $   7.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.25             0.30(a)          0.34(a)          0.45(b)        0.64
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.20             0.23             0.41            (1.18)         (2.03)
=================================================================================================================================
  Net increase from payments by affiliates                   --             0.00               --               --             --
=================================================================================================================================
    Total from investment operations                       0.45             0.53             0.75            (0.73)         (1.39)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.26)           (0.32)           (0.34)           (0.49)         (0.65)
=================================================================================================================================
  Return of capital                                          --               --               --               --          (0.03)
=================================================================================================================================
  Distributions in excess of net investment income           --               --               --               --          (0.01)
=================================================================================================================================
    Total distributions                                   (0.26)           (0.32)           (0.34)           (0.49)         (0.69)
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                                 0.00             0.00               --               --             --
=================================================================================================================================
Net asset value, end of period                         $   4.52         $   4.33         $   4.12         $   3.71       $   4.93
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           10.69%           13.06%(d)        21.44%          (15.99)%       (20.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $289,189         $411,088         $530,239         $469,408       $756,704
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.82%(e)(f)      1.80%(f)         1.91%            1.82%          1.75%
=================================================================================================================================
Ratio of net investment income to average net assets       5.72%(e)         6.93%            8.89%           10.40%(b)      11.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      59%              89%             101%              59%            55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a)  Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.


(e)  Ratios are based on average daily net assets of $359,751,430.


(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------------
                                                               2005            2004            2003       2002           2001
                                                              -------         -------         -------    -------        -------
Net asset value, beginning of period                          $  4.31         $  4.10         $  3.70    $  4.92        $  6.99
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25            0.30(a)         0.34(a)    0.45(b)        0.65
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.20            0.23            0.40      (1.18)         (2.03)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         --            0.00              --         --             --
===============================================================================================================================
    Total from investment operations                             0.45            0.53            0.74      (0.73)         (1.38)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)          (0.32)          (0.34)     (0.49)         (0.65)
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                --              --              --         --          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                 --              --              --         --          (0.01)
===============================================================================================================================
    Total distributions                                         (0.26)          (0.32)          (0.34)     (0.49)         (0.69)
===============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00            0.00              --         --             --
===============================================================================================================================
Net asset value, end of period                                $  4.50         $  4.31         $  4.10    $  3.70        $  4.92
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                 10.73%          13.12%          21.22%    (16.02)%       (20.52)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,865         $75,971         $72,086    $50,060        $81,871
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)     1.80%(e)        1.91%      1.82%          1.75%
===============================================================================================================================
Ratio of net investment income to average net assets             5.72%(d)        6.93%           8.89%     10.40%(b)      11.22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            59%             89%            101%        59%            55%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a)  Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d)  Ratios are based on average daily net assets of $69,289,587.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              JULY 31, 2005      JULY 31, 2004
                                                              -------------    ------------------
Net asset value, beginning of period                            $   4.32            $   4.20
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.29                0.28(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.20                0.13
-------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                0.00
=================================================================================================
    Total from investment operations                                0.49                0.41
=================================================================================================
Less distributions from net investment income                      (0.30)              (0.29)
=================================================================================================
Redemption fees added to shares of beneficial interest              0.00                0.00
=================================================================================================
Net asset value, end of period                                  $   4.51            $   4.32
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    11.54%               9.93%(c)
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $191,508            $225,998
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.03%(d)            0.96%(e)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.04%(d)            1.03%(e)
=================================================================================================
Ratio of net investment income to average net assets                6.51%(d)            7.77%(e)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                            59%                 89%
_________________________________________________________________________________________________
=================================================================================================



(a)  Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.


(d)  Ratios are based on average daily net assets of $212,726,034.


(e)  Annualized.


(f)  Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P. O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246


ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, SAIs, annual
                       or semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM High Yield Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     HYI-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                 AIM INCOME FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                ---------------
                                AIM INCOME FUND
                                ---------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ---------------
                                AIM INCOME FUND
                                ---------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund will attempt to achieve its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bonds," and unrated debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt. The fund may also invest in credit derivatives. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Compared to higher-quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ---------------
                                AIM INCOME FUND
                                ---------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................  22.77%
1996...................................................................   8.58%
1997...................................................................  11.92%
1998...................................................................   4.94%
1999...................................................................  -2.92%
2000...................................................................  -1.14%
2001...................................................................   3.58%
2002...................................................................   2.26%
2003...................................................................  10.43%
2004...................................................................   5.07%




    The Class A share's year-to-date total return as of September 30, 2005 was 2.43%.



    During the periods shown in the bar chart, the highest quarterly return was 6.88% (quarter ended June 30, 1995) and the lowest quarterly return was -2.56% (quarter ended June 30, 2004).

                                ---------------
                                AIM INCOME FUND
                                ---------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------
(for the periods ended                                    SINCE         INCEPTION
December 31, 2004)      1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
---------------------------------------------------------------------------------
Class A                                                                 05/03/68
  Return Before Taxes     0.12%      2.96%      5.81%          --
  Return After Taxes
     on Distributions    (2.01)      0.53       3.07           --
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares               0.04       1.00       3.26           --
Class B                                                                 09/07/93
  Return Before Taxes    (0.64)      2.91       5.67           --
Class C                                                                 08/04/97
  Return Before Taxes     3.33       3.19         --         2.86%
Class R(2)                                                              05/03/68(2)
  Return Before Taxes     4.79       3.68       6.04           --
Investor Class(3)                                                       05/03/68(3)
  Return Before Taxes     5.06       4.00       6.34           --
---------------------------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index(4)                4.34       7.71       7.72           --
Lehman Brothers U.S.
  Credit Index(5)         5.24       8.63       8.41           --
Lipper BBB Rated Fund
  Index(6)                5.30       7.50       7.59           --
---------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.
(4) The Lehman Brothers U.S. Aggregate Bond Index measure the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(5) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.
(6) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly
from your                                                                   INVESTOR
investment)                     CLASS A    CLASS B    CLASS C    CLASS R    CLASS
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)     4.75%      None       None       None       None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                          None(1,2)   5.00%     1.00%      None(3)    None
-------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-------------------------------------------------------------------------------------
(expenses that are
deducted from                                                               INVESTOR
fund assets)                    CLASS A    CLASS B    CLASS C    CLASS R    CLASS
-------------------------------------------------------------------------------------
Management Fees                   0.41%      0.41%      0.41%      0.41%      0.41%

Distribution and/or
Service (12b-1) Fees              0.25       1.00       1.00       0.50       0.25

Other Expenses                    0.36       0.36       0.36       0.36       0.36

Total Annual Fund Operating
Expenses(5)                       1.02%      1.77%      1.77%      1.27%      1.02%
-------------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) At the request of the Board of Trustees, AMVESCAP PLC (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.01%, 1.76%, 1.76%, 1.26% and 1.01% for Class A, Class B, Class C, Class R
    and Investor Class shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------
Class A     $574       $784      $1,011     $1,664
Class B      680        857       1,159      1,886
Class C      280        557         959      2,084
Class R      129        403         697      1,534
Investor
Class        104        325         563      1,248
----------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $574     $784     $1,011     $1,664
Class B                                      180      557        959      1,886
Class C                                      180      557        959      2,084
Class R                                      129      403        697      1,534
Investor Class                               104      325        563      1,248
--------------------------------------------------------------------------------

                                ---------------
                                AIM INCOME FUND
                                ---------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM INCOME FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.02%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.98%           8.12%       12.42%       16.90%       21.55%       26.39%       31.42%
End of Year Balance           $10,398.00      $10,811.84   $11,242.15   $11,689.59   $12,154.83   $12,638.60   $13,141.61
Estimated Annual Expenses     $   104.03      $   108.17   $   112.48   $   116.95   $   121.61   $   126.45   $   131.48
-------------------------------------------------------------------------------------------------------------------------

AIM INCOME FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.02%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         36.65%       42.09%       47.74%
End of Year Balance           $13,664.65   $14,208.50   $14,774.00
Estimated Annual Expenses     $   136.71   $   142.15   $   147.81
-------------------------------------------------------------------------------





AIM INCOME FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.23%           6.56%       10.01%       13.56%       17.23%       21.01%       24.92%
End of Year Balance           $10,323.00      $10,656.43   $11,000.64   $11,355.96   $11,722.75   $12,101.40   $12,492.27
Estimated Annual Expenses     $   179.86      $   185.67   $   191.67   $   197.86   $   204.25   $   210.84   $   217.65
-------------------------------------------------------------------------------------------------------------------------

AIM INCOME FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         28.96%       34.09%       39.43%
End of Year Balance           $12,895.77   $13,409.03   $13,942.71
Estimated Annual Expenses     $   224.68   $   134.15   $   139.49
-------------------------------------------------------------------------------------------------------





AIM INCOME FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.23%           6.56%       10.01%       13.56%       17.23%       21.01%       24.92%
End of Year Balance           $10,323.00      $10,656.43   $11,000.64   $11,355.96   $11,722.75   $12,101.40   $12,492.27
Estimated Annual Expenses     $   179.86      $   185.67   $   191.67   $   197.86   $   204.25   $   210.84   $   217.65
-------------------------------------------------------------------------------------------------------------------------

AIM INCOME FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         28.96%       33.12%       37.42%
End of Year Balance           $12,895.77   $13,312.31   $13,742.30
Estimated Annual Expenses     $   224.68   $   231.94   $   239.43
-------------------------------------------------------------------------------------------------------------------------





AIM INCOME FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.27%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.73%           7.60%       11.61%       15.78%       20.09%       24.57%       29.22%
End of Year Balance           $10,373.00      $10,759.91   $11,161.26   $11,577.57   $12,009.42   $12,457.37   $12,922.03
Estimated Annual Expenses     $   129.37      $   134.19   $   139.20   $   144.39   $   149.78   $   155.36   $   161.16
-------------------------------------------------------------------------------------------------------------------------

AIM INCOME FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.27%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         34.04%       39.04%       44.23%
End of Year Balance           $13,404.02   $13,903.99   $14,422.61
Estimated Annual Expenses     $   167.17   $   173.41   $   179.87
-------------------------------------------------------------------------------------------------------------------------





AIM INCOME FUND INVESTOR
CLASS--ANNUAL EXPENSE RATIO
1.02%                           YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.89%           8.12%       12.42%       16.90%       21.55%       26.39%       31.42%
End of Year Balance           $10,398.00      $10,811.84   $11,242.15   $11,689.59   $12,154.83   $12,638.60   $13,141.61
Estimated Annual Expenses     $   104.03      $   108.17   $   112.48   $   116.95   $   121.61   $   126.45   $   131.48
-------------------------------------------------------------------------------------------------------------------------

AIM INCOME FUND INVESTOR
CLASS--ANNUAL EXPENSE RATIO
1.02%                           YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         36.65%       42.09%       47.74%
End of Year Balance           $13,664.65   $14,208.50   $14,774.00
Estimated Annual Expenses     $   136.71   $   142.15   $   147.81
-------------------------------------------------------------------------------------------------------------------------

                                ---------------
                                AIM INCOME FUND
                                ---------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                                ---------------
                                AIM INCOME FUND
                                ---------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.41% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. As the lead manager, Mr. Friedli generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Friedli may perform these functions, and the nature of these functions, may change from time to time.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for various high yield (or non-investment grade) bond holdings in the fund since 2000 and has been otherwise associated with the fund since 1995. She has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since

                                ---------------
                                AIM INCOME FUND
                                ---------------

 2002 and has been associated with the advisor and/or its affiliates since 1994.

They are assisted by the advisor's Taxable Investment Grade Bond and Taxable High Yield Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the portfolio managers and the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                  -------------------------------------------------------------------------------
                                                    2005                2004             2003             2002             2001
                                                  --------            --------         --------         --------         --------
Net asset value, beginning of period              $   6.54            $   6.51         $   6.20         $   6.91         $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.28(a)             0.28(a)          0.34(a)          0.44(a)(b)       0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.12                0.15             0.35            (0.70)           (0.23)
=================================================================================================================================
    Total from investment operations                  0.40                0.43             0.69            (0.26)            0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.42)              (0.40)           (0.38)           (0.43)           (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --                  --               --            (0.02)           (0.02)
=================================================================================================================================
    Total distributions                              (0.42)              (0.40)           (0.38)           (0.45)           (0.53)
=================================================================================================================================
Net asset value, end of period                    $   6.52            $   6.54         $   6.51         $   6.20         $   6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       6.27%               6.64%           11.36%           (4.05)%           4.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $356,661            $384,741         $446,526         $281,966         $346,967
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.01%(d)(e)         0.99%(e)         1.02%            0.96%            0.95%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              4.27%(d)            4.25%            5.19%            6.57%(b)         7.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 85%                155%             141%              70%              83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $368,953,207.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02% and 1.00% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                  -------------------------------------------------------------------------------
                                                    2005                2004             2003          2002                2001
                                                  --------            --------         --------      --------            --------
Net asset value, beginning of period              $   6.55            $   6.52         $   6.21      $   6.92            $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.23(a)             0.23(a)          0.29(a)       0.39(a)(b)          0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.11                0.15             0.35         (0.70)              (0.23)
=================================================================================================================================
    Total from investment operations                  0.34                0.38             0.64         (0.31)               0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.37)              (0.35)           (0.33)        (0.38)              (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --                  --               --         (0.02)              (0.02)
=================================================================================================================================
    Total distributions                              (0.37)              (0.35)           (0.33)        (0.40)              (0.47)
=================================================================================================================================
Net asset value, end of period                    $   6.52            $   6.55         $   6.52      $   6.21            $   6.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       5.32%               5.86%           10.53%        (4.76)%              3.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $156,363            $196,237         $256,642      $216,710            $237,118
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.76%(d)(e)         1.74%(e)         1.77%         1.71%               1.71%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              3.52%(d)            3.50%            4.44%         5.82%(b)            6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 85%                155%             141%           70%                 83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $176,566,177.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                        2005               2004            2003         2002               2001
                                                       -------            -------         -------      -------            -------
Net asset value, beginning of period                   $  6.53            $  6.51         $  6.19      $  6.91            $  7.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.23(a)            0.23(a)         0.29(a)      0.39(a)(b)         0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.11               0.14            0.36        (0.71)             (0.23)
=================================================================================================================================
    Total from investment operations                      0.34               0.37            0.65        (0.32)              0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.37)             (0.35)          (0.33)       (0.38)             (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --                 --              --        (0.02)             (0.02)
=================================================================================================================================
    Total distributions                                  (0.37)             (0.35)          (0.33)       (0.40)             (0.47)
=================================================================================================================================
Net asset value, end of period                         $  6.50            $  6.53         $  6.51      $  6.19            $  6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           5.34%              5.72%          10.73%       (4.92)%             3.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $32,305            $36,947         $41,912      $37,769            $44,216
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.76%(d)(e)        1.74%(e)        1.77%        1.71%              1.71%
=================================================================================================================================
Ratio of net investment income to average net assets      3.52%(d)           3.50%           4.44%        5.82%(b)           6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     85%               155%            141%          70%                83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $34,765,405.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS R
                                                              ----------------------------------------------------------
                                                                                                           JUNE 2, 2002
                                                                                                            (DATE SALES
                                                                        YEAR ENDED JULY 31,                COMMENCED) TO
                                                              ---------------------------------------        JULY 31,
                                                               2005              2004           2003           2002
                                                              ------            ------         ------      -------------
Net asset value, beginning of period                          $ 6.53            $ 6.51         $ 6.20         $ 6.53
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)           0.26(a)        0.32(a)        0.06(a)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.12              0.14           0.35          (0.32)
========================================================================================================================
    Total from investment operations                            0.38              0.40           0.67          (0.26)
========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.40)            (0.38)         (0.36)         (0.05)
------------------------------------------------------------------------------------------------------------------------
  Return of capital                                               --                --             --          (0.02)
========================================================================================================================
    Total distributions                                        (0.40)            (0.38)         (0.36)         (0.07)
========================================================================================================================
Net asset value, end of period                                $ 6.51            $ 6.53         $ 6.51         $ 6.20
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 5.99%             6.20%         11.08%         (4.01)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,371            $1,331         $  509         $   10
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                         1.26%(d)(e)       1.24%(e)       1.27%          1.21%(f)
========================================================================================================================
Ratio of net investment income to average net assets            4.02%(d)          4.00%          4.94%          6.32%(b)(f)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(g)                                        85%              155%           141%            70%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $1,924,218.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.27% and 1.25% for the year ended July 31, 2005 and July 31, 2004, respectively.


(f) Annualized.


(g) Not annualized for periods less than one year.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                        INVESTOR CLASS
                                                              ----------------------------------
                                                                              SEPTEMBER 30, 2003
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2005                2004
                                                              ----------      ------------------
Net asset value, beginning of period                           $   6.55            $   6.71
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.28(a)             0.24(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.12               (0.06)
================================================================================================
    Total from investment operations                               0.40                0.18
================================================================================================
Less distributions from net investment income                     (0.42)              (0.34)
================================================================================================
Net asset value, end of period                                 $   6.53            $   6.55
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    6.26%               2.67%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $130,845            $164,105
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                   1.01%(c)            1.00%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.02%(c)            1.01%(d)
================================================================================================
Ratio of net investment income to average net assets               4.27%(c)            4.24%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                           85%                155%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $145,670,845.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Income Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     INC-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                AIM INTERMEDIATE GOVERNMENT FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Intermediate Government Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund will maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years. The fund invests primarily in fixed-rate securities such as high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their reasonable concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Many securities purchased by the fund are not guaranteed by the U.S. Government.


    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   16.28%
1996...................................................................    2.35%
1997...................................................................    9.07%
1998...................................................................    8.17%
1999...................................................................   -1.87%
2000...................................................................    9.37%
2001...................................................................    6.11%
2002...................................................................   10.00%
2003...................................................................    1.31%
2004...................................................................    2.40%




    The Class A share's year-to-date total return as of September 30, 2005 was 1.14%.



    During the periods shown in the bar chart, the highest quarterly return was 5.49% (quarter ended June 30, 1995) and the lowest quarterly return was -1.90% (quarter ended March 31, 1996).

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods
ended December 31,                                     SINCE         INCEPTION
2004)                1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
------------------------------------------------------------------------------
Class A                                                              04/28/87
  Return Before
    Taxes             (2.47)%     4.75%      5.68%          --
  Return After
    Taxes on
    Distributions     (4.09)      2.73       3.30           --
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares       (1.62)      2.81       3.35           --
Class B                                                              09/07/93
  Return Before
    Taxes             (3.24)      4.67       5.55           --
Class C                                                              08/04/97
  Return Before
    Taxes              0.78       5.02         --         4.49%
Class R(2)                                                           04/28/87(2)
  Return Before
    Taxes              2.25       5.54       5.95           --
Investor Class(3)                                                    04/28/87(3)
  Return Before
    Taxes              2.55       5.81       6.21           --
------------------------------------------------------------------------------
Lehman Brothers
  U.S. Aggregate
  Bond Index(4)        4.34       7.71       7.72           --
Lehman Brothers
  Intermediate U.S.
  Government and
  Mortgage Index(6)    3.66       6.88        N/A           --
Lipper Intermediate
  U.S. Government
  Fund Index(7)        2.85       6.69       6.66           --
------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.

(4) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(5) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features, and fixed-rate mortgage securities with a weighted average of at least one year and issued by GNMA, FHLMC, or FNMA.
(6) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. These funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, with dollar weighted average maturities of six to ten years.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
(fees paid directly                                                                        INVESTOR
from your investment)                      CLASS A        CLASS B   CLASS C   CLASS R      CLASS
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                      4.75%          None      None       None         None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, whichever
is less)                                    None(1,2)      5.00%     1.00%      None(3)      None
----------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------------------
(expenses that are deducted from fund                                               INVESTOR
assets)                                    CLASS A   CLASS B   CLASS C   CLASS R    CLASS
--------------------------------------------------------------------------------------------
Management Fees                             0.40%     0.40%     0.40%     0.40%       0.40%

Distribution and/or
Service (12b-1) Fees                        0.25      1.00      1.00      0.50        0.23
Interest Expense                            0.20      0.20      0.20      0.20        0.20

Other Expenses                              0.35      0.35      0.35      0.35        0.35

Total Other Expenses                        0.55      0.55      0.55      0.55        0.55

Total Annual Fund
Operating Expenses(5)                       1.20%     1.95%     1.95%     1.45%       1.18%
--------------------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) At the request of the Board of Trustees, AMVESCAP PLC (as defined herein) has agreed to reimburse the Fund for expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.19%, 1.94%, 1.94%, 1.44% and 1.17% for Class A, Class B, Class C, Class R
    and Investor Class shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $591      $838      $1,103      $1,860
Class B                                        698       912       1,252       2,080
Class C                                        298       612       1,052       2,275
Class R                                        148       459         792       1,735
Investor Class                                 120       375         649       1,432
-------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $591      $838      $1,103      $1,860
Class B                                        198       612       1,052       2,080
Class C                                        198       612       1,052       2,275
Class R                                        148       459         792       1,735
Investor Class                                 120       375         649       1,432
-------------------------------------------------------------------------------------

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM INTERMEDIATE GOVERNMENT FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.20%                         YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                              5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After Expenses        3.80%           7.74%       11.84%       16.09%       20.50%       25.08%       29.83%
End of Year Balance               $10,380.00      $10,774.44   $11,183.87   $11,608.86   $12,049.99   $12,507.89   $12,983.19
Estimated Annual Expenses         $   122.28      $   126.93   $   131.75   $   136.76   $   141.95   $   147.35   $   152.95
-----------------------------------------------------------------------------------------------------------------------------

AIM INTERMEDIATE GOVERNMENT FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.20%                         YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                             47.75%       55.13%       62.89%
Cumulative Return After Expenses       34.77%       39.89%       45.20%
End of Year Balance               $13,476.55   $13,988.66   $14,520.23
Estimated Annual Expenses         $   158.76   $   164.79   $   171.05
-----------------------------------------------------------------------------------


AIM INTERMEDIATE GOVERNMENT FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.95%                         YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                              5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After Expenses        3.05%           6.19%        9.43%       12.77%       16.21%       19.75%       23.41%
End of Year Balance               $10,305.00      $10,619.30   $10,943.19   $11,276.96   $11,620.91   $11,975.34   $12,340.59
Estimated Annual Expenses         $   197.97      $   204.01   $   210.23   $   216.65   $   223.25   $   230.06   $   237.08
-----------------------------------------------------------------------------------------------------------------------------

AIM INTERMEDIATE GOVERNMENT FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.95%                         YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                             47.75%       55.13%       62.89%
Cumulative Return After Expenses       27.17%       32.00%       37.02%
End of Year Balance               $12,716.98   $13,200.22   $13,701.83
Estimated Annual Expenses         $   244.31   $   155.50   $   161.41
-----------------------------------------------------------------------------------------------------------


AIM INTERMEDIATE GOVERNMENT FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.95%                         YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                              5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After Expenses        3.05%           6.19%        9.43%       12.77%       16.21%       19.75%       23.41%
End of Year Balance               $10,305.00      $10,619.30   $10,943.19   $11,276.96   $11,620.91   $11,975.34   $12,340.59
Estimated Annual Expenses         $   197.97      $   204.01   $   210.23   $   216.65   $   223.25   $   230.06   $   237.08
-----------------------------------------------------------------------------------------------------------------------------

AIM INTERMEDIATE GOVERNMENT FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.95%                         YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                             47.75%       55.13%       62.89%
Cumulative Return After Expenses       27.17%       31.05%       35.05%
End of Year Balance               $12,716.98   $13,104.85   $13,504.55
Estimated Annual Expenses         $   244.31   $   251.76   $   259.44
-----------------------------------------------------------------------------------------------------------------------------


AIM INTERMEDIATE GOVERNMENT FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.45%                         YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                              5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After Expenses        3.55%           7.23%       11.03%       14.97%       19.06%       23.28%       27.66%
End of Year Balance               $10,355.00      $10,722.60   $11,103.25   $11,497.42   $11,905.58   $12,328.23   $12,765.88
Estimated Annual Expenses         $   147.57      $   152.81   $   158.24   $   163.85   $   169.67   $   175.70   $   181.93
-----------------------------------------------------------------------------------------------------------------------------

AIM INTERMEDIATE GOVERNMENT FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.45%                         YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                             47.75%       55.13%       62.89%
Cumulative Return After Expenses       32.19%       36.88%       41.74%
End of Year Balance               $13,219.07   $13,688.34   $14,174.28
Estimated Annual Expenses         $   188.39   $   195.08   $   202.00
-----------------------------------------------------------------------------------------------------------------------------


AIM INTERMEDIATE GOVERNMENT FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.18%                 YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                              5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After Expenses        3.82%           7.79%       11.90%       16.18%       20.62%       25.22%       30.01%
End of Year Balance               $10,382.00      $10,778.59   $11,190.33   $11,617.81   $12,061.61   $12,522.36   $13,000.71
Estimated Annual Expenses         $   120.25      $   124.85   $   129.62   $   134.57   $   139.71   $   145.05   $   150.59
-----------------------------------------------------------------------------------------------------------------------------

AIM INTERMEDIATE GOVERNMENT FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.18%                 YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                             47.75%       55.13%       62.89%
Cumulative Return After Expenses       34.97%       40.13%       45.48%
End of Year Balance               $13,497.34   $14,012.94   $14,548.23
Estimated Annual Expenses         $   156.34   $   162.31   $   168.51
-----------------------------------------------------------------------------------------------------------------------------

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.40% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the management of the fund's portfolio:

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994. As the lead manager, Mr. Johnson generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Johnson may perform these functions, and the nature of these functions, may change from time to time.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

They are assisted by the advisor's Taxable Investment Grade Bond Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------


management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Intermediate Government Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.




                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
                                                              --------         --------    --------    --------    --------
Net asset value, beginning of period                          $   9.01         $   9.15    $   9.28    $   9.08    $   8.77
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30             0.29(a)     0.33(a)     0.43(b)     0.50(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.23        0.35
===========================================================================================================================
    Total from investment operations                              0.24             0.31        0.29        0.66        0.85
===========================================================================================================================
Less distributions from net investment income                    (0.42)           (0.45)      (0.42)      (0.46)      (0.54)
===========================================================================================================================
Net asset value, end of period                                $   8.83         $   9.01    $   9.15    $   9.28    $   9.08
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   2.66%            3.45%       3.03%       7.39%       9.91%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $407,096         $462,804    $639,002    $473,104    $302,391
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.19%(d)(e)      1.01%(e)     0.90%      0.94%       1.32%
===========================================================================================================================
Ratio of net investment income to average net assets              3.55%(d)         3.15%       3.47%       4.58%(b)     5.61%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $479,356,992.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.20% and 1.02% for 2005 and 2004, respectively.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
                                                              --------         --------    --------    --------    --------
Net asset value, beginning of period                          $   9.04         $   9.18    $   9.31    $   9.11    $   8.79
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23             0.22(a)     0.26(a)     0.37(b)     0.44(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.22        0.35
===========================================================================================================================
    Total from investment operations                              0.17             0.24        0.22        0.59        0.79
===========================================================================================================================
Less distributions from net investment income                    (0.35)           (0.38)      (0.35)      (0.39)      (0.47)
===========================================================================================================================
Net asset value, end of period                                $   8.86         $   9.04    $   9.18    $   9.31    $   9.11
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   1.89%            2.68%       2.30%       6.58%       9.17%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $269,708         $376,960    $654,305    $613,306    $269,677
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.94%(d)(e)      1.76%(e)     1.65%      1.69%       2.08%
===========================================================================================================================
Ratio of net investment income to average net assets              2.80%(d)         2.40%       2.72%       3.83%(b)     4.85%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $321,622,907.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                               2005            2004        2003        2002       2001
                                                              -------         -------    --------    --------    -------
Net asset value, beginning of period                          $  9.00         $  9.15    $   9.27    $   9.08    $  8.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23            0.22(a)     0.26(a)     0.37(b)    0.44(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.06)           0.01       (0.03)       0.21       0.34
========================================================================================================================
    Total from investment operations                             0.17            0.23        0.23        0.58       0.78
========================================================================================================================
Less distributions from net investment income                   (0.35)          (0.38)      (0.35)      (0.39)     (0.47)
========================================================================================================================
Net asset value, end of period                                $  8.82         $  9.00    $   9.15    $   9.27    $  9.08
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  1.90%           2.58%       2.42%       6.48%      9.08%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,650         $78,760    $137,213    $127,114    $59,915
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          1.94%(d)(e)     1.76%(e)     1.65%      1.69%      2.08%
========================================================================================================================
Ratio of net investment income to average net assets             2.80%(d)        2.40%       2.72%       3.83%(b)    4.85%
========================================================================================================================
Ratio of interest expense to average net assets                  0.20%(d)        0.07%       0.01%       0.04%      0.39%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           124%            142%        275%        146%       194%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $67,911,246.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS R
                                                              ----------------------------------------------
                                                                                               JUNE 3, 2002
                                                                                                (DATE SALES
                                                                   YEAR ENDED JULY 31,         COMMENCED) TO
                                                              -----------------------------      JULY 31,
                                                               2005         2004      2003         2002
                                                              ------       ------    ------    -------------
Net asset value, beginning of period                          $ 9.01       $ 9.16    $ 9.27       $ 9.13
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29         0.27(a)   0.30(a)      0.07(b)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.07)        0.01     (0.02)        0.14
============================================================================================================
    Total from investment operations                            0.22         0.28      0.28         0.21
============================================================================================================
Less distributions from net investment income                  (0.39)       (0.43)    (0.39)       (0.07)
============================================================================================================
Net asset value, end of period                                $ 8.84       $ 9.01    $ 9.16       $ 9.27
____________________________________________________________________________________________________________
============================================================================================================
Total return(c)                                                 2.51%        3.08%     2.99%        2.34%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,231       $4,422    $4,057       $   34
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.44%(d)     1.26%     1.15%        1.19%(e)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.45%(d)     1.26%     1.15%        1.27%(e)
============================================================================================================
Ratio of net investment income to average net assets            3.30%(d)     2.90%     3.22%        4.33%(b)(e)
============================================================================================================
Ratio of interest expense to average net assets                 0.20%(d)     0.07%     0.01%        0.04%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                       124%         142%      275%         146%
____________________________________________________________________________________________________________
============================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.


(d) Ratios are based on average daily net assets of $4,676,094.


(e) Annualized.


(f) Not annualized for periods less than one year.

                        --------------------------------
                        AIM INTERMEDIATE GOVERNMENT FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
                                                              ----------       ------------------
Net asset value, beginning of period                           $  9.01              $  9.30
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.31                 0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.07)               (0.15)
=================================================================================================
    Total from investment operations                              0.24                 0.09
=================================================================================================
Less distributions from net investment income                    (0.42)               (0.38)
=================================================================================================
Net asset value, end of period                                 $  8.83              $  9.01
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   2.69%                1.02%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $62,994              $76,771
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)             0.98%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.18%(c)             1.00%(d)
=================================================================================================
Ratio of net investment income to average net assets              3.57%(c)             3.18%(d)
=================================================================================================
Ratio of interest expense to average net assets                   0.20%(c)             0.07%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                         124%                 142%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $70,514,677.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, SAIs, annual
                       or semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Intermediate Government Fund
   SEC 1940 Act file number: 811-5686

----------------------------------------

AIMinvestments.com     GOV-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                              AIM LIMITED MATURITY TREASURY FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

--------------------------------------------------------------------------------

This prospectus contains important information about Class A and Class A3 shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

Hypothetical Investment and Expense
  Information                                        5

DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

Closure of Class A Shares                            7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our Solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                               (PERFORMANCE GRAPH

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................    9.40%
1996...................................................................    4.73%
1997...................................................................    5.97%
1998...................................................................    6.10%
1999...................................................................    2.64%
2000...................................................................    7.00%
2001...................................................................    7.54%
2002...................................................................    4.73%
2003...................................................................    1.40%
2004...................................................................    0.23%




    The Class A shares' year-to-date total return as of September 30, 2005 was 0.60%.



    During the periods shown in the bar chart, the highest quarterly return was 3.09% (quarter ended September 30, 2001) and the lowest quarterly return was -1.06% (quarter ended June 30, 2004).

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods ended December 31,                          10      INCEPTION
2004)                                  1 YEAR    5 YEARS   YEARS       DATE
------------------------------------------------------------------------------
Class A                                                              12/15/87
  Return Before Taxes                   (0.73)%   3.93%      4.83%
  Return After Taxes on Distributions   (1.25)    2.53       3.05
  Return After Taxes on Distributions
    and Sale of Fund Shares             (0.47)    2.49       3.01
Class A3(1)                                                          12/15/87(1)
  Return Before Taxes                    0.03     3.91       4.72
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
  Index(2)                               4.34     7.71       7.72
Lehman Brothers 1- to 2-Year U.S.
  Government Bond Index(3)               0.93     4.73       5.50
Lipper Short U.S. Treasury Category
  Average(4)                             0.63     4.52       5.15
------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class A3 will vary.

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Class A3 shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class A3 shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.
(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers 1- to 2-Year U.S. Government Bond Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Short U.S. Treasury Category Average (which may or may not include the fund) is included for comparison to a peer group.
(3) The Lehman Brothers 1- to 2-Year U.S. Government Bond Index measures the performance of U.S. government issues with maturities of one to two years.

(4) The Lipper Short U.S. Treasury Category Average represents an average of all Short U.S. Treasury Funds tracked by Lipper.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             CLASS A    CLASS A3
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                           1.00%       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase
price or redemption proceeds,
whichever is less)                                            None        None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                           CLASS A    CLASS A3
-------------------------------------------------------------------------------
Management Fees                                              0.20%       0.20%

Distribution and/or Service (12b-1) Fees(2)                  0.15        0.25

Other Expenses                                               0.26        0.26

Total Annual Fund
Operating Expenses(3)                                        0.61%       0.71%
-------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A3 shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

(3) At the request of the Board of Trustees, AMVESCAP PLC (as described herein) has agreed to reimburse the fund for expenses related to market timing matters. Total Annual Fund Operating Expenses restated for the item in Note 2 and net of this arrangement were 0.60% and 0.70% for Class A and Class A3 shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $162     $293      $437       $855
Class A3                                      73      227       395        883
--------------------------------------------------------------------------------

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM LIMITED MATURITY
TREASURY FUND
CLASS A--ANNUAL EXPENSE
RATIO 0.61%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          4.39%           8.97%       13.76%       18.75%       23.96%       29.41%       35.09%
End of Year Balance           $10,439.00      $10,897.27   $11,375.66   $11,875.05   $12,396.37   $12,940.57   $13,508.66
Estimated Annual Expenses     $    62.34      $    65.08   $    67.93   $    70.91   $    74.03   $    77.28   $    80.67
-------------------------------------------------------------------------------------------------------------------------

AIM LIMITED MATURITY
TREASURY FUND
CLASS A--ANNUAL EXPENSE
RATIO 0.61%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         41.02%       47.21%       53.67%
End of Year Balance           $14,101.69   $14,720.75   $15,367.00
Estimated Annual Expenses     $    84.21   $    87.91   $    91.77
-------------------------------------------------------------------------------


AIM LIMITED MATURITY
TREASURY FUND
CLASS A-3--ANNUAL EXPENSE
RATIO 0.71%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          4.29%           8.76%       13.43%       18.30%       23.37%       28.66%       34.18%
End of Year Balance           $10,429.00      $10,876.40   $11,343.00   $11,829.62   $12,337.11   $12,866.37   $13,418.34
Estimated Annual Expenses     $    72.52      $    75.63   $    78.88   $    82.26   $    85.79   $    89.47   $    93.31
-------------------------------------------------------------------------------------------------------------------------

AIM LIMITED MATURITY
TREASURY FUND
CLASS A-3--ANNUAL EXPENSE
RATIO 0.71%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         39.94%       45.94%       52.20%
End of Year Balance           $13,993.98   $14,594.32   $15,220.42
Estimated Annual Expenses     $    97.31   $   101.49   $   105.84
-------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.20% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the management of the fund's portfolio:

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994. As the lead manager, Mr. Johnson generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Johnson may perform these functions, and the nature of these functions, may change from time to time.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.
They are assisted by the advisor's Taxable Investment Grade Bond Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------


Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Limited Maturity Treasury Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

CLOSURE OF CLASS A SHARES

The fund discontinued public sales of its Class A shares to new investors at the close of business on October 30, 2002.

    Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.25      $  10.46      $  10.53      $  10.26      $   9.96
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.20(a)       0.12          0.19          0.33(b)       0.52(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)        (0.04)         0.03          0.27          0.31
===============================================================================================================================
    Total from investment operations                              0.07          0.08          0.22          0.60          0.83
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)        (0.12)        (0.19)        (0.33)        (0.53)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.02)        (0.17)        (0.10)           --            --
===============================================================================================================================
    Total distributions                                          (0.22)        (0.29)        (0.29)        (0.33)        (0.53)
===============================================================================================================================
Net asset value, end of period                                $  10.10      $  10.25      $  10.46      $  10.53      $  10.26
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                   0.68%         0.75%         2.18%         5.89%         8.53%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,553      $366,473      $577,993      $696,259      $507,799
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.60%(d)      0.59%         0.53%         0.48%         0.56%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.61%(d)      0.60%         0.53%         0.48%         0.56%
===============================================================================================================================
Ratio of net investment income to average net assets              1.96%(d)      1.13%         1.85%         3.12%(b)      5.15%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            142%          100%          124%          149%          137%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $297,322,589.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS A3
                                                              ------------------------------------------------
                                                                                              OCTOBER 31, 2002
                                                                                                (DATE SALES
                                                                YEAR ENDED JULY 31,            COMMENCED) TO
                                                              -----------------------             JULY 31,
                                                               2005            2004                 2003
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25         $ 10.46             $ 10.59
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.18(a)         0.10                0.13
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.14)          (0.04)              (0.04)
==============================================================================================================
    Total from investment operations                             0.04            0.06                0.09
==============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.18)          (0.10)              (0.12)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)          (0.17)              (0.10)
==============================================================================================================
    Total distributions                                         (0.20)          (0.27)              (0.22)
==============================================================================================================
Net asset value, end of period                                $ 10.09         $ 10.25             $ 10.46
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  0.39%           0.56%               0.88%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,524         $58,453             $94,409
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.79%(c)        0.79%               0.73%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.80%(c)        0.80%               0.73%(d)
==============================================================================================================
Ratio of net investment income to average net assets             1.77%(c)        0.93%               1.65%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                        142%            100%                124%
______________________________________________________________________________________________________________
==============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $47,696,555.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Form N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Limited Maturity Treasury Fund
   SEC 1940 Act file number: 811-5686

----------------------------------------

AIMinvestments.com     LTD-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                           AIM MONEY MARKET FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class B, C, R and Investor Class shares and AIM Cash Reserve Shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
Hypothetical Investment and Expense
  Information                                        4
DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 6
OTHER INFORMATION                                    6
------------------------------------------------------
Sales Charges                                        6
Dividends and Distributions                          6
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc., and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies;

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks;

- repurchase agreements;

- commercial paper;

- taxable municipal securities;

- master notes; and

- cash equivalents.

The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- sharply rising or falling interest rates;

- downgrades of credit ratings or default of any of the fund's holdings;

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.

    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's AIM Cash Reserve Shares from year to year. AIM Cash Reserve Shares do not have sales loads.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................    5.04%
1996...................................................................    4.41%
1997...................................................................    4.66%
1998...................................................................    4.62%
1999...................................................................    4.22%
2000...................................................................    5.45%
2001...................................................................    3.21%
2002...................................................................    0.91%
2003...................................................................    0.55%
2004...................................................................    0.76%




    The AIM Cash Reserve Shares' year-to-date total return as of September 30, 2005 was 1.51%.



    During the periods shown in the bar chart, the highest quarterly return was 1.41% (quarters ended September 30, 2000 and December 31, 2000) and the lowest quarterly return was 0.14% (quarters ended March 31, 2003, June 30, 2003, September 30, 2003, December 31, 2003, March 31, 2004, and June 30, 2004).


PERFORMANCE TABLE

The following performance table reflects the fund's performance over the period indicated. The fund's performance reflects payment of sales loads, if applicable.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------
(for the periods ended                                             SINCE       INCEPTION
December 31, 2004)               1 YEAR     5 YEARS    10 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------------------
AIM Cash Reserve Shares            0.76%      2.16%      3.37%         --        10/16/93
Class B                           (4.74)      1.12       2.75          --        10/16/93
Class C                           (0.49)      1.58         --        2.26%       08/04/97
Class R(2)                         0.51       1.90       3.11          --        10/16/93(2)
Investor Class(3)                  1.01       2.22       3.40          --        10/16/93(3)
--------------------------------------------------------------------------------------------


(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's AIM Cash Reserve Shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's AIM Cash Reserve Shares. The inception date of the fund's Class R shares is June 3, 2002.

(3) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's AIM Cash Reserve Shares (for periods prior to inception of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's AIM Cash Reserve Shares. The inception date of the fund's Investor Class shares is September 30, 2003.


    AIM Cash Reserve Shares', Class B shares', Class C shares', Class R shares' and Investor Class shares' seven day yields on December 31, 2004, were 1.27%, 0.77%, 1.02%, 1.02% and 1.52%, respectively. For the current seven day yield, call (800) 347-4246.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                             AIM CASH
                                             RESERVE                                  INVESTOR
(fees paid directly from your investment)    SHARES     CLASS B   CLASS C   CLASS R   CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases
(as a percentage of
offering price)                                None      None      None      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price or redemption
proceeds,
whichever is less)                             None      5.00%     1.00%     None(1)   None
---------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------------------
(expenses that are                         AIM CASH
deducted from                              RESERVE                                  INVESTOR
fund assets)                               SHARES     CLASS B   CLASS C   CLASS R   CLASS
-------------------------------------------------------------------------------------------
Management Fees                              0.39%     0.39%     0.39%     0.39%     0.39%

Distribution and/or
Service (12b-1) Fees(3)                      0.25      1.00      1.00      0.50        --

Other Expenses                               0.38      0.38      0.38      0.38      0.38

Total Annual Fund
Operating Expenses                           1.02%     1.77%     1.77%     1.27%     0.77%
-------------------------------------------------------------------------------------------



(1) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The advisor and the distributor have voluntarily agreed to waive fees and/or reimburse expenses in order to increase the fund's yield. These agreements may be modified or discontinued at any time without further notice to investors. Further, at the request of the Board of Trustees, AMVESCAP PLC (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Total Annual Fund Operating Expenses net of these arrangements were 0.92%, 1.50%, 1.29%, 1.17% and 0.67% for AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM Cash Reserve Shares                   $104      $325     $  563     $1,248
Class B                                    680       857      1,159      1,886
Class C                                    280       557        959      2,084
Class R                                    129       403        697      1,534
Investor Class                              79       246        428        954
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM Cash Reserve Shares                   $104      $325      $563      $1,248
Class B                                    180       557       959       1,886
Class C                                    180       557       959       2,084
Class R                                    129       403       697       1,534
Investor Class                              79       246       428         954
--------------------------------------------------------------------------------

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM MONEY MARKET FUND
AIM CASH RESERVE
SHARES--ANNUAL EXPENSE
RATIO 1.02%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.98%           8.12%       12.42%       16.90%       21.55%       26.39%       31.42%
End of Year Balance           $10,398.00      $10,811.84   $11,242.15   $11,689.59   $12,154.83   $12,638.60   $13,141.61
Estimated Annual Expenses     $   104.03      $   108.17   $   112.48   $   116.95   $   121.61   $   126.45   $   131.48
-------------------------------------------------------------------------------------------------------------------------

AIM MONEY MARKET FUND
AIM CASH RESERVE
SHARES--ANNUAL EXPENSE
RATIO 1.02%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         36.65%       42.09%       47.74%
End of Year Balance           $13,664.65   $14,208.50   $14,774.00
Estimated Annual Expenses     $   136.71   $   142.15   $   147.81
-------------------------------------------------------------------------------


AIM MONEY MARKET FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.23%           6.56%       10.01%       13.56%       17.23%       21.01%       24.92%
End of Year Balance           $10,323.00      $10,656.43   $11,000.64   $11,355.96   $11,722.75   $12,101.40   $12,492.27
Estimated Annual Expenses     $   179.86      $   185.67   $   191.67   $   197.86   $   204.25   $   210.84   $   217.65
-------------------------------------------------------------------------------------------------------------------------

AIM MONEY MARKET FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         28.96%       34.09%       39.43%
End of Year Balance           $12,895.77   $13,409.03   $13,942.71
Estimated Annual Expenses     $   224.68   $   134.15   $   139.49
-------------------------------------------------------------------------------------------------------


AIM MONEY MARKET FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.23%           6.56%       10.01%       13.56%       17.23%       21.01%       24.92%
End of Year Balance           $10,323.00      $10,656.43   $11,000.64   $11,355.96   $11,722.75   $12,101.40   $12,492.27
Estimated Annual Expenses     $   179.86      $   185.67   $   191.67   $   197.86   $   204.25   $   210.84   $   217.65
-------------------------------------------------------------------------------------------------------------------------

AIM MONEY MARKET FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.77%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         28.96%       33.12%       37.42%
End of Year Balance           $12,895.77   $13,312.31   $13,742.30
Estimated Annual Expenses     $   224.68   $   231.94   $   239.43
-------------------------------------------------------------------------------------------------------------------------


AIM MONEY MARKET FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.27%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.73%           7.60%       11.61%       15.78%       20.09%       24.57%       29.22%
End of Year Balance           $10,373.00      $10,759.91   $11,161.26   $11,577.57   $12,009.42   $12,457.37   $12,922.03
Estimated Annual Expenses     $   129.37      $   134.19   $   139.20   $   144.39   $   149.78   $   155.36   $   161.16
-------------------------------------------------------------------------------------------------------------------------

AIM MONEY MARKET FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.27%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         34.04%       39.04%       44.23%
End of Year Balance           $13,404.02   $13,903.99   $14,422.61
Estimated Annual Expenses     $   167.17   $   173.41   $   179.87
-------------------------------------------------------------------------------------------------------------------------


AIM MONEY MARKET FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 0.77%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          4.23%           8.64%       13.23%       18.02%       23.02%       28.22%       33.64%
End of Year Balance           $10,423.00      $10,863.89   $11,323.44   $11,802.42   $12,301.66   $12,822.02   $13,364.39
Estimated Annual Expenses     $    78.63      $    81.95   $    85.42   $    89.03   $    92.80   $    96.73   $   100.82
-------------------------------------------------------------------------------------------------------------------------

AIM MONEY MARKET FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 0.77%             YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         39.30%       45.19%       51.33%
End of Year Balance           $13,929.70   $14,518.93   $15,133.08
Estimated Annual Expenses     $   105.08   $   109.53   $   114.16
-------------------------------------------------------------------------------------------------------------------------

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.29% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchase of Class B and Class C Shares of AIM Money Market Fund are subject to the contingent deferred sales charges listed in the "Shareholder
Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------


    In order to earn dividends on a purchase of fund shares on the day of the purchase, the transfer agent must receive payment in federal funds before 12:00 noon Eastern Time on that day. Purchases made by payments in other forms, or payments in federal funds received after 12:00 noon Eastern Time but before the close of the customary trading session of the New York Stock Exchange, will begin to earn dividends on the next business day.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                   AIM CASH RESERVE SHARES
                                                              -----------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------------
                                                                2005             2004         2003          2002         2001
                                                              --------         --------    ----------    ----------    --------
Net asset value, beginning of period                          $   1.00         $   1.00    $     1.00    $     1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0150           0.0056        0.0064        0.0141      0.0467
===============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0150)         (0.0056)      (0.0064)      (0.0141)    (0.0467)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.0000)           --            --          --
===============================================================================================================================
    Total distributions                                        (0.0150)         (0.0056)      (0.0064)      (0.0141)    (0.0467)
===============================================================================================================================
Net asset value, end of period                                $   1.00         $   1.00    $     1.00    $     1.00    $   1.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(a)                                                   1.51%            0.57%         0.64%         1.42%       4.77%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $569,947         $724,567    $1,188,876    $1,121,879    $937,532
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(b)         0.58%         0.88%         1.01%       1.06%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.02%(b)         1.14%         1.03%         1.01%       1.06%
===============================================================================================================================
Ratio of net investment income to average net assets              1.46%(b)         0.55%         0.64%         1.40%       4.61%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


(b) Ratios are based on average daily net assets of $648,995,761.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
                                                              --------         --------    --------    --------    --------
Net asset value, beginning of period                          $   1.00         $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0090           0.0006      0.0007      0.0065      0.0392
===========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0090)         (0.0006)    (0.0007)    (0.0065)    (0.0392)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.0000)         --          --          --
===========================================================================================================================
    Total distributions                                        (0.0090)         (0.0006)    (0.0007)    (0.0065)    (0.0392)
===========================================================================================================================
Net asset value, end of period                                $   1.00         $   1.00    $   1.00    $   1.00    $   1.00
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                                   0.91%            0.06%       0.07%       0.66%       3.99%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,312         $335,866    $543,811    $717,967    $439,445
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.50%(b)         1.08%       1.46%       1.76%       1.81%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.77%(b)         1.89%       1.78%       1.76%       1.81%
===========================================================================================================================
Ratio of net investment income to average net assets              0.88%(b)         0.05%       0.06%       0.65%       3.86%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


(b) Ratios are based on average daily net assets of $277,647,251.



                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
                                                              --------         --------    --------    ---------    -------
Net asset value, beginning of period                          $   1.00         $   1.00    $   1.00    $    1.00    $  1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0113           0.0031      0.0008       0.0065     0.0393
===========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0113)         (0.0031)    (0.0008)     (0.0065)   (0.0393)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.0000)         --           --         --
===========================================================================================================================
    Total distributions                                        (0.0113)         (0.0031)    (0.0008)     (0.0065)   (0.0393)
===========================================================================================================================
Net asset value, end of period                                $   1.00         $   1.00    $   1.00    $    1.00    $  1.00
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                                   1.14%            0.31%       0.09%        0.66%      4.00%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,455         $ 93,457    $113,306    $ 118,947    $86,884
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.29%(b)         0.83%       1.44%        1.76%      1.81%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.77%(b)         1.89%       1.78%        1.76%      1.81%
===========================================================================================================================
Ratio of net investment income to average net assets              1.09%(b)         0.30%       0.08%        0.65%      3.86%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


(b) Ratios are based on average daily net assets of $79,702,343.

                             ---------------------
                             AIM MONEY MARKET FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                                                       JUNE 30, 2002
                                                                                                        (DATE SALES
                                                                       YEAR ENDED JULY 31,             COMMENCED) TO
                                                              -------------------------------------      JULY 31,
                                                                2005             2004        2003          2002
                                                              --------         --------    --------    -------------
Net asset value, beginning of period                          $   1.00         $   1.00    $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0125           0.0031      0.0038        0.0010
====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0125)         (0.0031)    (0.0038)      (0.0010)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.0000)         --            --
====================================================================================================================
    Total distributions                                        (0.0125)         (0.0031)    (0.0038)      (0.0010)
====================================================================================================================
Net asset value, end of period                                $   1.00         $   1.00    $   1.00      $   1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                   1.26%            0.31%       0.38%         0.10%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,070         $ 15,516    $  6,280      $     10
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(b)         0.83%       1.13%         1.26%(c)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.27%(b)         1.39%       1.28%         1.26%(c)
====================================================================================================================
Ratio of net investment income to average net assets              1.21%(b)         0.30%       0.39%         1.15%(c)
____________________________________________________________________________________________________________________
====================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $18,129,988.


(c) Annualized.



                                                                         INVESTOR CLASS
                                                                --------------------------------
                                                                              SEPTEMBER 30, 2003
                                                                                 (DATE SALES
                                                                YEAR ENDED      COMMENCED) TO
                                                                 JULY 31,          JULY 31,
                                                                   2005              2004
                                                                ----------    ------------------
Net asset value, beginning of period                             $   1.00          $   1.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.0175            0.0068
================================================================================================
Less distributions:
  Dividends from net investment income                            (0.0175)          (0.0068)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --           (0.0000)
================================================================================================
    Total distributions                                           (0.0175)          (0.0068)
================================================================================================
Net asset value, end of period                                   $   1.00          $   1.00
________________________________________________________________________________________________
================================================================================================
Total return(a)                                                      1.76%             0.68%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $303,082          $359,236
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.67%(b)          0.33%(c)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  0.77%(b)          0.86%(c)
================================================================================================
Ratio of net investment income to average net assets                 1.71%(b)          0.80%(c)
________________________________________________________________________________________________
================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $325,110,628.


(c) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files it complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Money Market Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     MKT-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                         AIM MUNICIPAL BOND FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Municipal Bond Fund seeks to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
Special Tax Information Regarding the Fund           8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. The fund will attempt to achieve its objective by investing primarily in a diversified portfolio of municipal bonds. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in municipal bond securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Certain types of industrial development bonds, such as private activity bonds, that meet certain standards, are treated as municipal bonds.

    The fund will also invest at least 80% of its total assets in investment-grade municipal securities rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization. Other securities meeting certain standards set by the fund are included in this category. The fund may invest up to 20% of its total assets in lower-quality municipal securities, i.e. "junk bonds," or unrated municipal securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on municipal securities they believe have favorable prospects for current income consistent with the fund's objective of preservation of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. A municipality may default or otherwise be unable to honor a financial obligation. Revenue bonds are generally not backed by the taxing power of the issuing municipality.

    The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

    Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they may be unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................  13.04%
1996...................................................................   3.90%
1997...................................................................   7.27%
1998...................................................................   5.28%
1999...................................................................  -2.45%
2000...................................................................   8.63%
2001...................................................................   3.82%
2002...................................................................   8.26%
2003...................................................................   5.14%
2004...................................................................   4.40%




    The Class A shares' year-to-date total return as of September 30, 2005 was 2.45%.



    During the periods shown in the bar chart, the highest quarterly return was 4.90% (quarter ended March 31, 1995) and the lowest quarterly return was -2.55% (quarter ended June 30, 2004).

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2004)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
-----------------------------------------------------------------------------------------
Class A                                                                         03/28/77
  Return Before Taxes            (0.58)%     4.99%      5.14%          --
  Return After Taxes on
    Distributions                (0.58)      4.99       5.14           --
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                   1.12       4.96       5.12           --
Class B                                                                         09/01/93
  Return Before Taxes            (1.37)      4.91       5.00           --
Class C                                                                         08/04/97
  Return Before Taxes             2.51       5.22         --         3.97%
Investor Class(2)                                                               03/28/77(2)
  Return Before Taxes             4.64       6.08       5.68           --
-----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
  Index(3)                        4.48       7.20       7.06           --
Lipper General Municipal Debt
  Fund Index(4)                   4.14       6.63       6.39           --
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.
(3) The Lehman Brothers Municipal Bond Index measures the performance of municipal bonds (a) with a minimum credit rating of Baa, (b) with an outstanding par value of at least $5 million, (c) issued as part of a transaction of at least $50 million, (d) issued after December 31, 1990, and
    (e) with a maturity of at least one year. In addition, the Lipper General Municipal Debt Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Lipper General Municipal Debt Fund Index is an equally weighted representation of the 30 largest funds in the Lipper General Municipal Debt Fund category. These funds invest primarily in municipal debt issues rated in the top four credit ratings.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly from                                                           INVESTOR
your investment)                            CLASS A         CLASS B    CLASS C     CLASS
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                              4.75%            None       None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                           None(1,2)        5.00%      1.00%       None
--------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
-------------------------------------------------------------------------------------------
(expenses that are deducted                                                        INVESTOR
from fund assets)                                    CLASS A   CLASS B   CLASS C   CLASS
-------------------------------------------------------------------------------------------
Management Fees                                       0.44%     0.44%     0.44%      0.44%

Distribution and/or
Service (12b-1) Fees                                  0.25      1.00      1.00       0.15

Other Expenses                                        0.16      0.16      0.16       0.16

Total Annual Fund
Operating Expenses(4)                                 0.85%     1.60%     1.60%      0.75%
-------------------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) At the request of the Board of Trustees, AMVESCAP PLC (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 0.84%, 1.59%, 1.59% and 0.74% for Class A, Class B, Class C and Investor Class shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursement, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $558      $733      $  924      $1,474
Class B                                        663       805       1,071       1,699
Class C                                        263       505         871       1,900
Investor Class                                  77       240         417         930
-------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $558      $733       $924       $1,474
Class B                                        163       505        871        1,699
Class C                                        163       505        871        1,900
Investor Class                                  77       240        417          930
-------------------------------------------------------------------------------------

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM MUNICIPAL BOND FUND
CLASS A--ANNUAL EXPENSE
RATIO 0.85%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          4.15%           8.47%       12.97%       17.66%       22.55%       27.63%       32.93%
End of Year Balance           $10,415.00      $10,847.22   $11,297.38   $11,766.22   $12,254.52   $12,763.08   $13,292.75
Estimated Annual Expenses     $    86.76      $    90.36   $    94.11   $    98.02   $   102.09   $   106.32   $   110.74
-------------------------------------------------------------------------------------------------------------------------

AIM MUNICIPAL BOND FUND
CLASS A--ANNUAL EXPENSE
RATIO 0.85%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         38.44%       44.19%       50.17%
End of Year Balance           $13,844.40   $14,418.94   $15,017.33
Estimated Annual Expenses     $   115.33   $   120.12   $   125.10
-------------------------------------------------------------------------------


AIM MUNICIPAL BOND FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.60%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.40%           6.92%       10.55%       14.31%       18.20%       22.21%       26.37%
End of Year Balance           $10,340.00      $10,691.56   $11,055.07   $11,430.95   $11,819.60   $12,221.46   $12,636.99
Estimated Annual Expenses     $   162.72      $   168.25   $   173.97   $   179.89   $   186.00   $   192.33   $   198.87
-------------------------------------------------------------------------------------------------------------------------

AIM MUNICIPAL BOND FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.60%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         30.67%       36.09%       41.74%
End of Year Balance           $13,066.65   $13,608.92   $14,173.69
Estimated Annual Expenses     $   205.63   $   113.37   $   118.08
-------------------------------------------------------------------------------------------------------


AIM MUNICIPAL BOND FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.60%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.40%           6.92%       10.55%       14.31%       18.20%       22.21%       26.37%
End of Year Balance           $10,340.00      $10,691.56   $11,055.07   $11,430.95   $11,819.60   $12,221.46   $12,636.99
Estimated Annual Expenses     $   162.72      $   168.25   $   173.97   $   179.89   $   186.00   $   192.33   $   198.87
-------------------------------------------------------------------------------------------------------------------------

AIM MUNICIPAL BOND FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.60%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         30.67%       35.11%       39.70%
End of Year Balance           $13,066.65   $13,510.92   $13,970.29
Estimated Annual Expenses     $   205.63   $   212.62   $   219.85
-------------------------------------------------------------------------------------------------------------------------


AIM MUNICIPAL BOND FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 0.75%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          4.25%           8.68%       13.30%       18.11%       23.13%       28.37%       33.82%
End of Year Balance           $10,425.00      $10,868.06   $11,329.96   $11,811.48   $12,313.47   $12,836.79   $13,382.35
Estimated Annual Expenses     $    76.59      $    79.85   $    83.24   $    86.78   $    90.47   $    94.31   $    98.32
-------------------------------------------------------------------------------------------------------------------------

AIM MUNICIPAL BOND FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 0.75%             YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         39.51%       45.44%       51.62%
End of Year Balance           $13,951.10   $14,544.02   $15,162.14
Estimated Annual Expenses     $   102.50   $   106.86   $   111.40
-------------------------------------------------------------------------------------------------------------------------

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.44% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1985.


They are assisted by the advisor's Municipal Bond Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Municipal Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of tax-exempt income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

    You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

    To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                             --------------------------------------------------------------------
                                                               2005              2004           2003        2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.01          $   7.96       $   8.06    $   8.06       $   7.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36              0.37           0.37        0.38(a)        0.40
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16              0.04          (0.09)       0.00           0.23
=================================================================================================================================
    Total from investment operations                             0.52              0.41           0.28        0.38           0.63
=================================================================================================================================
Less dividends from net investment income                       (0.37)            (0.36)         (0.38)      (0.38)         (0.40)
=================================================================================================================================
Net asset value, end of period                               $   8.16          $   8.01       $   7.96    $   8.06       $   8.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  6.55%             5.19%          3.43%       4.84%          8.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $263,013          $282,430       $328,280    $339,545       $322,437
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          0.84%(c)(d)       0.85%(d)       0.82%       0.81%          0.85%
=================================================================================================================================
Ratio of net investment income to average net assets             4.46%(c)          4.53%          4.55%       4.79%(a)       5.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             7%               14%            20%         35%            28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $272,385,385.


(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 0.85% and 0.86%, respectively.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------------
                                                               2005             2004          2003        2002          2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.02          $  7.98       $  8.07    $   8.07       $  7.84
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.30             0.31          0.31        0.32(a)       0.34
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16             0.03         (0.08)       0.00          0.23
==============================================================================================================================
    Total from investment operations                             0.46             0.34          0.23        0.32          0.57
==============================================================================================================================
Less dividends from net investment income                       (0.31)           (0.30)        (0.32)      (0.32)        (0.34)
==============================================================================================================================
Net asset value, end of period                                $  8.17          $  8.02       $  7.98    $   8.07       $  8.07
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  5.76%            4.28%         2.79%       4.05%         7.46%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,112          $69,956       $97,030    $104,150       $86,565
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.59%(c)(d)      1.60%(d)      1.57%       1.56%         1.60%
==============================================================================================================================
Ratio of net investment income to average net assets             3.71%(c)         3.78%         3.80%       4.04%(a)      4.31%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             7%              14%           20%         35%           28%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $62,684,483.


(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 1.60% and 1.61%, respectively.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                               2005             2004          2003       2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.00          $  7.96       $  8.06    $  8.05       $  7.83
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.30             0.31          0.31       0.32(a)       0.34
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.17             0.03         (0.09)      0.01          0.22
=============================================================================================================================
    Total from investment operations                             0.47             0.34          0.22       0.33          0.56
=============================================================================================================================
Less dividends from net investment income                       (0.31)           (0.30)        (0.32)     (0.32)        (0.34)
=============================================================================================================================
Net asset value, end of period                                $  8.16          $  8.00       $  7.96    $  8.06       $  8.05
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  5.90%            4.29%         2.67%      4.19%         7.34%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,084          $21,391       $25,425    $29,175       $17,889
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.59%(c)(d)      1.60%(d)      1.57%      1.56%         1.60%
=============================================================================================================================
Ratio of net investment income to average net assets             3.71%(c)         3.78%         3.80%      4.04%(a)      4.31%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             7%              14%           20%        35%           28%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $20,191,620.


(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 1.60% and 1.61%, respectively.

                            -----------------------
                            AIM MUNICIPAL BOND FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                  SEPTEMBER 30, 2003
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              JULY 31,              JULY 31,
                                                                2005                  2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.02                $   8.16
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.37                    0.32
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.16                   (0.16)
====================================================================================================
    Total from investment operations                               0.53                    0.16
====================================================================================================
Less dividends from net investment income                         (0.38)                  (0.30)
====================================================================================================
Net asset value, end of period                                 $   8.17                $   8.02
____________________________________________________________________________________________________
====================================================================================================
Total return(a)                                                    6.70%                   2.03%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $160,879                $167,571
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                            0.74%(b)(c)             0.65%(c)(d)
====================================================================================================
Ratio of net investment income to average net assets               4.56%(b)                4.73%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                            7%                     14%
____________________________________________________________________________________________________
====================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $163,118,818.


(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the year ended July 31, 2005 and for the period September 30, 2003 (date sales commenced) to July 31, 2004 was 0.75% and 0.72% (annualized), respectively.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Municipal Bond Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     MBD-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                            AIM REAL ESTATE FUND

                                                                     PROSPECTUS
                                                               October 25, 2005

AIM Real Estate Fund seeks to achieve high total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the funds. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares -- Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.


As of the close of business on April 29, 2005, the fund limited public sales of its shares to certain investors.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    4
FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5
Expense Example                                      5
Hypothetical Investment and Expense
  Information                                        6
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8
Advisor Compensation                                 8
Portfolio Managers                                   9
OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9
Dividends and Distributions                          9
Limited Fund Offering                                9
FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------


The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts and other real estate operating companies (REITs) that own property that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the fund's portfolio managers to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                  (BAR CHART)

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   36.44%
1997...................................................................   18.88%
1998...................................................................  -23.16%
1999...................................................................   -3.54%
2000...................................................................   28.25%
2001...................................................................    9.49%
2002...................................................................    8.06%
2003...................................................................   38.33%
2004...................................................................   35.09%




    The Class C shares' year-to-date total return as of September 30, 2005 was 9.12%.



    During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
(for the periods ended                                SINCE        INCEPTION
December 31, 2004)              1 YEAR     5 YEARS   INCEPTION        DATE
--------------------------------------------------------------------------------------
Class A                                                                12/31/96
  Return Before Taxes            29.57%     22.80%     12.23%
  Return After Taxes on
    Distributions                28.21      21.26      10.43
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                  19.66      19.20       9.52
Class B                                                                03/03/98
  Return Before Taxes            30.07      23.00      11.94
Class C                                                                05/01/95
  Return Before Taxes            34.09      23.18      14.56
Class R(1)                                                             12/31/96(1)
  Return Before Taxes            35.78      23.82      12.74
Investor Class(2)                36.16      24.03      12.93           12/31/96(2)
--------------------------------------------------------------------------------------
S&P 500 Index(3)                 10.87      (2.30)     11.10            4/30/95
MSCI US REIT Index(4)            31.49      21.67      15.24            4/30/95
Lipper Real Estate Fund
  Index(5)                       32.13      21.04        N/A            4/30/95
--------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) The returns shown for these periods are blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the MSCI US REIT Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(5) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category. These funds invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The inception date of this index is December 29, 1995.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------------
(fees paid directly from                                                         INVESTOR
your investment)                     CLASS A    CLASS B    CLASS C    CLASS R    CLASS
------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of
offering price)                       4.75%(1)    None       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None(2,3)  5.00%     1.00%       None(4)    None
------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(5)
-------------------------------------------------------------------------------------------
(expenses that are deducted                                                        INVESTOR
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R   CLASS
-------------------------------------------------------------------------------------------
Management Fees                             0.90%     0.90%     0.90%     0.90%      0.90%

Distribution and/or
Service (12b-1) Fees(6)                     0.25      1.00      1.00      0.50       0.22

Other Expenses                              0.33      0.33      0.33      0.33       0.33

Total Annual Fund
Operating Expenses                          1.48      2.23      2.23      1.73       1.45

Fee Waiver(7)                               0.17      0.17      0.17      0.17       0.17

Net Annual Fund Operating Expenses(8)       1.31%     2.06%     2.06%     1.56%      1.28%
-------------------------------------------------------------------------------------------



( 1) Effective November 1, 2005, the maximum sales charge (load) imposed on purchases (as a percentage of offering price) of Class A shares will be 5.50%.

(2) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(3) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(5) There is no guarantee that actual expenses will be the same as those shown in the table.
(6) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

(7) Effective January 1, 2005, through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation" following.)


(8) At the request of the Board of Trustees, AMVESCAP PLC (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the items in Note 6 and Note 7, and net of this arrangement were 1.30%, 2.05%, 2.05%, 1.55% and 1.27% for Class A, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $602     $870     $1,159     $2,081
Class B                                      709      946      1,308      2,299
Class C                                      309      646      1,108      2,490
Class R                                      159      493        850      1,961
Investor Class                               130      406        702      1,653
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $602     $870     $1,159     $2,081
Class B                                      209      646      1,108      2,299
Class C                                      209      646      1,108      2,490
Class R                                      159      493        850      1,961
Investor Class                               130      406        702      1,653
--------------------------------------------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM REAL ESTATE FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.31%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.69%           7.52%       11.48%       15.60%       19.86%       24.29%       28.87%
End of Year Balance           $10,369.00      $10,751.62   $11,148.35   $11,559.72   $11,986.28   $12,428.57   $12,887.19
Estimated Annual Expenses     $   133.42      $   138.34   $   143.44   $   148.74   $   154.23   $   159.92   $   165.82
-------------------------------------------------------------------------------------------------------------------------

AIM REAL ESTATE FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.31%                     YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         33.63%       38.56%       43.67%
End of Year Balance           $13,362.72   $13,855.81   $14,367.09
Estimated Annual Expenses     $   171.94   $   178.28   $   184.86
-------------------------------------------------------------------------------





AIM REAL ESTATE FUND
CLASS B--ANNUAL EXPENSE
RATIO 2.06%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          2.94%           5.97%        9.08%       12.29%       15.59%       18.99%       22.49%
End of Year Balance           $10,294.00      $10,596.64   $10,908.18   $11,228.89   $11,559.01   $11,898.85   $12,248.68
Estimated Annual Expenses     $   209.03      $   215.17   $   221.50   $   228.01   $   234.72   $   241.62   $   248.72
-------------------------------------------------------------------------------------------------------------------------

AIM REAL ESTATE FUND
CLASS B--ANNUAL EXPENSE
RATIO 2.06%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         26.09%       30.74%       35.56%
End of Year Balance           $12,608.79   $13,074.05   $13,556.48
Estimated Annual Expenses     $   256.03   $   168.22   $   174.43
-------------------------------------------------------------------------------------------------------





AIM REAL ESTATE FUND
CLASS C--ANNUAL EXPENSE
RATIO 2.06%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          2.94%           5.97%        9.08%       12.29%       15.59%       18.99%       22.49%
End of Year Balance           $10,294.00      $10,596.64   $10,908.18   $11,228.89   $11,559.01   $11,898.85   $12,248.68
Estimated Annual Expenses     $   209.03      $   215.17   $   221.50   $   228.01   $   234.72   $   241.62   $   248.72
-------------------------------------------------------------------------------------------------------------------------

AIM REAL ESTATE FUND
CLASS C--ANNUAL EXPENSE
RATIO 2.06%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         26.09%       29.79%       33.61%
End of Year Balance           $12,608.79   $12,979.49   $13,361.08
Estimated Annual Expenses     $   256.03   $   263.56   $   271.31
-------------------------------------------------------------------------------------------------------------------------





AIM REAL ESTATE FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.56%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.44%           7.00%       10.68%       14.49%       18.42%       22.50%       26.71%
End of Year Balance           $10,344.00      $10,699.83   $11,067.91   $11,448.64   $11,842.48   $12,249.86   $12,671.25
Estimated Annual Expenses     $   158.68      $   164.14   $   169.79   $   175.63   $   181.67   $   187.92   $   194.38
-------------------------------------------------------------------------------------------------------------------------

AIM REAL ESTATE FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.56%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         31.07%       35.58%       40.24%
End of Year Balance           $13,107.14   $13,558.03   $14,024.43
Estimated Annual Expenses     $   201.07   $   207.99   $   215.14
-------------------------------------------------------------------------------------------------------------------------





AIM REAL ESTATE FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.28%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.72%           7.58%       11.58%       15.73%       20.04%       24.50%       29.13%
End of Year Balance           $10,372.00      $10,757.84   $11,158.03   $11,573.11   $12,003.63   $12,450.16   $12,913.31
Estimated Annual Expenses     $   130.38      $   135.23   $   140.26   $   145.48   $   150.89   $   156.50   $   162.33
-------------------------------------------------------------------------------------------------------------------------

AIM REAL ESTATE FUND
INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.28%             YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         33.94%       38.92%       44.09%
End of Year Balance           $13,393.68   $13,891.93   $14,408.71
Estimated Annual Expenses     $   168.36   $   174.63   $   181.12
-------------------------------------------------------------------------------------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Real Estate) (the subadvisor) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.73% of average daily net assets.


    The advisor has contractually agreed to advisory fee waivers for the fund for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

                 ADVISORY FEE RATES BEFORE                                      ADVISORY FEE RATES AFTER
                   JANUARY 1, 2005 WAIVER                                        JANUARY 1, 2005 WAIVER
--------------------------------------------------------------------------------------------------------------------------
                               0.90% of the first $5 billion                               0.75% of the first $250 million
                               0.875% of the next $5 billion*                               0.74% of the next $250 million
                        0.85% of the excess over $10 billion*                               0.73% of the next $500 million
                                                                                            0.72% of the next $1.5 billion
                                                                                            0.71% of the next $2.5 billion
                                                                                            0.70% of the next $2.5 billion
                                                                                            0.69% of the next $2.5 billion
                                                                                      0.68% of the excess over $10 billion

* After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.

    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.


They are assisted by the subadvisor's Real Estate Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.



    Effective January 1, 2006, the following portfolio managers will be added to the day-to-day management of the fund:



    James Cowen, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 2001. In 2000, he was a financial analyst for Jonathan Edwards Consulting.



    Ping-Ying Wang, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 1998.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred contingent sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

LIMITED FUND OFFERING

Based upon the portfolio managers' recommendation, which is in part due to the sometimes limited availability of common stocks of real estate-related securities that meet the investment criteria for the fund, the fund limited public sales of its shares to certain investors, effective as of the close of business on April 29, 2005. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

    The following types of investors may continue to invest in the fund if they were invested in the fund on April 29, 2005 and remain invested in the fund after that date:
(i)  Existing shareholders of the fund;
(ii) Existing shareholders of the fund who open other accounts in their name;
(iii) The following plans and programs:

     - Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

     - Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

     - Retirement plans maintained pursuant to Section 457 of the Code;

     - Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and
     - Qualified Tuition Programs maintained pursuant to Section 529 of the
       Code.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

     - Retirement plans maintained pursuant to Section 401 of the Code;

     - Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

     - Retirement plans maintained pursuant to Section 457 of the Code;

     - Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code;

     - Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and

     - Portfolio management team, including analysts.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund.

    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                2005           2004        2003       2002       2001
                                                              --------       --------    --------    -------    -------
Net asset value, beginning of period                          $  21.41       $  17.50    $  15.25    $ 13.56    $ 13.04
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.38           0.44(a)     0.45(a)    0.47(a)    0.50
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.41           3.97        2.24       1.68       0.54
=======================================================================================================================
    Total from investment operations                              8.79           4.41        2.69       2.15       1.04
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.41)         (0.50)      (0.44)     (0.46)     (0.52)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --          --         --         --
=======================================================================================================================
    Total distributions                                          (1.06)         (0.50)      (0.44)     (0.46)     (0.52)
=======================================================================================================================
Net asset value, end of period                                $  29.14       $  21.41    $  17.50    $ 15.25    $ 13.56
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  41.87%         25.46%      18.12%     16.10%      8.23%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $940,003       $418,244    $177,901    $86,411    $28,400
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.43%(c)       1.65%       1.72%      1.77%      1.63%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.57%(c)       1.66%       1.72%      1.77%      1.79%
=======================================================================================================================
Ratio of net investment income to average net assets              1.52%(c)       2.17%       2.97%      3.25%      3.88%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            28%         87%        77%        85%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $679,106,517.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                2005           2004        2003       2002       2001
                                                              --------       --------    --------    -------    -------
Net asset value, beginning of period                          $  21.48       $  17.55    $  15.29    $ 13.59    $ 13.07
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.21           0.30(a)     0.36(a)    0.38(a)    0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.44           3.99        2.24       1.68       0.53
=======================================================================================================================
    Total from investment operations                              8.65           4.29        2.60       2.06       0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.25)         (0.36)      (0.34)     (0.36)     (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --          --         --         --
=======================================================================================================================
    Total distributions                                          (0.90)         (0.36)      (0.34)     (0.36)     (0.42)
=======================================================================================================================
Net asset value, end of period                                $  29.23       $  21.48    $  17.55    $ 15.29    $ 13.59
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  40.91%         24.66%      17.37%     15.40%      7.42%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $254,135       $174,672    $123,093    $69,557    $16,917
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.11%(c)       2.30%       2.37%      2.41%      2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.23%(c)       2.31%       2.37%      2.41%      2.43%
=======================================================================================================================
Ratio of net investment income to average net assets              0.84%(c)       1.52%       2.32%      2.61%      3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            28%         87%        77%        85%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $222,430,007.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                2005           2004        2003       2002       2001
                                                              --------       --------    --------    -------    -------
Net asset value, beginning of period                          $  21.44       $  17.52    $  15.26    $ 13.57    $ 13.05
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.21           0.30(a)     0.36(a)    0.38(a)    0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.42           3.98        2.24       1.67       0.53
=======================================================================================================================
    Total from investment operations                              8.63           4.28        2.60       2.05       0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.25)         (0.36)      (0.34)     (0.36)     (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --          --         --         --
=======================================================================================================================
    Total distributions                                          (0.90)         (0.36)      (0.34)     (0.36)     (0.42)
=======================================================================================================================
Net asset value, end of period                                $  29.17       $  21.44    $  17.52    $ 15.26    $ 13.57
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  40.90%         24.64%      17.41%     15.35%      7.43%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,723       $116,872    $ 64,648    $37,733    $22,722
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.11%(c)       2.30%       2.37%      2.41%      2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.23%(c)       2.31%       2.37%      2.41%      2.43%
=======================================================================================================================
Ratio of net investment income to average net assets              0.84%(c)       1.52%       2.32%      2.61%      3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            28%         87%        77%        85%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $167,037,245.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS R
                                                                ----------------------------
                                                                              APRIL 30, 2004
                                                                               (DATE SALES
                                                                YEAR ENDED    COMMENCED) TO
                                                                 JULY 31,        JULY 31,
                                                                   2005            2004
                                                                ----------    --------------
Net asset value, beginning of period                             $ 21.41          $19.34
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.35            0.11(a)
--------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            8.41            2.07
============================================================================================
    Total from investment operations                                8.76            2.18
============================================================================================
Less distributions:
  Dividends from net investment income                             (0.37)          (0.11)
--------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.65)             --
============================================================================================
    Total distributions                                            (1.02)          (0.11)
============================================================================================
Net asset value, end of period                                   $ 29.15          $21.41
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                    41.69%          11.29%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 6,832          $   24
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.61%(c)        1.72%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.73%(c)        1.73%(d)
============================================================================================
Ratio of net investment income to average net assets                1.34%(c)        2.10%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                            38%             28%
____________________________________________________________________________________________
============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $2,249,698.


(d) Annualized.


(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                         INVESTOR CLASS
                                                                --------------------------------
                                                                              SEPTEMBER 30, 2003
                                                                                 (DATE SALES
                                                                YEAR ENDED      COMMENCED) TO
                                                                 JULY 31,          JULY 31,
                                                                   2005              2004
                                                                ----------    ------------------
Net asset value, beginning of period                             $ 21.40           $ 18.18
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.40              0.39(a)
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            8.41              3.25
================================================================================================
    Total from investment operations                                8.81              3.64
================================================================================================
Less distributions:
  Dividends from net investment income                             (0.44)            (0.42)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.65)               --
================================================================================================
    Total distributions                                            (1.09)            (0.42)
================================================================================================
Net asset value, end of period                                   $ 29.12           $ 21.40
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    41.98%            20.13%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $41,889           $29,896
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.34%(c)          1.51%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.46%(c)          1.54%(d)
================================================================================================
Ratio of net investment income to average net assets                1.61%(c)          2.31%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                            38%               28%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $36,026,823.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Real Estate Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     REA-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                        AIM SHORT TERM BOND FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Short Term Bond Fund seeks to achieve a high level of current income consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Return                                  2
Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5

DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 6
Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. These securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration and weighted average effective maturity, as estimated by the fund's portfolio managers, will be less than three years.

    The fund may invest up to 15% of its total assets in foreign securities. The fund will not invest in non-U.S. dollar denominated securities. The fund may also invest in credit derivatives. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for a high level of current income, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2003...................................................................   2.79%
2004...................................................................   1.63%




    The Class C shares' year-to-date total return as of September 30, 2005 was 1.26%.



    During the period shown in the bar chart, the highest quarterly return was 1.23% (quarter ended June 30, 2003) and the lowest quarterly return was -0.61% (quarter ended June 30, 2004).

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                             SINCE         INCEPTION
December 31, 2004)                                     1 YEAR     INCEPTION        DATE
------------------------------------------------------------------------------------------
Class C                                                                          08/30/02
  Return Before Taxes                                    1.63%        2.51%
  Return After Taxes on Distributions                    0.78         1.58
  Return After Taxes on Distributions and Sale of
     Fund Shares                                         1.06         1.60
Class A(1)                                                                       08/30/02(1)
  Return Before Taxes                                   (0.70)        1.49
Class R(2)                                                                       08/30/02(2)
  Return Before Taxes                                    1.90         2.62
------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(3)             4.34         5.02(6)    08/31/02(6)
Lehman Brothers 1-3 Year Government/Credit Bond
  Index(4)                                               1.30         2.66(6)    08/31/02(6)
Lipper Short Investment Grade Debt Fund Index(5)         1.61         2.58(6)    08/31/02(6)
------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C only and after-tax returns for Class A and R will vary.

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Class A shares since their inception and the restated historical performance of the fund's Class C shares (for the periods prior to the inception of the Class A shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class C shares. The inception date shown in the table is that of the fund's Class C shares. The inception date of the fund's Class A shares is April 30, 2004.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class C shares (for the periods prior to the inception of the Class R shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class C shares. The inception date shown in the table is that of the fund's Class C shares. The inception date of the fund's Class R shares is April 30, 2004.
(3) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers 1-3 Year Government/Credit Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Short Investment Grade Debt Fund Index (which may or may not include the fund) has been included for comparison to a peer group.

(4) The Lehman Brothers 1-3 Year Government/Credit Bond Index is a subset of the Lehman Brothers Government/Credit Bond Index that only includes those securities with maturities between one and three years. The Lehman Brothers Government/Credit Bond Index includes treasuries (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporation, and corporate or foreign debt guaranteed by the U.S. Government), and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(5) The Lipper Short Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Short Investment Grade Debt category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.
(6) The average annual total return given is since the month end closest to the inception date of each class.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------
(fees paid directly from
your investment)                                      CLASS A          CLASS C      CLASS R
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                        2.50              None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)                           None(1,2)         None         None(3)
---------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
-----------------------------------------------------
(expenses that are deducted
from fund assets)                                      CLASS A      CLASS C      CLASS R
------------------------------------------------------------------------------------------
Management Fees                                          0.40%        0.40%        0.40%

Distribution and/or Service (12b-1) Fees(5,6)            0.25         1.00         0.50

Other Expenses                                           0.26         0.26         0.26

Total Annual Fund Operating Expenses                     0.91         1.66         1.16

Waiver(6)                                                0.04         0.44         0.04

Net Expenses(7)                                          0.87%        1.22%        1.12%
------------------------------------------------------------------------------------------


[(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) fees reflect this agreement.

(6) The distributor has contractually agreed to waive 0.40% of Rule 12b-1 distribution plan payments on Class C shares. In addition, the fund's advisor has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.85%, 1.20% and 1.10% on Class A, Class C and Class R shares, of average daily net assets respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above:
    (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC (AMVESCAP) described more fully below, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through July 31, 2006.


(7) At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the items in Note 5 and Note 6 above, and net of this arrangement were 0.86%, 1.21% and 1.11% for Class A, Class C and Class R shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Class A                                           $337     $529      $737      $1,338
Class C                                            124      480       861       1,929
Class R                                            114      365       634       1,405
--------------------------------------------------------------------------------------



    You would pay the following expenses if you did not redeem your shares:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Class A                                           $337     $529      $737      $1,338
Class C                                            124      480       861       1,929
Class R                                            114      365       634       1,405
--------------------------------------------------------------------------------------

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM SHORT TERM BOND FUND
CLASS A--ANNUAL EXPENSE
RATIO 0.87%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          4.13%           8.43%       12.91%       17.57%       22.43%       27.48%       32.75%
End of Year Balance           $10,413.00      $10,843.06   $11,290.88   $11,757.19   $12,242.76   $12,748.39   $13,274.89
Estimated Annual Expenses     $    88.80      $    92.46   $    96.28   $   100.26   $   104.40   $   108.71   $   113.20
-------------------------------------------------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND
CLASS A--ANNUAL EXPENSE
RATIO 0.87%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         38.23%       43.94%       49.89%
End of Year Balance           $13,823.15   $14,394.04   $14,988.52
Estimated Annual Expenses     $   117.88   $   122.74   $   127.81
-------------------------------------------------------------------------------





AIM SHORT TERM BOND FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.22%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.78%           7.70%       11.77%       16.00%       20.38%       24.93%       29.66%
End of Year Balance           $10,378.00      $10,770.29   $11,177.41   $11,599.91   $12,038.39   $12,493.44   $12,965.69
Estimated Annual Expenses     $   124.31      $   129.00   $   133.88   $   138.94   $   144.19   $   149.64   $   155.30
-------------------------------------------------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.22%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         34.56%       39.64%       44.92
End of Year Balance           $13,455.79   $13,964.42   $14,492.28
Estimated Annual Expenses     $   161.17   $   167.26   $   173.59
-------------------------------------------------------------------------------------------------------





AIM SHORT TERM BOND FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.12%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                          3.88%           7.91%       12.10%       16.45%       20.96%       25.66%       30.53%
End of Year Balance           $10,388.00      $10,791.05   $11,209.75   $11,644.69   $12,096.50   $12,565.84   $13,053.40
Estimated Annual Expenses     $   114.17      $   118.60   $   123.20   $   127.98   $   132.95   $   138.11   $   143.47
-------------------------------------------------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.12%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         35.60%       40.86%       46.33%
End of Year Balance           $13,559.87   $14,085.99   $14,632.53
Estimated Annual Expenses     $   149.03   $   154.82   $   160.82
-------------------------------------------------------------------------------------------------------------------------



DISCLOSURE OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------------------
                                                  APPROXIMATE DATE OF                     INFORMATION REMAINS
INFORMATION                                         WEBSITE POSTING                        POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end        15 days after month end                 Until posting of the following month's
                                                                                 top ten holdings
-----------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter end      For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.36% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999. As the lead manager, Mr. Friedli generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Friedli may perform these functions, and the nature of these functions, may change from time to time.


- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.


They are assisted by the advisor's Taxable Investment Grade Bond Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommenda-

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

tions with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website
(http://www.aiminvestments.com). The website is not part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Short Term Bond Fund are subject to the maximum 2.50% initial sales charge as listed under the heading "AIM Short Term Bond Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                          CLASS A
                                                                ----------------------------
                                                                              APRIL 30, 2004
                                                                               (DATE SALES
                                                                YEAR ENDED    COMMENCED) TO
                                                                 JULY 31,        JULY 31,
                                                                   2005            2004
                                                                ----------    --------------
Net asset value, beginning of period                             $ 10.01          $10.03
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.25(a)         0.05(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.04)          (0.00)
============================================================================================
    Total from investment operations                                0.21            0.05
============================================================================================
Less distributions from net investment income                      (0.29)          (0.07)
============================================================================================
Net asset value, end of period                                   $  9.93          $10.01
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                     2.14%           0.46%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $29,250          $6,971
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.86%(c)        0.85%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.00%(c)        0.96%(d)
============================================================================================
Ratio of net investment income to average net assets                2.53%(c)        1.92%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                           103%            126%
____________________________________________________________________________________________
============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $17,091,038.


(d) Annualized.


(e) Not annualized for periods less than one year.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                            AUGUST 30, 2002
                                                                    YEAR ENDED              (DATE OPERATIONS
                                                                     JULY 31,                COMMENCED) TO
                                                              -----------------------           JULY 31,
                                                                2005           2004               2003
                                                              --------       --------       ----------------
Net asset value, beginning of period                          $  10.01       $  10.02           $  10.01
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.22(a)        0.16(a)            0.12(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.08               0.14
============================================================================================================
    Total from investment operations                              0.18           0.24               0.26
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.25)             (0.25)
============================================================================================================
  Return of capital                                                 --             --              (0.00)
============================================================================================================
    Total distributions                                          (0.26)         (0.25)             (0.25)
============================================================================================================
Net asset value, end of period                                $   9.93       $  10.01           $  10.02
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   1.79%          2.44%              2.58%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $203,806       $318,282           $337,480
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.21%(c)       1.20%              1.20%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.66%(c)       1.61%              1.60%(d)
============================================================================================================
Ratio of net investment income to average net assets              2.18%(c)       1.57%              1.28%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         103%           126%                88%
____________________________________________________________________________________________________________
============================================================================================================



(a)Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $266,278,327.


(d)Annualized.


(e) Not annualized for periods less than one year.

                            ------------------------
                            AIM SHORT TERM BOND FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS R
                                                                ----------------------------
                                                                              APRIL 30, 2004
                                                                               (DATE SALES
                                                                YEAR ENDED    COMMENCED) TO
                                                                 JULY 31,        JULY 31,
                                                                   2005            2004
                                                                ----------    --------------
Net asset value, beginning of period                              $10.02          $10.03
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.23(a)         0.04(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.04)           0.01
============================================================================================
    Total from investment operations                                0.19            0.05
============================================================================================
Less distributions from net investment income                      (0.27)          (0.06)
============================================================================================
Net asset value, end of period                                    $ 9.94          $10.02
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                     1.88%           0.49%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  158          $   11
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.11%(c)        1.10%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.16%(c)        1.11%(d)
============================================================================================
Ratio of net investment income to average net assets                2.28%(c)        1.67%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                           103%            126%
____________________________________________________________________________________________
============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $125,714.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Short Term Bond Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     STB-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                      AIM TOTAL RETURN BOND FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

AIM Total Return Bond Fund seeks to achieve maximum total return consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      4

Hypothetical Investment and Expense
  Information                                        4

DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve maximum total return consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund will attempt to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. These fixed income securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/-1.5 years of that of the Lehman Brothers Aggregate Bond Index and the fund will generally maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years.


    The fund may invest up to 25% of its total assets in foreign securities. The fund may invest up to 5% of its total assets in non-U.S. dollar denominated securities. The fund may also invest in credit derivatives. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers focus on securities that they believe have favorable prospects for maximum total return, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................    8.54%
2003...................................................................    5.12%
2004...................................................................    4.50%




    The Class A shares' year-to-date total return as of September 30, 2005 was 2.12%.



    During the period shown in the bar chart, the highest quarterly return was 3.70% (quarter ended September 30, 2002) and the lowest quarterly return was -1.82% (quarter ended June 30, 2004).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods ended                                    SINCE      INCEPTION
December 31, 2004)                             1 YEAR     INCEPTION    DATE
------------------------------------------------------------------------------
Class A                                                              12/31/01
  Return Before Taxes                           (0.44)%     4.33%
  Return After Taxes on Distributions           (1.88)      2.74
  Return After Taxes on Distributions and
    Sale of Fund Shares                         (0.26)      2.74
Class B                                                              12/31/01
  Return Before Taxes                           (1.27)      4.35
Class C                                                              12/31/01
  Return Before Taxes                            2.63       5.22
Class R(1)
  Return Before Taxes                            4.08       5.79     12/31/01(1)
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(2)     4.34       6.19     12/31/01(4)
Lipper Intermediate Investment Grade Debt
  Fund Index(3)                                  4.28       5.98     12/31/01(4)
------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) The returns shown for these periods are blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is April 30, 2004.
(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. In addition, the Lipper Intermediate Investment Grade Debt Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Lipper Intermediate Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Intermediate Investment Grade Debt category. These funds invest primarily in investment grade debt issues with average maturities of five to ten years.
(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of
offering price)                         4.75%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1,2)   5.00%     1.00%    None(3)
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                    CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------
Management Fees                        0.50%     0.50%     0.50%     0.50%

Distribution and/or
Service (12b-1) Fees(5)                0.25      1.00      1.00      0.50

Other Expenses                         0.64      0.64      0.64      0.64

Total Annual Fund
Operating Expenses                     1.39      2.14      2.14      1.64

Waiver(6)                              0.22      0.22      0.22      0.22

Net Annual Fund Operating
Expenses(7)                            1.17%     1.92%     1.92%     1.42%
--------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

(6) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) to 1.15%, 1.90%, 1.90% and 1.40% of Class A, Class B, Class C, and Class R shares, of average daily net assets respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC (AMVESCAP) described more fully below, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreements is in effect through July 31, 2006.


(7) The fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.00%, 1.75%, 1.75% and 1.25% of Class A, Class B, Class C and Class R shares, of average daily net assets respectively. This expense limitation agreement may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. Further, at the request of the Trustees, AMVESCAP (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the items in Note 5 above and net of this arrangement were 1.01%, 1.76%, 1.76% and 1.26% for Class A, Class B, Class C and Class R shares, respectively, for the year ended July 31, 2005.


If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------
Class A                        $589        $874       $1,179      $2,046
Class B                         695         949        1,329       2,264
Class C                         295         649        1,129       2,455
Class R                         145         496          871       1,925
-------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------
Class A                        $589        $874       $1,179      $2,046
Class B                         195         649        1,129       2,264
Class C                         195         649        1,129       2,455
Class R                         145         496          871       1,925
-------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for a fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM TOTAL RETURN BOND FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.17%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.83%           7.81%       11.94%       16.22%       20.67%       25.30%       30.09%
End of Year Balance           $10,383.00      $10,780.67   $11,193.57   $11,622.28   $12,067.42   $12,529.60   $13,009.48
Estimated Annual Expenses     $   119.24      $   123.81   $   128.55   $   133.47   $   138.58   $   143.89   $   149.40
-------------------------------------------------------------------------------------------------------------------------

AIM TOTAL RETURN BOND FUND
CLASS A--ANNUAL EXPENSE
RATIO 1.17%                     YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        35.08%       40.25%       45.62%
End of Year Balance           $13,507.74   $14,025.09   $14,562.25
Estimated Annual Expenses     $   155.13   $   161.07   $   167.24
-----------------------------------------------------------------------------


AIM TOTAL RETURN BOND FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.92%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.08%           6.25%        9.53%       12.90%       16.38%       19.96%       23.66%
End of Year Balance           $10,308.00      $10,625.49   $10,952.75   $11,290.10   $11,637.83   $11,996.28   $12,365.76
Estimated Annual Expenses     $   194.96      $   200.96   $   207.15   $   213.53   $   220.11   $   226.89   $   233.88
-------------------------------------------------------------------------------------------------------------------------

AIM TOTAL RETURN BOND FUND
CLASS B--ANNUAL EXPENSE
RATIO 1.92%                     YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.47%       32.35%       37.42%
End of Year Balance           $12,746.63   $13,234.82   $13,741.72
Estimated Annual Expenses     $   241.08   $   151.99   $   157.81
-----------------------------------------------------------------------------------------------------

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

AIM TOTAL RETURN BOND FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.92%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.08%           6.25%        9.53%       12.90%       16.38%       19.96%       23.66%
End of Year Balance           $10,308.00      $10,625.49   $10,952.75   $11,290.10   $11,637.83   $11,996.28   $12,365.76
Estimated Annual Expenses     $   194.96      $   200.96   $   207.15   $   213.53   $   220.11   $   226.89   $   233.88
-------------------------------------------------------------------------------------------------------------------------

AIM TOTAL RETURN BOND FUND
CLASS C--ANNUAL EXPENSE
RATIO 1.92%                     YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.47%       31.39%       35.44%
End of Year Balance           $12,746.63   $13,139.22   $13,543.91
Estimated Annual Expenses     $   241.08   $   248.50   $   256.16
-------------------------------------------------------------------------------------------------------------------------


AIM TOTAL RETURN BOND FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.42%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.58%           7.29%       11.13%       15.11%       19.23%       23.50%       27.92%
End of Year Balance           $10,358.00      $10,728.82   $11,112.91   $11,510.75   $11,922.83   $12,349.67   $12,791.79
Estimated Annual Expenses     $   144.54      $   149.72   $   155.08   $   160.63   $   166.38   $   172.33   $   178.50
-------------------------------------------------------------------------------------------------------------------------

AIM TOTAL RETURN BOND FUND
CLASS R--ANNUAL EXPENSE
RATIO 1.42%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        32.50%       37.24%       42.15%
End of Year Balance           $13,249.74   $13,724.08   $14,215.40
Estimated Annual Expenses     $   184.89   $   191.51   $   198.37
-------------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended July 31, 2005, the advisor received compensation of 0.14% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999. As the lead manager, Mr. Friedli generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Friedli may perform these functions, and the nature of these functions, may change from time to time.


- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.


They are assisted by the advisor's Taxable Investment Grade Bond Team, which may be comprised of portfolio managers, research analysis and other investment professionals of the advisor. Team members provide research support and make securities recommenda-

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------


tions with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Total Return Bond Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the fund's new independent registered public accounting firm for the fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                        DECEMBER 31, 2001
                                                                                                        (DATE OPERATIONS
                                                                      YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              -----------------------------------           JULY 31,
                                                               2005          2004          2003               2002
                                                              -------       -------       -------       -----------------
Net asset value, beginning of period                          $ 10.45       $ 10.35       $ 10.19            $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32          0.31          0.32(a)           0.18(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.15          0.25          0.26              0.23
=========================================================================================================================
    Total from investment operations                             0.47          0.56          0.58              0.41
=========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.33)        (0.36)        (0.40)            (0.22)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.12)        (0.10)        (0.02)               --
=========================================================================================================================
    Total distributions                                         (0.45)        (0.46)        (0.42)            (0.22)
=========================================================================================================================
Net asset value, end of period                                $ 10.47       $ 10.45       $ 10.35            $10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  4.57%         5.45%         5.77%             4.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,264       $35,948       $30,336            $9,325
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.01%(c)      1.00%         1.00%             1.00%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.48%(c)      1.57%         1.54%             3.21%(d)
=========================================================================================================================
Ratio of net investment income to average net assets             3.04%(c)      2.87%         3.07%             3.10%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                        180%          338%          284%              215%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $39,360,766.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                        DECEMBER 31, 2001
                                                                                                        (DATE OPERATIONS
                                                                      YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              -----------------------------------           JULY 31,
                                                               2005          2004          2003               2002
                                                              -------       -------       -------       -----------------
Net asset value, beginning of period                          $ 10.45       $ 10.35       $ 10.19            $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.24          0.22          0.24(a)            0.14(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.15          0.26          0.27               0.22
=========================================================================================================================
    Total from investment operations                             0.39          0.48          0.51               0.36
=========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.25)        (0.29)        (0.33)             (0.17)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.12)        (0.09)        (0.02)                --
=========================================================================================================================
    Total distributions                                         (0.37)        (0.38)        (0.35)             (0.17)
=========================================================================================================================
Net asset value, end of period                                $ 10.47       $ 10.45       $ 10.35            $ 10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  3.80%         4.67%         4.98%              3.65%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $43,865       $44,047       $47,655            $14,678
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.76%(c)      1.75%         1.75%              1.75%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%         2.19%              3.86%(d)
=========================================================================================================================
Ratio of net investment income to average net assets             2.29%(c)      2.12%         2.32%              2.35%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                        180%          338%          284%               215%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $44,591,435.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS C
                                                              --------------------------------       DECEMBER 31, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                COMMENCED) TO
                                                              --------------------------------           JULY 31,
                                                               2005         2004         2003              2002
                                                              ------       ------       ------       -----------------
Net asset value, beginning of period                          $10.45       $10.35       $10.19            $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.24         0.22         0.24(a)           0.14(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.15         0.26         0.27              0.22
======================================================================================================================
    Total from investment operations                            0.39         0.48         0.51              0.36
======================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.25)       (0.29)       (0.33)            (0.17)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.12)       (0.09)       (0.02)               --
======================================================================================================================
    Total distributions                                        (0.37)       (0.38)       (0.35)            (0.17)
======================================================================================================================
Net asset value, end of period                                $10.47       $10.45       $10.35            $10.19
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 3.80%        4.67%        4.98%             3.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,573       $8,649       $9,185            $3,045
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.76%(c)     1.75%        1.75%             1.75%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.14%(c)     2.22%        2.19%             3.86%(d)
======================================================================================================================
Ratio of net investment income to average net assets            2.29%(c)     2.12%        2.32%             2.35%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                       180%         338%         284%              215%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $8,270,209.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ---------------------------
                           AIM TOTAL RETURN BOND FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                             CLASS R
                                                                ---------------------------------
                                                                                  APRIL 30, 2004
                                                                YEAR ENDED       (DATE OPERATIONS
                                                                 JULY 31,         COMMENCED) TO
                                                                ----------           JULY 31,
                                                                   2005                2004
                                                                ----------       ----------------
Net asset value, beginning of period                              $10.44              $10.42
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.29                0.08
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.14                0.02
=================================================================================================
    Total from investment operations                                0.43                0.10
=================================================================================================
Less distributions:
  Dividends from net investment income                             (0.30)                 --
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.12)              (0.08)
=================================================================================================
    Total distributions                                            (0.42)              (0.08)
=================================================================================================
Net asset value, end of period                                    $10.45              $10.44
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                     4.21%               0.92%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  318              $  108
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.26%(b)            1.25%(c)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.64%(b)            1.39%(c)
=================================================================================================
Ratio of net investment income to average net assets                2.79%(b)            2.62%(c)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(d)                                           180%                338%
_________________________________________________________________________________________________
=================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $244,940.


(c) Annualized.


(d) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, SAIs, annual
                       or semiannual reports via
                       our website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Total Return Bond Fund
   SEC 1940 Act file number: 811-5686
----------------------------------------

AIMinvestments.com     TRB-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM INVESTMENT SECURITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   -----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R, AND INVESTOR CLASS SHARES, AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT SECURITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R, AND INVESTOR CLASS SHARES AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                                  OR BY CALLING
                                 (800) 959-4246

                                   -----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 25, 2005, RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES AND AIM CASH RESERVE SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

           FUND                                              DATED
----------------------------------                     ----------------
    AIM GLOBAL REAL ESTATE FUND                        October 25, 2005
        AIM HIGH YIELD FUND                            October 25, 2005
          AIM INCOME FUND                              October 25, 2005
 AIM INTERMEDIATE GOVERNMENT FUND                      October 25, 2005
AIM LIMITED MATURITY TREASURY FUND                     October 25, 2005
       AIM MONEY MARKET FUND                           October 25, 2005
      AIM MUNICIPAL BOND FUND                          October 25, 2005
       AIM REAL ESTATE FUND                            October 25, 2005
     AIM SHORT TERM BOND FUND                          October 25, 2005
    AIM TOTAL RETURN BOND FUND                         October 25, 2005

                         AIM INVESTMENT SECURITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                                       PAGE
GENERAL INFORMATION ABOUT THE TRUST.................................................................     1
         Fund History...............................................................................     1
         Shares of Beneficial Interest..............................................................     1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS............................................     4
         Classification.............................................................................     4
         Investment Strategies and Risks............................................................     4
                  Equity Investments................................................................     8
                  Foreign Investments...............................................................     8
                  Debt Investments..................................................................    10
                  Other Investments.................................................................    17
                  Investment Techniques.............................................................    20
                  Derivatives.......................................................................    26
                  Additional Securities or Investment Techniques....................................    32
         Fund Policies..............................................................................    32
         Temporary Defensive Positions..............................................................    36
         Portfolio Turnover.........................................................................    36
         Policies and Procedures for Disclosure of Fund Holdings....................................    37

MANAGEMENT OF THE TRUST.............................................................................    40
         Board of Trustees..........................................................................    40
         Management Information.....................................................................    40
                  Trustee Ownership of Fund Shares..................................................    43
         Compensation...............................................................................    43
                  Retirement Plan For Trustees......................................................    43
                  Deferred Compensation Agreements..................................................    44
                  Purchase of Class A Shares of the Funds at Net Asset Value........................    44
         Codes of Ethics............................................................................    44
         Proxy Voting Policies......................................................................    44

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................................................    45

INVESTMENT ADVISORY AND OTHER SERVICES..............................................................    45
         Investment Advisor.........................................................................    45
         Expense Limitation.........................................................................    47
         Investment Sub-Advisor.....................................................................    47
                  Portfolio Managers................................................................    48
                  Securities Lending Arrangements...................................................    48
         Service Agreements.........................................................................    48
         Other Service Providers....................................................................    49

BROKERAGE ALLOCATION AND OTHER PRACTICES............................................................    50
         Brokerage Transactions.....................................................................    50
         Commissions................................................................................    50
         Broker Selection...........................................................................    50
         Directed Brokerage (Research Services).....................................................    53
         Regular Brokers............................................................................    53
         Allocation of Portfolio Transactions.......................................................    54
         Allocation of Equity Initial Public Offering ("IPO") Transactions..........................    54

PURCHASE, REDEMPTION AND PRICING OF SHARES..........................................................    54
         Transactions through Financial Intermediaries..............................................    54
         Purchase and Redemption of Shares..........................................................    55
         Offering Price.............................................................................    74
         Redemption In Kind.........................................................................    76
         Backup Withholding.........................................................................    76

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS............................................................    77
         Dividends and Distributions................................................................    77
         Tax Matters................................................................................    78

DISTRIBUTION OF SECURITIES..........................................................................    87
         Distribution Plans.........................................................................    87
         Distributor................................................................................    90

CALCULATION OF PERFORMANCE DATA.....................................................................    91

PENDING LITIGATION..................................................................................   101

PROXY POLICIES AND PROCEDURES.......................................................................     5

PROXY VOTING POLICIES...............................................................................     5

CONFLICTS OF INTEREST...............................................................................     7

APPENDICIES:

RATINGS OF DEBT SECURITIES..........................................................................   A-1

EXAMPLES OF PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS..........   B-1

TRUSTEES AND OFFICERS...............................................................................   C-1

TRUSTEE COMPENSATION TABLE..........................................................................   D-1

PROXY POLICIES AND PROCEDURES.......................................................................   E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................................................   F-1

MANAGEMENT FEES.....................................................................................   G-1

PORTFOLIO MANAGERS..................................................................................   H-1

ADMINISTRATIVE SERVICES FEES........................................................................   I-1

BROKERAGE COMMISSIONS...............................................................................   J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES OF REGULAR BROKERS OR DEALERS.....   K-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.............................   L-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS.......................................   M-1

TOTAL SALES CHARGES.................................................................................   N-1

PERFORMANCE DATA....................................................................................   O-1

PENDING LITIGATION..................................................................................   P-1

FINANCIAL STATEMENTS................................................................................    FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Investment Securities Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of ten separate portfolios: AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


      The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund was reorganized on October 15, 1993 as a series portfolio of the Trust. Pursuant to another Agreement and Plan of Reorganization, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were reorganized on June 1, 2000 as series portfolios of the Trust. In connection with their reorganization as series portfolios of the Trust, the fiscal year end of each of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund changed from December 31 to July 31. Pursuant to another Agreement and Plan of Reorganization, AIM Real Estate Fund was reorganized on October 29, 2003 as a series portfolio of the Trust. AIM Global Real Estate Fund commenced operations as a series of the Trust on April 29, 2005.


      AIM Limited Maturity Treasury Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust, on October 15, 1993. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to AIM Limited Maturity Treasury Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund succeeded to the assets and assumed the liabilities of series portfolios with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Delaware business trust, on June 1, 2000. All historical financial information and other information contained in this Statement of Additional Information for periods prior to June 1, 2000, relating to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund or AIM Municipal Bond Fund (or any classes thereof) is that of the Predecessor Funds (or the corresponding classes thereof). AIM Real Estate Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Real Estate Predecessor Fund") of AIM Advisor Funds, a Delaware statutory trust, on October 29, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to October 29, 2003, relating to AIM Real Estate Fund (or a class thereof) is that of the Real Estate Predecessor Fund (or a corresponding class thereof).

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such

Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers the following separate classes of shares.

                                                        AIM CASH
                                                         RESERVE                               INSTITUTIONAL  INVESTOR
               FUND                  CLASS A  CLASS A3   SHARES   CLASS B   CLASS C  CLASS R       CLASS       CLASS
----------------------------------   -------  --------  --------  -------   -------  -------   -------------  --------
AIM Global Real Estate Fund            X                             X         X        X            X

AIM High Yield Fund                    X                             X         X                     X           X

AIM Income Fund                        X                             X         X        X            X           X

AIM Intermediate Government Fund       X                             X         X        X            X           X

AIM Limited Maturity Treasury Fund     X          X                                                  X

AIM Money Market Fund                  X                   X         X         X        X            X           X

AIM Municipal Bond Fund                X                             X         X                                 X

AIM Real Estate Fund                   X                             X         X        X            X           X

AIM Short Term Bond Fund               X                                       X        X            X

AIM Total Return Bond Fund             X                             X         X        X            X

      This Statement of Additional Information relates solely to the Class A, Class A3, AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the funds, which are discussed in a separate Statement of Additional Information, are intended for use by certain eligible institutional investors.

      Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Because Class B shares automatically convert to Class A shares, or AIM Cash Reserve Shares with respect to AIM Money Market Fund, at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders, or AIM Cash Reserve shareholders with respect to AIM Money Market Fund, of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND             AIM                                   AIM                                            AIM
-----------------------  GLOBAL   AIM               AIM       LIMITED    AIM                AIM       AIM     TOTAL
SECURITY/                 REAL    HIGH   AIM    INTERMEDIATE  MATURITY   MONEY     AIM      REAL     SHORT    RETURN
INVESTMENT               ESTATE  YIELD  INCOME   GOVERNMENT   TREASURY  MARKET  MUNICIPAL  ESTATE  TERM BOND   BOND
TECHNIQUE                 FUND    FUND   FUND       FUND        FUND     FUND   BOND FUND   FUND      FUND     FUND
-----------------------  ------  -----  ------  ------------  --------  ------  ---------  ------  ---------  ------
                                                  EQUITY INVESTMENTS
Common Stock               X                                                                  X
Preferred Stock            X       X      X                                                   X        X        X
Convertible Securities     X       X      X                                                   X        X        X
Alternative Entity         X                                                                  X
Securities
                                                 FOREIGN INVESTMENTS
Foreign Securities         X       X      X                               X                   X        X        X
Foreign Government         X       X      X                               X                   X        X        X
Obligations
Foreign Exchange           X       X      X                                                   X                 X
Transactions
                                       DEBT INVESTMENTS FOR FIXED INCOME FUNDS
U.S. Government                    X      X          X            X       X         X                  X        X
Obligations
Rule 2a-7 Requirements             X      X          X            X       X         X                  X        X
Mortgage-Backed and                X      X          X                              X                  X        X
Asset-Backed Securities
Collateralized Mortgage                                                                                X        X
Obligations
Bank Instruments                                                          X                            X        X

Commercial Instruments                                                    X
Participation Interests                                                   X
Municipal Securities               X      X                               X         X                  X        X
Municipal Lease                                                                     X
Obligations
Investment Grade                   X      X          X                    X         X                  X        X
Corporate Debt
Obligations
Junk Bonds                         X      X                                         X
                                          DEBT INVESTMENTS FOR EQUITY FUNDS
U.S. Government            X                                                                  X
Obligations
Mortgage-Backed            X                                                                  X
and Asset-Backed
Securities
Collateralized             X                                                                  X
Mortgage
Obligations
Investment Grade           X                                                                  X
Corporate Debt
Obligations
Liquid Assets              X                                                                  X

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND             AIM                                   AIM                                            AIM
-----------------------  GLOBAL   AIM               AIM       LIMITED    AIM                AIM       AIM     TOTAL
SECURITY/                 REAL    HIGH   AIM    INTERMEDIATE  MATURITY   MONEY     AIM      REAL     SHORT    RETURN
INVESTMENT               ESTATE  YIELD  INCOME   GOVERNMENT   TREASURY  MARKET  MUNICIPAL  ESTATE  TERM BOND   BOND
TECHNIQUE                 FUND    FUND   FUND       FUND        FUND     FUND   BOND FUND   FUND      FUND     FUND
-----------------------  ------  -----  ------  ------------  --------  ------  ---------  ------  ---------  ------
Junk Bonds                 X                                                                  X
                                                  OTHER INVESTMENTS
REITs                      X       X      X          X            X       X         X         X        X        X
Other Investment           X       X      X          X            X       X         X         X        X        X
Companies
Defaulted Securities               X      X                       X       X         X         X        X        X
Municipal Forward
Contracts
Variable or Floating       X       X      X                               X                            X        X
Rate Instruments
Indexed Securities                        X                                                            X        X
Zero-Coupon and                    X      X          X                                                 X        X
Pay-in-Kind Securities
Synthetic Municipal                                                                 X
Instruments
                                                INVESTMENT TECHNIQUES
Delayed Delivery           X       X      X          X            X       X         X         X        X        X
Transactions
When-Issued Securities     X       X      X          X            X       X         X         X        X        X
Short Sales                X       X      X          X                              X         X        X        X
Margin Transactions
Swap Agreements            X              X                                                   X        X        X
Interfund Loans            X       X      X          X            X       X         X         X        X        X
Borrowing                  X       X      X          X            X       X         X         X        X        X
Lending Portfolio          X       X      X          X            X       X         X         X        X        X
Securities
Repurchase Agreements      X       X      X          X            X       X         X         X        X        X
Reverse Repurchase         X       X      X          X            X       X         X         X        X        X
Agreements
Dollar Rolls                              X          X                                                 X        X
Illiquid Securities        X       X      X          X            X       X         X         X        X        X
Rule 144A Securities       X       X      X          X                    X         X         X        X        X
Unseasoned Issuers         X       X                                                          X        X        X
Sale of Money Market                                                      X
Securities
Standby Commitments
                                                     DERIVATIVES
Equity-Linked              X                                                                  X
Derivatives
Bundled Securities                 X      X
Put Options                X       X      X          X                                        X        X        X
Call Options               X       X      X          X                              X         X        X        X

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND             AIM                                   AIM                                            AIM
-----------------------  GLOBAL   AIM               AIM       LIMITED    AIM                AIM       AIM     TOTAL
SECURITY/                 REAL    HIGH   AIM    INTERMEDIATE  MATURITY   MONEY     AIM      REAL     SHORT    RETURN
INVESTMENT               ESTATE  YIELD  INCOME   GOVERNMENT   TREASURY  MARKET  MUNICIPAL  ESTATE  TERM BOND   BOND
TECHNIQUE                 FUND    FUND   FUND       FUND        FUND     FUND   BOND FUND   FUND      FUND     FUND
-----------------------  ------  -----  ------  ------------  --------  ------  ---------  ------  ---------  ------
Straddles                  X       X      X          X                                        X        X        X
Warrants                   X       X      X                                                   X        X        X
Futures Contracts and      X       X      X          X                              X         X        X        X
Options on Futures
Contracts
Forward Currency           X       X      X                                                   X                 X
Contracts
Cover                      X       X      X          X                              X         X        X        X
                                   ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
Investments in             X       X      X          X            X       X         X         X        X        X
Entities with
Relationships with the
Funds/Advisor

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      AIM High Yield Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

      The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      AIM High Yield Fund, AIM Real Estate Fund and AIM Total Return Bond Fund may invest up to 25% of their total assets, AIM Income Fund may invest up to 40% of its total assets, AIM Money Market Fund may invest up to 50% of its total assets and AIM Short Term Bond Fund may invest up to 15% of its total assets in foreign securities; however, AIM Money Market Fund and AIM Short Term Bond Fund may only invest in foreign securities denominated in U.S. dollars. AIM Global Real Estate Fund may invest a significant amount of its total assets in foreign securities. In addition, AIM Total Return Bond Fund may only invest up to 5% of its total assets in foreign securities that are non-U.S. dollar denominated.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      Risk of Developing Countries. AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

      RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

      AIM Money Market Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by AIM, the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

      Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Global Real Estate Fund, AIM Total Return Bond Fund and AIM Real Estate Fund may invest in CMOs. These Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      BANK INSTRUMENTS. AIM Money Market Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

      AIM Money Market Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.




      COMMERCIAL INSTRUMENTS. AIM Money Market Fund intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

      PARTICIPATION INTERESTS. AIM Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

      MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

      Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

      The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

      Municipal Securities also include the following securities:

            - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

            - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

            - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

            - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

      The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

      Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

      Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

      At least 80% of AIM Municipal Bond Fund's total assets will be invested in municipal securities rated within the four highest ratings for municipal obligations by Moody's (Aaa, Aa, A, or Baa), S&P (AAA, AA, A, or BBB), or have received a comparable rating from another NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

      Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

      The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

      Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

      There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

      The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

      MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund (except AIM Limited Maturity Treasury Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

      A portion of each Fund's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. The Funds, other than AIM High Yield Fund, AIM Income Fund and AIM Municipal Bond Fund, will purchase only investment grade corporate debt securities.

      JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

      Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

      The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

      AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Municipal Bond Fund and AIM Real Estate Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

      Descriptions of debt securities ratings are found in Appendix A.

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund (except AIM Global Real Estate Fund and AIM Real Estate
Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Global Real Estate Fund and AIM Real Estate Fund may invest all of its total assets in equity (common stock, preferred stock, convertible securities) and/or debt securities issued by REITS.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

      DEFAULTED SECURITIES. The Funds may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Funds may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by the Funds in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

      VARIABLE OR FLOATING RATE INSTRUMENTS. A Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

      INDEXED SECURITIES. Certain Funds may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.


      ZERO-COUPON AND PAY-IN-KIND SECURITIES. A Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Short Term Bond Fund and AIM Total Return Bond Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

      SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM Municipal Bond Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

      All synthetic municipal instruments must meet the minimum quality standards for the Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

      The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

      A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. Each Fund (except for AIM Limited Maturity Treasury Fund and AIM Money Market Fund) may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. AIM Global Real Estate Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

      CREDIT DEFAULT SWAPS. AIM High Yield Fund, AIM Income Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities

As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.

Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

Credit Derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.

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      CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Funds to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      AIM Limited Maturity Treasury Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements (except AIM Limited Maturity Treasury Fund); or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets (U.S. Treasury obligations in the case of AIM Limited Maturity Treasury Fund) having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions on mortgage securities to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

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      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act and thus may or may not constitute illiquid securities.

      Each Fund (except AIM Money Market Fund) may invest up to 15% of its net assets in securities that are illiquid. AIM Money Market Fund may invest up to 10% of its net assets in securities that are illiquid, including repurchase agreements with remaining maturities in excess of seven (7) days. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

      SALE OF MONEY MARKET SECURITIES. AIM Money Market Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

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Derivatives

      AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest in forward currency contracts (except for AIM Intermediate Government Fund and AIM Short Term Bond Fund), futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. AIM Global Real Estate Fund and AIM Real Estate Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM High Yield Fund and AIM Income Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      AIM Limited Maturity Treasury Fund, AIM Money Market Fund and AIM Municipal Bond Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except, however, AIM Municipal Bond Fund may purchase and sell options on financial futures contracts and may sell covered call options.

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM High Yield Fund and AIM Income Fund, the Funds may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

      INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. The Fund(s) may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Global Real Estate Fund and AIM Real Estate Fund are not subject to restriction (4) and only AIM Municipal Bond Fund is subject to restriction (9). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      AIM Global Real Estate Fund and AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of AIM Global Real Estate Fund and AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      (9) Under normal circumstances, AIM Municipal Bond Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax under regular tax rules.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the Funds' advisor and, when applicable, the Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Global Real Estate Fund and AIM Real Estate Fund are not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Money Market Fund with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC. In addition, in complying with the fundamental restriction regarding issuer diversification, AIM Municipal Bond Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of AIM Limited Maturity Treasury Fund's fundamental restriction regarding industry concentration, the United States Government shall not be considered an industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

        ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

      (1) AIM High Yield Fund normally invests at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds". For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (2) AIM Intermediate Government Fund normally invests at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. government. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (3) AIM Limited Maturity Treasury Fund normally invests at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes, and bonds. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (4) AIM Global Real Estate Fund and AIM Real Estate Fund normally invest at least 80% of their assets in securities of real estate and real estate-related companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. Each Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (5) AIM Short Term Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (6) AIM Total Return Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (7) Under normal circumstances, AIM Municipal Bond Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which will not constitute an item of tax preference under the alternative minimum tax rules.

      (8) AIM Municipal Bond Fund will not: invest 25% or more of its assets in
(a) securities whose issuers are located in the same state; (b) securities the interest upon which is paid from revenues of similar type projects; or (c) industrial development bonds. The policy described in (b) does not apply, however, if the securities are subject to a guarantee. For securities subject to a guarantee, the Fund does not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

      The Trust has obtained an opinion of Dechert LLP, special counsel to the Trust, that shares of AIM Limited Maturity Treasury Fund are eligible for investment by a federal credit union. In order to ensure that shares of AIM Limited Maturity Treasury Fund meet the requirements for eligibility for investment by federal credit unions, that Fund has adopted the following additional non-fundamental policies:

            (a) The Fund will enter into repurchase agreements only with: (i) banks insured by the Federal Deposit Insurance Corporation (FDIC); (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

            (b) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

            (c) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

            (d) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or (with the exception of AIM Limited Maturity Treasury Fund) high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


PORTFOLIO TURNOVER



      The decrease in the portfolio turnover rate for AIM Income Fund and AIM Total Return Bond Fund, as compared to the prior two fiscal years was primarily due to a decrease in trading in U.S. bonds.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

      PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com(1):

                                             APPROXIMATE DATE OF                 INFORMATION REMAINS
            INFORMATION                        WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------    ----------------------------------    -----------------------------
Top ten holdings as of month end      15 days after month end               Until replaced with the
                                                                            following month's top ten
                                                                            holdings

Select holdings included in the       29 days after calendar quarter end    Until replaced with the
Fund's Quarterly Performance Update                                         following quarter's Quarterly
                                                                            Performance Update

Complete portfolio holdings as of     30 days after calendar quarter end    For one year
calendar quarter end

Complete portfolio holdings as of     60-70 days after fiscal quarter       For one year
fiscal quarter end                    end

      These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

      SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

      The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

-------------------
(1) To locate a Fund's portfolio holdings information on www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

      AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

      -     Attorneys and accountants;

      -     Securities lending agents;

      -     Lenders to the AIM Funds;

      -     Rating and rankings agencies;

      -     Persons assisting in the voting of proxies;

      -     AIM Funds' custodians;

      - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

      - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

      -     Financial printers;

      - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

      - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

      In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

      AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

      From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGER PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

      AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

      The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee.


      The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis, Raymond Stickel, Jr. and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended July 31, 2005, the Audit Committee held eight meetings.


      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance

Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and
(xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2005, the Compliance Committee held six meetings.

      The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2005, the Governance Committee held eight meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Soll and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended July 31, 2005, the Investments Committee held nine meetings.

      The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.


      The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair) and Soll, and Mark H. Williamson (Chair) and Miss Quigley. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended July 31, 2005, the Valuation Committee held two meetings.



      The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden (Vice Chair), Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended July 31, 2005, the Special Market Timing Litigation Committee held three meetings.

Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix D.

Retirement Plan For Trustees

      The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Soll and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

      AIM, the Trust, AIM Distributors and INVESCO Institutional (N.A.), Inc. ("INVESCO") or (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund other than AIM Global Real Estate Fund and AIM Real Estate Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Global Real Estate Fund and AIM Real Estate Fund to the Fund's Investment Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

      Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005 is available at our website, http://www.aiminvestments.com. This information is also available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.

      AIM is also responsible for furnishing to each Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by each Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year:

                                                                                                      MAXIMUM
                                                                                                   ADVISORY FEE
                                      ANNUAL RATE/NET ASSETS PER       MAXIMUM ADVISORY FEE       RATES COMMITTED
            FUND NAME                     ADVISORY AGREEMENTS       RATE AFTER JANUARY 1, 2005       UNTIL DATE
----------------------------------   ----------------------------   --------------------------   ------------------
AIM Global Real Estate Fund          0.75 of first $250 M           N/A                               N/A
                                     0.74% of next $250 M
                                     0.73% of next $500 M
                                     0.72% of next $1.5 B
                                     0.71% of next $2.5 B
                                     0.70% of next $2.5 B
                                     0.69% of next $2.5 B
                                     0.68% of amount over $10 B

AIM High Yield Fund                  0.625% of first $200 M         N/A                               N/A
                                     0.55% of next $300 M
                                     0.50% of next $500 M
                                     0.45% of amount over $1 B

AIM Income Fund                      0.50% of first $200 M          N/A                               N/A
AIM Intermediate Government Fund     0.40% of next $300 M
AIM Municipal Bond Fund              0.35% of next $500 M
                                     0.30% of amount over $1 B

AIM Money Market Fund                0.40% of first $1 B            N/A                               N/A
                                     0.35% of amount over $1 B

AIM Limited Maturity Treasury Fund   0.20% of first $500 M          N/A                               N/A
                                     0.175% of amount over $500 M

AIM Real Estate Fund                 0.90% of all assets            0.75% of first $250 M        December 31, 2009
                                                                    0.74% of next $250 M
                                                                    0.73% of next $500 M
                                                                    0.72% of next $1.5 B
                                                                    0.71% of next $2.5 B
                                                                    0.70% of next $2.5 B
                                                                    0.69 of next $2.5 B
                                                                    0.68% of amount over $10B

                                                                    N/A

AIM Short Term Bond Fund             0.40% of all assets                                              N/A

AIM Total Return Bond                0.50% of first $500 M          N/A                               N/A
                                     0.45% of next $500 M
                                     0.40% of amount over $ B

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market

Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


      AIM has contractually agreed through July 31, 2006, to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by each Fund's Board; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares to the extent necessary to limit the total operating expenses as follows:


           FUND                            EXPENSE LIMITATION
---------------------------                ------------------
AIM Global Real Estate Fund
      Class A Shares                             1.40%
      Class B Shares                             2.15%
      Class C Shares                             2.15%
      Class R Shares                             1.65%

AIM Short Term Bond Fund
      Class A Shares                             0.85%
      Class C Shares                             1.20%
      Class R Shares                             1.10%

AIM Total Return Bond Fund
      Class A Shares                             1.15%
      Class B Shares                             1.90%
      Class C Shares                             1.90%
      Class R Shares                             1.40%

Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR

      AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") or (the "Sub-Advisor") to provide investment sub-advisory services to AIM Global Real Estate Fund and AIM Real Estate Fund.


      INVESCO is registered as an investment advisor under the Advisers Act. INVESCO believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.



      AIM and INVESCO are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).


      For the services to be rendered by INVESCO, Inc. under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for AIM Global Real Estate Fund and AIM Real Estate Fund.

      The management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund for the last three fiscal years ended July 31 are found in Appendix G.

Portfolio Managers

      Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

            -     The dollar range of the manager's investments in each Fund.

            -     A description of the manager's compensation structure.

            - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

      If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended July 31 are found in Appendix I.

OTHER SERVICE PROVIDERS


      TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent.



      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $ 21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.


      CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM Limited Maturity Fund, AIM Money Market Fund and AIM Municipal Bond Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York also serves as sub-custodian to facilitate cash management.

      The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The custodians are responsible for monitoring eligible foreign securities depositories.

      Under their contracts with the Trust, the custodians maintain the portfolio securities of the Funds, administer the purchases and sales of portfolio securities, collect interest and dividends and other distributions made on the securities held in the portfolios of the Funds and perform other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accountants are responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the financial statements of the Funds for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Board.


      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

      AIM or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended July 31 are found in Appendix J.

COMMISSIONS

      During the last three fiscal years ended July 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

      AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

      In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

      AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

      AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

      1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

      2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

            This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

      3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

      AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

      Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

      -     proprietary research created by the Broker executing the trade, and

      - other products created by third parties that are supplied to AIM through the Broker executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

      AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

      Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

      - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

      - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

      - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

      - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

      - Fundamental/Industry Analysis - industry specific fundamental investment research.

      - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

      - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

      If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

      Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

      AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2005 are found in Appendix K.

REGULAR BROKERS

      Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended July 31, 2005 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

      INVESCO allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO to be fair and equitable.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

      If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

      If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.


PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

      INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

      Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund   AIM Large Cap Growth Fund
AIM Aggressive Growth Fund           AIM Leisure Fund
AIM Asia Pacific Growth Fund         AIM Mid Cap Basic Value Fund
AIM Basic Value Fund                 AIM Mid Cap Core Equity Fund
AIM Blue Chip Fund                   AIM Mid Cap Growth Fund
AIM Capital Development Fund         AIM Moderate Allocation Fund
AIM Charter Fund                     AIM Moderate Growth Allocation Fund
AIM Conservative Allocation Fund     AIM Moderately Conservative Allocation Fund
AIM Constellation Fund               AIM Multi-Sector Fund
AIM Diversified Dividend Fund        AIM Opportunities I Fund
AIM Dynamics Fund                    AIM Opportunities II Fund
AIM Energy Fund                      AIM Opportunities III Fund
AIM European Growth Fund             AIM Premier Equity Fund
AIM European Small Company Fund      AIM Select Equity Fund
AIM Financial Services Fund          AIM Small Cap Equity Fund
AIM Global Real Estate Fund          AIM Small Cap Growth Fund
AIM Global Value Fund                AIM Small Company Growth Fund
AIM Gold & Precious Metal Fund       AIM Technology Fund
AIM Growth Allocation Fund           AIM Trimark Endeavor Fund
AIM International Core Equity Fund   AIM Trimark Fund
AIM International Growth Fund        AIM Trimark Small Companies Fund
AIM International Small Company Fund AIM Utilities Fund
AIM Large Cap Basic Value Fund       AIM Weingarten Fund

                                                                        Dealer
                                         Investor's Sales Charge      Concession
                                        --------------------------  -------------
                                            As a          As a           As a
                                         Percentage    Percentage     Percentage
                                        of the Public  of the Net   of the Public
      Amount of Investment in             Offering       Amount        Offering
         Single Transaction                 Price       Invested         Price
---------------------------------       -------------  ----------   -------------
             Less than $   25,000           5.50%         5.82%         4.75%
$ 25,000 but less than $   50,000           5.25          5.54          4.50
$ 50,000 but less than $  100,000           4.75          4.99          4.00
$100,000 but less than $  250,000           3.75          3.90          3.00
$250,000 but less than $  500,000           3.00          3.09          2.50
$500,000 but less than $1,000,000           2.00          2.04          1.60

      CATEGORY II FUNDS


AIM Basic Balanced Fund*                AIM High Income Municipal Fund
AIM Developing Markets Fund*            AIM High Yield Fund
AIM Global Aggressive Growth Fund*      AIM Income Fund
AIM Global Equity Fund*                 AIM Intermediate Government Fund
AIM Global Growth Fund*                 AIM Municipal Bond Fund
AIM Global Health Care Fund*            AIM Real Estate Fund*
                                        AIM Total Return Bond Fund



*Effective November 1, 2005, the fund's front-end sales charge paid on purchases of Class A shares will be the same as the front-end sales charge paid on purchases of Class A shares of AIM's Category I Funds.


                                                                        Dealer
                                         Investor's Sales Charge      Concession
                                        -------------------------   -------------
                                            As a          As a          As a
                                         Percentage    Percentage    Percentage
                                        of the Public  of the Net   of the Public
     Amount of Investment in              Offering       Amount       Offering
       Single Transaction                   Price       Invested       Price
---------------------------------       -------------  ----------   -------------
             Less than $   50,000            4.75%        4.99%        4.00%
$ 50,000 but less than $  100,000            4.00         4.17         3.25
$100,000 but less than $  250,000            3.75         3.90         3.00
$250,000 but less than $  500,000            2.50         2.56         2.00
$500,000 but less than $1,000,000            2.00         2.04         1.60

      CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                       Dealer
                                         Investor's Sales Charge     Concession
                                        -------------------------   -------------
                                            As a         As a           As a
                                         Percentage    Percentage    Percentage
                                        of the Public  of the Net   of the Public
    Amount of Investment in               Offering       Amount       Offering
      Single Transaction                    Price       Invested       Price
---------------------------------       -------------  ----------   -------------
             Less than $  100,000            1.00%        1.01%        0.75%
$100,000 but less than $  250,000            0.75         0.76         0.50
$250,000 but less than $1,000,000            0.50         0.50         0.40

      AIM SHORT TERM BOND FUND

                                                                       Dealer
                                        Investor's Sales Charge      Concession
                                        -------------------------   --------------
                                            As a          As a          As a
                                         Percentage    Percentage    Percentage
                                        of the Public  of the Net   of the Public
    Amount of Investment in               Offering       Amount       Offering
        Single Transaction                  Price       Invested       Price
---------------------------------       -------------  ----------   --------------
            Less than  $  100,000          2.50           2.56             2.00
$100,000 but less than $  250,000          2.00           2.04             1.50
$250,000 but less than $  500,000          1.50           1.52             1.25
$500,000 but less than $1,000,000          1.25           1.27             1.00

      Beginning on October 31, 2003 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund was closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.


      LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.


      AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

      AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code"), and (ii) retirement plans that are maintained pursuant to
Section 403 of
the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

                  1% of the first $2 million
                  plus 0.80% of the next $1 million
                  plus 0.50% of the next $17 million
                  plus 0.25% of amounts in excess of $20 million

      If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

      If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

      If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on or after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning on February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

      If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

      If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category III Fund may not be exchanged for Class A Shares of another Category III Fund.

      PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AND AIM SHORT TERM BOND FUND AT NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                  0.50% of the first $20 million
                  plus 0.25% of amounts in excess of $20 million

      This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

      A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

      With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

      PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

      As used herein, the terms below shall be defined as follows:

      - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

      - "Spouse" is the person to whom one is legally married under state law;

      - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

      - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

      -     "Parent" is a person's biological or adoptive mother or father;

      - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

      -     "Step-parent" is the Spouse of a Child's Parent; and

      - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

      - an Individual (including his or her spouse or domestic partner, and children);

      - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

      - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

      - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

            a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

            b. each transmittal is accompanied by a single check or wire transfer; and

            c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

      HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

      A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

      The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

  Calculating the Initial Sales Charge

  - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

  - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

  - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

  - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

  Calculating the Number of Shares to be Purchased

  - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

  - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

  - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

  - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

  Fulfilling the Intended Investment

  - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

  - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

  - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.


  - Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.


  Canceling the LOI

  - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

  - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  Other Persons Eligible for the LOI Privilege

      The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

  LOIs and Contingent Deferred Sales Charges

      If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

      A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

      If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

      To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

      Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

      If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

      OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a

Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

      Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

      PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

      AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

      Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

      -     AIM Management and its affiliates, or their clients;

      - Any current or retired officer, director or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

      - Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

      - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

      -     Purchases through approved fee-based programs;

      - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

            a.    a plan's initial investment is at least $1 million;

            b. there are at least 100 employees eligible to participate in the plan; or

            c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

            d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

            e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

      - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

      - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

      - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

      - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

      - Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

      - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

      - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

      -     Shareholders of Investor Class shares of an AIM Fund;

      -     Qualified Tuition Programs created and maintained in accordance with
            Section 529 of the Code;

      -     Insurance company separate accounts;


      - Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;


      - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

                  a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

                  b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

                  c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

      - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

      - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

      In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

      -     the reinvestment of dividends and distributions from a Fund;


      - exchanges of shares of certain Funds; as more fully described in the Prospectus;



      - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or



      -     a merger, consolidation or acquisition of assets of a Fund.


      PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

      The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.


      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.


      REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may be generate certain other payments described below.)

      The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

      OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

      Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

      Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.


      AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.



Class K Shares



      Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.



Payments with Regard to Class K Shares



      For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class a shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.


Purchases of Class R Shares

      Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                  0.75% of the first $5 million
                  plus 0.50% of amounts in excess of $5 million

      With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

      Investor Class shares are sold at net asset value, and are not subject to an initial sales charge. or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

      Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

      TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

      EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

      GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings,

(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

      REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

      SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

      Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

      Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan. Contingent Deferred Sales Charges Imposed upon Redemption of Shares

      A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund, or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

      - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

      - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

      -     Redemptions from private foundations or endowment funds;

      - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

      - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund or AIM Short Term Bond Fund shares;

      - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

      - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

      - Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

      - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

      - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70-1/2;

      - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

      - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

      - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

      - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

      - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
            1.401(k)-1(d)(2)); and

      - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

      CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

      - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

      - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
            Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
            (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

      - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

      - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

      -     Investment account(s) of AIM.

      CDSCs will not apply to the following redemptions of Class C shares:


      - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;


      - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

      - Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and


      - Redemptions of Class C shares of AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.



      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.



      CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.


      CDSCs will not apply to the following redemptions of Class R shares:


      - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions


      GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

      AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent.

      TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

      SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

      Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

      TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

      INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of

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any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      The following formula may be used to determine the public offering price per Class A share of an investor's investment:

      Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


      For example, at the close of business on July 31, 2005, AIM High Yield Fund - Class A shares had a net asset value per share of $4.50. The offering price, assuming an initial sales charge of 4.75%, therefore was $4.72.


Calculation of Net Asset Value

For AIM Money Market Fund

      The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

      Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.

      For AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund

      Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the

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event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

      Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Municipal Bond Fund values all variable rate securities with an unconditional demand or put feature exercisable within seven (7) days or less at par, which reflects the market value of such securities.

      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the

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

security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

      Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

      Although the Funds, except AIM Money Market Fund, generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

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

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of each Fund (except AIM Global Real Estate Fund and AIM Real Estate Fund) to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

      For each Fund (except AIM Cash Reserve Shares, AIM Global Real Estate Fund, AIM Money Market Fund and AIM Real Estate Fund), when purchase orders are received prior to noon EST, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund). For AIM Cash Reserve Shares and AIM Money Market Fund, when purchase orders are received prior to noon EST, dividends begin accruing on the first business day of the purchase order for shares of the Fund and accrue through the day prior to the redemption order.

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

      AIM Global Real Estate Fund and AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to the AIM Global Real Estate Fund and AIM Real Estate Fund.

      Dividends on Class B and Class C shares are expected to be lower than those for Class A or Class A3 shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

      Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the AIM Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the AIM Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      Each fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of

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

Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings in order to meet this requirement.



      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or collectively in the securities of certain publicly traded partnerships.


      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

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

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

      Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

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

      Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      AIM Limited Maturity Treasury Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

      The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. AIM Global Real Estate Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while such Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which these Funds will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

      A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of its shares.


      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received.


      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      AIM MUNICIPAL BOND FUND. With respect to interest income that is exempt from federal income tax, the Fund intends to comply with Section 852(b)(5) of the Code, which enables exempt-interest dividends paid by the Fund from exempt interest to be treated as tax-exempt income by shareholders. Interest income that the Fund receives from municipal securities is generally tax-exempt for purposes of the regular income tax and the alternative minimum tax, subject to the exceptions described below.

      Exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 will generally constitute an item of tax preference for taxpayers that are subject to alternative minimum tax. In addition, exempt-interest dividends derived from all other municipal securities must be taken into account by corporations subject to alternative minimum tax in determining their adjusted current earnings adjustment. Consistent with its stated investment objective, AIM Municipal Bond Fund intends to limit its investments in private activity bonds subject to the alternative minimum tax to no more than 20% of its total assets in any given year.

      Original issue discount on tax-exempt bonds shall be accrued by the Fund as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

      Interest on indebtedness incurred by shareholders will not be deductible for federal income tax purposes to the extent the proceeds of the borrowing was used to purchase or carry Fund shares. The purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, certain persons who regularly use facilities financed by municipal securities in their trade or business (or persons related thereto) may be "substantial users" of such facilities and should consult their tax advisors before purchasing Fund shares.

      Income that is exempt from federal income tax or alternative minimum tax is not necessarily exempt from tax under state and local laws. Shareholders should consult their tax advisors as to the treatment of exempt-interest dividends under state and local laws.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

      BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

      As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of a "U.S. real property interest" will be treated as gain directly recognized by the foreign shareholder from the sale or exchange of a "U.S. real property interest," with the consequence that such portion will be treated as income effectively connected with a U.S. trade or business and will be subject to income tax at a rate of 35%. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return. A "U.S. real property interest" is, generally, (i) an interest in real property located in the United States or the Virgin Islands or (ii) an interest in a domestic corporation unless the taxpayer establishes that during the five years ending on the date of disposition (the "testing period") the fair market value of the corporation's real property interests is less than 50% of the sum of the value of its real property interest plus other assets held for use in a trade or business. However, an interest that a Fund holds in another regulated investment company (or in a REIT) in which foreign persons have, at all times during the testing period, held less than 50% in value of its stock will not be treated as a "U.S. real property interest."

      In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.



      Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Foreign shareholders may be subject to U.S. withholding tax on a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 13, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


      Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

      The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class A3 shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable, and AIM Cash Reserve Shares of AIM Money Market Fund (collectively the "Plans").

      Each Fund, pursuant to the its Class A (AIM Cash Reserve Shares for AIM Money Market Fund), Class A3, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

         FUND                           CLASS A*    CLASS A3     CLASS B     CLASS C    CLASS R
         ----                           --------    --------     -------     -------    -------
AIM Global Real Estate Fund               0.25%       N/A         1.00%        1.00%       0.50%
AIM High Yield Fund                       0.25        N/A         1.00         1.00         N/A
AIM Income Fund                           0.25        N/A         1.00         1.00        0.50
AIM Intermediate Government Fund          0.25        N/A         1.00         1.00        0.50
AIM Limited Maturity Treasury Fund        0.15        0.25%        N/A          N/A         N/A
AIM Money Market Fund                     0.25        N/A         1.00         1.00        0.50
AIM Municipal Bond Fund                   0.25        N/A         1.00         1.00         N/A
AIM Real Estate Fund                      0.25        N/A         1.00         1.00        0.50
AIM Short Term Bond Fund                  0.25        N/A          N/A         1.00        0.50
AIM Total Return Bond Fund                0.25        N/A         1.00         1.00        0.50

*AIM Cash Reserve shares of AIM Money Market Fund

      AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund, pursuant to its Investor Class Plan, pay AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.

      All of the Plans compensate or reimburse AIM Distributors, as applicable, for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

      Amounts payable by a Fund under the Class A (AIM Cash Reserve Shares for AIM Money Market Fund), Class A3, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.

      Amounts payable by AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund under its Investor Class Plan are directly related to the expenses incurred by AIM Distributors on behalf of the Fund, as this Plan obligates the Fund to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund will not be obligated to pay more than the 0.25% annual cap. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan AIM Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class A3, Class C, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

      AIM Distributors has contractually agreed through July 31, 2006, to waive 0.40% of average net assets of AIM Short Term Bond Fund's Class C shares Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

      The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class A3, Class B, Class C, Class R and Investor Class shares (0.15% of the average daily net assets of the Class A shares of AIM Limited Maturity Treasury Fund), as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

      AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

      Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

      Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

      Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

      See Appendix L for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2005 and Appendix M for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the fiscal year ended July 31, 2005.


      As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

      The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

      Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

      Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

      The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

      The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

      AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

      Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

      AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Class C shares (except for AIM Short Term Bond Fund) will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares (except for AIM Short Term Bond Fund) for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

      AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

      The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


      Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended July 31, are found in Appendix N.


                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where    P   =  a hypothetical initial payment of $1,000;
         T   =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);
         n   =  number of years; and
         ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and ten year periods at the end of the one, five, or ten year periods (or fractional portion of such period).


      The average annual total returns for each Fund, with respect to its Class A, Class A3, Class B, Class C and Class R, Investor Class and AIM Cash Reserve shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix O.


      Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (4) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (5) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value. Standardized total return for AIM Cash Reserve Shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

      A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where  P   =  a hypothetical initial payment of $1,000;
       U   =  average annual total return assuming payment of only a stated
              portion of, or none of, the applicable maximum sales load at the beginning of the stated period;
       n   =  number of years; and
       ERV =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where P    =  a hypothetical initial payment of $1,000;
      V    =  cumulative total return assuming payment of all of, a stated
              portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and
      ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.


      The cumulative total returns for each Fund, with respect to its Class A, Class A3, Class B, Class C and Class R, Investor Class and AIM Cash Reserve shares, if applicable, shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix O.


Calculation of Certain Performance Data

      AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund and AIM Total Return Bond Fund also may use a restated or blended performance calculation to derive certain performance data shown for their Institutional Class shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If a Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. If a Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Institutional Class shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. If a Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Institutional Class shares.

      AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund and AIM Total Return Bond Fund may use a restated or blended performance calculation to derive certain performance data shown for their Class R shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If a Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. If a Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Class R shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. If a Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Class R shares.

      AMI High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Municipal Bond Fund and AIM Real Estate Fund may use a restated or blended performance calculation to derive certain performance data shown for their Investor Class shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If a Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. If a Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Investor Class shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. If a Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Investor Class shares.

      AIM Limited Maturity Treasury Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class A3 shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Class A3 shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. If such Fund's Class A3 shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Class A3 shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Class A3 shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. If such Fund's Class A3 shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Class A3 shares.

      AIM Money Market Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class R shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's AIM Cash Reserve Shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. If such Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Class R shares since their inception and the restated historical performance of such Fund's AIM Cash Reserve Shares (for periods prior to the inception of such Fund's Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. If such Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Class R shares.

      AIM Money Market Fund also may use a restated or blended performance calculation to derive certain performance data shown for its Investor Class shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's AIM Cash Reserve Shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. If such Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Investor Class shares since their inception and the restated historical performance of such Fund's AIM Cash Reserve Shares (for periods prior to the inception of such Fund's Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. If such Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Investor Class shares.

      Finally, AIM Money Market Fund may use a restated or blended performance calculation to derive certain performance data shown for its Institutional Class shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's AIM Cash Reserve Shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. If such Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Institutional Class shares since their inception and the restated historical performance of such Fund's AIM Cash Reserve Shares (for periods prior to the inception of such Fund's Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. If such Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Institutional Class shares.

      AIM Short Term Bond Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class A and Class R shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Class A or Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class C shares at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class C shares. If such Fund's Class A or Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Class A or Class R shares, as applicable, since their inception and the restated historical performance of such Fund's Class C shares (for periods prior to the inception of such Fund's Class A or Class R shares, as applicable) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class C shares. If such Fund's Class A or Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Class A or Class R shares, as applicable.

      AIM Short Term Bond Fund also may use a restated or blended performance calculation to derive certain performance data shown for its Institutional Class shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class C shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class C shares. If such Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Institutional Class shares since their inception and the restated historical performance of such Fund's Class C shares (for periods prior to the inception of such Fund's Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class C shares. If such Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Institutional Class shares.

      A restated or blended performance calculation may be used to derive (i) the Funds', except for AIM Money Market Fund's, standardized average annual total returns over a stated period and (ii) the Funds', except for AIM Money Market Fund's, non-standardized cumulative total returns over a stated period.

      A restated or blended performance calculation may be used to derive (i) AIM Money Market Fund's non-standardized average annual total returns over a stated period, and (ii) AIM Money Market Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

      A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T) =ATV
                                             D

where  P    = a hypothetical initial payment of $1,000 ;
       T    = average annual total return (after taxes on distributions);
       n    = number of years; and
       ATV  = ending value of a hypothetical $1,000 payment made at the
          D beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

      Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.


      The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class A3, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix O.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

      A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T) =ATV
                                             DR

where  P     =  a hypothetical initial payment of $1,000;
       T     =  average annual total return (after taxes on distributions and redemption);
       n     =  number of years; and
       ATV   =  ending value of a hypothetical $1,000 payment made at the
          DR    beginning of the one, five, or ten year periods (or since
                inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


      The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class A3, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended July 31 are found in Appendix O.


Yield Quotation

      Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

      A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

      A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where  a  =   dividends and interest earned during a stated 30-day period.  For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.  Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
       b  =    expenses accrued during period (net of reimbursements).
       c  =    the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d  =    the maximum offering price per share on the last day of the period.

      The standard formula for calculating annualized 7-day yield for AIM Money Market Fund is as follows:

               Base Period Return x365
                                  -----
                                    7

         Where       Y    =    annualized yield.
                     --
                     Base Period Return = (V  - V )
                                            1    0
                     ------------------------------
                                                 V
                                                  0

                     V    =    the value of a hypothetical pre-existing account
                      0        in the AIM Money Market Fund having a balance of
                               one share at the beginning of a stated seven-day period.

                     V    =    the value of such an account at the end of the
                      1        stated period.

      The standard formula for calculating effective annualized yield for the AIM Money Market Fund is as follows:

                                                   365/7
                      EY = (Base Period Return + 1)        - 1

      Where       EY   =    effective annualized yield.
                  Y    =    annualized yield, as determined above.


      The yield for each Fund, the yield and corresponding tax-equivalent yield for AIM Municipal Bond Fund, and the annualized and effective annualized yield for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of AIM Money Market Fund are found in Appendix O. In addition, the distribution rates for each Fund (other than AIM Money Market Fund) are found in Appendix O.


Performance Information

      All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age            Business Week                 FACS of the Week
Barron's                   Changing Times                Financial Planning
Best's Review              Christian Science Monitor     Financial Product News
Bloomberg                  Consumer Reports              Financial Services Week
Broker World               Economist                     Financial World

Forbes                     Society of CLU & ChFC        Philadelphia Inquirer
Fortune                    Kiplinger Letter             The Bond Buyer
Hartford Courant           Money                        USA Today
Inc.                       Mutual Fund Forecaster       U.S. News & World Report
Institutional Investor     Nation's Business            Wall Street Journal
Insurance Forum            New York Times               Washington Post
Insurance Week             Pension World                CNN
Investor's Business Daily  Pensions & Investments       CNBC
Journal of the American    Personal Investor            PBS

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

      Bank Rate Monitor
      Bloomberg
      Donoghue's
      Lehman Live
      Lipper, Inc.
      Mutual Fund Values (Morningstar)
      Stanger
      Weisenberger

      Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Lehman Brothers High Yield Index
      Lehman Brothers Intermediate U.S. Government and Mortgage Index Lehman Brothers 1-2 year U.S. Government Bond Index
      Lehman Brothers 1-3 year U.S. Government/Credit Index
      Lehman Brothers Municipal Bond Index
      Lehman Brothers U.S. Credit Index
      Lehman Brothers U.S. Aggregate Bond Index
      Lipper Balanced Fund Index
      Lipper BBB Rated Fund Index
      Lipper General Municipal Debt Fund Index
      Lipper High Yield Bond Fund Index
      Lipper Intermediate Investment Grade Debt Fund Index
      Lipper Intermediate U.S. Government Fund Index
      Lipper Real Estate Fund Index
      Lipper Short Investment Grade Debt Index
      Lipper Short U.S. Treasury Category Average
      Morgan Stanley REIT Index
      Standard & Poor's 500 Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analysis of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

      Regulatory Action Alleging Market Timing

      On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.


      If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP"), from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.


      On May 31, 2005, the defendants removed this lawsuit to the U.S. District Court for the Northern District of West Virginia at Wheeling. On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court. On June 29, 2005 the WVAG filed a Notice of Opposition to this Conditional Transfer Order. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.


      On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the

Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to challenge this action, which they intend to do.


      Private Civil Actions Alleging Market Timing


      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-1.



      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings, with one exception. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.


      Private Civil Actions Alleging Improper Use of Fair Value Pricing


      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-2.


      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-3.

      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


      Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-4.


      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-5.


      Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements


      A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was dismissed by the Court on August 12, 2005, is set forth in Appendix P-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings are as follows:

         AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.


                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.


                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                    EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF OCTOBER 7, 2005)





                 SERVICE PROVIDER                                      DISCLOSURE CATEGORY
---------------------------------------------------- --------------------------------------------------------
Ballard Spahr Andrews & Ingersoll, LLP               Legal Counsel
---------------------------------------------------- --------------------------------------------------------
Foley & Lardner LLP                                  Legal Counsel (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Kramer, Levin Naftalis & Frankel LLP                 Legal Counsel
---------------------------------------------------- --------------------------------------------------------
PricewaterhouseCoopers LLP                           Independent Registered Public Accounting Firm
---------------------------------------------------- --------------------------------------------------------
Brown Brothers Harriman & Co.                        Securities Lender (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
MS Securities Services, Inc.                         Securities Lender (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Morgan Stanley & Co.                                 Securities Lender (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Fitch, Inc.                                          Rating & Ranking Agency (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
iMoneyNet                                            Ranking Agency (for certain AIM funds)
---------------------------------------------------- --------------------------------------------------------
Lipper Inc.                                          Rating & Ranking Agency (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Moody's Investors Service                            Rating & Ranking Agency (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Institutional Shareholder Services, Inc.             Proxy Voting Service
---------------------------------------------------- --------------------------------------------------------
State Street Bank and Trust Company                  Custodian (for certain AIM Funds),  Software Provider,
                                                     Securities Lender (for certain AIM Funds), Line of
                                                     Credit Provider (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
The Bank of New York                                 Custodian (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
JP Morgan Securities Inc.                            Line of Credit Provider (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Citigroup Global Markets Inc.                        Line of Credit Provider (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
JPMorgan Chase Bank                                  Line of Credit Provider (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
AIM Investment Services, Inc.                        Transfer Agent
---------------------------------------------------- --------------------------------------------------------
Bloomberg                                            System Provider (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Reuters America Inc.                                 Pricing Service (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
The MacGregor Group, Inc.                            Software Provider
---------------------------------------------------- --------------------------------------------------------
Thomson Financial, Inc.                              Software Provider
---------------------------------------------------- --------------------------------------------------------
Xcitek Solutions Plus                                Software Provider
---------------------------------------------------- --------------------------------------------------------
Bowne & Co., Inc.                                    Financial Printer
---------------------------------------------------- --------------------------------------------------------
CENVEO                                               Financial Printer
---------------------------------------------------- --------------------------------------------------------
Classic Printers Inc.                                Financial Printer
---------------------------------------------------- --------------------------------------------------------
Color Dynamics                                       Financial Printer
---------------------------------------------------- --------------------------------------------------------
Earth Color Houston                                  Financial Printer
---------------------------------------------------- --------------------------------------------------------
EMCO Press                                           Financial Printer
---------------------------------------------------- --------------------------------------------------------
Grover Printing                                      Financial Printer
---------------------------------------------------- --------------------------------------------------------
Gulfstream Graphics Corp.                            Financial Printer
---------------------------------------------------- --------------------------------------------------------
Signature                                            Financial Printer
---------------------------------------------------- --------------------------------------------------------
Southwest Precision Printers, Inc.                   Financial Printer
---------------------------------------------------- --------------------------------------------------------
ABN Amro Financial Services, Inc.                    Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
BB&T Capital Markets                                 Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------

                 SERVICE PROVIDER                                      DISCLOSURE CATEGORY
---------------------------------------------------- --------------------------------------------------------
Belle Haven Investments L.P.                         Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
BOSC, Inc.                                           Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Cabrera Capital Markets                              Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Coastal Securities, LP                               Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Duncan-Williams, Inc.                                Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Fidelity Investments                                 Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
First Albany Capital                                 Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
First Tryon Securities                               Broker (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Anglemyer & Co.                                      Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Empirical Research Partners                          Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Factset Research Systems, Inc.                       Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Global Trend Alert                                   Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
J.P. Morgan Chase                                    Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Kevin Dann & Partners                                Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Muzea Insider Consulting Services, LLC               Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Noah Financial, LLC                                  Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
Piper Jaffray                                        Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------
RBC Capital Markets                                  Analyst (for certain AIM Funds)
---------------------------------------------------- --------------------------------------------------------

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                            As of September 30, 2005


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.



                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                     OTHER TRUSTEESHIP(s)
         TRUST                      SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1)--  1946         1988     Director and Chairman, A I M Management Group     None
Trustee, President, Vice Chair               Inc. (financial services holding company);
and Principal Executive Officer              Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman, AMVESCAP PLC - AIM Division (parent
                                             of AIM and a global investment management firm)

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.; Director,
                                             Chairman and President, A I M Advisors, Inc.
                                             (registered investment advisor); Director and
                                             Chairman, A I M Capital Management, Inc.
                                             (registered investment advisor), A I M
                                             Distributors, Inc. (registered broker dealer),
                                             AIM Investment Services, Inc. (registered
                                             transfer agent), and Fund Management Company
                                             (registered broker dealer); and Chief Executive
                                             Officer, AMVESCAP PLC - Managed Products
----------------------------------------------------------------------------------------------------------------------

Mark H. Williamson(2)-- 1951        2003     Director, President and Chief Executive           None
Trustee and Executive Vice                   Officer, A I M Management Group Inc. (financial
President                                    services holding company); Director and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director, A I M Capital
                                             Management, Inc. (registered investment
                                             advisor) and A I M Distributors, Inc.
                                             (registered broker dealer); Director and
                                             Chairman, AIM Investment Services, Inc.
                                             (registered transfer agent), Fund Management
                                             Company (registered broker dealer); and INVESCO
                                             Distributors, Inc. (registered broker dealer);
                                             and Chief Executive Officer, AMVESCAP PLC - AIM
                                             Division (parent of AIM and a global investment
                                             management firm)
----------------------------------------------------------------------------------------------------------------------




----------
1 Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.


2 Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                     OTHER TRUSTEESHIP(s)
         TRUST                      SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
                                              Formerly: Director, Chairman, President and
                                              Chief Executive Officer, INVESCO Funds Group,
                                              Inc.; President and Chief Executive Officer,
                                              INVESCO Distributors, Inc.; and Chief Executive
                                              Officer, AMVESCAP PLC - Managed Products; and
                                              Chairman, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett-- 1944          1992       Chairman, Crockett Technology Associates          ACE Limited
Trustee and Chair                            (technology consulting company)                   (insurance company);
                                                                                               and Captaris, Inc.
                                                                                               (unified messaging
                                                                                               provider)
----------------------------------------------------------------------------------------------------------------------

Bob R. Baker - 1936                 2003     Retired                                           None
Trustee
----------------------------------------------------------------------------------------------------------------------

Frank S. Bayley -- 1939           2001       Retired                                           Badgley Funds, Inc.
Trustee                                      Formerly:  Partner, law firm of Baker & McKenzie  (registered investment company (2
                                                                                               portfolios))
----------------------------------------------------------------------------------------------------------------------

James T. Bunch - 1942             2003       Co-President and Founder, Green, Manning &        None
Trustee                                      Bunch Ltd., (investment banking firm); and
                                             Director, Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
----------------------------------------------------------------------------------------------------------------------

Albert R. Dowden -- 1941          2000       Director of a number of public and private        None
Trustee                                      business corporations, including the Boss
                                             Group, Ltd. (private investment and management);
                                             Cortland Trust, Inc. (Chairman) (registered
                                             investment company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance company);
                                             and CompuDyne Corporation (provider of products
                                             and services to the public security market)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo; and
                                             director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------

                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                     OTHER TRUSTEESHIP(s)
         TRUST                      SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr. -- 1935       1998       Retired                                           None
Trustee
----------------------------------------------------------------------------------------------------------------------

Jack M. Fields -- 1952            1997       Chief Executive Officer, Twenty First Century     Administaff; and
Trustee                                      Group, Inc. (government affairs company) and      Discovery Global
                                             Owner, Dos Angelos  Ranch, L.P.                   Education Fund
                                             Formerly:  Chief Executive Officer, Texana        (non-profit)
                                             Timber LP (sustainable forestry company)
----------------------------------------------------------------------------------------------------------------------

Carl Frischling -- 1937           1990       Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                      Frankel LLP                                       (registered
                                                                                               investment company (3
                                                                                               portfolios))
----------------------------------------------------------------------------------------------------------------------

Gerald J. Lewis - 1933            2003       Chairman, Lawsuit Resolution Services (San        General Chemical
Trustee                                      Diego, California)                                Group, Inc.
----------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis - 1950         1998       Formerly: Chief Executive Officer, YWCA of the    None
Trustee                                      USA
----------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock -- 1942          1988       Partner, law firm of Pennock & Cooper             None
Trustee
----------------------------------------------------------------------------------------------------------------------

Ruth H. Quigley -- 1935           2001       Retired                                           None
Trustee
----------------------------------------------------------------------------------------------------------------------

Larry Soll - 1942                   2003     Retired                                           None
Trustee
----------------------------------------------------------------------------------------------------------------------

Raymond Stickel, Jr.(3) - 1944    2005       Retired                                           None
Trustee                                      Formerly; Partner, Deloitte & Touche
----------------------------------------------------------------------------------------------------------------------



----------
3 Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                     OTHER TRUSTEESHIP(s)
         TRUST                      SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------

Lisa O. Brinkley -- 1959            2004     Senior Vice President, A I M Management Group     N/A
Senior Vice President and                    Inc. (financial services holding company);
Chief Compliance Officer                     Senior Vice President and Chief Compliance
                                             Officer, A I M Advisors, Inc.; Vice President
                                             and Chief Compliance Officer, A I M Capital
                                             Management, Inc. and Vice President, A I M
                                             Distributors, Inc., AIM Investment Services,
                                             Inc. and Fund Management Company

                                             Formerly: Senior Vice President and Compliance
                                             Director, Delaware Investments
                                             Family of Funds; and Chief
                                             Compliance Officer, A I M
                                             Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------

Russell C. Burk  - 1958             2005     Formerly: Director of Compliance and Assistant    N/A
Senior Vice President and                    General Counsel, ICON Advisers, Inc.; Financial
Senior Officer                               Consultant, Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual Funds, Inc.
----------------------------------------------------------------------------------------------------------------------

Kevin M. Carome - 1956 Senior       2003     Director, Senior Vice President, Secretary and    N/A
Vice President, Chief Legal                  General Counsel, A I M Management Group Inc.
Officer and Secretary                        (financial services holding company) and A I M
                                             Advisors, Inc.; Director and Vice President,
                                             INVESCO Distributors, Inc.; Vice President, A I
                                             M Capital Management, Inc., AIM Investment
                                             Services, Inc.; and Fund Management Company;
                                             and Senior Vice President, A I M Distributors,
                                             Inc.

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC; Vice President, A I M
                                             Distributors, Inc., and Director and General
                                             Counsel, Fund Management Company
----------------------------------------------------------------------------------------------------------------------

Robert G. Alley - 1948              2004     Managing Director, Chief Fixed Income Officer     N/A
Vice President                               and Senior Investment Officer, A I M Capital
                                             Management, Inc. and Vice President, A I M
                                             Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

Sidney M. Dilgren -- 1961           2004     Vice President and Fund Treasurer, A I M          N/A
Vice President, Treasurer and                Advisors, Inc.
Principal Financial Officer
                                             Formerly:  Senior Vice President, AIM
                                             Investment Services, Inc. and Vice President, A
                                             I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------

                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                     OTHER TRUSTEESHIP(s)
         TRUST                      SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------

J. Philip Ferguson- 1945         2005        Senior Vice President and Chief Investment        N/A
Vice President                               Officer, A I M Advisors Inc.; Director,
                                             Chairman, Chief Executive Officer, President
                                             and Chief Investment Officer, A I M Capital
                                             Management, Inc; Executive Vice President, A I
                                             M Management Group Inc.

                                             Formerly: Senior Vice President, AIM Private
                                             Asset Management, Inc.; Chief Equity Officer,
                                             and Senior Investment Officer, A I M Capital
                                             Management, Inc.; and Managing Partner, Beutel,
                                             Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------

Karen Dunn Kelley -- 1960           1992     Director of Cash Management, Managing Director    NA
Vice President                               and Chief Cash Management Officer, A I M
                                             Capital Management, Inc., Director and
                                             President, Fund Management Company;
                                             and Vice President, A I M Advisors,
                                             Inc.
----------------------------------------------------------------------------------------------------------------------

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY SECURITIES             TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                                  PER FUND                          Funds--Registered Trademark--
---------------------------------------------------------------------------------------------------------------------

Robert H. Graham            High Yield                       Over $100,000                 Over $100,000
                            Income                           Over $100,000
                            Limited Maturity Treasury        Over $100,000
                            Municipal Bond                   Over $100,000
---------------------------------------------------------------------------------------------------------------------

Mark H. Williamson                                 -0-                                     Over $100,000
---------------------------------------------------------------------------------------------------------------------

Bob R. Baker                                       -0-                                     Over $100,000
---------------------------------------------------------------------------------------------------------------------

Frank S. Bayley             Income                        $10,001 - $50,000                Over $100,000
---------------------------------------------------------------------------------------------------------------------

James T. Bunch              High Yield                         $1 - $10,000               Over $100,000(4)
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                  $10,001 - $50,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000
---------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett           High Yield                         $1 - $10,000              Over - $100,000(4)
---------------------------------------------------------------------------------------------------------------------

Albert R. Dowden                                   -0-                                     Over $100,000
---------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr.         Money Market                     Over $100,000                Over $100,000(4)
---------------------------------------------------------------------------------------------------------------------

Jack M. Fields                                     -0-                                    Over $100,000(4)
---------------------------------------------------------------------------------------------------------------------

Carl Frischling             High Yield                  $50,001 - $100,000                Over $100,000(4)
                            Real Estate                 $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------




----------
4 Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY SECURITIES             TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                                  PER FUND                          Funds--Registered Trademark--
---------------------------------------------------------------------------------------------------------------------

Gerald J. Lewis             High Yield                         $1 - $10,000               Over $100,000(4)
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000
                            Short Term Bond                    $1 - $10,000
                            Total Return Bond                  $1 - $10,000
---------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis                                 -0-                                    Over $100,000(4)
---------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock            High Yield                        $1 - $10,000                 Over $100,000
---------------------------------------------------------------------------------------------------------------------

Ruth H. Quigley                                    -0-
---------------------------------------------------------------------------------------------------------------------

Larry Soll                  High Yield                         $1 - $10,000               Over $100,000(4)
                            Income                             $1 - $10,000
                            Intermediate Government            $1 - $10,000
                            Money Market                       $1 - $10,000
                            Municipal Bond                     $1 - $10,000
                            Real Estate                        $1 - $10,000
---------------------------------------------------------------------------------------------------------------------

Raymond Stickel, Jr(5)                             -0-                                          -0-
---------------------------------------------------------------------------------------------------------------------




----------
4 Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.



5 Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                       RETIREMENT       ESTIMATED
                                    AGGREGATE           BENEFITS          ANNUAL               TOTAL
                                  COMPENSATION          ACCRUED          BENEFITS           COMPENSATION
                                    FROM THE             BY ALL            UPON             FROM ALL AIM
TRUSTEE                            TRUST(1)(2)        AIM FUNDS(3)     RETIREMENT(4)         FUNDS(5)(6)
---------------------------------------------------------------------------------------------------------

Bob R. Baker                   $         14,888    $     198,871    $        144,786   $          189,750
---------------------------------------------------------------------------------------------------------
Frank S. Bayley                          15,775          175,241             112,500              193,500
---------------------------------------------------------------------------------------------------------
James T. Bunch                           14,001          143,455             112,500              186,000
---------------------------------------------------------------------------------------------------------
Bruce L. Crockett                        22,873           75,638             112,500              223,500
---------------------------------------------------------------------------------------------------------
Albert R. Dowden                         15,707           93,210             112,500              192,500
---------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                      15,775          133,390             112,500              193,500
---------------------------------------------------------------------------------------------------------
Jack M. Fields                           13,932           48,070             112,500              186,000
---------------------------------------------------------------------------------------------------------
Carl Frischling(7)                       14,001           62,404             112,500              185,000
---------------------------------------------------------------------------------------------------------
Gerald J. Lewis                          14,001          143,455             112,500              186,000
---------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                       14,888           55,768             112,500              189,750
---------------------------------------------------------------------------------------------------------
Lewis F. Pennock                         14,001           80,777             112,500              186,000
---------------------------------------------------------------------------------------------------------
Ruth H. Quigley                          14,888          154,767             112,500              189,750
---------------------------------------------------------------------------------------------------------
Louis S. Sklar(8)                         6,090          115,160             101,250              186,000
---------------------------------------------------------------------------------------------------------
Larry Soll                               14,001          184,356             130,823              186,000
---------------------------------------------------------------------------------------------------------
Raymond Stickel, Jr.(9)                    -0-               -0-                 -0-                  -0-
---------------------------------------------------------------------------------------------------------



(1) Amounts shown are based on the fiscal year ended July 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2005, including earnings, was $47,966.



(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. AMVESCAP did not reimburse the Trust any compensation pursuant to such agreement during the twelve month period ended July 31, 2005.



(3) During the fiscal year ended July 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $159,598.


(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.



(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.



(7) During the fiscal year ended July 31, 2005, the Trust paid $60,524 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.



(8)      Mr. Sklar retired effective December 31, 2004.



(9) Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES


                          (AS AMENDED OCTOBER 1, 2005)



A.       PROXY POLICIES



         Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



         I. BOARDS OF DIRECTORS



         A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.



         There are some actions by directors that should result in votes being withheld. These instances include directors who:



         o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



         o Attend less than 75 percent of the board and committee meetings without a valid excuse;



         o It is not clear that the director will be able to fulfill his function;



         o Implement or renew a dead-hand or modified dead-hand poison pill;



         o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



         o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding. Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



         o Long-term financial performance of the target company relative to its industry;



         o        Management's track record;



         o        Portfolio manager's assessment;



         o        Qualifications of director nominees (both slates);



         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



         o        Background to the proxy contest.



         II. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



         o It is not clear that the auditors will be able to fulfill their function;



         o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

         o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



         III. COMPENSATION PROGRAMS



         Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



         o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



         o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



         o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



         o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



         o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



         IV. CORPORATE MATTERS



         We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



         o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



         o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



         o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



         o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



         V. SHAREHOLDER PROPOSALS



         Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



         o We will generally abstain from shareholder social and environmental proposals.



         o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

         o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



         o We will generally vote for proposals to lower barriers to shareholder action.



         o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



         VI. OTHER



         o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



         o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



         o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



         AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B.       PROXY COMMITTEE PROCEDURES



         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.



         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.



                  In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:



         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



         2. AIM will not publicly announce its voting intentions and the reasons therefore.



         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY



         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D.       RESTRICTIONS AFFECTING VOTING



         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E.       CONFLICTS OF INTEREST



         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



         If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.



         If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.



F.       FUND OF FUNDS



         When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.



G.       CONFLICT IN THESE POLICIES



         If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                          PROXY POLICIES AND PROCEDURES
                            (DATED FEBRUARY 10, 2005)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

         (1)      describe any real or perceived conflict of interest,

         (2) discuss any procedure used to address such conflict of interest,

         (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

         (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


                              CONFLICTS OF INTEREST


PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

         o Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

         o Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.


                                                      --------------------------
                                                             Print Name


--------------------------                            --------------------------
          Date                                                Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.       Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o        Fees for non-audit services are excessive, or

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse

         o Implement or renew a dead-hand or modified dead-hand poison pill

         o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Failed to act on takeover offers where the majority of the shareholders tendered their shares

         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         o Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

         o Are inside directors or affiliated outside directors and the full board is less than majority independent

         o Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

         o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

         o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     o    Two-thirds independent board

     o    All-independent key committees

     o    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     o    Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

     o offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spin-off

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS


                                                    Russell 3000                     Non-Russell 3000

     GICS       GICS DSEC                    MEAN      STANDARD     MEAN +        MEAN        STANDARD     MEAN + STD
                                                       DEVIATION    STD DEV                   DEVIATION        DEV

     1010       Energy                      1.60%       1.02%        2.61%       2.59%         2.19%         4.78%

     1510       Materials                   1.55%        .81%        2.36%       2.54%         1.92%         4.46%

     2010       Capital Goods               1.86%       1.19%        3.05%       3.23%         2.93%         6.17%

     2020       Commercial Services &
                Supplies                     287%       1.53%        4.40%       4.39%         3.68%         8.07%

     2030       Transportation              2.10%       1.50%        3.60%       2.44%         2.22%         4.66%

     2510       Automobiles &
                Components                  2.10%       1.37%        3.48%       2.90%         2.28%         5.18%

     2520       Consumer Durables &
                Apparel                     2.40%       1.51%        3.90%       3.42%         2.79%         6.21%

     2530       Hotels Restaurants &
                Leisure                     2.39%       1.08%        3.48%       3.30%         2.87%         6.17%

     2540       Media                       2.34%       1.50%        3.84%       4.12%         2.89%         7.01%

     2550       Retailing                   2.89%       1.95%        4.84%       4.26%         3.50%         7.75%

 3010 to 3030   Food & Staples
                Retailing                   1.98%       1.50%        3.48%       3.37%         3.32%         6.68%

     3510       Health Care Equipment &
                Services                    3.24%       1.96%        5.20%       4.55%         3.24%         7.79%

     3520       Pharmaceuticals &
                Biotechnology               3.60%       1.72%        5.32%       5.77%         4.15%         9.92%

     4010       Banks                       1.44%       1.17%        2.61%       1.65%         1.60%         3.25%

     4020       Diversified Financials      3.12%       2.54%        5.66%       5.03%         3.35%         8.55%

     4030       Insurance                   1.45%        .88%        2.32%       2.47%         1.77%         4.24%

     4040       Real Estate                 1.01%        .89%        1.90%       1.51%         1.50%         3.01%

     4510       Software & Services         5.44%       3.05%        8.49%       8.08%         6.01%         14.10%

     4520       Technology Hardware &
                Equipment                   4.00%       2.69%        6.68%       5.87%         4.25%         10.12%

     4530       Semiconductors &
                Semiconductor Equipment     5.12%       2.86%        7.97%       6.79%         3.95%         10.74%

     5010       Telecommunications
                Services                    2.56%       2.39%        4.95%       4.66%         3.90%         8.56%

     5510       Utilities                    .90%        .65%        1.55%       3.74%         4.63%         8.38%

     1010       Energy                      1.60%       1.02%        2.61%       2.59%         2.19%         4.78%

     1510       Materials                   1.55%        .81%        2.36%       2.54%         1.92%         4.46%

     2010       Capital Goods               1.86%       1.19%        3.05%       3.23%         2.93%         6.17%

     2020       Commercial Services &
                Supplies                     287%       1.53%        4.40%       4.39%         3.68%         8.07%


A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     o    Base salary, bonus, long-term incentives

     o Accumulative realized and unrealized stock option and restricted stock gains

     o Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     o Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     o Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     o    Payment if termination occurs within 12 months: $_____

     o    Payment if "not for cause" termination occurs within 12 months:
          $______

     o    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1)The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2)The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     o    Director stock ownership guidelines
          - A minimum of three times the annual cash retainer.
     Vesting schedule or mandatory holding/deferral period
          - A minimum vesting of three years for stock options or restricted stock, or
          - Deferred stock payable at the end of a three-year deferral period.

     o    Mix between cash and equity
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o    Retirement/Benefit and Perquisites programs
          - No retirement/benefits and perquisites provided to non-employee directors.

     o    Quality of disclosure
          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



--------------------

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the re-pricing

     o    Value-for-value exchange

     o    Treatment of surrendered options

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING


Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

     8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     o Terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting

     o    R&D spending

     o    Whether the company already limits price increases of its products

     o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

     o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     o Any voluntary labeling initiatives undertaken or considered by the company

     o Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     o The company's existing healthcare policies, including benefits and healthcare access for local workers

     o    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its sub-prime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     o    Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o    The risk of any health-related liabilities.

Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o    The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     o    The percentage of the company's business affected

     o    The feasibility of a spin-off

     o    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o    The company intends to pursue operations in the ANWR; and

     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     o    The feasibility of financially quantifying environmental risk factors,

     o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     o    The costs associated with implementing improved standards,

     o The potential costs associated with remediation resulting from poor environmental performance, and

     o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business and the percentage affected

     o    The extent that peer companies are recycling

     o    The timetable prescribed by the proposal

     o    The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         o        Risks associated with certain international markets

         o        The utility of such a report to shareholders

         o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay

         o The degree that social performance is already included in the company's pay structure and disclosed

         o The degree that social performance is used by peer companies in setting pay

         o Violations or complaints filed against the company relating to the particular social performance measure

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee

         o        Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS


Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities, and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations, and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country

         o        The company's workplace code of conduct

         o        Proprietary and confidential information involved

         o Company compliance with U.S. regulations on investing in the country

         o        Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         o Agreements with foreign suppliers to meet certain workplace standards

         o        Whether company and vendor facilities are monitored and how

         o        Company participation in fair labor organizations

         o        Type of business

         o        Proportion of business conducted overseas

         o        Countries of operation with known human rights abuses

         o Whether the company has been recently involved in significant labor and human rights controversies or violations

         o        Peer company standards and practices

         o        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations

         o The company has no recent human rights controversies or violations, or

         o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989

         o Company antidiscrimination policies that already exceed the legal requirements

         o        The cost and feasibility of adopting all nine principles

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

         o        The potential for charges of reverse discrimination

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         o        The level of the company's investment in Northern Ireland

         o        The number of company employees in Northern Ireland

         o        The degree that industry peers have adopted the MacBride
                  Principles

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components

         o        Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs

         o Whether the company currently or in the past has manufactured cluster bombs or their components

         o The percentage of revenue derived from cluster bomb manufacture

         o        Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

         o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

         o        Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available or

         o The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o        The degree of board diversity

         o        Comparison with peer companies

         o        Established process for improving board diversity

         o        Existence of independent nominating committee

         o        Use of outside search firm

         o        History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive

         o The company has well-documented programs addressing diversity initiatives and leadership development

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.       Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.
Votes should be withheld from directors who:

         o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

         o In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         o ignore a shareholder proposal that is approved by a majority of shares outstanding;

         o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

         o are interested directors and sit on the audit or nominating committee; or

         o are interested directors and the full board serves as the audit or

         o nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Past performance relative to its peers

         o        Market in which fund invests

         o        Measures taken by the board to address the issues

         o Past shareholder activism, board activity, and votes on related proposals

         o        Strategy of the incumbents versus the dissidents

         o        Independence of directors

         o        Experience and skills of director candidates

         o        Governance profile of the company

         o        Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Proposed and current fee schedules

         o        Fund category/investment objective

         o        Performance benchmarks

         o        Share price performance as compared with peers

         o        Resulting fees relative to peers

         o        Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         o potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        The degree of change implied by the proposal

         o        The efficiencies that could result

         o        The state of incorporation

         o        Regulatory standards and implications

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

         o Removal of shareholder approval requirement for amendments to the new declaration of trust

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

         o Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

         o Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

         o regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         o resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

         o performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



         All information listed below is as of September 28, 2005.


AIM GLOBAL REAL ESTATE FUND





                                  CLASS A SHARES      CLASS B         CLASS C          CLASS R      INVESTOR CLASS    INSTITUTIONAL
                                                       SHARES          SHARES          SHARES           SHARES         CLASS SHARES

NAME AND ADDRESS OF                 PERCENTAGE       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF         OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
                                      RECORD           RECORD          RECORD          RECORD           RECORD            RECORD
-------------------              --------------      -------         -------          -------      --------------    -------------
Charles Schwab & Co. Inc.
101 Montgomery St.                    38.84%
San Francisco, CA 94101-4122

A I M Advisors Inc.
Attn: Corporate Controller                             8.55%           7.87%           94.04%                             99.76%
11 E Greenway Plaza, Ste 1919
Houston, TX 77046-1113

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration                                             6.03%
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484

AIM HIGH YIELD FUND


                                                                                         INVESTOR CLASS    INSTITUTIONAL
                                        CLASS A SHARES  CLASS B SHARES   CLASS C SHARES      SHARES        CLASS SHARES

NAME AND ADDRESS OF                       PERCENTAGE      PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE
PRINCIPAL HOLDER                           OWNED OF        OWNED OF         OWNED OF       OWNED OF          OWNED OF
                                            RECORD          RECORD           RECORD         RECORD            RECORD
----------------                           --------        --------         --------     ---------------  ---------------


AIM Growth Allocation Fund                                                                     --             20.15%
C/O A I M Advisors, Inc.
11 E. Greenway Plz, Ste 100
Houston, TX  77046-1133

AIM Moderate Growth Allocation Fund
C/O A I M Advisors, Inc.                                                                                       6.37%
11 Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund            --              --               --              --             72.60%
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

Charles Schwab & Co., Inc.
Attn:  Mutual Funds                           --              --               --            30.22%             --
101 Montgomery St.
San Francisco, CA  94104-4122

Citigroup Global Markets
Attn:  Cindy
Tempesta, 7th Floor                           --             5.75%           5.39%             --               --
333 West 34th St.
New York, NY  10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                    --             6.53%           6.84%             --               --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

AIM INCOME FUND


                                   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES  CLASS R SHARES   INVESTOR CLASS   INSTITUTIONAL
                                                                                                          SHARES       CLASS SHARES*

NAME AND ADDRESS OF                  PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE       PERCENTAGE       PERCENTAGE
PRINCIPAL HOLDER                      OWNED OF         OWNED OF         OWNED OF        OWNED OF         OWNED OF         OWNED OF
                                       RECORD           RECORD           RECORD          RECORD           RECORD           RECORD
-------------------                  ----------       ----------       ----------      ----------       ----------       ----------

Charles Schwab & Co., Inc.               --               --               --              --             12.93%
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Citigroup Global Markets
Attn:  Cindy Tempesta 7th Floor
333 West 34th Street                    5.14%             --               --              --               --
New York, NY   10001-2402


Merrill Lynch Pierce Fenner & Smith      --              5.42%           7.71%             --               --               --
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Nat'l Financial Services Corp.
The Exclusive Benefit of Cust.
One World Financial Center               --               --               --              --              8.58%             --
200 Liberty Street 5th Floor
Attn:  Kate Recon
New York, NY  10281

NFS LLC FEBO
Anne E. Howanski TTEE
Ridley Township Police PEN FUN           --               --               --            14.69%             --               --
100 East Macdale Blvd
Folsom, PA  19033

Union Bank of Calif. TR
UBCC-Mutual Funds                        --               --               --              --              6.33%             --
P. O. Box 85484
San Diego, CA  92186-5484

MG Trust Co Cust
Bay Area Emergency Physicians                                                             5.12%
700 17th St Ste 300
Denver CO  80202-3531

* Institutional Class shares commenced operations on October 25, 2005.

AIM INTERMEDIATE GOVERNMENT FUND


                                  CLASS A SHARES   CLASS B SHARES  CLASS C SHARES  CLASS R SHARES     INVESTOR      INSTITUTIONAL
                                                                                                    CLASS SHARES    CLASS SHARES*

NAME AND ADDRESS OF                 PERCENTAGE       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF         OWNED OF        OWNED OF        OWNED OF        OWNED OF        OWNED OF
                                      RECORD           RECORD          RECORD          RECORD          RECORD          RECORD
-------------------                 ----------       ----------      ----------      ----------      ----------      ----------

Cecille Stell Pulitzer 7/19/91          --               --              --              --            10.43%            --
Cecille Stell Pulitzer TTE

U/I Revoc Trust
c/o St. Louis Post-Dispatch
900 N. Tucker Blvd
St. Louis, MO  63101-1069

Charles Schwab & Co. Inc.
Special Custody FBO Customers
(SIM)                                   --               --              --              --            9.82%             --
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                                              8.71%           16.94%          16.22%            --              --
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd
Floor
Jacksonville, FL  32246-6484

AIM Moderately Conservative
Allocation
C/O A I M Advisors, Inc.                                                                                               99.21%
11 Greenway Plz. Ste. 100
Houston TX 77046-1113

AIM LIMITED MATURITY TREASURY FUND


                                                     CLASS A                 CLASS A3            INSTITUTIONAL CLASS
                                                      SHARES                  SHARES                   SHARES

NAME AND ADDRESS OF                                PERCENTAGE               PERCENTAGE               PERCENTAGE
PRINCIPAL HOLDER                                    OWNED OF                 OWNED OF                 OWNED OF
                                                      RECORD                  RECORD                   RECORD
-------------------                            -------------------          ----------               ----------

AIM Conservative Asset Allocation Fund                  --                      --                     81.60%
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                            7.88%                     --                       --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

FIIOC Agent
Employee Benefit Plans                                  --                      --                      7.20%
100 Magellan Way KW1C
Covington, KY  41015-1987

AIM MONEY MARKET FUND

                                      AIM CASH      CLASS B SHARES   CLASS C SHARES  CLASS R SHARES     INVESTOR      INSTITUTIONAL
                                   RESERVE SHARES                                                     CLASS SHARES    CLASS SHARES*

NAME AND ADDRESS OF                  PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                      OWNED OF         OWNED OF         OWNED OF        OWNED OF        OWNED OF        OWNED OF
                                       RECORD           RECORD           RECORD          RECORD          RECORD          RECORD
-------------------                  ----------       ----------       ----------      ----------      ----------      ----------

AMVESCAP National Trust Company          --               --               --            10.16%            --              --
FBO Itasca Bank & Trust Co.
401 (K) Plan
P. O. Box 105779
Atlanta, GA  30348-5779

AMVESCAP National Trust Company
FBO Santa's Best 401(k) & PS Plan        --               --               --            10.69%            --              --
P.O. Box 105779
Atlanta, GA  30348-5779

                                      AIM CASH      CLASS B SHARES   CLASS C SHARES  CLASS R SHARES     INVESTOR      INSTITUTIONAL
                                   RESERVE SHARES                                                     CLASS SHARES    CLASS SHARES*

NAME AND ADDRESS OF                  PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE      PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                      OWNED OF         OWNED OF         OWNED OF        OWNED OF        OWNED OF       OWNED OF
                                       RECORD           RECORD           RECORD          RECORD          RECORD          RECORD
-------------------                  ----------       ----------       ----------      ----------      ----------      ----------

MG Trust Co. Cust.
FBO New Hermes Inc. DBA Gravograph       --               --               --            9.81%             --              --
700 17th St., Ste 300
Denver, CO  80202-3531

MG Trust Co. Cust
Irvine Compiler Corp PROF SHR            --               --               --            5.72%             --              --
700 17th St., Ste 300
Denver, CO  80202-3531


* As of the date of this Statement of Additional Information, Institutional Class shares have not commenced operation.

AIM MUNICIPAL BOND FUND


                                           CLASS A SHARES      CLASS B SHARES      CLASS C SHARES     INVESTOR CLASS
                                                                                                          SHARES

NAME AND ADDRESS OF                          PERCENTAGE          PERCENTAGE          PERCENTAGE         PERCENTAGE
PRINCIPAL HOLDER                              OWNED OF            OWNED OF            OWNED OF            OWNED OF
                                               RECORD              RECORD              RECORD             RECORD
-------------------                       ----------------    ----------------    ----------------   ----------------

Charles Schwab & Co. Inc.                        --                  --                  --                5.57%
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Citigroup Global Markets
Attn: Cindy  Tempesta                            --                6.37%                 --                 --
333 West 34th St.,
New York, NY 10001-2402

Gary T. Crum
11 E. Greenway Plaza, Suite 2600               5.20%*                --                  --                 --
Houston, TX  77046-1100

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                       --                7.28%               15.16%               --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Morgan Stanley DW
ATTN:  Mutual Fund Operations                    --                  --                6.78%                --
3 Harborside Place Fl 6
Jersey City, NJ  07311-3907


* Owned of record and beneficially.

AIM REAL ESTATE FUND


                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   INVESTOR CLASS  INSTITUTIONAL
                                                                                                          SHARES       CLASS SHARES

NAME AND ADDRESS OF                      PERCENTAGE  PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                          OWNED OF    OWNED OF         OWNED OF         OWNED OF         OWNED OF        OWNED OF
                                           RECORD      RECORD           RECORD           RECORD           RECORD          RECORD
-------------------                      ----------  ----------     ----------------   ----------       ----------      ----------

AIM Growth Allocation Fund                   --          --                --              --               --            51.57%
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113

Charles Schwab & Co Inc.
101 Montgomery Street                      16.91%        --                --              --             10.68%            --
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith          --          --              16.23%            --               --              --
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Attn: Frank Rossi (CFO)
First Clearing LLC                           --          --                                --               --            28.33%
American Arbitration Association

                                       CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES INVESTOR CLASS  INSTITUTIONAL
                                                                                                          SHARES       CLASS SHARES

NAME AND ADDRESS OF                      PERCENTAGE      PERCENTAGE   PERCENTAGE OWNED   PERCENTAGE     PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER                          OWNED OF        OWNED OF           OF           OWNED OF   OWNED OF RECORD OWNED OF RECORD
                                           RECORD          RECORD          RECORD          RECORD
-------------------                      ----------      ----------   ----------------   ----------     ----------      ----------
Attn: Frank Rossi (CFO)
First Clearing LLC
WBNA Collateral Account                      --              --              --                             --            10.30%
American Arbitration
335 Madison Ave. 10th Floor

Wells Fargo Bank NA FBO RETPLAN SVCS
P. O. Box 1533                               --              --              --              --             --            5.63%
Minneapolis MN  55480-1533

Wilmington Trust Trustco TTEE
FBO C J Duffey Paper 401K
c/o Mutual Funds                             --              --              --            6.44%            --              --
P. O. Box 8971
Wilmington, DE  19899-8971

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting               5.28%
PO Box 182029
Columbus OH 43218-2029

Citigroup Global Markets
Attn Cindy Tempesta 7th Fl                                                   8.05%
333 W 34th St.
New York, NY 10001-2402

AIM SHORT TERM BOND FUND


                                           CLASS A SHARES      CLASS C SHARES      CLASS R SHARES      INSTITUTIONAL
                                                                                                       CLASS SHARES

NAME AND ADDRESS OF                       PERCENTAGE OWNED    PERCENTAGE OWNED    PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                                 OF                  OF                  OF              OF RECORD
                                               RECORD              RECORD              RECORD
-------------------                       ----------------    ----------------    ----------------   ----------------

Cornerstone Construction & Interior                                                    8.64%
David F Woodyard
217 Braxton Way
Edgewater MD 21037-1843

JT Gourcher
James T. Gourcher                                                                      6.86%*
2525 Lower Marlboro Rd
Owings MD 20736-4238

Reza Jahansouz
815 San Luis Rd.                                                                       6.09%*
Berkely CA 94707-2031

AMVESCAP National Trust Company
Bay Farm Montessori Academy
Marcia Gardere                                                                         6.07%
145 Loring St.
Duxbury MA 02332-4823

Central Mouldings Corp
David F. McGraw                                                                        5.55%
10 Timkak Ln
Pennington NJ 08534-9620

Central Mouldings Corp
George R Hyman                                                                         5.55%
8 Revere CT
Trenton NJ  08626-3608

AIM Conservative Asset Allocation Fund
C/O A I M Advisors, Inc.                         --                  --                  --               45.66%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

AIM Moderate Asset Allocation Fund               --                  --                  --               48.07%
C/O. A I M Advisors, Inc.
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113


* Owned of recorded beneficially

                                           CLASS A SHARES      CLASS C SHARES      CLASS R SHARES      INSTITUTIONAL
                                                                                                       CLASS SHARES

NAME AND ADDRESS OF                          PERCENTAGE          PERCENTAGE          PERCENTAGE       PERCENTAGE
PRINCIPAL HOLDER                              OWNED OF            OWNED OF             OWNED OF        OWNED OF
                                               RECORD              RECORD              RECORD            RECORD
-------------------                       ----------------    ----------------    ----------------   ----------------
MG Trust Co, Cust.
Cardiac Solutions 401(K) Plan
700 17th Street, Suite 300                       --                  --                14.55%               --
Denver, CO  80202-3531

Roseann Parisi
459 Main Street                                  --                  --               12.02%*               --
Thomaston, ME  04861-3905

Susan Parrish
105 Grand Avenue                                 --                  --               10.88%*               --
Suwanee, GA  30024-4287

AIM Omnibus Account for 529 Plan
1-3 years to College Portfolio
Attn: Chuck Kirby, 7th Floor                   18.02%
11 E Greenway Plaza
Houston TX 77046

AIM Omnibus Account for 529 Plan
College Now Portfolio
Attn: Chuck Kirby, 7th Floor                   9.01%
11 E Greenway Plaza
Houston TX  77046-1100


* Owned of record and beneficially.

AIM TOTAL RETURN BOND FUND


                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES     INSTITUTIONAL
                                                                                                                      CLASS SHARES

NAME AND ADDRESS OF                           PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE      PERCENTAGE OWNED
PRINCIPAL HOLDER                               OWNED OF         OWNED OF           OWNED OF          OWNED OF              OF
                                                RECORD            RECORD            RECORD            RECORD             RECORD
-------------------                           ----------     ----------------     ----------        ----------      ----------------


AIM Conservative Asset Allocation Fund            --                --                --                --               15.20%
C/O A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston , TX  77046

AIM Moderate Asset Allocation Fund
C/O A I M Advisors, Inc.                          --                --                --                --               79.99%
11 Greenway Plaza, Suite 100
Houston , TX  77046

                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES     INSTITUTIONAL
                                                                                                                      CLASS SHARES

NAME AND ADDRESS OF                           PERCENTAGE     PERCENTAGE OWNED     PERCENTAGE        PERCENTAGE      PERCENTAGE OWNED
PRINCIPAL HOLDER                               OWNED OF             OF             OWNED OF          OWNED OF              OF
                                                RECORD            RECORD            RECORD            RECORD             RECORD
-------------------                           ----------     ----------------     ----------        ----------      ----------------
Coinage of America
Gregory A. Howe                                   --                --                --              11.74%               --
2219 E. Thousand Oaks Blvd #251
Thousand Oaks, CA  91362-2930

Craven H. Crowell, Jr.
401(k) Plan
Craven Crowell Trustee                            --                --                --              8.73%                --
301 Heathermoor Drive
Knoxville, TN  37922-2558

MG Trust Co. Cust.
Clore Automotive 401(k)
700 17th St., Ste. 300                            --                --                --              12.80%               --
Denver, CO  80202-3531

MG Trust Co. Cust FBO
Harmony Printing & Development                    --                --                --              10.62%               --
700 17th St., Ste 300
Denver, CO  80202-3531

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                        --               6.84%             5.62%              --                 --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Roseann Parisi
459 Main Street                                   --                --                --              9.98%*               --
Thomaston, ME  04861-3905

AIM Omnibus Account for 529 Plan
4-6 Years to College Portfolio
Attn: Chuck Kirby, 7th Floor                    9.07%
11 E Greenway Plz
Houston TX 77046

AIM Omnibus Account for 529 Plan                6.90%
7-9 Years to College Portfolio
Attn: Fund Accounting
11 E Greenway Plz
Houston TX 77046

*    Owned of record and beneficially

                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES     INSTITUTIONAL
                                                                                                                      CLASS SHARES


NAME AND ADDRESS OF                           PERCENTAGE     PERCENTAGE OWNED     PERCENTAGE        PERCENTAGE      PERCENTAGE OWNED
PRINCIPAL HOLDER                               OWNED OF             OF             OWNED OF          OWNED OF              OF
                                                RECORD            RECORD            RECORD            RECORD             RECORD
-------------------                           ----------     ----------------     ----------        ----------      ----------------
AIM Omnibus Account for 529 Plan
1-3 Years to College Portfolio
Attn: Chuck Kirby 7th Floor
11 E Greenway Plz                               6.81%
Houston TX 77046

AIM Omnibus Account for 529 Plan                5.18%
Growth Portfolio
Attn: Chuck Kirby 7th Floor
11 E Greenway Plz.
Houston TX 77046-100

AIM Omnibus Account for 529 Plan                5.04%
Balanced Portfolio
Attn: Chuck Kirby 7th Floor
11 E Greenway Plz.
Houston TX 77046-100

Robert M Branyon
2484 Bentridge CT                                                                                     6.70%*
Orange Park FL 32065-5701

North Country Land Inc.
RWL Inc. 401(K) Plan
Karen James Trustee                                                                                   5.30%
483 Old Meetinghouse Rd.
Porter ME 04068

DRH LLC
Andrew S. Steinberg                                                                                   6.88%
5350 W. Atlantic Ave. Ste. 100
Delray Beach, FL 33484-8112

* Owned of record and beneficially.

MANAGEMENT OWNERSHIP


As of September 28, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.73% of the outstanding AIM Cash Reserve Shares of AIM Money Market Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

         For the last three fiscal years ended July 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:

  FUND NAME                       2005                                2004                                    2003
                                  ----                                ----                                    ----
                 MANAGEMENT    MANAGEMENT      NET     MANAGEMENT   MANAGEMENT      NET      MANAGEMENT      MANAGEMENT      NET
                    FEE           FEE       MANAGEMENT    FEE          FEE       MANAGEMENT     FEE             FEE       MANAGEMENT
                  PAYABLE       WAIVERS      FEE PAID    PAYABLE     WAIVERS      FEE PAID    PAYABLE         WAIVERS      FEE PAID
                 ----------    ----------  ----------  ----------   ----------   ----------  ----------      ----------   ----------
  AIM Global    $    32,764  $   (32,764)         ___         N/A          N/A          N/A          N/A          N/A          N/A
 Real Estate
    Fund(1)

   AIM High       6,316,734      (11,191)  $6,305,543  $7,060,337  $    (6,992)  $7,053,345  $ 5,533,331  $    (8,331)  $5,525,000
  Yield Fund

  AIM Income      2,997,579         (947)   2,996,632   3,335,042         (859)   3,334,183    2,412,877       (1,545)   2,411,332
     Fund

     AIM          3,754,626      (61,701)   3,692,925   4,380,063      (11,188)   4,368,875    5,335,975      (22,714)   5,313,261
 Intermediate
  Government
     Fund

 AIM Limited        738,421          ___      738,421   1,064,847          ___    1,064,847    1,392,547          ___    1,392,547
   Maturity
Treasury Fund

  AIM Money       5,223,551   (1,302,505)   3,921,046   8,403,115   (8,403,115)         ___   10,145,165   (2,809,789)   7,335,376
 Market Fund

AIM Municipal     2,264,331          ___    2,264,331   2,304,920          ___    2,304,920    2,109,878          ___    2,109,878
  Bond Fund

   AIM Real      10,025,622   (1,213,169)   8,812,453   5,126,831       (6,438)   5,120,393    2,327,770          ___    2,327,770
 Estate Fund

  AIM Short       1,218,445         (577)   1,217,868   1,384,347         (837)   1,383,510      598,592         (761)     597,831
Term Bond Fund

  AIM Total         733,170       (1,660)     731,510     443,190     (386,506)      56,684      306,590     (266,097)      40,493
 Return Bond
     Fund


(1)   Commenced operations on April 29, 2005.

                                   APPENDIX H
                               PORTFOLIO MANAGERS

                               As of July 31, 2005


                            INVESTMENTS IN EACH FUND

              NAME OF PORTFOLIO MANAGER                 DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
------------------------------------------------------- ------------------------------------------------------
                                         AIM GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------------------------------------

   Mark Blackburn                                                                None

   Joe V. Rodriguez, Jr.                                                         None

   James W. Trowbridge                                                           None

--------------------------------------------------------------------------------------------------------------
                                             AIM HIGH YIELD FUND
--------------------------------------------------------------------------------------------------------------

   Peter Ehret                                                           $100,001 -- $500,000

   Carolyn L. Gibbs                                                      $100,001 -- $500,000

   Darren S. Hughes                                                       $10,001 -- $50,000

--------------------------------------------------------------------------------------------------------------
                                               AIM INCOME FUND
--------------------------------------------------------------------------------------------------------------

   Jan H. Friedli                                                         $10,001 -- $50,000

   Carolyn L. Gibbs                                                              None

   Scot W. Johnson                                                               None

--------------------------------------------------------------------------------------------------------------
                                      AIM INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------

   Clint W. Dudley                                                          $1 -- $10,000

   Scot W. Johnson                                                        $10,001 -- $50,000

--------------------------------------------------------------------------------------------------------------
                                     AIM LIMITED MATURITY TREASURY FUND
--------------------------------------------------------------------------------------------------------------

   Clint W. Dudley                                                          $1 -- $10,000

   Scot W. Johnson                                                          $1 -- $10,000

--------------------------------------------------------------------------------------------------------------
                                           AIM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------

   Richard A. Berry                                                       $10,001 -- $50,000

   Stephen D. Turman                                                             None

--------------------------------------------------------------------------------------------------------------
                                            AIM REAL ESTATE FUND
--------------------------------------------------------------------------------------------------------------

   Mark Blackburn                                                                None

   Joe V. Rodriguez, Jr.                                                         None

   James W. Trowbridge                                                           None



----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

             NAME OF PORTFOLIO MANAGER                         DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
--------------------------------------------------------------------------------------------------------------
                                               AIM SHORT TERM BOND FUND
--------------------------------------------------------------------------------------------------------------
   Jan H. Friedli                                                              $10,001 -- $50,000

   Scot W. Johnson                                                               None

--------------------------------------------------------------------------------------------------------------
                                         AIM TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------------------------------------

   Jan H. Friedli                                                         $10,001 -- $50,000

   Scot W. Johnson                                                        $10,001 -- $50,000



DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

         High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC.

Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

o ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups.. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                               As of July 31, 2005

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.


        NAME OF PORTFOLIO MANAGER           NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
                                                                            CATEGORY
----------------------------------------------------------------------------------------------------------------------
                                             AIM GLOBAL REAL ESTATE FUND
----------------------------------------------------------------------------------------------------------------------

   Mark Blackburn                            6 Registered Mutual Funds with $3,285,476,747in total assets under management

                                             7 Unregistered Pooled Investment Vehicles with $560,635,367 in total assets under management

                                             52 Other Accounts with $2,993,486,443in total assets under management


   Joe V. Rodriguez, Jr.                     6 Registered Mutual Funds with $3,285,476,747 in total assets under management

                                             7 Unregistered Pooled Investment Vehicles with $560,635,367 in total assets under management

                                             52 Other Accounts with $2,993,486,443 in total assets under management


   James W. Trowbridge                       6 Registered Mutual Funds with $3,285,476,747 in total assets under management

                                             7 Unregistered Pooled Investment Vehicles with $560,635,367 in total assets under management

                                             52 Other Accounts with $2,993,486,443 in total assets under management

----------------------------------------------------------------------------------------------------------------------
                                                 AIM HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------

   Peter Ehret                               1 Registered Mutual Fund with $75,211,660 in total assets under management

                                             1 Unregistered Pooled Investment Vehicle with $9,705,166 in total assets under management


   Carolyn L. Gibbs                          3 Registered Mutual Funds with $811,911,712 in total assets under management

                                             1 Unregistered Pooled Investment Vehicle with $9,705,166 in total assets under management


   Darren S. Hughes                          1 Unregistered Pooled Investment Vehicle with $9,705,166 in total assets under management

----------------------------------------------------------------------------------------------------------------------
                                                   AIM INCOME FUND
----------------------------------------------------------------------------------------------------------------------

   Jan H. Friedli                            6 Registered Mutual Funds with $2,826,759,161 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management


   Carolyn L. Gibbs                          3 Registered Mutual Funds with $1,218,797,465 in total assets under management

                                             1 Unregistered Pooled Investment Vehicle with $9,705,166 in total assets under management


   Scot W. Johnson                           9 Registered Mutual Funds with $4,727,365,328 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management

----------------------------------------------------------------------------------------------------------------------
                                          AIM INTERMEDIATE GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------

   Clint W. Dudley                           2 Registered Mutual Funds with $1,069,611,012 in total assets under management


   Scot W. Johnson                           9 Registered Mutual Funds with $4,572,922,772 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management

----------------------------------------------------------------------------------------------------------------------
                                         AIM LIMITED MATURITY TREASURY FUND
----------------------------------------------------------------------------------------------------------------------

   Clint W. Dudley                           2 Registered Mutual Funds with $1,607,539,173 in total assets under management


   Scot W. Johnson                           9 Registered Mutual Funds with $5,110,850,933 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management

----------------------------------------------------------------------------------------------------------------------
                                               AIM MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------

   Richard A. Berry                          2 Registered Mutual Funds with $711,408,275 in total assets under management

                                             2 Other Accounts with $7,428,743 in total assets under management


   Stephen D. Turman                         1 Registered Mutual Fund with $382,933,588 in total assets under management

                                                AIM REAL ESTATE FUND
----------------------------------------------------------------------------------------------------------------------
   Mark Blackburn                            6 Registered Mutual Funds with $1,848,008,116 in total assets under management

                                             7 Unregistered Pooled Investment Vehicles with $560,635,367 in total assets under management

                                             52 Other Accounts with $2,993,486,443 in total assets under management


   Joe V. Rodriguez, Jr.                     6 Registered Mutual Funds with $1,848,008,116 in total assets under management

                                             7 Unregistered Pooled Investment Vehicles with $560,635,367 in total assets under management

                                             52 Other Accounts with $2,993,486,443 in total assets under management


   James W. Trowbridge                       6 Registered Mutual Funds with $1,848,008,116 in total assets under management

                                             7 Unregistered Pooled Investment Vehicles with $560,635,367 in total assets under management

                                             52 Other Accounts with $2,993,486,443 in total assets under management

----------------------------------------------------------------------------------------------------------------------
                                              AIM SHORT TERM BOND FUND
----------------------------------------------------------------------------------------------------------------------

   Jan H. Friedli                            6 Registered Mutual Funds with $3,245,901,932 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management


   Scot W. Johnson                           9 Registered Mutual Funds with $5,213,798,687 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management

                                             AIM TOTAL RETURN BOND FUND
----------------------------------------------------------------------------------------------------------------------

    Jan H. Friedli                           6 Registered Mutual Funds with $3,313,192,521 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management


    Scot W. Johnson                          9 Registered Mutual Funds with $5,213,798,687 in total assets under management

                                             2 Unregistered Pooled Investment Vehicles with $620,005,872 in total assets under management





POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

         o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

         o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

         o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES


         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended July 31:


             FUND NAME                     2005                      2004                       2003
                                           ----                      ----                       ----

    AIM Global Real Estate       $           12,877                   N/A                       N/A
    Fund(1)


    AIM High Yield Fund                     316,855            $       345,709            $      245,247


    AIM Income Fund                         207,412                    227,922                   152,317

    AIM Intermediate                        259,736                    301,305                   348,927
    Government Fund

    AIM Limited Maturity                    104,919                    143,523                   174,870
    Treasury Fund


    AIM Money Market Fund                   350,405                    398,878                   406,127


    AIM Municipal Bond Fund                 149,227                    150,228                   123,845

    AIM Real Estate Fund                    306,210                    164,380                    79,487


    AIM Short Term Bond Fund                100,061                     87,141                    45,890


    AIM Total Return Bond Fund               50,000                     50,000                    50,000



(1)   Commenced operations on April 29, 2005.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS


Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended July 31 were as follows:



FUND                                                                2005                2004               2003
----                                                                ----                ----               ----

AIM Global Real Estate Fund(2)                                      $25,786             N/A                 N/A
AIM High Yield Fund(3)                                                8,499             $132,149         $   38,526
AIM Income Fund(4)                                                   195                   4,728              7,300
AIM Intermediate Government Fund                                     -0-                -0-                 -0-
AIM Limited Maturity Treasury Fund                                   -0-                -0-                 -0-
AIM Money Market Fund                                                -0-                -0-                 -0-
AIM Municipal Bond Fund                                              -0-                -0-                 -0-
AIM Real Estate Fund(5)                                           1,714,882               19,550          1,059,539
AIM Short Term Bond Fund                                             -0-                -0-                 -0-
AIM Total Return Bond Fund                                           -0-                -0-                 -0-


1 Disclosure regarding brokerage commissions paid on agency trades and designated as such on the trade confirm.

2        Commenced operations on April 29, 2005.


3 The decrease in brokerage commissions paid by AIM High Yield Fund for the fiscal year ended July 31, 2005, as compared to the two prior fiscal years ended July 31, 2004 and July 31, 2003, was due to a decrease in equity trading activity.



4 The decrease in brokerage commissions paid by AIM Income Fund for the fiscal year ended July 31, 2005, as compared to the two prior fiscal years ended July 31, 2004 and July 31, 2003, was due to reduced activity in equity trades.



5 The increase in brokerage commissions paid by AIM Real Estate Fund for the fiscal year ended July 31, 2005, as compared to the two prior fiscal years ended July 31, 2004 and July 31, 2003 was due to increased asset levels. The investment of additional cash generated more commissions.

                                   APPENDIX K

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended July 31, 2005, none of the Funds, except AIM Real Estate Fund and AIM High Yield Fund paid directed brokerage commissions. AIM Real Estate Fund and AIM High Yield Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:



                                                                                                 Related(1)
              Fund                                   Transactions                          Brokerage Commissions
              ----                                   ------------                          ---------------------
AIM Real Estate Fund                                 $823,620,954                                $1,208,549
AIM High Yield Fund                                     1,753,992                                     3,260



(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with certain brokers that provide execution, research and other services.



During the last fiscal year ended July 31, 2005, none of AIM Global Real Estate Fund, AIM High Yield Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Municipal Bond Fund or AIM Real Estate Fund purchased securities of their "regular" brokers or dealers.



         During the last fiscal year ended July 31, 2005, the following Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:




              Fund                                   Security                                  Market Value
              ----                                   --------                                  ------------
                                                                                          (as of July 31, 2005)

AIM Income Fund
         Goldman Sachs Capital I                   Guaranteed Subordinate Trust Preferred      $     3,418,400
                                                   Bonds
AIM Money Market Fund
         Goldman Sachs Group, Inc. (The)           Promissory Notes                            $    50,000,000
         Merrill Lynch Mortgage Capital, Inc.      Master Note Agreements                           60,000,000

AIM Short Term Bond Fund
         Lehman Brothers Inc.                      Senior Unsecured Subordinated Notes         $       718,851
         Merrill Lynch & Co., Inc.                 Series B, Medium Term Notes                         693,988


AIM Total Return Bond Fund
         Goldman Sachs Capital I                   Guaranteed Subordinated Trust Preferred     $       373,888
                                                   Bonds
         Lehman Brothers Inc.                      Senior Unsecured Subordinated Notes                 154,040
         Merrill Lynch & Co., Inc.                 Series C, Senior Floating Rate                       49,961
Medium Term Notes

                                   APPENDIX L


     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended July 31, 2005 were as follows:


                                                                                                      INVESTOR
                                     CLASS A(1)    CLASS A3     CLASS B      CLASS C      CLASS R      CLASS
FUND                                   SHARES       SHARES       SHARES       SHARES       SHARES      SHARES
----                                 ----------   ----------   ----------   ----------   ----------   --------
AIM Global Real Estate Fund(2)       $    7,753          N/A   $    7,777   $    6,040   $      829        N/A
AIM High Yield Fund                   1,349,176          N/A    3,597,514      692,896          N/A    448,888
AIM Income Fund                         922,383          N/A    1,765,662      347,654        9,621    364,083
AIM Intermediate Government Fund      1,198,393          N/A    3,216,229      679,112       23,380    159,963
AIM Limited Maturity Treasury Fund      445,984   $  163,455          N/A          N/A          N/A        N/A
AIM Money Market Fund                 1,622,489          N/A    2,315,511      490,251       90,650        N/A
AIM Municipal Bond Fund                 680,963          N/A      626,845      201,916          N/A    239,710
AIM Real Estate Fund                  2,158,649          N/A    2,224,300    1,670,372       11,249     80,902
AIM Short Term Bond Fund                 42,728          N/A          N/A    1,597,670          628        N/A
AIM Total Return Bond Fund               98,402          N/A      445,914       82,702        1,225        N/A


(1)      For AIM Cash Reserve Shares of AIM Money Market Fund.

(2)      Commenced operations on April 29, 2005.

                                   APPENDIX M


          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A Shares (for AIM Money Market Fund, AIM Cash Reserve Shares) of the Funds during the fiscal year ended July 31, 2005 follows:


                                                   PRINTING &                UNDERWRITERS      DEALERS
                                     ADVERTISING     MAILING     SEMINARS    COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                     -----------   ----------    --------    ------------   ------------   ---------   ------

AIM Global Real Estate Fund(1)       $       202   $       15    $      67   $          0   $      6,884   $     568   $   17
AIM High Yield Fund                            0            0            0              0      1,349,176           0        0
AIM Income Fund                                0            0            0              0        922,383           0        0
AIM Intermediate Government Fund               0            0            0              0      1,198,392           0        0
AIM Limited Maturity Treasury Fund             0            0            0              0        445,984           0        0
AIM Money Market Fund                          0            0            0              0      1,622,489           0        0
AIM Municipal Bond Fund                        0            0            0              0        680,963           0        0
AIM Real Estate Fund                      71,246        5,695       16,740              0      1,807,420     247,411   10,136
AIM Short-Term Bond Fund                       0            0            0              0         42,728           0        0
AIM Total Return Bond Fund                     0            0            0              0         98,402           0        0


         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the fiscal year ended July 31, 2005 follows:


                                                   PRINTING &                UNDERWRITERS     DEALERS
                                     ADVERTISING    MAILING      SEMINARS    COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                     -----------   ----------    --------    ------------   ------------   ---------   ------
AIM Global Real Estate Fund(1)       $       388   $        0    $      0    $      5,833   $        389   $   1,167   $     0
AIM High Yield Fund                        4,186          328       1,042       2,698,136        878,022      15,279       521
AIM Income Fund                            2,371          196         494       1,324,246        429,271       8,788       296
AIM Intermediate Government Fund           3,953          331         962       2,415,172        784,295      13,991       525
AIM Money Market Fund                        413           34         100       2,082,354        231,114       1,441        55
AIM Municipal Bond Fund                      675           49         271         470,134        152,824       2,802        90
AIM Real Estate Fund                       14959        1,258       3,355       1,668,225        483,100      51,446     1,957
AIM Total Return Bond Fund                 1,075           33         555         334,436        104,824       4,806       185


         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended July 31, 2005 follows:


                                                   PRINTING &                UNDERWRITERS      DEALERS
                                     ADVERTISING     MAILING     SEMINARS    COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                     -----------   ----------    --------    ------------   ------------   ---------   ------
AIM Global Real Estate Fund(1)       $       167   $        0    $    168    $      4,530   $        336   $     839   $    0
AIM High Yield Fund                        3,550          328         684          56,792        620,594      10,720      228
AIM Income Fund                            1,210           37         623          28,673        311,501       5,402      208
AIM Intermediate Government Fund           2,308          214         445          37,391        631,632       6,974      148
AIM Money Market Fund                      5,784          413       1,377          35,708        424,934      21,374      689
AIM Municipal Bond Fund                      713            0         178          15,500        182,318       3,207        0
AIM Real Estate Fund                      28,815        2,319       6,442         529,292        999,005     100,562    3,937
AIM Short Term Bond Fund                  19,166        1,612       3,403         160,793      1,343,496      67,171    2,329
AIM Total Return Bond Fund                   434            0           0          14,295         64,941       3,032        0

         An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended July 31, 2005 follows:




                                                   PRINTING &                UNDERWRITERS     DEALERS
                                     ADVERTISING    MAILING      SEMINARS    COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                     -----------   ----------    --------    ------------   ------------   ---------   ------
AIM Global Real Estate Fund(1)       $        80   $        5    $     29    $        415   $         86   $     200   $   14
AIM Income Fund                              379           35         154           2,864          4,486       1,689       14
AIM Intermediate Government Fund             702           60         210           4,743         14,839       2,767       59
AIM Money Market Fund                      5,643          486       1,565          37,704         22,710      22,010      532
AIM Real Estate Fund                         906           66         263           5,397          1,597       2,862      158
AIM Short Term Bond Fund                      24            2          10             181            303         109        0
AIM Total Return Bond Fund                    86            7          14             503            312         294        9


(1)      Commenced operations on April 29, 2005.


         An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds for the fiscal year ended July 31, 2005 follows:



                                                   PRINTING &                UNDERWRITERS     DEALERS
                                     ADVERTISING    MAILING      SEMINARS    COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                     -----------   ----------    --------    ------------   ------------   ---------   ------
AIM High Yield Fund                  $         0   $        0    $      0    $          0   $    448,888   $       0   $     0
AIM Income Fund                                0            0           0               0        364,083           0         0
AIM Intermediate Government Fund               0            0           0               0        159,963           0         0
AIM Money Market Fund                          0            0           0               0              0           0         0
AIM Municipal Bond Fund                        0            0           0               0        239,710           0         0
AIM Real Estate Fund                           0            0           0               0         80,902           0         0



         An estimate by category of the allocation of actual fees paid by Class A3 shares of AIM Limited Maturity Treasury Fund during the year ended July 31, 2005 as follows:



                                                   PRINTING &                UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS    COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                     -----------   ----------    --------    ------------   ------------   ---------   ------
AIM Limited Maturity Treasury Fund   $     6,907   $      601    $  2,086    $          0   $    128,418   $  25,026   $  417

                                   APPENDIX N


                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares (for AIM Money Market Fund, AIM Cash Reserve Shares) of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended July 31:


                                                2005                     2004                    2003
                                                ----                     ----                    ----
                                        SALES       AMOUNT        SALES       AMOUNT       SALES       AMOUNT
                                       CHARGES     RETAINED      CHARGES     RETAINED     CHARGES      RETAINED
                                     ----------   ----------   ----------   ----------   ----------   ----------
AIM Global Real Estate Fund(1)       $  141,777   $   21,522          N/A          N/A          N/A          N/A
AIM High Yield Fund                     418,863       81,137   $  720,027   $  138,959   $  756,717   $  129,415
AIM Income Fund                         396,083       78,768      553,819      110,555      420,419       75,260
AIM Intermediate Government Fund        434,626       79,869      802,576      151,406    2,025,052      362,569
AIM Limited Maturity Treasury Fund       25,999        6,645       56,752       15,176      320,512       93,147
AIM Money Market Fund                        68          N/A          N/A          N/A          N/A          N/A
AIM Municipal Bond Fund                 172,830       32,582      223,518       45,714      344,744       60,271
AIM Real Estate Fund                  2,705,595      485,763    2,083,610      370,490      953,351      162,429
AIM Short Term Bond Fund(2)              79,662       17,108       16,570        3,646          N/A          N/A
AIM Total Return Bond Fund              183,012       34,748      280,240       52,886      307,195       56,983


(1)      Commenced operations on April 29, 2005.

(2)      Commenced operations on April 30, 2004.

         The following chart reflects the contingent deferred sales charges paid by Class A (for AIM Money Market Fund, AIM Cash Reserve Shares), Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended July 31:


                                          2005        2004        2003
                                          ----        ----        ----
AIM Global Real Estate Fund(1)               50          N/A          N/A
AIM High Yield Fund                      78,726   $  570,508   $   45,207
AIM Income Fund                          55,505       35,270       20,109
AIM Intermediate Government Fund        101,177      304,935      466,622
AIM Limited Maturity Treasury Fund         ____          748       26,131
AIM Money Market Fund                   277,524      893,244    2,634,165
AIM Municipal Bond Fund                  16,515       37,766       90,868
AIM Real Estate Fund                    202,237      141,054       28,827
AIM Short Term Bond Fund(2)               3,841        4,233        5,546
AIM Total Return Bond Fund               17,075        5,019        2,679


(1)      Commenced operations on April 29, 2005.

                                   APPENDIX O


                                PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                 SINCE         INCEPTION
CLASS A SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION         DATE
--------------                           ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)              N/A          N/A           N/A          3.23%(1)   04/29/05
AIM High Yield Fund                        6.35%        0.01%         1.99%          N/A       07/11/78
AIM Income Fund                            1.17         3.78          4.75           N/A       05/03/68
AIM Intermediate Government Fund          -2.23         4.22          4.84           N/A       04/28/87
AIM Limited Maturity Treasury Fund        -0.29         3.35          4.25           N/A       12/15/87
AIM Municipal Bond Fund                    1.48         4.62          4.53           N/A       03/28/77
AIM Real Estate Fund                      35.11        20.25           N/A         12.97       12/31/96
AIM Short Term Bond Fund(2)               -0.54          N/A           N/A          1.59       08/30/02(2)
AIM Total Return Bond Fund                -0.38          N/A           N/A          4.14       12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative.



(2) The return shown for the one year period is the historical performance of the Fund's Class A shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Class A shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Class A shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to the Class C shares. The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.



         The average annual total return for AIM Cash Reserve Shares of AIM Money Market Fund for the one year period ended July 31, 2005, was 1.51 %; for the five year period ended July 31, 2005, was 1.77%; and for the ten year period ended July 31, 2005 was 3.18 %.


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                 SINCE         INCEPTION
CLASS B SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION         DATE
--------------                           ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)              N/A          N/A           N/A          4.06%(1)   04/29/05
AIM High Yield Fund                        5.94%        0.02%         1.87%          N/A       09/01/93
AIM Income Fund                            0.34         3.69          4.62           N/A       09/07/93
AIM Intermediate Government Fund          -3.01         4.15          4.73           N/A       09/07/93
AIM Money Market Fund                     -4.09         0.74          2.57           N/A       10/16/93
AIM Municipal Bond Fund                    0.76         4.52          4.47           N/A       09/01/93
AIM Real Estate Fund                      35.91        20.44           N/A         12.76       03/03/98
AIM Total Return Bond Fund                -1.20          N/A           N/A          4.03       12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                 SINCE         INCEPTION
CLASS C SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION         DATE
--------------                           ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)              N/A          N/A           N/A          8.16%(1)    04/29/05
AIM High Yield Fund                        9.73%        0.27%          N/A         -0.84        08/04/97
AIM Income Fund                            4.34         3.98           N/A          2.87        08/04/97
AIM Intermediate Government Fund           0.92         4.45           N/A          4.21        08/04/97
AIM Money Market Fund                      0.14         1.23           N/A          2.19        08/04/97
AIM Municipal Bond Fund                    4.90         4.87           N/A          3.95        08/04/97
AIM Real Estate Fund                      39.90        20.62         15.06           N/A        05/01/95
AIM Short Term Bond Fund                   1.79          N/A           N/A          2.34        08/30/02
AIM Total Return Bond Fund                 2.80          N/A           N/A          4.78        12/31/01



(1)        Commenced operations on April 29, 2005. Returns are cumulative.


         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                 SINCE         INCEPTION
CLASS R SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION         DATE(4)
--------------                           ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)              N/A          N/A           N/A          9.24%(1)   04/29/05
AIM Income Fund2                           5.99%        4.51%         4.98%          N/A       05/03/68(2)
AIM Intermediate Government Fund(2)        2.51         5.01          5.11           N/A       04/28/87(2)
AIM Money Market Fund(3)                   1.26         1.51          2.92           N/A       10/16/93(3)
AIM Real Estate Fund(4)                   41.63        21.25           N/A         13.45       12/31/96(4)
AIM Short Term Bond Fund(5)                1.89          N/A           N/A          2.41       08/30/02(5)
AIM Total Return Bond Fund(4)              4.21          N/A           N/A          5.32       12/31/01(4)



(1)      Commenced operations on April 29, 2005. Returns are cumulative.



(2) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Class R Shares ) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.



(3) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's AIM Cash Reserve Shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's AIM Cash Reserve Shares. The inception date of the Fund's Class R shares is June 3, 2002.



(4) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is April 30, 2004.



(5) The return shown for the one year period is the historical performance of the Fund's Class R shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the

         Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class C shares. The inception date of the Fund's Class R shares is April 30, 2004.


         The average annual total returns for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year period ended July 31 are as follows:


                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                 SINCE         INCEPTION
CLASS A3 SHARES:                         1 YEAR      5 YEARS      10 YEARS     INCEPTION         DATE
---------------                          ------      -------      --------     ---------       ---------
AIM Limited Maturity Treasury Fund(1)     0.39%         3.34%         4.14%          N/A       12/15/87(1)



(1) The return shown for the one year period is the historical performance of the Fund's Class A3 shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class A3 shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to the inception of the Class A3 shares ) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


         The average annual total returns for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
INVESTOR CLASS SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION         DATE
----------------------                          ------      -------      --------     ---------       ---------
AIM High Yield Fund(1)                           11.80%        1.04%         2.51%          N/A       07/11/78(1)
AIM Income Fund(1)                                6.26         4.83          5.27           N/A       05/03/68(1)
AIM Intermediate Government Fund(1)               2.69         5.26          5.36           N/A       04/28/87(1)
AIM Money Market Fund(2)                          1.76         1.86          3.22           N/A       10/16/93(2)
AIM Municipal Bond Fund(1)                        6.70         5.71          5.08           N/A       03/28/77(1)
AIM Real Estate Fund(1)                          41.98        21.46           N/A         13.64%      12/31/96(1)



(1) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares(for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown is that of the Fund's Class A shares. The inception date of the Fund's Investor Class shares is September 30, 2003.



(2) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's AIM Cash Reserve Shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to AIM Cash Reserve Shares. The inception date shown in the table is that of the Fund's AIM Cash Reserve Shares. The inception date of the Fund's Investor Class shares is September 30, 2003.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales load) for each Fund with respect to its Class A shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:


                                                                  PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                       SINCE          INCEPTION
CLASS A SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          3.23%       04/29/05
AIM High Yield Fund                               6.35%        0.07%        21.75%          N/A        07/11/78
AIM Income Fund                                   1.17        20.38         59.00           N/A        05/03/68
AIM Intermediate Government Fund                 -2.23        22.97         60.48           N/A        04/28/87
AIM Limited Maturity Treasury Fund               -0.29        17.93         51.61           N/A        12/15/87
AIM Municipal Bond Fund                           1.48        25.35         55.73           N/A        03/28/77
AIM Real Estate Fund                             35.11       151.44           N/A        184.81        12/31/96
AIM Short Term Bond Fund(2)                      -0.54          N/A           N/A          4.72        08/30/02(2)
AIM Total Return Bond Fund                       -0.38          N/A           N/A         15.62        12/31/01


(1)      Commended operations on April 29, 2005.


(2) The return shown for the one year period is the historical performance of the Fund's Class A shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Class A shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Class A shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to the Class C shares. The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.



         The cumulative total returns for AIM Cash Reserves Shares of AIM Money Market Fund for the one-year period ended July 31, 2005 was 1.51 %; for the five-year period ended July 31, 2005 was 9.16%;and ten year ended July 31, 2005 was 36.69 %.


         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each of the named Funds' Class B shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS B SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund1                       N/A          N/A           N/A          4.06%       04/29/05
AIM High Yield Fund                               5.94%        0.10%        20.36%          N/A        09/01/93
AIM Income Fund                                   0.34        19.84         57.05           N/A        09/07/93
AIM Intermediate Government Fund                 -3.01        22.52         58.77           N/A        09/07/93
AIM Money Market Fund                            -4.09         3.76         28.91           N/A        10/16/93
AIM Municipal Bond Fund                           0.76        24.76         54.90           N/A        09/01/93
AIM Real Estate Fund                             35.91       153.38           N/A        143.56        03/03/98
AIM Total Return Bond Fund                       -1.20          N/A           N/A         15.21        12/31/01


(1)      Commenced operations on April 29, 2005.

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each of the named Funds' Class C shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS C SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          8.16%       04/29/05
AIM High Yield Fund                               9.73%        1.36%          N/A         -6.50        08/04/97
AIM Income Fund                                   4.34        21.55           N/A         25.32        08/04/97
AIM Intermediate Government Fund                  0.92        24.34           N/A         39.02        08/04/97
AIM Money Market Fund                             0.14         6.30           N/A         18.93        08/04/97
AIM Municipal Bond Fund                           4.90        26.82           N/A         36.23        08/04/97
AIM Real Estate Fund                             39.90       155.32        306.70%          N/A        05/01/95
AIM Short Term Bond Fund                          1.79          N/A           N/A          6.97        08/30/02
AIM Total Return Bond Fund                        2.80          N/A           N/A         18.22        12/31/01



(1)      Commenced operations on April 29, 2005.


         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:



                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS R SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          9.24%       04/29/05
AIM Income Fund2                                  5.99%       24.66%        62.56%          N/A        05/03/68(2)
AIM Intermediate Government Fund(2)               2.51        27.70         64.56           N/A        04/28/87(2)
AIM Money Market Fund(3)                          1.26         7.79         33.31           N/A        10/16/93(3)
AIM Real Estate Fund(4)                          41.63       162.11           N/A        195.31        12/31/96(4)
AIM Short Term Bond Fund(5)                       1.89          N/A           N/A          7.21        08/30/02(5)
AIM Total Return Bond Fund(4)                     4.21          N/A           N/A         20.38        12/31/01(4)


(1)      Commenced operations on April 29, 2005.


(2) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.



(3) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's AIM Cash Reserve Shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's AIM Cash Reserve Shares. The inception date of the Fund's Class R shares is June 3, 2002.



(4) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is April 30, 2004.



(5) The return shown for the one year period is the historical performance of the Fund's Class R shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the

         Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class C shares. The inception date of the Fund's Class R shares is April 30, 2004.


         The cumulative annual total returns for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS A3 SHARES:                                1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Limited Maturity Treasury Fund(1)             0.39%       17.84%        49.98%          N/A         12/15/87(1)



(1) The return shown for the one year period is the historical performance of the Fund's Class A3 shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class A3 shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to the inception of Class A3 shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.


         The cumulative annual total returns for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
INVESTOR CLASS SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
---------------------                           ------      -------      --------     ---------       ---------
AIM High Yield Fund(1)                           11.80%        5.32%        28.10%          N/A        07/11/78(1)
AIM Income Fund(1)                                6.26        26.62         67.20           N/A        05/03/68(1)
AIM Intermediate Government Fund(1)               2.69        29.22         68.61           N/A        04/28/87(1)
AIM Money Market Fund(2)                          1.76         9.66         37.32           N/A        10/16/93(2)
AIM Municipal Bond Fund(1)                        6.70        32.00         64.06           N/A        03/28/77(1)
AIM Real Estate Fund(1)                          41.98       164.38           N/A        199.46%       12/31/96(1)



(1) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown is that of the Fund's Class A. The Inception date of the Funds' Investor Class shares is September 30, 2003.



(2) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's AIM Cash Reserve Shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to AIM Cash Reserve Shares. The inception date shown in the table is that of the Fund's AIM Cash Reserve Shares. The inception date of the Fund's Investor Class shares is September 30, 2003.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION)

         The average annual total returns (after taxes on distributions and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS A SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          3.15%(1)    04/29/05
AIM High Yield Fund                               3.93%       -3.54%        -1.77%          N/A        07/11/78
AIM Income Fund                                  -1.07         1.35          2.10           N/A        05/03/68
AIM Intermediate Government Fund                 -3.80         2.32          2.55           N/A        04/28/87
AIM Limited Maturity Treasury Fund               -1.04         2.11          2.57           N/A        12/15/87
AIM Municipal Bond Fund                           1.48         4.62          4.52           N/A        03/28/77
AIM Real Estate Fund                             33.73        18.87           N/A         11.24        12/31/96
AIM Short Term Bond Fund(2)                      -1.55          N/A           N/A          0.62        08/30/02(2)
AIM Total Return Bond Fund                       -1.82          N/A           N/A          2.61        12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative



(2) The return shown for the one year period is the historical performance of the Fund's Class A shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Class A shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Class A shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to the Class C shares. The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS B SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          4.01%(1)     04/29/05
AIM High Yield Fund                               3.69%       -3.30%        -1.64%          N/A         09/01/93
AIM Income Fund                                  -1.71         1.52          2.23           N/A         09/07/93
AIM Intermediate Government Fund                 -4.38         2.50          2.70           N/A         09/07/93
AIM Municipal Bond Fund                           0.76         4.52          4.47           N/A         09/01/93
AIM Real Estate Fund                             34.79        19.34           N/A         11.45         03/03/98
AIM Total Return Bond Fund                       -2.43          N/A           N/A          2.75         12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS C SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          8.11%(1)    04/29/05
AIM High Yield Fund                               7.48%       -3.03%          N/A         -4.22        08/04/97
AIM Income Fund                                   2.28         1.83           N/A          0.64        08/04/97
AIM Intermediate Government Fund                 -0.46         2.82           N/A          2.32        08/04/97
AIM Municipal Bond Fund                           4.90         4.87           N/A          3.94        08/04/97
AIM Real Estate Fund                             38.77        19.53         13.59%         N/A         05/01/95
AIM Short Term Bond Fund                          0.87          N/A           N/A          1.41        08/30/02
AIM Total Return Bond Fund                        1.57          N/A           N/A          3.53        12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative.


         The average annual total returns (after taxes on distributions) for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS A3 SHARES:                                1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
---------------                                 ------      -------      --------     ---------       ---------
AIM Limited Maturity Treasury Fund(1)            -0.30%        2.13%         2.48%           N/A        12/15/87(1)



(1) The return shown for the one year period is the historical performance of the Fund's Class A3 shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class A3 shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to the inception of the Class A3 shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
INVESTOR CLASS SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
---------------------                           ------      -------      --------     ---------       ---------
AIM High Yield Fund(1)                            9.24%       -2.55%        -1.27%          N/A        07/11/78(1)
AIM Income Fund(1)                                3.92         2.39          2.61           N/A        05/03/68(1)
AIM Intermediate Government Fund(1)               1.03         3.33          3.06           N/A        04/28/87(1)
AIM Municipal Bond Fund(1)                        6.69         5.71          5.07           N/A        03/28/77(1)
AIM Real Estate Fund(1)                          40.48        20.05           N/A         11.88%       12/31/96(1)



(1) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown is that of the Fund's Class A shares The inception date of the Fund's Investor Class shares is September 30, 2003.


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS A SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          2.10%(1)    04/29/05
AIM High Yield Fund                               4.07%       -2.24%        -0.60%          N/A        07/11/78
AIM Income Fund                                   0.73         1.72          2.39           N/A        05/03/68
AIM Intermediate Government Fund                 -1.45         2.45          2.69           N/A        04/28/87
AIM Limited Maturity Treasury Fund               -0.19         2.11          2.57           N/A        12/15/87
AIM Municipal Bond Fund                           2.52         4.63          4.57           N/A        03/28/77
AIM Real Estate Fund                             23.18        16.96           N/A         10.25        12/31/96
AIM Short Term Bond Fund(2)                      -0.36          N/A           N/A          0.79        08/30/02(2)
AIM Total Return Bond Fund                       -0.22          N/A           N/A          2.62        12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative.



(2) The return shown for the one year period is the historical performance of the Fund's Class A shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Class A shares since their inception and the restated performance of the Fund's Class C shares (for the periods prior to the inception of the Class A shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to the Class C shares. The inception date shown in the table is that of AIM Short Term Bond Fund's Class C shares. The inception date of AIM Short Term Bond Fund's Class A shares is April 30, 2004.

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS B SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          2.64%(1)    04/29/05
AIM High Yield Fund                               3.81%       -2.08%        -0.54%          N/A        09/01/93
AIM Income Fund                                   0.20         1.81          2.46           N/A        09/07/93
AIM Intermediate Government Fund                 -1.96         2.55          2.77           N/A        09/07/93
AIM Municipal Bond Fund                           1.86         4.46          4.45           N/A        09/01/93
AIM Real Estate Fund                             23.75        17.35           N/A         10.34        03/03/98
AIM Total Return Bond Fund                       -0.75          N/A           N/A          2.69        12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative.


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS C SHARES:                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
--------------                                  ------      -------      --------     ---------       ---------
AIM Global Real Estate Fund(1)                     N/A          N/A           N/A          5.30%(1)    04/29/05
AIM High Yield Fund                               6.27%       -1.85%          N/A         -2.72        08/04/97
AIM Income Fund                                   2.80         2.08           N/A          1.06        08/04/97
AIM Intermediate Government Fund                  0.59         2.82           N/A          2.42        08/04/97
AIM Municipal Bond Fund                           4.55         4.75           N/A          3.96        08/04/97
AIM Real Estate Fund                             26.34        17.52         12.49%          N/A        05/01/95
AIM Short Term Bond Fund                          1.16          N/A           N/A          1.45        08/30/02
AIM Total Return Bond Fund                        1.85          N/A           N/A          3.35        12/31/01



(1)      Commenced operations on April 29, 2005. Returns are cumulative.


         The average annual total returns (after taxes on distributions and redemption) for AIM Limited Maturity Treasury Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
CLASS A3 SHARES:                                1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
---------------                                 ------      -------      --------     ---------       ---------
AIM Limited Maturity Treasury Fund(1)             0.25%        2.12%         2.49%          N/A        12/15/87(1)



(1) The return shown for the one year period is the historical performance of the Fund's Class A3 shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Class A3 shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to the inception of the Class A3 shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A3 shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                                 PERIOD ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                        SINCE         INCEPTION
INVESTOR CLASS SHARES:                          1 YEAR      5 YEARS      10 YEARS     INCEPTION          DATE
---------------------                           ------      -------      --------     ---------       ---------
AIM High Yield Fund(1)                            7.60        -1.40         -0.18           N/A        07/11/78(1)
AIM Income Fund(1)                                4.04         2.62          2.84           N/A        05/03/68(1)
AIM Intermediate Government Fund(1)               1.74         3.33          3.13           N/A        04/28/87(1)
AIM Municipal Bond Fund(1)                        6.04         5.60          5.06           N/A        03/28/77(1)
AIM Real Estate Fund(1)                          27.66        18.05           N/A         10.85        12/31/96(1)



(1) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown is that of the Fund's Class A. The inception date of the Fund's Investor Class shares is September 30, 2003.



YIELDS

         The 30-day SEC yields for each of the named Funds are as follows:


                                                                 30 DAYS ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                            CLASS      CLASS      CLASS     CLASS     INVESTOR
                                             A(1)        B          C         R         CLASS
                                            -----      -----      -----     -----     --------
AIM Global Real Estate Fund(2)               1.19%      0.53%      0.53%     1.02%       N/A
AIM High Yield Fund                          5.87       5.38       5.38       N/A        6.18%
AIM Income Fund                              4.20       3.66       3.66      4.17        4.41
AIM Intermediate Government Fund             3.62       3.04       3.04      3.55        3.84
AIM Limited Maturity Treasury Fund           2.93        N/A        N/A       N/A        N/A
AIM Municipal Bond Fund                      3.06       2.46       2.46       N/A        3.34
AIM Real Estate Fund                         1.38       0.72       0.72      1.22        1.45
AIM Short Term Bond Fund                     3.98        N/A       3.78      3.82        N/A
AIM Total Return Bond Fund                   3.66       3.11       3.11      3.62        N/A


(1)      For Class A3 shares of AIM Limited Maturity Treasury Fund.


(2)      Commenced operations on April 29, 2005.


         The tax equivalent yield, assuming a tax rate of 35% for Class A shares, Class B shares, Class C shares and Investor Class shares of AIM Municipal Bond Fund are as follows:


                                                             TAX-EQUIVALENT YIELD
                                                                 JULY 31, 2005
                                                             --------------------
                                                                                  INVESTOR
                                                 CLASS A    CLASS B    CLASS C      CLASS
                                                 -------    -------    -------    --------
AIM Municipal Bond Fund                             4.71%      3.78%     3.78%        5.14%

The 7-day annualized yield for AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares and Investor Class shares of AIM Money Market Fund are as follows:



                                                                 7 DAYS ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                               INVESTOR
                                        CASH RESERVE      CLASS B     CLASS C     CLASS R        CLASS
                                        ------------      -------     -------     -------      --------
AIM Money Market Fund                           2.36%        1.61%       1.69%       2.11%         2.61%



         7 days ended July 31, 2005


DISTRIBUTION RATES

         The distribution rates at offering price for each of the named Funds are as follows:



                                                                 30 DAYS ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                                INVESTOR
30-DAY:                                     CLASS A(1)     CLASS B      CLASS C      CLASS R      CLASS
------                                      ----------     -------      -------      -------    --------
AIM Global Real Estate Fund(2)                    0.81%       0.46%        0.45%        0.76%        N/A
AIM High Yield Fund                               6.84        6.42         6.45          N/A        7.18%
AIM Income Fund                                   6.17        5.72         5.74         6.21        6.47
AIM Intermediate Government Fund                  4.75        4.23         4.24         4.74        5.03
AIM Limited Maturity Treasury Fund                 N/A         N/A          N/A          N/A         N/A
AIM Municipal Bond Fund                           4.34        3.82         3.82          N/A        4.70
AIM Short Term Bond Fund                          3.22         N/A         2.95         3.04         N/A
AIM Total Return Bond Fund                        3.33        2.74         2.74         3.25         N/A



         30 days ended July 31, 2005


(1)      For Class A3 shares of AIM Limited Maturity Treasury Fund.


(2)      Commenced operations on April 29, 2005.



                                                                 90 DAYS ENDED
                                                                 JULY 31, 2005
                                                                 -------------
                                                                                                INVESTOR
90-DAY:                                     CLASS A        CLASS B      CLASS C      CLASS R     CLASS
------                                      -------        -------      -------      -------    --------
AIM Real Estate Fund                           1.73%          1.24%        1.24%        1.69%       1.92%



                  90 days ended July 31, 2005

                                                                 12 MONTHS ENDED
                                                                  JULY 31, 2005
                                                                 ---------------
                                                                                                INVESTOR
12-MONTH:                                   CLASS A(1)     CLASS B      CLASS C      CLASS R      CLASS
--------                                    ----------     -------      -------      -------    --------
AIM Global Real Estate Fund(2)                     N/A         N/A          N/A          N/A         N/A
AIM High Yield Fund                               6.24%       5.80%        5.83%         N/A        6.55%
AIM Income Fund                                   6.16        5.72         5.73         6.20%       6.46
AIM Intermediate Government Fund                  4.49        3.95         3.96         4.45        4.75
AIM Limited Maturity Treasury Fund                1.85         N/A          N/A          N/A         N/A
AIM Municipal Bond Fund                           4.28        3.76         3.76          N/A        4.64
AIM Short Term Bond Fund                          2.87         N/A         2.59         2.69         N/A
AIM Total Return Bond Fund                        2.98        2.38         2.38         2.88         N/A



         12 months ended July 31, 2005.


(1)     For Class A3 shares of AIM Limited Maturity Treasury Fund.

(2)     Commenced operations on April 29, 2005.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING



         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of September 20, 2005 (with the exception of the Sayegh lawsuit discussed below).


         RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

         This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

         GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

         AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

         STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

         INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
         Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.


         Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.


         RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
         V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

         BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES
         Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
         (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

         CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

         36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.


         On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
         Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING




         The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of September 20, 2005.



         T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
         T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. On September 20, 2005, the Court consolidated the nine cases on this subject matter, including the case against AIM.


         JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES



         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of September 20, 2005.


         All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed.

         RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX P-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES




         The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of September 20, 2005.


         By order of the United States District Court for the Southern District of Texas, Houston Division, the Lieber lawsuit discussed below has been consolidated for pre-trial purposes into the Zucker lawsuit discussed below and administratively closed.

         LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

         STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

         HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of:
         Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a) (2) and 17(a) (3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX P-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS




         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of September 20, 2005.



         By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG.


         JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT
         H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND,

         INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
         H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY
         W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE

         FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM

         INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE

         INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX P-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS



         The following civil lawsuits, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was dismissed by the Court on August 12, 2005.

         AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D., MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Section 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and cost and counsel fees.

                              FINANCIAL STATEMENTS


                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Global Real Estate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period April 29, 2005 (date operations commenced) through July 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN REAL ESTATE INVESTMENT TRUSTS, COMMON
  STOCKS & OTHER EQUITY INTERESTS-43.88%

AUSTRALIA-6.82%

CFS Gandel Retail Trust (Retail)(a)               250,900   $   325,921
-----------------------------------------------------------------------
Macquarie Goodman Group (Industrials)(a)           79,100       242,823
-----------------------------------------------------------------------
Multiplex Group (Office)(a)                        34,600        79,168
-----------------------------------------------------------------------
Stockland (Diversified)(a)                         96,400       416,385
-----------------------------------------------------------------------
Westfield Group (Retail)(a)                        99,800     1,355,933
=======================================================================
                                                              2,420,230
=======================================================================

BERMUDA-2.12%

Hongkong Land Holdings Ltd. (Office)(a)           232,000       754,890
=======================================================================

CANADA-3.47%

Boardwalk Real Estate Investment Trust
  (Residential)                                     9,100       148,656
-----------------------------------------------------------------------
Brookfield Properties Corp. (Office)                9,700       280,391
-----------------------------------------------------------------------
Calloway Real Estate Investment Trust
  (Diversified)                                     5,200       100,789
-----------------------------------------------------------------------
Cominar Real Estate Investment Trust
  (Diversified)                                     9,500       148,828
-----------------------------------------------------------------------
O&Y Real Estate Investment Trust (Office)           2,200        26,774
-----------------------------------------------------------------------
RioCan Real Estate Investment Trust (Retail)       16,800       293,654
-----------------------------------------------------------------------
Summit Real Estate Investment Trust
  (Industrials)                                    13,000       233,497
=======================================================================
                                                              1,232,589
=======================================================================

FINLAND-0.77%

Citycon Oyj (Retail)(a)                            36,200       139,889
-----------------------------------------------------------------------
Sponda Oyj (Office)(a)                             12,500       132,233
=======================================================================
                                                                272,122
=======================================================================

FRANCE-1.72%

Klepierre (Retail)(a)                                 900        86,411
-----------------------------------------------------------------------
Societe Immobiliere de Location pour
  I'Industrie et le Commerce (Office)(a)            2,000       205,558
-----------------------------------------------------------------------
Unibail (Diversified)(a)                            2,300       317,952
=======================================================================
                                                                609,921
=======================================================================

GERMANY-0.26%

IVG Immobilien A.G. (Diversified)(a)                4,500        91,035
=======================================================================

HONG KONG-5.49%

Hang Lung Properties Ltd. (Retail)(a)             185,000       293,159
-----------------------------------------------------------------------
Henderson Land Development Co. Ltd.
  (Residential)(a)                                 42,000       211,662
-----------------------------------------------------------------------
Hysan Development Co. Ltd. (Diversified)(a)       141,000       332,035
-----------------------------------------------------------------------
Sino Land Co. Ltd. (Diversified)(a)                80,000        94,155
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Residential)(a)      99,000     1,018,363
=======================================================================
                                                              1,949,374
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

ITALY-0.41%

Beni Stabili S.p.A. (Office)(a)                   131,000   $   145,411
=======================================================================

JAPAN-6.34%

AEON Mall Co., Ltd. (Retail)(a)                     2,900        94,972
-----------------------------------------------------------------------
Japan Real Estate Investment Corp.
  (Office)(a)                                          15       128,227
-----------------------------------------------------------------------
Japan Retail Fund Investment Corp.
  (Retail)(a)                                          14       119,450
-----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Office)(a)            51,000       564,407
-----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Diversified)(a)          60,000       680,777
-----------------------------------------------------------------------
Nippon Building Fund Inc. (Office)(a)                  23       198,755
-----------------------------------------------------------------------
NTT Urban Development Corp. (Office)(a)                25       104,689
-----------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.
  (Diversified)(a)                                 24,000       263,539
-----------------------------------------------------------------------
TOKYU REIT, Inc. (Diversified)(a)                      14        95,322
=======================================================================
                                                              2,250,138
=======================================================================

NETHERLANDS-1.33%

Rodamco Europe N.V. (Retail)(a)                     4,200       355,896
-----------------------------------------------------------------------
VastNed Retail N.V. (Retail)(a)                     1,700       116,944
=======================================================================
                                                                472,840
=======================================================================

SINGAPORE-1.41%

Ascendas Real Estate Investment Trust
  (Industrials)(a)                                 92,000       130,310
-----------------------------------------------------------------------
CapitaCommercial Trust (Office)(a)                 50,000        45,602
-----------------------------------------------------------------------
CapitaLand Ltd. (Residential)(a)                   43,000        72,953
-----------------------------------------------------------------------
CapitaMall Trust (Retail)(a)                       79,000       122,856
-----------------------------------------------------------------------
Keppel Land Ltd. (Office)(a)                       26,200        50,666
-----------------------------------------------------------------------
Singapore Land Ltd. (Office)(a)                    23,000        79,932
=======================================================================
                                                                502,319
=======================================================================

SPAIN-1.23%

Inmobiliaria Colonial, S.A. (Office)(a)             8,100       437,135
=======================================================================

SWEDEN-0.45%

Castellum A.B. (Diversified)(a)                     3,800       159,667
=======================================================================

UNITED KINGDOM-12.06%

British Land Co. PLC (Diversified)(a)              43,800       645,670
-----------------------------------------------------------------------
Brixton PLC (Industrials)(a)                       21,800       135,523
-----------------------------------------------------------------------
Capital & Regional PLC (Retail)(a)                 29,300       398,074
-----------------------------------------------------------------------
Derwent Valley Holdings PLC (Office)(a)            23,300       498,582
-----------------------------------------------------------------------
Hammerson PLC (Retail)(a)                          33,700       507,545
-----------------------------------------------------------------------
Land Securities Group PLC (Diversified)(a)         49,200     1,202,813
-----------------------------------------------------------------------
Liberty International PLC (Retail)(a)              18,800       318,538
-----------------------------------------------------------------------
Quintain Estates & Development PLC
  (Diversified)(a)                                 16,700       163,695
-----------------------------------------------------------------------
Shaftesbury PLC (Retail)(a)                        29,400       192,220
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Unite Group PLC (Residential)(a)                   20,500   $   109,709
-----------------------------------------------------------------------
Workspace Group PLC (Office)(a)                    24,600       109,679
=======================================================================
                                                              4,282,048
=======================================================================
    Total Foreign Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $15,262,565)                           15,579,719
=======================================================================

DOMESTIC REAL ESTATE INVESTMENT TRUSTS,
  COMMON STOCKS & OTHER EQUITY
  INTERESTS-44.46%

DIVERSIFIED-2.74%

Colonial Properties Trust                           3,700       175,454
-----------------------------------------------------------------------
Public Storage, Inc.                                5,400       360,450
-----------------------------------------------------------------------
Ventas, Inc.                                       13,500       435,915
=======================================================================
                                                                971,819
=======================================================================

HOTELS-4.96%

Hilton Hotels Corp.                                24,700       611,325
-----------------------------------------------------------------------
Host Marriott Corp.                                36,200       675,130
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(b)        7,500       474,900
=======================================================================
                                                              1,761,355
=======================================================================

INDUSTRIALS-4.99%

Catellus Development Corp.                          7,500       270,450
-----------------------------------------------------------------------
CenterPoint Properties Trust                       13,700       600,882
-----------------------------------------------------------------------
ProLogis                                           19,800       902,088
=======================================================================
                                                              1,773,420
=======================================================================

OFFICE-10.26%

Alexandria Real Estate Equities, Inc.               4,600       370,070
-----------------------------------------------------------------------
Arden Realty, Inc.                                  3,600       143,748
-----------------------------------------------------------------------
Boston Properties, Inc.                            12,100       921,415
-----------------------------------------------------------------------
Prentiss Properties Trust                           5,900       238,773
-----------------------------------------------------------------------
Reckson Associates Realty Corp.                     7,300       256,376
-----------------------------------------------------------------------
SL Green Realty Corp.                               6,400       446,080
-----------------------------------------------------------------------
Trizec Properties, Inc.                            22,100       485,537
-----------------------------------------------------------------------
Vornado Realty Trust                                8,800       780,032
=======================================================================
                                                              3,642,031
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

RESIDENTIAL-7.28%

Archstone-Smith Trust                              13,800   $   586,500
-----------------------------------------------------------------------
AvalonBay Communities, Inc.                         4,700       411,532
-----------------------------------------------------------------------
Camden Property Trust                               7,500       414,600
-----------------------------------------------------------------------
Equity Residential                                 17,000       686,800
-----------------------------------------------------------------------
Essex Property Trust, Inc.                          5,300       486,858
=======================================================================
                                                              2,586,290
=======================================================================

RETAIL-14.23%

Developers Diversified Realty Corp.                12,400       603,508
-----------------------------------------------------------------------
Federal Realty Investment Trust                     5,100       333,081
-----------------------------------------------------------------------
General Growth Properties, Inc.                    26,300     1,209,274
-----------------------------------------------------------------------
Macerich Co. (The)                                  9,400       660,068
-----------------------------------------------------------------------
Mills Corp. (The)                                   6,800       442,408
-----------------------------------------------------------------------
Regency Centers Corp.                               9,100       561,470
-----------------------------------------------------------------------
Simon Property Group, Inc.                         15,600     1,243,944
=======================================================================
                                                              5,053,753
=======================================================================
    Total Domestic Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $14,451,874)                           15,788,668
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-9.72%

FEDERAL HOME LOAN BANK (FHLB)-9.72%

Unsec. Disc. Notes,
  3.10%, 08/01/05 (Cost $3,451,000)(c)         $3,451,000     3,450,406
=======================================================================
TOTAL INVESTMENTS-98.06% (Cost $33,165,439)                  34,818,793
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.94%                             688,920
=======================================================================
NET ASSETS-100.00%                                          $35,507,713
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Disc.   - Discounted
REIT    - Real Estate Investment Trust
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at July 31, 2005 was $14,347,130, which represented 41.21% of the Fund's Total Investments. See Note 1A.
(b) Each unit represents one common share and one Class B share.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $33,165,439)                                  $34,818,793
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,666,866
-----------------------------------------------------------
  Dividends                                          40,573
-----------------------------------------------------------
  Fund expenses absorbed                             67,607
-----------------------------------------------------------
Other assets                                         12,142
===========================================================
    Total assets                                 36,605,981
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             993,470
-----------------------------------------------------------
  Fund shares reacquired                             21,830
-----------------------------------------------------------
Accrued distribution fees                            11,779
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              887
-----------------------------------------------------------
Accrued transfer agent fees                           3,281
-----------------------------------------------------------
Accrued operating expenses                           67,021
===========================================================
    Total liabilities                             1,098,268
===========================================================
Net assets applicable to shares outstanding     $35,507,713
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $33,753,167
-----------------------------------------------------------
Undistributed net investment income                  70,053
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign currencies       33,962
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               1,650,531
===========================================================
                                                $35,507,713
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $23,285,451
___________________________________________________________
===========================================================
Class B                                         $ 5,603,370
___________________________________________________________
===========================================================
Class C                                         $ 5,274,341
___________________________________________________________
===========================================================
Class R                                         $   688,508
___________________________________________________________
===========================================================
Institutional Class                             $   656,043
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,118,844
___________________________________________________________
===========================================================
Class B                                             510,268
___________________________________________________________
===========================================================
Class C                                             480,177
___________________________________________________________
===========================================================
Class R                                              62,670
___________________________________________________________
===========================================================
Institutional Class                                  59,691
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.99
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.99 divided by
      94.50%)                                   $     11.63
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.98
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.98
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.99
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.99
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 29, 2005 (Date operations commenced) through July 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $6,361)          $  105,378
------------------------------------------------------------------------
Interest                                                          17,464
========================================================================
    Total investment income                                      122,842
========================================================================

EXPENSES:

Advisory fees                                                     32,764
------------------------------------------------------------------------
Administrative services fees                                      12,877
------------------------------------------------------------------------
Custodian fees                                                    34,335
------------------------------------------------------------------------
Distribution fees:
  Class A                                                          7,753
------------------------------------------------------------------------
  Class B                                                          7,777
------------------------------------------------------------------------
  Class C                                                          6,040
------------------------------------------------------------------------
  Class R                                                            829
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                               8,028
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          3,513
------------------------------------------------------------------------
Reports to shareholders                                           27,468
------------------------------------------------------------------------
Professional services fees                                        49,352
------------------------------------------------------------------------
Other                                                              2,783
========================================================================
    Total expenses                                               193,519
========================================================================
Less: Fees waived and expenses reimbursed                       (120,754)
========================================================================
    Net expenses                                                  72,765
========================================================================
Net investment income                                             50,077
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                           33,962
------------------------------------------------------------------------
  Foreign currencies                                             (11,997)
========================================================================
                                                                  21,965
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,653,354
------------------------------------------------------------------------
  Foreign currencies                                              (2,823)
========================================================================
                                                               1,650,531
========================================================================
Net gain from investment securities and foreign currencies     1,672,496
========================================================================
Net increase in net assets resulting from operations          $1,722,573
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 29, 2005 (Date operations commenced) through July 31, 2005


---------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    50,077
---------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                       21,965
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             1,650,531
===========================================================================
    Net increase in net assets resulting from operations          1,722,573
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (26,478)
---------------------------------------------------------------------------
  Class B                                                            (3,958)
---------------------------------------------------------------------------
  Class C                                                            (2,875)
---------------------------------------------------------------------------
  Class R                                                            (1,312)
---------------------------------------------------------------------------
  Institutional Class                                                (1,756)
===========================================================================
    Decrease in net assets resulting from distributions             (36,379)
===========================================================================
Share transactions-net:
  Class A                                                        22,236,657
---------------------------------------------------------------------------
  Class B                                                         5,311,322
---------------------------------------------------------------------------
  Class C                                                         5,039,053
---------------------------------------------------------------------------
  Class R                                                           632,521
---------------------------------------------------------------------------
  Institutional Class                                               601,966
===========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          33,821,519
===========================================================================
    Net increase in net assets                                   35,507,713
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period (including undistributed net investment
    income of $70,053)                                          $35,507,713
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 29, 2005.

    The Fund's investment objective is to achieve high total return through growth of capital and current income. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

                                                         GLOBAL REAL ESTATE FUND

foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.75%
---------------------------------------------------------------------
Next $250 million                                               0.74%
---------------------------------------------------------------------
Next $500 million                                               0.73%
---------------------------------------------------------------------
Next $1.5 billion                                               0.72%
---------------------------------------------------------------------
Next $2.5 billion                                               0.71%
---------------------------------------------------------------------
Next $2.5 billion                                               0.70%
---------------------------------------------------------------------
Next $2.5 billion                                               0.69%
---------------------------------------------------------------------
Over $10 billion                                                0.68%
_____________________________________________________________________
=====================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A shares to 1.50% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the period April 29, 2005 (date operations commenced) through July 31, 2005, AIM waived fees and reimbursed fees of $112,726 and reimbursed $8,028 of class level expenses of Class A, Class B, Class C and Class R shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the period April 29, 2005 (date operations commenced) through July 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the period April 29, 2005 (date operations commenced) through July 31, 2005, AIM was paid $12,877.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund paid AISI $8,028 for Class A, Class B, Class C and Class R share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 29, 2005 (date operations commenced) through July 31, 2005, the Class A, Class B, Class C and Class R shares paid $7,753, $7,777, $6,040 and $829, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 29, 2005 (date operations commenced) through July 31, 2005, ADI advised the Fund that it retained $21,522 in front-end sales commissions from the sale of Class A shares and $0, $0, $50 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund paid legal fees of $535 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period April 29, 2005 (date operations commenced) through July 31, 2005 was as follows:


-----------------------------------------------------------------------
Distributions paid from ordinary income                         $36,379
_______________________________________________________________________
=======================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:


---------------------------------------------------------------------------
Undistributed ordinary income                                   $   262,100
---------------------------------------------------------------------------
Undistributed long-term gain                                          8,848
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            1,483,598
---------------------------------------------------------------------------
Shares of beneficial interest                                    33,753,167
===========================================================================
Total net assets                                                $35,507,713
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(2,823).

    The Fund did not have a capital loss carryforward as of July 31, 2005.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period April 29, 2005 (date operations commenced) through July 31, 2005 was $30,190,618 and $494,578, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $1,709,723
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (223,302)
==============================================================================
Net unrealized appreciation of investment securities              $1,486,421
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $33,332,372.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and non-deductible organization expenses, on July 31, 2005, undistributed net investment income was increased by $56,355, undistributed net realized gain increased by $11,997 and shares of beneficial interest decreased by $68,352. This reclassification had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            Changes in Shares Outstanding
--------------------------------------------------------------------------------------
                                                                   APRIL 29, 2005
                                                                  (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                 JULY 31, 2005 (a)
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,129,741    $22,351,171
--------------------------------------------------------------------------------------
  Class B                                                       543,128      5,661,293
--------------------------------------------------------------------------------------
  Class C                                                       480,947      5,047,390
--------------------------------------------------------------------------------------
  Class R                                                        62,549        631,246
--------------------------------------------------------------------------------------
  Institutional Class                                            59,525        600,210
======================================================================================
Issued as reinvestment of dividends:
  Class A                                                         2,250         23,783
--------------------------------------------------------------------------------------
  Class B                                                           346          3,660
--------------------------------------------------------------------------------------
  Class C                                                           251          2,649
--------------------------------------------------------------------------------------
  Class R                                                           124          1,312
--------------------------------------------------------------------------------------
  Institutional Class                                               166          1,756
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         2,286         24,913
--------------------------------------------------------------------------------------
  Class B                                                        (2,288)       (24,913)
======================================================================================
Reacquired:(b)
  Class A                                                       (15,433)      (163,210)
--------------------------------------------------------------------------------------
  Class B                                                       (30,918)      (328,718)
--------------------------------------------------------------------------------------
  Class C                                                        (1,021)       (10,986)
--------------------------------------------------------------------------------------
  Class R                                                            (3)           (37)
======================================================================================
                                                              3,231,650    $33,821,519
______________________________________________________________________________________
======================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 30% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell the Fund Shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Amount is net of redemption fees of $2,693, $849, $610, $206 and $200 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the period April 29, 2005 (date operations commenced) through July 31, 2005.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                  CLASS A
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                    $ 10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.27%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $23,285
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.45%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.22%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.36%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $10,328,624.
(c)  Not annualized for periods less than one year.

                                                                  CLASS B
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,603
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $3,019,805.
(c)  Not annualized for periods less than one year.

                                                                  CLASS C
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,274
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,345,138.
(c)  Not annualized for periods less than one year.

                                                                  CLASS R
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.24%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  689
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.65%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.42%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.16%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $644,029.
(c)  Not annualized for periods less than one year.

                                                               INSTITUTIONAL
                                                                   CLASS
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.94
==============================================================================
Less dividends from net investment income                           (0.03)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.33%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  656
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.73%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $625,142.
(c)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM High Yield Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Yield Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM High Yield Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM High Yield Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-19a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BONDS & NOTES-92.12%

AEROSPACE & DEFENSE-2.14%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                    $ 1,775,000   $    1,943,625
---------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                             1,930,000        2,113,350
---------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13(a)               2,735,000        2,823,887
---------------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Global Notes,
  6.75%, 02/01/15(a)                             5,790,000        5,876,850
---------------------------------------------------------------------------
L-3 Communications Corp.,
  Sr. Sub. Notes, 6.38%, 10/15/15 (Acquired
  07/27/05; Cost $1,838,120)(a)(b)               1,855,000        1,887,462
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 6.13%,
  01/15/14(a)                                    5,025,000        5,100,375
---------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                      1,880,000        2,058,600
---------------------------------------------------------------------------
Standard Aero Holdings, Inc., Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $1,375,000)(a)(b)                              1,375,000        1,457,500
===========================================================================
                                                                 23,261,649
===========================================================================

AIR FREIGHT & LOGISTICS-0.32%

Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $3,686,500)(a)(b)      3,675,000        3,463,687
===========================================================================

AIRLINES-0.81%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                    2,745,000        2,751,862
---------------------------------------------------------------------------
Northwest Airlines Corp., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                      8,775,000        6,098,625
===========================================================================
                                                                  8,850,487
===========================================================================

ALTERNATIVE CARRIERS-0.38%

Empresa Brasileira de Telecommunicacoes
  S.A.-Series B (Brazil), Gtd. Global Notes,
  11.00%, 12/15/08(a)                            3,630,000        4,129,125
===========================================================================

ALUMINUM-0.18%

Century Aluminum Co., Sr. Unsec. Gtd. Global
  Notes, 7.50%, 08/15/14(a)                      1,855,000        1,906,012
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.60%

Broder Bros. Co.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 10/15/10(a)              1,571,000        1,555,290
---------------------------------------------------------------------------
Levi Strauss & Co., Sr. Unsec. Unsub.
  Floating Rate Global Notes, 8.25%,
  04/01/12(a)(c)                                 2,780,000        2,800,850
---------------------------------------------------------------------------
Perry Ellis International, Inc.-Series B, Sr.
  Sub. Global Notes, 8.88%, 09/15/13(a)          3,705,000        3,788,362
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Quicksilver, Inc., Sr. Notes, 6.88%, 04/15/15
  (Acquired 07/14/05-07/19/05; Cost
  $5,117,400)(a)(b)                            $ 5,100,000   $    5,151,000
---------------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                    3,725,000        4,097,500
===========================================================================
                                                                 17,393,002
===========================================================================

AUTO PARTS & EQUIPMENT-1.41%

Accuride Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 02/01/15(a)                      2,785,000        2,910,325
---------------------------------------------------------------------------
Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                     1,855,000        1,233,575
---------------------------------------------------------------------------
Delphi Corp., Global Notes, 6.55%,
  06/15/06(a)                                    3,715,000        3,668,562
---------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                    2,920,000        3,343,400
---------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                    3,730,000        4,205,575
===========================================================================
                                                                 15,361,437
===========================================================================

AUTOMOBILE MANUFACTURERS-0.57%

General Motors Acceptance Corp.,
  Global Notes, 5.63%, 05/15/09(a)               2,780,000        2,670,246
---------------------------------------------------------------------------
  Series GM, Sr. Medium Term Notes, 6.31%,
  11/30/07(a)                                    3,529,000        3,503,626
===========================================================================
                                                                  6,173,872
===========================================================================

BROADCASTING & CABLE TV-6.72%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(d)                 22,250,000       19,413,125
---------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)          3,720,000        3,766,500
---------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 7.89%,
  04/01/09(a)(e)                                 2,025,000        2,098,406
---------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Global Notes, 11.13%, 01/15/11(a)       2,870,000        2,310,350
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)           2,525,000        1,969,500
---------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $3,359,800)(a)(b)                              3,470,000        3,530,725
---------------------------------------------------------------------------
CSC Holdings, Inc.-Series B, Sr. Unsec.
  Unsub. Notes, 7.63%, 04/01/11(a)               6,510,000        6,591,375
---------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes,
  5.75%, 10/01/08(a)                             5,420,000        5,406,450
---------------------------------------------------------------------------
  6.38%, 10/01/11(a)                             1,000,000        1,000,000
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Emmis Communications Corp., Sr. Floating Rate
  Notes, 9.31%, 06/15/12 (Acquired 06/16/05;
  Cost $1,390,000)(a)(b)(c)                    $ 1,390,000   $    1,414,325
---------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                      5,075,000        4,757,812
---------------------------------------------------------------------------
Intelsat (Bermuda), Ltd. (Bermuda), Sr.
  Notes, 8.25%, 01/15/13 (Acquired 06/14/05;
  Cost $2,849,500)(a)(b)                         2,780,000        2,919,000
---------------------------------------------------------------------------
Pegasus Communications Corp.,
  Series B, Sr. Notes, 9.63%, 10/15/05(a)(d)     3,535,000          936,775
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(a)(d)                                 1,990,000          527,350
---------------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $4,568,503)(a)(b)                              4,595,000        5,077,475
---------------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Notes, 6.88%,
  01/15/14(a)                                    2,750,000        2,846,250
---------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                     7,402,000        8,475,290
===========================================================================
                                                                 73,040,708
===========================================================================



BUILDING PRODUCTS-0.32%


Nortek, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 09/01/14(a)                      2,775,000        2,695,219
---------------------------------------------------------------------------
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%,
  03/01/14 (Acquired 02/10/05; Cost
  $854,370)(a)(b)(f)                             1,375,000          783,750
===========================================================================
                                                                  3,478,969
===========================================================================



CASINOS & GAMING-3.41%


Aztar Corp.,
  Sr. Sub. Global Notes, 7.88%, 06/15/14(a)      3,605,000        3,866,362
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 9.00%,
  08/15/11(a)                                    2,790,000        3,034,125
---------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                             5,520,000        5,740,800
---------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)          5,030,000        5,105,450
---------------------------------------------------------------------------
Las Vegas Sands Corp., Sr. Notes, 6.38%,
  02/15/15(a)                                    1,335,000        1,316,644
---------------------------------------------------------------------------
MGM Mirage, Sr. Notes, 6.63%, 07/15/15
  (Acquired 06/09/05; Cost $4,630,000)(a)(b)     4,630,000        4,734,175
---------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sub. Notes,
  6.75%, 03/01/15 (Acquired
  02/24/05-02/25/05; Cost $2,910,675)(a)(b)      2,850,000        2,878,500
---------------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)          5,830,000        6,208,950
---------------------------------------------------------------------------
Poster Financial Group, Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                      1,850,000        1,905,500
---------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                    2,160,000        2,246,400
===========================================================================
                                                                 37,036,906
===========================================================================



COAL & CONSUMABLE FUELS-0.44%


James River Coal Co., Sr. Notes, 9.38%,
  06/01/12(a)                                    2,780,000        2,905,100
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

COAL & CONSUMABLE FUELS-(CONTINUED)

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                  $ 1,850,000   $    1,924,000
===========================================================================
                                                                  4,829,100
===========================================================================


COMMODITY CHEMICALS-2.07%


BCP Crystal US Holdings Corp., Sr. Sub.
  Global Notes, 9.63%, 06/15/14(a)               2,099,000        2,392,860
---------------------------------------------------------------------------
Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                            6,335,000        7,047,687
---------------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)               7,027,000        7,729,700
---------------------------------------------------------------------------
Montell Finance Co. B.V. (Netherlands),
  Unsec. Gtd. Deb., 8.10%, 03/15/27 (Acquired
  01/06/05-05/04/05; Cost $5,467,200)(a)(b)      5,570,000        5,347,200
===========================================================================
                                                                 22,517,447
===========================================================================


COMMUNICATIONS EQUIPMENT-0.59%


Nortel Networks Ltd. (Canada), Global Notes,
  6.13%, 02/15/06(a)                             3,605,000        3,645,556
---------------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)     2,750,000        2,818,750
===========================================================================
                                                                  6,464,306
===========================================================================


CONSTRUCTION & ENGINEERING-0.23%


Great Lakes Dredge & Dock Corp., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)     2,890,000        2,485,400
===========================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.03%


Case New Holland Inc., Sr. Gtd. Global Notes,
  9.25%, 08/01/11(a)                             2,865,000        3,137,175
---------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)         3,718,000        4,210,635
---------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  6.25%, 03/01/12(a)                             5,115,000        5,038,275
---------------------------------------------------------------------------
  7.50%, 06/15/11(a)                               930,000          967,200
---------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                      6,455,000        7,068,225
---------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                             1,545,000        1,614,525
===========================================================================
                                                                 22,036,035
===========================================================================


CONSTRUCTION MATERIALS-1.17%


Goodman Global Holding Co., Inc., Sr. Sub.
  Notes, 7.88%, 12/15/12 (Acquired 12/15/04-
  07/08/05; Cost $5,195,788)(a)(b)               5,555,000        5,339,744
---------------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $2,755,000)(a)(b)                              2,755,000        2,748,112
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS-(CONTINUED)

Texas Industries, Inc., Sr. Notes, 7.25%,
  07/15/13 (Acquired 06/29/05; Cost
  $465,000)(a)(b)                              $   465,000   $      492,900
---------------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)               4,255,000        4,137,987
===========================================================================
                                                                 12,718,743
===========================================================================


CONSUMER FINANCE-0.98%


Dollar Financial Group, Inc., Gtd. Global
  Notes, 9.75%, 11/15/11(a)                      7,070,000        7,352,800
---------------------------------------------------------------------------
Ford Motor Credit Co., Notes, 6.63%,
  06/16/08(a)                                    3,245,000        3,252,236
===========================================================================
                                                                 10,605,036
===========================================================================



DISTILLERS & VINTNERS-0.48%


Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12(a)                 4,858,000        5,234,495
===========================================================================



DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.51%


Corrections Corp. of America, Sr. Unsec. Gtd.
  Sub. Global Notes, 6.25%, 03/15/13(a)          2,755,000        2,748,112
---------------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                      2,820,000        2,777,700
===========================================================================
                                                                  5,525,812
===========================================================================



DIVERSIFIED METALS & MINING-0.17%


Southern Peru Copper Corp., Notes 7.50%,
  07/27/35 (Acquired 07/20/05; Cost
  $1,853,469)(a)(b)                              1,870,000        1,860,650
===========================================================================



DRUG RETAIL-1.32%


Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Sub. Global Notes, 8.50%, 08/01/14(a)      6,420,000        6,403,950
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.63%, 08/01/12(a)    1,430,000        1,494,350
---------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Sec. Gtd. Second Lien Global Notes,
  8.13%, 05/01/10(a)                             1,855,000        1,922,244
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07(a)    2,755,000        2,782,550
---------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  01/15/15(a)                                    1,835,000        1,789,125
===========================================================================
                                                                 14,392,219
===========================================================================



ELECTRIC UTILITIES-5.28%


Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)               4,490,000        4,927,775
---------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                    3,507,400        3,674,001
---------------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Putable Global
  Notes, 8.75%, 05/01/14(a)                      4,405,000        4,955,625
---------------------------------------------------------------------------
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                      8,714,005        9,699,776
---------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                     8,705,000       10,424,237
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

NRG Energy, Inc., Sr. Sec. Gtd. Global Notes,
  8.00%, 12/15/13(a)                           $ 7,587,000   $    8,156,025
---------------------------------------------------------------------------
Reliant Energy, Inc.,
  Sr. Sec. Global Notes, 9.25%, 07/15/10(a)      3,940,000        4,314,300
---------------------------------------------------------------------------
  9.50%, 07/15/13(a)                             3,710,000        4,136,650
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Notes, 6.75%, 12/15/14(a)        2,755,000        2,720,562
---------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)              2,956,853        3,328,307
---------------------------------------------------------------------------
South Point Energy Center LLC/Broad River
  Energy LLC/Rockgen Energy LLC, Sec. Gtd.
  Notes, 8.40%, 05/30/12 (Acquired 06/29/05;
  Cost $1,032,025)(a)(b)                         1,092,090        1,037,486
===========================================================================
                                                                 57,374,744
===========================================================================


ELECTRONIC MANUFACTURING SERVICES-0.44%


Sanmina-SCI Corp., Unsec. Gtd. Sub. Global
  Notes, 6.75%, 03/01/13(a)                      4,970,000        4,796,050
===========================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.91%


Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                    9,315,000        9,850,612
===========================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-0.46%


IMG Global Inc., Sr. Unsec. Global Notes,
  10.88%, 08/01/13(a)                            4,225,000        5,006,625
===========================================================================


FOOD RETAIL-0.19%


Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)               1,850,000        2,039,625
===========================================================================


FOREST PRODUCTS-0.74%


Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Global Notes, 6.75%, 03/15/14(a)    1,380,000        1,276,500
---------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 6.75%, 03/15/14(a)    3,700,000        3,422,500
---------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)    3,545,000        3,385,475
===========================================================================
                                                                  8,084,475
===========================================================================


GAS UTILITIES-0.34%


SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)           1,890,000        1,993,950
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)    1,660,000        1,709,800
===========================================================================
                                                                  3,703,750
===========================================================================


HEALTH CARE DISTRIBUTORS-0.09%


National Nephrology Associates, Inc., Sr.
  Gtd. Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)(b)                   910,000        1,021,475
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


HEALTH CARE FACILITIES-2.98%


Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 06/01/12(a)        $ 1,855,000   $    1,966,300
---------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                      1,815,000        1,987,425
---------------------------------------------------------------------------
HealthSouth Corp., Sr. Unsec. Putable Global
  Notes, 8.38%, 01/02/09(a)                     12,205,000       12,266,025
---------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.63%, 02/01/15(a)               2,740,000        2,712,600
---------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Global Notes, 9.88%, 07/01/14(a)           1,385,000        1,488,875
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)           4,560,000        4,377,600
---------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                    6,840,000        7,558,200
===========================================================================
                                                                 32,357,025
===========================================================================



HEALTH CARE SERVICES-1.23%


Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)         3,750,000        4,209,375
---------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sub. Notes, 9.88%,
  03/15/15 (Acquired 02/28/05; Cost
  $930,000)(a)(b)                                  930,000          932,325
---------------------------------------------------------------------------
Team Health, Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                             4,660,000        4,869,700
---------------------------------------------------------------------------
US Oncology, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.00%, 08/15/12(a)                      3,000,000        3,307,500
===========================================================================
                                                                 13,318,900
===========================================================================



HEALTH CARE SUPPLIES-0.25%


Inverness Medical Innovations, Inc., Sr. Sub.
  Global Notes, 8.75%, 02/15/12(a)               2,765,000        2,702,787
===========================================================================



HOMEBUILDING-0.75%


Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10(a)               2,850,000        2,978,250
---------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)              4,770,000        5,151,600
===========================================================================
                                                                  8,129,850
===========================================================================



HOTELS, RESORTS & CRUISE LINES-3.10%


Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired
  10/15/04-01/20/05; Cost $1,806,875)(a)(b)      1,750,000        1,863,750
---------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                      6,380,000        6,683,050
---------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                             3,840,000        4,185,600
---------------------------------------------------------------------------
NCL Corp. (Bermuda), Sr. Notes, 11.63%,
  07/15/14 (Acquired 07/06/05-07/07/05; Cost
  $3,444,331)(a)(b)                              3,245,000        3,472,150
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Global Notes, 8.00%, 05/15/10(a)        2,845,000        3,150,837
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-(CONTINUED)

Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                    6,330,000        7,279,500
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Gtd. Global Notes, 7.88%, 05/01/12(a)        $ 6,235,000   $    7,014,375
===========================================================================
                                                                 33,649,262
===========================================================================


HOUSEHOLD PRODUCTS-0.36%


Spectrum Brands, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.38%, 02/01/15(a)               3,965,000        3,935,262
===========================================================================


HOUSEWARES & SPECIALTIES-0.35%


Ames True Temper, Inc.,
  Sr. Sub. Global Notes, 10.00%, 07/15/12(a)     1,835,000        1,568,925
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Floating Rate Global
  Notes, 7.60%, 01/15/12(a)(c)                   2,320,000        2,256,200
===========================================================================
                                                                  3,825,125
===========================================================================


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-5.05%


AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                            12,960,000       14,191,200
---------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                             6,963,488        7,886,151
---------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)      3,365,000        2,456,450
---------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $2,905,769)(a)(b)      3,235,000        2,418,162
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.75%, 07/15/07(a)           4,345,000        3,465,137
---------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Global Notes, 9.09%, 04/01/10(a)(g)       5,525,000        5,649,312
---------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)           1,395,000        1,510,087
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)    4,140,000        4,533,300
---------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired 08/01/03-
  08/21/03; Cost $3,501,007)(a)(b)               3,510,000        4,010,175
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)    3,855,000        4,269,412
---------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)                   3,875,000        4,475,625
===========================================================================
                                                                 54,865,011
===========================================================================


INDUSTRIAL MACHINERY-0.62%


Aearo Co. I, Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                    1,340,000        1,346,700
---------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)               2,775,000        2,820,094
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
INDUSTRIAL MACHINERY-(CONTINUED)

Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 08/11/04-07/22/05; Cost
  $2,529,163)(a)(b)                            $ 2,910,000   $    2,531,700
===========================================================================
                                                                  6,698,494
===========================================================================



INTEGRATED OIL & GAS-0.87%


Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                             8,315,000        9,437,525
===========================================================================



INTEGRATED TELECOMMUNICATION SERVICES-2.47%


LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                    8,305,000        8,180,425
---------------------------------------------------------------------------
Madison River Capital, LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                    1,250,000        1,330,475
---------------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd. Global Notes,
  7.00%, 08/03/09(a)                             4,305,000        4,272,712
---------------------------------------------------------------------------
  7.25%, 02/15/11(a)                             1,915,000        1,862,337
---------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec. Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                    6,455,000        6,325,900
---------------------------------------------------------------------------
Qwest Corp., Sr. Unsec. Global Notes, 7.88%,
  09/01/11(a)                                    4,645,000        4,865,637
===========================================================================
                                                                 26,837,486
===========================================================================



IT CONSULTING & OTHER SERVICES-0.16%


Telcordia Technologies, Inc., Sr. Sub. Notes,
  10.00%, 03/19/13 (Acquired 03/11/05; Cost
  $1,835,000)(a)(b)                              1,835,000        1,791,419
===========================================================================



LEISURE FACILITIES-0.44%


Six Flags, Inc., Sr. Global Notes, 9.63%,
  06/01/14(a)                                    1,620,000        1,583,550
---------------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)          2,800,000        3,234,000
===========================================================================
                                                                  4,817,550
===========================================================================



METAL & GLASS CONTAINERS-3.83%


Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                            2,025,000        1,645,313
---------------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                    6,545,000        7,248,587
---------------------------------------------------------------------------
Greif, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                      5,750,000        6,267,500
---------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Gtd. Global Notes, 6.75%, 12/01/14(a)      2,325,000        2,377,313
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                             2,715,000        2,905,050
---------------------------------------------------------------------------
  8.75%, 11/15/12(a)                             3,725,000        4,106,813
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                    2,205,000        2,397,938
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

METAL & GLASS CONTAINERS-(CONTINUED)

Plastipak Holdings, Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)            $ 4,670,000   $    5,160,350
---------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. PIK Notes, 11.63%, 06/15/09
  (Acquired 05/06/05-06/01/05; Cost
  $5,512,713)(a)(b)                              5,267,589        5,715,334
---------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                    1,400,000        1,368,500
---------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10(a)                            2,310,000        2,442,825
===========================================================================
                                                                 41,635,523
===========================================================================


MOVIES & ENTERTAINMENT-0.96%


AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 8.00%,
  03/01/14(a)                                    1,855,000        1,715,875
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                    3,750,000        3,806,250
---------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                      1,850,000        2,058,125
---------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Global Notes,
  7.38%, 04/15/14(a)                             2,755,000        2,851,425
===========================================================================
                                                                 10,431,675
===========================================================================


MULTI-UTILITIES-0.10%


PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07(a)                      1,000,000        1,040,000
===========================================================================


OIL & GAS DRILLING-0.22%


Parker Drilling Co., Sr. Unsec. Floating Rate
  Global Notes, 8.08%, 09/01/10(a)(c)            2,295,000        2,404,013
===========================================================================


OIL & GAS EQUIPMENT & SERVICES-1.68%


CHC Helicopter Corp. (Canada),
  Sr. Sub. Global Notes, 7.38%, 05/01/14(a)      2,215,000        2,253,763
---------------------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 05/01/14 (Acquired
  03/15/05; Cost $3,073,950)(a)(b)               2,970,000        3,021,975
---------------------------------------------------------------------------
Hanover Compressor Co., Sr. Notes, 9.00%,
  06/01/14(a)                                    1,855,000        2,026,588
---------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                    6,275,000        6,322,063
---------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                             4,315,000        4,617,050
===========================================================================
                                                                 18,241,439
===========================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.77%


Clayton Williams Energy, Inc., Sr. Notes,
  7.75%, 08/01/13 (Acquired 07/14/05; Cost
  $4,675,000)(a)(b)                              4,675,000        4,686,688
---------------------------------------------------------------------------
Paramount Resources Ltd. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.50%, 01/31/13(a)        2,691,000        2,758,275
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Stone Energy Corp., Sr. Unsec. Sub. Global
  Notes, 6.75%, 12/15/14(a)                    $   920,000   $      917,700
===========================================================================
                                                                  8,362,663
===========================================================================



OIL & GAS REFINING & MARKETING-1.55%


CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 6.00%, 10/15/11(a)                      6,915,000        7,018,725
---------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)               1,870,000        2,038,300
---------------------------------------------------------------------------
United Refining Co.,
  Sr. Notes, 10.50%, 08/15/12 (Acquired
  02/16/05; Cost $1,957,025)(a)(b)               1,855,000        1,957,025
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  08/15/12(a)                                    5,565,000        5,871,075
===========================================================================
                                                                 16,885,125
===========================================================================



OIL & GAS STORAGE & TRANSPORTATION-3.17%


El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                    7,215,000        7,458,506
---------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)          4,565,000        4,873,138
---------------------------------------------------------------------------
Inergy L.P./Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $1,380,000)(a)(b)                              1,380,000        1,359,300
---------------------------------------------------------------------------
MarkWest Energy Partners, L.P./MarkWest
  Energy Finance Corp., Sr. Notes, 6.88%,
  11/01/14 (Acquired 10/19/04-10/20/04; Cost
  $5,042,088)(a)(b)                              5,010,000        5,097,675
---------------------------------------------------------------------------
Pacific Energy Partners, L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                             2,300,000        2,426,500
---------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                    8,340,000        8,631,900
---------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Global Notes,
  8.88%, 03/15/10(a)                             1,450,000        1,591,375
---------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.13%,
  09/01/11(a)                                    2,810,000        3,066,413
===========================================================================
                                                                 34,504,807
===========================================================================



PACKAGED FOODS & MEATS-0.46%


Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                      1,840,000        2,028,600
---------------------------------------------------------------------------
Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11(a)                                49,000           52,798
---------------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Global Notes,
  7.00%, 08/01/11(a)                             2,755,000        2,899,638
===========================================================================
                                                                  4,981,036
===========================================================================



PAPER PACKAGING-0.32%


Jefferson Smurfit Corp. (U.S.), Sr. Unsec.
  Gtd. Unsub. Global Notes, 7.50%,
  06/01/13(a)                                    3,565,000        3,440,225
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------



PAPER PRODUCTS-3.35%


Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                  $ 7,270,000   $    7,215,475
---------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                      5,405,000        5,432,025
---------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                      4,850,000        4,947,000
---------------------------------------------------------------------------
Fraser Papers Inc. (Canada), Sr. Unsec. Gtd.
  Notes, 8.75%, 03/15/15 (Acquired 03/10/05;
  Cost $2,755,000)(a)(b)                         2,755,000        2,479,500
---------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)      3,850,000        4,100,250
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                    4,825,000        5,446,219
---------------------------------------------------------------------------
Mercer International Inc., Sr. Global Notes,
  9.25%, 02/15/13(a)                             2,760,000        2,325,300
---------------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $2,100,475)(a)(b)                              2,070,000        2,028,600
---------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 8.63%, 06/30/09(a)          2,810,000        2,402,550
===========================================================================
                                                                 36,376,919
===========================================================================


PERSONAL PRODUCTS-0.71%


Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                      5,545,000        5,960,875
---------------------------------------------------------------------------
Revlon Consumer Products Corp., Sr. Unsec.
  Sub. Notes, 8.63%, 02/01/08(a)                 1,855,000        1,808,625
===========================================================================
                                                                  7,769,500
===========================================================================


PHARMACEUTICALS-0.66%


Athena Neurosciences Finance, LLC, Sr. Unsec.
  Gtd. Unsub. Notes, 7.25%, 02/21/08(a)          1,540,000        1,474,550
---------------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $920,000)(a)(b)         920,000          802,700
---------------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)        4,875,000        4,875,000
===========================================================================
                                                                  7,152,250
===========================================================================


PUBLISHING-0.66%


Dex Media Inc., Unsec. Disc. Global Notes,
  9.00%, 11/15/13(a)(f)                          2,770,000        2,285,250
---------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                    4,790,000        4,897,775
===========================================================================
                                                                  7,183,025
===========================================================================


RAILROADS-1.30%


Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)     3,645,000        3,900,150
---------------------------------------------------------------------------
  Sr. Notes, 9.38%, 05/01/12 (Acquired
  04/13/05-06/28/05; Cost $5,658,563)(a)(b)      5,610,000        6,030,750
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
RAILROADS-(CONTINUED)

Kansas City Southern, Sr. Unsec. Gtd. Global
  Notes, 9.50%, 10/01/08(a)                    $ 3,829,000   $    4,211,900
===========================================================================
                                                                 14,142,800
===========================================================================



REAL ESTATE-0.94%


Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07(a)                      4,420,000        4,784,650
---------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                             3,690,000        3,856,124
---------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                    1,430,000        1,583,725
===========================================================================
                                                                 10,224,499
===========================================================================



REGIONAL BANKS-0.70%


Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                             6,825,000        7,558,688
===========================================================================



RESTAURANTS-0.25%


Landry's Restaurants, Inc.-Series B, Sr.
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  12/15/14(a)                                    2,790,000        2,765,588
===========================================================================



SEMICONDUCTORS-1.64%


Advanced Micro Devices, Inc., Sr. Unsec.
  Global Notes, 7.75%, 11/01/12(a)               6,450,000        6,595,125
---------------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sub. Notes, 8.00%, 12/15/14 (Acquired
  12/16/04; Cost $920,000)(a)(b)                   920,000          897,000
---------------------------------------------------------------------------
STATS ChipPAC Ltd. (Singapore),
  Notes, 7.50%, 07/19/10 (Acquired 07/12/05;
  Cost $925,000)(a)(b)                             925,000          936,563
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 6.75%,
  11/15/11(a)                                    3,705,000        3,603,113
---------------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                     5,940,000        5,850,900
===========================================================================
                                                                 17,882,701
===========================================================================



SPECIALIZED CONSUMER SERVICES-0.09%


Coinmach Corp., Sr. Unsec. Gtd. Global Notes,
  9.00%, 02/01/10(a)                               920,000          954,500
===========================================================================



SPECIALTY CHEMICALS-3.07%


Huntsman Advanced Materials LLC, Sr. Sec.
  Gtd. Global Notes, 11.00%, 07/15/10(a)         2,295,000        2,616,300
---------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)               7,130,000        7,673,663
---------------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                            1,159,000        1,367,620
---------------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                             7,200,000        7,875,000
---------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                      4,625,000        4,740,625
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

SPECIALTY CHEMICALS-(CONTINUED)

PolyOne Corp., Sr. Unsec. Gtd. Notes, 10.63%,
  05/15/10(a)                                  $ 3,088,000   $    3,335,040
---------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                      1,860,000        1,808,850
---------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)               3,630,000        3,974,850
===========================================================================
                                                                 33,391,948
===========================================================================


SPECIALTY STORES-1.96%


Boise Cascade LLC, Sr. Unsec. Gtd. Sub.
  Global Notes, 7.13%, 10/15/14(a)               5,050,000        4,999,500
---------------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                    2,300,000        2,461,000
---------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)               4,600,000        4,416,000
---------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                             5,375,000        5,563,125
---------------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Unsec.
  Sub. Notes, 7.50%, 12/15/14(a)                 4,150,000        3,833,563
===========================================================================
                                                                 21,273,188
===========================================================================


STEEL-0.59%


Chapparal Steel Co., Sr. Unsec. Notes,
  10.00%, 07/15/13 (Acquired 06/29/05; Cost
  $1,855,000)(a)(b)                              1,855,000        1,952,388
---------------------------------------------------------------------------
IPSCO Inc. (Canada), Sr. Global Notes, 8.75%,
  06/01/13(a)                                    3,980,000        4,477,500
===========================================================================
                                                                  6,429,888
===========================================================================


TEXTILES-0.33%


INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $3,210,000)(a)(b)               3,210,000        3,551,063
===========================================================================


TIRES & RUBBER-0.30%


Cooper-Standard Automotive Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 8.38%, 12/15/14(a)     3,705,000        3,278,925
===========================================================================


TRADING COMPANIES & DISTRIBUTORS-0.47%


United Rentals North America, Inc., Sr.
  Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(a)                                    5,265,000        5,153,119
===========================================================================


WIRELESS TELECOMMUNICATION SERVICES-7.11%


AirGate PCS, Inc.,
  Sr. Sec. Gtd. Floating Rate Global Notes,
  7.35%, 10/15/11(a)(c)                          1,395,000        1,457,775
---------------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)        4,364,900        4,659,531
---------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Notes, 12.00%, 07/31/09(a)                     5,213,000        5,864,625
---------------------------------------------------------------------------
American Tower Corp., Sr. Unsec. Global
  Notes, 7.13%, 10/15/12(a)                      4,585,000        4,871,563
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Cellular Operating Co. LLC/
  Centennial Communications Corp., Sr. Unsec.
  Gtd. Global Notes, 10.13%, 06/15/13(a)       $ 5,570,000   $    6,308,025
---------------------------------------------------------------------------
Dobson Communications Corp.,
  Sr. Global Notes, 8.88%, 10/01/13(a)           4,675,000        4,675,000
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 07/01/10(a)          2,785,000        2,931,213
---------------------------------------------------------------------------
Innova, S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                      8,355,000        9,512,168
---------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Global Notes, 11.50%,
  05/01/12(a)                                    3,805,000        4,375,750
---------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                      4,600,000        4,784,000
---------------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                             3,710,000        4,062,450
---------------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Global Notes, 7.25%, 12/15/12(a)      2,295,000        2,490,075
---------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                      3,690,000        3,943,688
---------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 8.50%, 12/01/12(a)                      1,860,000        2,018,100
---------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(f)            7,691,000        7,114,175
---------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11(a)                                      915,000        1,027,088
---------------------------------------------------------------------------
US Unwired Inc.,
  Series B, Sr. Sec. First Priority Floating
  Rate Global Notes, 7.66%, 06/15/10(a)(c)       2,765,000        2,889,425
---------------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       920,000        1,074,100
---------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                      2,790,000        3,185,204
===========================================================================
                                                                 77,243,955
===========================================================================
    Total Bonds & Notes (Cost $961,013,531)                   1,001,267,211
===========================================================================



                                                 SHARES

STOCKS & OTHER EQUITY INTERESTS-4.17%

BROADCASTING & CABLE TV-1.50%


Knology, Inc.(h)                                    50,922   $      137,489
---------------------------------------------------------------------------
Telewest Global, Inc.(h)                           711,044       15,884,723
---------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                        3,470          260,250
===========================================================================
                                                                 16,282,462
===========================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications Ltd.-Wts.,
  expiring 12/26/06(i)                              74,000              814
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(b)(i)                                 10,780              108
===========================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America, Inc.,
  Wts., expiring 05/01/09(a)(i)                     14,700           18,375
---------------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(i)                      4,900            6,125
===========================================================================
                                                                     24,500
===========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.,
  Series B, Pfd.-Wts., expiring 11/05/09
  (Acquired 06/13/00; Cost $0)(b)(i)(j)(k)          21,155                0
---------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(i)(j)(k)                              21,155                0
===========================================================================
                                                                          0
===========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.80%

AES Trust VII, $3.00 Conv. Pfd                 $   177,000   $    8,665,920
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)          117,164              645
---------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $0)(b)(i)(j)(k)           33,035                0
===========================================================================
                                                                        645
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.87%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                            6,433        7,811,463
---------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(b)(i)                                 7,220        2,340,428
---------------------------------------------------------------------------
iPCS, Inc.(h)                                      250,254       10,215,364
===========================================================================
                                                                 20,367,255
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $31,163,873)                                         45,341,704
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT

BUNDLED SECURITIES-1.62%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/05 (Acquired 07/20/05; Cost
  $17,532,845)(a)(b)                           $16,690,000   $   17,575,271
===========================================================================
TOTAL INVESTMENTS-97.91% (Cost
  $1,009,710,249)                                             1,064,184,186
===========================================================================
OTHER ASSETS LESS LIABILITIES-2.09%                              22,751,709
===========================================================================
NET ASSETS-100.00%                                           $1,086,935,895
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
PIK     - Payment In Kind
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $1,029,018,981, which represented 96.70% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $128,597,215, which represented 11.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) Defaulted security. Adelphia Communications Corp., Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. Adelphia Communications Corp. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at July 31, 2005 was $25,352,875, which represented 2.38% of the Fund's Total Investments.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(f) Discounted note at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was $0, which represented 0.00% of the Fund's Total Investments.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities are considered illiquid at July 31, 2005 was $0, which represented 0.00% of the Fund's Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $1,009,710,249)                             $1,064,184,186
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,539,612
------------------------------------------------------------
  Fund shares sold                                 1,576,550
------------------------------------------------------------
  Dividends and interest                          19,593,893
------------------------------------------------------------
  Investments matured (Note 9)                     5,287,700
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               194,840
------------------------------------------------------------
Other assets                                          93,645
============================================================
     Total assets                              1,097,470,426
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            3,370,877
------------------------------------------------------------
  Fund shares reacquired                           2,073,436
------------------------------------------------------------
  Amount due custodian                             1,937,931
------------------------------------------------------------
  Dividends                                        2,182,944
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                330,787
------------------------------------------------------------
Accrued distribution fees                            394,440
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,060
------------------------------------------------------------
Accrued transfer agent fees                          212,466
------------------------------------------------------------
Accrued operating expenses                            29,590
============================================================
     Total liabilities                            10,534,531
============================================================
Net assets applicable to shares outstanding   $1,086,935,895
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,071,052,655
------------------------------------------------------------
Undistributed net investment income               (2,394,963)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (2,036,195,734)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      54,473,937
============================================================
                                              $1,086,935,895
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  502,769,770
____________________________________________________________
============================================================
Class B                                       $  289,188,700
____________________________________________________________
============================================================
Class C                                       $   59,864,839
____________________________________________________________
============================================================
Investor Class                                $  191,508,000
____________________________________________________________
============================================================
Institutional Class                           $   43,604,586
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          111,674,704
____________________________________________________________
============================================================
Class B                                           64,035,534
____________________________________________________________
============================================================
Class C                                           13,307,781
____________________________________________________________
============================================================
Investor Class                                    42,492,608
____________________________________________________________
============================================================
Institutional Class                                9,691,342
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         4.50
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.50 divided by
       95.25%)                                $         4.72
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         4.52
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         4.50
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $         4.51
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         4.50
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 89,007,343
--------------------------------------------------------------------------
Dividends                                                          934,214
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       829,098
==========================================================================
    Total investment income                                     90,770,655
==========================================================================

EXPENSES:

Advisory fees                                                    6,316,734
--------------------------------------------------------------------------
Administrative services fees                                       316,855
--------------------------------------------------------------------------
Custodian fees                                                      78,654
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,349,176
--------------------------------------------------------------------------
  Class B                                                        3,597,514
--------------------------------------------------------------------------
  Class C                                                          692,896
--------------------------------------------------------------------------
  Investor Class                                                   448,888
--------------------------------------------------------------------------
Transfer agent fees-A, B, C and Investor                         2,510,765
--------------------------------------------------------------------------
Transfer agent fees-Institutional                                    4,724
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           58,824
--------------------------------------------------------------------------
Other                                                              628,486
==========================================================================
    Total expenses                                              16,003,516
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (159,328)
==========================================================================
    Net expenses                                                15,844,188
==========================================================================
Net investment income                                           74,926,467
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                         17,278,369
--------------------------------------------------------------------------
  Foreign currencies                                                 3,301
==========================================================================
                                                                17,281,670
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                    38,221,497
==========================================================================
Net gain from investment securities and foreign currencies      55,503,167
==========================================================================
Net increase in net assets resulting from operations          $130,429,634
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   74,926,467    $  100,932,051
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    17,281,670        47,647,309
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates (Note 2)                       --           837,926
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    38,221,497        25,070,033
==============================================================================================
    Net increase in net assets resulting from operations         130,429,634       174,487,319
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (35,635,870)      (48,472,912)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,067,503)      (36,610,283)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,068,767)       (6,311,046)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (14,073,748)      (15,359,857)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,589,582)          (47,509)
==============================================================================================
    Decrease in net assets resulting from distributions          (76,435,470)     (106,801,607)
==============================================================================================
Share transactions-net:
  Class A                                                        (76,428,702)      (25,301,882)
----------------------------------------------------------------------------------------------
  Class B                                                       (138,618,229)     (146,494,803)
----------------------------------------------------------------------------------------------
  Class C                                                        (19,130,436)         (249,978)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (44,001,251)      223,068,292
----------------------------------------------------------------------------------------------
  Institutional Class                                             37,710,881         5,284,210
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (240,467,737)       56,305,839
==============================================================================================
    Net increase (decrease) in net assets                       (186,473,573)      123,991,551
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,273,409,468     1,149,417,917
==============================================================================================
  End of year (including undistributed net investment income
of $(2,394,963) and $(2,671,331), respectively)               $1,086,935,895    $1,273,409,468
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. LOWER-RATED SECURITIES -- The Fund may invest 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $200 million                                            0.625%
--------------------------------------------------------------------
Next $300 million                                             0.55%
--------------------------------------------------------------------
Next $500 million                                             0.50%
--------------------------------------------------------------------
Over $1 billion                                               0.45%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $11,191.

    For the year ended July 31, 2004, the advisor reimbursed the Fund for the economic loss of $837,926 for security rights that expired with value.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $91,307.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $316,855.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,510,765 for Class A, Class B, Class C and Investor Class share classes and $4,724 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $1,349,176, $3,597,514, $692,896 and $448,888, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $81,137 in front-end sales commissions from the sale of Class A shares and $460, $68,695 and $9,571 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION      MARKET VALUE        DIVIDEND
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)       07/31/05           INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,631,880      $175,241,128      $(188,873,008)        $   --          $      --          $411,960
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,631,880       175,241,128       (188,873,008)            --                 --           417,138
=========================================================================================================================
  Total           $27,263,760      $350,482,256      $(377,746,016)        $   --          $      --          $829,098
=========================================================================================================================


                  REALIZED
FUND             GAIN (LOSS)
---------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $   --
---------------
STIC Prime
  Portfolio-
  Institutional
  Class                --
===============
  Total            $   --
===============

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2005, the Fund engaged in securities purchases of $3,329,348.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $56,830.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $8,501 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the 55 days the borrowings were outstanding, was $13,753,357 with a weighted average interest rate of 2.99% and interest expense of $62,013. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005            2004
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $76,435,470    $106,801,607
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
-----------------------------------------------------------------------------
Undistributed ordinary income                                 $     1,259,400
-----------------------------------------------------------------------------
Unrealized appreciation-investments                                50,034,711
-----------------------------------------------------------------------------
Temporary book/tax differences                                     (1,230,423)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (2,033,371,377)
-----------------------------------------------------------------------------
Post-October capital loss deferral                                   (809,071)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   3,071,052,655
=============================================================================
Total net assets                                              $ 1,086,935,895
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of capital losses on defaulted bonds, bond premium amortization and other timing differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan expenses and income accruals for tax purposes on defaulted bonds.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $1,957,026,906 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund utilized $1,542,133 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  116,034,204
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,033,371,377
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO High Yield Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $675,188,918 and $889,951,208, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $5,060,000 par value, Senior Unsecured Notes, 9.50%, which was due March 1, 2005. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at July 31, 2005 was $(375,050).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 64,649,106
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,614,395)
==============================================================================
Net unrealized appreciation of investment securities             $ 50,034,711
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,014,149,475.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of sales of defaulted bonds, foreign currency transactions, bond premium adjustments and other differences on July 31, 2005, undistributed net investment income (loss) was increased by $1,785,371, undistributed net realized gain (loss) was decreased by $1,785,371. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005 (A)                          2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,573,005    $  73,526,758      87,902,041    $369,269,080
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,657,221       29,657,012      18,127,441      77,847,288
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,115,770       18,261,019      12,117,732      52,362,546
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             5,236,741       23,403,836       5,359,665      23,456,707
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        8,176,289       36,450,371       1,221,889       5,241,327
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       4,940,690       21,993,512       7,028,356      30,449,463
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,397,028       10,700,629       4,377,543      19,024,636
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         583,040        2,592,902         973,966       4,228,476
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             2,668,619       11,887,777       2,967,064      12,998,054
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          357,224        1,589,582          11,040          47,509
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --               --       3,472,810      14,863,500
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         625,758       2,692,622
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --       3,933,894      16,848,468
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --               --      67,146,021     287,723,965
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      11,709,707       52,212,914      13,318,518      57,901,548
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,666,231)     (52,212,914)    (13,278,261)    (57,901,548)
==========================================================================================================================
Reacquired:(e)
  Class A                                                     (50,211,301)    (224,161,886)   (116,337,900)   (497,785,473)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (28,348,661)    (126,762,956)    (43,628,313)   (188,157,801)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,013,060)     (39,984,357)    (16,972,525)    (73,689,468)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (17,761,843)     (79,292,864)    (23,123,659)   (101,110,434)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          (73,999)        (329,072)         (1,101)         (4,626)
==========================================================================================================================
                                                              (53,659,761)   $(240,467,737)     15,241,979    $ 56,305,839
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Investor Class shares commenced sales September 30, 2003.
(c)  Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business on October 31, 2003. INVESCO High Yield Fund's net assets at that date of $322,128,555, including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(e) Amount is net of redemption fees of $7,921, $5,281, $1,013, $3,107 and $308 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2005 and $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B, Class C,
     Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   4.31       $   4.10    $   3.70    $   4.92    $   7.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29           0.33(a)     0.37(a)     0.49(b)     0.68
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19           0.23        0.40       (1.19)      (2.03)
=========================================================================================================================
  Net increase from payments by affiliates                          --           0.00          --          --          --
=========================================================================================================================
    Total from investment operations                              0.48           0.56        0.77       (0.70)      (1.35)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)         (0.35)      (0.37)      (0.52)      (0.69)
=========================================================================================================================
  Return of capital                                                 --             --          --          --       (0.03)
=========================================================================================================================
  Distributions in excess of net investment income                  --             --          --          --       (0.01)
=========================================================================================================================
    Total distributions                                          (0.29)         (0.35)      (0.37)      (0.52)      (0.73)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00          --          --          --
=========================================================================================================================
Net asset value, end of period                                $   4.50       $   4.31    $   4.10    $   3.70    $   4.92
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  11.54%         13.92%      22.10%     (15.36)%    (19.98)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $502,770       $555,042    $547,092    $417,974    $683,845
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                          1.07%(d)(e)     1.05%(e)     1.16%     1.07%       0.99%
=========================================================================================================================
Ratio of net investment income to average net assets              6.47%(d)       7.68%       9.64%      11.15%(b)    11.98%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             59%            89%        101%         59%         55%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $539,670,396.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.08% and 1.06% for years ending 2005 and 2004, respectively.

'
NOTE 12--FINANCIAL HIGHLIGHTS--(CONTINUED)



                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                2005           2004         2003        2002        2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   4.33       $    4.12    $   3.71    $   4.93    $   7.01
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25            0.30(a)     0.34(a)     0.45(b)     0.64
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.20            0.23        0.41       (1.18)      (2.03)
==========================================================================================================================
  Net increase from payments by affiliates                          --            0.00          --          --          --
==========================================================================================================================
    Total from investment operations                              0.45            0.53        0.75       (0.73)      (1.39)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)          (0.32)      (0.34)      (0.49)      (0.65)
==========================================================================================================================
  Return of capital                                                 --              --          --          --       (0.03)
==========================================================================================================================
  Distributions in excess of net investment income                  --              --          --          --       (0.01)
==========================================================================================================================
    Total distributions                                          (0.26)          (0.32)      (0.34)      (0.49)      (0.69)
==========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00            0.00          --          --          --
==========================================================================================================================
Net asset value, end of period                                $   4.52       $    4.33    $   4.12    $   3.71    $   4.93
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  10.69%          13.06%(d)    21.44%    (15.99)%    (20.60)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $289,189       $ 411,088    $530,239    $469,408    $756,704
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.82%(e)(f)      1.80%(f)     1.91%     1.82%       1.75%
==========================================================================================================================
Ratio of net investment income to average net assets              5.72%(e)        6.93%       8.89%      10.40%(b)    11.22%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             59%             89%        101%         59%         55%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e)  Ratios are based on average daily net assets of $359,751,430.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                              YEAR ENDED JULY 31,
                                                              ---------------------------------------------------
                                                               2005       2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  4.31    $  4.10    $  3.70    $  4.92    $  6.99
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25       0.30(a)    0.34(a)    0.45(b)    0.65
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.20       0.23       0.40      (1.18)     (2.03)
-----------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         --       0.00         --         --         --
=================================================================================================================
    Total from investment operations                             0.45       0.53       0.74      (0.73)     (1.38)
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)     (0.32)     (0.34)     (0.49)     (0.65)
-----------------------------------------------------------------------------------------------------------------
  Return of capital                                                --         --         --         --      (0.03)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                 --         --         --         --      (0.01)
=================================================================================================================
    Total distributions                                         (0.26)     (0.32)     (0.34)     (0.49)     (0.69)
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00       0.00         --         --         --
=================================================================================================================
Net asset value, end of period                                $  4.50    $  4.31    $  4.10    $  3.70    $  4.92
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 10.73%     13.12%     21.22%    (16.02)%   (20.52)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,865    $75,971    $72,086    $50,060    $81,871
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)    1.80%(e)    1.91%    1.82%    1.75%
=================================================================================================================
Ratio of net investment income to average net assets             5.72%(d)    6.93%     8.89%     10.40%(b)   11.22%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            59%        89%       101%        59%        55%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $69,289,587.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                  SEPTEMBER 30, 2003
                                                                                     (DATE SALES
                                                               YEAR ENDED           COMMENCED) TO
                                                              JULY 31, 2005         JULY 31, 2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.32               $   4.20
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.29                   0.28(a)
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.20                   0.13
----------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                   0.00
====================================================================================================
    Total from investment operations                                0.49                   0.41
====================================================================================================
Less distributions from net investment income                      (0.30)                 (0.29)
====================================================================================================
Redemption fees added to shares of beneficial interest              0.00                   0.00
====================================================================================================
Net asset value, end of period                                  $   4.51               $   4.32
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                    11.54%                  9.93%(c)
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $191,508               $225,998
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.03%(d)               0.96%(e)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.04%(d)               1.03%(e)
====================================================================================================
Ratio of net investment income to average net assets                6.51%(d)               7.77%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                            59%                    89%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d)  Ratios are based on average daily net assets of $212,726,034.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ----------------------------------
                                                                                  APRIL 30, 2004
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              JULY 31, 2005       JULY 31, 2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.31             $   4.39
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.32                 0.09(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.18                (0.08)
------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                 0.00
================================================================================================
    Total from investment operations                                0.50                 0.01
================================================================================================
Less distributions from net investment income                      (0.31)               (0.09)
================================================================================================
Redemption fees added to shares of beneficial interest              0.00                 0.00
================================================================================================
Net asset value, end of period                                  $   4.50             $   4.31
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    11.99%                0.16%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 43,605             $  5,309
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.63%(c)             0.67%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.64%(c)             0.67%(d)
================================================================================================
Ratio of net investment income to average net assets                6.91%(c)             8.06%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                            59%                  89%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $22,281,118.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Income Fund
and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes of net assets of AIM Income Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Income Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-45a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-73.63%

ADVERTISING-0.18%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $    1,227,000      $  1,237,098
===============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.49%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $3,715,292)(a)(b)        3,115,000         3,340,246
===============================================================================

AUTOMOBILE MANUFACTURERS-0.78%

DaimlerChrysler North America Holding Corp.,
  Series D, Gtd. Floating Rate Medium Term
  Notes, 3.89%, 05/24/06(a)(c)                      2,700,000         2,702,470
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                       2,525,000         2,561,183
===============================================================================
                                                                      5,263,653
===============================================================================

BROADCASTING & CABLE TV-4.52%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10 (Acquired 09/15/00;
  Cost $3,572,748)(a)(d)                            3,600,000         3,141,000
-------------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 7.89%,
  04/01/09(a)(e)                                    1,480,000         1,533,650
-------------------------------------------------------------------------------
Charter Communications Operating, LLC/
  Charter Communications Operating Capital
  Corp., Sr. Second Lien Notes, 8.00%,
  04/30/12 (Acquired 05/11/04; Cost
  $1,771,000)(a)(b)                                 1,840,000         1,872,200
-------------------------------------------------------------------------------
Comcast Cable Communications,
  Sr. Unsec. Unsub. Notes, 6.38%, 01/30/06(a)       1,000,000         1,011,150
-------------------------------------------------------------------------------
Comcast Corp.,
  Sr. Sub. Deb., 10.63%, 07/15/12(a)                3,175,000         4,101,147
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                              2,170,000         2,200,575
-------------------------------------------------------------------------------
    8.38%, 11/01/05(a)                                330,000           335,082
-------------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(a)        5,930,000         6,265,401
-------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                       1,425,000         1,443,596
-------------------------------------------------------------------------------
CSC Holdings Inc.,
  Series B, Sr. Unsec. Unsub. Notes, 7.63%,
  04/01/11(a)                                         645,000           653,062
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07(a)              1,925,000         1,997,187
-------------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                           981,000           986,951
-------------------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24(a)                                4,320,000         5,113,109
===============================================================================
                                                                     30,654,110
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


CONSUMER FINANCE-9.56%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $2,339,002)(a)(b)(c)                         $    2,300,000      $  2,307,406
-------------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                  5,850,000         5,850,526
-------------------------------------------------------------------------------
  Medium Term Notes, 7.75%, 02/15/07(a)             2,875,000         2,949,232
-------------------------------------------------------------------------------
  Notes, 6.38%, 12/15/05(a)                           910,000           916,179
-------------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                              4,480,000         4,526,906
-------------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             17,305,000        17,481,511
-------------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                  1,510,000         1,520,781
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(a)(c)                                   13,890,000(f)     13,827,634
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(a)                                      15,315,000(f)     15,465,700
===============================================================================
                                                                     64,845,875
===============================================================================

DISTILLERS & VINTNERS-0.30%

Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12(a)                    1,900,000         2,047,250
===============================================================================

DIVERSIFIED BANKS-6.30%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04-11/22/04; Cost
  $4,228,740)(a)(b)(g)                              3,790,000         3,907,884
-------------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(g)                         3,229,000         3,341,724
-------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $598,887)(a)(b)            540,000           545,314
-------------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/21/05-
  04/22/05; Cost $6,649,844)(a)(b)                  5,340,000         6,962,239
-------------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(a)(c)                                    2,675,000         2,605,717
-------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03-
  11/22/04; Cost $6,116,283)(a)(b)                  4,840,000         5,322,742
-------------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)           2,100,000         2,350,194
-------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $2,100,000)(a)(b)(g)                              2,100,000         2,228,268
-------------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                         3,790,000         4,098,733
-------------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06(a)                                          75,000            79,711
-------------------------------------------------------------------------------


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(a)(e)(g)                               $    2,300,000      $  2,044,990
-------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(a)(e)             2,700,000         2,185,807
-------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(a)(e)(g)                   3,270,000         2,957,460
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                                2,080,000         2,749,136
-------------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(a)(g)                                1,350,000         1,386,207
===============================================================================
                                                                     42,766,126
===============================================================================

DIVERSIFIED CHEMICALS-0.72%

Dow Capital B.V. (Netherlands)-Series G,
  Medium Term Notes, 8.64%, 06/01/22(a)             3,780,000         4,872,836
===============================================================================

DIVERSIFIED METALS & MINING-0.37%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.38%, 09/01/05(a)                          2,500,000         2,506,375
===============================================================================

ELECTRIC UTILITIES-1.66%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)             895,000           903,189
-------------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                   3,050,000         3,146,288
-------------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $1,473,372)(a)(b)                  1,485,000         1,696,612
-------------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                         1,320,000         1,338,612
-------------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd Unsub. Global
  Notes, 6.50%, 02/25/08(a)                         4,075,000         4,188,366
===============================================================================
                                                                     11,273,067
===============================================================================

FOOD RETAIL-0.29%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                       1,840,000         1,968,800
===============================================================================

GAS UTILITIES-0.19%

Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                       1,285,000         1,295,601
===============================================================================

GENERAL MERCHANDISE STORES-0.14%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                                  920,000           952,200
===============================================================================

GOLD-0.46%

Newmont Mining Corp., Unsec. Notes, 5.88%,
  04/01/35(a)                                       3,100,000         3,085,337
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


HEALTH CARE FACILITIES-1.07%

HCA Inc.,
  Medium Term Notes, 8.85%, 01/01/07(a)        $    2,250,000      $  2,345,040
-------------------------------------------------------------------------------
  Notes, 7.00%, 07/01/07(a)                         4,755,000         4,923,137
===============================================================================
                                                                      7,268,177
===============================================================================

HEALTH CARE SERVICES-0.35%

Orlando Lutheran Towers Inc., Bonds, 7.75%,
  07/01/11(a)                                       2,395,000         2,385,803
===============================================================================

HOMEBUILDING-1.83%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)         2,725,000         2,973,656
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)              5,000,000         5,618,750
-------------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                       1,065,000         1,072,359
-------------------------------------------------------------------------------
Ryland Group, Inc. (The),
  Sr. Unsec. Unsub. Notes,
  8.00%, 08/15/06(a)                                  750,000           774,307
-------------------------------------------------------------------------------
  9.75%, 09/01/10(a)                                1,890,000         1,991,304
===============================================================================
                                                                     12,430,376
===============================================================================

HOTELS, RESORTS & CRUISE LINES-0.30%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                         1,945,000         2,037,387
===============================================================================

HOUSEWARES & SPECIALTIES-1.26%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                          8,310,000         8,544,757
===============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.28%

Calpine Generating Co., LLC, Sec. Floating
  Rate Global Notes, 9.09%, 04/01/10(a)(h)          1,845,000         1,886,512
===============================================================================

INDUSTRIAL CONGLOMERATES-0.53%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                       1,700,000         1,720,485
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                         675,000           686,178
-------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)                                 1,155,000         1,188,356
===============================================================================
                                                                      3,595,019
===============================================================================

INTEGRATED OIL & GAS-3.35%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                       6,630,000         7,839,842
-------------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                       4,185,000         4,468,576
-------------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)       3,650,000         3,758,843
-------------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)                  6,000,000         6,637,500
===============================================================================
                                                                     22,704,761
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-4.32%

France Telecom S.A. (France),
  Sr. Unsec. Global Notes,
  7.20%, 03/01/06(a)                           $      660,000      $    672,454
-------------------------------------------------------------------------------
  8.50%, 03/01/31(a)                                2,190,000         3,025,156
-------------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                     955,000           959,680
-------------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                       2,670,000         2,616,600
-------------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                         1,250,000         1,269,500
-------------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)              1,735,000         2,345,599
-------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)                          3,110,000         3,293,117
-------------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)                   4,410,000         5,819,304
-------------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)              1,964,000         2,222,246
-------------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                          2,550,000         2,700,552
-------------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                         3,055,000         3,229,624
-------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                          1,205,000         1,175,911
===============================================================================
                                                                     29,329,743
===============================================================================

INVESTMENT BANKING & BROKERAGE-0.50%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(a)                         3,200,000         3,418,400
===============================================================================

LIFE & HEALTH INSURANCE-1.81%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,314,253)(a)(b)        1,330,000         1,394,505
-------------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04-
  01/29/04; Cost $9,072,931)(a)(b)(i)               7,715,000         9,256,071
-------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                                1,575,000         1,645,655
===============================================================================
                                                                     12,296,231
===============================================================================

METAL & GLASS CONTAINERS-0.56%

Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                       1,025,000         1,135,188
-------------------------------------------------------------------------------
Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                       2,465,000         2,680,688
===============================================================================
                                                                      3,815,876
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


MOVIES & ENTERTAINMENT-0.45%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)              $    1,600,000      $  2,006,816
-------------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                  1,000,000         1,013,980
===============================================================================
                                                                      3,020,796
===============================================================================

MULTI-LINE INSURANCE-0.58%

Allmerica Financial Corp., Sr. Unsec. Unsub.
  Deb., 7.63%, 10/15/25(a)                          3,670,000         3,948,186
===============================================================================

MULTI-UTILITIES-0.96%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                                2,121,761         2,402,894
-------------------------------------------------------------------------------
DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                                1,320,000         1,342,770
-------------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                                2,750,000         2,776,373
===============================================================================
                                                                      6,522,037
===============================================================================

MUNICIPALITIES-5.01%

Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                                  700,000           688,625
-------------------------------------------------------------------------------
  5.20%, 02/15/35(a)                                1,375,000         1,379,785
-------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(a)(i)                             1,430,000         1,394,994
-------------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB,
  4.87%, 07/15/16(a)                                1,185,000         1,183,519
-------------------------------------------------------------------------------
  5.22%, 07/15/20(a)                                1,400,000         1,412,432
-------------------------------------------------------------------------------
  5.28%, 01/15/22(a)                                  900,000           909,000
-------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(i)                                    7,800,000         8,151,000
-------------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(i)           3,550,000         3,908,905
-------------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Taxable Series 2005 RB,
  4.41%, 11/15/14(a)(i)                             1,275,000         1,277,856
-------------------------------------------------------------------------------
  5.25%, 11/15/24(a)(i)                               900,000           920,790
-------------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)          1,450,000         1,451,813
-------------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005 K RB, 5.25%,
  12/15/14(a)(i)                                      650,000           722,586
-------------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO, 4.83%, 06/30/28(a)(i)             1,900,000         1,839,314
-------------------------------------------------------------------------------


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(i)                        $    2,500,000      $  2,471,775
-------------------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                             3,700,000         3,678,873
-------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.41%, 07/10/30(a)(i)(j)                          2,700,000         2,593,620
===============================================================================
                                                                     33,984,887
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.71%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                         3,015,000         3,316,500
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $2,676,054)(a)(b)                                 2,695,000         2,664,277
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                       7,725,000         9,367,335
-------------------------------------------------------------------------------
Petrozuata Finance, Inc. (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $3,288,231)(a)(b)                  3,102,104         3,040,062
===============================================================================
                                                                     18,388,174
===============================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.14%

Enterprise Products Operating L.P.,
  Sr. Notes, 4.95%, 06/01/10(a)                       665,000           661,170
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 7.50%,
  02/01/11(a)                                         265,000           292,934
===============================================================================
                                                                        954,104
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-6.75%

ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(g)                    3,200,000         3,719,584
-------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-07/28/05; Cost
  $7,736,351)(a)(b)(g)                              6,845,000         7,600,962
-------------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(a)                         3,300,000         3,333,924
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Series
  1999-2, Global Bonds, 9.69%, 08/15/09(a)          3,914,250         4,314,482
-------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)       2,966,667         3,063,499
-------------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $5,321,432)(a)(b)                            5,325,000         5,114,450
-------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Class A, Sr. Floating Rate Notes, 3.98%,
  01/25/36 (Acquired 03/21/05; Cost
  $3,200,000)(a)(b)(c)(k)                           3,200,000         3,202,000
-------------------------------------------------------------------------------

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $5,704,016)(a)(b)    $    4,921,111      $  5,894,064
-------------------------------------------------------------------------------
Toll Road Investors Partnership II, L.P.-
  Series A, Bonds, 5.50%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $6,037,929)(a)(b)(i)(l)                          51,600,000         6,228,430
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(g)               3,000,000         3,316,044
===============================================================================
                                                                     45,787,439
===============================================================================

PROPERTY & CASUALTY INSURANCE-3.65%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                           615,000           637,214
-------------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)              1,400,000         1,533,140
-------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(a)                    8,100,000         8,919,558
-------------------------------------------------------------------------------
Markel Capital Trust I-Series B, Gtd. Trust
  Pfd. Notes, 8.71%, 01/01/46(a)                    2,000,000         2,161,240
-------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $4,685,932)(a)(b)         4,392,000         4,652,709
-------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 01/21/04-
  06/09/05; Cost $7,040,963)(a)(b)                  6,800,000         6,836,380
===============================================================================
                                                                     24,740,241
===============================================================================

RAILROADS-0.10%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                         675,000           682,580
===============================================================================

REAL ESTATE-1.27%

Health Care Property Investors, Inc., Notes,
  5.63%, 05/01/17(a)                                2,290,000         2,282,947
-------------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                       1,300,000         1,308,073
-------------------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)                  1,860,000         1,973,925
-------------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                    1,000,000         1,017,720
-------------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                       1,825,000         2,021,188
===============================================================================
                                                                      8,603,853
===============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.45%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                       3,000,000         3,078,720
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

REGIONAL BANKS-1.47%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)   $    6,550,000      $  6,780,757
-------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 3.90%, 06/01/28(a)(c)                 1,160,000         1,093,114
-------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                       2,120,000         2,107,068
===============================================================================
                                                                      9,980,939
===============================================================================

REINSURANCE-0.58%

GE Global Insurance Holding Corp.,
  Unsec. Notes,
  7.00%, 02/15/26(a)                                1,775,000         1,885,139
-------------------------------------------------------------------------------
  7.75%, 06/15/30(a)                                1,825,000         2,076,905
===============================================================================
                                                                      3,962,044
===============================================================================

RESTAURANTS-0.52%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                       2,765,000         2,882,761
-------------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                         650,000           668,883
===============================================================================
                                                                      3,551,644
===============================================================================

SOVEREIGN DEBT-3.29%

Federative Republic of Brazil (Brazil),
  Series EI-L, Floating Rate Bonds, 4.25%,
  04/15/06(a)(e)                                    1,472,000         1,475,652
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Bonds, 11.00%,
  08/17/40(a)                                       1,825,000         2,153,500
-------------------------------------------------------------------------------
Russian Federation (Russia),
  REGS, Unsec. Unsub. Euro Bonds, 10.00%,
  06/26/07 (Acquired 05/14/04; Cost
  $4,428,938)(a)(b)                                 3,950,000         4,338,680
-------------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost
  $4,246,447)(a)(b)(m)                              4,715,000         5,243,080
-------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                                1,355,000         1,467,465
-------------------------------------------------------------------------------
  7.50%, 04/08/33(a)                                6,690,000         7,664,064
===============================================================================
                                                                     22,342,441
===============================================================================

SPECIALTY CHEMICALS-0.67%

Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                     10,000            11,000
-------------------------------------------------------------------------------
Stauffer Chemical, Deb., 5.54%, 04/15/18
  (Acquired 07/25/05; Cost
  $4,509,189)(b)(k)(l)                              8,950,000         4,509,117
===============================================================================
                                                                      4,520,117
===============================================================================

THRIFTS & MORTGAGE FINANCE-0.64%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                         700,000           708,708
-------------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(a)                    3,305,000         3,650,769
===============================================================================
                                                                      4,359,477
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


TOBACCO-0.17%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                  $    1,165,000      $  1,177,594
===============================================================================

TRADING COMPANIES & DISTRIBUTORS-1.03%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05-
  03/03/05; Cost $7,063,757)(a)(b)                  6,225,000         6,954,695
===============================================================================

TRUCKING-1.07%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                                6,675,000         7,228,825
===============================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $496,574,166)                                     499,610,409
===============================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.45%(N)

AUSTRALIA-1.55%

New South Wales Treasury Corp. (Sovereign
  Debt)-Series 14RG, Gtd. Euro Bonds, 5.50%,
  08/01/14(a)                 AUD                  13,800,000        10,554,208
===============================================================================

CANADA-0.57%

Canadian Government (Sovereign Debt)- Series
  A55, Gtd. Bonds, 8.00%, 06/01/23(a)     CAD       3,200,000         3,839,059
===============================================================================

CAYMAN ISLANDS-0.62%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97-06/16/03; Cost
  $3,282,253)(a)(b)       GBP                       2,040,293         4,199,413
===============================================================================

GERMANY-1.82%

Bundesrepublik Deutschland (Sovereign Debt),
  Series 03, Euro Bonds, 4.75%, 07/04/34(a)
                  EUR                               6,000,000         8,566,068
-------------------------------------------------------------------------------
  Series 94, Euro Bonds, 6.25%, 01/04/24(a)
                  EUR                               2,300,000         3,768,971
===============================================================================
                                                                     12,335,039
===============================================================================

ITALY-0.49%

Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD       4,310,000         3,301,815
===============================================================================

JAPAN-0.71%

Takefuji Corp. (Consumer Finance), Sr. Unsec.
  Medium Term Euro Notes, 1.01%,
  03/01/34(a)                 JPY               1,000,000,000         4,844,977
===============================================================================

LUXEMBOURG-0.49%

International Bank for Reconstruction &
  Development (The) (Diversified Banks)-
  Series E, Sr. Unsec. Medium Term Global
  Notes, 6.35%, 08/20/07(a)(l)          NZD         5,600,000         3,350,881
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

SPAIN-0.70%

Spanish Government (Sovereign Debt), Euro
  Bonds, 4.20%, 01/31/37(a)           EUR           3,650,000      $  4,763,476
===============================================================================

UNITED KINGDOM-0.50%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 5.00%, 09/07/14(a)      GBP         1,825,000         3,376,661
===============================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $48,346,788)                                       50,565,529
===============================================================================

U.S. MORTGAGE-BACKED SECURITIES-7.88%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-4.38%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                           $       52,499            54,647
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(a)                       86,642            90,785
-------------------------------------------------------------------------------
  6.50%, 04/01/16 to 01/01/35(a)                    3,172,747         3,286,203
-------------------------------------------------------------------------------
  5.50%, 09/01/16 to 12/01/33(a)                    3,950,451         3,995,183
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 11/01/33(a)                    2,026,986         2,083,531
-------------------------------------------------------------------------------
  7.50%, 06/01/30(a)                                    4,988             5,327
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(o)                            20,500,000        20,173,281
===============================================================================
                                                                     29,688,957
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.77%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                      395,029           421,163
-------------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(a)                      731,683           769,102
-------------------------------------------------------------------------------
  6.50%, 09/01/16 to 09/01/34(a)                    3,558,671         3,685,791
-------------------------------------------------------------------------------
  6.00%, 07/01/17 to 01/01/19(a)                    2,127,830         2,199,224
-------------------------------------------------------------------------------
  5.00%, 01/01/18 to 09/01/18(a)                      787,793           790,459
-------------------------------------------------------------------------------
  8.50%, 10/01/28(a)                                  117,013           127,683
-------------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32(a)                      507,643           545,302
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20(a)(o)                             2,295,080         2,300,818
-------------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(o)                 5,825,486         5,871,520
-------------------------------------------------------------------------------
  6.00%, 08/01/35(a)(o)                             2,036,700         2,081,253
===============================================================================
                                                                     18,792,315
===============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.73%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                      389,563      $    419,148
-------------------------------------------------------------------------------
  8.50%, 11/15/24(a)                                  192,603           212,279
-------------------------------------------------------------------------------
  8.00%, 09/20/26(a)                                   84,803            91,126
-------------------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32(a)                    1,222,437         1,278,388
-------------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31(a)                       38,263            40,434
-------------------------------------------------------------------------------

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  6.00%, 12/15/31 to 02/15/33(a)               $    1,233,073         1,269,012
-------------------------------------------------------------------------------
  5.50%, 02/15/34(a)                                1,630,829         1,652,592
===============================================================================
                                                                      4,962,979
===============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $53,714,468)                                             53,444,251
===============================================================================

ASSET-BACKED SECURITIES-6.75%

AEROSPACE & DEFENSE-0.45%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., 6.66%, 09/15/13 (Acquired 02/09/05;
  Cost $3,118,543)(a)(b)(i)                         2,809,878         3,060,434
===============================================================================

CONSUMER RECEIVABLES-0.63%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  4.08%, 10/25/36 (Acquired 03/24/04-
  05/26/04; Cost $4,246,527)(b)(c)(k)               4,287,875         4,244,996
===============================================================================

MULTI-SECTOR HOLDINGS-0.22%

Longport Funding Ltd. (Cayman Islands)-
  Series 2005-2A, Class A1J, Floating Rate
  Bonds, 3.69%, 02/03/40 (Acquired 03/31/05;
  Cost $1,500,000)(b)(c)(k)                         1,500,000         1,500,000
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.27%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/27/05; Cost $8,764,502)(a)(b)         7,620,000         9,344,558
-------------------------------------------------------------------------------
Lilacs Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/11/64 (Acquired 07/14/05,
  Cost $1,500,000)(b)(k)                            1,500,000         1,500,000
-------------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 12/12/03-
  11/04/04; Cost $3,512,705)(b)(k)                  3,500,000         3,528,700
-------------------------------------------------------------------------------
Patrons' Legacy 2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired 04/30/04; Cost
  $10,000,000)(b)(k)                               10,000,000        10,227,000
-------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.35%, (Acquired
  12/07/04; Cost $4,400,000)(a)(b)(g)(h)            4,400,000         4,386,048
===============================================================================
                                                                     28,986,306
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $4,327,916)(a)(b)                                 4,300,000         4,354,739
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

REINSURANCE-0.54%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $3,600,000)(a)(b)                       $    3,600,000      $  3,650,868
===============================================================================
    Total Asset-Backed Securities (Cost
      $44,956,249)                                                   45,797,343
===============================================================================

                                                   SHARES
WARRANTS & OTHER EQUITY INTERESTS-4.64%

BROADCASTING & CABLE TV-0.00%

ONO Finance PLC (United Kingdom)-REGS- Wts.,
  expiring 01/05/09 (Acquired 07/30/99; Cost
  $0)(b)(k)(p)(q)                                         300                 0
===============================================================================

DIVERSIFIED BANKS-0.59%

HSBC Capital Funding L.P./Jersey Channel
  Islands (United Kingdom), 4.61% Pfd.
  (Acquired 11/05/03; Cost $3,869,958)(a)(b)        4,150,000         3,979,850
===============================================================================

DIVERSIFIED CAPITAL MARKETS-0.74%

UBS Preferred Funding Trust I, 8.62% Pfd.(a)        4,300,000         5,047,125
===============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B,
  Pfd.-Wts., expiring 11/05/09 (Acquired
  06/13/00; Cost $0)(b)(k)(p)(q)                        3,845                 0
-------------------------------------------------------------------------------
O'Sullivan Industries, Inc-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost
  $0)(b)(k)(p)(q)                                       3,845                 0
===============================================================================
                                                                              0
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(p)              17,844                98
-------------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost
  $48,673)(b)(k)(p)(q)                                  6,485                 0
===============================================================================
                                                                             98
===============================================================================

LIFE & HEALTH INSURANCE-0.31%

Aegon N.V. (Netherlands), 6.38% Pfd.                   83,000         2,131,440
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.12%

ABN AMRO XVIII Custodial Receipts- Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,799,995)(b)(k)(r)                                     18         1,800,000
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired 03/17/04-
  09/28/04; Cost $6,529,479)(a)(b)(c)                   6,700         6,638,729
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      MARKET
                                                   SHARES             VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $2,050,610)(a)(b)(c)                                  2,100         2,051,051
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $3,885,868)(a)(b)(c)                                  4,000      $  3,885,484
===============================================================================
                                                                     14,375,264
===============================================================================

THRIFTS & MORTGAGE FINANCE-0.88%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(s)                                              59,700         2,967,090
-------------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(s)                                              59,700         2,996,940
===============================================================================
                                                                      5,964,030
===============================================================================
    Total Warrants & Other Equity Interests
      (Cost $31,590,136)                                             31,497,807
===============================================================================

                                                 PRINCIPAL
                                                   AMOUNT

U.S. TREASURY SECURITIES-1.78%

U.S. TREASURY INFLATION-INDEXED BONDS-0.24%

2.00%, 07/15/14(a)                             $    1,650,272(t)      1,668,581
===============================================================================

U.S. TREASURY STRIPS-1.54%

4.76%, 02/15/23(a)(u)                               9,225,000         4,107,985
-------------------------------------------------------------------------------
4.54%, 05/15/25(a)(u)                               6,600,000         2,650,296
-------------------------------------------------------------------------------
4.71%, 08/15/28(a)(u)                              10,475,000         3,669,497
===============================================================================
                                                                     10,427,778
===============================================================================
    Total U.S. Treasury Securities (Cost
      $12,029,727)                                                   12,096,359
===============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.51%

FEDERAL HOME LOAN BANK-0.49%

Unsec. Global Bonds, 4.10%, 06/13/08(a)             3,400,000         3,362,464
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.02%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09(a)(h)                             7,000,000         6,898,850
===============================================================================
    Total U.S. Government Agency Securities
      (Cost $10,379,905)                                             10,261,314
===============================================================================

BUNDLED SECURITIES-0.29%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/05 (Acquired 07/20/05; Cost
  $1,927,667)(a)(b)                                 1,835,000         1,932,332
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

                                                                      MARKET
                                                   SHARES             VALUE
-------------------------------------------------------------------------------

MONEY MARKET FUNDS-0.19%

Liquid Assets Portfolio-Institutional
  Class(v)                                            635,346      $    635,346
-------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(v)           635,346           635,346
===============================================================================
    Total Money Market Funds (Cost
      $1,270,692)                                                     1,270,692
===============================================================================
TOTAL INVESTMENTS-104.12% (Cost $700,789,798)                       706,476,036
===============================================================================
OTHER ASSETS LESS LIABILITIES-(4.12%)                               (27,930,486)
===============================================================================
NET ASSETS-100.00%                                                 $678,545,550
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

AUD      - Australian Dollar
CAD      - Canadian Dollar
Ctfs.    - Certificates
Deb.     - Debentures
CARS     - Convertible Auction Rate Securities
EUR      - Euro
GBP      - British Pound Sterling
GO       - General Obligation Bonds
Gtd.     - Guaranteed
JPY      - Japanese Yen
NZD      - New Zealand Dollar
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $669,799,963, which represented 94.81% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $176,584,951, which represented 26.02% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest and/or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at July 31, 2005 represented less than 1% of the Fund's Total Investments.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 8.
(g) Perpetual bond with no specified maturity date.
(h) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(i) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $30,511,813, which represented 4.50% of the Fund's Net Assets.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(m) Step bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Foreign denominated security. Par value is denominated in currency indicated.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was less than 1% of the Fund's Total Investments. See Note 1A.
(r) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(s) Interest rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(t) Principal amount of security and interest payments are adjusted for inflation.
(u) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(v) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $699,519,106)                                $ 705,205,344
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,270,692)                                1,270,692
============================================================
    Total investments (cost $700,789,798)        706,476,036
============================================================
Foreign currencies, at market value (cost
  $116,114)                                          115,428
============================================================
Receivables for:
  Investments sold                                12,454,850
------------------------------------------------------------
  Fund shares sold                                   713,440
------------------------------------------------------------
  Dividends and interest                          10,200,553
------------------------------------------------------------
  Investments matured (Note 10)                      726,750
------------------------------------------------------------
  Foreign currency contracts closed                  387,419
------------------------------------------------------------
  Foreign currency contracts outstanding             224,879
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               169,805
------------------------------------------------------------
Other assets                                          46,774
============================================================
    Total assets                                 731,515,934
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           49,436,081
------------------------------------------------------------
  Fund shares reacquired                           1,416,622
------------------------------------------------------------
  Amount due custodian                               264,908
------------------------------------------------------------
  Dividends                                          752,754
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 230,983
------------------------------------------------------------
  Variation margin                                   351,794
------------------------------------------------------------
Accrued distribution fees                            256,343
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,179
------------------------------------------------------------
Accrued transfer agent fees                          148,119
------------------------------------------------------------
Accrued operating expenses                           110,601
============================================================
    Total liabilities                             52,970,384
============================================================
Net assets applicable to shares outstanding    $ 678,545,550
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 958,064,378
------------------------------------------------------------
Undistributed net investment income                 (431,314)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                     (284,152,288)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts         5,064,774
============================================================
                                               $ 678,545,550
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 356,661,340
____________________________________________________________
============================================================
Class B                                        $ 156,363,278
____________________________________________________________
============================================================
Class C                                        $  32,304,520
____________________________________________________________
============================================================
Class R                                        $   2,371,058
____________________________________________________________
============================================================
Investor Class                                 $ 130,845,354
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,741,259
____________________________________________________________
============================================================
Class B                                           23,974,739
____________________________________________________________
============================================================
Class C                                            4,967,909
____________________________________________________________
============================================================
Class R                                              364,412
____________________________________________________________
============================================================
Investor Class                                    20,050,081
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        6.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.52 divided
      by 95.25%)                               $        6.85
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        6.52
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        6.50
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        6.51
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $        6.53
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $37,538,154
-------------------------------------------------------------------------
Dividends                                                         609,114
-------------------------------------------------------------------------
Dividends from affiliates                                         216,464
=========================================================================
    Total investment income                                    38,363,732
=========================================================================

EXPENSES:

Advisory fees                                                   2,997,579
-------------------------------------------------------------------------
Administrative services fees                                      207,412
-------------------------------------------------------------------------
Custodian fees                                                    110,167
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         922,383
-------------------------------------------------------------------------
  Class B                                                       1,765,662
-------------------------------------------------------------------------
  Class C                                                         347,654
-------------------------------------------------------------------------
  Class R                                                           9,621
-------------------------------------------------------------------------
  Investor Class                                                  364,083
-------------------------------------------------------------------------
Transfer agent fees                                             1,786,407
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          41,529
-------------------------------------------------------------------------
Other                                                             451,944
=========================================================================
    Total expenses                                              9,004,441
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (102,994)
=========================================================================
    Net expenses                                                8,901,447
=========================================================================
Net investment income                                          29,462,285
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         9,775,218
-------------------------------------------------------------------------
  Foreign currencies                                              198,194
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,860,769)
-------------------------------------------------------------------------
  Futures contracts                                             5,443,724
=========================================================================
                                                               13,556,367
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         4,311,873
-------------------------------------------------------------------------
  Foreign currencies                                               (7,361)
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,174,522)
-------------------------------------------------------------------------
  Futures contracts                                            (2,732,140)
=========================================================================
                                                                  397,850
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             13,954,217
=========================================================================
Net increase in net assets resulting from operations          $43,416,502
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  29,462,285    $ 33,057,226
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                    13,556,367      15,061,062
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                                 397,850       1,249,583
===========================================================================================
    Net increase in net assets resulting from operations         43,416,502      49,367,871
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (23,725,927)    (24,850,068)
-------------------------------------------------------------------------------------------
  Class B                                                       (10,055,364)    (12,157,590)
-------------------------------------------------------------------------------------------
  Class C                                                        (1,984,217)     (2,104,961)
-------------------------------------------------------------------------------------------
  Class R                                                          (116,637)        (52,031)
-------------------------------------------------------------------------------------------
  Investor Class                                                 (9,373,602)     (8,381,763)
===========================================================================================
    Decrease in net assets resulting from distributions         (45,255,747)    (47,546,413)
===========================================================================================
Share transactions-net:
  Class A                                                       (27,027,949)    (64,220,848)
-------------------------------------------------------------------------------------------
  Class B                                                       (39,542,595)    (61,960,399)
-------------------------------------------------------------------------------------------
  Class C                                                        (4,539,854)     (5,120,031)
-------------------------------------------------------------------------------------------
  Class R                                                         1,056,744         832,304
-------------------------------------------------------------------------------------------
  Investor Class                                                (32,922,939)    166,418,910
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (102,976,593)     35,949,936
===========================================================================================
    Net increase (decrease) in net assets                      (104,815,838)     37,771,394
===========================================================================================

NET ASSETS:

  Beginning of year                                             783,361,388     745,589,994
===========================================================================================
  End of year (including undistributed net investment income
    of $(431,314) and $2,486,825, respectively).              $ 678,545,550    $783,361,388
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $947.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $84,710.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $207,412.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $1,786,407.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $922,383, $1,765,662, $347,654, $9,621, and $364,083, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $78,768 in front-end sales commissions from the sale of Class A shares and $2,129, $48,430, $4,946 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                    MARKET                                               UNREALIZED         MARKET
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,398,721       $124,379,712      $(127,143,087)      $       --       $  635,346      $ 50,567     $       --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,398,721        124,379,712       (127,143,087)              --          635,346        51,010             --
==================================================================================================================================
  Subtotal        $6,797,442       $248,759,424      $(254,286,174)      $       --       $1,270,692      $101,577     $       --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS IN OTHER AFFILIATES:

    The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED         MARKET
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  B, 2.91%
  Floating Rate
  Pfd.            $   600,000      $         --      $    (600,000)      $       --       $       --      $ 13,786     $       --
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  C, 2.91%
  Floating Rate
  Pfd.              1,500,000                --         (1,500,000)              --               --        34,466             --
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  D, 2.91%
  Floating Rate
  Pfd.              2,900,000                --         (2,900,000)              --               --        66,635             --
==================================================================================================================================
  Subtotal        $ 5,000,000      $         --      $  (5,000,000)      $       --       $       --      $114,887     $       --
==================================================================================================================================
  Total           $11,797,442      $248,759,424      $(259,286,174)      $       --       $1,270,692      $216,464     $       --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $17,337.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $6,671 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the Fund had average borrowings for the 16 days the borrowings were outstanding, in the amount of $3,966,869 with a weighted average interest of 2.82% and interest expense of $4,900. During the year ended July 31, 2005, the Fund did not lend under this facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under this facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                             CONTRACT TO                             UNREALIZED
SETTLEMENT                                                            --------------------------                    APPRECIATION
DATE                                               CURRENCY             DELIVER        RECEIVE         VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
08/12/05                                    Japanese Yen              520,000,000    $ 4,970,274    $ 4,631,380      $ 338,894
---------------------------------------------------------------------------------------------------------------------------------
09/13/05                                    British Pound Sterling        350,000        632,527        614,407         18,120
---------------------------------------------------------------------------------------------------------------------------------
09/16/05                                    New Zealand Dollar          4,680,000      3,281,990      3,169,195        112,795
---------------------------------------------------------------------------------------------------------------------------------
09/29/05                                    Canadian Dollar             4,300,000      3,503,911      3,518,245        (14,334)
---------------------------------------------------------------------------------------------------------------------------------
10/19/05                                    Euro                       13,800,000     16,677,300     16,791,778       (114,478)
---------------------------------------------------------------------------------------------------------------------------------
10/20/05                                    Australian Dollar          17,300,000     12,923,100     13,039,218       (116,118)
=================================================================================================================================
                                                                                     $41,989,102    $41,764,223      $ 224,879
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--FUTURES CONTRACTS

On July 31, 2005, $10,300,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                               NO. OF         MONTH/          MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        68       Sep-06/Long     $ 16,240,950      $  (7,140)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                       198       Dec-06/Long       47,272,500       (111,265)
-------------------------------------------------------------------------------------------------------------------------
Japanese Government 10 Year Bonds                                 12       Sep-05/Short     (14,934,496)        83,337
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      481       Sep-05/Long       53,383,484       (794,861)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       39       Sep-05/Long        4,497,188          1,024
=========================================================================================================================
                                                                                           $106,459,626      $(828,905)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income:                      $45,255,747    $47,546,413
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
-----------------------------------------------------------------------------
Undistributed ordinary income                                   $   4,856,512
-----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments              (1,714,787)
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (316,484)
-----------------------------------------------------------------------------
Capital loss carryover                                           (278,116,330)
-----------------------------------------------------------------------------
Post-October Capital loss deferral                                 (4,227,739)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     958,064,378
=============================================================================
  Total Equity                                                  $ 678,545,550
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts, and differing treatment of bond premium amortization, partnerships and defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation (depreciation) on foreign currencies of $(17,438) and appreciation on futures contracts of $83,337.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $205,576,492 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2006                                                 $  8,811,288
---------------------------------------------------------------------------
July 31, 2007                                                   25,933,590
---------------------------------------------------------------------------
July 31, 2008                                                   40,380,261
---------------------------------------------------------------------------
July 31, 2009                                                   36,238,439
---------------------------------------------------------------------------
July 31, 2010                                                   96,935,672
---------------------------------------------------------------------------
July 31, 2011                                                   67,966,234
---------------------------------------------------------------------------
July 31, 2013                                                    1,850,846
===========================================================================
Total capital loss carryforward                               $278,116,330
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 23, 2003, the date of the reorganization of AIM Global Income Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $610,288,101 and $700,935,996, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $850,000 par value, Series B Senior Unsecured Notes, 9.25%, which were due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  9,744,823
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (11,525,509)
==============================================================================
Net unrealized appreciation of investment securities             $ (1,780,686)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $708,256,722.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership transactions, bond premium amortization, paydowns on mortgage-backed securities, defaulted bonds and capital loss carryforward limitations, on July 31, 2005, undistributed net investment income was increased by $12,875,323, undistributed net realized gain (loss) was decreased by $(11,424,832) and shares of beneficial interest decreased by $(1,450,491). This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                          2005                            2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,293,937    $  54,548,610     10,509,207    $  69,615,024
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,615,616       23,824,897      3,486,485       23,152,163
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,037,334        6,818,998      1,363,257        9,045,558
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         218,153        1,434,231        182,093        1,204,694
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             3,094,081       20,402,173      3,753,160       24,979,653
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,745,732       18,083,697      2,883,800       19,119,681
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,086,772        7,164,424      1,335,831        8,868,205
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         237,059        1,558,115        250,635        1,658,843
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          17,672          116,088          7,873           52,039
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,277,149        8,425,538      1,141,666        7,586,388
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                              --               --        768,863        5,095,481
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         93,808          622,323
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        265,700        1,758,132
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                                    --               --     33,350,556      221,411,294
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,131,500       14,027,383      2,719,060       18,035,639
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,129,425)     (14,027,383)    (2,714,995)     (18,035,639)
==========================================================================================================================
Reacquired:
  Class A                                                     (17,262,658)    (113,687,639)   (26,596,888)    (176,086,673)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,574,545)     (56,504,533)   (11,571,725)     (76,567,451)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,966,402)     (12,916,967)    (2,662,267)     (17,582,564)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (75,258)        (493,575)       (64,441)        (424,429)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (9,376,304)     (61,750,650)   (13,190,227)     (87,558,425)
==========================================================================================================================
                                                              (15,629,587)   $(102,976,593)     5,311,451    $  35,949,936
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business on October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230, including $3,699,693 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                      ---------------------------------------------------------------------------
                                                        2005               2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   6.54           $   6.51       $   6.20       $   6.91          $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.28(a)            0.28(a)        0.34(a)        0.44(a)(b)        0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.12               0.15           0.35          (0.70)            (0.23)
=================================================================================================================================
    Total from investment operations                      0.40               0.43           0.69          (0.26)             0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.42)             (0.40)         (0.38)         (0.43)            (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --                 --             --          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                                  (0.42)             (0.40)         (0.38)         (0.45)            (0.53)
=================================================================================================================================
Net asset value, end of period                        $   6.52           $   6.54       $   6.51       $   6.20          $   6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           6.27%              6.64%         11.36%         (4.05)%            4.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $356,661           $384,741       $446,526       $281,966          $346,967
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.01%(d)(e)        0.99%(e)       1.02%          0.96%             0.95%
=================================================================================================================================
Ratio of net investment income to average net assets      4.27%(d)           4.25%          5.19%          6.57%(b)          7.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     85%               155%           141%            70%               83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $368,953,207.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02% and 1.00% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                         2005              2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   6.55          $   6.52       $   6.21       $   6.92          $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.23(a)           0.23(a)        0.29(a)        0.39(a)(b)        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.11              0.15           0.35          (0.70)            (0.23)
=================================================================================================================================
    Total from investment operations                       0.34              0.38           0.64          (0.31)             0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.37)            (0.35)         (0.33)         (0.38)            (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --                --             --          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                                   (0.37)            (0.35)         (0.33)         (0.40)            (0.47)
=================================================================================================================================
Net asset value, end of period                         $   6.52          $   6.55       $   6.52       $   6.21          $   6.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            5.32%             5.86%         10.53%         (4.76)%            3.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $156,363          $196,237       $256,642       $216,710          $237,118
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.76%(d)(e)       1.74%(e)       1.77%          1.71%             1.71%
=================================================================================================================================
Ratio of net investment income to average net assets       3.52%(d)          3.50%          4.44%          5.82%(b)          6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      85%              155%           141%            70%               83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $176,566,177.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                            ---------------------------------------------------------------------
                                                             2005             2004          2003          2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  6.53          $  6.51       $  6.19       $  6.91          $  7.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.23(a)          0.23(a)       0.29(a)       0.39(a)(b)       0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.11             0.14          0.36         (0.71)           (0.23)
=================================================================================================================================
    Total from investment operations                           0.34             0.37          0.65         (0.32)            0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.37)           (0.35)        (0.33)        (0.38)           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                              --               --            --         (0.02)           (0.02)
=================================================================================================================================
    Total distributions                                       (0.37)           (0.35)        (0.33)        (0.40)           (0.47)
=================================================================================================================================
Net asset value, end of period                              $  6.50          $  6.53       $  6.51       $  6.19          $  6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                5.34%            5.72%        10.73%        (4.92)%           3.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $32,305          $36,947       $41,912       $37,769          $44,216
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.76%(d)(e)      1.74%(e)      1.77%         1.71%            1.71%
=================================================================================================================================
Ratio of net investment income to average net assets           3.52%(d)         3.50%         4.44%         5.82%(b)         6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          85%             155%          141%           70%              83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $34,765,405.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                                                        JUNE 2, 2002
                                                                                                         (DATE SALES
                                                                      YEAR ENDED JULY 31,               COMMENCED) TO
                                                              -----------------------------------         JULY 31,
                                                               2005            2004         2003            2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.53          $ 6.51       $ 6.20          $ 6.53
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)         0.26(a)      0.32(a)         0.06(a)(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.12            0.14         0.35           (0.32)
=====================================================================================================================
    Total from investment operations                            0.38            0.40         0.67           (0.26)
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.40)          (0.38)       (0.36)          (0.05)
---------------------------------------------------------------------------------------------------------------------
  Return of capital                                               --              --           --           (0.02)
=====================================================================================================================
    Total distributions                                        (0.40)          (0.38)       (0.36)          (0.07)
=====================================================================================================================
Net asset value, end of period                                $ 6.51          $ 6.53       $ 6.51          $ 6.20
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 5.99%           6.20%       11.08%          (4.01)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,371          $1,331       $  509          $   10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                         1.26%(d)(e)     1.24%(e)     1.27%           1.21%(f)
=====================================================================================================================
Ratio of net investment income to average net assets            4.02%(d)        4.00%        4.94%           6.32%(b)(f)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(g)                                        85%            155%         141%             70%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,924,218.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.27% and 1.25% for the year ended July 31, 2005 and July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.55             $   6.71
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.28(a)              0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.12                (0.06)
=================================================================================================
    Total from investment operations                               0.40                 0.18
=================================================================================================
Less distributions from net investment income                     (0.42)               (0.34)
=================================================================================================
Net asset value, end of period                                 $   6.53             $   6.55
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    6.26%                2.67%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $130,845             $164,105
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                   1.01%(c)             1.00%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.02%(c)             1.01%(d)
=================================================================================================
Ratio of net investment income to average net assets               4.27%(c)             4.24%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           85%                 155%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $145,670,845.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Intermediate Government Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Intermediate Government Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets, the cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Intermediate Government Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Intermediate Government Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-71a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-84.69%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-20.08%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25(a)               $ 3,092,791   $    3,362,445
---------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30(a)                 5,467,341        5,878,089
---------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29(a)                 2,167,531        2,345,423
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 05/01/35(a)                39,761,291       41,780,534
---------------------------------------------------------------------------
  6.50%, 02/01/11 to 02/01/35(a)                53,215,978       55,219,365
---------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20(a)                1,103,650        1,236,169
---------------------------------------------------------------------------
  12.00%, 02/01/13(a)                                2,766            3,043
---------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33(a)                14,289,453       14,750,844
---------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            10,367,918       10,213,763
---------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21(a)                  203,208          225,478
---------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25(a)                   798,287          886,148
---------------------------------------------------------------------------
  7.05%, 05/20/27(a)                             1,834,175        1,931,315
---------------------------------------------------------------------------
  7.50%, 09/01/30 to 12/01/34(a)                17,994,250       19,218,065
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20(a)(b)                          3,914,540        3,925,550
===========================================================================
                                                                160,976,231
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.95%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 02/01/31(a)                14,942,489       16,372,473
---------------------------------------------------------------------------
  7.50%, 07/01/10 to 04/01/35(a)                16,786,329       17,897,041
---------------------------------------------------------------------------
  7.00%, 05/01/11 to 08/01/35(a)                76,622,031       80,796,744
---------------------------------------------------------------------------
  8.00%, 02/01/12 to 08/01/32(a)                17,264,460       18,459,181
---------------------------------------------------------------------------
  6.00%, 10/01/13 to 07/01/34(a)                45,719,768       47,365,535
---------------------------------------------------------------------------
  6.50%, 06/01/14 to 09/01/34(a)                82,510,867       85,827,474
---------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22(a)                   174,774          192,330
---------------------------------------------------------------------------
  9.00%, 12/01/16(a)                               318,192          351,574
---------------------------------------------------------------------------
  5.00%, 01/01/17 to 12/01/18(a)                 6,654,968        6,677,891
---------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21(a)                1,139,083        1,272,772
---------------------------------------------------------------------------
  10.34%, 04/20/25(a)                              376,173          426,047
---------------------------------------------------------------------------
  6.95%, 07/01/25 to 09/01/26(a)                   415,136          440,245
---------------------------------------------------------------------------
  5.50%, 02/01/32 to 10/01/33(a)                    43,093           43,366
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(b)                         21,543,276       21,193,198
---------------------------------------------------------------------------
  5.00%, 08/01/20 to 08/01/35(a)(b)             19,813,320       19,542,883
---------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(b)             58,463,980       59,130,352
---------------------------------------------------------------------------
  6.00%, 08/01/35(a)(b)                         39,482,000       40,345,669
===========================================================================
                                                                416,334,775
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-12.66%

Pass Through Ctfs.,
  9.00%, 10/15/08 to 04/15/21(a)               $   141,056   $      153,008
---------------------------------------------------------------------------
  6.00%, 10/15/08 to 08/15/34(a)                15,947,196       16,441,215
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 01/15/35(a)                 7,244,030        7,665,724
---------------------------------------------------------------------------
  6.50%, 10/15/08 to 05/15/35(a)                39,643,823       41,646,784
---------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23(a)                   618,035          680,016
---------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24(a)                1,435,799        1,606,474
---------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15(a)                   14,343           15,671
---------------------------------------------------------------------------
  12.50%, 11/15/10(a)                                6,561            7,314
---------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14(a)                   75,519           85,540
---------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15(a)                  104,197          117,412
---------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15(a)                   82,791           94,779
---------------------------------------------------------------------------
  10.50%, 02/15/16(a)                                4,351            4,910
---------------------------------------------------------------------------
  8.50%, 08/20/16 to 04/15/31(a)                 3,548,022        3,862,535
---------------------------------------------------------------------------
  8.75%, 10/20/16 to 01/20/17(a)                   109,337          117,912
---------------------------------------------------------------------------
  8.00%, 02/20/17 to 06/15/27(a)                 2,704,927        2,914,071
---------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18(a)                21,927,996       22,193,622
---------------------------------------------------------------------------
  6.95%, 07/20/25 to 11/20/26(a)                 3,323,266        3,503,029
---------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28(a)                   348,253          372,802
===========================================================================
                                                                101,482,818
===========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $684,164,776)                                       678,793,824
===========================================================================
U.S. GOVERNMENT AGENCY SECURITIES-26.27%

FEDERAL FARM CREDIT BANK-1.57%

Bonds,
  6.00%, 06/11/08(a)                             4,490,000        4,697,169
---------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             7,000,000        7,851,410
===========================================================================
                                                                 12,548,579
===========================================================================

FEDERAL HOME LOAN BANK (FHLB)-13.40%

Unsec. Bonds,
  7.25%, 02/15/07(a)                             5,500,000        5,751,515
---------------------------------------------------------------------------
  4.88%, 05/15/07(a)(c)                         16,000,000       16,196,000
---------------------------------------------------------------------------
  4.50%, 02/15/08(a)                            20,000,000       19,964,000
---------------------------------------------------------------------------
  5.48%, 01/08/09(a)                             1,000,000        1,036,340
---------------------------------------------------------------------------
  5.75%, 10/27/10(a)                            34,500,000       35,267,985
---------------------------------------------------------------------------
  6.00%, 12/23/11(a)(c)                         28,800,000       29,205,792
===========================================================================
                                                                107,421,632
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.22%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                           $ 8,000,000   $    7,902,000
---------------------------------------------------------------------------
  4.75%, 12/08/10(a)                            40,000,000       39,896,400
---------------------------------------------------------------------------
  5.13%, 11/07/13(a)(c)                         10,116,000       10,078,975
===========================================================================
                                                                 57,877,375
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.10%

Unsec. Bonds,
  7.05%, 10/30/15(a)                             1,800,000        1,910,034
---------------------------------------------------------------------------
Unsec. Global Notes,
  3.85%, 04/14/09(a)                             9,000,000        8,850,150
---------------------------------------------------------------------------
Unsec. Notes,
  5.00%, 12/15/08(a)                             4,400,000        4,418,700
---------------------------------------------------------------------------
  4.13%, 04/29/09(a)                             1,650,000        1,637,757
===========================================================================
                                                                 16,816,641
===========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.53%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             3,900,000        4,235,517
===========================================================================

TENNESSEE VALLEY AUTHORITY-1.45%

Series G, Global Bonds,
  5.38%, 11/13/08(a)                            11,250,000       11,611,125
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $210,775,940)                                       210,510,869
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


U.S. TREASURY SECURITIES-9.16%

U.S. TREASURY NOTES-4.96%

4.63%, 05/15/06(a)(c)                          $19,800,000   $   19,919,196
---------------------------------------------------------------------------
2.75%, 06/30/06(a)                               8,000,000        7,919,360
---------------------------------------------------------------------------
4.00%, 11/15/12(a)                               2,000,000        1,978,440
---------------------------------------------------------------------------
4.25%, 08/15/13 to 08/15/14(a)                   9,900,000        9,905,778
===========================================================================
                                                                 39,722,774
===========================================================================

U.S. TREASURY BONDS-3.94%

2.38%, 08/31/06(a)                               9,700,000        9,543,927
---------------------------------------------------------------------------
12.75%, 11/15/10(a)                             11,700,000       12,005,721
---------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   7,500,000       10,066,800
===========================================================================
                                                                 31,616,448
===========================================================================

U.S. TREASURY STRIPS-0.26%

6.79%, 11/15/18(a)(d)                            3,750,000        2,052,525
===========================================================================
    Total U.S. Treasury Securities (Cost
      $73,488,071)                                               73,391,747
===========================================================================

                                                 SHARES
MONEY MARKET FUNDS-11.13%

Government & Agency Portfolio-Institutional
  Class (Cost $89,223,493)(e)                   89,223,493       89,223,493
===========================================================================
TOTAL INVESTMENTS-131.25% (Cost
  $1,057,652,280)                                             1,051,919,933
===========================================================================
OTHER ASSETS LESS LIABILITIES-(31.25%)                         (250,470,644)
===========================================================================
NET ASSETS-100.00%                                           $  801,449,289
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Ctfs    - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $962,696,440, which represented 91.52% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1F.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at July 31, 2005.
(d) Security traded on a discount basis. The interest rate shown represents the rate of discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-73

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $968,428,787)                               $  962,696,440
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $89,223,493)                              89,223,493
============================================================
     Total investments (cost $1,057,652,280)   1,051,919,933
============================================================
Receivables for:
  Fund shares sold                                 1,040,247
------------------------------------------------------------
  Dividends and interest                           6,852,448
------------------------------------------------------------
  Principal paydowns                                 168,798
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                87,095
------------------------------------------------------------
Other assets                                          20,488
============================================================
     Total assets                              1,060,089,009
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                          147,696,286
------------------------------------------------------------
  Fund shares reacquired                          34,028,218
------------------------------------------------------------
  Dividends                                          370,117
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                144,952
------------------------------------------------------------
  Reverse repurchase agreements                   75,708,840
------------------------------------------------------------
  Accrued interest expense                            35,595
------------------------------------------------------------
Accrued distribution fees                            377,112
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,226
------------------------------------------------------------
Accrued transfer agent fees                          222,374
------------------------------------------------------------
Accrued operating expenses                            54,000
============================================================
     Total liabilities                           258,639,720
============================================================
Net assets applicable to shares outstanding   $  801,449,289
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  877,844,254
------------------------------------------------------------
Undistributed net investment income                  853,431
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (71,516,049)
------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                           (5,732,347)
============================================================
                                              $  801,449,289
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  407,095,710
____________________________________________________________
============================================================
Class B                                       $  269,708,190
____________________________________________________________
============================================================
Class C                                       $   56,649,783
____________________________________________________________
============================================================
Class R                                       $    4,230,925
____________________________________________________________
============================================================
Investor Class                                $   62,993,662
____________________________________________________________
============================================================
Institutional Class                           $      771,019
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           46,110,148
____________________________________________________________
============================================================
Class B                                           30,448,447
____________________________________________________________
============================================================
Class C                                            6,420,587
____________________________________________________________
============================================================
Class R                                              478,835
____________________________________________________________
============================================================
Investor Class                                     7,130,339
____________________________________________________________
============================================================
Institutional Class                                   87,266
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         8.83
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.83 divided by
       95.25%)                                $         9.27
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         8.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         8.82
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $         8.84
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $         8.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         8.84
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $42,987,567
-------------------------------------------------------------------------
Dividends from affiliated money market funds                    1,744,373
=========================================================================
     Total investment income                                   44,731,940
=========================================================================


EXPENSES:

Advisory fees                                                   3,754,626
-------------------------------------------------------------------------
Administrative services fees                                      259,736
-------------------------------------------------------------------------
Custodian fees                                                     92,506
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                       1,198,393
-------------------------------------------------------------------------
  Class B                                                       3,216,229
-------------------------------------------------------------------------
  Class C                                                         679,112
-------------------------------------------------------------------------
  Class R                                                          23,380
-------------------------------------------------------------------------
  Investor Class                                                  159,963
-------------------------------------------------------------------------
Interest                                                        1,859,063
-------------------------------------------------------------------------
Transfer agent fees-A, B, C, R & Investor                       2,508,732
-------------------------------------------------------------------------
Transfer agent fees-Institutional                                      25
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          49,456
-------------------------------------------------------------------------
Other                                                             475,853
=========================================================================
     Total expenses                                            14,277,074
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (146,570)
=========================================================================
     Net expenses                                              14,130,504
=========================================================================
Net investment income                                          30,601,436
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities              (352,927)
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (7,368,030)
=========================================================================
Net gain (loss) from investment securities                     (7,720,957)
=========================================================================
Net increase in net assets resulting from operations          $22,880,479
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005              2004
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  30,601,436    $   31,614,216
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (352,927)       (3,613,531)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (7,368,030)        6,973,548
=============================================================================================
    Net increase in net assets resulting from operations         22,880,479        34,974,233
=============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (22,275,028)      (24,212,763)
---------------------------------------------------------------------------------------------
  Class B                                                       (12,482,839)      (20,411,485)
---------------------------------------------------------------------------------------------
  Class C                                                        (2,646,783)       (4,304,998)
---------------------------------------------------------------------------------------------
  Class R                                                          (204,894)         (176,822)
---------------------------------------------------------------------------------------------
  Investor Class                                                 (3,292,310)       (2,950,092)
---------------------------------------------------------------------------------------------
  Institutional Class                                                (5,195)               --
=============================================================================================
  Decrease in net assets resulting from distributions           (40,907,049)      (52,056,160)
=============================================================================================
Share transactions-net:
  Class A                                                       (46,414,928)     (168,638,127)
---------------------------------------------------------------------------------------------
  Class B                                                      (101,307,638)     (271,162,557)
---------------------------------------------------------------------------------------------
  Class C                                                       (20,807,937)      (57,106,581)
---------------------------------------------------------------------------------------------
  Class R                                                           (91,553)          444,990
---------------------------------------------------------------------------------------------
  Investor Class                                                (12,395,369)       78,685,852
---------------------------------------------------------------------------------------------
  Institutional Class                                               775,256                --
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (180,242,169)     (417,776,423)
=============================================================================================
    Net increase (decrease) in net assets                      (198,268,739)     (434,858,350)
=============================================================================================

NET ASSETS:

  Beginning of year                                             999,718,028     1,434,576,378
=============================================================================================
  End of year (including undistributed net investment income
    of $853,431 and $(60,098), respectively)                  $ 801,449,289    $  999,718,028
_____________________________________________________________________________________________
=============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For year ended July 31, 2005

CASH PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets from operations                      $    22,880,479
-------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

Decrease in receivables                                                 587,172
-------------------------------------------------------------------------------
Increase in other assets                                                (75,149)
-------------------------------------------------------------------------------
Decrease in payables                                                    (13,958)
-------------------------------------------------------------------------------
Paydown loss                                                         11,223,454
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  securities                                                          7,720,957
-------------------------------------------------------------------------------
Amortization                                                          1,719,827
-------------------------------------------------------------------------------
Purchases of investments                                         (1,285,717,033)
-------------------------------------------------------------------------------
Proceeds from disposition of investments and principal
  payments                                                        1,379,107,071
-------------------------------------------------------------------------------
Net cash provided by operating activities                           137,432,820
-------------------------------------------------------------------------------
CASH USED IN FINANCING ACTIVITIES:

Net increase in borrowings reverse repurchase agreements              7,730,840
-------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                    468,650,577
-------------------------------------------------------------------------------
Dividends paid to shareholders                                       (6,689,820)
-------------------------------------------------------------------------------
Disbursements from share of beneficial interest reacquired         (651,794,174)
-------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                (182,102,577)
-------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                           (44,669,757)
-------------------------------------------------------------------------------
Cash and cash equivalent at beginning of period                     133,893,250
-------------------------------------------------------------------------------
Cash and cash equivalent at end of period                       $    89,223,493
_______________________________________________________________________________
===============================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class Shares are limited to certain investors.

    The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the

     Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $61,701.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $62,556.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $259,736.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,508,732 for Class A, Class B, Class C, Class R and Investor Class share classes and $25 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,198,393, $3,216,229, $679,112, $23,380 and $159,963, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $79,869 in front-end sales commissions from the sale of Class A shares and $1,477, $84,132, $15,568 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market fund for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-Institutional
  Class          $133,893,250     $1,047,643,121    $(1,092,312,878)       $   --         $89,223,493     $1,744,373      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $22,313.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $7,514 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended July 31, 2005, the average borrowings for the 365 days the borrowings were outstanding was $72,637,942 with a weighted interest rate of 2.56% and interest expense of $1,857,344.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the one day the borrowings were outstanding was $22,899,408 with a weighted average interest rate of 2.74% and interest expense of $1,719. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions from ordinary income                            $40,907,049    $52,056,160
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    984,910
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (5,769,502)
--------------------------------------------------------------------------
Temporary book/tax differences                                    (119,619)
--------------------------------------------------------------------------
Capital loss carryforward                                      (61,040,566)
--------------------------------------------------------------------------
Post-October capital loss deferral                             (10,450,188)
--------------------------------------------------------------------------
Shares of beneficial interest                                  877,844,254
==========================================================================
Total net assets                                              $801,449,289
__________________________________________________________________________
==========================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond premium amortization.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $20,298,822
-----------------------------------------------------------------------------
July 31, 2008                                                      9,400,360
-----------------------------------------------------------------------------
July 31, 2011                                                        377,217
-----------------------------------------------------------------------------
July 31, 2012                                                     15,762,988
-----------------------------------------------------------------------------
July 31, 2013                                                     15,201,179
=============================================================================
Total capital loss carryforward                                  $61,040,566
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of reorganization of INVESCO U.S. Government Securities Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $1,158,043,114 and $1,257,094,163, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  4,435,284
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,204,786)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                     $ (5,769,502)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,057,689,435.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, bond premium amortization and reorganization transactions, on July 31, 2005, undistributed net investment income was increased by $11,219,142 and undistributed net realized gain (loss) was decreased by $11,219,142. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      43,640,054    $ 393,937,969     31,583,939    $ 288,510,314
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,262,868       29,347,574      4,337,954       39,810,996
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,415,911       12,671,868      2,182,666       19,991,367
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         219,171        1,966,489        393,399        3,601,416
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               880,450        7,896,852      1,017,858        9,313,513
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           90,040          799,857             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,089,031       18,696,393      2,316,710       21,181,595
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,122,353       10,084,878      1,786,445       16,400,177
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         243,356        2,178,015        367,396        3,358,535
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          22,712          203,402         18,224          166,422
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               349,479        3,130,760        306,566        2,798,507
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                              586            5,192             --               --
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --               --        517,741        4,773,211
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        115,186        1,065,926
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        271,140        2,498,508
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                    --               --     10,784,102       99,480,732
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,474,384       22,175,653      3,411,127       31,202,564
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,466,128)     (22,175,653)    (3,400,020)     (31,202,564)
==========================================================================================================================
Reacquired:
  Class A                                                     (53,463,701)    (481,224,943)   (56,265,272)    (514,305,811)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (13,182,343)    (118,564,437)   (32,388,466)    (297,237,092)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,987,146)     (35,657,820)    (9,072,717)     (82,954,991)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (253,654)      (2,261,444)      (363,960)      (3,322,848)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (2,616,199)     (23,422,981)    (3,591,917)     (32,906,900)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           (3,360)         (29,793)            --               --
==========================================================================================================================
                                                              (20,162,136)   $(180,242,169)   (45,671,899)   $(417,776,423)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 13% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is consider to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c)  Institutional Class shares commenced sales on April 29, 2005.
(d) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377, including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.01         $   9.15    $   9.28    $   9.08    $   8.77
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30             0.29(a)     0.33(a)     0.43(b)     0.50(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.23        0.35
===========================================================================================================================
    Total from investment operations                              0.24             0.31        0.29        0.66        0.85
===========================================================================================================================
Less distributions from net investment income                    (0.42)           (0.45)      (0.42)      (0.46)      (0.54)
===========================================================================================================================
Net asset value, end of period                                $   8.83         $   9.01    $   9.15    $   9.28    $   9.08
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   2.66%            3.45%       3.03%       7.39%       9.91%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $407,096         $462,804    $639,002    $473,104    $302,391
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.19%(d)(e)      1.01%(e)     0.90%      0.94%       1.32%
===========================================================================================================================
Ratio of net investment income to average net assets              3.55%(d)         3.15%       3.47%       4.58%(b)     5.61%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $479,356,992.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.20% and 1.02% for 2005 and 2004, respectively.


                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.04         $   9.18    $   9.31    $   9.11    $   8.79
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23             0.22(a)     0.26(a)     0.37(b)     0.44(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.22        0.35
===========================================================================================================================
    Total from investment operations                              0.17             0.24        0.22        0.59        0.79
===========================================================================================================================
Less distributions from net investment income                    (0.35)           (0.38)      (0.35)      (0.39)      (0.47)
===========================================================================================================================
Net asset value, end of period                                $   8.86         $   9.04    $   9.18    $   9.31    $   9.11
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   1.89%            2.68%       2.30%       6.58%       9.17%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $269,708         $376,960    $654,305    $613,306    $269,677
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.94%(d)(e)      1.76%(e)     1.65%      1.69%       2.08%
===========================================================================================================================
Ratio of net investment income to average net assets              2.80%(d)         2.40%       2.72%       3.83%(b)     4.85%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $321,622,907.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                               2005            2004        2003        2002       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.00         $  9.15    $   9.27    $   9.08    $  8.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23            0.22(a)     0.26(a)     0.37(b)    0.44(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.06)           0.01       (0.03)       0.21       0.34
========================================================================================================================
    Total from investment operations                             0.17            0.23        0.23        0.58       0.78
========================================================================================================================
Less distributions from net investment income                   (0.35)          (0.38)      (0.35)      (0.39)     (0.47)
========================================================================================================================
Net asset value, end of period                                $  8.82         $  9.00    $   9.15    $   9.27    $  9.08
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  1.90%           2.58%       2.42%       6.48%      9.08%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,650         $78,760    $137,213    $127,114    $59,915
========================================================================================================================
Ratio of expenses to average net assets                          1.94%(d)(e)     1.76%(e)     1.65%      1.69%      2.08%
========================================================================================================================
Ratio of net investment income to average net assets             2.80%(d)        2.40%       2.72%       3.83%(b)    4.85%
========================================================================================================================
Ratio of interest expense to average net assets                  0.20%(d)        0.07%       0.01%       0.04%      0.39%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           124%            142%        275%        146%       194%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $67,911,246.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                                                                                 CLASS R
                                                              ----------------------------------------------
                                                                                               JUNE 3, 2002
                                                                                                (DATE SALES
                                                                   YEAR ENDED JULY 31,         COMMENCED) TO
                                                              -----------------------------      JULY 31,
                                                               2005         2004      2003         2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.01       $ 9.16    $ 9.27       $ 9.13
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29         0.27(a)   0.30(a)      0.07(b)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.07)        0.01     (0.02)        0.14
============================================================================================================
    Total from investment operations                            0.22         0.28      0.28         0.21
============================================================================================================
Less distributions from net investment income                  (0.39)       (0.43)    (0.39)       (0.07)
============================================================================================================
Net asset value, end of period                                $ 8.84       $ 9.01    $ 9.16       $ 9.27
____________________________________________________________________________________________________________
============================================================================================================
Total return(c)                                                 2.51%        3.08%     2.99%        2.34%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,231       $4,422    $4,057       $   34
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.44%(d)     1.26%     1.15%        1.19%(e)
============================================================================================================
  Without fee waivers and/or expense reimbursements             1.45%(d)     1.26%     1.15%        1.27%(e)
============================================================================================================
Ratio of net investment income to average net assets            3.30%(d)     2.90%     3.22%        4.33%(b)(e)
============================================================================================================
Ratio of interest expense to average net assets                 0.20%(d)     0.07%     0.01%        0.04%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                       124%         142%      275%         146%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $4,676,094.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.01              $  9.30
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.31                 0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.07)               (0.15)
=================================================================================================
    Total from investment operations                              0.24                 0.09
=================================================================================================
Less distributions from net investment income                    (0.42)               (0.38)
=================================================================================================
Net asset value, end of period                                 $  8.83              $  9.01
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   2.69%                1.02%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $62,994              $76,771
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)             0.98%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.18%(c)             1.00%(d)
=================================================================================================
Ratio of net investment income to average net assets              3.57%(c)             3.18%(d)
=================================================================================================
Ratio of interest expense to average net assets                   0.20%(c)             0.07%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                         124%                 142%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $70,514,677.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.90
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.04)
===================================================================================
    Total from investment operations                                    0.06
===================================================================================
Less distributions from net investment income                          (0.12)
===================================================================================
Net asset value, end of period                                        $ 8.84
___________________________________________________________________________________
===================================================================================
Total return(a)                                                         0.67%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  771
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                        0.81%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.82%(b)
===================================================================================
Ratio of net investment income to average net assets                    3.94%(b)
===================================================================================
Ratio of interest expense to average net assets                         0.20%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                               124%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $376,286.
(c)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Limited Maturity Treasury Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Limited Maturity Treasury Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Limited Maturity Treasury Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-89a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)        VALUE
----------------------------------------------------------------------------------
U.S. TREASURY NOTES-99.18%(A)
2.38%                                          08/31/06    $24,500    $ 24,105,795
----------------------------------------------------------------------------------
2.50%                                          09/30/06     24,500      24,105,795
----------------------------------------------------------------------------------
2.50%                                          10/31/06     24,600      24,177,126
----------------------------------------------------------------------------------
2.88%                                          11/30/06     24,600      24,261,750
----------------------------------------------------------------------------------
3.00%                                          12/31/06     24,600      24,277,248
----------------------------------------------------------------------------------
3.13%                                          01/31/07     24,600      24,300,126
----------------------------------------------------------------------------------
3.38%                                          02/28/07     24,600      24,377,124
----------------------------------------------------------------------------------
3.75%                                          03/31/07     24,600      24,503,814
----------------------------------------------------------------------------------
3.63%                                          04/30/07     24,600      24,442,314
----------------------------------------------------------------------------------
3.50%                                          05/31/07     24,500      24,281,705
----------------------------------------------------------------------------------
3.63%                                          06/30/07     24,500      24,320,170
----------------------------------------------------------------------------------
3.88%                                          07/31/07     24,000      23,943,768
==================================================================================
TOTAL INVESTMENTS-99.18% (Cost $293,764,362)                           291,096,735
==================================================================================
OTHER ASSETS LESS LIABILITIES-0.82%                                      2,391,939
==================================================================================
NET ASSETS-100.00%                                                    $293,488,674
__________________________________________________________________________________
==================================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, securities are fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $291,096,735, which represented 100% of the Fund's Total Investments. See Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $293,764,362)                                $291,096,735
-----------------------------------------------------------
Cash                                                 32,633
-----------------------------------------------------------
Receivables for:
  Investments sold                               24,231,987
-----------------------------------------------------------
  Fund shares sold                                  126,601
-----------------------------------------------------------
  Interest                                        2,617,904
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               56,985
-----------------------------------------------------------
Other assets                                         24,598
===========================================================
     Total assets                               318,187,443
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                          23,949,558
-----------------------------------------------------------
  Fund shares reacquired                            444,620
-----------------------------------------------------------
  Dividends                                          79,864
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                91,078
-----------------------------------------------------------
Accrued distribution fees                            36,635
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,775
-----------------------------------------------------------
Accrued transfer agent fees                          48,680
-----------------------------------------------------------
Accrued operating expenses                           46,559
===========================================================
     Total liabilities                           24,698,769
===========================================================
Net assets applicable to shares outstanding    $293,488,674
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $300,413,339
-----------------------------------------------------------
Undistributed net investment income                  (7,693)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (4,249,345)
-----------------------------------------------------------
Unrealized appreciation(depreciation) of
  investment securities                          (2,667,627)
===========================================================
                                               $293,488,674
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $241,552,520
___________________________________________________________
===========================================================
Class A3                                       $ 40,524,296
___________________________________________________________
===========================================================
Institutional Class                            $ 11,411,858
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          23,922,627
___________________________________________________________
===========================================================
Class A3                                          4,014,423
___________________________________________________________
===========================================================
Institutional Class                               1,129,884
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.10
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.10 divided by
       99.00%)                                 $      10.20
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
     share                                     $      10.09
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      10.10
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 9,445,352
=========================================================================

EXPENSES:

Advisory fees                                                     738,421
-------------------------------------------------------------------------
Administrative services fees                                      104,919
-------------------------------------------------------------------------
Custodian fees                                                     21,208
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         445,984
-------------------------------------------------------------------------
  Class A3                                                        163,455
-------------------------------------------------------------------------
Transfer agent fees -- A and A3                                   534,803
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                4,576
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          28,352
-------------------------------------------------------------------------
Other                                                             222,676
=========================================================================
    Total expenses                                              2,264,394
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (45,176)
=========================================================================
    Net expenses                                                2,219,218
=========================================================================
Net investment income                                           7,226,134
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,173,087)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                          (580,189)
=========================================================================
Net gain (loss) from investment securities                     (4,753,276)
=========================================================================
Net increase in net assets resulting from operations          $ 2,472,858
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   7,226,134    $   5,991,277
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (4,173,087)       1,748,721
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          (580,189)      (3,318,626)
============================================================================================
    Net increase in net assets resulting from operations          2,472,858        4,421,372
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (5,882,673)      (5,263,370)
--------------------------------------------------------------------------------------------
  Class A3                                                         (855,401)        (673,245)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (488,060)         (54,662)
============================================================================================
    Total distributions from net investment income               (7,226,134)      (5,991,277)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                          (404,018)      (7,809,878)
--------------------------------------------------------------------------------------------
  Class A3                                                          (62,663)      (1,227,797)
--------------------------------------------------------------------------------------------
  Institutional Class                                               (11,553)         (65,405)
============================================================================================
    Total distributions from net realized gains                    (478,234)      (9,103,080)
============================================================================================
    Decrease in net assets resulting from distributions          (7,704,368)     (15,094,357)
============================================================================================
Share transactions-net:
  Class A                                                      (120,699,463)    (202,394,161)
--------------------------------------------------------------------------------------------
  Class A3                                                      (17,255,779)     (34,485,413)
--------------------------------------------------------------------------------------------
  Institutional Class                                             7,108,355          804,199
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (130,846,887)    (236,075,375)
============================================================================================
    Net increase (decrease) in net assets                      (136,078,397)    (246,748,360)
============================================================================================

NET ASSETS:

  Beginning of year                                             429,567,071      676,315,431
============================================================================================
  End of year (including undistributed net investment income
    of $(7,693) and $0, respectively).                        $ 293,488,674    $ 429,567,071
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                             0.20%
--------------------------------------------------------------------
Over $500 million                                             0.175%
____________________________________________________________________
====================================================================


    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $36,559.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $104,919.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $534,803 for Class A and Class A3 share classes and $4,576 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.25% of the average daily net assets of Class A3 shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.25% of the average daily net assets of Class A or Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A and Class A3 shares paid $445,984 and $163,455, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $6,645 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $8,617.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,704,368    $15,094,357
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     74,945
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (2,722,500)
--------------------------------------------------------------------------
Temporary book/tax differences                                     (82,638)
--------------------------------------------------------------------------
Capital loss carryforward                                         (822,442)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (3,372,030)
--------------------------------------------------------------------------
Shares of beneficial interest                                  300,413,339
==========================================================================
Total net assets                                              $293,488,674
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2013                                                   $822,442
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $516,314,675 and $647,602,764, respectively.

{UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      $(2,722,500)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $293,819,235.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2005, undistributed net investment income was decreased by $7,693 and undistributed net realized gain (loss) was increased by $7,693. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       1,564,894    $  15,922,516      3,482,603    $  36,172,611
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      1,801,578       18,373,671      4,853,301       50,405,765
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          15,549,445      159,823,320        376,893        3,884,266
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         524,437        5,339,720      1,035,600       10,707,071
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                         80,334          817,467        162,517        1,679,454
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              18,196          184,985          6,332           65,314
==========================================================================================================================
Reacquired:
  Class A                                                     (13,923,302)    (141,961,699)   (23,988,493)    (249,273,843)
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                     (3,572,388)     (36,446,917)    (8,336,627)     (86,570,632)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (14,890,688)    (152,899,950)      (304,380)      (3,145,381)
==========================================================================================================================
                                                              (12,847,494)   $(130,846,887)   (22,712,254)   $(236,075,375)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2005           2004        2003        2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.25       $  10.46    $  10.53    $  10.26       $   9.96
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.20(a)        0.12        0.19        0.33(b)        0.52(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)         (0.04)       0.03        0.27           0.31
============================================================================================================================
    Total from investment operations                              0.07           0.08        0.22        0.60           0.83
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)         (0.12)      (0.19)      (0.33)         (0.53)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.02)         (0.17)      (0.10)         --             --
============================================================================================================================
    Total distributions                                          (0.22)         (0.29)      (0.29)      (0.33)         (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.10       $  10.25    $  10.46    $  10.53       $  10.26
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   0.68%          0.75%       2.18%       5.89%          8.53%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,553       $366,473    $577,993    $696,259       $507,799
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.60%(d)       0.59%       0.53%       0.48%          0.56%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.61%(d)       0.60%       0.53%       0.48%          0.56%
============================================================================================================================
Ratio of net investment income to average net assets              1.96%(d)       1.13%       1.85%       3.12%(b)       5.15%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            142%           100%        124%        149%           137%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $297,322,589.

                                                                              CLASS A3
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2002
                                                                   {YEAR ENDED           (DATE SALES
                                                                    JULY 31,            COMMENCED) TO
                                                              ---------------------        JULY 31,
                                                               2005          2004            2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25       $ 10.46        $ 10.59
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.18(a)       0.10           0.13
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.14)        (0.04)         (0.04)
=======================================================================================================
    Total from investment operations                             0.04          0.06           0.09
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.18)        (0.10)         (0.12)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)        (0.17)         (0.10)
=======================================================================================================
    Total distributions                                         (0.20)        (0.27)         (0.22)
=======================================================================================================
Net asset value, end of period                                $ 10.09       $ 10.25        $ 10.46
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  0.39%         0.56%          0.88%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,524       $58,453        $94,409
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.79%(c)      0.79%          0.73%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.80%(c)      0.80%          0.73%(d)
=======================================================================================================
Ratio of net investment income to average net assets             1.77%(c)      0.93%          1.65%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                        142%          100%           124%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $47,696,555.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              -----------------------------------------------------
                                                               2005          2004      2003      2002         2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25       $10.46    $10.53    $10.26       $ 9.96
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23(a)      0.14      0.22      0.34(b)      0.54(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.13)       (0.04)     0.03      0.27         0.31
===================================================================================================================
    Total from investment operations                             0.10         0.10      0.25      0.61         0.85
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.23)       (0.14)    (0.22)    (0.34)       (0.55)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)       (0.17)    (0.10)       --           --
===================================================================================================================
    Total distributions                                         (0.25)       (0.31)    (0.32)    (0.34)       (0.55)
===================================================================================================================
Net asset value, end of period                                $ 10.10       $10.25    $10.46    $10.53       $10.26
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                  0.93%        1.01%     2.42%     6.05%        8.80%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,412       $4,641    $3,913    $2,970       $1,812
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.31%(d)     0.34%     0.30%     0.34%        0.33%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.32%(d)     0.35%     0.30%     0.34%        0.41%
===================================================================================================================
Ratio of net investment income to average net assets             2.25%(d)     1.38%     2.08%     3.26%(b)     5.38%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           142%         100%      124%      149%         137%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average net assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $24,191,493.

NOTE 11--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Funds' independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and

ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Money Market Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Money Market Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Money Market Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Money Market Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-103a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
COMMERCIAL PAPER-26.19%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-6.35%

Amstel Funding Corp. (Acquired 05/12/05; Cost
  $29,758,092)
  3.19%(b)                                     08/15/05    $30,000    $   29,962,783
------------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Acquired 07/01/05; Cost $44,746,500)
  3.38%(b)                                     08/30/05     45,000        44,877,475
====================================================================================
                                                                          74,840,258
====================================================================================

ASSET-BACKED SECURITIES- FULLY BACKED-6.75%

Aspen Funding Corp. (CEP-MBIA Insurance
  Corp.) (Acquired 06/03/05; Cost
  $24,783,333)
  3.25%(b)                                     09/07/05     25,000        24,916,493
------------------------------------------------------------------------------------
Concord Minutemen Capital Co., LLC- Series A
  (Multi CEP's-Liberty Hampshire Co., LLC;
  agent) (Acquired 06/07/05; Cost
  $14,695,250)
  3.45%(b)                                     01/06/06     15,000        14,772,875
------------------------------------------------------------------------------------
Crown Point Capital Co., LLC-Series A (Multi
  CEP's-Liberty Hampshire Co., LLC; agent)
  (Acquired 05/18/05; Cost $29,755,817)
  3.19%(b)                                     08/18/05     30,000        29,954,879
------------------------------------------------------------------------------------
Legacy Capital Co., LLC (Multi CEP's- Liberty
  Hampshire Co., LLC; agent) (Acquired
  06/07/05; Cost $9,917,342)
  3.27%(b)                                     09/06/05     10,000         9,967,300
====================================================================================
                                                                          79,611,547
====================================================================================

ASSET-BACKED SECURITIES- MULTI-PURPOSE-4.52%

CRC Funding LLC (Acquired 07/13/05; Cost
  $23,371,272)
  3.40%(b)                                     09/09/05     23,500        23,413,442
------------------------------------------------------------------------------------
Gemini Securitization LLC (Acquired 07/12/05;
  Cost $29,832,587)
  3.41%(b)                                     09/09/05     30,000        29,889,337
====================================================================================
                                                                          53,302,779
====================================================================================

ASSET-BACKED SECURITIES- STRUCTURED
  INVESTMENT VEHICLES/SECURITY
  ARBITRAGE-5.36%

Grampian Funding Ltd./LLC (Acquired 06/16/05;
  Cost $19,695,411)
  3.47%(b)                                     11/21/05     20,000        19,784,089
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-STRUCTURED INVESTMENT
  VEHICLES/SECURITY ARBITRAGE-(CONTINUED)

Klio II Funding Ltd./Corp. (Acquired
  07/26/05; Cost $24,928,125)
  3.45%(b)                                     08/25/05    $25,000    $   24,942,500
------------------------------------------------------------------------------------
Scaldis Capital Ltd./LLC (Acquired 05/18/05;
  Cost $18,265,494)
  3.18%(b)                                     08/15/05     18,410        18,387,269
====================================================================================
                                                                          63,113,858
====================================================================================

ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-2.11%

Blue Ridge Asset Funding Corp. (Acquired
  07/19/05; Cost $24,859,465)
  3.43%(b)                                     09/16/05     25,000        24,890,431
====================================================================================

REGIONAL BANKS-1.10%

Banque et Caisse d'Epargne de l'Etat
  (Luxembourg)
  3.21%                                        09/06/05     13,000        12,958,270
====================================================================================
    Total Commercial Paper (Cost
      $308,717,143)                                                      308,717,143
====================================================================================

ASSET-BACKED SECURITIES-8.31%

FULLY BACKED-2.55%

RACERS Trust-Series 2004-6-MM, Floating Rate
  Notes (CEP-Lehman Brothers Holdings Inc.)
  (Acquired 04/13/04; Cost $30,000,000)
  3.44%(b)(c)                                  01/22/06     30,000        30,000,000
====================================================================================

STRUCTURED-5.76%

Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Floating
  Rate Bonds (Acquired 02/10/05; Cost
  $25,163,250)
  3.39%(b)(c)                                  02/14/06     25,163        25,163,250
------------------------------------------------------------------------------------
Wachovia Asset Securitization Issuance,
  Inc.-Series 2004-HM2A, Class AMM, Putable
  Floating Rate Bonds (Acquired 12/16/04;
  Cost $42,775,210)
  3.45%(b)(c)(d)(e)                            12/25/34     42,775        42,775,210
====================================================================================
                                                                          67,938,460
====================================================================================
    Total Asset-Backed Securities (Cost
      $97,938,460)                                                        97,938,460
====================================================================================

CERTIFICATES OF DEPOSIT-7.21%

Societe Generale S.A. (France)
  3.25%                                        08/31/05     20,000        20,000,000
------------------------------------------------------------------------------------
  3.00%                                        12/21/05     15,000        15,000,000
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-(CONTINUED)

Svenska Handelsbanken A.B. (Sweden)
  3.00%                                        11/30/05    $40,000    $   40,000,000
------------------------------------------------------------------------------------
UniCredito Italiano S.p.A.-London (Italy)
  3.44%                                        12/07/05     10,000        10,000,000
====================================================================================
    Total Certificates of Deposit (Cost
      $85,000,000)                                                        85,000,000
====================================================================================

MASTER NOTE AGREEMENTS-5.09%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 04/21/05; Cost $60,000,000)
  3.45%(b)(e)(f)(g)(h)                              --      60,000        60,000,000
====================================================================================

PROMISSORY NOTES-4.24%

Goldman Sachs Group, Inc. (The) (Acquired
  07/13/05; Cost $50,000,000)
  3.39%(b)(f)(i)                               01/06/06     50,000        50,000,000
====================================================================================

VARIABLE RATE DEMAND NOTES- 3.18%(J)

INSURED-0.54%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  3.32%(e)(k)(l)                               12/01/20      6,405         6,405,000
====================================================================================

LETTER OF CREDIT ENHANCED- 2.64%(M)

California (State of), ABAG Finance Authority
  for Nonprofit Corporations (YMCA of San
  Francisco); Refunding Taxable Series 2004-A
  RB (LOC-Wells Fargo Bank, N.A.)
  3.38%(e)(l)                                  10/01/29      9,410         9,410,000
------------------------------------------------------------------------------------
FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank)
  3.44%(l)                                     04/01/28      7,210         7,210,000
------------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale S.A.)
  3.32%(l)                                     07/01/22        100           100,000
------------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America, N.A.)
  3.58%(l)                                     06/01/15     11,825        11,825,000
------------------------------------------------------------------------------------
Thomasville (County of), Georgia Payroll
  Development Authority (American Fresh Foods
  L.P.); Taxable Series 2005 B RB
  (LOC-Wachovia Bank, N.A.)
  3.45%(e)(l)                                  09/01/17      2,500         2,500,000
====================================================================================
                                                                          31,045,000
====================================================================================
    Total Variable Rate Demand Notes (Cost
      $37,450,000)                                                        37,450,000
====================================================================================

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------

MEDIUM-TERM NOTES-2.80%

Procter & Gamble Co. (The); Floating Rate
  MTN, (Acquired 08/02/04; Cost $33,000,000)
  3.34%(b)(n)                                  07/10/06    $33,000    $   33,000,000
====================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.12%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.12%

Unsec. Floating Rate Global Notes, (Cost
  $24,995,438)
  3.51%(n)                                     10/21/05     25,000        24,995,438
====================================================================================

FUNDING AGREEMENTS-1.27%

New York Life Insurance Co. (Acquired
  04/06/05; Cost $15,000,000)
  3.42%(b)(c)(i)                               04/05/06     15,000        15,000,000
====================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $712,101,041)                                    712,101,041
====================================================================================

REPURCHASE AGREEMENTS-40.20%

Banc of America Securities LLC
  3.37%(o)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  3.32%(p)                                     08/01/05     53,905        53,905,227
------------------------------------------------------------------------------------
BNP Paribas Securities Corp.-New York Branch
  (France)
  3.37%(q)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Citigroup Global Markets Inc.
  3.30%(r)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Credit Suisse First Boston LLC-New York
  Branch (Switzerland)
  3.30%(s)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.-New York Branch
  (Germany)
  3.37%(t)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  3.31%(u)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.
  3.31%(v)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Wachovia Securities, Inc.
  3.38%(w)                                     08/01/05     55,000        55,000,000
====================================================================================
    Total Repurchase Agreements (Cost
      $473,905,227)                                                      473,905,227
====================================================================================
TOTAL INVESTMENTS-100.61% (Cost
  $1,186,006,268)(x)                                                   1,186,006,268
====================================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                                     (7,140,342)
====================================================================================
NET ASSETS-100.00%                                                    $1,178,865,926
____________________________________________________________________________________
====================================================================================

Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RACERS  - Restructured Asset Certificates with Enhanced ReturnS(SM)
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. In such cases, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $551,697,333, which represented 46.80% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(e) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Interest rate is redetermined daily. Rate shown is the rate in effect on July 31, 2005.
(g) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based upon the timing of the demand.
(h) Open master note agreement with no specified maturity date. Either party may terminate the agreement upon thirty days prior written notice provided the last maturing advances under the note is paid in full, whether at maturity or on demand.
(i) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $65,000,000, which represented 5.51% of the Fund's Net Assets.
(j) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(k) Principal and/or interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(l) Interest rate is redetermined weekly. Rate shown is the rate in effect on July 31, 2005.
(m) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n) Interest rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(o) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,446. Collateralized by $53,677,678 corporate obligations, 1.74% to 8.75% due 10/02/06 to 06/15/30 with an aggregate market value at 07/31/05 of $57,750,001.
(p) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $750,207,500. Collateralized by $753,582,759 U.S. Government obligations, 3.38% to 6.50% due 08/01/14 to 08/01/35 with an aggregate market value at 07/31/05 of $765,000,001. The amount to be received upon repurchase by the Fund is $53,920,141.
(q) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,457. Collateralized by $50,385,529 corporate and municipal obligations, 5.00% to 8.13% due 06/15/18 to 10/01/33 with an aggregate market value at 07/31/05 of $57,750,001.
(r) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $750,206,250. Collateralized by $844,169,000 U.S. Government obligations, 0% to 4.90% due 10/12/05 to 02/25/19 with an aggregate market value at 07/31/05 of $765,000,092. The amount to be received upon repurchase by the Fund is $50,013,750.
(s) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $300,082,500. Collateralized by $400,879,000 U.S. Government obligations, 0% to 5.00% due 06/22/07 to 06/05/28 with an aggregate market value at 07/31/05 of $310,445,279. The amount to be received upon repurchase by the Fund is $50,013,750.
(t) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,457. Collateralized by $57,337,543 corporate obligations, 5.42% to 5.75% due 10/25/34 to 07/25/35 with an aggregate market value at 07/31/05 of $57,750,001.
(u) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $500,137,917. Collateralized by $514,304,000 U.S. Government obligations, 0% to 8.88% due 08/01/05 to 11/15/30 with an aggregate market value at 07/31/05 of $510,003,620. The amount to be received upon repurchase by the Fund is $50,013,792.
(v) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $500,137,917. Collateralized by $500,575,026 U.S. Government obligations, 3.98% to 9.50% due 11/01/07 to 08/01/35 with an aggregate market value at 07/31/05 of $513,532,622. The amount to be received upon repurchase by the Fund is $50,013,792.
(w) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $775,218,292. Collateralized by $809,717,680 corporate and municipal obligations, 0% to 7.86% due 08/04/05 to 08/25/45 with an aggregate market value at 07/31/05 of $813,750,001. The amount to be received upon repurchase by the Fund is $55,015,492.
(x) Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-106

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $712,101,041)    $  712,101,041
------------------------------------------------------------
Repurchase agreements (cost $473,905,227)        473,905,227
============================================================
    Total investments (cost $1,186,006,268)    1,186,006,268
============================================================
Receivables for:
  Fund shares sold                                 6,349,647
------------------------------------------------------------
  Interest                                         2,024,687
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               227,248
------------------------------------------------------------
Other assets                                          91,355
============================================================
    Total assets                               1,194,699,205
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          14,612,122
------------------------------------------------------------
  Dividends                                           44,977
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 338,781
------------------------------------------------------------
Accrued distribution fees                            366,253
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,127
------------------------------------------------------------
Accrued transfer agent fees                          359,526
------------------------------------------------------------
Accrued operating expenses                           109,493
============================================================
    Total liabilities                             15,833,279
============================================================
Net assets applicable to shares outstanding   $1,178,865,926
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,178,970,354
------------------------------------------------------------
Undistributed net investment income                  (87,926)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,178,865,926
____________________________________________________________
============================================================

NET ASSETS:

AIM Cash Reserve Shares                       $  569,946,926
____________________________________________________________
============================================================
Class B                                       $  219,312,217
____________________________________________________________
============================================================
Class C                                       $   71,454,645
____________________________________________________________
============================================================
Class R                                       $   15,069,870
____________________________________________________________
============================================================
Investor Class                                $  303,082,268
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          570,166,869
____________________________________________________________
============================================================
Class B                                          219,396,071
____________________________________________________________
============================================================
Class C                                           71,481,737
____________________________________________________________
============================================================
Class R                                           15,075,871
____________________________________________________________
============================================================
Investor Class                                   303,197,585
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-107

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $32,081,824
=========================================================================

EXPENSES:

Advisory fees                                                   5,223,551
-------------------------------------------------------------------------
Administrative services fees                                      350,405
-------------------------------------------------------------------------
Custodian fees                                                    117,190
-------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                       1,622,489
-------------------------------------------------------------------------
  Class B                                                       2,776,473
-------------------------------------------------------------------------
  Class C                                                         797,023
-------------------------------------------------------------------------
  Class R                                                          90,650
-------------------------------------------------------------------------
Transfer agent fees                                             4,013,478
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          65,020
-------------------------------------------------------------------------
Other                                                             663,105
=========================================================================
    Total expenses                                             15,719,384
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (2,191,850)
=========================================================================
    Net expenses                                               13,527,534
=========================================================================
Net investment income                                          18,554,290
=========================================================================
Net increase in net assets resulting from operations          $18,554,290
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-108

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,554,290    $    7,381,726
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                     --           (16,502)
==============================================================================================
    Net increase in net assets resulting from operations          18,554,290         7,365,224
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                         (9,458,364)       (4,544,908)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,365,065)         (234,827)
----------------------------------------------------------------------------------------------
  Class C                                                           (882,309)         (297,797)
----------------------------------------------------------------------------------------------
  Class R                                                           (227,682)          (21,561)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (5,619,734)       (2,388,098)
==============================================================================================
    Total distributions from net investment income               (18,553,154)       (7,487,191)
==============================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                                 --           (23,639)
----------------------------------------------------------------------------------------------
  Class B                                                                 --           (12,696)
----------------------------------------------------------------------------------------------
  Class C                                                                 --            (2,804)
----------------------------------------------------------------------------------------------
  Class R                                                                 --              (122)
----------------------------------------------------------------------------------------------
  Investor Class                                                          --           (12,995)
==============================================================================================
    Total distributions from net realized gains                           --           (52,256)
==============================================================================================
    Decrease in net assets resulting from distributions          (18,553,154)       (7,539,447)
==============================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                       (154,614,734)     (464,079,273)
----------------------------------------------------------------------------------------------
  Class B                                                       (116,570,279)     (207,835,642)
----------------------------------------------------------------------------------------------
  Class C                                                        (22,003,131)      (19,820,331)
----------------------------------------------------------------------------------------------
  Class R                                                           (445,170)        9,240,771
----------------------------------------------------------------------------------------------
  Investor Class                                                 (56,145,187)      359,038,712
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (349,778,501)     (323,455,763)
==============================================================================================
    Net increase (decrease) in net assets                       (349,777,365)     (323,629,986)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,528,643,291     1,852,273,277
==============================================================================================
  End of year (including undistributed net investment income
    of $(87,926) and $(89,062), respectively)                 $1,178,865,926    $1,528,643,291
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-109

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
                                     FS-110

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.40%
-------------------------------------------------------------------
Over $1 billion                                               0.35%
 __________________________________________________________________
===================================================================


    AIM and/or A I M Distributors, Inc. ("ADI") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time.

    During year ended July 31, 2005, AIM waived fees of $1,302,505.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $89,539.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $350,405.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $4,013,478 for AIM Cash Reserves Shares, Class B, Class C, Class R and Investor Class share classes.

    The Trust has entered into master distribution agreements with ADI to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve Shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $1,622,489, $2,315,511, $490,251 and $90,650, respectively, after ADI waived and/or reimbursed Plan fees of $460,962 and $306,772 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $18,672, $227,641, $31,211 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $32,072.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $9,129 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $18,553,154    $7,539,447
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $      136,996
----------------------------------------------------------------------------
Temporary book/tax differences                                      (224,922)
----------------------------------------------------------------------------
Capital loss carryforward                                            (16,502)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,178,970,354
============================================================================
Total net assets                                              $1,178,865,926
____________________________________________________________________________
============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                                                       CAPITAL LOSS
EXPIRATION                                                                                             CARRYFORWARD*
---------------------------------------------------------------------------------------------------------------------
July 31, 2013                                                                                             $16,502
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                            ---------------------------------------------------------------------
                                                                          2005                                 2004
                                                            ---------------------------------    --------------------------------
                                                                SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Class                                       837,492,505    $   837,492,505     1,723,348,635    $1,723,344,384
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      143,356,840        143,356,840       228,892,152       228,892,271
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      110,544,265        110,544,265       234,053,412       234,058,115
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                       23,395,147         23,395,147        28,780,786        28,780,786
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            327,787,179        327,787,179       370,467,337       370,479,287
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                         9,125,336          9,125,336         4,233,613         4,233,613
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,186,598          2,186,598           227,988           227,989
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          832,243            832,243           273,990           273,990
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          220,913            220,913            20,662            20,662
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              5,465,688          5,465,688         2,317,119         2,317,119
=================================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Class                                                --                 --           669,132           669,697
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --           253,059           252,879
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         8,223,808         8,218,055
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                        --                 --       433,127,527       432,821,214
=================================================================================================================================
Automatic conversion of Class B shares to AIM Cash Reserve
  Class shares:
  AIM Cash Reserve Class                                        21,873,695         21,873,695        32,054,831        32,054,836
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (21,873,695)       (21,873,695)      (32,054,831)      (32,054,836)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                    (1,023,106,270)    (1,023,106,270)   (2,224,381,846)   (2,224,381,803)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (240,240,022)      (240,240,022)     (405,153,776)     (405,153,945)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (133,379,639)      (133,379,639)     (262,370,490)     (262,370,491)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (24,061,230)       (24,061,230)      (19,560,677)      (19,560,677)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (389,398,054)      (389,398,054)     (446,569,211)     (446,578,908)
=================================================================================================================================
                                                              (349,778,501)   $  (349,778,501)     (323,146,780)   $ (323,455,763)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business on October 31, 2003. INVESCO Cash Reserves Fund's net assets at that date of $441,961,845 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  AIM CASH RESERVE SHARES
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                2005           2004         2003          2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0150         0.0056        0.0064        0.0141      0.0467
=============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)           --            --          --
=============================================================================================================================
    Total distributions                                        (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
=============================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(a)                                                   1.51%          0.57%         0.64%         1.42%       4.77%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $569,947       $724,567    $1,188,876    $1,121,879    $937,532
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(b)       0.58%         0.88%         1.01%       1.06%
=============================================================================================================================
  Without fee waivers and/or expense reimbursements               1.02%(b)       1.14%         1.03%         1.01%       1.06%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income to average net assets              1.46%(b)       0.55%         0.64%         1.40%       4.61%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $648,995,761.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0090         0.0006      0.0007      0.0065      0.0392
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0090)       (0.0006)    (0.0007)    (0.0065)    (0.0392)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --          --          --
=========================================================================================================================
    Total distributions                                        (0.0090)       (0.0006)    (0.0007)    (0.0065)    (0.0392)
=========================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.91%          0.06%       0.07%       0.66%       3.99%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,312       $335,866    $543,811    $717,967    $439,445
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.50%(b)       1.08%       1.46%       1.76%       1.81%
=========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.77%(b)       1.89%       1.78%       1.76%       1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              0.88%(b)       0.05%       0.06%       0.65%       3.86%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $277,647,251.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0113         0.0031      0.0008      0.0065      0.0393
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0113)       (0.0031)    (0.0008)    (0.0065)    (0.0393)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --          --          --
=========================================================================================================================
    Total distributions                                        (0.0113)       (0.0031)    (0.0008)    (0.0065)    (0.0393)
=========================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   1.14%          0.31%       0.09%       0.66%       4.00%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,455       $ 93,457    $113,306    $118,947    $ 86,884
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.29%(b)       0.83%       1.44%       1.76%       1.81%
=========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.77%(b)       1.89%       1.78%       1.76%       1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              1.09%(b)       0.30%       0.08%       0.65%       3.86%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $79,702,343.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 30, 2002
                                                                                                      (DATE SALES
                                                                      YEAR ENDED JULY 31,            COMMENCED) TO
                                                              -----------------------------------      JULY 31,
                                                                2005           2004        2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00      $   1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0125         0.0031      0.0038        0.0010
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0125)       (0.0031)    (0.0038)      (0.0010)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --            --
==================================================================================================================
    Total distributions                                        (0.0125)       (0.0031)    (0.0038)      (0.0010)
==================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00      $   1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                   1.26%          0.31%       0.38%         0.10%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,070       $ 15,516    $  6,280      $     10
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(b)       0.83%       1.13%         1.26%(c)
==================================================================================================================
  Without fee waivers and/or expense reimbursements               1.27%(b)       1.39%       1.28%         1.26%(c)
==================================================================================================================
Ratio of net investment income to average net assets              1.21%(b)       0.30%       0.39%         1.15%(c)
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $18,129,988.
(c)  Annualized.

                                                                          INVESTOR CLASS
                                                              ---------------------------------------
                                                                                   SEPTEMBER 30, 2003
                                                                   YEAR               (DATE SALES
                                                                  ENDED              COMMENCED) TO
                                                                 JULY 31,               JULY 31,
                                                                   2005                   2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   1.00               $   1.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.0175                 0.0068
=====================================================================================================
Less distributions:
  Dividends from net investment income                            (0.0175)               (0.0068)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --                (0.0000)
=====================================================================================================
    Total distributions                                           (0.0175)               (0.0068)
=====================================================================================================
Net asset value, end of period                                   $   1.00               $   1.00
_____________________________________________________________________________________________________
=====================================================================================================
Total return(a)                                                      1.76%                  0.68%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $303,082               $359,236
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.67%(b)               0.33%(c)
=====================================================================================================
  Without fee waivers and/or expense reimbursements                  0.77%(b)               0.86%(c)
=====================================================================================================
Ratio of net investment income to average net assets                 1.71%(b)               0.80%(c)
_____________________________________________________________________________________________________
=====================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $325,110,628.
(c)  Annualized.

NOTE 9--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Municipal Bond Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Municipal Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Municipal Bond Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Municipal Bond Fund (a portfolio of AIM Investment Securities Funds), for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in the net assets of AIM Municipal Bond Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-119a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.72%

ALABAMA-1.99%

Alabama (State of) Public School & College
  Authority; Capital Improvement Series 1999
  C RB
  5.75%, 07/01/17(b)                            AA     Aa3     $1,400     $  1,542,240
--------------------------------------------------------------------------------------
Birmingham (City of) Special Care Facilities
  Financing Authority (Children's Hospital of
  Alabama); Health Care Facility Series 2002
  RB
  5.38%, 06/01/23(b)(c)                        AAA     Aaa      1,500        1,610,955
--------------------------------------------------------------------------------------
Courtland (City of) Industrial Development
  Board (Champion International Corp.
  Project); Refunding Environmental
  Improvement Series 1996 RB
  6.40%, 11/01/26(b)(d)                         --    Baa2      2,315        2,424,523
--------------------------------------------------------------------------------------
Jefferson (County of); Prerefunded Capital
  Improvement Sewer Series 2001 A RB Wts.
  5.00%, 02/01/11(b)(e)(f)                     AAA     Aaa        775          842,704
--------------------------------------------------------------------------------------
Jefferson (County of); School Limited Tax
  Series 2000 GO Wts.
  5.50%, 02/15/20(b)(c)                        AAA     Aaa      1,250        1,348,512
--------------------------------------------------------------------------------------
Lauderdale (County of) & Florence (City of)
  Health Care Authority (Coffee Health
  Group); Series 2000 A RB
  6.00%, 07/01/29(b)(c)                        AAA     Aaa      1,000        1,113,830
--------------------------------------------------------------------------------------
University of Alabama; Series 2004 A RB
  5.00%, 07/01/29(b)(c)                        AAA     Aaa      1,000        1,053,600
======================================================================================
                                                                             9,936,364
======================================================================================

ALASKA-0.42%

Alaska (State of) Housing Finance Corp.
  (State Building Lease); Series 1999 RB
  5.75%, 04/01/17(b)(c)                        AAA     Aaa      2,000        2,116,860
======================================================================================

AMERICAN SAMOA-0.27%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/08(b)(c)                         A      --       1,280        1,359,488
======================================================================================

ARIZONA-0.23%

Phoenix (City of) Civic Improvement Corp.
  (Waste Water System); Jr. Lien 2000 RB
  5.70%, 07/01/08(b)(c)                        AAA     Aaa      1,055        1,132,585
======================================================================================

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------


ARKANSAS-0.32%

North Little Rock (City of) Health Facilities
  Board (Baptist Health); Health Care Series
  2001 RB
  5.70%, 07/01/22(b)                            A+     --      $  500     $    524,745
--------------------------------------------------------------------------------------
Van Buren (County of); Refunding &
  Construction Sales & Use Tax Series 2000 RB
  5.60%, 12/01/25(b)(c)                         --     Aaa      1,000        1,086,520
======================================================================================
                                                                             1,611,265
======================================================================================

CALIFORNIA-2.28%

ABAG Finance Authority for Non-Profit Corps.
  (Lincoln Glen Manor for Senior Citizens);
  Series 2000 COP (CEP-Cal-Mortgage)
  6.10%, 02/15/25(b)                            A      --       1,000        1,063,880
--------------------------------------------------------------------------------------
ABAG Finance Authority for Non-Profit Corps.
  (Lytton Gardens Inc.); Series 1999 COP
  (CEP-Cal-Mortgage)
  6.00%, 02/15/19(b)                            A      --       1,585        1,692,368
--------------------------------------------------------------------------------------
ABAG Finance Authority for Non-Profit Corps.
  (Odd Fellows Home of California); Series
  1999 COP (CEP-Cal-Mortgage) 6.00%,
  08/15/24(b)                                   A      --       1,000        1,056,140
--------------------------------------------------------------------------------------
Big Bear Lake (City of); Refunding Water
  Series 1996 RB
  6.00%, 04/01/22(b)(c)                        AAA     Aaa      2,000        2,387,500
--------------------------------------------------------------------------------------
California (State of) Department of Water
  Resources; Power Supply Series 2002 A RB
  5.38%, 05/01/22(b)                           BBB+    A2       1,000        1,085,080
--------------------------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.05%, 03/01/11(b)                            --    Baa3      1,350        1,478,304
--------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency (California
  Toll Road Project); Sr. Lien Series 1995 A
  RB
  6.00%, 01/01/10(b)(e)(f)                     AAA     Aaa        400          446,944
--------------------------------------------------------------------------------------
Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06 (Acquired 03/29/01; Cost
  $66,497)(b)(g)(h)(i)                          --     --          66           66,553
--------------------------------------------------------------------------------------
Montclair (City of) Financing Authority
  (Public Facilities Project); Lease Series
  2005 RB
  4.60%, 10/01/25(b)(c)                        AAA     --       1,250        1,265,787
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

Sacramento (City of) Financing Authority
  (Convention Center Hotel); Sr. Series 1999
  A RB
  6.25%, 01/01/30(b)(g)                         --     --      $  750     $    790,245
======================================================================================
                                                                            11,332,801
======================================================================================

COLORADO-2.99%

Aurora (City of); Public Improvement Series
  2000 COP
  5.50%, 12/01/30(b)(c)                        AAA     Aaa      3,330        3,602,194
--------------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Sr. Series 2000 A RB
  5.75%, 09/01/35(b)(c)                        AAA     Aaa      1,000        1,117,100
--------------------------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Refunding & Improvement
  Series 2004 RB (CEP-XL Capital Ltd.)
  5.25%, 08/15/24(b)                           AAA     Aaa      1,475        1,604,284
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002 A RB
  5.50%, 01/01/23(b)                            A-     A1       2,850        3,031,488
--------------------------------------------------------------------------------------
  5.63%, 01/01/33(b)                            A-     A1       2,000        2,104,340
--------------------------------------------------------------------------------------
Denver (City of) Health & Hospital Authority;
  Refunding Health Care Series 2004 A RB
  6.25%, 12/01/33(b)                           BBB    Baa3        750          809,857
--------------------------------------------------------------------------------------
Meridian Metropolitan District; Refunding &
  Improvement Unlimited Tax Series 2001 B GO
  5.00%, 12/01/25(b)(c)                         AA     --       1,000        1,029,980
--------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority;
  Sr. Series 2001 A RB
  5.25%, 06/15/41(b)(c)                        AAA     Aaa      1,000        1,061,410
--------------------------------------------------------------------------------------
University of Colorado; Hospital Authority
  Series 2001 A RB
  5.60%, 11/15/31(b)                            --     A3         500          521,985
======================================================================================
                                                                            14,882,638
======================================================================================

CONNECTICUT-3.24%

Connecticut (State of) (Bradley International
  Airport); Special Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)(c)(d)                      A      --       1,250        1,353,250
--------------------------------------------------------------------------------------
Connecticut (State of) (Transportation
  Infrastructure); Special Obligation Tax
  Series 1991 B RB
  6.50%, 10/01/10(b)                           AA-     A1         530          605,525
--------------------------------------------------------------------------------------
  6.50%, 10/01/12(b)                           AA-     A1       1,500        1,766,145
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

CONNECTICUT-(CONTINUED)

Connecticut (State of) Area Cooperative
  Educational Services (Staff
  Development/Administration Facilities);
  Unlimited Tax Series 1999 GO
  5.63%, 07/15/19(b)(c)                         A      --      $1,060     $  1,100,079
--------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Bridgeport Hospital);
  Series 1992 A RB
  6.63%, 07/01/18(b)(c)                        AAA     Aaa        500          501,705
--------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Loomis Chaffee
  School); Series 2001 D RB
  5.25%, 07/01/31(b)                            --     A2       1,000        1,071,460
--------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (William W. Backus
  Hospital); Series 1997 D RB
  5.75%, 07/01/07(b)(e)(f)                     AAA     Aaa      1,000        1,064,160
--------------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Group Home Mortgage); Special
  Obligation Series 2000 GH-5 RB
  5.85%, 06/15/30(b)(c)                        AAA     Aaa        500          532,755
--------------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program);
  Series 1996 C-1 RB 6.30%, 11/15/17(b)        AAA     Aaa      1,270        1,311,821
--------------------------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18(b)                           AAA     Aaa        750          774,412
--------------------------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(b)(d)                        AAA     Aaa      1,000        1,033,620
--------------------------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(b)(d)                        AAA     Aaa      1,775        1,832,226
--------------------------------------------------------------------------------------
Manchester (City of) Eighth Utilities
  District; Unlimited Tax Series 1991 GO
  6.75%, 08/15/06(b)                            --     Aa3        180          187,133
--------------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax Series
  1990 GO
  6.00%, 06/15/07(b)                            --     Aa3        100          105,627
--------------------------------------------------------------------------------------
New Britain (City of); Unlimited Tax Series
  1992 GO
  6.00%, 02/01/11(b)(c)                        AAA     Aaa        400          452,792
--------------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax Series
  1991 GO
  6.50%, 01/15/10(b)                            --     A3         125          141,040
--------------------------------------------------------------------------------------
  6.50%, 01/15/11(b)                            --     A3         125          144,732
--------------------------------------------------------------------------------------
Somers (City of); Unlimited Tax Series 1990
  GO
  6.00%, 12/01/10(b)                            --     A1         190          213,976
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

University of Connecticut; Student Fee Series
  2000 A RB
  6.00%, 11/15/10(b)(e)(f)                     NRR     NRR     $1,325     $  1,508,910
--------------------------------------------------------------------------------------
Westbrook (City of); Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)(c)                        AAA     Aaa        380          431,266
======================================================================================
                                                                            16,132,634
======================================================================================

DELAWARE-0.06%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75%, 01/01/13(b)(e)                        NRR     Aaa        250          291,292
======================================================================================

DISTRICT OF COLUMBIA-0.48%

District of Columbia (George Washington
  University); Series 2001 A RB
  5.13%, 09/15/31(b)(c)                        AAA     Aaa      1,000        1,041,180
--------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(b)(c)                        AAA     Aaa      1,055        1,133,492
--------------------------------------------------------------------------------------
District of Columbia (Mandarin Oriental Hotel
  Project); Tax Increment Series 2002 TAN
  5.25%, 07/01/22(b)(c)                        AAA     Aaa        200          213,962
======================================================================================
                                                                             2,388,634
======================================================================================

FLORIDA-1.41%

Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  5.80%, 05/01/16(b)(c)                        AAA     Aaa      1,000        1,113,730
--------------------------------------------------------------------------------------
Jacksonville (City of) Health Facilities
  Authority (Ascension Health Credit Group);
  Series 2002 A RB
  5.25%, 11/15/32(b)                            AA     Aa2      1,500        1,579,095
--------------------------------------------------------------------------------------
Miami-Dade (County of) (Miami International
  Airport); Aviation Series 2000 B RB
  5.75%, 10/01/29(b)(c)                        AAA     Aaa      2,000        2,210,440
--------------------------------------------------------------------------------------
Sunrise (City of) Utility System; Refunding
  Series 1998 RB
  5.00%, 10/01/28(b)(c)                        AAA     Aaa      1,000        1,081,250
--------------------------------------------------------------------------------------
University of Central Florida Athletics
  Association Inc.; Series 2005 A COP
  5.00%, 10/01/26(b)(c)                        AAA     Aaa      1,000        1,057,920
======================================================================================
                                                                             7,042,435
======================================================================================

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------


GEORGIA-0.43%

Gwinnett (County of) Water & Sewer Authority;
  Series 2002 RB
  5.25%, 08/01/24(b)                           AAA     Aaa     $2,000     $  2,162,620
======================================================================================

ILLINOIS-6.44%

Bellwood (City of); Unlimited Tax Series 2002
  GO
  5.25%, 12/01/25(b)(c)                         --     Aaa      1,000        1,073,410
--------------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  (CEP-GNMA)
  6.13%, 02/20/42(b)(d)                        AAA     --       1,560        1,636,284
--------------------------------------------------------------------------------------
Chicago (City of); Project & Refunding
  Unlimited Tax
  Series 2000 C GO
  5.50%, 01/01/40(b)(c)                        AAA     Aaa      2,750        2,971,430
--------------------------------------------------------------------------------------
  Series 2001 A GO
  5.25%, 01/01/33(b)(c)                        AAA     Aaa      3,940        4,154,415
--------------------------------------------------------------------------------------
Chicago (City of); Special Transportation
  Series 2001 RB
  5.25%, 01/01/27(b)(e)(f)                     AAA     Aaa      1,000        1,076,410
--------------------------------------------------------------------------------------
Cook (County of); Capital Improvement
  Unlimited Tax Series 2004 B GO
  5.00%, 11/15/29(b)(c)                        AAA     Aaa      1,000        1,053,050
--------------------------------------------------------------------------------------
Freeport (City of); Sewer System Improvements
  Unlimited Tax Series 2000 GO
  6.00%, 12/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,137,170
--------------------------------------------------------------------------------------
Illinois (State of) Department of Central
  Management Services; Series 1999 COP
  5.85%, 07/01/19(b)(c)                        AAA     Aaa      1,750        1,924,195
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Series 1997 A RB
  6.00%, 11/15/11(b)(c)                        AAA     Aaa      2,500        2,819,750
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Catholic Charities Housing
  Development); Series 1995 RB
  6.35%, 01/01/25(b)(g)                         --     --       1,500        1,505,565
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Northwestern University);
  Adjustable Rate Medium Term Series 1997 RB
  5.25%, 11/01/14(b)(f)                        AA+     Aa1      1,000        1,101,430
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Robert Morris College); Series
  2000 RB
  5.75%, 06/01/20(b)(c)                         --     Aaa      1,305        1,378,706
--------------------------------------------------------------------------------------
  5.80%, 06/01/30(b)(c)                         --     Aaa      1,000        1,040,920
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series 1999
  A RB
  6.00%, 11/15/19(b)(c)                        AAA     Aaa     $1,000     $  1,105,280
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital Corp.);
  Refunding Series 1992 A RB
  6.25%, 04/15/22(b)(e)                        NRR     Aaa      1,000        1,202,210
--------------------------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(b)(e)                        NRR     NRR      1,150        1,382,541
--------------------------------------------------------------------------------------
Illinois (State of) Toll Highway Authority;
  Sr. Priority Toll Highway Series 2005 A RB
  5.00%, 01/01/22(b)(c)                        AAA     Aaa      1,250        1,334,525
--------------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Capital
  Appreciation Dedicated State Tax Series
  2002 A RB
  6.69%, 06/15/30(b)(c)(j)                     AAA     Aaa      1,000          305,200
--------------------------------------------------------------------------------------
  Dedicated State Tax Series 2002 A RB
  5.25%, 06/15/42(b)(c)                        AAA     Aaa      1,000        1,060,730
--------------------------------------------------------------------------------------
Tazewell (County of) Community High School
  District No. 303 (Pekin);
  Prerefunded Unlimited Tax
  Series 1996 GO
  5.63%, 01/01/07(b)(e)(f)                     AAA     Aaa      1,275        1,324,457
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1996 GO
  5.63%, 01/01/14(b)(c)                        AAA     Aaa        160          165,397
--------------------------------------------------------------------------------------
Will (County of) School District No. 122 (New
  Lenox);
  Prerefunded Unlimited Tax Series 2000 A GO
  6.50%, 11/01/10(b)(e)(f)                     NRR     Aaa        510          588,234
--------------------------------------------------------------------------------------
  Prerefunded Unlimited Tax Series 2000 A GO
  6.50%, 11/01/10(b)(e)(f)                     NRR     Aaa         80           92,272
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 2000 A GO
  6.50%, 11/01/14(b)(c)                         --     Aaa        575          662,308
======================================================================================
                                                                            32,095,889
======================================================================================

INDIANA-5.12%

East Allen (County of) Multi-School Building
  Corp.; First Mortgage Series 2000 RB
  5.75%, 01/15/10(b)(e)(f)                     AAA     Aaa        735          811,190
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

INDIANA-(CONTINUED)

Hancock (County of) & Mount Vernon (City of)
  Multi-School Building Corp.; First Mortgage
  Series 2001 RB (CEP-State Aid Withholding)
  5.45%, 07/15/11(b)(e)(f)                     NRR     NRR     $1,000     $  1,110,710
--------------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Special Program
  Series 2000 A RB
  5.90%, 02/01/14(b)(c)                        AAA     Aaa      1,000        1,112,420
--------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority;
  Prerefunded Highway Series 2000 RB
  5.38%, 12/01/10(b)(e)(f)                     NRR     NRR        435          477,856
--------------------------------------------------------------------------------------
  Unrefunded Highway Series 2000 RB
  5.38%, 12/01/25(b)                           AA-     Aa2      1,565        1,688,259
--------------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank (Waterworks Project);
  Series 2002 A RB
  5.25%, 07/01/33(b)(c)                        AAA     Aaa      1,000        1,056,240
--------------------------------------------------------------------------------------
Lafayette (City of); Sewer Series 2002 RB
  5.15%, 07/01/24(b)(c)                        AAA     Aaa      1,000        1,070,150
--------------------------------------------------------------------------------------
Northern Wells (City of) Community School
  Building Corp.; First Mortgage Series 2002
  RB
  5.40%, 07/15/23(b)(c)                        AAA     Aaa        500          540,210
--------------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power & Light
  Co.); Refunding Series 1991 PCR
  5.75%, 08/01/21(b)                           BBB-   Baa2      4,000        4,217,480
--------------------------------------------------------------------------------------
Petersburg (City of) Pollution Control
  (Indiana Power & Lighting Co.); Refunding
  Series 1993 B PCR
  5.40%, 08/01/17(b)(c)                        AAA     Aaa      9,850       11,244,563
--------------------------------------------------------------------------------------
St. Joseph (County of) Hospital Authority
  (Memorial Health System); Health System
  Series 2000 RB
  5.63%, 08/15/33(b)(c)                        AAA     Aaa      1,000        1,073,260
--------------------------------------------------------------------------------------
Wa-Nee Middle School Building Corp.; First
  Mortgage Unlimited Tax Series 2001 GO
  5.50%, 01/15/20(b)(c)                        AAA     Aaa      1,000        1,088,640
======================================================================================
                                                                            25,490,978
======================================================================================


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

KANSAS-0.36%

Overland Park (City of) Development Corp.
  (First Tier- Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32(b)(g)                         --     --      $1,635     $  1,793,072
======================================================================================

KENTUCKY-0.09%

Jefferson (County of) (Beverly Enterprises
  Project); Refunding Health Facilities
  Series 1999 RB
  5.88%, 05/01/08(b)(g)                         --     --         460          460,198
======================================================================================

LOUISIANA-6.86%

Jefferson (City of) Sales Tax District;
  Special Sales Tax Series 2005 RB
  5.00%, 12/01/21(b)(c)                        AAA     Aaa      1,240        1,333,124
--------------------------------------------------------------------------------------
Lafayette (City of); Public Improvement Sales
  Tax Series 2000 A RB
  5.50%, 03/01/23(b)(c)                        AAA     Aaa      2,360        2,554,771
--------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (Parking Facilities
  Corp. Garage Project); Series 2001 A RB
  5.20%, 10/01/20(b)(c)                        AAA     Aaa      1,760        1,877,198
--------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority; Capital Projects &
  Equipment Acquisitions Series 2000 A RB
  6.30%, 07/01/30(b)(c)                        AAA     Aaa      4,000        4,339,440
--------------------------------------------------------------------------------------
  6.55%, 09/01/25(b)(c)                         A      --      12,040       13,901,866
--------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32(b)                            --     A3       1,000        1,048,910
--------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Tulane University); Series 1996
  RB
  6.00%, 10/01/06(b)(e)(f)                     AAA     Aaa      2,500        2,641,450
--------------------------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)(c)                        AAA     Aaa      2,100        2,212,812
--------------------------------------------------------------------------------------
Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional Medical
  Center); Refunding Hospital Series 1996 RB
  5.70%, 05/15/16(b)(c)                        AAA     Aaa      1,000        1,092,380
--------------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/08(b)(e)                        NRR     NRR        500          553,025
--------------------------------------------------------------------------------------
  7.60%, 01/01/09(b)(e)                        NRR     NRR        500          570,495
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

LOUISIANA-(CONTINUED)

Tangipahoa (Parish of) Hospital Service
  District No. 1 (North Oaks Medical Center
  Project); Refunding Hospital Series 2003 A
  RB
  5.00%, 02/01/25(b)                            A      --      $1,000     $  1,028,940
--------------------------------------------------------------------------------------
  5.00%, 02/01/30(b)                            A      --       1,000        1,003,000
======================================================================================
                                                                            34,157,411
======================================================================================

MAINE-0.27%

Maine (State of) Housing Authority; Mortgage
  Series 1999 E-1 RB
  5.85%, 11/15/20(b)                           AA+     Aa1      1,305        1,352,776
======================================================================================

MARYLAND-0.21%

Maryland (State of) Health & Higher
  Educational Facilities Authority
  (University of Maryland Medical System);
  Series 2001 RB
  5.25%, 07/01/28(b)                            A      A3       1,000        1,037,460
======================================================================================

MASSACHUSETTS-3.22%

Boston (City of) Water & Sewer Commission;
  Sr. Series 1993 A RB
  5.25%, 11/01/19(b)(c)                        AAA     Aaa      5,385        6,103,951
--------------------------------------------------------------------------------------
Massachusetts (State of) Bay Transportation
  Authority; Sr. Sales Tax Series 2002 A RB
  5.00%, 07/01/32(b)                           AAA     Aa2      1,500        1,562,145
--------------------------------------------------------------------------------------
Massachusetts (State of) Development Finance
  Agency (Boston University);
  Series 1999 P RB
  6.00%, 05/15/59(b)                           BBB+    A3       4,500        5,384,430
--------------------------------------------------------------------------------------
Massachusetts (State of) Development Finance
  Agency (College Issue); Series 2003 B RB
  (CEP-XL Capital Ltd.)
  5.25%, 07/01/33(b)                           AAA     Aaa      1,000        1,070,710
--------------------------------------------------------------------------------------
Massachusetts (State of) School Building
  Authority; Dedicated Sales Tax Series 2005
  A RB
  5.00%, 08/15/25(b)(c)                        AAA     Aaa      1,000        1,063,250
--------------------------------------------------------------------------------------
Massachusetts (State of); Consumer Lien
  Limited Tax Series 2000 A GO
  5.75%, 02/01/09(b)                            AA     Aa2        785          850,681
======================================================================================
                                                                            16,035,167
======================================================================================

MICHIGAN-6.26%

Allegan (City of) Public School District
  Unlimited Tax Series 2000 GO
  5.75%, 05/01/10(b)(e)(f)                     AAA     Aaa        500          554,985
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Almont (City of) Community Schools; Refunding
  School Building & Site Unlimited Tax Series
  2002 GO
  5.00%, 05/01/27(b)                           AA+     Aa2     $1,000     $  1,047,550
--------------------------------------------------------------------------------------
Bullock Creek School District; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)                     NRR     NRR      1,000        1,096,750
--------------------------------------------------------------------------------------
Caledonia (City of) Community Schools;
  Unlimited Tax Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,096,750
--------------------------------------------------------------------------------------
Chippewa Valley Schools; Refunding Unlimited
  Tax Series 2002 GO
  5.13%, 05/01/27(b)                            AA     Aa2      1,000        1,056,780
--------------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Prerefunded Sr. Lien Series 2001 A RB
  5.25%, 07/01/11(b)(e)(f)                     AAA     Aaa      1,655        1,819,524
--------------------------------------------------------------------------------------
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)(c)                        AAA     Aaa      5,000        5,172,900
--------------------------------------------------------------------------------------
  Unrefunded Sr. Lien Series 2001 A RB
  5.25%, 07/01/33(b)(c)                        AAA     Aaa      1,845        1,955,313
--------------------------------------------------------------------------------------
Detroit (City of); Capital Improvement
  Limited Tax Series 2005 A-2 GO
  5.00%, 04/01/23(b)(c)                        AAA     Aaa      1,040        1,115,306
--------------------------------------------------------------------------------------
Jackson (City of) Brownfield Redevelopment
  Authority; Tax Increment Series 2002 TAN
  5.13%, 06/01/24(b)(c)                        AAA     Aaa      1,000        1,064,120
--------------------------------------------------------------------------------------
Lake Orion (City of) Community School
  District; Unlimited Tax Series 2000 A GO
  6.00%, 05/01/10(b)(e)(f)                     AAA     Aaa        500          558,110
--------------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(b)(e)(f)                     AAA     Aaa      1,210        1,251,394
--------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Ascension Health Credit); Series
  1999 A RB
  5.50%, 11/15/07(b)(c)                        AAA     Aaa      3,000        3,164,190
--------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Marquette General Hospital
  Obligation Group); Series 2005 A RB
  5.00%, 05/15/34(b)                            --    Baa1        860          864,567
--------------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Drinking Water Revolving Fund); Series
  2000 RB
  5.50%, 10/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,113,530
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

MICHIGAN-(CONTINUED)

Michigan (State of) Public Power Agency
  (Combustion Turbine No. 1 Project); Series
  2001 A RB
  5.25%, 01/01/24(b)(c)                        AAA     Aaa     $2,500     $  2,682,400
--------------------------------------------------------------------------------------
Newaygo (City of) Public Schools; Unlimited
  Tax Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)                     NRR     NRR      1,000        1,099,060
--------------------------------------------------------------------------------------
Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(b)(e)(f)                     AAA     Aaa      2,100        2,204,643
--------------------------------------------------------------------------------------
  5.75%, 05/01/07(b)(e)(f)                     AAA     Aaa      2,175        2,283,380
======================================================================================
                                                                            31,201,252
======================================================================================

MINNESOTA-0.23%

Minneapolis (City of); Parking Ramp Unlimited
  Tax Series 2000 A GO
  5.90%, 12/01/20(b)                           AAA     Aa1      1,000        1,125,500
======================================================================================

MISSISSIPPI-1.22%

Mississippi (State of) Higher Education
  Assistance Corp.; Sub-Series 1994 C RB
  (CEP-Gtd. Student Loans)
  7.50%, 09/01/09(b)(d)                         --     A2       5,000        5,012,650
--------------------------------------------------------------------------------------
Mississippi (State of) Hospital Equipment &
  Facilities Authority (Forrest County
  General Hospital Project); Series 2000 RB
  5.50%, 01/01/27(b)(c)                         --     Aaa      1,000        1,075,310
======================================================================================
                                                                             6,087,960
======================================================================================

MISSOURI-1.11%

Missouri (State of) Environmental Improvement
  & Energy Resources Authority (State
  Revolving Fund); Unrefunded Water Series
  1995 C PCR
  5.85%, 01/01/10(b)                            --     Aaa        270          273,518
--------------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Washington University
  Project); Educational Facilities Series
  2001 A RB
  5.13%, 06/15/41(b)                           AAA     Aa1      4,000        4,181,960
--------------------------------------------------------------------------------------
Missouri (State of) Housing Development
  Commission; Multi-Family Housing Series
  2001 II RB (CEP-FHA)
  5.38%, 12/01/18(b)                            AA     --         510          536,168
--------------------------------------------------------------------------------------
Nixa (City of) Electric System; Series 2005
  RB (CEP-XL Capital Ltd.)
  5.00%, 04/01/25(b)                           AAA     Aaa        500          519,305
======================================================================================
                                                                             5,510,951
======================================================================================


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

NEBRASKA-0.22%

Omaha (City of) Public Power District;
  Electric Series 2002 A RB
  5.20%, 02/01/10(b)(e)(f)                     NRR     NRR     $1,000     $  1,081,800
======================================================================================

NEVADA-3.75%

Boulder City (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital Series
  1998 RB
  5.85%, 01/01/22(b)(g)                         --     --         500          500,935
--------------------------------------------------------------------------------------
Clark (County of) (Nevada Power Co. Project);
  Refunding Series 1992 C IDR
  7.20%, 10/01/22(b)                           BB+     Ba2      1,500        1,524,150
--------------------------------------------------------------------------------------
Clark (County of) Bond Bank; Limited Tax
  Series 2001 GO
  5.00%, 06/01/31(b)(c)                        AAA     Aaa      5,000        5,173,250
--------------------------------------------------------------------------------------
Clark (County of); Airport Sub.-Lien Series
  2001 B RB
  5.13%, 07/01/21(b)(c)                        AAA     Aaa      2,250        2,384,437
--------------------------------------------------------------------------------------
  5.25%, 07/01/34(b)(c)                        AAA     Aaa      1,500        1,577,625
--------------------------------------------------------------------------------------
  Series 2004 A-2 RB
  5.13%, 07/01/25(b)(c)                        AAA     Aaa      1,000        1,061,260
--------------------------------------------------------------------------------------
  5.13%, 07/01/27(b)(c)                        AAA     Aaa      1,000        1,058,220
--------------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR
  6.55%, 10/01/13(b)(c)                        AAA     Aaa      3,000        3,054,570
--------------------------------------------------------------------------------------
Reno (City of) Redevelopment Agency;
  Refunding Sub-Series 1995 A TAN
  6.00%, 06/01/10(b)                            --    Baa3      1,185        1,189,479
--------------------------------------------------------------------------------------
Truckee Meadows Water Authority; Water Series
  2001 A RB
  5.13%, 07/01/30(b)(c)                        AAA     Aaa      1,100        1,152,734
======================================================================================
                                                                            18,676,660
======================================================================================

NEW JERSEY-2.14%

New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facility Series 1999 RB
  6.25%, 09/15/29(b)(d)                         B     Caa2      2,000        1,831,660
--------------------------------------------------------------------------------------
  6.40%, 09/15/23(b)(d)                         B     Caa2      1,000          941,250
--------------------------------------------------------------------------------------
  Series 2000 RB
  7.00%, 11/15/30(b)(d)                         B     Caa2      4,000        3,954,120
--------------------------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (St. Peters University
  Hospital); Series 2000 A RB
  6.88%, 07/01/20(b)                           BBB+   Baa1        500          553,635
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

NEW JERSEY-(CONTINUED)

New Jersey (State of) Tobacco Settlement
  Financing Corp.; Asset-Backed Series 2002
  RB
  5.38%, 06/01/18(b)                           BBB    Baa3     $1,500     $  1,558,455
--------------------------------------------------------------------------------------
New Jersey (State of) Transportation Trust
  Fund Authority (Transportation System);
  Series 1999 A RB
  5.50%, 06/15/10(b)                           AA-     A1       1,670        1,815,073
======================================================================================
                                                                            10,654,193
======================================================================================

NEW MEXICO-0.30%

Rio Rancho (City of); Gross Receipts Tax
  Improvement Series 2005 RB
  5.00%, 06/01/22(b)(c)                        AAA     Aaa      1,405        1,502,844
======================================================================================

NEW YORK-5.33%

Metropolitan Transportation Authority
  (Dedicated Tax Fund); Series 2000 A RB
  5.88%, 04/01/10(b)(e)(f)                     AAA     Aaa      1,500        1,673,775
--------------------------------------------------------------------------------------
Metropolitan Transportation Authority
  (Service Contract); Refunding Series 2002 A
  RB
  5.13%, 01/01/29(b)                           AA-     A2       1,000        1,057,410
--------------------------------------------------------------------------------------
New York & New Jersey (States of) Port
  Authority (Consolidated Ninety-Third);
  Series 1994 RB
  6.13%, 06/01/94(b)                           AA-     A1       5,250        6,317,745
--------------------------------------------------------------------------------------
New York (City of) Municipal Water Finance
  Authority; Prerefunded Water & Sewer System
  Series 1996 A RB
  5.50%, 06/15/06(b)(e)(f)                     AAA     Aaa        705          728,843
--------------------------------------------------------------------------------------
  Prerefunded Water & Sewer System Series
  2000 B RB
  6.00%, 06/15/10(b)(e)(f)                     NRR     NRR        935        1,059,187
--------------------------------------------------------------------------------------
  Unrefunded Water & Sewer System Series 2000
  B RB
  6.00%, 06/15/33(b)                           AA+     Aa2        565          635,416
--------------------------------------------------------------------------------------
  Unrefunded Water & Sewer System Series 1996
  A RB
  5.50%, 06/15/24(b)(c)                        AAA     Aaa        295          304,357
--------------------------------------------------------------------------------------
  Water & Sewer System Series 1997 B RB
  5.75%, 06/15/07(b)(e)(f)                     NRR     NRR      3,850        4,090,856
--------------------------------------------------------------------------------------
New York (City of) Triborough Bridge & Tunnel
  Authority;
  General Purpose
  Series 1992 Y RB
  5.50%, 01/01/17(b)(e)                        AAA     NRR      2,900        3,322,240
--------------------------------------------------------------------------------------
  General Purpose Series 1993 B RB
  5.00%, 01/01/20(b)(e)(f)                     AAA     NRR      1,935        2,143,148
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
NEW YORK-(CONTINUED)

New York (City of); Prerefunded Unlimited Tax
  Series 1996 A GO
  6.25%, 08/01/06(b)(e)(f)                     NRR     NRR     $3,035     $  3,183,715
--------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (State University Educational Facilities);
  Series 1995 A RB
  6.50%, 05/15/06(b)                           AA-     A2       1,000        1,028,490
--------------------------------------------------------------------------------------
New York (State of) Environmental Facilities
  Corp. (State Water Revolving Project);
  Unrefunded Series 1991 E PCR
  6.88%, 06/15/10(b)                           AAA     Aaa      1,000        1,004,300
======================================================================================
                                                                            26,549,482
======================================================================================

NORTH CAROLINA-1.06%

North Carolina (State of) Eastern Municipal
  Power Agency; Power System Series 1993 A RB
  6.13%, 01/01/10(b)(e)                        AAA     Aaa      1,500        1,677,150
--------------------------------------------------------------------------------------
North Carolina (State of) Housing Finance
  Agency; Single Family Series 1996 II RB
  (CEP-FHA)
  6.20%, 03/01/16(b)                            AA     Aa2        260          266,825
--------------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency (No. 1 Catawba Electric Project);
  Refunding Series 1990 RB
  6.50%, 01/01/10(b)(e)(f)                     AAA     NRR        260          294,684
--------------------------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07(b)                           BBB+    A3       2,890        3,044,788
======================================================================================
                                                                             5,283,447
======================================================================================

NORTH DAKOTA-0.28%

North Dakota (State of) Water Commission
  (Water Development & Management Program);
  Series 2005 B RB
  5.00%, 08/01/22(b)(c)                        AAA     Aaa      1,290        1,386,608
======================================================================================

OHIO-2.93%

Cleveland (City of) Waterworks; Refunding
  First Mortgage Series 1993 G RB
  5.50%, 01/01/21(b)(c)                        AAA     Aaa      3,300        3,798,696
--------------------------------------------------------------------------------------
Cuyahoga (County of); Refunding Series 2003 A
  RB
  5.50%, 01/01/29(b)                            A+     Aa3      2,000        2,137,300
--------------------------------------------------------------------------------------
Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(b)(e)(f)                     AAA     Aaa      1,000        1,011,620
--------------------------------------------------------------------------------------
Findlay (City of); Limited Tax Series 1996 GO
  5.88%, 07/01/06(b)(e)(f)                     NRR     NRR      1,000        1,047,220
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

OHIO-(CONTINUED)

Greater Cleveland Regional Transportation
  Authority; Refunding Capital Improvement
  Limited Tax Series 2004 GO
  5.00%, 12/01/23(b)(c)                         --     Aaa     $1,220     $  1,307,267
--------------------------------------------------------------------------------------
Montgomery (County of) (Grandview Hospital &
  Medical Center); Refunding Hospital Series
  1997 RB
  5.50%, 12/01/09(b)(e)(f)                     NRR     NRR      1,000        1,088,000
--------------------------------------------------------------------------------------
Ohio (State of) Department of Transportation
  (Panhandle Rail Line Project); Series 1992
  COP
  6.50%, 04/15/12(b)(c)                        AAA     Aaa        855          859,916
--------------------------------------------------------------------------------------
Plain (City of) Local School District;
  Prerefunded Unlimited Tax Series 2000 GO
  6.00%, 06/01/11(b)(e)(f)                     NRR     Aaa        410          467,999
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 2000 GO
  6.00%, 12/01/25(b)(c)                         --     Aaa         90          101,662
--------------------------------------------------------------------------------------
Stark (County of) Lake Ohio Local School
  District; Unlimited Tax Series 2000 GO
  5.75%, 12/01/10(b)(e)(f)                     AAA     Aaa      2,500        2,798,175
======================================================================================
                                                                            14,617,855
======================================================================================

OKLAHOMA-2.26%

Jenks (City of) Aquarium Authority; First
  Mortgage Series 2000 RB
  6.00%, 07/01/10(b)(e)(f)                     NRR     Aaa        800          905,144
--------------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)(c)                         --     Aaa      1,500        1,657,575
--------------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/18(b)                            AA     Aa3        675          733,846
--------------------------------------------------------------------------------------
  5.75%, 02/15/25(b)                            AA     Aa3      1,750        1,878,940
--------------------------------------------------------------------------------------
Oklahoma City (City of) Airport Trust; Jr.
  27th Lien Series 2000 A RB
  5.13%, 07/01/20(b)(c)                        AAA     Aaa      2,575        2,715,827
--------------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (St.
  John's Medical Center Project); Hospital
  Series 1994 RB
  6.25%, 02/15/06(b)(e)(f)                     NRR     NRR      2,000        2,037,740
--------------------------------------------------------------------------------------
Tulsa (City of) Public Facilities Authority;
  Capital Improvement Series 1988 B RB
  6.00%, 03/01/08(b)                            AA     --       1,305        1,308,641
======================================================================================
                                                                            11,237,713
======================================================================================


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

OREGON-0.60%

Clackamas (County of) School District No. 7J
  (Lake Oswego); Refunding Unlimited Tax
  Series 2005 GO
  5.25%, 06/01/23(b)(c)                         --     Aaa     $1,920     $  2,202,490
--------------------------------------------------------------------------------------
Cow Creek Band Umpqua Tribe of Indians;
  Series 1998 B RB
  5.10%, 07/01/12 (Acquired 08/18/98; Cost
  $797,976)(b)(c)(h)                           AAA     Aaa        800          810,144
======================================================================================
                                                                             3,012,634
======================================================================================

PENNSYLVANIA-1.39%

Allegheny (County of) Higher Education
  Building Authority (Carnegie Mellon
  University); University Series 2002 RB
  5.25%, 03/01/32(b)                           AA-     --       1,500        1,597,635
--------------------------------------------------------------------------------------
Allegheny (County of) Port Authority; Special
  Transportation Series 1999 RB
  6.13%, 03/01/09(b)(e)(f)                     AAA     Aaa      1,000        1,110,980
--------------------------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 IDR
  7.38%, 12/01/08 (Acquired 02/22/01; Cost
  $1,255,000)(b)(g)(h)                          --     --       1,255        1,274,201
--------------------------------------------------------------------------------------
Pennsylvania (State of) Economic Development
  Financing Authority (Colver Project);
  Resource Recovery Series 1994 D RB
  7.05%, 12/01/10(b)(d)(g)                      --     --       2,900        2,961,422
======================================================================================
                                                                             6,944,238
======================================================================================

PUERTO RICO-0.22%

Children's Trust Fund; Tobacco Settlement
  Series 2000 RB
  6.00%, 07/01/10(b)(e)(f)                     AAA     NRR      1,000        1,120,490
======================================================================================

RHODE ISLAND-0.49%

Narragansett (City of) Bay Commission;
  Wastewater System Series 2005 A RB
  5.00%, 08/01/27(b)(c)                        AAA     Aaa      1,000        1,061,390
--------------------------------------------------------------------------------------
Providence (City of) Public Building
  Authority; Series 2000 A RB
  5.75%, 12/15/16(b)(c)                        AAA     Aaa      1,210        1,359,725
======================================================================================
                                                                             2,421,115
======================================================================================

SOUTH CAROLINA-1.90%

Myrtle Beach (City of); Hospitality Fee
  Series 2004 A RB
  5.38%, 06/01/24(b)(c)                        AAA     Aaa      1,150        1,268,369
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) Jobs Economic
  Development Authority (Bon Secours-St.
  Francis Medical Center Inc.); Economic
  Development Series 2002 A RB
  5.50%, 11/15/23(b)                            A-     A3      $2,000     $  2,091,300
--------------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance);
  Hospital Facilities Improvement Series 2000
  A RB
  7.13%, 12/15/10(b)(e)(f)                     NRR     NRR      1,000        1,193,050
--------------------------------------------------------------------------------------
  Refunding Hospital Facilities Series 2003 A
  RB
  6.13%, 08/01/23(b)                           BBB+   Baa1      1,500        1,635,870
--------------------------------------------------------------------------------------
  Refunding Hospital Facilities Series 2003 A
  RB
  6.25%, 08/01/31(b)                           BBB+   Baa1      1,000        1,093,250
--------------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank; Series 2001 A RB
  5.00%, 10/01/11(b)(e)(f)                     NRR     Aaa      1,000        1,089,380
--------------------------------------------------------------------------------------
Tobacco Settlement Revenue Management
  Authority; Tobacco Settlement Series 2001 B
  RB
  6.38%, 05/15/28(b)                           BBB    Baa3      1,000        1,070,540
======================================================================================
                                                                             9,441,759
======================================================================================

SOUTH DAKOTA-1.05%

Aberdeen (City of) School District No. 6-1;
  Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(b)(c)                        AAA     Aaa      3,940        4,235,185
--------------------------------------------------------------------------------------
South Dakota (State of) Building Authority;
  Refunding Series 2005 C RB
  4.50%, 09/01/29(b)(c)                        AAA     Aaa        475          469,476
--------------------------------------------------------------------------------------
South Dakota (State of) Health & Educational
  Facilities Authority (Sioux Valley
  Hospitals & Health System); Series 2004 A
  RB
  5.25%, 11/01/34(b)                            A+     A1         500          519,250
======================================================================================
                                                                             5,223,911
======================================================================================

TENNESSEE-0.68%

Clarksville (City of) Public Building
  Authority (Tennessee Municipal Bond Fund);
  Pooled Financing VRD Series 1999 RB
  (LOC-Bank of America, N.A.)
  2.34%, 06/01/29 (Acquired 07/29/05; Cost
  $695,000)(h)(k)(l)(m)                         --   VMIG-1       695          695,000
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Franklin (City of) Industrial Development
  Board (Landings Apartment Project);
  Refunding Multi-Family Housing Series 1996
  A RB
  5.75%, 04/01/10(b)(c)                        AAA     Aaa     $  550     $    570,592
--------------------------------------------------------------------------------------
Robertson & Sumner (Counties of) White House
  Utility District; Water & Sewer Series 2000
  RB
  6.00%, 01/01/10(b)(e)(f)                     NRR     Aaa      1,000        1,113,000
--------------------------------------------------------------------------------------
Shelby (County of) Health, Educational &
  Housing Facilities Board (Kirby Pines
  Retirement Community); Health Care
  Facilities Series 1997 A RB
  6.25%, 11/15/16(b)(g)                         --     --       1,000        1,007,540
======================================================================================
                                                                             3,386,132
======================================================================================

TEXAS-23.24%

Allen (City of) Independent School District;
  Prerefunded Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.95%, 02/15/10(b)(e)(f)                     AAA     Aaa        960        1,069,286
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.95%, 02/15/25(b)(c)                        AAA     Aaa        640          705,197
--------------------------------------------------------------------------------------
Austin (City of); Refunding Hotel Occupancy
  Tax Sub.-Lien Series 1999 RB
  5.80%, 11/15/29(b)(c)                        AAA     Aaa      1,000        1,089,450
--------------------------------------------------------------------------------------
Bellville (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 02/01/06(b)(e)(f)                     NRR     Aaa        535          544,047
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 02/01/20(b)                            --     Aaa        295          299,738
--------------------------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Dymaxion & Marbach Park Apartments);
  Multi-Family Housing Series 2000 A RB
  6.10%, 08/01/30(b)(c)                         --     Aaa      1,000        1,065,090
--------------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water
  District; Lease Purchase Series 2001 RB
  5.53%, 07/20/06 (Acquired 07/27/01; Cost
  $185,338)(b)(g)(h)(i)                         --     --         184          185,013
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp. Obligated Group); Series 1997 A RB
  5.38%, 01/01/22(b)(c)                        AAA     Aaa     $1,250     $  1,318,463
--------------------------------------------------------------------------------------
Carroll (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO (CEP-Texas Permanent School Fund)
  5.25%, 02/15/33(b)                           AAA     Aaa      1,350        1,421,361
--------------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series 1996
  GO
  5.75%, 08/15/06(b)(e)(f)                     NRR     NRR      1,000        1,030,140
--------------------------------------------------------------------------------------
Cisco (City of) Junior College District;
  Refunding Consolidated Series 2002 RB
  5.25%, 07/01/26(b)(c)                         --     Aaa      1,000        1,065,470
--------------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District; Unlimited Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 02/01/31(b)                           AAA     Aaa      2,000        2,084,940
--------------------------------------------------------------------------------------
Comal (County of) Independent School
  District;
  Refunding School Building Unlimited Tax
  Series 2001 GO (CEP-Texas Permanent School
  Fund)
  5.25%, 02/01/28(b)                            --     Aaa      2,000        2,119,180
--------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  5.75%, 08/01/09(b)(e)(f)                     NRR     Aaa      1,000        1,094,900
--------------------------------------------------------------------------------------
Denton (City of) Utility System; Series 2000
  A RB
  5.40%, 12/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,102,300
--------------------------------------------------------------------------------------
DeSoto (City of) Independent School District;
  Refunding Unlimited Tax Series 1998 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 08/15/17(b)                           AAA     --       1,000        1,001,630
--------------------------------------------------------------------------------------
Galena Park (City of) Independent School
  District; Refunding Capital Appreciation
  Unlimited Tax Series 1996 GO (CEP-Texas
  Permanent School Fund)
  8.77%, 08/15/23(b)(j)                         --     Aaa      2,000          860,800
--------------------------------------------------------------------------------------
Georgetown (City of) Utility System; Series
  1995 A RB
  6.20%, 08/15/05(b)(e)(f)                     AAA     Aaa      1,500        1,501,845
--------------------------------------------------------------------------------------
Grapevine (City of); Limited Tax Series 2000
  GO Ctfs.
  5.88%, 08/15/10(b)(e)(f)                     AAA     Aaa      1,610        1,803,168
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care); Hospital Series 2001 A RB
  6.38%, 06/01/29(b)                            A      A2      $  750     $    833,633
--------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital);
  Series 2001 A RB
  5.38%, 02/15/26(b)                           AA-     --       1,000        1,042,550
--------------------------------------------------------------------------------------
  Series 2002 RB
  5.13%, 02/15/32(b)                           AA-     --       1,000        1,036,090
--------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Hospital Series 1999 A
  RB
  5.25%, 10/01/29(b)                            AA     Aa2      2,000        2,081,340
--------------------------------------------------------------------------------------
Harris (County of)-Houston (City of) Sports
  Authority; Refunding Jr. Lien Series 2001 B
  RB
  5.25%, 11/15/40(b)(c)                        AAA     Aaa      5,000        5,216,800
--------------------------------------------------------------------------------------
Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/12(b)(e)(f)                     NRR     NRR      2,000        2,203,660
--------------------------------------------------------------------------------------
Houston (City of) Airport System; Sub.-Lien
  Series 2000 B RB
  5.50%, 07/01/30(b)(c)                        AAA     Aaa      1,000        1,077,330
--------------------------------------------------------------------------------------
Houston (City of) Independent School
  District; Refunding Limited Tax Series 2005
  A GO (CEP-Texas Permanent School Fund)
  5.00%, 02/15/18(b)                           AAA     Aaa      1,000        1,080,250
--------------------------------------------------------------------------------------
Houston (City of) Water & Sewer System; Jr.
  Lien Series 1997 C RB
  5.38%, 12/01/07(b)(e)(f)                     AAA     Aaa      2,495        2,655,678
--------------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Limited Tax Series 1999 GO (CEP-Texas
  Permanent School Fund)
  6.13%, 02/15/09(b)(e)(f)                     AAA     Aaa      1,500        1,651,260
--------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.25%, 08/15/26(b)                           AAA     Aaa      2,000        2,136,120
--------------------------------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05 (Acquired 09/13/94; Cost
  $135,000)(b)(c)(h)                           AAA     Aaa        135          135,154
--------------------------------------------------------------------------------------
Laredo (City of) Community College District;
  Limited Tax Series 2002 GO
  5.25%, 08/01/27(b)(c)                        AAA     Aaa      1,000        1,064,940
--------------------------------------------------------------------------------------
  5.25%, 08/01/32(b)(c)                        AAA     Aaa      1,000        1,056,240
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Little Elm (City of) Independent School
  District;
  Refunding Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  6.00%, 08/15/35(b)                           AAA     --      $4,000     $  4,406,280
--------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 08/15/35(b)                           AAA     --       1,000        1,125,570
--------------------------------------------------------------------------------------
Lockhart (City of) Tax & Utility Systems;
  Limited Tax Series 1996 GO Ctfs.
  5.85%, 08/01/11(b)(c)                        AAA     Aaa        605          622,491
--------------------------------------------------------------------------------------
  5.90%, 08/01/06(b)(e)(f)                     AAA     Aaa      1,100        1,134,089
--------------------------------------------------------------------------------------
Lubbock (City of) Health Facilities
  Development Corp. (St. Joseph Health
  System); Series 1998 RB
  5.25%, 07/01/13(b)                           AA-     Aa3      1,000        1,061,040
--------------------------------------------------------------------------------------
Manor (City of) Independent School District;
  Refunding Unlimited Tax Series 2004 GO
  (CEP-Texas Permanent School Fund)
  5.00%, 08/01/27(b)                           AAA     Aaa      1,000        1,054,810
--------------------------------------------------------------------------------------
Montgomery (County of); Permanent Improvement
  Limited Tax Series 2000 GO
  5.25%, 09/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,091,920
--------------------------------------------------------------------------------------
Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO (CEP-Texas Permanent School Fund)
  5.30%, 02/15/25(b)                           AAA     Aaa      2,765        2,948,873
--------------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/09(b)(e)(f)                     AAA     Aaa      1,000        1,088,350
--------------------------------------------------------------------------------------
Nueces River Authority (Corpus Christi Lake
  Project); Water Supply Facilities Series
  1997 RB
  5.50%, 07/15/07(b)(e)(f)                     AAA     Aaa      1,900        2,030,397
--------------------------------------------------------------------------------------
Pasadena (City of); Limited Tax Series 2002
  GO Ctfs.
  5.25%, 04/01/32(b)(c)                        AAA     Aaa      2,000        2,108,840
--------------------------------------------------------------------------------------
Pflugerville (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.50%, 08/15/10(b)(e)(f)                     AAA     Aaa      1,615        1,780,877
--------------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000 GO
  5.88%, 09/01/10(b)(e)(f)                     AAA     Aaa        850          952,799
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Richardson (City of); Hotel Occupancy Limited
  Tax Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)(c)                        AAA     Aaa     $2,000     $  2,187,980
--------------------------------------------------------------------------------------
Richardson (City of); Limited Tax Series 2001
  GO Ctfs.
  5.00%, 02/15/19(b)                           AA+     Aa1      1,720        1,808,958
--------------------------------------------------------------------------------------
Rockwall (City of) Independent School
  District (School Building); Unlimited Tax
  Series 2003 GO (CEP-Texas Permanent School
  Fund)
  5.25%, 02/15/29(b)                           AAA     Aaa      1,000        1,073,200
--------------------------------------------------------------------------------------
San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series 2001
  RB
  5.25%, 04/01/19(b)(c)                        AAA     Aaa      1,000        1,073,180
--------------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  5.50%, 08/15/09(b)(e)(f)                     AAA     Aaa      3,500        3,809,225
--------------------------------------------------------------------------------------
San Antonio (City of);
  Limited Tax Series 2000 A GO
  5.38%, 02/01/11(b)(e)(f)                     NRR     NRR      1,185        1,307,008
--------------------------------------------------------------------------------------
  Refunding Water Series 1999 RB
  5.88%, 05/15/18(b)                           AA-     Aa3      1,000        1,100,340
--------------------------------------------------------------------------------------
Schertz-Cibolo-Universal City Independent
  School District; Refunding & Building
  Unlimited Tax Series 2001 GO (CEP-Texas
  Permanent School Fund)
  5.13%, 08/01/25(b)                            --     Aaa      1,535        1,617,875
--------------------------------------------------------------------------------------
Southlake (City of); Refunding Limited Tax
  Series 2004 GO
  5.20%, 02/15/26(b)(c)                        AAA     Aaa      1,000        1,067,990
--------------------------------------------------------------------------------------
Spring Branch (City of) Independent School
  District; Limited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.75%, 02/01/10(b)(e)(f)                     AAA     Aaa      5,000        5,523,200
--------------------------------------------------------------------------------------
Texas (State of) (Water Financial
  Assistance); Unlimited Tax 1999 GO
  5.50%, 08/01/24(b)                            AA     Aa1      1,500        1,610,355
--------------------------------------------------------------------------------------
Texas (State of) Department of Housing &
  Community Affairs (Asmara Affordable
  Housing Inc. Project); Multi-Family Housing
  Series 1996 A RB
  6.30%, 01/01/07(b)(e)(f)                     AAA     NRR        310          327,754
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Texas (State of) North Central Health
  Facilities Development Corp. (Texas Health
  Resources System); Series 1997 B RB
  5.75%, 02/15/12(b)(c)                        AAA     Aaa     $2,000     $  2,148,840
--------------------------------------------------------------------------------------
Texas (State of) Public Property Finance
  Corp. (Mental Health & Mental Retardation);
  Series 1996 RB
  6.20%, 09/01/16(b)                           BBB+    --         700          712,215
--------------------------------------------------------------------------------------
Texas (State of); Refunding Water Development
  Unlimited Tax Series 2001 A GO
  5.25%, 08/01/35(b)                            AA     Aa1      1,840        1,947,438
--------------------------------------------------------------------------------------
Town Center Improvement District; Sales &
  Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/21(b)(c)                        AAA     Aaa      2,500        2,639,275
--------------------------------------------------------------------------------------
  5.13%, 03/01/23(b)(c)                        AAA     Aaa      1,000        1,051,120
--------------------------------------------------------------------------------------
  5.25%, 03/01/27(b)(c)                        AAA     Aaa      2,800        2,949,016
--------------------------------------------------------------------------------------
United Independent School District; Unlimited
  Tax Series 2000 GO (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/26(b)                           AAA     Aaa      1,000        1,057,680
--------------------------------------------------------------------------------------
University of Texas Financing System; Series
  1999 B RB
  5.70%, 08/15/09(b)(e)(f)                     AAA     Aaa      1,000        1,095,860
--------------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax Series
  2002 GO (CEP-Texas Permanent School Fund)
  5.25%, 08/15/26(b)                            --     Aaa      3,400        3,631,404
--------------------------------------------------------------------------------------
  5.25%, 08/15/30(b)                            --     Aaa      2,890        3,061,261
--------------------------------------------------------------------------------------
  5.38%, 08/15/27(b)                            --     Aaa      2,000        2,151,640
--------------------------------------------------------------------------------------
West University Place (City of); Permanent
  Improvement Limited Tax Series 2000 GO
  5.30%, 02/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,085,950
--------------------------------------------------------------------------------------
  5.35%, 02/01/10(b)(e)(f)                     AAA     Aaa      2,150        2,301,167
--------------------------------------------------------------------------------------
Ysleta (City of) Independent School District
  Public Facilities Corp.; Refunding Lease
  Series 2001 RB
  5.38%, 11/15/24(b)(c)                        AAA     Aaa      1,300        1,370,031
======================================================================================
                                                                           115,749,361
======================================================================================

UTAH-0.42%

Salt Lake (County of) (Westminster College
  Project); Series 1997 RB
  5.75%, 10/01/27(b)                           BBB     --       1,000        1,042,890
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
UTAH-(CONTINUED)

Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 2000 B-1
  RB (CEP-FHA/VA)
  6.00%, 07/01/10(b)(d)                        AA-     Aa3     $   90     $     90,317
--------------------------------------------------------------------------------------
Washington City (City of); Sales Tax Series
  2003 RB
  5.00%, 11/15/23(b)(c)                        AAA     Aaa        915          970,971
======================================================================================
                                                                             2,104,178
======================================================================================

VERMONT-0.28%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Fletcher Allen
  Health Care); Hospital Series 2000 A RB
  6.00%, 12/01/23(b)(c)                        AAA     Aaa      1,000        1,116,400
--------------------------------------------------------------------------------------
Vermont (State of) Housing Finance Agency;
  Single Family Housing Series 1994-5 RB
  6.88%, 11/01/16(b)(d)                         A+     Aa3        255          256,775
======================================================================================
                                                                             1,373,175
======================================================================================

VIRGINIA-1.53%

Fauquier (County of) Industrial Development
  Authority; Hospital Series 2002 IDR
  (CEP-Radian Reinsurance Inc.)
  5.25%, 10/01/31(b)(c)                         AA     --       1,000        1,053,430
--------------------------------------------------------------------------------------
  5.50%, 10/01/17(b)(c)                         AA     --         500          558,120
--------------------------------------------------------------------------------------
Henrico (County of) Economic Development
  Authority (Virginia United Methodist
  Homes); Refunding Residential Care Facility
  Series 2002 A RB
  6.50%, 06/01/22(b)(g)                         --     --       2,000        2,144,280
--------------------------------------------------------------------------------------
King George (County of) Industrial
  Development Authority; Lease Series 2004 RB
  5.00%, 03/01/25(b)(c)                        AAA     Aaa      1,100        1,170,950
--------------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital Series
  2001 RB
  6.00%, 12/01/22(b)(c)                         A      --       1,000        1,079,530
--------------------------------------------------------------------------------------
Virginia (State of) Housing Development
  Authority; Series 2000 D RB
  5.70%, 04/01/11(b)(d)                        AA+     Aa1      1,500        1,606,695
======================================================================================
                                                                             7,613,005
======================================================================================

WASHINGTON-2.00%

Clark (County of) (Camas School District No.
  117); Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(b)(e)(f)                     AAA     Aaa      1,000        1,011,290
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

WASHINGTON-(CONTINUED)

King (County of); Sewer Series 1999 RB
  5.50%, 01/01/22(b)(c)                        AAA     Aaa     $1,000     $  1,061,020
--------------------------------------------------------------------------------------
Pend Oreille (County of) Public Utility
  District No. 1; Electric Series 1996 B RB
  6.30%, 01/01/17(b)                           BBB+    A3       1,400        1,444,436
--------------------------------------------------------------------------------------
Pierce (County of) White River School
  District No. 416; Unlimited Tax Series 2000
  GO
  5.35%, 12/01/09(b)                            --     Aa1      1,550        1,680,355
--------------------------------------------------------------------------------------
Skagit (County of) Public Hospital District
  No. 001 (Skagit Valley Hospital); Series
  2005 RB
  5.38%, 12/01/22(b)                            --    Baa3        500          520,270
--------------------------------------------------------------------------------------
Washington (State of) Health Care Facilities
  Authority (Providence Health System
  Project); Series 2001 A RB
  5.25%, 10/01/21(b)(c)                        AAA     Aaa      2,000        2,139,720
--------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 1); Refunding
  Series 1996 A RB
  5.75%, 07/01/12(b)(c)                        AAA     Aaa      2,000        2,089,420
======================================================================================
                                                                             9,946,511
======================================================================================

WISCONSIN-1.72%

Adams-Friendship (Cities of) School District;
  Refunding Unlimited Tax Series 1996 GO
  6.50%, 04/01/15(b)(c)                        AAA     Aaa      1,340        1,619,336
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sinai Samaritan
  Medical Center Inc.); Series 1996 RB
  5.75%, 08/15/16(b)(c)                        AAA     Aaa      1,500        1,569,630
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sisters of the
  Sorrowful Mother Ministry Corp.); Series
  1997 A RB
  5.90%, 08/15/24(b)(c)                        AAA     Aaa      2,500        2,643,150
--------------------------------------------------------------------------------------
Wisconsin (State of); Unlimited Tax Series
  2000 C GO
  5.50%, 05/01/10(b)(e)(f)                     NRR     NRR      2,500        2,741,875
======================================================================================
                                                                             8,573,991
======================================================================================

WYOMING-0.42%

Natrona (County of) (Wyoming Medical Center
  Project); Hospital Series 1995 RB
  6.00%, 03/15/06(b)(e)(f)                     AAA     Aaa      1,000        1,030,100
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
WYOMING-(CONTINUED)

Sweetwater (County of) (Idaho Power Co.
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26(b)                           BBB    Baa1     $1,000     $  1,047,100
======================================================================================
                                                                             2,077,200
======================================================================================
TOTAL INVESTMENTS-99.72% (Cost $456,285,483)                               496,716,532
======================================================================================
OTHER ASSETS LESS LIABILITIES-0.28%                                          1,370,833
======================================================================================
NET ASSETS-100.00%                                                        $498,087,365
______________________________________________________________________________________
======================================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
Ctfs. - Certificates
FHA   - Federal Housing Administration
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
Gtd.  - Guaranteed
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit

NRR  - Not Re-Rated
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
Sr.  - Senior
Sub. - Subordinated
TAN  - Tax Anticipation Notes
VA   - Department of Veteran's Affairs
VRD  - Variable Rate Demand
Wts. - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations held by a bank custodian or other highly rated collateral); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $496,021,532, which represented 99.86% of the Fund's Total Investments. See Note 1A.
(c) Principal and/or interest payments are secured by bond insurance. The table below provides the amount of bond insurance expressed as a percentage of total investments by insurer.

   BOND INSURER                                                  PERCENTAGE
   ------------                                                  ----------
   Ambac Assurance Corp.                                            10%
   Financial Guaranty Insurance Co.                                  9%
   Financial Security Assurance Inc.                                 6%
   MBIA Insurance Corp.                                             15%
   Radian Asset Assurance, Inc.                                      1%
   ACA Financial Guaranty Corp.                                      2%

(d) Security subject to the alternative minimum tax.
(e) Advance refunded; secured by an escrow fund of U.S. Treasury obligations or other highly rated collateral.
(f) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(h) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $3,166,065, which represented 0.64% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(i) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $251,566, which represented 0.05% of the Fund's Net Assets.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(k) Interest rate is redetermined weekly. Rate shown is the rate in effect on July 31, 2005.
(l) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $456,285,483)                                $496,716,532
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  236,978
-----------------------------------------------------------
  Interest                                        7,048,032
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                              125,964
-----------------------------------------------------------
Other assets                                         40,560
===========================================================
     Total assets                               504,168,066
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           4,329,451
-----------------------------------------------------------
  Fund shares reacquired                            632,046
-----------------------------------------------------------
  Dividends                                         718,623
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                               165,981
-----------------------------------------------------------
Accrued distribution fees                           143,768
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,490
-----------------------------------------------------------
Accrued transfer agent fees                          20,598
-----------------------------------------------------------
Accrued operating expenses                           68,744
===========================================================
     Total liabilities                            6,080,701
===========================================================
Net assets applicable to shares outstanding    $498,087,365
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $465,690,725
-----------------------------------------------------------
Undistributed net investment income                 234,488
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (8,268,897)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     40,431,049
===========================================================
                                               $498,087,365
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $263,013,129
___________________________________________________________
===========================================================
Class B                                        $ 55,112,100
___________________________________________________________
===========================================================
Class C                                        $ 19,083,591
___________________________________________________________
===========================================================
Investor Class                                 $160,878,545
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          32,230,554
___________________________________________________________
===========================================================
Class B                                           6,742,001
___________________________________________________________
===========================================================
Class C                                           2,339,691
___________________________________________________________
===========================================================
Investor Class                                   19,698,743
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.16
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.16 divided by
       95.25%)                                 $       8.57
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.17
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.16
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $       8.17
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $27,450,458
=========================================================================

EXPENSES:

Advisory fees                                                   2,264,331
-------------------------------------------------------------------------
Administrative services fees                                      149,227
-------------------------------------------------------------------------
Custodian fees                                                     22,418
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         680,963
-------------------------------------------------------------------------
  Class B                                                         626,845
-------------------------------------------------------------------------
  Class C                                                         201,916
-------------------------------------------------------------------------
  Investor Class                                                  239,710
-------------------------------------------------------------------------
Transfer agent fees                                               377,424
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          32,933
-------------------------------------------------------------------------
Other                                                             247,643
=========================================================================
    Total expenses                                              4,843,410
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (34,416)
=========================================================================
    Net expenses                                                4,808,994
=========================================================================
Net investment income                                          22,641,464
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,665,316
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    8,839,278
=========================================================================
Net gain from investment securities                            10,504,594
=========================================================================
Net increase in net assets resulting from operations          $33,146,058
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 22,641,464    $ 23,442,127
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   1,665,316       2,067,329
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        8,839,278      (3,059,914)
==========================================================================================
    Net increase in net assets resulting from operations        33,146,058      22,449,542
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (12,245,307)    (13,475,464)
------------------------------------------------------------------------------------------
  Class B                                                       (2,353,730)     (3,097,555)
------------------------------------------------------------------------------------------
  Class C                                                         (759,594)       (865,928)
------------------------------------------------------------------------------------------
  Investor Class                                                (7,565,804)     (5,397,173)
==========================================================================================
    Decrease in net assets resulting from distributions        (22,924,435)    (22,836,120)
==========================================================================================
Share transactions-net:
  Class A                                                      (24,780,912)    (47,916,010)
------------------------------------------------------------------------------------------
  Class B                                                      (16,196,151)    (27,822,577)
------------------------------------------------------------------------------------------
  Class C                                                       (2,716,847)     (4,060,139)
------------------------------------------------------------------------------------------
  Investor Class                                                (9,789,240)    170,799,558
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (53,483,150)     91,000,832
==========================================================================================
    Net increase (decrease) in net assets                      (43,261,527)     90,614,254
==========================================================================================

NET ASSETS:

  Beginning of year                                            541,348,892     450,734,638
==========================================================================================
  End of year (including undistributed net investment income
    of $234,488 and $518,564, respectively)                   $498,087,365    $541,348,892
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value. Securities with a demand feature exercisable within one to seven days are valued at par.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. LOWER-RATED SECURITIES -- The Fund may invest 20% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $22,131.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $149,227.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $377,424.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A,

Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $680,963, $626,845, $201,916 and $239,710 respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $32,582 in front-end sales commissions from the sale of Class A shares and $90, $15,096 and $1,329 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $12,285.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,840 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Tax Exempt         $22,891,431    $22,812,878
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Taxable                 33,004         23,242
========================================================================================
Total distributions                                           $22,924,435    $22,836,120
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income -- Tax Exempt                   $    354,520
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          40,385,273
--------------------------------------------------------------------------
Temporary book/tax differences                                    (141,038)
--------------------------------------------------------------------------
Capital loss carryforward                                       (8,202,115)
--------------------------------------------------------------------------
Shares of beneficial interest                                  465,690,725
==========================================================================
Total net assets                                              $498,087,365
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond market discount amortization.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $1,666,421 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2008                                                    $8,202,115
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO Tax-Free Bond Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $34,372,630 and $81,658,073, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $40,473,891
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (88,618)
===============================================================================
Net unrealized appreciation of investment securities              $40,385,273
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $456,331,259.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of market discount amortization, on July 31, 2005, undistributed net investment income was decreased by $1,105, undistributed net realized gain (loss) was increased by $1,105. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                                         2005                           2004
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,316,966    $ 18,939,141     10,263,606    $  82,264,724
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        554,466       4,530,824        816,417        6,635,223
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        336,245       2,748,163      1,156,347        9,457,964
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            1,024,700       8,392,031        964,137        7,809,102
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        806,988       6,588,211        914,061        7,407,622
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        177,153       1,448,646        243,066        1,973,710
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         59,528         485,860         73,294          593,768
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              669,311       5,470,339        485,539        3,937,944
========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                             --              --        181,334        1,481,885
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         81,647          667,854
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        205,579        1,679,589
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                                   --              --     22,822,011      186,469,042
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        821,154       6,706,848        800,622        6,481,534
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (819,487)     (6,706,848)      (799,315)      (6,481,534)
========================================================================================================================
Reacquired:
  Class A                                                     (6,989,899)    (57,015,112)   (18,113,134)    (145,551,775)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,891,925)    (15,468,773)    (3,784,767)     (30,617,830)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (728,844)     (5,950,870)    (1,956,450)     (15,791,460)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (2,900,045)    (23,651,610)    (3,366,910)     (27,416,530)
========================================================================================================================
                                                              (6,563,689)   $(53,483,150)    10,987,084    $  91,000,832
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Bond Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Tax-Free Bond Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 23,290,571 shares of the Fund for 12,061,820 shares of INVESCO Tax-Free Bond Fund outstanding as of the close of business on November 21, 2003. INVESCO Tax-Free Bond Fund's net assets at that date of $190,298,370, including $16,453,346 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $421,005,314.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                             --------------------------------------------------------------------
                                                               2005              2004           2003        2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.01          $   7.96       $   8.06    $   8.06       $   7.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36              0.37           0.37        0.38(a)        0.40
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16              0.04          (0.09)       0.00           0.23
=================================================================================================================================
    Total from investment operations                             0.52              0.41           0.28        0.38           0.63
=================================================================================================================================
Less dividends from net investment income                       (0.37)            (0.36)         (0.38)      (0.38)         (0.40)
=================================================================================================================================
Net asset value, end of period                               $   8.16          $   8.01       $   7.96    $   8.06       $   8.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  6.55%             5.19%          3.43%       4.84%          8.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $263,013          $282,430       $328,280    $339,545       $322,437
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          0.84%(c)(d)       0.85%(d)       0.82%       0.81%          0.85%
=================================================================================================================================
Ratio of net investment income to average net assets             4.46%(c)          4.53%          4.55%       4.79%(a)       5.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             7%               14%            20%         35%            28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $272,385,385.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 0.85% and 0.86%, respectively.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------------
                                                               2005             2004          2003        2002          2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.02          $  7.98       $  8.07    $   8.07       $  7.84
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.30             0.31          0.31        0.32(a)       0.34
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16             0.03         (0.08)       0.00          0.23
==============================================================================================================================
    Total from investment operations                             0.46             0.34          0.23        0.32          0.57
==============================================================================================================================
Less dividends from net investment income                       (0.31)           (0.30)        (0.32)      (0.32)        (0.34)
==============================================================================================================================
Net asset value, end of period                                $  8.17          $  8.02       $  7.98    $   8.07       $  8.07
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  5.76%            4.28%         2.79%       4.05%         7.46%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,112          $69,956       $97,030    $104,150       $86,565
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.59%(c)(d)      1.60%(d)      1.57%       1.56%         1.60%
==============================================================================================================================
Ratio of net investment income to average net assets             3.71%(c)         3.78%         3.80%       4.04%(a)      4.31%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             7%              14%           20%         35%           28%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $62,684,483.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 1.60% and 1.61%, respectively.


                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                               2005             2004          2003       2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.00          $  7.96       $  8.06    $  8.05       $  7.83
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.30             0.31          0.31       0.32(a)       0.34
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.17             0.03         (0.09)      0.01          0.22
=============================================================================================================================
    Total from investment operations                             0.47             0.34          0.22       0.33          0.56
=============================================================================================================================
Less dividends from net investment income                       (0.31)           (0.30)        (0.32)     (0.32)        (0.34)
=============================================================================================================================
Net asset value, end of period                                $  8.16          $  8.00       $  7.96    $  8.06       $  8.05
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  5.90%            4.29%         2.67%      4.19%         7.34%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,084          $21,391       $25,425    $29,175       $17,889
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.59%(c)(d)      1.60%(d)      1.57%      1.56%         1.60%
=============================================================================================================================
Ratio of net investment income to average net assets             3.71%(c)         3.78%         3.80%      4.04%(a)      4.31%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             7%              14%           20%        35%           28%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $20,191,620.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 1.60% and 1.61%, respectively.


                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                  SEPTEMBER 30, 2003
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              JULY 31,              JULY 31,
                                                                2005                  2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.02                $   8.16
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.37                    0.32
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.16                   (0.16)
====================================================================================================
    Total from investment operations                               0.53                    0.16
====================================================================================================
Less dividends from net investment income                         (0.38)                  (0.30)
====================================================================================================
Net asset value, end of period                                 $   8.17                $   8.02
____________________________________________________________________________________________________
====================================================================================================
Total return(a)                                                    6.70%                   2.03%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $160,879                $167,571
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                            0.74%(b)(c)             0.65%(c)(d)
====================================================================================================
Ratio of net investment income to average net assets               4.56%(b)                4.73%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                            7%                     14%
____________________________________________________________________________________________________
====================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $163,118,818.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the year ended July 31, 2005 and for the period September 30, 2003 (date sales commenced) to July 31, 2004 was 0.75% and 0.72% (annualized), respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Real Estate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Real Estate Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Real Estate Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the related financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Real Estate Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-145a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-98.28%

APARTMENTS-15.13%

American Campus Communities, Inc.                 292,600   $    7,329,630
--------------------------------------------------------------------------
Archstone-Smith Trust                           1,130,517       48,046,973
--------------------------------------------------------------------------
AvalonBay Communities, Inc.                       503,900       44,121,484
--------------------------------------------------------------------------
Camden Property Trust                             266,300       14,721,064
--------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       112,000        1,335,620
--------------------------------------------------------------------------
Education Realty Trust, Inc.                      246,500        4,888,095
--------------------------------------------------------------------------
Equity Residential                              1,539,000       62,175,600
--------------------------------------------------------------------------
Essex Property Trust, Inc.                        316,400       29,064,504
--------------------------------------------------------------------------
GMH Communities Trust                             125,900        1,887,241
--------------------------------------------------------------------------
Post Properties, Inc.                              96,700        3,859,297
--------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                200,300        5,097,635
==========================================================================
                                                               222,527,143
==========================================================================

DIVERSIFIED-7.89%

CapitaCommercial Trust (Singapore)(a)           1,256,400        1,145,888
--------------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(a)        306,400        4,162,795
--------------------------------------------------------------------------
CapitaLand Ltd. (Singapore)(a)                  1,015,000        1,722,020
--------------------------------------------------------------------------
Colonial Properties Trust                         159,000        7,539,780
--------------------------------------------------------------------------
Cominar Real Estate Investment Trust (Canada)     142,600        2,233,985
--------------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50% Pfd        91,600        2,331,220
--------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)        1,729,000        2,739,851
--------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)        1,533,000        4,988,131
--------------------------------------------------------------------------
Hysan Development Co. Ltd. (Hong Kong)(a)       1,457,000        3,431,027
--------------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)     207,400        5,070,395
--------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               304,000        3,449,268
--------------------------------------------------------------------------
Singapore Land Ltd. (Singapore)(a)                416,000        1,445,729
--------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)               1,503,406        1,769,415
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       783,000        8,054,322
--------------------------------------------------------------------------
TOKYU REIT, Inc. (Japan)(a)                           457        3,111,572
--------------------------------------------------------------------------
Vornado Realty Trust                              710,200       62,952,128
==========================================================================
                                                               116,147,526
==========================================================================

HEALTHCARE-1.11%

Ventas, Inc.                                      506,600       16,358,114
==========================================================================

INDUSTRIAL PROPERTIES-10.36%

AMB Property Corp.                                205,800        9,464,742
--------------------------------------------------------------------------
Ascendas Real Estate Investment Trust
  (Singapore)(a)                                1,476,600        2,091,468
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

Catellus Development Corp.                        311,996   $   11,250,576
--------------------------------------------------------------------------
CenterPoint Properties Trust                      920,100       40,355,586
--------------------------------------------------------------------------
First Potomac Realty Trust                         96,800        2,550,680
--------------------------------------------------------------------------
Macquarie Goodman Group (Australia)(a)            516,200        1,584,646
--------------------------------------------------------------------------
ProLogis                                        1,807,870       82,366,557
--------------------------------------------------------------------------
Summit Real Estate Investment Trust (Canada)      156,400        2,809,145
==========================================================================
                                                               152,473,400
==========================================================================

LODGING-RESORTS-11.11%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25% Pfd.(b)                     62,200        1,611,372
--------------------------------------------------------------------------
Equity Inns Inc.                                  496,375        6,666,316
--------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           176,600        5,711,244
--------------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00%
  Pfd.(b)                                          55,700        1,401,206
--------------------------------------------------------------------------
Hilton Hotels Corp.                             1,644,300       40,696,425
--------------------------------------------------------------------------
Host Marriott Corp.                             3,043,825       56,767,336
--------------------------------------------------------------------------
La Quinta Corp.(c)                                601,800        5,416,200
--------------------------------------------------------------------------
LaSalle Hotel Properties                          102,900        3,582,978
--------------------------------------------------------------------------
Orient-Express Hotels Ltd.-Class A (Bermuda)      157,200        5,035,116
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      578,000       36,598,960
==========================================================================
                                                               163,487,153
==========================================================================

OFFICE PROPERTIES-18.82%

Alexandria Real Estate Equities, Inc.             252,200       20,289,490
--------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd                                     28,200          743,634
--------------------------------------------------------------------------
American Financial Realty Trust                   634,100        9,131,040
--------------------------------------------------------------------------
Arden Realty, Inc.                                258,300       10,313,919
--------------------------------------------------------------------------
Boston Properties, Inc.                           845,100       64,354,365
--------------------------------------------------------------------------
Brandywine Realty Trust                           387,700       12,561,480
--------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              665,300       19,293,700
--------------------------------------------------------------------------
CarrAmerica Realty Corp.                          378,000       14,681,520
--------------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(a)                                     318,700        6,819,665
--------------------------------------------------------------------------
Digital Realty Trust, Inc.-Series A, 8.50%
  Pfd                                              44,400        1,171,272
--------------------------------------------------------------------------
Prentiss Properties Trust                         355,800       14,399,226
--------------------------------------------------------------------------
Reckson Associates Realty Corp.                   512,900       18,013,048
--------------------------------------------------------------------------
SL Green Realty Corp.                             709,400       49,445,180
--------------------------------------------------------------------------
Trizec Properties, Inc.                         1,620,000       35,591,400
==========================================================================
                                                               276,808,939
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

REGIONAL MALLS-21.20%

CapitaMall Trust (Singapore)(a)                   955,300   $    1,485,628
--------------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd                                        46,100        1,169,096
--------------------------------------------------------------------------
General Growth Properties, Inc.                 2,343,400      107,749,532
--------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)     163,000        2,761,792
--------------------------------------------------------------------------
Macerich Co. (The)                                773,500       54,315,170
--------------------------------------------------------------------------
Mills Corp. (The)                                 456,400       29,693,384
--------------------------------------------------------------------------
Simon Property Group, Inc.                      1,381,000      110,120,940
--------------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd          44,800        1,155,840
--------------------------------------------------------------------------
Westfield Group (Australia)(a)                    249,900        3,395,268
==========================================================================
                                                               311,846,650
==========================================================================

SELF STORAGE FACILITIES-2.47%

Extra Space Storage Inc.                          190,200        3,069,828
--------------------------------------------------------------------------
Public Storage, Inc.                              387,800       25,885,650
--------------------------------------------------------------------------
U-Store-It Trust                                  366,800        7,391,020
==========================================================================
                                                                36,346,498
==========================================================================

SHOPPING CENTERS-8.58%

Citycon Oyj (Finland)(a)                          558,600        2,158,617
--------------------------------------------------------------------------
Developers Diversified Realty Corp.               922,500       44,898,075
--------------------------------------------------------------------------
Federal Realty Investment Trust                   321,400       20,990,634
--------------------------------------------------------------------------
New Plan Excel Realty Trust                       120,400        3,296,552
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Regency Centers Corp.                             705,800   $   43,547,860
--------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 602,400       11,264,880
==========================================================================
                                                               126,156,618
==========================================================================

SPECIALTY PROPERTIES-1.61%

Capital Automotive REIT                           271,000       10,642,170
--------------------------------------------------------------------------
Entertainment Properties Trust                    181,000        8,244,550
--------------------------------------------------------------------------
Entertainment Properties Trust-Series B,
  7.75% Pfd                                        43,900        1,123,840
--------------------------------------------------------------------------
Spirit Finance Corp.                              315,100        3,705,576
==========================================================================
                                                                23,716,136
==========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $999,794,303)                                    1,445,868,177
==========================================================================

MONEY MARKET FUNDS-2.02%

Liquid Assets Portfolio-Institutional
  Class(e)                                     14,887,115       14,887,115
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    14,887,115       14,887,115
==========================================================================
    Total Money Market Funds (Cost
      $29,774,230)                                              29,774,230
==========================================================================
TOTAL INVESTMENTS-100.30% (Cost
  $1,029,568,533)                                            1,475,642,407
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.30%)                           (4,388,403)
==========================================================================
NET ASSETS-100.00%                                          $1,471,254,004
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at July 31, 2005 was $61,387,497, which represented 4.16% of the Fund's Total Investments. See Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $3,012,578, which represented 0.20% of the Fund's Total Investments. See Note 1A.
(c)  Non-income producing security.
(d)  Each unit represents one common share and one Class B share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $999,794,303)                               $1,445,868,177
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,774,230)                              29,774,230
============================================================
    Total investments (cost $1,029,568,533)    1,475,642,407
============================================================
Receivables for:
  Fund shares sold                                 2,595,980
------------------------------------------------------------
  Dividends                                        1,073,699
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                52,668
------------------------------------------------------------
Other assets                                          88,694
============================================================
    Total assets                               1,479,453,448
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,353,766
------------------------------------------------------------
  Fund shares reacquired                           1,750,526
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  82,029
------------------------------------------------------------
Accrued distribution fees                            576,824
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,858
------------------------------------------------------------
Accrued transfer agent fees                          317,292
------------------------------------------------------------
Accrued operating expenses                           117,149
============================================================
    Total liabilities                              8,199,444
============================================================
Net assets applicable to shares outstanding   $1,471,254,004
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  988,569,702
------------------------------------------------------------
Undistributed net investment income                 (385,257)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      37,002,806
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              446,066,753
============================================================
                                              $1,471,254,004
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  940,003,418
____________________________________________________________
============================================================
Class B                                       $  254,135,250
____________________________________________________________
============================================================
Class C                                       $  209,723,340
____________________________________________________________
============================================================
Class R                                       $    6,832,030
____________________________________________________________
============================================================
Investor Class                                $   41,888,576
____________________________________________________________
============================================================
Institutional Class                           $   18,671,390
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           32,258,975
____________________________________________________________
============================================================
Class B                                            8,695,439
____________________________________________________________
============================================================
Class C                                            7,190,662
____________________________________________________________
============================================================
Class R                                              234,377
____________________________________________________________
============================================================
Investor Class                                     1,438,571
____________________________________________________________
============================================================
Institutional Class                                  640,705
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.14
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.14 divided by
      95.25%)                                 $        30.59
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        29.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        29.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        29.15
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        29.12
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        29.14
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $332,999)        $ 31,554,079
--------------------------------------------------------------------------
Dividends from affiliated money market funds                     1,255,072
==========================================================================
    Total investment income                                     32,809,151
==========================================================================

EXPENSES:

Advisory fees                                                   10,025,622
--------------------------------------------------------------------------
Administrative services fees                                       306,210
--------------------------------------------------------------------------
Custodian fees                                                     141,429
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,300,582
--------------------------------------------------------------------------
  Class B                                                        2,224,300
--------------------------------------------------------------------------
  Class C                                                        1,670,372
--------------------------------------------------------------------------
  Class R                                                           11,249
--------------------------------------------------------------------------
  Investor Class                                                    80,902
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                   2,550,394
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 2,471
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           48,627
--------------------------------------------------------------------------
Other                                                              620,796
==========================================================================
    Total expenses                                              19,982,954
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,505,644)
==========================================================================
    Net expenses                                                18,477,310
==========================================================================
Net investment income                                           14,331,841
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         71,539,683
--------------------------------------------------------------------------
  Foreign currencies                                              (286,900)
==========================================================================
                                                                71,252,783
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        297,759,306
--------------------------------------------------------------------------
  Foreign currencies                                                (7,247)
==========================================================================
                                                               297,752,059
==========================================================================
Net gain from investment securities and foreign currencies     369,004,842
==========================================================================
Net increase in net assets resulting from operations          $383,336,683
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   14,331,841    $ 10,807,406
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    71,252,783      22,859,653
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            297,752,059      78,906,825
============================================================================================
    Net increase in net assets resulting from operations         383,336,683     112,573,884
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (11,375,510)     (7,298,271)
--------------------------------------------------------------------------------------------
  Class B                                                         (2,196,678)     (2,846,339)
--------------------------------------------------------------------------------------------
  Class C                                                         (1,682,656)     (1,662,526)
--------------------------------------------------------------------------------------------
  Class R                                                            (36,949)            (57)
--------------------------------------------------------------------------------------------
  Investor Class                                                    (626,622)       (550,046)
--------------------------------------------------------------------------------------------
  Institutional Class                                               (169,964)         (3,372)
============================================================================================
    Total distributions from net investment income               (16,088,379)    (12,360,611)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (16,893,275)             --
--------------------------------------------------------------------------------------------
  Class B                                                         (5,885,902)             --
--------------------------------------------------------------------------------------------
  Class C                                                         (4,241,207)             --
--------------------------------------------------------------------------------------------
  Class R                                                            (24,680)             --
--------------------------------------------------------------------------------------------
  Investor Class                                                    (990,234)             --
--------------------------------------------------------------------------------------------
  Institutional Class                                                (91,998)             --
============================================================================================
    Total distributions from net realized gains                  (28,127,296)             --
============================================================================================
    Decrease in net assets resulting from distributions          (44,215,675)    (12,360,611)
============================================================================================
Share transactions-net:
  Class A                                                        314,690,446     189,546,124
--------------------------------------------------------------------------------------------
  Class B                                                         12,540,947      22,366,994
--------------------------------------------------------------------------------------------
  Class C                                                         42,139,832      35,706,292
--------------------------------------------------------------------------------------------
  Class R                                                          5,920,091          23,011
--------------------------------------------------------------------------------------------
  Investor Class                                                   1,276,553      26,243,845
--------------------------------------------------------------------------------------------
  Institutional Class                                             14,836,472         987,334
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                391,404,341     274,873,600
============================================================================================
    Net increase in net assets                                   730,525,349     375,086,873
============================================================================================

NET ASSETS:

  Beginning of year                                              740,728,655     365,641,782
============================================================================================
  End of year (including undistributed net investment income
    of $(385,257) and $(282,197), respectively).              $1,471,254,004    $740,728,655
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of April 29, 2005, the Fund's shares are offered on a limited basis. Public sales of Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $ $1,213,169.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $121,946.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $306,210.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,550,394 for Class A, Class B, Class C, Class R and Investor Class share classes and $2,471 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $2,158,649, $2,224,300, $1,670,372, $11,249 and
$80,902, respectively, after ADI waived Plan fees of $141,933 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $485,763 in front-end sales commissions from the sale of Class A shares and $45,538, $114,640, $42,059 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                                 CHANGE
                                                                                   IN
                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND
FUND                          07/31/04        AT COST        FROM SALES      (DEPRECIATION)      07/31/05        INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                     $15,196,858     $202,235,703    $(202,545,446)        $--          $14,887,115     $  623,415
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                      15,196,858      202,235,703     (202,545,446)         --           14,887,115        631,657
=========================================================================================================================
  Total                     $30,393,716     $404,471,406    $(405,090,892)        $--          $29,774,230     $1,255,072
_________________________________________________________________________________________________________________________
=========================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets
  Portfolio-Institutional
  Class                         $--
--------------------------
STIC Prime
  Portfolio-Institutional
  Class                          --
==========================
  Total                         $--
__________________________
==========================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $28,596.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $7,518 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $20,931,410    $12,215,228
----------------------------------------------------------------------------------------
  Long-term capital gain                                       23,284,265        145,383
========================================================================================
Total distributions                                           $44,215,675    $12,360,611
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   12,781,236
------------------------------------------------------------------------------
Undistributed long-term gain                                        30,323,654
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             443,152,934
------------------------------------------------------------------------------
Temporary book/tax differences                                         (61,344)
------------------------------------------------------------------------------
Capital loss carryforward                                           (3,227,386)
------------------------------------------------------------------------------
Post-October currency loss deferral                                   (284,792)
------------------------------------------------------------------------------
Shares of beneficial interest                                      988,569,702
==============================================================================
Total net assets                                                $1,471,254,004
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(7,121).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund utilized $1,941,450 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $1,088,762
-----------------------------------------------------------------------------
July 31, 2009                                                     2,138,624
=============================================================================
Total capital loss carryforward                                  $3,227,386
_____________________________________________________________________________
=============================================================================

 * Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Real Estate Opportunity Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $778,393,243 and $397,274,157, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $443,447,185
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (287,130)
==============================================================================
Net unrealized appreciation of investment securities             $443,160,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,032,482,352.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proceeds from redemption as a tax distribution, reorganization expenses and passive foreign investment company investments, on July 31, 2005, undistributed net investment income was increased by $1,653,478, undistributed net realized gain (loss) decreased by $5,151,703 and shares of beneficial interest increased by $3,498,225. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              --------------------------------------------------------
                                                                       2005 (a)                        2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     20,559,281    $508,503,644    14,903,883    $299,751,365
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,772,915      67,551,339     3,321,613      66,077,962
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,113,635      76,355,749     3,156,809      63,545,923
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     276,044       6,995,890         1,119          22,954
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                              738,423      18,311,579       930,779      19,266,503
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         615,816      15,444,739        48,081         995,692
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,043,595      26,588,991       338,725       6,808,828
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        284,744       7,287,230       126,922       2,528,943
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        205,604       5,259,753        73,282       1,463,058
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       2,358          61,302             3              57
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                               61,768       1,567,459        25,309         521,885
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          10,097         261,962           162           3,372
======================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                             --              --       601,377      11,125,322
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        14,428         267,736
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       122,102       2,261,014
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     1,476,425      27,304,798
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        367,458       9,164,386       312,257       6,275,053
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (366,303)     (9,164,386)     (311,271)     (6,275,053)
======================================================================================================================
Reacquired:
  Class A                                                     (9,245,122)   (229,566,575)   (6,786,421)   (134,414,444)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,128,480)    (53,133,236)   (2,032,387)    (40,232,594)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,580,571)    (39,475,670)   (1,590,589)    (31,563,703)
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (45,147)     (1,137,101)           --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                             (758,710)    (18,602,485)   (1,035,423)    (20,849,341)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (32,892)       (870,229)         (559)        (11,730)
======================================================================================================================
                                                              15,894,513    $391,404,341    13,696,626    $274,873,600
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(c)  Investor Class shares commenced sales on September 30, 2003.
(d) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business on November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870, including $5,430,748 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                                2005           2004        2003       2002        2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.41       $  17.50    $  15.25    $ 13.56    $  13.04
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.38           0.44(a)     0.45(a)    0.47(a)     0.50
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.41           3.97        2.24       1.68        0.54
========================================================================================================================
    Total from investment operations                              8.79           4.41        2.69       2.15        1.04
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.41)         (0.50)      (0.44)     (0.46)      (0.52)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --          --         --          --
========================================================================================================================
    Total distributions                                          (1.06)         (0.50)      (0.44)     (0.46)      (0.52)
========================================================================================================================
Net asset value, end of period                                $  29.14       $  21.41    $  17.50    $ 15.25    $  13.56
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  41.87%         25.46%      18.12%     16.10%       8.23%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $940,003       $418,244    $177,901    $86,411    $ 28,400
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.43%(c)       1.65%       1.72%      1.77%       1.63%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.57%(c)       1.66%       1.72%      1.77%       1.79%
========================================================================================================================
Ratio of net investment income to average net assets              1.52%(c)       2.17%       2.97%      3.25%       3.88%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             38%            28%         87%        77%         85%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $679,106,517.

                                                                                        CLASS B
                                                                                  YEAR ENDED JULY 31,
                                                                -------------------------------------------------------
                                                                  2005        2004        2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  21.48    $  17.55    $  15.29    $ 13.59    $  13.07
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.21        0.30(a)     0.36(a)    0.38(a)     0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            8.44        3.99        2.24       1.68        0.53
=======================================================================================================================
    Total from investment operations                                8.65        4.29        2.60       2.06        0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.25)      (0.36)      (0.34)     (0.36)      (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.65)         --          --         --          --
=======================================================================================================================
    Total distributions                                            (0.90)      (0.36)      (0.34)     (0.36)      (0.42)
=======================================================================================================================
Net asset value, end of period                                  $  29.23    $  21.48    $  17.55    $ 15.29    $  13.59
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                    40.91%      24.66%      17.37%     15.40%       7.42%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $254,135    $174,672    $123,093    $69,557    $ 16,917
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    2.11%(c)     2.30%      2.37%      2.41%       2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 2.23%(c)     2.31%      2.37%      2.41%       2.43%
=======================================================================================================================
Ratio of net investment income to average net assets                0.84%(c)     1.52%      2.32%      2.61%       3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               38%         28%         87%        77%         85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $222,430,007.

                                                                                       CLASS C
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                2005           2004       2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.44       $  17.52    $ 15.26    $ 13.57    $  13.05
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.21           0.30(a)    0.36(a)    0.38(a)     0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.42           3.98       2.24       1.67        0.53
=======================================================================================================================
    Total from investment operations                              8.63           4.28       2.60       2.05        0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.25)         (0.36)     (0.34)     (0.36)      (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --         --         --          --
=======================================================================================================================
    Total distributions                                          (0.90)         (0.36)     (0.34)     (0.36)      (0.42)
=======================================================================================================================
Net asset value, end of period                                $  29.17       $  21.44    $ 17.52    $ 15.26    $  13.57
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  40.90%         24.64%     17.41%     15.35%       7.43%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,723       $116,872    $64,648    $37,733    $ 22,722
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.11%(c)       2.30%      2.37%      2.41%       2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.23%(c)       2.31%      2.37%      2.41%       2.43%
=======================================================================================================================
Ratio of net investment income to average net assets              0.84%(c)       1.52%      2.32%      2.61%       3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            28%        87%        77%         85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $167,037,245.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.41           $  19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.35               0.11(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41               2.07
=============================================================================================
    Total from investment operations                               8.76               2.18
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.37)             (0.11)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                --
=============================================================================================
    Total distributions                                           (1.02)             (0.11)
=============================================================================================
Net asset value, end of period                                 $  29.15           $  21.41
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   41.69%             11.29%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  6,832           $     24
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.61%(c)           1.72%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.73%(c)           1.73%(d)
=============================================================================================
Ratio of net investment income to average net assets               1.34%(c)           2.10%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           38%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,249,698.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.40             $  18.18
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.40                 0.39(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41                 3.25
=================================================================================================
    Total from investment operations                               8.81                 3.64
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.44)               (0.42)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                  --
=================================================================================================
    Total distributions                                           (1.09)               (0.42)
=================================================================================================
Net asset value, end of period                                 $  29.12             $  21.40
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   41.98%               20.13%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 41,889             $ 29,896
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.34%(c)             1.51%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.46%(c)             1.54%(d)
=================================================================================================
Ratio of net investment income to average net assets               1.61%(c)             2.31%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           38%                  28%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $36,026,823.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.42           $  19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.51               0.14(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41               2.08
=============================================================================================
    Total from investment operations                               8.92               2.22
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.55)             (0.14)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                --
=============================================================================================
    Total distributions                                           (1.20)             (0.14)
=============================================================================================
Net asset value, end of period                                 $  29.14           $  21.42
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   42.56%             11.50%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 18,671           $  1,021
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.92%(c)           1.12%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.04%(c)           1.13%(d)
=============================================================================================
Ratio of net investment income to average net assets               2.03%(c)           2.70%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           38%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,107,702.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Short Term Bond Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Short Term Bond Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Short Term Bond Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the related financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in the net assets of AIM Short Term Bond Fund for the year ended July 31, 2004, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-163a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

BONDS & NOTES-55.99%

ADVERTISING-0.28%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   732,000       $    738,024
=============================================================================

AIR FREIGHT & LOGISTICS-0.76%

Ryder System, Inc.-Series P, Notes,
  6.60%, 11/15/05(a)                             2,000,000          2,012,480
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.60%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds,
  7.78%, 12/01/26 (Acquired 06/12/03; Cost
  $1,789,065)(a)(b)                              1,500,000          1,608,465
=============================================================================

AUTOMOBILE MANUFACTURERS-1.94%

DaimlerChrysler North America Corp., Unsec.
  Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                    1,000,000          1,014,330
-----------------------------------------------------------------------------
DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Floating Rate Medium Term Notes,
  3.89%, 05/24/06(a)(c)                          1,500,000          1,501,372
-----------------------------------------------------------------------------
  4.27%, 09/26/05(a)(c)                          2,650,000          2,651,292
=============================================================================
                                                                    5,166,994
=============================================================================

BROADCASTING & CABLE TV-4.11%

Comcast Corp.,
  Sr. Notes,
  7.25%, 08/01/05(a)                               575,000            574,942
-----------------------------------------------------------------------------
  Sr. Unsec. Deb.,
  8.88%, 09/15/05(a)                             2,000,000          2,011,560
-----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                           1,555,000          1,576,910
-----------------------------------------------------------------------------
    8.00%, 08/01/05(a)                           1,400,000          1,399,860
-----------------------------------------------------------------------------
    8.38%, 11/01/05(a)                             250,000            253,850
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
  10.50%, 06/15/06(a)                              195,000            206,029
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  6.38%, 01/30/06(a)                               710,000            717,916
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes,
  6.63%, 02/15/06(a)                             2,000,000          2,026,100
-----------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                        350,000            352,123
-----------------------------------------------------------------------------
Time Warner Cos., Inc., Notes,
  8.11%, 08/15/06(a)                               300,000            311,157
-----------------------------------------------------------------------------
  8.18%, 08/15/07(a)                             1,425,000          1,518,580
=============================================================================
                                                                   10,949,027
=============================================================================

BUILDING PRODUCTS-0.60%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(a)               1,600,000          1,604,528
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

CONSUMER FINANCE-11.30%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(a)                    $ 5,000,000       $  5,070,350
-----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds,
  4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $1,016,860)(a)(b)(c)                           1,000,000          1,003,220
-----------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06(a)                             2,660,000          2,717,323
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes,
  7.60%, 08/01/05(a)                             4,040,000          4,040,364
-----------------------------------------------------------------------------
  Medium Term Notes,
  5.05%, 05/22/06(a)                             1,750,000          1,750,262
-----------------------------------------------------------------------------
  Notes,
    6.38%, 12/15/05(a)                           3,500,000          3,523,765
-----------------------------------------------------------------------------
    6.50%, 02/15/06(a)                             890,000            897,431
-----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                           1,000,000          1,010,470
-----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             985,000            995,047
-----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                 460,000            463,284
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.15%, 05/18/06(a)(c)                          2,600,000(d)       2,588,326
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes,
  6.75%, 01/15/06(a)                             5,000,000(d)       5,049,200
-----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes,
  7.75%, 09/15/05(a)                             1,000,000          1,004,550
=============================================================================
                                                                   30,113,592
=============================================================================

DIVERSIFIED BANKS-1.97%

AB Spintab (Sweden), Bonds,
  7.50% (Acquired 02/12/04; Cost
  $2,232,040)(a)(b)(e)                           2,000,000          2,062,208
-----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(e)                        800,000            827,928
-----------------------------------------------------------------------------
American Savings Bank, Notes,
  6.63%, 02/15/06 (Acquired 03/05/03; Cost
  $776,335)(a)(b)                                  700,000            706,888
-----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.23%, 02/01/27(a)                               650,000            702,949
-----------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                              900,000            956,529
=============================================================================
                                                                    5,256,502
=============================================================================

DIVERSIFIED METALS & MINING-0.49%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb.,
  7.38%, 09/01/05(a)                             1,300,000          1,303,315
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

ELECTRIC UTILITIES-3.91%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)      $ 1,430,000       $  1,443,084
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                2,000,000          2,063,140
-----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes,
  7.13%, 12/15/05(a)                             1,740,000          1,758,548
-----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                      2,400,000          2,410,176
-----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)                 756,098            760,869
-----------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes,
  6.40%, 04/01/06(a)                               850,000            861,985
-----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes,
  6.50%, 02/25/08(a)                             1,100,000          1,130,602
=============================================================================
                                                                   10,428,404
=============================================================================

FOOD RETAIL-0.56%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(a)                             1,500,000          1,494,525
=============================================================================

GAS UTILITIES-0.79%

Columbia Energy Group-Series C, Notes,
  6.80%, 11/28/05(a)                             2,100,000          2,117,325
=============================================================================

HEALTH CARE DISTRIBUTORS-0.15%

Cardinal Health, Inc., Unsec. Notes,
  6.00%, 01/15/06(a)                               400,000            403,116
=============================================================================

HEALTH CARE EQUIPMENT-0.23%

Guidant Corp., Notes,
  6.15%, 02/15/06(a)                               600,000            606,504
=============================================================================

HOMEBUILDING-2.20%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07(a)                             1,415,000          1,501,669
-----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes,
  7.30%, 10/24/05(a)                             1,500,000          1,510,365
-----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
  8.00%, 08/15/06(a)                               200,000            206,482
-----------------------------------------------------------------------------
  9.75%, 09/01/10(a)                             2,500,000          2,634,000
=============================================================================
                                                                    5,852,516
=============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.76%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(a)                             2,000,000          2,035,280
=============================================================================

INDUSTRIAL CONGLOMERATES-1.13%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes,
  6.38%, 02/15/06(a)                               890,000            900,725
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes,
  5.80%, 08/01/06(a)                               300,000            304,968
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-(CONTINUED)

URC Holdings Corp., Sr. Notes,
  7.88%, 06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(b)                            $ 1,750,000       $  1,800,540
=============================================================================
                                                                    3,006,233
=============================================================================

INTEGRATED OIL & GAS-1.39%

Duke Energy Field Services Corp., LLC, Sr.
  Unsec. Notes, 7.50%, 08/16/05(a)               1,480,000          1,481,850
-----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds,
  8.90%, 08/15/28(a)                             2,000,000          2,212,500
=============================================================================
                                                                    3,694,350
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.51%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(a)                             1,640,000          1,653,350
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 7.20%, 03/01/06(a)                 900,000            916,983
-----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes,
  7.13%, 01/30/06(a)                             1,125,000          1,142,550
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(a)                               300,000            315,018
=============================================================================
                                                                    4,027,901
=============================================================================

INTERNET SOFTWARE & SERVICES-0.25%

Aramark Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(a)                               650,000            665,213
=============================================================================

INVESTMENT BANKING & BROKERAGE-0.53%

Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(a)                               700,000            718,851
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 7.08%, 10/03/05(a)                   690,000            693,988
=============================================================================
                                                                    1,412,839
=============================================================================

LIFE & HEALTH INSURANCE-0.92%

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                             2,340,000          2,444,972
=============================================================================

MOVIES & ENTERTAINMENT-0.65%

Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                 775,000            785,835
-----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(a)                               945,000            955,008
=============================================================================
                                                                    1,740,843
=============================================================================

MULTI-LINE INSURANCE-0.19%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $523,528)(a)(b)                                  505,000            509,641
=============================================================================

MULTI-UTILITIES-0.83%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                               850,000            864,663
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
MULTI-UTILITIES-(CONTINUED)

Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                           $ 1,335,000       $  1,347,803
=============================================================================
                                                                    2,212,466
=============================================================================

MUNICIPALITIES-2.34%

Bethlehem (City of), Pennsylvania; Taxable
  Unlimited Tax Series 2004 B GO,
  3.35%, 11/01/06(a)(f)                          1,000,000            988,680
-----------------------------------------------------------------------------
Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB,
  3.88%, 01/01/08(a)(f)                          1,000,000            991,250
-----------------------------------------------------------------------------
Onondaga (County of), New York; Taxable
  Pension Unlimited Tax Series 2004 GO,
  3.50%, 10/15/06(a)                             1,250,000          1,239,238
-----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(f)                          1,500,000          1,483,065
-----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.41%, 07/10/30(a)(f)(g)                       1,600,000          1,536,960
=============================================================================
                                                                    6,239,193
=============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.04%

Devon Energy Corp., Deb.,
  10.25%, 11/01/05(a)                            2,730,000          2,769,612
=============================================================================

OIL & GAS REFINING & MARKETING-0.22%

Tosco Corp., Sr. Unsec. Notes,
  7.63%, 05/15/06(a)                               570,000            584,940
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.79%

CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes,
  7.63%, 08/16/05(a)                               775,000            776,124
-----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/14/05-07/28/05; Cost
  $1,980,715)(a)(b)(e)                           1,750,000          1,943,270
-----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes,
  7.63%, 11/15/05(a)                             2,800,000          2,828,784
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes,
  8.02%, 05/15/07(a)                             2,133,333          2,202,965
-----------------------------------------------------------------------------
  Series 1999-2, Global Bonds,
  9.69%, 08/15/09(a)                             3,102,500          3,419,731
-----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes,
  2.71%, 03/31/06 (Acquired
  03/23/04-11/22/04; Cost $1,624,357)(a)(b)      1,602,660          1,596,605
=============================================================================
                                                                   12,767,479
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.23%

General Mills, Inc., Notes,
  6.45%, 10/15/06(a)                           $   600,000       $    614,010
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                        500,000            518,060
-----------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)             625,000            684,438
-----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb.,
  5.15%, 08/15/33 (Acquired
  03/23/04-06/09/05; Cost $2,809,796)(a)(b)      2,700,000          2,714,445
=============================================================================
                                                                    3,916,943
=============================================================================

RAILROADS-0.25%

Union Pacific Corp., Unsec. Notes,
  6.40%, 02/01/06(a)                               650,000            657,300
=============================================================================

REAL ESTATE-1.29%

First Industrial, L.P., Medium Term Notes,
  6.90%, 11/21/05(a)                             1,000,000          1,007,530
-----------------------------------------------------------------------------
Simon Property Group, L.P., Unsec. Gtd.
  Notes,
  6.88%, 10/27/05(a)                             1,405,000          1,414,540
-----------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                 1,000,000          1,017,720
=============================================================================
                                                                    3,439,790
=============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.38%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  6.80%, 12/01/06(a)                             1,000,000          1,026,240
=============================================================================

REGIONAL BANKS-0.96%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)     1,500,000          1,552,845
-----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes,
  6.75%, 12/15/05(a)                             1,000,000          1,009,050
=============================================================================
                                                                    2,561,895
=============================================================================

RESTAURANTS-1.21%

McDonald's Corp., Unsec. Deb.,
  7.05%, 11/15/25(a)                             2,700,000          2,814,993
-----------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes,
  8.50%, 04/15/06(a)                               400,000            411,620
=============================================================================
                                                                    3,226,613
=============================================================================

SOVEREIGN DEBT-1.76%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes,
  6.50%, 11/15/06(a)                             2,000,000          2,045,520
-----------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes,
  6.52%, 02/23/06(a)                             1,150,000          1,164,260
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds,
  6.50%, 10/06/05(a)                           $    75,000       $     75,334
-----------------------------------------------------------------------------
Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds,
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $1,440,281)(a)(b)      1,275,000          1,400,460
=============================================================================
                                                                    4,685,574
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes,
  5.50%, 08/01/06(a)                               700,000            708,708
-----------------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Floating
  Rate Notes, 3.62%, 08/25/06(a)(c)                500,000            500,799
=============================================================================
                                                                    1,209,507
=============================================================================

TOBACCO-0.57%

Altria Group, Inc., Unsec. Notes,
  6.38%, 02/01/06(a)                             1,500,000          1,516,215
=============================================================================

TRUCKING-0.98%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                             2,400,000          2,599,128
=============================================================================
    Total Bonds & Notes (Cost $150,625,794)                       149,219,494
=============================================================================

U.S. MORTGAGE-BACKED SECURITIES-33.28%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.50%

Pass Through Ctfs.,
  8.00%, 11/20/12(a)                               882,577            938,072
-----------------------------------------------------------------------------
  9.00%, 05/01/15(a)                               588,126            644,714
-----------------------------------------------------------------------------
  7.50%, 06/01/16 to 07/01/24(a)                 1,750,499          1,853,457
-----------------------------------------------------------------------------
  7.00%, 12/01/16 to 02/01/35(a)                 5,113,435          5,379,914
-----------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23(a)                 4,958,666          5,081,300
-----------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26(a)                 3,138,265          3,431,453
=============================================================================
                                                                   17,328,910
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-17.40%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 11/01/34(a)                 4,471,950          4,769,679
-----------------------------------------------------------------------------
  7.00%, 04/01/15 to 09/01/34(a)                16,250,580         17,108,259
-----------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30(a)                 1,480,229          1,618,019
-----------------------------------------------------------------------------
  6.50%, 11/01/16 to 12/01/34(a)                 7,430,788          7,725,117
-----------------------------------------------------------------------------
  8.00%, 09/01/17 to 08/01/32(a)                 4,940,165          5,299,116
-----------------------------------------------------------------------------
  9.00%, 02/01/21 to 01/01/30(a)                   521,369            573,273
-----------------------------------------------------------------------------
  10.00%, 05/01/26(a)                              539,038            624,336
-----------------------------------------------------------------------------
  6.00%, 04/01/35(a)                             1,488,220          1,521,323
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  5.50%, 08/01/20(a)(h)                        $ 7,000,000       $  7,142,188
=============================================================================
                                                                   46,381,310
=============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.38%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34(a)                 9,392,233          9,878,621
-----------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32(a)                 5,740,268          6,066,687
-----------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33(a)                 3,458,443          3,589,363
-----------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21(a)                   902,743            967,224
-----------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32(a)                 3,331,436          3,579,924
-----------------------------------------------------------------------------
  8.50%, 07/20/27(a)                               355,696            386,488
-----------------------------------------------------------------------------
  8.00%, 10/15/30(a)                               475,903            514,511
=============================================================================
                                                                   24,982,818
=============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $86,235,336)                                           88,693,038
=============================================================================

                                                 SHARES

PREFERRED STOCKS-4.70%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.92%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $2,011,874)(a)(b)(i)                   20       $  2,000,000
-----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18,
  2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,599,990)(b)(i)(j)                                  16          1,600,000
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III,
  3.73% Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost
  $2,673,536)(a)(b)(c)                               2,750          2,724,852
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV,
  3.80% Floating Rate Pfd. (Acquired
  01/19/05; Cost $732,361)(a)(b)(c)                    750            732,518
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI,
  3.98% Floating Rate Pfd. (Acquired
  01/19/05; Cost $728,600)(a)(b)(c)                    750            728,528
=============================================================================
                                                                    7,785,898
=============================================================================

THRIFTS & MORTGAGE FINANCE-1.78%

Fannie Mae,
  Series J, 4.72% Floating Rate Pfd.(k)             47,500          2,360,750
-----------------------------------------------------------------------------
  Series K, 5.40% Floating Rate Pfd.(k)             47,500          2,384,500
=============================================================================
                                                                    4,745,250
=============================================================================
    Total Preferred Stocks (Cost $12,527,237)                      12,531,148
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES-2.22%

U.S. TREASURY INFLATION-INDEXED NOTES-0.37%

0.88%, 04/15/10(a)                             $ 1,026,260(l)    $    986,172
=============================================================================

U.S. TREASURY NOTES-1.85%

2.63%, 11/15/06(a)                               5,000,000          4,917,950
=============================================================================
    Total U.S. Treasury Securities (Cost
      $5,929,460)                                                   5,904,122
=============================================================================

ASSET-BACKED SECURITIES-1.64%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-0.68%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  4.08%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $1,820,050)(b)(c)(j)                           1,837,661          1,819,284
=============================================================================

GOLD-0.21%

Newmont Gold Corp.-Series A1, Pass Through
  Ctfs., 8.91%, 01/05/09(a)                        539,949            564,479
=============================================================================

-----------------------------------------------------------------------------
                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-0.75%

Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs.,
  4.35% (Acquired 12/07/04; Cost
  $2,000,000)(a)(b)(e)(m)                      $ 2,000,000       $  1,993,658
=============================================================================
    Total Asset-Backed Securities (Cost
      $4,401,997)                                                   4,377,421
=============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.74%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.74%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09 (Cost $2,000,000)(a)(m)        2,000,000          1,971,100
=============================================================================
TOTAL INVESTMENTS-98.57% (Cost $261,719,824)                      262,696,323
=============================================================================
OTHER ASSETS LESS LIABILITIES-1.43%                                 3,818,844
=============================================================================
NET ASSETS-100.00%                                               $266,515,167
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

CARS     - Convertible Auction Rate Securities
Ctfs.    - Certificates
Deb.     - Debentures
GO       - General Obligation Bonds
Gtd.     - Guaranteed
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $254,531,789, which represented 96.89% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $26,944,582, which represented 10.11% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(e) Perpetual bond with no specified maturity date.
(f) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(g) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(h) Security purchased on a forward commitment basis.
(i) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $3,419,284, which represented 1.28% of the Fund's Net Assets.
(k) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(l) Principal amount of security and interest payments are adjusted for inflation.
(m) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $261,719,824)                                $262,696,323
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,532,750
-----------------------------------------------------------
  Fund shares sold                                9,479,978
-----------------------------------------------------------
  Dividends and interest                          3,573,705
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               12,221
-----------------------------------------------------------
Other assets                                         46,096
===========================================================
    Total assets                                284,341,073
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          11,923,710
-----------------------------------------------------------
  Fund shares reacquired                            875,035
-----------------------------------------------------------
  Amount due custodian                            4,706,972
-----------------------------------------------------------
  Dividends                                          79,853
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 22,830
-----------------------------------------------------------
  Variation margin                                  127,756
-----------------------------------------------------------
Accrued distribution fees                             2,183
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,305
-----------------------------------------------------------
Accrued transfer agent fees                          27,062
-----------------------------------------------------------
Accrued operating expenses                           59,200
===========================================================
    Total liabilities                            17,825,906
===========================================================
Net assets applicable to shares outstanding    $266,515,167
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $271,356,649
-----------------------------------------------------------
Undistributed net investment income                 207,043
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (5,547,882)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  499,357
===========================================================
                                               $266,515,167
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 29,250,218
___________________________________________________________
===========================================================
Class C                                        $203,805,843
___________________________________________________________
===========================================================
Class R                                        $    157,770
___________________________________________________________
===========================================================
Institutional Class                            $ 33,301,336
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,945,625
___________________________________________________________
===========================================================
Class C                                          20,532,188
___________________________________________________________
===========================================================
Class R                                              15,867
___________________________________________________________
===========================================================
Institutional Class                               3,352,790
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.93
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.93 divided
      by 97.50%)                               $      10.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.93
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $       9.94
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $       9.93
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 9,807,400
-------------------------------------------------------------------------
Dividends                                                         424,444
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       70,568
=========================================================================
    Total investment income                                    10,302,412
=========================================================================

EXPENSES:

Advisory fees                                                   1,218,445
-------------------------------------------------------------------------
Administrative services fees                                      100,061
-------------------------------------------------------------------------
Custodian fees                                                     42,274
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                          58,032
-------------------------------------------------------------------------
  Class C                                                       2,662,783
-------------------------------------------------------------------------
  Class R                                                             628
-------------------------------------------------------------------------
Transfer agent fees -- A, C, and R                                282,132
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                3,817
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          25,008
-------------------------------------------------------------------------
Other                                                             322,720
=========================================================================
    Total expenses                                              4,715,900
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (1,243,862)
=========================================================================
    Net expenses                                                3,472,038
=========================================================================
Net investment income                                           6,830,374
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (1,186,879)
-------------------------------------------------------------------------
  Futures contracts                                               307,813
=========================================================================
                                                                 (879,066)
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                           124,698
-------------------------------------------------------------------------
  Futures contracts                                              (628,677)
=========================================================================
                                                                 (503,979)
=========================================================================
Net gain (loss) from investment securities and futures
  contracts                                                    (1,383,045)
=========================================================================
Net increase in net assets resulting from operations          $ 5,447,329
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   6,830,374    $  5,437,094
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              (879,066)        960,226
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    (503,979)      1,419,939
===========================================================================================
    Net increase in net assets resulting from operations          5,447,329       7,817,259
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (500,584)        (22,084)
-------------------------------------------------------------------------------------------
  Class C                                                        (6,800,555)     (8,645,314)
-------------------------------------------------------------------------------------------
  Class R                                                            (3,462)            (63)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (688,086)        (20,032)
===========================================================================================
    Total distributions from net investment income               (7,992,687)     (8,687,493)
===========================================================================================
Share transactions-net:
  Class A                                                        22,462,638       6,952,088
-------------------------------------------------------------------------------------------
  Class C                                                      (112,324,053)    (18,290,840)
-------------------------------------------------------------------------------------------
  Class R                                                           147,673          11,404
-------------------------------------------------------------------------------------------
  Institutional Class                                            26,736,759       6,755,108
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (62,976,983)     (4,572,240)
===========================================================================================
    Net increase (decrease) in net assets                       (65,522,341)     (5,442,474)
===========================================================================================

NET ASSETS:

  Beginning of year                                             332,037,508     337,479,982
===========================================================================================
  End of year (including undistributed net investment income
    of $207,043 and $56,977, respectively)                    $ 266,515,167    $332,037,508
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class.

     Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

G. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R and Institutional Class shares to 0.85%, 1.60% (before distribution fee waivers), 1.10% and 0.60% of average daily net assets, respectively, through July 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $577 and reimbursed $124,775 of class level expenses of Class A, Class B, Class C and Class R shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $30,889.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $100,061.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $282,132 for Class A, Class C and Class R share classes and $3,817 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has contractually agreed to waive 0.40% and 0.10% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. This agreement was terminated with respect to Class A shares on July 1, 2005 when ADI permanently reduced Rule 12b-1 plan fees by 0.10% from 0.35% to 0.25%. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class C and Class R shares paid $42,728, $1,597,670 and $628, respectively, after ADI waived Plan fees of $15,304 for Class A shares and $1,065,113 for Class C shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $17,108 in front-end sales commissions from the sale of Class A shares and $3,168, $673 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $43,711        $ 83,051,128      $ (83,094,839)       $    --           $    --        $35,237       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              43,711          83,051,128        (83,094,839)            --                --         35,331            --
==================================================================================================================================
  Total             $87,422        $166,102,256      $(166,189,678)       $    --           $    --        $70,568       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $7,204.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,076 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the 5 days the borrowings were outstanding was $3,385,850 with a weighted average interest rate of 2.83% and interest expense of $1,311.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensatory balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On July 31, 2005, $6,000,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                                               MARKET          UNREALIZED
                                                               NO. OF         MONTH/            VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        07/31/05       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       27        Sep-06/Long      $ 6,448,612       $  (2,835)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       98        Dec-06/Long       23,397,500         (47,090)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       309        Sep-05/Long       33,125,766        (427,217)
===========================================================================================================================
                                                                                             $62,971,878       $(477,142)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from Ordinary Income                       $7,992,687    $8,687,493
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    224,429
----------------------------------------------------------------------------
Unrealized appreciation -- investments                               976,299
----------------------------------------------------------------------------
Temporary book/tax differences                                       (17,386)
----------------------------------------------------------------------------
Capital loss carryforward                                         (3,232,657)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (2,792,167)
----------------------------------------------------------------------------
Shares of beneficial interest                                    271,356,649
============================================================================
Total net assets                                                $266,515,167
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the realization for tax purposes of unrealized gains on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2011                                                    $   20,292
-----------------------------------------------------------------------------
July 31, 2012                                                     1,787,880
-----------------------------------------------------------------------------
July 31, 2013                                                     1,424,485
=============================================================================
Total capital loss carryforward                                  $3,232,657
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005, was $309,691,702 and $372,600,672, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,758,229
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,781,930)
===============================================================================
Net unrealized appreciation of investment securities              $   976,299
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $261,720,024.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on July 31, 2005, undistributed net investment income was increased by $1,312,379 and undistributed net realized gain (loss) was decreased by $1,312,379. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.


                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(a)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(b)                                                    3,864,615    $  38,583,896        743,963    $   7,430,672
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,930,116      109,271,630     35,091,467      352,966,553
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       24,842          248,518          1,131           11,341
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        3,183,852       31,804,425        675,095        6,741,273
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(b)                                                       40,537          404,392          1,921           19,226
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         573,960        5,727,379        715,503        7,192,526
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                          339            3,380              6               63
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           68,922          687,221          2,002           20,025
==========================================================================================================================
Reacquired:
  Class A(b)                                                   (1,655,666)     (16,525,650)       (49,745)        (497,810)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (22,777,299)    (227,323,062)   (37,689,480)    (378,449,919)
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      (10,451)        (104,225)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (576,461)      (5,754,887)          (620)          (6,190)
==========================================================================================================================
                                                               (6,332,694)   $ (62,976,983)      (508,757)   $  (4,572,240)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) 12% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
(b) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.21               0.05
=============================================================================================
Less distributions from net investment income                    (0.29)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.14%              0.46%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $29,250             $6,971
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.86%(c)           0.85%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.00%(c)           0.96%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.53%(c)           1.92%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,091,038.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                               AUGUST 30,
                                                                                                  2002
                                                                    YEAR ENDED              (DATE OPERATIONS
                                                                     JULY 31,                COMMENCED) TO
                                                              -----------------------           JULY 31,
                                                                2005           2004               2003
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.01       $  10.02           $  10.01
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.22(a)        0.16(a)            0.12(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.08               0.14
============================================================================================================
    Total from investment operations                              0.18           0.24               0.26
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.25)             (0.25)
============================================================================================================
  Return of capital                                                 --             --              (0.00)
============================================================================================================
    Total distributions                                          (0.26)         (0.25)             (0.25)
============================================================================================================
Net asset value, end of period                                $   9.93       $  10.01           $  10.02
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   1.79%          2.44%              2.58%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $203,806       $318,282           $337,480
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.21%(c)       1.20%              1.20%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.66%(c)       1.61%              1.60%(d)
============================================================================================================
Ratio of net investment income to average net assets              2.18%(c)       1.57%              1.28%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         103%           126%                88%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $266,278,327.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.02             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23(a)            0.04(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              0.01
=============================================================================================
    Total from investment operations                              0.19               0.05
=============================================================================================
Less distributions from net investment income                    (0.27)             (0.06)
=============================================================================================
Net asset value, end of period                                  $ 9.94             $10.02
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   1.88%              0.49%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  158             $   11
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.11%(c)           1.10%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.16%(c)           1.11%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.28%(c)           1.67%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $125,714.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.28(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.24               0.05
=============================================================================================
Less distributions from net investment income                    (0.32)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.42%              0.52%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $33,301             $6,773
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.57%(c)           0.60%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.58%(c)           0.61%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.82%(c)           2.71%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $21,116,126.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Total Return Bond Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Total Return Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Total Return Bond Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Total Return Bond Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Total Return Bond Fund for the year ended July 31, 2004, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-181a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
BONDS & NOTES-56.78%

ADVERTISING-0.04%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   91,000        $     91,749
=============================================================================

AEROSPACE & DEFENSE-0.06%

Honeywell International Inc., Global Notes,
  6.88%, 10/03/05(a)                               20,000              20,106
-----------------------------------------------------------------------------
Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06(a)                       109,000             111,470
=============================================================================
                                                                      131,576
=============================================================================

AIR FREIGHT & LOGISTICS-0.89%

Ryder System, Inc.-Series P, Notes, 6.60%,
  11/15/05(a)                                   2,000,000           2,012,480
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.10%

Bank of New York Institutional Capital
  Trust-Series A, Trust Pfd. Bonds, 7.78%,
  12/01/26 (Acquired 06/12/03; Cost
  $238,542)(a)(b)                                 200,000             214,462
=============================================================================

AUTOMOBILE MANUFACTURERS-2.17%

DaimlerChrysler North America Holding Corp.,
  Series D, Gtd. Floating Rate Medium Term
  Notes,
    3.89%, 05/24/06(a)(c)                       1,200,000           1,201,098
-----------------------------------------------------------------------------
    4.27%, 09/26/05(a)(c)                       1,850,000           1,850,902
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes,
    7.25%, 01/18/06(a)                          1,800,000           1,825,794
=============================================================================
                                                                    4,877,794
=============================================================================

BROADCASTING & CABLE TV-5.13%

Comcast Corp.,
  Sr. Notes,
    7.25%, 08/01/05(a)                            910,000             909,909
-----------------------------------------------------------------------------
    8.30%, 05/15/06(a)                            325,000             334,808
-----------------------------------------------------------------------------
  Sr. Sub. Deb., 10.63%, 07/15/12(a)              240,000             310,008
-----------------------------------------------------------------------------
  Sr. Unsec. Deb., 8.88%, 09/15/05(a)             900,000             905,202
-----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                            850,000             861,976
-----------------------------------------------------------------------------
    8.00%, 08/01/05(a)                          1,150,000           1,149,885
-----------------------------------------------------------------------------
    8.38%, 11/01/05(a)                          2,880,000           2,924,352
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(a)      985,000           1,040,712
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 6.38%, 01/30/06(a)     375,000             379,181
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                     125,000             126,631
-----------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                     1,000,000           1,006,066
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

MediaOne Group, Inc., Gtd. Notes, 6.75%,
  10/01/05(a)                                  $  190,000        $    190,811
-----------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes, 8.18%, 08/15/07(a)                       650,000             692,685
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)        600,000             710,154
=============================================================================
                                                                   11,542,380
=============================================================================

BUILDING PRODUCTS-0.33%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(a)                740,000             742,094
=============================================================================

COMMODITY CHEMICALS-0.45%

Methanex Corp., (Canada), Unsec. Yankee
  Notes, 7.75%, 08/15/05(a)                     1,000,000           1,005,020
=============================================================================

CONSUMER FINANCE-8.36%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(a)                     1,175,000           1,191,532
-----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost $813,712)(a)(b)(c)      800,000             802,576
-----------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(a)          1,425,000           1,455,709
-----------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                175,000             186,415
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)              1,930,000           1,930,174
-----------------------------------------------------------------------------
  Medium Term Notes, 5.05%, 05/22/06(a)         1,000,000           1,000,150
-----------------------------------------------------------------------------
  Notes, 6.38%, 12/15/05(a)                     1,000,000           1,006,790
-----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                            750,000             757,852
-----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                          3,753,000           3,791,281
-----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                260,000             261,856
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(a)(c)                                  675,000             671,969
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(a)                                   3,800,000(d)        3,837,392
-----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes,
  6.50%, 06/20/06(a)                              487,000             495,615
-----------------------------------------------------------------------------
  7.75%, 09/15/05(a)                            1,430,000           1,436,506
=============================================================================
                                                                   18,825,817
=============================================================================

DIVERSIFIED BANKS-2.20%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $133,922)(a)(b)(e)               120,000             123,732
-----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(e)                       100,000             103,491
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(b)      $   75,000        $     75,738
-----------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $1,126,818)(a)(b)                          900,000           1,173,411
-----------------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes, 7.13%,
  03/01/09(a)                                      50,000              54,262
-----------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(a)(c)                                  250,000             243,525
-----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $379,629)(a)(b)                            300,000             329,922
-----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)         600,000             671,484
-----------------------------------------------------------------------------
Credit Suisse First Boston, Inc., Sub. Medium
  Term Notes, 7.75%, 05/15/06 (Acquired
  04/06/05; Cost $207,902)(a)(b)                  200,000             205,214
-----------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $200,000)(a)(b)(e)                              200,000             212,216
-----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                       195,000             210,885
-----------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06(a)                                     250,000             265,702
-----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(a)(e)(f)                                  300,000             266,738
-----------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(a)(f)            70,000              56,669
-----------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(a)(e)(f)                 100,000              90,442
-----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                              160,000             211,472
-----------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(a)(e)                              330,000             338,851
-----------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(a)                              325,000             320,645
=============================================================================
                                                                    4,954,399
=============================================================================

DIVERSIFIED CHEMICALS-0.63%

Dow Capital B.V. (Netherlands)-Series G,
  Medium Term Notes, 8.64%, 06/01/22(a)         1,030,000           1,327,783
-----------------------------------------------------------------------------
Dow Chemical Co. (The), Sr. Unsec. Medium
  Term Notes, 3.85%, 11/15/05(a)                  100,000              99,997
=============================================================================
                                                                    1,427,780
=============================================================================

DIVERSIFIED METALS & MINING-0.77%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.38%, 09/01/05(a)                      1,735,000           1,739,424
=============================================================================

ELECTRIC UTILITIES-3.12%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)         200,000             201,830
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Commonwealth Edison Co., Unsec. Deb. 6.40%,
  10/15/05(a)                                  $  500,000        $    502,155
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                 250,000             257,892
-----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(a)                       650,000             656,929
-----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                     2,170,000           2,179,201
-----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)              1,841,098           1,852,715
-----------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                       600,000             608,460
-----------------------------------------------------------------------------
Potomac Electric Power Co., Sec. First
  Mortgage Bonds, 6.50%, 09/15/05(a)(g)           250,000             250,692
-----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                500,000             513,910
=============================================================================
                                                                    7,023,784
=============================================================================

FOOD RETAIL-0.45%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(a)                              430,000             428,431
-----------------------------------------------------------------------------
  6.15%, 03/01/06(a)                              580,000             586,229
=============================================================================
                                                                    1,014,660
=============================================================================

GAS UTILITIES-0.23%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                        250,000             260,643
-----------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                     250,000             252,063
=============================================================================
                                                                      512,706
=============================================================================

GOLD-0.09%

Newmont Mining Corp., Unsec. Notes, 5.88%,
  04/01/35(a)                                     200,000             199,054
=============================================================================

HOMEBUILDING-1.18%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(a)                                     300,000             337,125
-----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                     200,000             201,382
-----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
  8.00%, 08/15/06(a)                            1,600,000           1,651,856
-----------------------------------------------------------------------------
  9.75%, 09/01/10(a)                              450,000             474,120
=============================================================================
                                                                    2,664,483
=============================================================================

HOTELS, RESORTS & CRUISE LINES-0.90%

Marriott International, Inc.-Series B, Sr.
  Unsec. Notes, 6.88%, 11/15/05(a)              2,000,000           2,015,880
=============================================================================

HOUSEWARES & SPECIALTIES-0.58%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                      1,275,000           1,311,019
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.43%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(a)                           $  960,000        $    976,934
=============================================================================

INDUSTRIAL CONGLOMERATES-0.48%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                     700,000             708,435
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                     230,000             233,809
-----------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03-11/22/04; Cost
  $145,305)(a)(b)()                               130,000             133,754
=============================================================================
                                                                    1,075,998
=============================================================================

INTEGRATED OIL & GAS-1.94%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                     400,000             472,992
-----------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                     115,000             122,792
-----------------------------------------------------------------------------
Duke Energy Field Services Corp., LLC, Sr.
  Unsec. Notes, 7.50%, 08/16/05(a)              2,000,000           2,002,500
-----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(a)                                   1,500,000           1,659,375
-----------------------------------------------------------------------------
USX Corp., Unsec. Notes, 6.65%, 02/01/06(a)       100,000             101,209
=============================================================================
                                                                    4,358,868
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.78%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(a)                            1,800,000           1,814,652
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec. Global Notes,
  7.20%, 03/01/06(a)                              700,000             713,209
-----------------------------------------------------------------------------
  8.50%, 03/01/31(a)                              175,000             241,736
-----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                     2,466,000           2,504,470
-----------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)            900,000           1,216,737
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(a)                                     400,000             420,024
-----------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb.,
  6.75%, 05/15/27(a)(g)                           100,000             105,888
-----------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)                 125,000             164,946
-----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)            600,000             678,894
-----------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                        125,000             132,380
-----------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                       400,000             422,864
-----------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                        100,000              97,586
=============================================================================
                                                                    8,513,386
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.25%

Aramark Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(a)                           $  555,000        $    567,990
=============================================================================

INVESTMENT BANKING & BROKERAGE-0.26%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(a)                       350,000             373,888
-----------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(a)                              150,000             154,040
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series C, Sr.
  Floating Rate Medium Term Notes, 3.47%,
  06/16/06(a)(c)                                   50,000              49,961
=============================================================================
                                                                      577,889
=============================================================================

LIFE & HEALTH INSURANCE-0.76%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-12/21/04; Cost
  $1,601,997)(a)(b)(g)                          1,345,000           1,613,664
-----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                              100,000             104,486
=============================================================================
                                                                    1,718,150
=============================================================================

MANAGED HEALTH CARE-1.02%

Aetna Inc., Sr. Unsec. Notes, 7.38%,
  03/01/06(a)                                     237,000             241,456
-----------------------------------------------------------------------------
CIGNA Corp., Notes, 6.38%, 01/15/06(a)          1,800,000           1,817,478
-----------------------------------------------------------------------------
WellPoint Inc., Unsec. Unsub. Notes, 4.88%,
  08/01/05(a)                                     230,000             229,977
=============================================================================
                                                                    2,288,911
=============================================================================

MOVIES & ENTERTAINMENT-0.88%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)                 450,000             564,417
-----------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                660,000             669,227
-----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(a)                              750,000             757,943
=============================================================================
                                                                    1,991,587
=============================================================================

MULTI-LINE INSURANCE-0.31%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $725,683)(a)(b)                                 700,000             706,433
=============================================================================

MULTI-UTILITIES-0.97%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                              600,000             610,350
-----------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                            1,550,000           1,564,865
=============================================================================
                                                                    2,175,215
=============================================================================

MUNICIPALITIES-3.34%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(a)(g)()                   1,000,000             991,250
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                           $  200,000        $    196,750
-----------------------------------------------------------------------------
  5.20%, 02/15/35(a)                              300,000             301,044
-----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(a)(g)                           385,000             375,575
-----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Series
  2005 COP, 4.95%, 06/15/25(a)(g)                 500,000             493,750
-----------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank;
  Taxable Series 2005 A RB,
  4.87%, 07/15/16(a)                              250,000             249,688
-----------------------------------------------------------------------------
  5.22%, 07/15/20(a)                              325,000             327,886
-----------------------------------------------------------------------------
  5.28%, 01/15/22(a)                              275,000             277,750
-----------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(g)()                                450,000             470,250
-----------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(g)(h)      650,000             715,715
-----------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (City of Detroit School District); Taxable
  Series 2005 RB, 5.00%, 06/01/15(a)(g)           250,000             272,500
-----------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Taxable Series 2005 RB, 4.41%,
  11/15/14(a)(g)                                  375,000             375,840
-----------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)        630,000             630,788
-----------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005 K RB, 5.25%,
  12/15/14(a)(g)(h)                               300,000             333,501
-----------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO,
  4.64%, 06/30/20(a)(g)()                         350,000             341,898
-----------------------------------------------------------------------------
  4.83%, 06/30/28(a)(g)                           590,000             571,155
-----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(a)(g)                           100,000              98,871
-----------------------------------------------------------------------------
  4.21%, 07/01/08(a)(g)                           125,000             124,286
-----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.43%, 07/10/30(a)(g)(i)                        400,000             384,240
=============================================================================
                                                                    7,532,737
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.74%

Devon Energy Corp., Deb., 10.25%, 11/01/05(a)  $1,870,000        $  1,897,134
-----------------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                   1,075,000           1,303,545
-----------------------------------------------------------------------------
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $719,903)(a)(b)                                 725,000             716,735
=============================================================================
                                                                    3,917,414
=============================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.13%

Enterprise Products Operating L.P.,
  Sr. Notes, 4.95%, 06/01/10(a)                   205,000             203,819
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 7.50%,
  02/01/11(a)                                      85,000              93,960
=============================================================================
                                                                      297,779
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.05%

CIT Group Inc., Sr. Unsec. Notes, 7.25%,
  08/15/05(a)                                     525,000             525,625
-----------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05(a)                       175,000             175,254
-----------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(a)                                      25,000              24,877
-----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(e)                   90,000             104,613
-----------------------------------------------------------------------------
JPMorgan Chase & Co., Sub Notes, 6.25%,
  12/15/05(a)                                     100,000             100,858
-----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-07/28/05; Cost
  $1,809,502)(a)(b)(e)                          1,600,000           1,776,704
-----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(a)                     3,350,000           3,384,438
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)     183,333             189,317
-----------------------------------------------------------------------------
  Series 1999-2, Global Bonds, 9.69%,
  08/15/09(a)                                   1,785,000           1,967,516
-----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $214,817)(a)(b)        211,922             211,121
-----------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired
  03/04/04-11/29/04; Cost $248,281)(a)(b)         250,000             240,115
-----------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Sr. Floating Rate Notes, 3.98%, 01/25/36
  (Acquired 03/21/05; Cost
  $500,000)(a)(b)(c)(j)                           500,000             500,313
-----------------------------------------------------------------------------
  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $556,507)(a)(b)         477,778             572,239
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Toll Road Investors Partnership II,
  L.P.-Series A, Bonds,
  5.50%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $1,128,228)(a)(b)(g)(k)                      $9,600,000        $  1,158,778
-----------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(e)             400,000             442,139
=============================================================================
                                                                   11,373,907
=============================================================================

PACKAGED FOODS & MEATS-0.18%

General Mills, Inc., Notes, 6.45%,
  10/15/06(a)                                     400,000             409,340
=============================================================================

PROPERTY & CASUALTY INSURANCE-2.28%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                       400,000             414,448
-----------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)            350,000             383,285
-----------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd.
  Notes, 8.50%, 04/15/12(a)                     1,045,000           1,150,733
-----------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $988,501)(a)(b)         925,000             979,908
-----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-06/09/05; Cost $2,240,773)(a)(b)     2,200,000           2,211,770
=============================================================================
                                                                    5,140,144
=============================================================================

RAILROADS-0.09%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                     200,000             202,246
=============================================================================

REAL ESTATE-2.00%

AMB Property L.P., Medium Term Notes, 7.20%,
  12/15/05(a)                                     500,000             505,575
-----------------------------------------------------------------------------
Health Care Property Investors, Inc.,
  Notes, 5.63%, 05/01/17(a)                       350,000             348,922
-----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.07%, 06/08/15(a)            505,000             560,000
-----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                     300,000             301,863
-----------------------------------------------------------------------------
Simon Property Group, L.P., Unsec. Gtd.
  Notes, 6.88%, 10/27/05(a)                       970,000             976,586
-----------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                  790,000             803,999
-----------------------------------------------------------------------------
Wellsford Residential Property Trust,
  Sr. Unsec. Notes, 7.75%, 08/15/05(a)          1,000,000           1,001,330
=============================================================================
                                                                    4,498,275
=============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                     100,000             102,624
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

REGIONAL BANKS-0.83%

Banco Popular North America-Series C, Gtd.
  Medium Term Notes, 6.80%, 12/21/05(a)        $  200,000        $    201,100
-----------------------------------------------------------------------------
Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)      925,000             957,588
-----------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd.
  Bonds, 3.90%, 06/01/28(a)(c)                    125,000             117,793
-----------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(a)                              350,000             350,784
-----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05(a)                                     128,000             129,158
-----------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                     125,000             124,238
=============================================================================
                                                                    1,880,661
=============================================================================

REINSURANCE-0.05%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                       100,000             106,205
=============================================================================

RESTAURANTS-0.17%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                      75,000              78,194
-----------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                     300,000             308,715
=============================================================================
                                                                      386,909
=============================================================================

SOVEREIGN DEBT-0.61%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(a)                                     100,000             100,445
-----------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $270,188)(a)(b)(l)     300,000             333,600
-----------------------------------------------------------------------------
  REGS, Unsec. Unsub. Euro Bonds, 10.00%,
  06/26/07 (Acquired 05/14/04-05/18/04; Cost
  $388,744)(a)(b)                                 345,000             378,948
-----------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                              150,000             162,450
-----------------------------------------------------------------------------
  7.50%, 04/08/33(a)                              350,000             400,960
=============================================================================
                                                                    1,376,403
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                     645,000             653,024
-----------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub.
  Trust Pfd. Notes, 9.10%, 06/01/27(a)            100,000             110,462
-----------------------------------------------------------------------------
MGIC Investment Corp., Sr. Unsec. Notes,
  7.50%, 10/15/05(a)                              250,000             251,698
=============================================================================
                                                                    1,015,184
=============================================================================

TOBACCO-0.48%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                   1,075,000           1,086,621
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.32%

Western Power Distribution Holdings Ltd.
  (United
  Kingdom), Unsec. Unsub. Notes, 7.38%,
  12/15/28 (Acquired 01/25/05-03/03/05; Cost
  $736,926)(a)(b)                              $  650,000        $    726,193
=============================================================================

TRUCKING-0.25%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                              525,000             568,560
=============================================================================
    Total Bonds & Notes (Cost $127,845,714)                       127,879,124
=============================================================================

U.S. MORTGAGE-BACKED SECURITIES-23.26%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-8.45%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 02/01/34(a)                4,078,872           4,187,932
-----------------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17(a)                  109,738             112,073
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/34(a)                1,663,687           1,722,266
-----------------------------------------------------------------------------
  7.00%, 06/01/16 to 10/01/34(a)                  306,388             321,615
-----------------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32(a)                   54,540              57,992
-----------------------------------------------------------------------------
  5.00%, 07/01/34(a)                            2,239,869           2,207,780
-----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(m)                         1,000,000             984,062
-----------------------------------------------------------------------------
  5.00%, 08/01/20 to 08/01/35(a)(m)             3,921,000           3,913,590
-----------------------------------------------------------------------------
  5.50%, 08/01/35(a)(m)                         5,500,000           5,530,937
=============================================================================
                                                                   19,038,247
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-11.73%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                1,778,689           1,897,959
-----------------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33(a)                  924,090             973,868
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 09/01/34(a)                2,142,408           2,224,696
-----------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(a)                  830,106             851,641
-----------------------------------------------------------------------------
  5.00%, 03/01/18 to 02/01/19(a)                2,100,355           2,107,321
-----------------------------------------------------------------------------
  5.50%, 11/01/18(a)                            1,018,917           1,040,134
-----------------------------------------------------------------------------
  8.00%, 08/01/21 to 08/01/31(a)                  145,144             155,888
-----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20 to 08/01/35(a)(m)             7,500,000           7,422,500
-----------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(m)             6,783,527           6,833,781
-----------------------------------------------------------------------------
  6.00%, 08/01/35(a)(m)                         2,849,700           2,912,037
=============================================================================
                                                                   26,419,825
=============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-3.08%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32(a)                  261,119             280,848
-----------------------------------------------------------------------------
  8.50%, 02/15/25(a)                               31,739              34,982
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  8.00%, 08/15/25(a)                           $    9,627        $     10,381
-----------------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33(a)                  193,759             204,770
-----------------------------------------------------------------------------
  6.00%, 11/15/28 to 09/15/34(a)                1,384,580           1,424,945
-----------------------------------------------------------------------------
  6.50%, 01/15/29 to 10/15/34(a)                3,391,241           3,557,621
-----------------------------------------------------------------------------
  5.50%, 12/15/33 to 06/15/35(a)                1,402,121           1,420,624
=============================================================================
                                                                    6,934,171
=============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $52,330,940)                                           52,392,243
=============================================================================

U.S. TREASURY SECURITIES-6.41%

U.S. TREASURY NOTES-2.84%

2.50%, 09/30/06(a)                              6,500,000(d)        6,395,415
=============================================================================

U.S. TREASURY BONDS-1.40%

7.25%, 05/15/16(a)                              1,085,000           1,352,355
-----------------------------------------------------------------------------
7.50%, 11/15/16(a)                              1,400,000           1,786,092
=============================================================================
                                                                    3,138,447
=============================================================================

U.S. TREASURY INFLATION-INDEXED BONDS-0.77%

2.06%, 07/15/14(a)(n)                           1,717,314           1,736,367
=============================================================================

U.S. TREASURY STRIPS-1.40%

3.03%, 02/15/07(a)(o)                             500,000             472,345
-----------------------------------------------------------------------------
4.76%, 02/15/23(a)(o)                           2,300,000           1,024,213
-----------------------------------------------------------------------------
4.54%, 05/15/25(a)(o)                             650,000             261,014
-----------------------------------------------------------------------------
4.71%, 08/15/28(a)(o)                           4,000,000           1,401,240
=============================================================================
                                                                    3,158,812
=============================================================================
    Total U.S. Treasury Securities (Cost
      $14,342,925)                                                 14,429,041
=============================================================================

ASSET-BACKED SECURITIES-4.05%

AEROSPACE & DEFENSE-0.26%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., 6.66%, 09/15/13 (Acquired 02/09/05;
  Cost $589,058)(a)(b)(g)                         530,755             578,082
=============================================================================

COMMERCIAL LOANS/LEASES-0.22%

Guaranteed Export Trust
  Series 94-A, Gtd. Notes, 7.12%, 04/15/06(a)     334,366             339,015
-----------------------------------------------------------------------------
  Series 94-B, Gtd. Notes, 7.46%, 12/15/05(a)     164,130             165,814
=============================================================================
                                                                      504,829
=============================================================================

MULTI-SECTOR HOLDINGS-0.13%

Longport Funding Ltd. (Cayman Islands)-Series
  2005-2A, Class A1J, Floating Rate Bonds,
  3.69%, 02/03/40 (Acquired 03/31/05; Cost
  $300,000)(b)(c)(j)                              300,000             300,000
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-2.85%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  08/20/02-07/27/05; Cost $1,903,537)(a)(b)    $1,530,000        $  1,876,270
-----------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(j)                                 500,000             504,100
-----------------------------------------------------------------------------
Patrons' Legacy 2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired
  04/30/04-07/14/05; Cost $1,530,475)(b)(j)     1,500,000           1,534,050
-----------------------------------------------------------------------------
Lilacs Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/11/64 (Acquired 7/14/05;
  Cost 1,500,000)(b)(j)                         1,500,000           1,500,000
-----------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.35%, (Acquired
  12/07/04; Cost $1,000,000)(a)(b)(e)(p)        1,000,000             996,829
=============================================================================
                                                                    6,411,249
=============================================================================

PROPERTY & CASUALTY INSURANCE-0.41%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $900,000)(a)(b)                                 900,000             911,457
=============================================================================

REINSURANCE-0.18%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $400,000)(a)(b)                            400,000             405,652
=============================================================================
    Total Asset-Backed Securities (Cost
      $9,132,500)                                                   9,111,269
=============================================================================

                                                 SHARES
PREFERRED STOCKS-2.93%

DIVERSIFIED BANKS-0.04%

HSBC Capital Funding L.P./Jersey Channel
  Islands (United Kingdom), 4.61% Pfd.
  (Acquired 11/05/03-11/22/04; Cost
  $94,036)(a)(b)                                  100,000        $     95,900
=============================================================================

DIVERSIFIED CAPITAL MARKETS-0.24%

UBS Preferred Funding Trust I, 8.62% Pfd.(a)      450,000             528,188
=============================================================================

LIFE & HEALTH INSURANCE-0.29%

Aegon N.V. (Netherlands), 6.38% Pfd.               25,600             657,408
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.92%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $1,810,687)(a)(b)(q)                  18           1,800,000
-----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $699,990)(b)(j)(q)            7             700,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                    MARKET
                                                 SHARES             VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(a)(b)(c)          500        $    495,428
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $390,592)(a)(b)(c)                                  400             390,676
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $922,894)(a)(b)(c)                                  950             922,802
=============================================================================
                                                                    4,308,906
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.44%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(r)                                          12,000             596,400
-----------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(r)                                           8,000             401,600
=============================================================================
                                                                      998,000
=============================================================================
    Total Preferred Stocks (Cost $6,568,058)                        6,588,402
=============================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.14%

FEDERAL HOME LOAN BANK (FHLB)-0.13%

Unsec. Global Bonds,
  4.10%, 06/13/08(a)                           $  300,000             296,688
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.75%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09(a)(p)                           250,000             246,387
-----------------------------------------------------------------------------
Unsec. Global Notes,
  3.55%, 01/12/07(a)                            1,185,000           1,172,700
-----------------------------------------------------------------------------
  4.20%, 03/24/08(a)                            2,550,000           2,532,634
=============================================================================
                                                                    3,951,721
=============================================================================

TENNESSEE VALLEY AUTHORITY-0.26%

Unsec. Bonds,
  7.14%, 05/23/12(a)                              500,000             579,110
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $4,822,388)                                             4,827,519
=============================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.74%

Liquid Assets Portfolio-Institutional
  Class(s)                                      1,956,766           1,956,766
-----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(s)     1,956,766           1,956,766
=============================================================================
    Total Money Market Funds (Cost
      $3,913,532)                                                   3,913,532
=============================================================================
TOTAL INVESTMENTS-97.31% (Cost $218,956,057)                      219,141,130
=============================================================================
OTHER ASSETS LESS LIABILITIES-2.69%                                 6,069,353
=============================================================================
NET ASSETS-100.00%                                               $225,210,483
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

CARS    - Convertible Auction Rate Securities
COP     - Certificates of Participation
Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $209,034,040, which represented 95.39% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $28,408,792 which represented 12.61% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 7.
(e) Perpetual bond with no specified maturity date.
(f) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(g) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., MBIA Insurance Corp., XL Capital Assurance Inc., Radian Asset Assurance, Inc. or ACA Financial Guaranty Corp.
(h) Interest on this security is taxable income to the Fund.
(i) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $5,038,463, which represented 2.24% of the Fund's Net Assets.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(l) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Principal amount of security and interest payments are adjusted for inflation.
(o) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(q) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(r) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(s) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $215,042,525)                                $215,227,598
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,913,532)                               3,913,532
===========================================================
    Total investments (cost $218,956,057)       219,141,130
===========================================================
Cash                                                722,549
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,547,500
-----------------------------------------------------------
  Fund shares sold                               35,427,389
-----------------------------------------------------------
  Dividends and interest                          2,885,569
-----------------------------------------------------------
  Fund expenses absorbed                             42,179
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               10,189
-----------------------------------------------------------
Other assets                                         58,911
===========================================================
    Total assets                                259,835,416
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          34,105,110
-----------------------------------------------------------
  Fund shares reacquired                            181,272
-----------------------------------------------------------
  Dividends                                          29,982
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 13,650
-----------------------------------------------------------
  Variation margin                                  166,618
-----------------------------------------------------------
Accrued distribution fees                            52,231
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,396
-----------------------------------------------------------
Accrued transfer agent fees                             383
-----------------------------------------------------------
Accrued operating expenses                           74,291
===========================================================
    Total liabilities                            34,624,933
===========================================================
Net assets applicable to shares outstanding    $225,210,483
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $225,025,508
-----------------------------------------------------------
Undistributed net investment income                  86,223
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts       259,048
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and futures contracts      (160,296)
===========================================================
                                               $225,210,483
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 75,263,998
___________________________________________________________
===========================================================
Class B                                        $ 43,865,201
___________________________________________________________
===========================================================
Class C                                        $  8,573,183
___________________________________________________________
===========================================================
Class R                                        $    318,176
___________________________________________________________
===========================================================
Institutional Class                            $ 97,189,925
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,190,287
___________________________________________________________
===========================================================
Class B                                           4,191,112
___________________________________________________________
===========================================================
Class C                                             819,200
___________________________________________________________
===========================================================
Class R                                              30,435
___________________________________________________________
===========================================================
Institutional Class                               9,282,538
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.47
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.47 divided
      by 95.25%)                               $      10.99
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $5,610,777
------------------------------------------------------------------------
Dividends                                                        140,966
------------------------------------------------------------------------
Dividends from affiliated money market funds                     180,138
========================================================================
    Total investment income                                    5,931,881
========================================================================

EXPENSES:

Advisory fees                                                    733,170
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    29,496
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        134,297
------------------------------------------------------------------------
  Class B                                                        445,914
------------------------------------------------------------------------
  Class C                                                         82,702
------------------------------------------------------------------------
  Class R                                                          1,225
------------------------------------------------------------------------
Transfer agent fees-A, B, C and R                                321,339
------------------------------------------------------------------------
Transfer agent fees-Institutional                                    663
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         18,548
------------------------------------------------------------------------
Registration and filing fees                                     158,238
------------------------------------------------------------------------
Other                                                            168,036
========================================================================
    Total expenses                                             2,143,628
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (409,788)
========================================================================
    Net expenses                                               1,733,840
========================================================================
Net investment income                                          4,198,041
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                          555,171
------------------------------------------------------------------------
  Futures contracts                                            1,459,398
========================================================================
                                                               2,014,569
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          110,448
------------------------------------------------------------------------
  Futures contracts                                             (633,974)
========================================================================
                                                                (523,526)
========================================================================
Net gain from investment securities and futures contracts      1,491,043
========================================================================
Net increase in net assets resulting from operations          $5,689,084
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,198,041    $  2,143,805
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                    2,014,569         743,908
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                   (523,526)      1,243,051
==========================================================================================
    Net increase in net assets resulting from operations         5,689,084       4,130,764
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,233,729)     (1,119,985)
------------------------------------------------------------------------------------------
  Class B                                                       (1,055,652)     (1,252,383)
------------------------------------------------------------------------------------------
  Class C                                                         (195,964)       (237,664)
------------------------------------------------------------------------------------------
  Class R                                                           (7,110)           (263)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,878,614)        (49,476)
==========================================================================================
  Total distributions from net investment income                (4,371,069)     (2,659,771)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (449,701)       (275,772)
------------------------------------------------------------------------------------------
  Class B                                                         (528,414)       (409,926)
------------------------------------------------------------------------------------------
  Class C                                                          (94,225)        (73,816)
------------------------------------------------------------------------------------------
  Class R                                                           (2,664)             --
------------------------------------------------------------------------------------------
  Institutional Class                                             (503,102)             --
==========================================================================================
  Total distributions from net realized gains                   (1,578,106)       (759,514)
==========================================================================================
Decrease in net assets resulting from distributions             (5,949,175)     (3,419,285)
==========================================================================================
Share transactions-net:
  Class A                                                       39,302,193       5,423,188
------------------------------------------------------------------------------------------
  Class B                                                         (231,355)     (4,003,657)
------------------------------------------------------------------------------------------
  Class C                                                          (93,421)       (562,735)
------------------------------------------------------------------------------------------
  Class R                                                          211,969         107,444
------------------------------------------------------------------------------------------
  Institutional Class                                           84,113,200      13,316,991
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              123,302,586      14,281,231
==========================================================================================
    Net increase in net assets                                 123,042,495      14,992,710
==========================================================================================

NET ASSETS:

  Beginning of year                                            102,167,988      87,175,278
==========================================================================================
  End of year (including undistributed net investment income
    of $86,223 and $(8,256), respectively)                    $225,210,483    $102,167,988
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.50%
-------------------------------------------------------------------
Next $500 million                                             0.45%
-------------------------------------------------------------------
Over $1 billion                                               0.40%
___________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.15%, 1.90%, 1.90%, 1.40% and 0.90% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A shares to 1.25% (before distribution fee waivers). In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $1,660 and reimbursed expenses of $25,946 and reimbursed 317,785 of class level expenses of Class A, Class B, Class C and Class R in proportion to the net assets of each class and $663 of class level expense of the Institutional Class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $23,670.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $321,339 for Class A, Class B, Class C and Class R share classes and $663 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to July 1, 2005, ADI had agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Class R shares paid $98,402, $445,914, $82,702 and $1,225, respectively, after ADI waived Plan fees of $35,895 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $34,748 in front-end sales commissions from the sale of Class A shares and $184, $14,506, $2,385 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,505,206      $ 69,330,559      $ (72,878,999)        $   --         $1,956,766      $ 89,872       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,505,206        69,330,559        (72,878,999)            --          1,956,766        90,266           --
==================================================================================================================================
  Total           $11,010,412      $138,661,118      $(145,757,998)        $   --         $3,913,532      $180,138       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,169.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $4,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On July 31, 2005, $4,500,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            CHANGE IN
                                                                                             MARKET         UNREALIZED
                                                               NO. OF         MONTH/          VALUE        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT      07/31/05      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        19       Sept-06/Long    $ 4,537,912      $  (1,995)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        57       Dec-06/Long      13,608,750        (31,535)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       117       Sept-05/Long     12,542,766       (156,937)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 year Notes                                       60       Sept-05/Long      6,659,063        (80,831)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 year Bonds                                       83       Sept-05/Long      9,570,937        (74,071)
========================================================================================================================
                                                                                           $46,919,428      $(345,369)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $5,654,950    $3,419,285
--------------------------------------------------------------------------------------
Capital Gains                                                    294,225            --
======================================================================================
Total distributions                                           $5,949,175    $3,419,285
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    152,567
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                 66,409
----------------------------------------------------------------------------
Temporary book/tax differences                                       (11,186)
----------------------------------------------------------------------------
Post-October capital loss deferral                                   (22,815)
----------------------------------------------------------------------------
Shares of beneficial interest                                    225,025,508
============================================================================
Total net assets                                                $225,210,483
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts and differing treatment of partnerships.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of July 31, 2005.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $359,619,880 and $258,345,352, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $  978,813
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (912,404)
==============================================================================
Net unrealized appreciation of investment securities              $   66,409
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $219,074,721.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, on July 31, 2005, undistributed net investment income was increased by $267,507 and undistributed net realized gain (loss) was decreased by $267,507. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              -------------------------------------------------------
                                                                       2005(a)                        2004
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,953,233    $ 51,968,113     2,120,259    $22,280,117
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,352,197      14,228,981     1,740,846     18,292,621
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        322,530       3,387,686       621,595      6,564,573
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      29,799         313,936        10,815        112,468
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       8,148,060      85,679,510     1,279,534     13,278,111
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        146,425       1,538,291       120,950      1,268,355
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        130,092       1,366,453       136,964      1,436,475
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         25,403         266,801        27,349        286,832
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                         929           9,745            25            263
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         226,817       2,381,429         4,746         49,494
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        206,765       2,173,875       214,070      2,246,559
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (206,797)     (2,173,875)     (214,070)    (2,246,559)
=====================================================================================================================
Reacquired:
  Class A                                                     (1,555,951)    (16,378,086)   (1,945,631)   (20,371,843)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,299,256)    (13,652,914)   (2,051,846)   (21,486,194)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (356,476)     (3,747,908)     (708,287)    (7,414,140)
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (10,627)       (111,712)         (506)        (5,287)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        (375,600)     (3,947,739)       (1,019)       (10,614)
=====================================================================================================================
                                                              11,737,543    $123,302,586     1,355,794    $14,281,231
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) 42% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are advised by AIM.
(b) Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              --------------------------------             JULY 31,
                                                               2005          2004       2003                 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45        $10.35     $10.19               $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.32          0.31       0.32(a)              0.18(a)
-------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)         0.15          0.25       0.26                 0.23
=========================================================================================================================
   Total from investment operations                             0.47          0.56       0.58                 0.41
=========================================================================================================================
Less distributions:
 Dividends from net investment income                          (0.33)        (0.36)     (0.40)               (0.22)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                         (0.12)        (0.10)     (0.02)                  --
=========================================================================================================================
   Total distributions                                         (0.45)        (0.46)     (0.42)               (0.22)
=========================================================================================================================
Net asset value, end of period                                $10.47        $10.45     $10.35               $10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 4.57%         5.45%      5.77%                4.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,264       $35,948    $30,336              $9,325
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                 1.01%(c)      1.00%      1.00%                1.00%(d)
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements              1.48%(c)      1.57%      1.54%                3.21%(d)
=========================================================================================================================
Ratio of net investment income to average net assets            3.04%(c)      2.87%      3.07%                3.10%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                       180%          338%       284%                 215%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $39,360,766.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              --------------------------------             JULY 31,
                                                               2005          2004       2003                 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45        $10.35     $10.19              $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.24          0.22       0.24(a)              0.14(a)
-------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)         0.15          0.26       0.27                 0.22
=========================================================================================================================
   Total from investment operations                             0.39          0.48       0.51                 0.36
=========================================================================================================================
Less distributions:
 Dividends from net investment income                          (0.25)        (0.29)     (0.33)               (0.17)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                         (0.12)        (0.09)     (0.02)                  --
=========================================================================================================================
   Total distributions                                         (0.37)        (0.38)     (0.35)               (0.17)
=========================================================================================================================
Net asset value, end of period                                $10.47        $10.45     $10.35              $ 10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 3.80%         4.67%      4.98%                3.65%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $43,865       $44,047    $47,655             $14,678
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                 1.76%(c)      1.75%      1.75%                1.75%(d)
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.19%                3.86%(d)
=========================================================================================================================
Ratio of net investment income to average net assets            2.29%(c)      2.12%      2.32%                2.35%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                       180%          338%       284%                 215%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $44,591,435.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                                                   DECEMBER 31, 2001
                                                                                                    (DATE OPERATIONS
                                                                   YEAR ENDED JULY 31,               COMMENCED) TO
                                                              -----------------------------             JULY 31,
                                                               2005         2004      2003                2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45       $10.35    $10.19              $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.24         0.22      0.24(a)              0.14(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       0.15         0.26      0.27                 0.22
======================================================================================================================
    Total from investment operations                           0.39         0.48      0.51                 0.36
======================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.25)       (0.29)    (0.33)               (0.17)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)       (0.09)    (0.02)                  --
======================================================================================================================
    Total distributions                                       (0.37)       (0.38)    (0.35)               (0.17)
======================================================================================================================
Net asset value, end of period                                $10.47       $10.45    $10.35              $10.19
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                3.80%        4.67%     4.98%                3.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,573       $8,649    $9,185              $3,045
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.76%(c)     1.75%     1.75%                1.75%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.14%(c)     2.22%     2.19%                3.86%(d)
======================================================================================================================
Ratio of net investment income to average net assets           2.29%(c)     2.12%     2.32%                2.35%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                      180%         338%      284%                 215%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,270,209.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.44             $10.42
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29               0.08
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.14               0.02
=============================================================================================
    Total from investment operations                              0.43               0.10
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)             (0.08)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                --
=============================================================================================
    Total distributions                                          (0.42)             (0.08)
=============================================================================================
Net asset value, end of period                                  $10.45             $10.44
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   4.21%              0.92%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  318             $  108
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.26%(b)           1.25%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.64%(b)           1.39%(c)
=============================================================================================
Ratio of net investment income to average net assets              2.79%(b)           2.62%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                         180%               338%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $244,940.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                           TOTAL
RETURN BOND FUND

NOTE 12--FINANCIAL HIGHLIGHTS--(CONTINUED)


                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.45            $ 10.42
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.34               0.09
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.15               0.03
=============================================================================================
    Total from investment operations                              0.49               0.12
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.35)             (0.09)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                --
=============================================================================================
    Total distributions                                          (0.47)             (0.09)
=============================================================================================
Net asset value, end of period                                 $ 10.47            $ 10.45
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   4.84%              1.15%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $97,190            $13,415
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.75%(b)           0.51%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.79%(b)           0.63%(c)
=============================================================================================
Ratio of net investment income to average net assets              3.30%(b)           3.36%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                         180%               338%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $54,166,657.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                                                     AIM GLOBAL REAL ESTATE FUND
                                                             AIM HIGH YIELD FUND
                                                                 AIM INCOME FUND
                                                AIM INTERMEDIATE GOVERNMENT FUND
                                              AIM LIMITED MATURITY TREASURY FUND
                                                           AIM MONEY MARKET FUND
                                                            AIM REAL ESTATE FUND
                                                        AIM SHORT TERM BOND FUND
                                                      AIM TOTAL RETURN BOND FUND
                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

INSTITUTIONAL CLASSES

AIM Global Real Estate Fund seeks to achieve high total return through growth of capital and current income.

AIM High Yield Fund seeks to achieve a high level of current income.

AIM Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM Intermediate Government Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

AIM Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

AIM Real Estate Fund seeks to achieve high total return.

AIM Short Term Bond Fund seeks to achieve a high level of current income consistent with preservation of capital.

AIM Total Return Bond Fund seeks to achieve maximum total return consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.


As of the close of business on April 29, 2005, AIM Real Estate Fund limited public sales of its shares to certain investors.


Institutional Class shares of the Money Market Fund are not currently available for public sale. Investors may not purchase Institutional shares of the fund through exchanges from other AIM Funds or through automatic dividend reinvestment from another AIM Fund.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------

AIM Global Real Estate Fund                          1
AIM High Yield Fund                                  1
AIM Income Fund                                      1
AIM Intermediate Government Fund                     2
AIM Limited Maturity Treasury Fund                   2
AIM Money Market Fund                                2
AIM Real Estate Fund                                 2
AIM Short Term Bond Fund                             3
AIM Total Return Bond Fund                           3
All Funds                                            3
Intermediate Government, Limited
  Maturity, Short Term Bond and Total
  Return Bond                                        3
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS            4
------------------------------------------------------

PERFORMANCE INFORMATION                              7
------------------------------------------------------

Annual Total Returns                                 7
Performance Table                                   12
FEE TABLE AND EXPENSE EXAMPLE                       15
------------------------------------------------------

Fee Table                                           15
Expense Example                                     16
Hypothetical Investment and Expense
  Information                                       16
DISCLOSURE OF PORTFOLIO HOLDINGS                    18
------------------------------------------------------

FUND MANAGEMENT                                     19
------------------------------------------------------

The Advisors                                        19
Advisor Compensation                                19
Portfolio Managers                                  20
OTHER INFORMATION                                   22
------------------------------------------------------

Dividends and Distributions                         22
Suitability for Investors                           22
Limited Fund Offering (Real Estate)                 22
FINANCIAL HIGHLIGHTS                                24
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Purchasing Shares                                  A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-2
Redeeming Shares                                   A-4
Exchanging Shares                                  A-5
Pricing of Shares                                  A-5
Taxes                                              A-7
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta Con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM GLOBAL REAL ESTATE FUND (GLOBAL REAL ESTATE)

The fund's investment objective is to achieve high total return through growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts and other real estate operating companies (REITs) that own property that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the fund's portfolio managers to be of comparable quality.

    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. The fund intends to maintain a risk profile similar to the EPRA/NAREIT Global Real Estate Index.

    The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

    The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM HIGH YIELD FUND (HIGH YIELD)
The fund's investment objective is to achieve a high level of current income. The fund seeks to achieve its objective by investing primarily in publicly traded non-investment grade securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM INCOME FUND (INCOME)

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund will attempt to achieve its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bonds," and unrated debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt. The fund may also invest in credit derivatives. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

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 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

AIM INTERMEDIATE GOVERNMENT FUND (INTERMEDIATE GOVERNMENT)

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund will maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years. The fund invests primarily in fixed-rate securities such as high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their reasonable concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM LIMITED MATURITY TREASURY FUND
(LIMITED MATURITY)
The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less.

    The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of these factors materially changes.

AIM MONEY MARKET FUND (MONEY MARKET)
The fund's investment objective is to is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies;

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks;

- repurchase agreements;

- commercial paper;

- taxable municipal securities;

- master notes; and

- cash equivalents

  The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

AIM REAL ESTATE FUND (REAL ESTATE)

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts and other real estate operating companies (REITs) that own property that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager

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 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM SHORT TERM BOND FUND (SHORT TERM BOND)

The fund's investment objective is to achieve a high level of current income consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. These securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration and weighted average effective maturity, as estimated by the fund's portfolio managers, will be less than three years.

    The fund may invest up to 15% of its total assets in foreign securities. The fund will not invest in non-U.S. dollar denominated securities. The fund may also invest in credit derivatives.

    The portfolio managers focus on securities that they believe have favorable prospects for a high level of current income, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

AIM TOTAL RETURN BOND FUND (TOTAL RETURN BOND)

The fund's investment objective is to achieve maximum total return consistent with preservation of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to achieve its objective by investing, normally, at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. These fixed income securities may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds of varying maturities. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. A fixed income security is considered investment grade if it is either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe it to be of comparable credit quality. Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/-1.5 years of that of the Lehman Brothers Aggregate Bond Index and the fund will generally maintain a weighted average effective maturity, as estimated by the fund's portfolio managers, of between three and ten years.

    The fund may invest up to 25% of its total assets in foreign securities. The fund may invest up to 5% of its total assets in non-U.S. dollar denominated securities. The fund may also invest in credit derivatives.

    The portfolio managers focus on securities that they believe have favorable prospects for maximum total return, consistent with their concern for preservation of capital. In analyzing securities for possible investment, the portfolio managers ordinarily look for improving industry and company specific fundamentals, such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement, among other factors. The portfolio managers consider whether to sell a particular security when either of these factors materially changes.

ALL FUNDS

For cash management purposes, the funds may also hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective.


INTERMEDIATE GOVERNMENT, LIMITED MATURITY, SHORT TERM BOND AND TOTAL RETURN BOND


Each fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

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 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL REAL ESTATE

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

HIGH YIELD

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

INCOME

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    Compared to higher-quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

INTERMEDIATE GOVERNMENT

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government.

    The fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease.

LIMITED MATURITY

Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

MONEY MARKET

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- sharply rising or falling interest rates;

- downgrades of credit ratings or default of any of the fund's holdings;

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries; or

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, impositions of taxes or other restrictions on the payment of principal and interest.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

GLOBAL REAL ESTATE AND REAL ESTATE

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.


    The value of the fund's investments in REITs or real estate operating companies is affected by the factors listed above, as well as the management skill of the persons managing the REIT or real estate operating companies. Since REITs and real estate operating companies have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs, real estate operating companies and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------


    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

SHORT TERM BOND AND TOTAL RETURN BOND

Fixed income securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a fixed income security to decrease. The longer a fixed income security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

INCOME, MONEY MARKET, SHORT TERM BOND AND TOTAL RETURN BOND

Each fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

HIGH YIELD, REAL ESTATE, SHORT TERM BOND AND TOTAL RETURN BOND

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns in the bar charts shown below for High Yield, Income, Intermediate Government and Total Return Bond are those of each fund's Class A shares, the returns shown for Real Estate and Short Term Bond are those of each fund's Class C shares, and the returns shown for Money Market are those of the fund's AIM Cash Reserve Shares, none of which are offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. Institutional Class shares of Income commenced operations on October 25, 2005. As of the date of this prospectus, the Institutional Class shares of Money Market have not yet commenced operations.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar charts show changes in the performance of High Yield's, Income's, Intermediate Government's and Total Return Bond's Class A shares, Real Estate's and Short Term Bond's Class C shares, Money Market's AIM Cash Reserve Shares and Limited Maturity's Institutional Class shares from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

HIGH YIELD--CLASS A


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   16.86%
1996...................................................................   15.44%
1997...................................................................   12.52%
1998...................................................................    -5.1%
1999...................................................................    2.08%
2000...................................................................  -23.81%
2001...................................................................   -3.59%
2002...................................................................  -10.38%
2003...................................................................   30.19%
2004...................................................................   10.91%

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

INCOME--CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   22.77%
1996...................................................................    8.58%
1997...................................................................   11.92%
1998...................................................................    4.94%
1999...................................................................   -2.92%
2000...................................................................   -1.14%
2001...................................................................    3.58%
2002...................................................................    2.26%
2003...................................................................   10.43%
2004...................................................................    5.07%

INTERMEDIATE GOVERNMENT--CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   16.28%
1996...................................................................    2.35%
1997...................................................................    9.07%
1998...................................................................    8.17%
1999...................................................................   -1.87%
2000...................................................................    9.37%
2001...................................................................    6.11%
2002...................................................................   10.00%
2003...................................................................    1.31%
2004...................................................................    2.40%

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

LIMITED MATURITY--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................    9.67%
1996...................................................................    5.01%
1997...................................................................    6.22%
1998...................................................................    6.33%
1999...................................................................    2.88%
2000...................................................................    7.21%
2001...................................................................    7.75%
2002...................................................................    5.01%
2003...................................................................    1.65%
2004...................................................................    0.47%

MONEY MARKET--AIM CASH RESERVE SHARES


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   5.04%
1996...................................................................   4.41%
1997...................................................................   4.66%
1998...................................................................   4.62%
1999...................................................................   4.22%
2000...................................................................   5.45%
2001...................................................................   3.21%
2002...................................................................   0.91%
2003...................................................................   0.55%
2004...................................................................   0.76%

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

REAL ESTATE--CLASS C SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................    36.44%
1997...................................................................    18.88%
1998...................................................................   -23.16%
1999...................................................................    -3.54%
2000...................................................................    28.25%
2001...................................................................     9.49%
2002...................................................................     8.06%
2003...................................................................    38.33%
2004...................................................................    35.09%

SHORT TERM BOND--CLASS C SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   2.79%
2004...................................................................   1.63%

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

TOTAL RETURN BOND--CLASS A SHARES

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................   8.54%
2003...................................................................   5.12%
2004...................................................................   4.50%


    The year-to-date total return for each fund as of September 30, 2005 was as follows:


High Yield--Class A                                              2.10%
Income--Class A                                                  2.43%
Intermediate Government--Class A                                 1.14%
Limited Maturity--Institutional Class                            0.81%
Money Market--AIM Cash Reserve Shares                            1.51%
Real Estate--Class C                                             9.12%
Short Term Bond--Class C                                         1.26%
Total Return Bond--Class A                                       2.12%



    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:


                                                        HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
FUND                                                        (QUARTER ENDED)               (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------------
High Yield--Class A                                      10.17% (6/30/03)             (13.88)% (12/31/00)
Income--Class A                                          6.88% (6/30/95)              (2.56)% (6/30/04)
Intermediate Government--Class A                         5.49% (6/30/95)              (1.90)% (3/31/96)
Limited Maturity--Institutional Class                    3.13% (9/30/01)              (1.00)% (6/30/04)
Money Market--AIM Cash Reserve Shares                    1.41% (9/30/00               0.14% (3/31/03,
                                                           and 12/31/00)              6/30/03, 9/30/03,
                                                                                      12/31/03, 3/31/04 and
                                                                                      6/30/04)
Real Estate--Class C                                     19.39% (12/31/96)            (15.54)% (9/30/98)
Short Term Bond--Class C                                 1.23% (6/30/03)              (0.61)% (6/30/04)
Total Return Bond--Class A                               3.70% (9/30/02)              (1.82)% (6/30/04)

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------
(for the periods ended                                         SINCE           INCEPTION
December 31, 2004)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)        DATE
-------------------------------------------------------------------------------------------
High Yield--Institutional
  Class(2)                                                                     07/11/78(2)
  Return Before Taxes           11.16%    (0.96)%    3.43%         --
  Return After Taxes on
     Distributions               8.31     (4.74)    (0.49)         --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 7.14     (3.17)     0.53          --
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                  4.34%     7.71%     7.72%         --
Lehman Brothers High Yield
  Index(4,5)                    11.13      6.97      8.13          --
Lipper High Yield Bonds Fund
  Index(4,6)                    10.34      3.99      6.69          --
-------------------------------------------------------------------------------------------
Income--Institutional Class(7)                                                 05/03/68(7)
  Return Before Taxes            5.07%     3.97%     6.33%         --
  Return After Taxes on
     Distributions               2.83      1.52      3.57          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 3.26      1.85      3.71          --
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                  4.34%     7.71%     7.72%         --
Lehman Brothers U.S. Credit
  Index(8,9)                     5.24      8.63      8.41          --
Lipper BBB Rated Fund
  Index(8,10)                    5.30      7.50      7.59          --
-------------------------------------------------------------------------------------------
Intermediate
  Government--Institutional
  Class(11)                                                                    04/28/87(11)
  Return Before Taxes            2.40%     5.78%     6.20%         --
  Return After Taxes on
     Distributions               0.70      3.73      3.80          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 1.55      3.68      3.80          --
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                  4.34%     7.71%     7.72%         --
Lehman Brothers Intermediate
  U.S. Government and Mortgage
  Index(12,13)                   3.66      6.88       N/A          --
Lipper Intermediate U.S.
  Government Fund Index(12,14)   2.85      6.69      6.66          --
-------------------------------------------------------------------------------------------
Limited Maturity
  Treasury--Institutional
  Class                                                                          07/13/87
  Return Before Taxes            0.47%     4.38%     5.18%         --
  Return After Taxes on
     Distributions              (0.14)     2.88      3.30          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 0.31      2.81      3.25          --
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                  4.34%     7.71%     7.72%         --
Lehman Brothers 1- to 2-Year
  U.S. Government Bond
  Index(15,16)                   0.93      4.73      5.50          --
Lipper Short U.S. Treasury
  Category Average(15,17)        0.63      4.52      5.15          --
-------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------
(for the periods ended                                         SINCE           INCEPTION
December 31, 2004)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)        DATE
-------------------------------------------------------------------------------------------
Money Market--Institutional
  Class(18)                      0.76%     2.16%     3.37%         --          10/16/93(18)
-------------------------------------------------------------------------------------------
Real Estate--Institutional
  Class(2)                                                                     12/31/96(2)
  Return Before Taxes           36.47%    24.09%       --       12.96%
  Return After Taxes on
     Distributions              34.85     22.50        --       11.13
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                24.15     20.35        --       10.17
-------------------------------------------------------------------------------------------
S&P 500 Index(19)               10.87%    (2.30)%      --        7.98%(28)     12/31/96(28)
MSCI U.S. REIT Index(19,20)     31.49     21.67        --       12.17 (28)     12/31/96(28)
Lipper Real Estate Fund
  Index(19,21)                  32.13     21.04        --       12.16 (28)     12/31/96(28)
-------------------------------------------------------------------------------------------
Short Term Bond--Institutional
  Class(22)                                                                    8/30/02(22)
  Return Before Taxes            2.03%       --        --        2.68%
  Return After Taxes on
     Distributions               1.04%       --        --        1.70
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 1.32%       --        --        1.71
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index(3)                    4.34%       --        --        5.02%(28)     8/31/02(28)
Lehman Brothers 1-3 Year
  Government/Credit
  Index(23,24)                   1.30        --        --        2.66 (28)     8/31/02(28)
Lipper Short Investment Grade
  Debt Fund Index(23,25)         1.61        --        --        2.58 (28)     8/31/02(28)
-------------------------------------------------------------------------------------------
Total Return
  Bond--Institutional Class(2)                                                 12/31/01(2)
  Return Before Taxes            4.68%       --        --        6.10%
  Return After Taxes on
     Distributions               3.10        --        --        4.46
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 3.07        --        --        4.24
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(3)                  4.34%       --        --        6.19%(28)     12/31/01(28)
Lipper Intermediate Investment
  Grade Debt Fund Index(26,27)   4.28        --        --        5.98 (28)     12/31/01(28)
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 (1) Since Inception performance is only provided for a class with less than ten calendar years of performance.


 (2) The returns shown for these periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. [If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses.] The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is April 30, 2004.

 (3) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
 (4) High Yield has also included the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bonds Fund Index (which may or may not include the fund) is included for comparison to a peer group.
 (5) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt-securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.
 (6) The Lipper High Yield Bonds Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

 (7) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. [Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a difference expense structure.] The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is October 25, 2005.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

 (8) Income has also included the Lehman Brothers U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer group.
 (9) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.
(10) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.
(11) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is April 29, 2005.

(12) Intermediate Government has also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(13) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features, and fixed-rate mortgage securities with a weighted average of at least one year and issued by GNMA, FHLMC, or FNMA.
(14) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. These funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, with dollar weighted average maturities of six to ten years.
(15) Limited Maturity Treasury has also included the Lehman Brothers 1- to 2-Year U.S. Government Bond Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Short U.S. Treasury Category Average (which may or may not include the fund) is included for comparison to a peer group.
(16) The Lehman Brothers 1- to 2-Year U.S. Government Bond Index measures the performance of U.S. government issues with maturities of one to two years.
(17) The Lipper Short U.S. Treasury Category Average represents an average of all the short-term U.S. treasury funds tracked by Lipper.
(18) The returns shown for these periods are the restated historical performance of the fund's AIM Cash Reserve Shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the fund's AIM Cash Reserve Shares. The Institutional Class shares have not commenced operations.

(19) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the MSCI U.S. REIT Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(20) The MSCI U.S. REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


(21) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.


(22) The returns shown for these periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class C shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class C shares. [If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses.] The inception date shown in the table is that of the fund's Class C shares. The inception date of the fund's Institutional Class shares is April 30, 2004.

(23) Short Term Bond has also included the Lehman Brothers 1-3 Year Government/Credit Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Short Investment Grade Debt Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(24) The Lehman Brothers 1-3 Year Government/Credit Index is a subset of the Lehman Brothers Government/Credit Bond Index that only includes those securities with maturities between one and three years.

(25) The Lipper Short Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Short Investment Grade Debt category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.

(26) Total Return Bond has also included the Lipper Intermediate Investment Grade Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(27) The Lipper Intermediate Investment Grade Debt Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Intermediate Investment Grade Debt category. These funds invest primarily in investment grade debt issues with average maturities of five to ten years.

(28) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds:

SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
                                      GLOBAL
(fees paid directly from your          REAL       HIGH                 INTERMEDIATE   LIMITED
investment)                           ESTATE     YIELD      INCOME     GOVERNMENT     MATURITY
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                         None       None       None         None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None       None       None         None         None

Redemption/Exchange Fee (as a
percentage of amount
redeemed/exchanged)                     2.00%(1)   2.00%(1)   None         None         None
----------------------------------------------------------------------------------------------

SHAREHOLDER FEES
------------------------------------  ------------------------------
                                                            SHORT      TOTAL
(fees paid directly from your         MONEY       REAL       TERM      RETURN
investment)                           MARKET     ESTATE      BOND       BOND
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                         None       None       None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None       None       None       None

Redemption/Exchange Fee (as a
percentage of amount
redeemed/exchanged)                     None       None       None       None
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
----------------------------------------------------------------------------------------------
                                      GLOBAL
(expenses that are deducted from       REAL       HIGH                 INTERMEDIATE   LIMITED
fund assets)                          ESTATE     YIELD      INCOME     GOVERNMENT     MATURITY
----------------------------------------------------------------------------------------------
Management Fees                         0.75%      0.52%      0.41%        0.40%        0.20%

Distribution and/or Service (12b-1)
Fees                                    None       None       None         None         None

Interest Expense                         N/A        N/A        N/A         0.20          N/A

Other Expenses                          2.98(3)    0.12       0.21(3)      0.11(3)      0.12

Total Annual Fund Operating Expenses    3.73       0.64       0.62         0.71         0.32
Fee Waiver                              2.58(5)     N/A        N/A          N/A          N/A
Net Annual Fund Operating
Expenses(7)                             1.15       0.64       0.62         0.71         0.32
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
------------------------------------  -----------------------------------------
                                                            SHORT      TOTAL
(expenses that are deducted from      MONEY       REAL       TERM      RETURN
fund assets)                          MARKET     ESTATE      BOND       BOND
----------------------------------------------------------------------------------------------
Management Fees                         0.39%      0.90%      0.40%      0.50%

Distribution and/or Service (12b-1)
Fees                                    None       None       None       None

Interest Expense                         N/A        N/A        N/A        N/A

Other Expenses                          0.18(3)  0.14(3)      0.18       0.29

Total Annual Fund Operating Expenses    0.57(4)    1.04       0.58       0.79
Fee Waiver                               N/A       0.17(6)     N/A        N/A
Net Annual Fund Operating
Expenses(7)                             0.57       0.87       0.58(8)    0.79(9,10)
----------------------------------------------------------------------------------------------


 (1) You may be charged a 2.00% fee on redemption or exchanges of Institutional Class Shares held 30 days or less. See "Shareholders Information-Redeeming Shares -- Redemption Fee" for more information.
 (2) There is no guarantee that actual expenses will be the same as those shown in the table.
 (3) Other Expenses are based on estimated average net assets for the current fiscal year.

 (4) The advisor has voluntarily agreed to waive fees and/or reimburse expenses in order to increase the fund's yield. These agreements may be modified or discontinued at any time without further notice to investors. Net Annual Fund Operating Expenses net of this arrangement are 0.47%.


 (5) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees;
     (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC (AMVESCAP), the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through July 31, 2006.


 (6) Effective January 1, 2005, through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management -- Advisor Compensation" following.)


 (7) At the request of the Trustees of the Trust, AMVESCAP PLC (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Net Annual Fund Operating Expenses net of this arrangement are 0.63%, 0.70%, 0.31%, 0.86%, 0.57% and 0.75% for High Yield,
     Intermediate Government, Limited Maturity, Real Estate, Short Term Bond and Total Return Bond, respectively.


 (8) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in Note 5 above) to 0.60% of average daily net assets. The expense limitation is in effect through July 31, 2006.


 (9) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in Note 5 above) to 0.90% of average daily net assets. The expense limitation is in effect through July 31, 2006.


 (10) The fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in Note 5 above) to 0.75%. This expense limitation agreement may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

You should also consider the effect of any account fees charged by the financial institution managing the account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that each fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Global Real Estate                                                                       $117       $902      $1,706     $3,809
High Yield                                                                                 65        205         357        798
Income                                                                                     63        199         346        774
Intermediate Government                                                                    73        227         395        883
Limited Maturity                                                                           33        103         180        406
Money Market                                                                               58        183         318        714
Real Estate                                                                                89        278         482      1,185
Short Term Bond                                                                            59        186         324        726
Total Return Bond                                                                          81        252         439        978
---------------------------------------------------------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

AIM GLOBAL REAL ESTATE FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 1.15%             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.85%        7.85%       12.00%       16.31%       20.79%
End of Year Balance           $10,385.00   $10,784.82   $11,200.04   $11,631.24   $12,079.04
Estimated Annual Expenses     $   117.21   $   121.73   $   126.41   $   131.28   $   136.33
--------------------------------------------------------------------------------------------

AIM GLOBAL REAL ESTATE FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 1.15%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.44%       30.27%       35.29%       40.49%       45.90%
End of Year Balance           $12,544.09   $13,027.03   $13,528.57   $14,049.42   $14,590.33
Estimated Annual Expenses     $   141.58   $   147.03   $   152.69   $   158.57   $   164.68
--------------------------------------------------------------------------------------------


AIM HIGH YIELD FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.64%             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.36%        8.91%       13.66%       18.61%       23.79%
End of Year Balance           $10,436.00   $10,891.01   $11,365.86   $11,861.41   $12,378.57
Estimated Annual Expenses     $    65.40   $    68.25   $    71.22   $    74.33   $    77.57
--------------------------------------------------------------------------------------------

AIM HIGH YIELD FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.64%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        29.18%       34.82%       40.69%       46.83%       53.23%
End of Year Balance           $12,918.27   $13,481.51   $14,069.30   $14,682.72   $15,322.89
Estimated Annual Expenses     $    80.95   $    84.48   $    88.16   $    92.01   $    96.02
--------------------------------------------------------------------------------------------


AIM INCOME FUND INSTITUTIONAL
CLASS--ANNUAL EXPENSE
RATIO 0.62%                      YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                          5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                          4.38%           8.95%       13.72%       18.71%       23.90%
End of Year Balance            $10,438.00      $10,895.18   $11,372.39   $11,870.50   $12,390.43
Estimated Annual Expenses      $    63.36      $    66.13   $    69.03   $    72.05   $    75.21
------------------------------------------------------------------------------------------------

AIM INCOME FUND INSTITUTIONAL
CLASS--ANNUAL EXPENSE
RATIO 0.62%                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         29.33%       35.00%       40.91%       47.08%       53.52%
End of Year Balance            $12,933.13   $13,499.60   $14,090.89   $14,708.07   $15,352.28
Estimated Annual Expenses      $    78.50   $    81.94   $    85.53   $    89.28   $    93.19
------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

AIM
INTERMEDIATE
GOVERNMENT
FUND
INSTITUTIONAL
CLASS--ANNUAL
EXPENSE
RATIO 0.71%                       YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           4.29%        8.76%       13.43%       18.30%       23.37%
End of Year Balance             $10,429.00   $10,876.40   $11,343.00   $11,829.62   $12,337.11
Estimated Annual Expenses       $    72.52   $    75.63   $    78.88   $    82.26   $    85.79
----------------------------------------------------------------------------------------------

AIM
INTERMEDIATE
GOVERNMENT
FUND
INSTITUTIONAL
CLASS--ANNUAL
EXPENSE
RATIO 0.71%                       YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
------------------------------
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          28.66%       34.18%       39.94%       45.94%       52.20%
End of Year Balance             $12,866.37   $13,418.34   $13,993.98   $14,594.32   $15,220.42
Estimated Annual Expenses       $    89.47   $    93.31   $    97.31   $   101.49   $   105.84
----------------------------------------------------------------------------------------------


AIM LIMITED MATURITY
TREASURY FUND INSTITUTIONAL
CLASS--ANNUAL EXPENSE
RATIO 0.32%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.68%           9.58%       14.71%       20.08%       25.70%
End of Year Balance           $10,468.00      $10,957.90   $11,470.73   $12,007.56   $12,569.52
Estimated Annual Expenses     $    32.75      $    34.28   $    35.89   $    37.57   $    39.32
-----------------------------------------------------------------------------------------------

AIM LIMITED MATURITY
TREASURY FUND INSTITUTIONAL
CLASS--ANNUAL EXPENSE
RATIO 0.32%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        31.58%       37.74%       44.18%       50.93%       57.99%
End of Year Balance           $13,157.77   $13,773.55   $14,418.16   $15,092.93   $15,799.27
Estimated Annual Expenses     $    41.16   $    43.09   $    45.11   $    47.22   $    49.43
-----------------------------------------------------------------------------------------------


AIM MONEY MARKET FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.57%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.43%           9.06%       13.89%       18.93%       24.20%
End of Year Balance           $10,443.00      $10,905.62   $11,388.74   $11,893.27   $12,420.14
Estimated Annual Expenses     $    58.26      $    60.84   $    63.54   $    66.35   $    69.29
-----------------------------------------------------------------------------------------------

AIM MONEY MARKET FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.57%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        29.70%       35.45%       41.45%       47.72%       54.26%
End of Year Balance           $12,970.35   $13,544.94   $14,144.98   $14,771.60   $15,425.98
Estimated Annual Expenses     $    72.36   $    75.57   $    78.92   $    82.41   $    86.06
-----------------------------------------------------------------------------------------------


AIM REAL ESTATE FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.87%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.13%           8.43%       12.91%       17.57%       22.43%
End of Year Balance           $10,413.00      $10,843.06   $11,290.88   $11,757.19   $12,242.76
Estimated Annual Expenses     $    88.80      $    92.46   $    96.28   $   100.26   $   104.40
-----------------------------------------------------------------------------------------------

AIM REAL ESTATE FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.87%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.48%       32.75%       38.23%       43.94%       49.89%
End of Year Balance           $12,748.39   $13,274.89   $13,823.15   $14,394.04   $14,988.52
Estimated Annual Expenses     $   108.71   $   113.20   $   117.88   $   122.74   $   127.81
-----------------------------------------------------------------------------------------------


AIM SHORT TERM BOND FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.58%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.42%           9.04%       13.85%       18.89%       24.14%
End of Year Balance           $10,442.00      $10,903.54   $11,385.47   $11,888.71   $12,414.19
Estimated Annual Expenses     $    59.28      $    61.90   $    64.64   $    67.50   $    70.48
-----------------------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.58%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        29.63%       35.36%       41.34%       47.59%       54.11%
End of Year Balance           $12,962.90   $13,535.86   $14,134.14   $14,758.87   $15,411.22
Estimated Annual Expenses     $    73.59   $    76.85   $    80.24   $    83.79   $    87.49
-----------------------------------------------------------------------------------------------


AIM TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.79%             YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.21%           8.60%       13.17%       17.93%       22.90%
End of Year Balance           $10,421.00      $10,859.72   $11,316.92   $11,793.36   $12,289.86
Estimated Annual Expenses     $    80.66      $    84.06   $    87.60   $    91.29   $    95.13
-----------------------------------------------------------------------------------------------

AIM TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS--ANNUAL
EXPENSE RATIO 0.79%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        28.07%       33.46%       39.08%       44.94%       51.04%
End of Year Balance           $12,807.26   $13,346.45   $13,908.34   $14,493.88   $15,104.07
Estimated Annual Expenses     $    99.13   $   103.31   $   107.66   $   112.19   $   116.91
-----------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of a fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at (http://www.aiminvestments.com). To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

-----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                    POSTED ON WEBSITE
-----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end    15 days after month end             Until posting of the following
                                                                         month's top ten holdings
-----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter end  For one year
 calendar quarter end
-----------------------------------------------------------------------------------------------------------


A description of the funds' policies and procedures with respect to the disclosure of such fund's portfolio holdings is available in the funds' Statement of Additional Information, which is available at (http://www.aiminvestments.com).

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund. INVESCO Institutional (N.A.), Inc. (INVESCO Real Estate) (the subadvisor for Real Estate) is located at Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240. The subadvisor is responsible for Real Estate Fund's day-to-day management, including the Real Estate Fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment adviser and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2005, the advisor received compensation from the funds at the following rates:


                                                                 ANNUAL RATE
                                                               (AS A PERCENTAGE
                                                               OF AVERAGE DAILY
                           FUND                                  NET ASSETS)
                           ----                                ----------------
High Yield                                                      0.52%
Income                                                          0.41%
Intermediate Government                                         0.40%
Limited Maturity                                                0.20%
Money Market                                                    0.29%
Real Estate                                                     0.73%
Short Term Bond                                                 0.36%
Total Return Bond                                               0.14%



The advisor is to receive a fee from Global Real Estate calculated at the annual rate of 0.75% of average daily net assets.


    The advisor has contractually agreed to advisory fee waivers for the AIM Real Estate Fund for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

                 ADVISORY FEE RATES BEFORE                                      ADVISORY FEE RATES AFTER
                   JANUARY 1, 2005 WAIVER                                        JANUARY 1, 2005 WAIVER
--------------------------------------------------------------------------------------------------------------------------
                               0.90% of the first $5 billion                               0.75% of the first $250 million
                              0.875% of the next $5 billion*                                0.74% of the next $250 million
                       0.85% of the excess over $10 billion*                                0.73% of the next $500 million
                                                                                            0.72% of the next $1.5 billion
                                                                                            0.71% of the next $2.5 billion
                                                                                            0.70% of the next $2.5 billion
                                                                                            0.69% of the next $2.5 billion
                                                                                      0.68% of the excess over $10 billion

* After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.


During the fiscal year ended July 31, 2005, the advisor received no compensation from Money Market due to a voluntary expense limitation agreement between the advisor and the fund.


    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for the funds and the investment sub-advisory agreements of Global Real Estate Fund and Real Estate Fund is available in each fund's annual report to shareholders for the twelve month period ended July 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

GLOBAL REAL ESTATE AND REAL ESTATE

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for Global Real Estate and Real Estate since 2005 and 1995, respectively, and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for Global Real Estate and Real Estate since 2005 and 2000, respectively, and has been associated with the subadvisor and/or its affiliates since 1998.

- James W. Trowbridge, Portfolio Manager, who has been responsible for Global Real Estate and Real Estate since 2005 and 1995, respectively, and has been associated with the subadvisor and/or its affiliates since 1989.


    The portfolio managers are assisted by the subadvisor's Real Estate Team. Effective January 1, 2006, the following portfolio managers will be added to the day-to-day management of Global Real Estate and Real Estate.



- James Cowen, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 2001. In 2000, he was a financial analyst for Jonathan Edwards Consulting.



- Ping-Ying Wang, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 1998.


HIGH YIELD

- Peter Ehret (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

- Carolyn L. Gibbs (co-lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Darren S. Hughes, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1992.


    The portfolio managers are assisted by the advisor's Taxable High Yield
Team.


INCOME

- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for various high yield (or non-investment grade) bond holdings in the fund since 2000 and has been otherwise associated with the fund since 1995. She has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.


    The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond and Taxable High Yield Teams.


INTERMEDIATE GOVERNMENT

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------



    The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond Team.


LIMITED MATURITY


- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.


    The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond Team.


SHORT TERM BOND

- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999.


- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.



    The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond Team.


TOTAL RETURN BOND

- Jan H. Friedli (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999.


- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for various government and mortgage holdings in the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.



    The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond Team.



ALL FUNDS



A lead manager generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.



    The teams that assist the portfolio managers may be comprised of portfolio managers, research analysts and other investments professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.


    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure, and information regarding other accounts they manage.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expects that its distributions, if any, will consist primarily of ordinary income.


DIVIDENDS

Each of the funds, except Global Real Estate and Real Estate, generally declares dividends daily and pays dividends, if any, monthly. Global Real Estate and Real Estate generally declares and pays dividends, if any, quarterly.


DIVIDENDS (FOR MONEY MARKET ONLY)

In order to earn dividends on a purchase of fund shares on the day of the purchase, the transfer agent must receive payment in federal funds before 12:00 noon Eastern Time on that day. Purchases made by payments in other forms, or payments in federal funds received after 12:00 noon Eastern Time but before the close of the customary trading session of the New York Stock Exchange, will begin to earn dividends on the next business day.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distributes long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of funds are available is $1 million.

    The Institutional Classes of the funds are designed to be a convenient and economical vehicle in which institutions can invest in a portfolio of securities as the case may be. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

    The Institutional Class of Limited Maturity may be particularly appropriate for institutions investing short-term cash reserves for the benefit of customer accounts. Prospective investors should determine if an investment in the fund is consistent with the objectives of its customer account and with applicable state and federal laws and regulations.

    The price per share of Limited Maturity's shares will fluctuate inversely with changes in interest rates. However the price changes in the fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, but with less capital fluctuation than a long-term bond fund might provide. Unlike a money market fund, the fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested.

LIMITED FUND OFFERING (REAL ESTATE)

Based upon the portfolio managers' recommendation, which is in part due to the sometimes limited availability of common stocks of real estate-related securities that meet the investment criteria for the fund, the fund is limiting public sales of its shares to certain investors, effective as of the close of business on April 29, 2005. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

    The following types of investors may continue to invest in the fund if they were invested in the fund on April 29, 2005 and remain invested in the fund after that date:

    (i)  Existing shareholders of the fund;

    (ii) Existing shareholders of the fund who open other accounts in their name;
    (iii) The following plans and programs:



- Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

       - Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

       - Retirement plans maintained pursuant to Section 457 of the Code;

       - Non qualified deferred compensation plans maintained pursuant to
         Section 83 of the Code; and

       - Qualified Tuition Programs maintained pursuant to Section 529 of the

Code.
    Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------


    The following types of investors may open new accounts in the fund, if approved by the distributor:

- Retirement plans maintained pursuant to Section 401 of the Code;

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code;

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and

- Portfolio management team, including analysts.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund.

    During this limited offering period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fun's average daily net assets attributable to Class A shares.

    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board of Trustees (the "Board") as the funds' new independent registered public accounting firm for each fund's current fiscal year (2005). Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other public accountants.



    As of the date of this prospectus, Money Market's Institutional Class have not yet commenced operations. Institutional Class shares of Income commenced operations on October 25, 2005, therefore, financial information for such classes is not available.



                           GLOBAL REAL ESTATE FUND
------------------------------------------------------------------------------
                                                               INSTITUTIONAL
                                                                   CLASS
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
                                                              ----------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.94
==============================================================================
Less dividends from net investment income                           (0.03)
==============================================================================
Redemption fee added to shares of beneficial interest                0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.33%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  656
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.73%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $625,142.


(c) Not annualized for periods less than one year.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                        HIGH YIELD FUND
------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS
                                                              ----------------------------------
                                                                                  APRIL 30, 2004
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              JULY 31, 2005       JULY 31, 2004
                                                              -------------       --------------
Net asset value, beginning of period                             $  4.31              $ 4.39
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.32                0.09(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.18               (0.08)
------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                0.00
================================================================================================
    Total from investment operations                                0.50                0.01
================================================================================================
Less distributions from net investment income                      (0.31)              (0.09)
================================================================================================
Redemption fees added to shares of beneficial interest              0.00                0.00
================================================================================================
Net asset value, end of period                                   $  4.50              $ 4.31
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    11.99%               0.16%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $43,605              $5,309
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.63%(c)            0.67%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.64%(c)            0.67%(d)
================================================================================================
Ratio of net investment income to average net assets                6.91%(c)            8.06%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                            59%                 89%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $22,281,118.


(d) Annualized.


(e) Not annualized for periods less than one year.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                           INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
                                                             --------       --------       --------       --------       --------
Net asset value, beginning of period                         $   6.54       $   6.51       $   6.20       $   6.91       $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.28(a)        0.28(a)        0.34(a)        0.44(a)(b)     0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.12           0.15           0.35          (0.70)         (0.23)
=================================================================================================================================
    Total from investment operations                             0.40           0.43           0.69          (0.26)          0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.42)         (0.40)         (0.38)         (0.43)         (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                --             --             --          (0.02)         (0.02)
=================================================================================================================================
    Total distributions                                         (0.42)         (0.40)         (0.38)         (0.45)         (0.53)
=================================================================================================================================
Net asset value, end of period                               $   6.52       $   6.54       $   6.51       $   6.20       $   6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  6.27%          6.64%         11.36%         (4.05)%         4.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $356,661       $384,741       $446,526       $281,966       $346,967
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.01%(d)(e)     0.99%(e)      1.02%          0.96%          0.95%
=================================================================================================================================
Ratio of net investment income to average net assets             4.27%(d)       4.25%          5.19%          6.57%(b)       7.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            85%           155%           141%            70%            83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(d) Ratios are based on average daily net assets of $368,953,207.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02% and 1.00% for the year ended July 31, 2005 and July 31, 2004, respectively.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                           INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.90
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.04)
===================================================================================
    Total from investment operations                                    0.06
===================================================================================
Less distributions from net investment income                          (0.12)
===================================================================================
Net asset value, end of period                                        $ 8.84
___________________________________________________________________________________
===================================================================================
Total return(a)                                                         0.67%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  771
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                        0.81%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.82%(b)
===================================================================================
Ratio of net investment income to average net assets                    3.94%(b)
===================================================================================
Ratio of interest expense to average net assets                         0.20%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                               124%
___________________________________________________________________________________
===================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are annualized and based on average daily net assets of $376,286.


(c) Not annualized for periods less than one year.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                          LIMITED MATURITY TREASURY FUND
-------------------------------------------------------------------------------------------------------------------
                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              -----------------------------------------------------
                                                               2005          2004      2003      2002         2001
                                                              -------       ------    ------    ------       ------
Net asset value, beginning of period                          $ 10.25       $10.46    $10.53    $10.26       $ 9.96
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23(a)      0.14      0.22      0.34(b)      0.54(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.13)       (0.04)     0.03      0.27         0.31
===================================================================================================================
    Total from investment operations                             0.10         0.10      0.25      0.61         0.85
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.23)       (0.14)    (0.22)    (0.34)       (0.55)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)       (0.17)    (0.10)       --           --
===================================================================================================================
    Total distributions                                         (0.25)       (0.31)    (0.32)    (0.34)       (0.55)
===================================================================================================================
Net asset value, end of period                                $ 10.10       $10.25    $10.46    $10.53       $10.26
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                  0.93%        1.01%     2.42%     6.05%        8.80%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,412       $4,641    $3,913    $2,970       $1,812
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.31%(d)     0.34%     0.30%     0.34%        0.33%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.32%(d)     0.35%     0.30%     0.34%        0.41%
===================================================================================================================
Ratio of net investment income to average net assets             2.25%(d)     1.38%     2.08%     3.26%(b)     5.38%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           142%         100%      124%      149%         137%
___________________________________________________________________________________________________________________
===================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average net assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.


(d) Ratios are based on average daily net assets of $24,191,493.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                      MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  AIM CASH RESERVE SHARES
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                2005           2004         2003          2002         2001
                                                              --------       --------    ----------    ----------    --------
Net asset value, beginning of period                          $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0150         0.0056        0.0064        0.0141      0.0467
=============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)           --            --          --
=============================================================================================================================
    Total distributions                                        (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
=============================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(a)                                                   1.51%          0.57%         0.64%         1.42%       4.77%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $569,947       $724,567    $1,188,876    $1,121,879    $937,532
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(b)       0.58%         0.88%         1.01%       1.06%
=============================================================================================================================
  Without fee waivers and/or expense reimbursements               1.02%(b)       1.14%         1.03%         1.01%       1.06%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income to average net assets              1.46%(b)       0.55%         0.64%         1.40%       4.61%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.


(b) Ratios are based on average daily net assets of $648,995,761.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                      REAL ESTATE FUND
---------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
                                                              ----------       --------------
Net asset value, beginning of period                           $ 21.42             $19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.51               0.14(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.41               2.08
=============================================================================================
    Total from investment operations                              8.92               2.22
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.55)             (0.14)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)                --
=============================================================================================
    Total distributions                                          (1.20)             (0.14)
=============================================================================================
Net asset value, end of period                                 $ 29.14             $21.42
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  42.56%             11.50%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $18,671             $1,021
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(c)           1.12%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.04%(c)           1.13%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.03%(c)           2.70%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          38%                28%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $7,107,702.


(d) Annualized.


(e) Not annualized for periods less than one year.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                    SHORT TERM BOND FUND
---------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
                                                              ----------       --------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.28(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.24               0.05
=============================================================================================
Less distributions from net investment income                    (0.32)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.42%              0.52%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $33,301             $6,773
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.57%(c)           0.60%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.58%(c)           0.61%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.82%(c)           2.71%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $21,116,126.


(d) Annualized.


(e) Not annualized for periods less than one year.

  ---------------------------------------------------------------------------
 AIM GLOBAL REAL ESTATE - HIGH YIELD - INCOME - INTERMEDIATE GOVERNMENT FUND -
                          LIMITED MATURITY TREASURY -
     MONEY MARKET - REAL ESTATE - SHORT TERM BOND - TOTAL RETURN BOND FUNDS
  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                    TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                               JULY 31,            JULY 31,
                                                                 2005                2004
                                                              ----------       ----------------
Net asset value, beginning of period                           $ 10.45             $ 10.42
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.34                0.09
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.15                0.03
===============================================================================================
    Total from investment operations                              0.49                0.12
===============================================================================================
Less distributions:
  Dividends from net investment income                           (0.35)              (0.09)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                 --
===============================================================================================
    Total distributions                                          (0.47)              (0.09)
===============================================================================================
Net asset value, end of period                                 $ 10.47             $ 10.45
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   4.84%               1.15%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $97,190             $13,415
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.75%(b)            0.51%(c)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.79%(b)            0.63%(c)
===============================================================================================
Ratio of net investment income to average net assets              3.30%(b)            3.36%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(d)                                         180%                338%
_______________________________________________________________________________________________
===============================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $54,166,657.


(c) Annualized.


(d) Not annualized for periods less than one year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about the Institutional Classes of all funds, which are offered to certain eligible institutional investors. Consult the fund's Statement of Additional Information for the Institutional Class for details.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments for Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor         Contact your financial advisor.               Same
                                    The financial advisor should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial advisor should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:

                                    Beneficiary Bank
                                    ABA/Routing #: 113000609
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #

By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments

INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds

                                                                   INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

 as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".
INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

REDEEMING SHARES

REDEMPTION FEE
You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

                                                                   INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor            Contact your financial advisor.

                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at that day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND
Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under
                                                                   INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 0843, Houston, TX 77001-0843 and

BY TELEPHONE:          (800) 659-1005

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports
                       via our website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Global Real Estate Fund
   AIM Income Fund
   AIM High Yield Fund
   AIM Intermediate Government Fund
   AIM Limited Maturity Treasury Fund
   AIM Money Market Fund
   AIM Real Estate Fund
   AIM Short Term Bond Fund
   AIM Total Return Bond Fund
   SEC 1940 Act file number: 811-5686

----------------------------------------

AIMinvestments.com     AIS-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM INVESTMENT SECURITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                               -------------------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASS SHARES OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT SECURITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 0843
                            HOUSTON, TEXAS 77001-0843
                                  OR BY CALLING
                                 (800) 659-1005

                               -------------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 25, 2005, RELATES TO THE FOLLOWING PROSPECTUS:

                         FUND                                                             DATED
--------------------------------------------------------                            ----------------
    AIM GLOBAL REAL ESTATE FUND - INSTITUTIONAL CLASS                               OCTOBER 25, 2005
        AIM HIGH YIELD FUND - INSTITUTIONAL CLASS                                   OCTOBER 25, 2005
          AIM INCOME FUND - INSTITUTIONAL CLASS                                     OCTOBER 25, 2005
 AIM INTERMEDIATE GOVERNMENT FUND - INSTITUTIONAL CLASS                             OCTOBER 25, 2005
AIM LIMITED MATURITY TREASURY FUND - INSTITUTIONAL CLASS                            OCTOBER 25, 2005
       AIM MONEY MARKET FUND - INSTITUTIONAL CLASS                                  OCTOBER 25, 2005
       AIM REAL ESTATE FUND - INSTITUTIONAL CLASS                                   OCTOBER 25, 2005
     AIM SHORT TERM BOND FUND - INSTITUTIONAL CLASS                                 OCTOBER 25, 2005
    AIM TOTAL RETURN BOND FUND - INSTITUTIONAL CLASS                                OCTOBER 25, 2005

  INSTITUTIONAL SHARES OF THE MONEY MARKET FUND ARE NOT CURRENTLY AVAILABLE FOR PUBLIC SALE. INVESTORS MAY NOT PURCHASE INSTITUTIONAL SHARES OF THE FUND THROUGH
 EXCHANGES FROM OTHER AIM FUNDS, OR THROUGH AUTOMATIC DIVIDEND REINVESTMENT FROM
                                ANOTHER AIM FUND.

                         AIM INVESTMENT SECURITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                      PAGE
GENERAL INFORMATION ABOUT THE TRUST.................................................    1
         Fund History...............................................................    1
         Shares of Beneficial Interest..............................................    1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS............................    4
         Classification.............................................................    4
         Investment Strategies and Risks............................................    4
                  Equity Investments................................................    8
                  Foreign Investments...............................................    8
                  Debt Investments..................................................   11
                  Other Investments.................................................   17
                  Investment Techniques.............................................   19
                  Derivatives.......................................................   25
                  Additional Securities or Investment Techniques....................   31
         Fund Policies..............................................................   32
         Temporary Defensive Positions..............................................   35
         Portfolio Turnover.........................................................   35
         Policies and Procedures for Disclosure of Fund Holdings....................   35

MANAGEMENT OF THE TRUST.............................................................   38
         Board of Trustees..........................................................   38
         Management Information.....................................................   38
                  Trustee Ownership of Fund Shares..................................   41
         Compensation...............................................................   41
                  Retirement Plan For Trustees......................................   42
                  Deferred Compensation Agreements..................................   42
                  Purchase of Class A Shares of the Funds at Net Asset Value........   42
         Codes of Ethics............................................................   43
         Proxy Voting Policies......................................................   43

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................................   43

INVESTMENT ADVISORY AND OTHER SERVICES..............................................   43
         Investment Advisor.........................................................   43
         Investment Sub-Advisor.....................................................   46
                  Portfolio Managers................................................   46
                  Securities Lending Arrangements...................................   46
         Service Agreements.........................................................   47
         Other Service Providers....................................................   47

BROKERAGE ALLOCATION AND OTHER PRACTICES............................................   48
         Brokerage Transactions.....................................................   48
         Commissions................................................................   49
         Broker Selection...........................................................   49
         Directed Brokerage (Research Services).....................................   52
         Regular Brokers............................................................   52
         Allocation of Portfolio Transactions.......................................   52
         Allocation of Equity Initial Public Offering ("IPO") Transactions..........   52

PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................   53
         Transactions through Financial Intermediaries..........................................   53
         Purchase and Redemption of Shares......................................................   53
         Redemption In Kind.....................................................................   56
         Backup Withholding.....................................................................   56

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS........................................................   57
         Dividends and Distributions............................................................   57
         Tax Matters............................................................................   58

DISTRIBUTION OF SECURITIES......................................................................   66
         Distributor............................................................................   66

CALCULATION OF PERFORMANCE DATA.................................................................   67

PENDING LITIGATION..............................................................................   74

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................   A-1

EXAMPLES OF PERSONS TO WHOM AIM PROVES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS........   B-1

TRUSTEES AND OFFICERS...........................................................................   C-1

TRUSTEES COMPENSATION TABLE.....................................................................   D-1

PROXY POLICIES AND PROCEDURES...................................................................   E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................   F-1

MANAGEMENT FEES.................................................................................   G-1

PORTFOLIO MANAGERS..............................................................................   H-1

ADMINISTRATIVE SERVICES FEES....................................................................   I-1

BROKERAGE COMMISSIONS...........................................................................   J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES

REGULAR BROKERS OR DEALERS......................................................................   K-1

PERFORMANCE DATA................................................................................   L-1

PENDING LITIGATION..............................................................................   M-1

FINANCIAL STATEMENTS............................................................................    FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Investment Securities Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of ten separate portfolios: AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


      The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund was reorganized on October 15, 1993 as a series portfolio of the Trust. Pursuant to another Agreement and Plan of Reorganization, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund were reorganized on June 1, 2000 as series portfolios of the Trust. In connection with their reorganization as series portfolios of the Trust, the fiscal year end of each of AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund changed from December 31 to July 31. Pursuant to another Agreement and Plan of Reorganization, AIM Real Estate Fund was reorganized on October 29, 2003 as a series portfolio of the Trust. AIM Global Real Estate Fund commenced operations as a series of the Trust on April 29, 2005.


      AIM Limited Maturity Treasury Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust, on October 15, 1993. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to AIM Limited Maturity Treasury Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund and AIM Municipal Bond Fund succeeded to the assets and assumed the liabilities of series portfolios with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Delaware business trust, on June 1, 2000. All historical financial information and other information contained in this Statement of Additional Information for periods prior to June 1, 2000, relating to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund or AIM Municipal Bond Fund (or any classes thereof) is that of the Predecessor Funds (or the corresponding classes thereof). AIM Real Estate Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Real Estate Predecessor Fund") of AIM Advisor Funds, a Delaware statutory trust, on October 29, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to October 29, 2003, relating to AIM Real Estate Fund (or a class thereof) is that of the Real Estate Predecessor Fund (or a corresponding class thereof).

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject in certain circumstances to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

      EACH SHARE OF EACH FUND REPRESENTS AN EQUAL PROPORTIONATE INTEREST IN THAT FUND WITH EACH OTHER SHARE AND IS ENTITLED TO SUCH DIVIDENDS AND DISTRIBUTIONS OUT OF THE INCOME BELONGING TO SUCH FUND AS ARE DECLARED BY THE BOARD. EACH FUND OFFERS THE FOLLOWING SEPARATE CLASSES OF SHARES.

                                                    AIM CASH
                                                    RESERVE                                          INSTITUTIONAL    INVESTOR
          FUND             CLASS A    CLASS A3       SHARES      CLASS B     CLASS C     CLASS R         CLASS          CLASS
------------------------   -------    --------      --------     -------     -------     -------     -------------    --------
AIM Global Real Estate        X                                     X           X           X              X
Fund

AIM High Yield Fund           x                                     x           x                          X              x

AIM Income Fund               x                                     x           x           x              X              x

AIM Intermediate              x                                     x           x           x              X              x
Government Fund

AIM Limited Maturity          x           x                                                                x
Treasury Fund

AIM Money Market Fund                                  x            x           x           x              X              x

AIM Municipal Bond Fund       x                                     x           x                                         x

AIM Real Estate Fund          X                                     X           X           X              X              X

AIM Short Term Bond Fund      X                                                 x           X              X

AIM Total Return Bond         X                                     x           x           X              X
Fund

            This Statement of Additional Information relates solely to the Institutional Class of these nine Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, including the following:

            - banks and trust companies acting in a fiduciary or similar capacity;

            -     bank and trust company common and collective trust funds;

            -     banks and trust companies investing for their own account;

            - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

            -     retirement plans;

            - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement; and

            -     proprietary asset allocation funds.

      This Statement of Additional Information relates solely to the Institutional Class of these nine Funds.

      Each class of shares represents an interest in the same portfolio of investments. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments on amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


        FUND           AIM
--------------------  GLOBAL    AIM                    AIM         AIM      AIM
      SECURITY         REAL    HIGH      AIM       INTERMEDIATE  LIMITED   MONEY     AIM REAL    AIM SHORT   AIM TOTAL
     INVESTMENT       ESTATE   YIELD    INCOME      GOVERNMENT   MATURITY  MARKET     ESTATE     TERM BOND     RETURN
     TECHNIQUE         FUND     FUND     FUND          FUND        FUND     FUND       FUND         FUND     BOND FUND
--------------------  ------   -----    ------     ------------  --------  ------    --------    ---------   ---------
                                                   EQUITY INVESTMENTS

COMMON STOCK             X                                                                X

PREFERRED STOCK          X        X         X                                             X           X           X

CONVERTIBLE              X        X         X                                             X           X           X
SECURITIES

ALTERNATIVE ENTITY       X                                                                X
SECURITIES
                                                  FOREIGN INVESTMENTS

FOREIGN SECURITIES       X        X         X                                  X          X           X           X

FOREIGN GOVERNMENT
OBLIGATIONS              X        X         X                                  X          X           X           X

FOREIGN EXCHANGE         X        X         X                                             X                       X
TRANSACTIONS

                                        DEBT INVESTMENTS FOR FIXED INCOME FUNDS

U.S. GOVERNMENT                   X         X            X           X         X                      X           X
OBLIGATIONS

RULE 2a-7                         X         X            X           X         X                      X           X
REQUIREMENTS

MORTGAGE-BACKED AND                         X            X
ASSET-BACKED                      X                                                                   X           X
SECURITIES

COLLATERALIZED
MORTGAGE                                                                                              X           X
OBLIGATIONS

BANK INSTRUMENTS                                                               X                      X           X

COMMERCIAL                                                                     X
INSTRUMENTS

PARTICIPATION                                                                  X
INTERESTS

MUNICIPAL SECURITIES              X         X                                  X                      X           X

MUNICIPAL LEASE
OBLIGATIONS

INVESTMENT GRADE
CORPORATE DEBT                    X         X            X                     X                      X           X
OBLIGATIONS

JUNK BONDS                        X         X

                                           DEBT INVESTMENTS FOR EQUITY FUNDS

U.S. GOVERNMENT          X                                                                X
OBLIGATIONS

MORTGAGE-BACKED          X
AND ASSET-BACKED                                                                          X
SECURITIES

COLLATERALIZED                                                                            X
MORTGAGE OBLIGATIONS     X

INVESTMENT GRADE                                                                          X
CORPORATE DEBT           X
OBLIGATIONS

LIQUID ASSETS            X                                                                X

JUNK BONDS               X                                                                X

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


        FUND           AIM
--------------------  GLOBAL    AIM                    AIM         AIM      AIM
      SECURITY         REAL    HIGH      AIM       INTERMEDIATE  LIMITED   MONEY     AIM REAL    AIM SHORT   AIM TOTAL
     INVESTMENT       ESTATE   YIELD    INCOME      GOVERNMENT   MATURITY  MARKET     ESTATE     TERM BOND     RETURN
     TECHNIQUE         FUND     FUND     FUND          FUND        FUND     FUND       FUND         FUND     BOND FUND
--------------------  ------   -----    ------     ------------  --------  ------    --------    ---------   ---------
                                                   OTHER INVESTMENTS

REITS                    X        X         X            X           X         X          X           X           X

OTHER INVESTMENT         X        X         X            X           X         X          X           X           X
COMPANIES

DEFAULTED SECURITIES              X         X                        X         X          X           X           X

MUNICIPAL FORWARD
CONTRACTS

VARIABLE OR
FLOATING RATE            X        X         X                                  X                      X           X
INSTRUMENTS

INDEXED SECURITIES                          X                                                         X           X

ZERO-COUPON AND
PAY-IN-KIND                       X         X            X                                            X           X
SECURITIES

SYNTHETIC MUNICIPAL
INSTRUMENTS
                                                 INVESTMENT TECHNIQUES

DELAYED DELIVERY         X        X         X            X           X         X          X           X           X
TRANSACTIONS

WHEN-ISSUED              X        X         X            X           X         X          X           X           X
SECURITIES

SHORT SALES              X        X         X            X                                X           X           X

MARGIN TRANSACTIONS

SWAP AGREEMENTS          X                  X                                             X           X           X

Interfund Loans          X        X         X            X           X         X          X           X           X

Borrowing                X        X         X            X           X         X          X           X           X

Lending Portfolio        X        X         X            X           X         X          X           X           X
Securities

Repurchase               X        X         X            X           X         X          X           X           X
Agreements

Reverse Repurchase       X        X         X            X           X         X          X           X           X
Agreements

Dollar Rolls                                X            X                                            X           X

Illiquid Securities      X        X         X            X           X         X          X           X           X

Rule 144A Securities     X        X         X            X                     X          X           X           X

Unseasoned Issuers       X        X                                                       X           X           X

Sale of Money                                                                  X
Market Securities

Standby Commitments

                         AIM INVESTMENT SECURITIES FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


        FUND           AIM
--------------------  GLOBAL    AIM                    AIM         AIM      AIM
      SECURITY         REAL    HIGH      AIM       INTERMEDIATE  LIMITED   MONEY     AIM REAL    AIM SHORT   AIM TOTAL
     INVESTMENT       ESTATE   YIELD    INCOME      GOVERNMENT   MATURITY  MARKET     ESTATE     TERM BOND     RETURN
     TECHNIQUE         FUND     FUND     FUND          FUND        FUND     FUND       FUND         FUND     BOND FUND
--------------------  ------   -----    ------     ------------  --------  ------    --------    ---------   ---------
                                                      DERIVATIVES

Equity-Linked            X                                                                X
Derivatives

Bundled Securities                X         X

Put Options              X        X         X            X                                X           X           X

Call Options             X        X         X            X                                X           X           X

Straddles                X        X         X            X                                X           X           X

Warrants                 X        X         X                                             X           X           X

Futures Contracts        X        X         X            X                                X           X           X
and Options on
Futures Contracts

Forward Currency         X        X         X                                             X                       X
Contracts

Cover                    X        X         X            X                                X           X           X

                                     ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Investments in
Entities with            X        X         X            X           X         X          X           X           X
Relationships with
Funds/Advisor

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      AIM High Yield Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

      The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      AIM High Yield Fund, AIM Real Estate Fund and AIM Total Return Bond Fund may invest up to 25% of their total assets, AIM Money Market Fund may invest up to 50% of its total assets AIM Income Fund may invest 40% of it total assets, and AIM Short Term Bond Fund may invest up to 15% of its total assets in foreign securities; however, AIM Money Market Fund and AIM Short Term Bond Fund may only invest in foreign securities denominated in U.S. dollars. AIM Global Real Estate Fund may invest a significant amount of its total assets in foreign securities. In addition, AIM Total Return Bond Fund may only invest up to 5% of its total assets in foreign securities that are non-U.S. dollar denominated.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      Risk of Developing Countries. AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments. AIM High Yield Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

      RULE 2a-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board ) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

      AIM Money Market Fund will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by AIM, the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board ) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

      Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Global Real Estate Fund, AIM Total Return Bond Fund and AIM Real Estate Fund may invest in CMOs. These Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      BANK INSTRUMENTS. AIM Money Market Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

      AIM Money Market Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.




      COMMERCIAL INSTRUMENTS. AIM Money Market Fund intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

      PARTICIPATION INTERESTS. AIM Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). The Fund generally will have no right to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the participant and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

      MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

      Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

      The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

      Municipal Securities also include the following securities:

            - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

            - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

            - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

            - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

      The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

      Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

      Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

      At least 80% of AIM Municipal Bond Fund's total assets will be invested in municipal securities rated within the four highest ratings for municipal obligations by Moody's (Aaa, Aa, A, or Baa), S&P (AAA, AA, A, or BBB), or have received a comparable rating from another NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

      Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

      The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

      Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

      There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

      The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund (except AIM Limited Maturity Treasury Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

      A portion of each Fund's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. The Funds, other than AIM High Yield Fund and AIM Income Fund, will purchase only investment grade corporate debt securities.

      JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

      Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

      The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

      AIM Global Real Estate Fund, AIM Income Fund, AIM High Yield Fund and AIM Real Estate Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

      Descriptions of debt securities ratings are found in Appendix A.

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund (except AIM Global Real Estate Fund and AIM Real Estate
Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Global Real Estate Fund and AIM Real Estate Fund may invest all of its total assets in equity (common stock, preferred stock, convertible securities) and/or debt securities issued by REITS.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

      DEFAULTED SECURITIES. AIM High Yield Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

      VARIABLE OR FLOATING RATE INSTRUMENTS. A Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.


      INDEXED SECURITIES. Certain Funds may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity ([principal value) or interest rates rise or fall according to changes in the vale of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.


      ZERO-COUPON AND PAY-IN-KIND SECURITIES. A Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM Short Term Bond Fund and AIM Total Return Bond Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

      A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. Each Fund (except for AIM Limited Maturity Treasury Fund and AIM Money Market Fund) may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. AIM Global Real Estate Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


      CREDIT DEFAULT SWAPS. AIM High Yield Fund, AIM Income Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.



      CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities



      As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.



      As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.



      Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

      Credit Derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.



      CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.


      CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Funds to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      AIM Limited Maturity Treasury Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements (except AIM Limited Maturity Treasury Fund); or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets (U.S. Treasury obligations in the case of AIM Limited Maturity Treasury Fund) having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions on mortgage securities to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act and thus may or may not constitute illiquid securities.

      Each Fund (except AIM Money Market Fund) may invest up to 15% of its net assets in securities that are illiquid. AIM Money Market Fund may invest up to 10% of its net assets in securities that are illiquid, including repurchase agreements with remaining maturities in excess of seven (7) days. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board , will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

      SALE OF MONEY MARKET SECURITIES. AIM Money Market Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

Derivatives

      AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each invest in forward currency contracts (except for AIM Intermediate Government Fund and AIM Short Term Bond Fund), futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. AIM Global Real Estate Fund and AIM Real Estate Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM High Yield Fund and AIM Income Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      AIM Limited Maturity Treasury Fund and AIM Money Market Fund may not invest in puts, calls, straddles, spreads or any combination thereof.

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM High Yield Fund and AIM Income Fund, the Fund may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Fund will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. A Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.


Additional Securities or Investment Techniques



      INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. The Fund(s) may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Global Real Estate Fund and AIM Real Estate Fund are not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.


      AIM Global Real Estate Fund and AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of AIM Global Real Estate Fund's and AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that own property or invest in, or which make short-term construction and development mortgage loans, or which invest in long-term mortgages, or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.


      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the Funds' advisor and, when applicable, the Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board .

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Global Real Estate Fund and AIM Real Estate Fund are not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Money Market Fund with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of AIM Limited Maturity Treasury Fund's fundamental restriction regarding industry concentration, the United States Government shall not be considered an industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

        ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

      (1) AIM High Yield Fund normally invests at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds". For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (2) AIM Intermediate Government Fund normally invests at least 80% of its assets in debt securities issued, guaranteed or otherwise backed by the U.S. government. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (3) AIM Limited Maturity Treasury Fund normally invests at least 80% of its assets in direct obligations of the U.S. Treasury, including bills, notes, and bonds. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (4) AIM Global Real Estate Fund and AIM Real Estate Fund normally invest at least 80% of their assets in securities of real estate and real estate-related companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. Each Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (5) AIM Short Term Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment-grade fixed income securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (6) AIM Total Return Bond Fund normally invests at least 80% of its assets in a diversified portfolio of investment grade fixed income securities generally represented by the sector categories within the Lehman Brothers Aggregate Bond Index. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      The Trust has obtained an opinion of Dechert LLP, special counsel to the Trust, that shares of AIM Limited Maturity Treasury Fund are eligible for investment by a federal credit union. In order to ensure that shares of AIM Limited Maturity Treasury Fund meet the requirements for eligibility for investment by federal credit unions, that Fund has adopted the following additional non-fundamental policies:

            (a) The Fund will enter into repurchase agreements only with: (i) banks insured by the Federal Deposit Insurance Corporation (FDIC); (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

            (b) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

            (c) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

            (d) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

TEMPORARY DEFENSIVE POSITIONS

            In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or (with the exception of AIM Limited Maturity Treasury Fund) high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


PORTFOLIO TURNOVER



      The decrease in the portfolio turnover rate for AIM Income Fund and AIM Total Return Bond Fund, as compared to the prior two fiscal years was primarily due to a decrease in trading in U.S. bonds.


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

      PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com(1):

                                       APPROXIMATE DATE OF WEBSITE      INFORMATION REMAINS POSTED ON
            INFORMATION                          POSTING                           WEBSITE
----------------------------------   -------------------------------    -----------------------------
Top ten holdings as of month end     15 days after month end            Until replaced with the
                                                                        following month's top ten
                                                                        holdings

Select holdings included in the      29 days after calendar quarter     Until replaced with the
Fund'sQuarterly Performance Update   end                                following quarter's Quarterly
                                                                        Performance Update

Complete portfolio holdings as       30 days after calendar quarter     For one year
of calendar quarter end              end

Complete portfolio holdings as       60-70 days after fiscal quarter    For one year
of fiscal quarter end                end

      These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

      SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

      The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

      AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

      -     Attorneys and accountants;

      -     Securities lending agents;

      -     Lenders to the AIM Funds;

      -     Rating and rankings agencies;

      -     Persons assisting in the voting of proxies;

      -     AIM Funds' custodians;

      - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

-------------------
(1) To locate a Fund's portfolio holdings information on www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

      - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

      -     Financial printers;

      - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

      - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

      In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

      AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

      From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGER PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

      AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them is set forth in Appendix C.

      The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

      The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis, Raymond Stickel, Jr. and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended July 31, 2005, the Audit Committee held eight meetings.


      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended July 31, 2005, the Compliance Committee held six meetings.

      The members of the Governance Committee are Messrs. Bayley, Crockett Dowden (Chair), Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended July 31, 2005, the Governance Committee held eight meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Soll and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended July 31, 2005, the Investments Committee held nine meetings.

      The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.


      The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, and Mark H. Williamson (Chair) and Miss Quigley. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended July 31, 2005, the Valuation Committee held two meetings.


      The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, (Vice Chair), Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended July 31, 2005, the Special Market Timing Litigation Committee held three meetings.


Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix D.

Retirement Plan For Trustees

      The Trustees have adopted a retirement plan for the Trustees of the trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Soll and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

      AIM, the Trust, AIM Distributors and INVESCO Institutional (N.A.), Inc. ("INVESCO") or (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund other than AIM Global Real Estate Fund and AIM Real Estate Fund to AIM. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Global Real Estate Fund and AIM Real Estate Fund to the Fund's Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

      Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005 is available at our website, http://www.aiminvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds" operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.

      AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year:

                                                                                             MAXIMUM ADVISORY
                                                                 MAXIMUM ADVISORY               FEE RATES
                                 ANNUAL RATE/NET ASSETS PER       FEE RATE AFTER              COMMITTED UNTIL
          FUND NAME                  ADVISORY AGREEMENT          JANUARY 1, 2005                  DATE
          ---------              --------------------------      ----------------            ----------------
AIM Global Real Estate Fund    0.75% of first $250M                   N/A                          N/A
                               0.74% of next $250M
                               0.73% of next $500M
                               0.72% of next $1.5B
                               0.71% of next $2.5B
                               0.70% of next $2.5B
                               0.69% of next $2.5B
                               0.68% of amount over $10B

AIM High Yield Fund            0.625% of first $200M                  N/A                          N/A
                               0.55% of next $300M
                               0.50% of next $500M
                               0.45% of amount over $1B

AIM Intermediate Government    0.50% of first $200M                   N/A                          N/A
Fund                           0.40% of next $300M
                               0.35% of next $500M
                               0.30% of amount over $1B

AIM Money Market Fund          0.40% of first $1B                     N/A                          N/A
                               0.35% of amount over $1B

AIM Limited Maturity Treasury  0.20% of first $500M                   N/A                          N/A
Fund                           0.175% of amount over $500M

                                                                                             MAXIMUM ADVISORY
                                                                 MAXIMUM ADVISORY               FEE RATES
                                 ANNUAL RATE/NET ASSETS PER       FEE RATE AFTER              COMMITTED UNTIL
        FUND NAME                    ADVISORY AGREEMENT          JANUARY 1, 2005                  DATE
        ---------                --------------------------      ----------------            ----------------
AIM Real Estate Fund           0.90% of all assets              0.75% of first $250M         December 31, 2009
                                                                0.74% of next $250M
                                                                0.73% of next $500M
                                                                0.72% of next $1.5B
                                                                0.71% of next $2.5B
                                                                0.70% of next $2.5B
                                                                0.69% of next $2.5B
                                                                0.68% of excess over
                                                                $10B
AIM Short Term Bond Fund       0.40% of all assets                    N/A                             N/A

AIM Total Return Bond          0.50% of first $500M                   N/A                             N/A
                               0.45% of next $500M
                               0.40% of amount over $1B

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


      AIM has contractually agreed through July 31, 2006, to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by each Fund's Board; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' Institutional Class shares to the extent necessary to limit the total operating expenses as follows:


                 FUND                          EXPENSE LIMITATION
                 ----                          ------------------
AIM Global Real Estate Fund

         Institutional Class Shares                     1.15%

AIM Short Term Bond Fund

         Institutional Class Shares                     0.60%

AIM Total Return Bond Fund

         Institutional Class Shares                     0.90%

      Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR


      AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO ") or (the "Sub-Advisor") to provide investment sub-advisory services to AIM Global Real Estate Fund and AIM Real Estate Fund.



      INVESCO is registered as an investment advisor under the Advisers Act. INVESCO believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.



      AIM and INVESCO are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).



      For the services to be rendered by INVESCO under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for AIM Global Real Estate Fund and AIM Real Estate Fund.



      The management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund for the last three fiscal years ended July 31 are found in Appendix G.


Portfolio Managers


      Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:


      -     The dollar range of the manager's investments in each Fund.

      -     A description of the manager's compensation structure.

      - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended July 31 are found in Appendix I.

OTHER SERVICE PROVIDERS


      TRANSFER AGENT. AIM Investment Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer agent for the Funds.



      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly, plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Administrative and Processing Support Payments," below.


      CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM Limited Maturity Fund and AIM Money Market Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York also serves as sub-custodian to facilitate cash management.

      The custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The custodians are responsible for monitoring eligible foreign securities depositories.

      Under their contracts with the Trust, the custodians maintain the portfolio securities of the Funds, administer the purchases and sales of portfolio securities, collect interest and dividends and other distributions made on the securities held in the portfolios of the Funds and perform other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accountants are responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the financial statements of the Funds for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Board.


      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

      AIM or the Sub-Advisor make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended July 31 are found in Appendix J.

COMMISSIONS

      During the last three fiscal years ended July 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

      AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

      In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

      AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

      AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

      1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM

            Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

      2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

            This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

      3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

      AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

            Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

            - proprietary research created by the Broker executing the trade, and

            - other products created by third parties that are supplied to AIM through the Broker executing the trade.

            Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

            AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


       Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:


      - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

      - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

      - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

      - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

      - Fundamental/Industry Analysis - industry specific fundamental investment research.

      - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

      - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

            If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

            Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

      AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2005 are found in Appendix K.

REGULAR BROKERS

      Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended July 31, 2005 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

      INVESCO allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO to be fair and equitable.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

      If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; and (iii) system inability to provide Letter of Intent privileges. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

      If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

      Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

      Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

      A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

      An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

      Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

      AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

      Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

      AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      Institutional Class shares of a Fund are offered at net asset value.

Calculation of Net Asset Value

For AIM Money Market Fund

      The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

      Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.

For AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government, AIM Limited Maturity Treasury Fund, AIM Real Estate Fund, AIM Short Term Bond Fund, AIM Total Return Bond Fund

      Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determines net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.


      Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. AIM believes if a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

      Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

      Although the Funds, except AIM Money Market Fund, generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

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

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of each Fund (except AIM Global Real Estate Fund and AIM Real Estate Fund) to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

      For each Fund (except AIM Cash Reserve Shares, AIM Global Real Estate Fund, AIM Money Market Fund and AIM Real Estate Fund), when purchase orders are received prior to noon EST, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund). For AIM Cash Reserve Shares and AIM Money Market Fund, when purchase orders are received prior to noon EST, dividends begin accruing on the first business day of the purchase order for shares of the Fund and accrue through the day prior to the redemption order.


      AIM Global Real Estate Fund and AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to the AIM Real Estate Fund and AIM Global Real Estate Fund.


Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of the AIM Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the AIM Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gain from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.



      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or collectively in the securities of certain publicly traded partnerships.


      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

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

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

      Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

      Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      AIM Limited Maturity Treasury Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

      The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. AIM Global Real Estate Fund, AIM Income Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund may each enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.

      A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

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

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.


      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received.


      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

      As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S. source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of a "U.S. real property interest" will be treated as gain directly recognized by the foreign shareholder from the sale or exchange of a "U.S. real property interest," with the consequence that such portion will be treated as income effectively connected with a U.S. trade or business and will be subject to income tax at a rate of 35%. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return. A "U.S. real property interest" is, generally, (i) an interest in real property located in the United States or the Virgin Islands or (ii) an interest in a domestic corporation unless the taxpayer establishes that during the five years ending on the date of disposition (the "testing period") the fair market value of the corporation's real property interests is less than 50% of the sum of the value of its real property interest plus other assets held for use in a trade or business. However, an interest that a Fund holds in another regulated investment company (or in a REIT) in which foreign persons have, at all times during the testing period, held less than 50% in value of its stock will not be treated as a "U.S. real property interest."

      In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

      Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 13, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


      Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

      The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

      The Trust (on behalf of the Institutional Class) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

      AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from its own resources, from AIM Distributors' retention of underwriting concessions. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments.


      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.


      REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor.

      The revenue sharing payments ADI Affiliates makes may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.10% of average annual assets.

      OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at its expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc.. ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:

                                            n
                                      P(1+T) = ERV

Where           P       =    a hypothetical initial payment of $1,000;
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the one, five, or ten year periods);
                n       =    number of years; and
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).


      The average annual total returns for each Fund, with respect to its Institutional Class Shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2005 are found in Appendix L.


      Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return.

      A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                             n
                                       P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;
                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period;
                n      =   number of years; and
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;
                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period; and
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.


      The cumulative total returns for each Fund, with respect to its Institutional Class Shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2005 are found in Appendix L.


Calculation of Certain Performance Data

      AIM Global Real Estate Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund and AIM Total Return Bond Fund also may use a restated or blended performance calculation to derive certain performance data shown for their Institutional Class shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If a Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. If a Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Institutional Class shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. If a Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Institutional Class shares.

      AIM Short Term Bond Fund may use a restated or blended performance calculation to derive certain performance data shown for its Institutional Class shares in this Statement of Additional Information and in such Fund's advertisements and other sales material. If such Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class C shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class C shares. If such Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Institutional Class shares since their inception and the restated historical performance of such Fund's Class C shares (for periods prior to the inception of such Fund's Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class C shares. If such Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Institutional Class shares.

      A restated or blended performance calculation may be used to derive (i) the Funds', except for AIM Money Market Fund's, standardized average annual total returns over a stated period and (ii) the Funds', except for AIM Money Market Fund's non-standardized cumulative total returns over a stated period.

      A restated or blended performance calculation may be used to derive AIM Money Market Funds' non-standardized average annual total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

      A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                         n
                                   P(1+T)  = ATV
                                                D

Where     P       =  a hypothetical initial payment of $1,000;
          T       =  average annual total return (after taxes on distributions);
          n       =  number of years; and
          ATV     =  ending value of a hypothetical $1,000 payment made at the
             D       beginning of the one, five or ten year periods (or since
                     inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

      Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.


      The average annual total returns (after taxes on distributions) for the Fund, with respect to its Institutional Class Shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2005 are found in Appendix L.


Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

      A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T) = ATV
                                             DR

Where    P       =   a hypothetical initial payment of $1,000;
         T       =   average annual total return (after taxes on distributions
                     and redemption);
         n       =   number of years; and
         ATV     =   ending value
            DR       of a hypothetical $1,000 payment made at the beginning of
                     the one, five or ten year periods (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


      The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Institutional Class Shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31, 2005, are found in Appendix L.

Yield Quotation

      Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

      A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      The standard formula for calculating yield for each Fund is as follows:

                                                          6
                               YIELD = 2[((a-b)/(c x d)+1) -1]

Where      a    =   dividends and interest earned during a stated 30-day period.
                    For purposes of this calculation, dividends are accrued
                    rather than recorded on the ex-dividend date. Interest
                    earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more
                    appropriate, based on yield to call date).
           b    =   expenses accrued during period (net of reimbursements).
           c    =   the average daily number of shares outstanding during
                    the period that were certified to receive dividends.
           d    =   the maximum offering price per share on the last day
                    of the period.

      The standard formula for calculating annualized 7-day yield for AIM Money Market Fund is as follows:

                     Y = Base Period Return    x   365/7

         Where                      Y        =     annualized yield.

                      Base Period Return=          (V - V)/V
                                                     1   o  o

                                    V     =     the value of a hypothetical
                                     0          pre-existing account in the
                                                AIM Money Market Fund
                                                having a balance of one share
                                                at the beginning of a
                                                stated seven-day period.

                                     V   =      the value of such an account
                                      1         at the end of the stated
                                                period.

      The standard formula for calculating effective annualized yield for the AIM Money Market Fund is as follows:

                                                  365/7
                     EY = (Base Period Return + 1)     - 1

         Where   EY  =   effective annualized yield.
                  Y  =   annualized yield, as determined above.

      The yield for each Fund and the annualized and effective annualized yield for the AIM Cash Reserve Shares of AIM Money Market Fund are found in Appendix
L. In addition, the distribution rates for each Fund are found in Appendix L.


Performance Information

      All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

      The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Fund. The following is a list of such publications or media entities:

Advertising Age             Forbes                      Pension World
Barron's                    Fortune                     Pensions & Investments
Best's Review               Hartford Courant            Personal Investor
Bloomberg                   Inc.                        Philadelphia Inquirer
Broker World                Institutional Investor      The Bond Buyer
Business Week               Insurance Forum             USA Today
Changing Times              Insurance Week              U.S. News & World Report
Christian Science Monitor   Investor's Business Daily   Wall Street Journal
Consumer Reports            Journal of the American     Washington Post
Economist                       Society of CLU & ChFC   CNN
FACS of the Week            Kiplinger Letter            CNBC
Financial Planning          Money                       PBS
Financial Product News      Mutual Fund Forecaster
Financial Services Week     Nation's Business
Financial World             New York Times

      The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor                             Mutual Fund Values (Morningstar)
Bloomberg                                     Stanger
Donoghue's                                    Weisenberger
Lehman Live                                   Lipper, Inc.

      The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Lehman Brothers High Yield Index
      Lehman Brothers 1-2 year U.S. Government Bond Index
      Lehman Brothers 1-3 year U.S. Government/Credit Index
      Lehman Brothers U.S. Aggregate Bond Index
      Lipper High Yield Bond Fund Index
      Lipper Real Estate Fund Index
      Lipper Short Investment Grade Debt Fund Index
      Lipper Short U.S. Treasury Category Average
      Morgan Stanley REIT Index
      Standard & Poor's 500 Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; and/or (iii) certain institutional shareholders.

      From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

      Regulatory Action Alleging Market Timing

      On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.


      If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP"), from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

      On May 31, 2005, the defendants removed this lawsuit to the U.S. District Court for the Northern District of West Virginia at Wheeling. On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court. On June 29, 2005 the WVAG filed a Notice of Opposition to this Conditional Transfer Order. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.


      On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to challenge this action, which they intend to do.


      Private Civil Actions Alleging Market Timing


      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-1.



      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings, with one exception. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix M-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix M-1.


      Private Civil Actions Alleging Improper Use of Fair Value Pricing

      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM

Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-2.


      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-3.


      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


      Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-4.


      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-5.

      Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements


      A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was dismissed by the Court on August 12, 2005, is set forth in Appendix M-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings are as follows:

      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. '

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                    EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF OCTOBER 7, 2005)



         SERVICE PROVIDER                                                 DISCLOSURE CATEGORY
         ----------------                                                 -------------------
Ballard Spahr Andrews & Ingersoll, LLP                         Legal Counsel
Foley & Lardner LLP                                            Legal Counsel (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP                           Legal Counsel
PricewaterhouseCoopers LLP                                     Independent Registered Public Accounting Firm
Brown Brothers Harriman & Co.                                  Securities Lender (for certain AIM Funds)
MS Securities Services, Inc.                                   Securities Lender (for certain AIM Funds)
Morgan Stanley & Co.                                           Securities Lender (for certain AIM Funds)
Fitch, Inc.                                                    Rating & Ranking Agency (for certain AIM Funds)
iMoneyNet                                                      Ranking Agency (for certain AIM funds)
Lipper Inc.                                                    Rating & Ranking Agency (for certain AIM Funds)
Moody's Investors Service                                      Rating & Ranking Agency (for certain AIM Funds)
Institutional Shareholder Services, Inc.                       Proxy Voting Service
State Street Bank and Trust Company                            Custodian (for certain AIM Funds),  Software Provider,
                                                               Securities Lender (for certain AIM Funds), Line of
                                                               Credit Provider (for certain AIM Funds)
The Bank of New York                                           Custodian (for certain AIM Funds)
JP Morgan Securities Inc.                                      Line of Credit Provider (for certain AIM Funds
Citigroup Global Markets Inc.                                  Line of Credit Provider (for certain AIM Funds
JPMorgan Chase Bank                                            Line of Credit Provider (for certain AIM Funds
AIM Investment Services, Inc.                                  Transfer Agent
Bloomberg                                                      System Provider (for certain AIM Funds)
Reuters America Inc.                                           Pricing Service (for certain AIM Funds)
The MacGregor Group, Inc.                                      Software Provider
Thomson Financial, Inc.                                        Software Provider
Xcitek Solutions Plus                                          Software Provider
Bowne & Co., Inc.                                              Financial Printer
CENVEO                                                         Financial Printer
Classic Printers Inc.                                          Financial Printer
Color Dynamics                                                 Financial Printer
Earth Color Houston                                            Financial Printer
EMCO Press                                                     Financial Printer
Grover Printing                                                Financial Printer
Gulfstream Graphics Corp.                                      Financial Printer
Signature                                                      Financial Printer
Southwest Precision Printers, Inc.                             Financial Printer

       SERVICE PROVIDER                                              DISCLOSURE CATEGORY
       ----------------                                              -------------------
ABN Amro Financial Services, Inc.                              Broker (for certain AIM Funds)
BB&T Capital Markets                                           Broker (for certain AIM Funds)
Belle Haven Investments L.P.                                   Broker (for certain AIM Funds)
BOSC, Inc.                                                     Broker (for certain AIM Funds)
Cabrera Capital Markets                                        Broker (for certain AIM Funds)
Coastal Securities, LP                                         Broker (for certain AIM Funds)
Duncan-Williams, Inc.                                          Broker (for certain AIM Funds)
Fidelity Investments                                           Broker (for certain AIM Funds)
First Albany Capital                                           Broker (for certain AIM Funds)
First Tryon Securities                                         Broker (for certain AIM Funds)
Anglemyer & Co.                                                Analyst (for certain AIM Funds)
Empirical Research Partners                                    Analyst (for certain AIM Funds)
Factset Research Systems, Inc.                                 Analyst (for certain AIM Funds)
Global Trend Alert                                             Analyst (for certain AIM Funds)
J.P. Morgan Chase                                              Analyst (for certain AIM Funds)
Kevin Dann & Partners                                          Analyst (for certain AIM Funds)
Muzea Insider Consulting Services, LLC                         Analyst (for certain AIM Funds)
Noah Financial, LLC                                            Analyst (for certain AIM Funds)
Piper Jaffray                                                  Analyst (for certain AIM Funds)
RBC Capital Markets                                            Analyst (for certain AIM Funds)

                                   APPENDIX C
                              TRUSTEES AND OFFICERS



                            As of September 30, 2005


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.


                                              TRUSTEE
      NAME, YEAR OF BIRTH AND                 AND/OR
     POSITION(S) HELD WITH THE                OFFICER                                                        OTHER TRUSTEESHIP(S)
               TRUST                           SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
--------------------------------------------  --------  --------------------------------------------------   --------------------
INTERESTED PERSONS

                                                1988    Director and Chairman, A I M Management                     None
Robert H. Graham(1) --  1946                            Group Inc. (financial services holding company);
Trustee, President, Vice Chair and Principal            Director and Vice Chairman, AMVESCAP PLC
Executive Officer                                       and Chairman,  AMVESCAP PLC - AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly:  President and Chief Executive
                                                        Officer, A I M Management Group Inc.; Director,
                                                        Chairman and President, A I M Advisors, Inc.
                                                        (registered investment advisor); Director and
                                                        Chairman, A I M Capital Management, Inc.
                                                        (registered investment advisor), A I M
                                                        Distributors, Inc. (registered broker dealer), AIM
                                                        Investment Services, Inc. (registered transfer
                                                        agent), and Fund Management Company
                                                        (registered broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC - Managed Products

                                                2003    Director, President and Chief Executive Officer,            None
Mark H. Williamson(2) -- 1951                           A I M Management Group Inc. (financial
Trustee and Executive Vice                              services holding company); Director and
President                                               President, A I M Advisors, Inc. (registered
                                                        investment advisor); Director, A I M Capital
                                                        Management, Inc. (registered investment
                                                        advisor) and A I M Distributors, Inc. (registered
                                                        broker dealer); Director and Chairman, AIM
                                                        Investment Services, Inc. (registered transfer
                                                        agent), Fund Management Company (registered
                                                        broker dealer); and INVESCO Distributors, Inc.
                                                        (registered broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC - AIM Division (parent
                                                        of AIM and a global investment management
                                                        firm)


----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.



(2) Mr. Williamson is considered and interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            TRUSTEE
 NAME, YEAR OF BIRTH AND    AND/OR
POSITION(S) HELD WITH THE   OFFICER                                                    OTHER TRUSTEESHIP(S)
          TRUST              SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------   --------  ----------------------------------------------  ----------------------
                                      Formerly: Director, Chairman, President and
                                      Chief Executive Officer, INVESCO Funds
                                      Group, Inc.; President and Chief Executive
                                      Officer, INVESCO Distributors, Inc.; Chief
                                      Executive Officer, AMVESCAP PLC - Managed
                                      Products; and Chairman, A I M Advisors, Inc.

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944     1992    Chairman, Crockett Technology Associates        ACE Limited
Trustee and Chair                     (technology consulting company)                 (insurance company);
                                                                                      and Captaris, Inc.
                                                                                      (unified messaging
                                                                                      provider)

Bob R. Baker - 1936           2003    Retired                                         None
Trustee

Frank S. Bayley -- 1939       2001    Retired                                         Badgley Funds, Inc.
Trustee                                                                               (registered investment
                                      Formerly: Partner, law firm of Baker &          company (2 portfolios))
                                      McKenzie

James T. Bunch - 1942         2003    Co-President and Founder, Green, Manning &      None
Trustee                               Bunch Ltd., (investment banking firm); and
                                      Director, Policy Studies, Inc. and Van Gilder
                                      Insurance Corporation

Albert R. Dowden -- 1941      2000    Director of a number of public and private      None
Trustee                               business corporations, including the Boss
                                      Group, Ltd. (private investment and
                                      management); Cortland Trust, Inc. (Chairman)
                                      (registered investment company)(3 portfolios);
                                      Annuity and Life Re (Holdings), Ltd.
                                      (insurance company); and CompuDyne Corporation
                                      (provider of products and services to the
                                      public security market)

                                      Formerly: Director, President and Chief
                                      Executive Officer, Volvo Group North America,
                                      Inc.; Senior Vice President, AB Volvo; and
                                      director of various affiliated Volvo companies

                              TRUSTEE
  NAME, YEAR OF BIRTH AND     AND/OR
 POSITION(S) HELD WITH THE    OFFICER                                                    OTHER TRUSTEESHIP(S)
           TRUST               SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
---------------------------   --------  ----------------------------------------------  ----------------------
Edward K. Dunn, Jr. -- 1935     1998    Retired                                         None
Trustee

Jack M. Fields -- 1952          1997    Chief Executive Officer, Twenty First Century   Administaff; and
Trustee                                 Group, Inc. (government affairs company) and    Discovery Global
                                        Owner, Dos Angelos Ranch, L.P.                  Education Fund (non-
                                                                                        profit)

                                        Formerly: Chief Executive Officer, Texana
                                        Timber LP (sustainable forestry company)

Carl Frischling -- 1937         1990    Partner, law firm of Kramer Levin Naftalis and  Cortland Trust, Inc.
Trustee                                 Frankel LLP                                     (registered investment
                                                                                        company (3 portfolios))

Gerald J. Lewis - 1933          2003    Chairman, Lawsuit Resolution Services (San      General Chemical
Trustee                                 Diego, California)                              Group, Inc.

Prema Mathai-Davis -- 1950      1998    Formerly: Chief Executive Officer, YWCA of the  None
Trustee                                 USA

Lewis F. Pennock -- 1942        1988    Partner, law firm of Pennock & Cooper           None
Trustee

Ruth H. Quigley -- 1935         2001    Retired                                         None
Trustee

Larry Soll - 1942               2003    Retired                                         None
Trustee

Raymond Stickel, Jr.(3)         2005    Retired                                         None
Trustee                                 Formerly: Partner, Deloitte & Touche


----------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                              TRUSTEE
  NAME, YEAR OF BIRTH AND     AND/OR
 POSITION(S) HELD WITH THE    OFFICER                                                    OTHER TRUSTEESHIP(S)
           TRUST               SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
---------------------------   --------  ----------------------------------------------  ----------------------
OTHER OFFICERS

Lisa O. Brinkley -- 1959        2004    Senior Vice President, A I M Management                   N/A
Senior Vice President and               Group Inc. (financial services holding
Chief Compliance Officer                company); Senior Vice President and Chief
                                         Compliance Officer, A I M Advisors, Inc.;
                                        Vice President and Chief Compliance Officer,
                                        A I M Capital Management, Inc. and Vice
                                        President, A I M Distributors, Inc., AIM
                                        Investment Services, Inc., and Fund Management
                                        Company

                                        Formerly: Senior Vice President and
                                        Compliance Director, Delaware Investments
                                        Family of Funds; and Chief Compliance Officer,
                                        A I M Distributors, Inc.

Russell C. Burk - 1958          2005    Formerly: Director of Compliance and Assistant            N/A
Senior Vice President and               General Counsel, ICON Advisers, Inc.;
Senior Officer                          Financial Consultant, Merrill Lynch; General
                                        Counsel and Director of Compliance, ALPS
                                        Mutual Funds, Inc.

Kevin M. Carome - 1956          2003    Director, Senior Vice President, Secretary and            N/A
Senior Vice President,                  General Counsel, A I M Management Group Inc.
Chief Legal Officer and                 (financial services holding company) and A I M
Secretary                               Advisors, Inc.; Director and Vice President,
                                        INVESCO Distributors, Inc.; Vice President, A
                                        I M Capital Management, Inc., AIM Investment
                                        Services, Inc.; and Fund Management
                                        Company; and Senior Vice President, A I M
                                        Distributors, Inc.

                                        Formerly:  Senior Vice President and General
                                        Counsel, Liberty Financial Companies, Inc.;
                                        and Senior Vice President and General Counsel,
                                        Liberty Funds Group, LLC; and Vice President,
                                        A I M Distributors, Inc., and Director and
                                        General Counsel, Fund Management Company

Robert G. Alley - 1948          2004    Managing Director, Chief Fixed Income Officer             N/A
Vice President                          and Senior Investment Officer, A I M Capital
                                        Management, Inc. and Vice President, A I M
                                        Advisors, Inc.

                              TRUSTEE
  NAME, YEAR OF BIRTH AND     AND/OR
 POSITION(S) HELD WITH THE    OFFICER                                                    OTHER TRUSTEESHIP(S)
           TRUST               SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
---------------------------   --------  ----------------------------------------------  ----------------------
Sidney M. Dilgren -- 1961       2004    Vice President and Fund Treasurer, A I M                N/A
Vice President, Treasurer               Advisors, Inc.
and Principal Financial
Officer                                 Formerly:  Senior Vice President, AIM
                                        Investment Services, Inc. and Vice President,
                                        A I M Distributors, Inc.

J. Philip Ferguson - 1945       2005    Senior Vice President and Chief Investment              N/A
Vice President                          Officer, A I M Advisors Inc.; Director,
                                        Chairman, Chief Executive Officer, President
                                        and Chief Investment Officer, A I M Capital
                                        Management, Inc; Executive Vice President,
                                        A I M Management Group Inc.

                                        Formerly: Senior Vice President, AIM Private
                                        Asset Management, Inc.; Chief Equity Officer,
                                        and Senior Investment Officer, A I M Capital
                                        Management, Inc.; and Managing Partner,
                                        Beutel, Goodman Capital Management

Karen Dunn Kelley -- 1960       1992    Director of Cash Management, Managing                   NA
Vice President                          Director and Chief Cash Management Officer, A
                                        I M Capital Management, Inc., Director and
                                        President, Fund Management Company; and
                                        Vice President, A I M Advisors, Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004


                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN
                              DOLLAR RANGE OF EQUITY SECURITIES              BY TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                            PER FUND                                      FUNDS(R)
-------------------  ----------------------------------------------------   --------------------------------
Robert H. Graham     High Yield                             Over $100,000            Over $100,000
                     Income                                 Over $100,000
                     Limited Maturity Treasury              Over $100,000
                     Municipal Bond                         Over $100,000

Mark H. Williamson                              -0-                                  Over $100,000

Bob R. Baker                                    -0-                                  Over $100,000

Frank S. Bayley      Income                             $10,001 - $50,000            Over $100,000

James T. Bunch       High Yield                              $1 - $10,000            Over $100,000(4)
                     Income                                  $1 - $10,000
                     Intermediate Government                 $1 - $10,000
                     Money Market                       $10,001 - $50,000
                     Municipal Bond                          $1 - $10,000
                     Real Estate                             $1 - $10,000

Bruce L. Crockett    High Yield                              $1 - $10,000            Over $100,000(4)

Albert R. Dowden                                -0-                                  Over $100,000)

Edward K. Dunn, Jr.  Money Market                           Over $100,000            Over $100,000(5)

Jack M. Fields                                  -0-                                  Over $100,000(4)

Carl Frischling      High Yield                        $50,001 - $100,000            Over $100,000(4)
                     Real Estate                       $50,001 - $100,000

Gerald J. Lewis      High Yield                              $1 - $10,000            Over $100,000(4)
                     Income                                  $1 - $10,000
                     Intermediate Government                 $1 - $10,000
                     Money Market                            $1 - $10,000
                     Municipal Bond                          $1 - $10,000
                     Real Estate                             $1 - $10,000
                     Short Term Bond                         $1 - $10,000
                     Total Return Bond                       $1 - $10,000


---------

(4) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN
                              DOLLAR RANGE OF EQUITY SECURITIES             BY TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                          PER FUND                                        FUNDS(R)
-----------------------  --------------------------------------------       --------------------------------
Prema Mathai-Davis                                  -0-                              Over $100,000(4)

Lewis F. Pennock         High Yield                      $1 - $10,000                Over $100,000

Ruth H. Quigley                                     -0-                          $10,001 - $50,000

Larry Soll               High Yield                      $1 - $10,000                Over $100,000(4)
                         Income                          $1 - $10,000
                         Intermediate Government         $1 - $10,000
                         Money Market                    $1 - $10,000
                         Municipal Bond                  $1 - $10,000
                         Real Estate                     $1 - $10,000

Raymond Stickel, Jr.(3)                             -0-                                     -0-


----------

(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.



(4) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                        RETIREMENT
                           AGGREGATE     BENEFITS      ESTIMATED       TOTAL
                         COMPENSATION    ACCRUED        ANNUAL      COMPENSATION
                           FROM THE       BY ALL     BENEFITS UPON  FROM ALL AIM
       TRUSTEE            TRUST(1)(2)  AIM FUNDS(3)  RETIREMENT(4)   FUNDS(5)(6)
-----------------------  ------------  ------------  -------------  ------------
Bob R. Baker             $     14,888  $    198,871  $     144,786  $    189,750
Frank S. Bayley                15,775       175,241        112,500       193,500
James T. Bunch                 14,001       143,455        112,500       186,000
Bruce L. Crockett              22,873        75,638        112,500       223,500
Albert R. Dowden               15,707        93,210        112,500       192,500
Edward K. Dunn, Jr.            15,775       133,390        112,500       193,500
Jack M. Fields                 13,932        48,070        112,500       186,000
Carl Frischling(7)             14,001        62,040        112,500       185,000
Gerald J. Lewis                14,001       143,455        112,500       186,000
Prema Mathai-Davis             14,888        55,768        112,500       189,750
Lewis F. Pennock               14,001        80,777        112,500       186,000
Ruth H. Quigley                14,888       154,767        112,500       189,750
Louis S. Sklar(8)               6,090       115,160        101,250       186,000
Larry Soll                     14,001       184,356        130,823       186,000
Raymond Stickel, Jr.(9)      -0-           -0-            -0-          -0-



(1) Amounts shown are based on the fiscal year ended July 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2005, including earnings, was $47,966.



(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. AMVESCAP did not reimburse the Trust any compensation pursuant to such agreements.



(3) During the fiscal year ended July 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $159,598.



(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.



(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.



(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.



(7) During the fiscal year ended July 31, 2005, the Trust paid $60,524 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.



(8)   Mr. Sklar retired effective December 31, 2004.



(9)   Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E



                          PROXY POLICIES AND PROCEDURES
                          (AS AMENDED OCTOBER 1, 2005)



A.    PROXY POLICIES



      Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



      I.    BOARDS OF DIRECTORS



            A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.



            There are some actions by directors that should result in votes being withheld. These instances include directors who:



            - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



            - Attend less than 75 percent of the board and committee meetings without a valid excuse;



            - It is not clear that the director will be able to fulfill his function;



            - Implement or renew a dead-hand or modified dead-hand poison pill;



            - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



            - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



            - Long-term financial performance of the target company relative to its industry;



            -     Management's track record;



            -     Portfolio manager's assessment;



            -     Qualifications of director nominees (both slates);



            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



            -     Background to the proxy contest.



      II.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



            - It is not clear that the auditors will be able to fulfill their function;



            - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



            - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.


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      III.  COMPENSATION PROGRAMS



            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



            - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



            - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



            - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



            - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



            - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



      IV.   CORPORATE MATTERS



            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



            - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



            - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



            - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



            - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



      V.    SHAREHOLDER PROPOSALS



            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



            - We will generally abstain from shareholder social and environmental proposals.



            - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



            - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.


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            -     We will generally vote for proposals to lower barriers to
                  shareholder action.



            - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



      VI.   OTHER



            - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



            - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



            - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



            AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B.    PROXY COMMITTEE PROCEDURES



      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.



      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.



            In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:



      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



      2. AIM will not publicly announce its voting intentions and the reasons therefore.



      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C.    BUSINESS/DISASTER RECOVERY



      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.


                                      E-3

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D.    RESTRICTIONS AFFECTING VOTING



      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E.    CONFLICTS OF INTEREST



      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



      If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.



      If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.



F.    FUND OF FUNDS



      When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.



G.    CONFLICT IN THESE POLICIES



      If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.



                          PROXY POLICIES AND PROCEDURES
                            (DATED FEBRUARY 10, 2005)


                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

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

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.


                              PROXY VOTING POLICIES


VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

      (1)   describe any real or perceived conflict of interest,

      (2)   discuss any procedure used to address such conflict of interest,

      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

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CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

                                      E-7

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An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

      - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

      - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself

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

from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

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                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

      I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                                          ______________________
                                                                Print Name

___________________                                       ______________________
       Date                                                     Signature

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                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

      - Are inside directors or affiliated outside directors and the full board is less than majority independent

      - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

      - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

      - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

      -     Two-thirds independent board

      -     All-independent key committees

      -     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.    Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.    Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

4.    Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

      -     Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

      - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spin-off

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.    State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.    Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

      - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.    Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                 Russell 3000                 Non-Russell 3000
                                          ---------------------------   ------------------------------
                                                  STANDARD    MEAN +            STANDARD    MEAN + STD
GICS           GICS DSEC                  MEAN    DEVIATION   STD DEV   MEAN    DEVIATION       DEV
------------   -----------------------    -----   ---------   -------   -----   ---------   ----------
1010           Energy                     1.60%     1.02%      2.61%    2.59%     2.19%        4.78%
1510           Materials                  1.55%      .81%      2.36%    2.54%     1.92%        4.46%
2010           Capital Goods              1.86%     1.19%      3.05%    3.23%     2.93%        6.17%
2020           Commercial Services &       287%     1.53%      4.40%    4.39%     3.68%        8.07%
               Supplies
2030           Transportation             2.10%     1.50%      3.60%    2.44%     2.22%        4.66%
2510           Automobiles &              2.10%     1.37%      3.48%    2.90%     2.28%        5.18%
               Components
2520           Consumer Durables &        2.40%     1.51%      3.90%    3.42%     2.79%        6.21%
               Apparel
2530           Hotels Restaurants &       2.39%     1.08%      3.48%    3.30%     2.87%        6.17%
               Leisure
2540           Media                      2.34%     1.50%      3.84%    4.12%     2.89%        7.01%
2550           Retailing                  2.89%     1.95%      4.84%    4.26%     3.50%        7.75%
3010 to 3030   Food & Staples             1.98%     1.50%      3.48%    3.37%     3.32%        6.68%
               Retailing
3510           Health Care Equipment &    3.24%     1.96%      5.20%    4.55%     3.24%        7.79%
               Services
3520           Pharmaceuticals &          3.60%     1.72%      5.32%    5.77%     4.15%        9.92%
               Biotechnology
4010           Banks                      1.44%     1.17%      2.61%    1.65%     1.60%        3.25%

                                                 Russell 3000                 Non-Russell 3000
                                          ---------------------------   ------------------------------
                                                  STANDARD    MEAN +            STANDARD    MEAN + STD
GICS           GICS DSEC                  MEAN    DEVIATION   STD DEV   MEAN    DEVIATION       DEV
------------   -----------------------    -----   ---------   -------   -----   ---------   ----------
4020           Diversified Financials     3.12%     2.54%      5.66%    5.03%     3.35%        8.55%
4030           Insurance                  1.45%      .88%      2.32%    2.47%     1.77%        4.24%
4040           Real Estate                1.01%      .89%      1.90%    1.51%     1.50%        3.01%
4510           Software & Services        5.44%     3.05%      8.49%    8.08%     6.01%       14.10%
4520           Technology Hardware &      4.00%     2.69%      6.68%    5.87%     4.25%       10.12%
               Equipment
4530           Semiconductors &           5.12%     2.86%      7.97%    6.79%     3.95%       10.74%
               Semiconductor Equipment
5010           Telecommunications         2.56%     2.39%      4.95%    4.66%     3.90%        8.56%
               Services
5510           Utilities                   .90%      .65%      1.55%    3.74%     4.63%        8.38%
1010           Energy                     1.60%     1.02%      2.61%    2.59%     2.19%        4.78%
1510           Materials                  1.55%      .81%      2.36%    2.54%     1.92%        4.46%
2010           Capital Goods              1.86%     1.19%      3.05%    3.23%     2.93%        6.17%
2020           Commercial Services &       287%     1.53%      4.40%    4.39%     3.68%        8.07%
               Supplies

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

      -     Base salary, bonus, long-term incentives

      - Accumulative realized and unrealized stock option and restricted stock gains

      - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

      -     Payment if termination occurs within 12 months: $_____

      -     Payment if "not for cause" termination occurs within 12 months:
            $______

      -     Payment if "change of control" termination occurs within 12 months:
            $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

      -     Director stock ownership guidelines

            -     A minimum of three times the annual cash retainer.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

      -     Vesting schedule or mandatory holding/deferral period

            - A minimum vesting of three years for stock options or restricted stock, or

            - Deferred stock payable at the end of a three-year deferral period.

      -     Mix between cash and equity

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     Retirement/Benefit and Perquisites programs

            - No retirement/benefits and perquisites provided to non-employee directors.

      -     Quality of disclosure

            - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the re-pricing

      -     Value-for-value exchange

      -     Treatment of surrendered options

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR nonqualified employee stock purchase plans with all the following features:

      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8. Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      - The degree that competitors are using animal-free testing Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

      - Terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting

      -     R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      - Any voluntary labeling initiatives undertaken or considered by the company

      - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      - The company's existing healthcare policies, including benefits and healthcare access for local workers

      -     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its sub-prime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spin-off tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spin-off

      - Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

      - The feasibility of financially quantifying environmental risk factors,

      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      -     The costs associated with implementing improved standards,

      - The potential costs associated with remediation resulting from poor environmental performance, and

      - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      -     Risks associated with certain international markets

      -     The utility of such a report to shareholders

      - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      -     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: - The information is already publicly available or - The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company. 10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

      - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding;

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      - are interested directors and sit on the audit or nominating committee; or

      -     are interested directors and the full board serves as the audit or

      - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance as compared with peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

      - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

      - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


      All information listed below is as of September 28, 2005.


AIM GLOBAL REAL ESTATE FUND


                                                                                         INVESTOR    INSTITUTIONAL
                                     CLASS A       CLASS B     CLASS C      CLASS R        CLASS         CLASS
                                      SHARES       SHARES       SHARES       SHARES       SHARES         SHARES
                                    ----------   ----------   ----------   ----------   ----------   -------------
                                    PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
       NAME AND ADDRESS OF           OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
        PRINCIPAL HOLDER              RECORD       RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Charles Schwab & Co. Inc.
101 Montgomery St.                    38.84%
San Francisco, CA 94101-4122

A I M Advisors, Inc.
Attn: Corporate Controller                          8.55%       7.87%        94.04%                      99.76%
11 E Greenway Plaza, Ste 1919
Houston, TX 77046-1113

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration                                      6.03%
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484

AIM HIGH YIELD FUND



                                                                               INVESTOR    INSTITUTIONAL
                                        CLASS A       CLASS B     CLASS C        CLASS         CLASS
                                         SHARES       SHARES       SHARES       SHARES        SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD        RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
AIM Growth Allocation Fund
C/O A I M Advisors, Inc.
11 E. Greenway Plz Ste 100                                                         --         20.15%
Houston, TX 77046-1133

AIM Moderate Growth Allocation Fund
C/O A I M Advisors, Inc.                                                                       6.37%
11 E. Greenway Plz Ste 100
Houston, TX 77046-1133

AIM Moderate Asset Allocation Fund
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Ste 100              --            --          --            --         72.60%
Houston, TX  77046-1113

Charles Schwab & Co., Inc.
Attn:  Mutual Funds                        --            --          --         30.22%           --
101 Montgomery St.
San Francisco, CA  94104-4122

Citigroup Global Markets Attn: Cindy
Tempesta, 7th Floor                        --          5.75%       5.39%           --            --
333 West 34th St.
New York, NY  10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                 --          6.53%       6.84%           --            --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

AIM INCOME FUND


                                                                                            INVESTOR    INSTITUTIONAL
                                         CLASS A      CLASS B     CLASS C       CLASS R      CLASS         CLASS
                                         SHARES       SHARES      SHARES        SHARES       SHARES        SHARES*
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD        RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Charles Schwab & Co., Inc.
Attn:  Mutual Funds
101 Montgomery St.                          --           --          --            --        12.93%
San Francisco, CA  94104-4122

Citigroup Global Markets
Attn:  Cindy Tempesta 7th Floor
333 West 34th Street                      5.14%          --          --            --           --
New York, NY   10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor          --         5.42%       7.71%           --           --            --
Jacksonville, FL  32246-6484

Nat'l Financial Services Corp.
The Exclusive Benefit of Cust.
One World Financial Center                  --           --          --            --         8.58%           --
200 Liberty Street 5th Floor
Attn:  Kate Recon
New York, NY  10281

NFS LLC FEBO
Anne E. Howanski TTEE
Ridley Township Police PEN FUN              --           --          --         14.69%          --            --
100 East Macdale Blvd
Folsom, PA  19033

Union Bank of Calif. TR
UBCC-Mutual Funds                           --           --          --            --         6.33%           --
P. O. Box 85484
San Diego, CA  92186-5484

                                                                                            INVESTOR    INSTITUTIONAL
                                         CLASS A      CLASS B     CLASS C       CLASS R      CLASS         CLASS
                                         SHARES       SHARES      SHARES        SHARES       SHARES        SHARES*
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD        RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
MG Trust Co Cust
Bay Area Emergency Physicians                                                    5.12%
700 17th St Ste 300
Denver CO  80202-3531


* Institutional Class Shares commenced operations on October 25, 2005.

AIM INTERMEDIATE GOVERNMENT FUND


                                                                                            INVESTOR    INSTITUTIONAL
                                        CLASS A       CLASS B      CLASS C      CLASS R      CLASS        CLASS
                                         SHARES       SHARES       SHARES       SHARES       SHARES       SHARES*
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD       RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Cecille Stell Pulitzer 7/19/91
Cecille Stell Pulitzer TTE
U/IRevoc Trust
c/o St. Louis Post-Dispatch
900 N. Tucker Blvd                         --            --          --           --         10.43%          --
St. Louis, MO  63101-1069

Charles Schwab & Co. Inc.
Special Custody FBO Customers
(SIM)                                      --            --          --           --         9.82%           --
ATTN:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                                              8.71%      16.94%       16.22%          --            --
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd
Floor
Jacksonville, FL  32246-6484

                                                                                            INVESTOR    INSTITUTIONAL
                                        CLASS A       CLASS B      CLASS C      CLASS R      CLASS        CLASS
                                         SHARES       SHARES       SHARES       SHARES       SHARES       SHARES*
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD       RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
AIM Moderately Conservative
Allocation
C/O AIM Advisors                                                                                          99.21%
11 Greenway Plz. Ste. 100
Houston TX 77046-1113



AIM LIMITED MATURITY TREASURY FUND



                                        CLASS A      CLASS A3    INSTITUTIONAL CLASS
                                         SHARES       SHARES           SHARES
                                       ----------   ----------   -------------------
                                       PERCENTAGE   PERCENTAGE       PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF         OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD           RECORD
------------------------------------   ----------   ----------   -------------------
AIM Conservative Asset Allocation
Fund
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100            --           --             81.60%
Houston, TX  77046-1113

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration               7.88%          --                --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

FIIOC Agent
Employee Benefit Plans                     --           --              7.20%
100 Magellan Way KW1C
Covington, KY  41015-1987

AIM MONEY MARKET FUND



                                        AIM CASH                                            INVESTOR    INSTITUTIONAL
                                         RESERVE      CLASS B      CLASS C      CLASS R      CLASS         CLASS
                                         SHARES       SHARES       SHARES       SHARES       SHARES        SHARES*
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD       RECORD       RECORD        RECORD
-----------------------------------    ----------   ----------   ----------   ----------   ----------   -------------
AMVESCAP National Trust Company
FBO Itasca Bank & Trust Co.
401 (K) Plan
P. O. Box 105779                            --           --          --         10.16%         --             --
Atlanta, GA  30348-5779

AMVESCAP National Trust Company
FBO Santa's Best 401(k) & PS Plan           --           --          --         10.69%         --             --
P.O. Box 105779
Atlanta, GA  30348-5779

MG Trust Co. Cust.
FBO New Hermes Inc. DBA Gravograph          --           --          --          9.81%         --             --
700 17th St., Ste 300
Denver, CO  80202-3531

MG Trust Co. Cust
Irvine Compiler Corp PROF SHR               --           --          --          5.72%         --             --
700 17th St., Ste 300
Denver, CO  80202-3531


* As of the date of this Statement of Additional Information, Institutional Class shares have not commenced operations.

AIM MUNICIPAL BOND FUND


                                        CLASS A      CLASS B      CLASS C     INVESTOR CLASS
                                         SHARES       SHARES       SHARES         SHARES
                                       ----------   ----------   ----------   --------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF       OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD         RECORD
-----------------------------------    ----------   ----------   ----------   --------------
Charles Schwab & Co. Inc.
ATTN:  Mutual Funds
101 Montgomery Street                      --           --           --            5.57%
San Francisco, CA  94104-4122

Citigroup Global Markets
Attn: Cindy  Tempesta                      --         6.37%          --              --
333 West 34th St.,
New York, NY 10001-2402

Gary T. Crum
11 E. Greenway Plaza, Suite 2600         5.20%*         --           --              --
Houston, TX  77046-1100

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                 --         7.28%       15.16%             --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Morgan Stanley DW
ATTN:  Mutual Fund Operations              --           --         6.78%             --
3 Harborside Place Fl 6
Jersey City, NJ  07311-3907


* Owned of record and beneficially.

AIM REAL ESTATE FUND


                                                                                            INVESTOR
                                        CLASS A       CLASS B      CLASS C      CLASS R      CLASS      INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
AIM Growth Allocation Fund
C/O A I M Advisors, Inc.
11 E. Greenway Plaza, Suite 100            --            --           --          --           --           51.57%
Houston, TX  77046-1113

                                                                                            INVESTOR
                                        CLASS A       CLASS B      CLASS C      CLASS R      CLASS      INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Charles Schwab & Co Inc.
101 Montgomery Street                   16.91%           --           --          --        10.68%            --
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                 --            --        16.23%         --           --             --
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Attn: Frank Rossi (CFO)
First Clearing LLC                         --            --                       --           --          28.33%
American Arbitration Association

Attn: Frank Rossi (CFO)
First Clearing LLC
WBNA Collateral Account                    --            --           --                       --          10.30%
American Arbitration
335 Madison Ave. 10th Floor

Wells Fargo Bank NA FBO RETPLAN SVCS
P. O. Box 1533                             --            --           --          --           --           5.63%
Minneapolis MN  55480-1533

Wilmington Trust Trustco TTEE
FBO C J Duffey Paper 401K
c/o Mutual Funds                           --            --           --        6.44%          --             --
P. O. Box 8971
Wilmington, DE  19899-8971

Nationwide Trust Company FSB
C/O IPO Portfolio Accounting             5.28%
PO Box 182029
Columbus OH 43218-2029

                                                                                            INVESTOR
                                        CLASS A       CLASS B      CLASS C      CLASS R      CLASS      INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Citigroup Global Markets
Attn Cindy Tempesta 7th Fl                                          8.05%
333 W 34th St.
New York, NY 10001-2402


AIM SHORT TERM BOND FUND


                                        CLASS A      CLASS C      CLASS R     INSTITUTIONAL
                                         SHARES       SHARES       SHARES     CLASS SHARES
                                       ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD        RECORD
------------------------------------   ----------   ----------   ----------   -------------
Cornerstone Construction & Interior
David F Woodyard
217 Braxton Way                                                    8.64%
Edgewater MD 21037-1843

JT Gourcher
James T. Gourcher                                                  6.86%*
2525 Lower Marlboro Rd
Owings MD 20736-4238

Reza Jahansouz
815 San Luis Rd.                                                   6.09%*
Berkely CA 94707-2031

AMVESCAP National Trust Company
Bay Farm Montessori Academy
Marcia Gardere                                                     6.07%
145 Loring St.
Duxbury MA 02332-4823

Central Mouldings Corp
David F. McGraw                                                    5.55%
10 Timkak Ln
Pennington NJ 08534-9620

Central Mouldings Corp
George R Hyman                                                     5.55%
8 Revere CT
Trenton NJ  08626-3608

                                        CLASS A      CLASS C      CLASS R     INSTITUTIONAL
                                         SHARES       SHARES       SHARES     CLASS SHARES
                                       ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD        RECORD
------------------------------------   ----------   ----------   ----------   -------------
AIM Conservative Asset Allocation
Fund
C/O A I M Advisors, Inc.                   --           --           --          45.66%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

AIM Moderate Asset Allocation Fund
C/O. A I M Advisors, Inc.                  --           --           --          48.07%
11 E. Greenway Plaza, Ste 100
Houston, TX  77046-1113

MG Trust Co, Cust.
Cardiac Solutions 401(K) Plan              --           --        14.55%            --
700 17th Street, Suite 300
Denver, CO  80202-3531

Roseann Parisi
459 Main Street                            --           --        12.02%*           --
Thomaston, ME  04861-3905

Susan Parrish
105 Grand Avenue                           --           --        10.88%*           --
Suwanee, GA  30024-4287

AIM Omnibus Account for 529 Plan
1-3 years to College Portfolio
Attn: Chuck Kirby, 7th Floor             18.02%
11 E Greenway Plaza
Houston TX 77046

AIM Omnibus Account for 529 Plan
College Now Portfolio
Attn: Chuck Kirby, 7th Floor             9.01%
11 E Greenway Plaza
Houston TX  77046-1100


* Owned of record and beneficially

AIM TOTAL RETURN BOND FUND


                                        CLASS A       CLASS B      CLASS C     CLASS R     INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
AIM Conservative Asset Allocation
Fund
C/O A I M Advisors, Inc.
11 Greenway Plaza, Suite 100               --            --           --           --          15.20%
Houston , TX  77046

AIM Moderate Asset Allocation Fund
C/O A I M Advisors, Inc.                   --            --           --           --          79.99%
11 Greenway Plaza, Suite 100
Houston , TX  77046

Coinage of America
Gregory A. Howe                            --            --           --        11.74%            --
2219 E. Thousand Oaks Blvd #251
Thousand Oaks, CA  91362-2930

Craven H. Crowell, Jr.
401(k) Plan
Craven Crowell Trustee                     --            --           --         8.73%            --
301 Heathermoor Drive
Knoxville, TN  37922-2558

MG Trust Co. Cust.
Clore Automotive 401(k)
700 17th St., Ste. 300                     --            --           --        12.80%            --
Denver, CO  80202-3531

MG Trust Co. Cust FBO
Harmony Printing & Development             --            --           --        10.62%            --
700 17th St., Ste 300
Denver, CO  80202-3531

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                 --          6.84%        5.62%          --             --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Roseann Parisi
459 Main Street                            --            --           --         9.98%*           --
Thomaston, ME  04861-3905

                                        CLASS A       CLASS B      CLASS C     CLASS R     INSTITUTIONAL
                                         SHARES       SHARES       SHARES       SHARES      CLASS SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
          PRINCIPAL HOLDER               RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
AIM Omnibus Account for 529 Plan
4-6 Years to College Portfolio
Attn: Chuck Kirby, 7th Floor             9.07%
11 E Greenway Plz
Houston TX 77046

AIM Omnibus Account for 529 Plan
7-9 Years to College Portfolio
Attn: Fund Accounting                    6.90%
11 E Greenway Plz
Houston TX 77046

AIM Omnibus Account for 529 Plan
1-3 Years to College Portfolio
Attn: Chuck Kirby 7th Floor              6.81%
11 E Greenway Plz
Houston TX 77046

AIM Omnibus Account for 529 Plan
Growth Portfolio
Attn: Chuck Kirby 7th Floor              5.18%
11 E Greenway Plz.
Houston TX 77046-100

AIM Omnibus Account for 529 Plan
Balanced Portfolio
Attn: Chuck Kirby 7th Floor              5.04%
11 E Greenway Plz.
Houston TX 77046-100

Robert M Branyon
2484 Bentridge CT                                                                6.70%*
Orange Park FL 32065-5701

North Country Land Inc. RWL Inc.
401(K) Plan
Karen James Trustee                                                              5.30%
483 Old Meetinghouse Rd.
Porter ME 04068

DRH LLC
Andrew S. Steinberg                                                             6.88%
5350 W. Atlantic Ave. Ste. 100
Delray Beach, FL 33484-8112


* Owned by record and beneficially.

MANAGEMENT OWNERSHIP


As of September 28, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.73% of the outstanding AIM Cash Reserve shares of AIM Money Market Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

     For the last three fiscal years ended July 31, the management fees payable by the Fund, the amounts waived by AIM and the net fee paid by the Fund were as follows:


                                2005                                 2004                                 2003
                ------------------------------------  ------------------------------------  -------------------------------------
                                            NET                                    NET                                   NET
                 MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT
  FUND NAME     FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS    FEE PAID
--------------  -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------   ----------
 AIM Global
Real Estate
   Fund(1)      $   32,764   $  (32,764)          --          N/A          N/A        N/A           N/A          N/A          N/A

 AIM High
Yield Fund       6,316,734      (11,191)  $6,305,543   $7,060,337  $    (6,992) $7,053,345  $ 5,533,331  $    (8,331)  $5,525,000

AIM Income
  Fund           2,997,579         (947)   2,996,632    3,335,042         (859)  3,334,183    2,412,877       (1,545)   2,411,332

    AIM
Intermediate
 Government
   Fund          3,754,626      (61,701)   3,692,925    4,380,063      (11,188)  4,368,875    5,335,975      (22,714)   5,313,261

AIM Limited
  Maturity
Treasury Fund      738,421           --      738,421    1,064,847           --   1,064,847    1,392,547           --    1,392,547

  AIM Money
 Market Fund     5,223,551   (1,302,505)   3,921,046    8,403,115   (8,403,115)         --   10,145,165   (2,809,789)   7,335,376

   AIM Real
 Estate Fund    10,025,622   (1,213,169)   8,812,453    5,126,831       (6,438)  5,120,393    2,327,770           --    2,327,770

  AIM Short
Term Bond Fund   1,218,445         (577)   1,217,868    1,384,347         (837)  1,383,510      598,592         (761)     597,831

  AIM Total
Return Bond
   Fund            733,170       (1,660)     731,510      443,190     (386,506)     56,684      306,590     (266,097)      40,493



(1)    Commenced operations on April 29, 2005.

                                   APPENDIX H
                               PORTFOLIO MANAGERS

                               As of July 31, 2005

                            INVESTMENTS IN EACH FUND


NAME OF PORTFOLIO MANAGER                                      DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------                                      -------------------------------------------
                              AIM GLOBAL REAL ESTATE FUND
Mark Blackburn                                                                None
Joe V. Rodriguez, Jr.                                                         None
James W. Trowbridge                                                           None
                                 AIM HIGH YIELD FUND
Peter Ehret                                                           $100,001 - $500,000
Carolyn L. Gibbs                                                      $100,001 - $500,000
Darren S. Hughes                                                      $ 10,001 - $ 50,000
                                  AIM INCOME FUND
Jan H. Friedli                                                         $ 10,001 - $50,000
Carolyn L. Gibbs                                                              None
Scot W. Johnson                                                               None
                            AIM INTERMEDIATE GOVERNMENT FUND
Clint W. Dudley                                                           $1 - $10,000
Scot W. Johnson                                                         $10,001 - $50,000
                           AIM LIMITED MATURITY TREASURY FUND
Clint W. Dudley                                                           $1 - $10,000
Scot W. Johnson                                                           $1 - $10,000
                                 AIM REAL ESTATE FUND
Mark Blackburn                                                                None
Joe V. Rodriguez, Jr.                                                         None
James W. Trowbridge                                                           None
                                AIM SHORT TERM BOND FUND
Jan H. Friedli                                                         $10,001 - $50,000
Scot W. Johnson                                                               None



(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

 NAME OF PORTFOLIO MANAGER            DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
 -------------------------            -------------------------------------------
                     AIM TOTAL RETURN BOND FUND
                     --------------------------
Jan H. Friedli                                     $10,001 - $50,000
Scot W. Johnson                                    $10,001 - $50,000



DESCRIPTION OF COMPENSATION STRUCTURE



AIM ADVISORS, INC.



     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.



     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.



INVESCO INSTITUTIONAL, (N.A.) INC.



Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups.. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS



                               As of July 31, 2005



     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.



                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
 NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
----------------------------    ---------------------------------------------------------------
                                AIM GLOBAL REAL ESTATE FUND
Mark Blackburn                  6 Registered Mutual Funds with $3,285,476,747 in total
                                assets under management

                                7 Unregistered Pooled Investment Vehicles with
                                $560,635,367 in total assets under management

                                52 Other Accounts with $2,993,486,443 in total assets
                                under management

Joe V. Rodriguez, Jr.           6 Registered Mutual Funds with $3,285,476,747 in total
                                assets under management

                                7 Unregistered Pooled Investment Vehicles with
                                $560,635,367 in total assets under management

                                52 Other Accounts with $2,993,486,443 in total assets
                                under management

James W. Trowbridge             6 Registered Mutual Funds with $3,285,476,747 in total
                                assets under management

                                7 Unregistered Pooled Investment Vehicles with
                                $560,635,367 in total assets under management

                                52 Other Accounts with $2,993,486,443 in total assets
                                under management

                                AIM HIGH YIELD FUND

Peter Ehret                     1 Registered Mutual Fund with $75,211,660 in total assets
                                under management

                                1 Unregistered Pooled Investment Vehicle with $9,705,166
                                in total assets under management

Carolyn L. Gibbs                3 Registered Mutual Funds with $811,911,712 in total
                                assets  under management

                                1 Unregistered Pooled Investment Vehicle with $9,705,166
                                in total assets under management

                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
 NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
----------------------------    ---------------------------------------------------------------
Darren S. Hughes                1 Registered Mutual Fund with $75,211,660 in total assets under management

                                1 Unregistered Pooled Investment Vehicle with $9,705,166
                                in total assets under management

                                AIM INCOME FUND

Jan H. Friedli                  6 Registered Mutual Funds with $2,826,759,161 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

Carolyn L. Gibbs                3 Registered Mutual Funds with $1,218,797,465 in total
                                assets under management

                                1 Unregistered Pooled Investment Vehicle with $9,705,166
                                in total assets under management

Scot W. Johnson                 9 Registered Mutual Funds with $4,727,365,328 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

                                AIM INTERMEDIATE GOVERNMENT FUND

Clint W. Dudley                 2 Registered Mutual Funds with $1,069,611,012 in total
                                assets under management

Scot W. Johnson                 9 Registered Mutual Funds with $4,572,922,772 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

                                AIM LIMITED MATURITY TREASURY FUND

Clint W. Dudley                 2 Registered Mutual Funds with $1,607,539,173 in total
                                assets under management

Scot W. Johnson                 9 Registered Mutual Funds with $5,110,850,933 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
 NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
----------------------------    ---------------------------------------------------------------
                                AIM REAL ESTATE FUND

Mark Blackburn                  6 Registered Mutual Funds with $1,848,008,116 in total
                                assets under management

                                7 Unregistered Pooled Investment Vehicles with
                                $560,635,367 in total assets under management

                                52 Other Accounts with $2,993,486,443 in total assets
                                under management

Joe V. Rodriguez, Jr.           6 Registered Mutual Funds with $1,848,008,116 in total
                                assets under management

                                7 Unregistered Pooled Investment Vehicles with
                                $560,635,367 in total assets under management

                                52 Other Accounts with $2,993,486,443 in total assets
                                under management

James W. Trowbridge             6 Registered Mutual Funds with $1,848,008,116 in total
                                 assets under management

                                7 Unregistered Pooled Investment Vehicles with
                                $560,635,367 in total assets under management

                                52 Other Accounts with $2,993,486,443 in total assets
                                under management

                                AIM SHORT TERM BOND FUND

Jan H. Friedli                  6 Registered Mutual Funds with $3,245,901,932 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

Scot W. Johnson                 9 Registered Mutual Funds with $5,213,798,687 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
 NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
----------------------------    ---------------------------------------------------------------
                                AIM TOTAL RETURN BOND FUND

Jan H. Friedli                  6 Registered Mutual Funds with $3,313,192,521 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management

Scot W. Johnson                 9 Registered Mutual Funds with $5,213,798,687 in total
                                assets under management

                                2 Unregistered Pooled Investment Vehicles with
                                $620,005,872 in total assets under management



POTENTIAL CONFLICTS OF INTEREST



     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.



- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.



     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

      The Fund paid AIM the following amounts for administrative services for the last three fiscal years ended July 31:


      FUND NAME            2005          2004         2003
---------------------    ---------    ----------    ----------
AIM Global Real
Estate Fund(1)           $  12,877           N/A           N/A
AIM High Yield Fund        316,855    $  345,709    $  245,247
AIM Income Fund            207,412       227,922       152,317
AIM Intermediate
Government Fund            259,736       301,305       348,927
AIM Limited Maturity
Treasury Fund              104,919       143,523       174,870
AIM Money Market
Fund                       350,405       398,878       406,127
AIM Real Estate
Fund                       306,210       164,380        79,487
AIM Short Term Bond
Fund(1)                    100,061        87,141        45,890
AIM Total Return Bond
Fund                        50,000        50,000        50,000


(1)   Commenced operations on April 29, 2005.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended July 31 were as follows:


             FUND                         2005          2004          2003
----------------------------------    -----------    ----------    -----------
AIM Global Real Estate Fund(2)        $    25,786          N/A             N/A
AIM High Yield Fund(3),                     8,499    $ 132,149     $    38,526
AIM Income Fund(4)                            195        4,728           7,300
AIM Intermediate Government Fund              -0-          -0-             -0-
AIM Limited Maturity Treasury Fund            -0-          -0-             -0-
AIM Money Market Fund                         -0-          -0-             -0-
AIM Real Estate Fund(5)                 1,714,882       19,550       1,059,539
AIM Short Term Bond Fund                      -0           -0-             -0-
AIM Total Return Bond Fund                    -0-          -0-             -0-


(1) Disclosure regarding brokerage commissions paid on agency trades and designated as such on the trade confirm.


(2)   Commenced operations on April 29, 2005.



(3) The decrease in brokerage commissions paid by AIM High Yield Fund for the fiscal year ended July 31, 2005, as compared to the two prior fiscal years ended July 31, 2004 and July 31, 2003, was due to a decrease in equity trading activity.



(4) The decrease in brokerage commissions paid by AIM Income Fund for the fiscal year ended July 31, 2005, as compared to the two prior fiscal years ended July 31, 2004 and July 31, 2003, was due to reduced activity in equity trades.



(5) The increase in brokerage commissions paid by AIM Real Estate Fund for the fiscal years ended July 31, 2005, as compared to the two prior fiscal years ended July 31, 2004 and July 31, 2003, was due to increased asset levels. The investment of additional cash generated more commissions.

                                   APPENDIX K

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS


      During the last fiscal year ended July 31, 2005, none of the Funds, except AIM Real Estate Fund and AIM High Yield paid directed brokerage commissions. AIM Real Estate Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:



                                                 Related
         Fund            Transactions     Brokerage Commissions
         ----            ------------     ---------------------
AIM Real Estate Fund    $  823,620,954         $  1,208,549
AIM High Yield Fund          1,753,992                3,260



(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with certain brokers that provide execution, research and other services.



      During the last fiscal year ended July 31, 2005, none of AIM Global Real Estate Fund, AIM High Yield Fund, AIM Intermediate Government Fund, AIM Limited Maturity Treasury Fund or AIM Real Estate Fund purchased securities of their "regular" brokers or dealers.



      During the last fiscal year ended July 31, 2005, the following Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:



                     Fund                                  Security                        Market Value
                    ------                                 --------                        ------------
                                                                                       (as of July 31, 2005)
AIM Income Fund
         Goldman Sachs Capital I                Guaranteed Subordinated Trust               $   3,418,400
                                                Preferred Bonds
AIM Money Market Fund
         Goldman Sachs Group, Inc. (The)        Promissory Notes                            $  50,000,000
         Merrill Lynch Mortgage Capital, Inc.   Master Note Agreements                         60,000,000

AIM Short Term Bond Fund
         Lehman Brothers Inc.                   Senior Unsecured Subordinated Notes         $     718,851
         Merrill Lynch & Co., Inc.              Series B, Medium Term Notes                       693,988

AIM Total Return Bond Fund
         Goldman Sachs Capital I                Guaranteed Subordinated Trust               $     373,888
                                                Preferred Bonds
         Lehman Brothers Inc.                   Senior Unsecured Subordinated Notes               154,040
         Merrill Lynch & Co., Inc.              Series C, Senior Floating Rate                     49,961
                                                Medium Term Notes

                                   APPENDIX L


                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS


      The average annual total returns for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                    PERIODS ENDED
                                                    JULY 31, 2005
                                                                            SINCE      INCEPTION
INSTITUTIONAL CLASS SHARES:            1 YEAR      5 YEARS    10 YEARS    INCEPTION      DATE
--------------------------             ------      -------    --------    ---------    --------
AIM Global Real Estate Fund(1)             N/A       N/A          N/A        9.33%(1)   04/29/05
AIM High Yield Fund(2)                   11.99%     1.09%        2.53%        N/A       07/11/78(2)
AIM Income Fund(3)                        6.27      4.81         5.26         N/A       05/03/68(3)
AIM Intermediate Government Fund(4)       2.87      5.29         5.38         N/A       04/28/87(4)
AIM Limited Maturity Treasury Fund        0.93      3.79         4.60         N/A       07/13/87
AIM Money Market Fund(5)                  1.51      1.77         3.18         N/A       10/16/93(5)
AIM Real Estate Fund(2)                  42.56     21.58          N/A       13.70       12/31/96(2)
AIM Short Term Bond Fund(6)               2.42       N/A          N/A        2.61       08/30/02(6)
AIM Total Return Bond Fund(2)             4.73       N/A          N/A        5.66       12/31/01(2)



(1)   Commenced operations on April 29, 2005. Returns are cumulative



(2) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.



(3) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.



(4) The returns shown for these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 29, 2005.



(5) The returns shown for these periods are the restated historical performance of the Fund's AIM Cash Reserve Shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. Institutional Class shares would have different returns because although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's AIM Cash Reserve Shares. The Institutional Class shares have not commenced operations.



(6) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class C shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date of the Fund's Institutional Class shares is April 30, 2004.


CUMULATIVE TOTAL RETURNS

      The cumulative total returns for each Fund with respect to its Institutional Class shares for the one, five and ten year periods (or since inception, if less than ten years), ended July 31 are as follows:


                                                               PERIODS ENDED
                                                               JULY 31, 2005
                                         ------------------------------------------------------------
                                                                               SINCE       INCEPTION
INSTITUTIONAL CLASS SHARES:              1 YEAR      5 YEARS     10 YEARS    INCEPTION       DATE
--------------------------               ------      -------     --------    ---------    -----------
AIM Global Real Estate Fund(1)             N/A          N/A          N/A         9.33%    04/29/05
AIM High Yield Fund(2)                   11.99%        5.59%       28.43%         N/A     07/11/78(2)
AIM Income Fund(3)                        6.27        26.45        66.97          N/A     05/03/68(3)
AIM Intermediate Government Fund(4)       2.87        29.41        68.85          N/A     04/28/87(4)
AIM Limited Maturity Treasury Fund        0.93        20.47        56.76          N/A     07/13/87
AIM Money Market Fund(5)                  1.51         9.16        36.69          N/A     10/16/93(5)
AIM Real Estate Fund(2)                  42.56       165.68          N/A       200.93     12/31/96(2)
AIM Short Term Bond Fund(6)               2.42          N/A          N/A         7.79     08/30/02(6)
AIM Total Return Bond Fund(2)             4.73          N/A          N/A        21.78     12/31/01(2)



(1)   Commenced operations on April 29, 2005.



(2) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.



(3) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.



(4) The returns shown for the these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 29, 2005.



(5) The returns shown for these periods are the restated historical performance of the Fund's AIM Cash Reserve Shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to AIM Cash Reserve Shares. Institutional Class shares would have different returns because although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's AIM Cash Reserve Shares. The Institutional Class shares have not commenced operations.



(6) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class C shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class C shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION)

      The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31 are as follows:


                                                             PERIODS ENDED
                                                             JULY 31, 2005
                                           ----------------------------------------------------
                                                                           SINCE       INCEPTION
INSTITUTIONAL CLASS SHARES:                1 YEAR    5 YEARS   10 YEARS  INCEPTION       DATE
-----------------------------------        ------    -------   --------  ---------    -----------
AIM Global Real Estate Fund(1)               N/A        N/A       N/A       9.23%(1)  04/29/05
AIM High Yield Fund(2)                      9.28%     -2.53%    -1.27%       N/A      07/11/78(2)
AIM Income Fund(3)                          3.92       2.36      2.60        N/A      05/03/68(3)
AIM Intermediate Government Fund(4)         0.92       3.31      3.04        N/A      04/28/87(4)
AIM Limited Maturity Treasury Fund          0.09       2.46      2.82        N/A      07/13/87
AIM Real Estate Fund(2)                    40.84      20.13       N/A      11.93      12/31/96(2)
AIM Short Term Bond Fund(5)                 1.28        N/A       N/A       1.58      08/30/02(5)
AIM Total Return Bond Fund(2)               3.14        N/A       N/A       4.08      12/31/01(2)



(1)   Commenced operations on April 29, 2005. Returns are cumulative



(2) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.



(3) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.



(4) The returns shown for the these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 29, 2005.



(5) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class C shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class C shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

      The average annual total returns (after taxes on distributions and redemption)for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended July 31are as follows:

                                                                    PERIODS ENDED
                                                                    JULY 31, 2005
                                           ---------------------------------------------------------------
                                                                                      SINCE       INCEPTION
INSTITUTIONAL CLASS SHARES:                1 YEAR       5 YEARS        10 YEARS     INCEPTION       DATE
----------------------------------         ------       -------        --------     ---------    -----------
AIM Global Real Estate Fund(1)               N/A            N/A           N/A          6.06%(1)  04/29/05
AIM High Yield Fund(2)                      7.72%         -1.38%        -0.17%          N/A      07/11/78(2)
AIM Income Fund(3)                          4.05           2.59          2.83           N/A      05/03/68(3)
AIM Intermediate Government Fund(4)         1.59           3.30          3.12           N/A      04/28/87(4)
AIM Limited Maturity Treasury Fund          0.60           2.43          2.81           N/A      07/13/87
AIM Real Estate Fund(2)                    28.01          18.13           N/A         10.90      12/31/96(2)
AIM Short Term Bond(5)                      1.57            N/A           N/A          1.62      08/30/02(5)
AIM Total Return Bond Fund(2)               3.11            N/A           N/A          3.90      12/31/01(2)



(1)   Commenced operations on April 29, 2005. Returns are cumulative



(2) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.



(3) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.



(4) Te returns shown for the these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. Institutional Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Institutional Class has a different expense structure. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is April 29, 2005.



(5) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The return shown for the other period is the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Fund's Class C shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class C shares. If the effect of the Institutional Class shares' total expenses was reflected, the returns would be higher than those shown because the Institutional Class shares have lower total expenses. The inception date shown in the table is that of the Fund's Class C shares. The inception date of the Fund's Institutional Class shares is April 30, 2004.

YIELDS

      The 30-day SEC yields for each of the named Funds are as follows:


                                           30 DAYS ENDED
                                           JULY 31, 2005
                                        INSTITUTIONAL CLASS
                                        -------------------
AIM Global Real Estate Fund(1)               1.50%
AIM High Yield Fund                          6.65
AIM Income Fund(2)                            N/A
AIM Intermediate Government Fund(1)          4.31
AIM Limited Maturity Treasury Fund           3.31
AIM Real Estate Fund                         1.89
AIM Short Term Bond Fund                     4.39
AIM Total Return Bond Fund                   4.11



(1)   Commenced operations on April 29, 2005.



(2)   Commenced sales on October 25, 2005.


DISTRIBUTION RATES

      The distribution rates at offering price for each of the named Funds are as follows:


                                         30 DAYS ENDED
                                         JULY 31, 2005
           30-DAY:                    INSTITUTIONAL CLASS
-----------------------------------   -------------------
AIM Global Real Estate Fund(1)               1.07%
AIM High Yield Fund                          7.63
AIM Income Fund(2)                            N/A
AIM Intermediate Government Fund(1)          5.48
AIM Short Term Bond Fund                     3.56
AIM Total Return Bond Fund                   3.75



                                        90 DAYS ENDED
                                        JULY 31, 2005
      90-DAY:                         INSTITUTIONAL CLASS
--------------------                  -------------------
AIM Real Estate Fund                         2.33%



                                        12 MONTHS ENDED
            12-MONTH:                    JULY 31, 2005
----------------------------------      ---------------
AIM Limited Maturity Treasury Fund           2.29%



(1)   Commenced operations on April 29, 2005.



(1)   Commenced sales on October 25, 2005.


As of the date of this Statement of Additional Information, the Institutional Class shares of AIM Money Market Fund have not commenced operations.

                                  APPENDIX M-1
                               PENDING LITIGATION


                                  APPENDIX N-1
                    PENDING LITIGATION ALLEGING MARKET TIMING


      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of September 20, 2005 (with the exception of the Sayegh lawsuit discussed below).


      RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

      MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD
      J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

      RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
      V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND
      L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT,

      BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

      L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
      Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM

      INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange

      Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

      STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO

      LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

      PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements;

      return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

      LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND,

      INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

      SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

      HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS. ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.


      Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al. consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

      RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL
      D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE
      C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)
      (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.


      CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM
      J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN

      IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.


      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



      On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

                                  APPENDIX M-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



      The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of September 20, 2005.



      T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. On September 20, 2005, the Court consolidated the nine cases on this subject matter, including the case against AIM.


      JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX M-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES



      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of September 20, 2005.


      All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed.

      RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX M-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES



      The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of September 20, 2005.


      By order of the United States District Court for the Southern District of Texas, Houston Division, the Lieber lawsuit discussed below has been consolidated for pre-trial purposes into the Zucker lawsuit discussed below and administratively closed.

      LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.


      STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.


      HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a) (2) and 17(a) (3) of the Securities Act of 1933; and
      Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX M-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS



      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of September 20, 2005.


      By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG.

      JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND,

      INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
      H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
      V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE

      FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM

      INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
      K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS
      F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE

      INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX M-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS


      The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was dismissed by the Court on August 12, 2005.

            AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS

                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Global Real Estate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period April 29, 2005 (date operations commenced) through July 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN REAL ESTATE INVESTMENT TRUSTS, COMMON
  STOCKS & OTHER EQUITY INTERESTS-43.88%

AUSTRALIA-6.82%

CFS Gandel Retail Trust (Retail)(a)               250,900   $   325,921
-----------------------------------------------------------------------
Macquarie Goodman Group (Industrials)(a)           79,100       242,823
-----------------------------------------------------------------------
Multiplex Group (Office)(a)                        34,600        79,168
-----------------------------------------------------------------------
Stockland (Diversified)(a)                         96,400       416,385
-----------------------------------------------------------------------
Westfield Group (Retail)(a)                        99,800     1,355,933
=======================================================================
                                                              2,420,230
=======================================================================

BERMUDA-2.12%

Hongkong Land Holdings Ltd. (Office)(a)           232,000       754,890
=======================================================================

CANADA-3.47%

Boardwalk Real Estate Investment Trust
  (Residential)                                     9,100       148,656
-----------------------------------------------------------------------
Brookfield Properties Corp. (Office)                9,700       280,391
-----------------------------------------------------------------------
Calloway Real Estate Investment Trust
  (Diversified)                                     5,200       100,789
-----------------------------------------------------------------------
Cominar Real Estate Investment Trust
  (Diversified)                                     9,500       148,828
-----------------------------------------------------------------------
O&Y Real Estate Investment Trust (Office)           2,200        26,774
-----------------------------------------------------------------------
RioCan Real Estate Investment Trust (Retail)       16,800       293,654
-----------------------------------------------------------------------
Summit Real Estate Investment Trust
  (Industrials)                                    13,000       233,497
=======================================================================
                                                              1,232,589
=======================================================================

FINLAND-0.77%

Citycon Oyj (Retail)(a)                            36,200       139,889
-----------------------------------------------------------------------
Sponda Oyj (Office)(a)                             12,500       132,233
=======================================================================
                                                                272,122
=======================================================================

FRANCE-1.72%

Klepierre (Retail)(a)                                 900        86,411
-----------------------------------------------------------------------
Societe Immobiliere de Location pour
  I'Industrie et le Commerce (Office)(a)            2,000       205,558
-----------------------------------------------------------------------
Unibail (Diversified)(a)                            2,300       317,952
=======================================================================
                                                                609,921
=======================================================================

GERMANY-0.26%

IVG Immobilien A.G. (Diversified)(a)                4,500        91,035
=======================================================================

HONG KONG-5.49%

Hang Lung Properties Ltd. (Retail)(a)             185,000       293,159
-----------------------------------------------------------------------
Henderson Land Development Co. Ltd.
  (Residential)(a)                                 42,000       211,662
-----------------------------------------------------------------------
Hysan Development Co. Ltd. (Diversified)(a)       141,000       332,035
-----------------------------------------------------------------------
Sino Land Co. Ltd. (Diversified)(a)                80,000        94,155
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Residential)(a)      99,000     1,018,363
=======================================================================
                                                              1,949,374
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

ITALY-0.41%

Beni Stabili S.p.A. (Office)(a)                   131,000   $   145,411
=======================================================================

JAPAN-6.34%

AEON Mall Co., Ltd. (Retail)(a)                     2,900        94,972
-----------------------------------------------------------------------
Japan Real Estate Investment Corp.
  (Office)(a)                                          15       128,227
-----------------------------------------------------------------------
Japan Retail Fund Investment Corp.
  (Retail)(a)                                          14       119,450
-----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Office)(a)            51,000       564,407
-----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Diversified)(a)          60,000       680,777
-----------------------------------------------------------------------
Nippon Building Fund Inc. (Office)(a)                  23       198,755
-----------------------------------------------------------------------
NTT Urban Development Corp. (Office)(a)                25       104,689
-----------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.
  (Diversified)(a)                                 24,000       263,539
-----------------------------------------------------------------------
TOKYU REIT, Inc. (Diversified)(a)                      14        95,322
=======================================================================
                                                              2,250,138
=======================================================================

NETHERLANDS-1.33%

Rodamco Europe N.V. (Retail)(a)                     4,200       355,896
-----------------------------------------------------------------------
VastNed Retail N.V. (Retail)(a)                     1,700       116,944
=======================================================================
                                                                472,840
=======================================================================

SINGAPORE-1.41%

Ascendas Real Estate Investment Trust
  (Industrials)(a)                                 92,000       130,310
-----------------------------------------------------------------------
CapitaCommercial Trust (Office)(a)                 50,000        45,602
-----------------------------------------------------------------------
CapitaLand Ltd. (Residential)(a)                   43,000        72,953
-----------------------------------------------------------------------
CapitaMall Trust (Retail)(a)                       79,000       122,856
-----------------------------------------------------------------------
Keppel Land Ltd. (Office)(a)                       26,200        50,666
-----------------------------------------------------------------------
Singapore Land Ltd. (Office)(a)                    23,000        79,932
=======================================================================
                                                                502,319
=======================================================================

SPAIN-1.23%

Inmobiliaria Colonial, S.A. (Office)(a)             8,100       437,135
=======================================================================

SWEDEN-0.45%

Castellum A.B. (Diversified)(a)                     3,800       159,667
=======================================================================

UNITED KINGDOM-12.06%

British Land Co. PLC (Diversified)(a)              43,800       645,670
-----------------------------------------------------------------------
Brixton PLC (Industrials)(a)                       21,800       135,523
-----------------------------------------------------------------------
Capital & Regional PLC (Retail)(a)                 29,300       398,074
-----------------------------------------------------------------------
Derwent Valley Holdings PLC (Office)(a)            23,300       498,582
-----------------------------------------------------------------------
Hammerson PLC (Retail)(a)                          33,700       507,545
-----------------------------------------------------------------------
Land Securities Group PLC (Diversified)(a)         49,200     1,202,813
-----------------------------------------------------------------------
Liberty International PLC (Retail)(a)              18,800       318,538
-----------------------------------------------------------------------
Quintain Estates & Development PLC
  (Diversified)(a)                                 16,700       163,695
-----------------------------------------------------------------------
Shaftesbury PLC (Retail)(a)                        29,400       192,220
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Unite Group PLC (Residential)(a)                   20,500   $   109,709
-----------------------------------------------------------------------
Workspace Group PLC (Office)(a)                    24,600       109,679
=======================================================================
                                                              4,282,048
=======================================================================
    Total Foreign Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $15,262,565)                           15,579,719
=======================================================================

DOMESTIC REAL ESTATE INVESTMENT TRUSTS,
  COMMON STOCKS & OTHER EQUITY
  INTERESTS-44.46%

DIVERSIFIED-2.74%

Colonial Properties Trust                           3,700       175,454
-----------------------------------------------------------------------
Public Storage, Inc.                                5,400       360,450
-----------------------------------------------------------------------
Ventas, Inc.                                       13,500       435,915
=======================================================================
                                                                971,819
=======================================================================

HOTELS-4.96%

Hilton Hotels Corp.                                24,700       611,325
-----------------------------------------------------------------------
Host Marriott Corp.                                36,200       675,130
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(b)        7,500       474,900
=======================================================================
                                                              1,761,355
=======================================================================

INDUSTRIALS-4.99%

Catellus Development Corp.                          7,500       270,450
-----------------------------------------------------------------------
CenterPoint Properties Trust                       13,700       600,882
-----------------------------------------------------------------------
ProLogis                                           19,800       902,088
=======================================================================
                                                              1,773,420
=======================================================================

OFFICE-10.26%

Alexandria Real Estate Equities, Inc.               4,600       370,070
-----------------------------------------------------------------------
Arden Realty, Inc.                                  3,600       143,748
-----------------------------------------------------------------------
Boston Properties, Inc.                            12,100       921,415
-----------------------------------------------------------------------
Prentiss Properties Trust                           5,900       238,773
-----------------------------------------------------------------------
Reckson Associates Realty Corp.                     7,300       256,376
-----------------------------------------------------------------------
SL Green Realty Corp.                               6,400       446,080
-----------------------------------------------------------------------
Trizec Properties, Inc.                            22,100       485,537
-----------------------------------------------------------------------
Vornado Realty Trust                                8,800       780,032
=======================================================================
                                                              3,642,031
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

RESIDENTIAL-7.28%

Archstone-Smith Trust                              13,800   $   586,500
-----------------------------------------------------------------------
AvalonBay Communities, Inc.                         4,700       411,532
-----------------------------------------------------------------------
Camden Property Trust                               7,500       414,600
-----------------------------------------------------------------------
Equity Residential                                 17,000       686,800
-----------------------------------------------------------------------
Essex Property Trust, Inc.                          5,300       486,858
=======================================================================
                                                              2,586,290
=======================================================================

RETAIL-14.23%

Developers Diversified Realty Corp.                12,400       603,508
-----------------------------------------------------------------------
Federal Realty Investment Trust                     5,100       333,081
-----------------------------------------------------------------------
General Growth Properties, Inc.                    26,300     1,209,274
-----------------------------------------------------------------------
Macerich Co. (The)                                  9,400       660,068
-----------------------------------------------------------------------
Mills Corp. (The)                                   6,800       442,408
-----------------------------------------------------------------------
Regency Centers Corp.                               9,100       561,470
-----------------------------------------------------------------------
Simon Property Group, Inc.                         15,600     1,243,944
=======================================================================
                                                              5,053,753
=======================================================================
    Total Domestic Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $14,451,874)                           15,788,668
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-9.72%

FEDERAL HOME LOAN BANK (FHLB)-9.72%

Unsec. Disc. Notes,
  3.10%, 08/01/05 (Cost $3,451,000)(c)         $3,451,000     3,450,406
=======================================================================
TOTAL INVESTMENTS-98.06% (Cost $33,165,439)                  34,818,793
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.94%                             688,920
=======================================================================
NET ASSETS-100.00%                                          $35,507,713
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Disc.   - Discounted
REIT    - Real Estate Investment Trust
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at July 31, 2005 was $14,347,130, which represented 41.21% of the Fund's Total Investments. See Note 1A.
(b) Each unit represents one common share and one Class B share.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $33,165,439)                                  $34,818,793
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,666,866
-----------------------------------------------------------
  Dividends                                          40,573
-----------------------------------------------------------
  Fund expenses absorbed                             67,607
-----------------------------------------------------------
Other assets                                         12,142
===========================================================
    Total assets                                 36,605,981
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             993,470
-----------------------------------------------------------
  Fund shares reacquired                             21,830
-----------------------------------------------------------
Accrued distribution fees                            11,779
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              887
-----------------------------------------------------------
Accrued transfer agent fees                           3,281
-----------------------------------------------------------
Accrued operating expenses                           67,021
===========================================================
    Total liabilities                             1,098,268
===========================================================
Net assets applicable to shares outstanding     $35,507,713
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $33,753,167
-----------------------------------------------------------
Undistributed net investment income                  70,053
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign currencies       33,962
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               1,650,531
===========================================================
                                                $35,507,713
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $23,285,451
___________________________________________________________
===========================================================
Class B                                         $ 5,603,370
___________________________________________________________
===========================================================
Class C                                         $ 5,274,341
___________________________________________________________
===========================================================
Class R                                         $   688,508
___________________________________________________________
===========================================================
Institutional Class                             $   656,043
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,118,844
___________________________________________________________
===========================================================
Class B                                             510,268
___________________________________________________________
===========================================================
Class C                                             480,177
___________________________________________________________
===========================================================
Class R                                              62,670
___________________________________________________________
===========================================================
Institutional Class                                  59,691
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.99
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.99 divided by
      94.50%)                                   $     11.63
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.98
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.98
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.99
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.99
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 29, 2005 (Date operations commenced) through July 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $6,361)          $  105,378
------------------------------------------------------------------------
Interest                                                          17,464
========================================================================
    Total investment income                                      122,842
========================================================================

EXPENSES:

Advisory fees                                                     32,764
------------------------------------------------------------------------
Administrative services fees                                      12,877
------------------------------------------------------------------------
Custodian fees                                                    34,335
------------------------------------------------------------------------
Distribution fees:
  Class A                                                          7,753
------------------------------------------------------------------------
  Class B                                                          7,777
------------------------------------------------------------------------
  Class C                                                          6,040
------------------------------------------------------------------------
  Class R                                                            829
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                               8,028
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          3,513
------------------------------------------------------------------------
Reports to shareholders                                           27,468
------------------------------------------------------------------------
Professional services fees                                        49,352
------------------------------------------------------------------------
Other                                                              2,783
========================================================================
    Total expenses                                               193,519
========================================================================
Less: Fees waived and expenses reimbursed                       (120,754)
========================================================================
    Net expenses                                                  72,765
========================================================================
Net investment income                                             50,077
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                           33,962
------------------------------------------------------------------------
  Foreign currencies                                             (11,997)
========================================================================
                                                                  21,965
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,653,354
------------------------------------------------------------------------
  Foreign currencies                                              (2,823)
========================================================================
                                                               1,650,531
========================================================================
Net gain from investment securities and foreign currencies     1,672,496
========================================================================
Net increase in net assets resulting from operations          $1,722,573
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 29, 2005 (Date operations commenced) through July 31, 2005


---------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    50,077
---------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                       21,965
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             1,650,531
===========================================================================
    Net increase in net assets resulting from operations          1,722,573
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (26,478)
---------------------------------------------------------------------------
  Class B                                                            (3,958)
---------------------------------------------------------------------------
  Class C                                                            (2,875)
---------------------------------------------------------------------------
  Class R                                                            (1,312)
---------------------------------------------------------------------------
  Institutional Class                                                (1,756)
===========================================================================
    Decrease in net assets resulting from distributions             (36,379)
===========================================================================
Share transactions-net:
  Class A                                                        22,236,657
---------------------------------------------------------------------------
  Class B                                                         5,311,322
---------------------------------------------------------------------------
  Class C                                                         5,039,053
---------------------------------------------------------------------------
  Class R                                                           632,521
---------------------------------------------------------------------------
  Institutional Class                                               601,966
===========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          33,821,519
===========================================================================
    Net increase in net assets                                   35,507,713
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period (including undistributed net investment
    income of $70,053)                                          $35,507,713
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 29, 2005.

    The Fund's investment objective is to achieve high total return through growth of capital and current income. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

                                                         GLOBAL REAL ESTATE FUND

foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.75%
---------------------------------------------------------------------
Next $250 million                                               0.74%
---------------------------------------------------------------------
Next $500 million                                               0.73%
---------------------------------------------------------------------
Next $1.5 billion                                               0.72%
---------------------------------------------------------------------
Next $2.5 billion                                               0.71%
---------------------------------------------------------------------
Next $2.5 billion                                               0.70%
---------------------------------------------------------------------
Next $2.5 billion                                               0.69%
---------------------------------------------------------------------
Over $10 billion                                                0.68%
_____________________________________________________________________
=====================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A shares to 1.50% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the period April 29, 2005 (date operations commenced) through July 31, 2005, AIM waived fees and reimbursed fees of $112,726 and reimbursed $8,028 of class level expenses of Class A, Class B, Class C and Class R shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the period April 29, 2005 (date operations commenced) through July 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the period April 29, 2005 (date operations commenced) through July 31, 2005, AIM was paid $12,877.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund paid AISI $8,028 for Class A, Class B, Class C and Class R share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 29, 2005 (date operations commenced) through July 31, 2005, the Class A, Class B, Class C and Class R shares paid $7,753, $7,777, $6,040 and $829, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 29, 2005 (date operations commenced) through July 31, 2005, ADI advised the Fund that it retained $21,522 in front-end sales commissions from the sale of Class A shares and $0, $0, $50 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund paid legal fees of $535 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period April 29, 2005 (date operations commenced) through July 31, 2005 was as follows:


-----------------------------------------------------------------------
Distributions paid from ordinary income                         $36,379
_______________________________________________________________________
=======================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:


---------------------------------------------------------------------------
Undistributed ordinary income                                   $   262,100
---------------------------------------------------------------------------
Undistributed long-term gain                                          8,848
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            1,483,598
---------------------------------------------------------------------------
Shares of beneficial interest                                    33,753,167
===========================================================================
Total net assets                                                $35,507,713
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(2,823).

    The Fund did not have a capital loss carryforward as of July 31, 2005.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period April 29, 2005 (date operations commenced) through July 31, 2005 was $30,190,618 and $494,578, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $1,709,723
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (223,302)
==============================================================================
Net unrealized appreciation of investment securities              $1,486,421
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $33,332,372.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and non-deductible organization expenses, on July 31, 2005, undistributed net investment income was increased by $56,355, undistributed net realized gain increased by $11,997 and shares of beneficial interest decreased by $68,352. This reclassification had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            Changes in Shares Outstanding
--------------------------------------------------------------------------------------
                                                                   APRIL 29, 2005
                                                                  (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                 JULY 31, 2005 (a)
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,129,741    $22,351,171
--------------------------------------------------------------------------------------
  Class B                                                       543,128      5,661,293
--------------------------------------------------------------------------------------
  Class C                                                       480,947      5,047,390
--------------------------------------------------------------------------------------
  Class R                                                        62,549        631,246
--------------------------------------------------------------------------------------
  Institutional Class                                            59,525        600,210
======================================================================================
Issued as reinvestment of dividends:
  Class A                                                         2,250         23,783
--------------------------------------------------------------------------------------
  Class B                                                           346          3,660
--------------------------------------------------------------------------------------
  Class C                                                           251          2,649
--------------------------------------------------------------------------------------
  Class R                                                           124          1,312
--------------------------------------------------------------------------------------
  Institutional Class                                               166          1,756
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         2,286         24,913
--------------------------------------------------------------------------------------
  Class B                                                        (2,288)       (24,913)
======================================================================================
Reacquired:(b)
  Class A                                                       (15,433)      (163,210)
--------------------------------------------------------------------------------------
  Class B                                                       (30,918)      (328,718)
--------------------------------------------------------------------------------------
  Class C                                                        (1,021)       (10,986)
--------------------------------------------------------------------------------------
  Class R                                                            (3)           (37)
======================================================================================
                                                              3,231,650    $33,821,519
______________________________________________________________________________________
======================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 30% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell the Fund Shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Amount is net of redemption fees of $2,693, $849, $610, $206 and $200 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the period April 29, 2005 (date operations commenced) through July 31, 2005.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                  CLASS A
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                    $ 10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.27%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $23,285
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.45%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.22%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.36%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $10,328,624.
(c)  Not annualized for periods less than one year.

                                                                  CLASS B
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,603
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $3,019,805.
(c)  Not annualized for periods less than one year.

                                                                  CLASS C
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,274
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,345,138.
(c)  Not annualized for periods less than one year.

                                                                  CLASS R
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.24%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  689
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.65%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.42%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.16%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $644,029.
(c)  Not annualized for periods less than one year.

                                                               INSTITUTIONAL
                                                                   CLASS
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.94
==============================================================================
Less dividends from net investment income                           (0.03)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.33%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  656
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.73%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $625,142.
(c)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM High Yield Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Yield Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM High Yield Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM High Yield Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-19a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BONDS & NOTES-92.12%

AEROSPACE & DEFENSE-2.14%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                    $ 1,775,000   $    1,943,625
---------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                             1,930,000        2,113,350
---------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13(a)               2,735,000        2,823,887
---------------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Global Notes,
  6.75%, 02/01/15(a)                             5,790,000        5,876,850
---------------------------------------------------------------------------
L-3 Communications Corp.,
  Sr. Sub. Notes, 6.38%, 10/15/15 (Acquired
  07/27/05; Cost $1,838,120)(a)(b)               1,855,000        1,887,462
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 6.13%,
  01/15/14(a)                                    5,025,000        5,100,375
---------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                      1,880,000        2,058,600
---------------------------------------------------------------------------
Standard Aero Holdings, Inc., Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $1,375,000)(a)(b)                              1,375,000        1,457,500
===========================================================================
                                                                 23,261,649
===========================================================================

AIR FREIGHT & LOGISTICS-0.32%

Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $3,686,500)(a)(b)      3,675,000        3,463,687
===========================================================================

AIRLINES-0.81%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                    2,745,000        2,751,862
---------------------------------------------------------------------------
Northwest Airlines Corp., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                      8,775,000        6,098,625
===========================================================================
                                                                  8,850,487
===========================================================================

ALTERNATIVE CARRIERS-0.38%

Empresa Brasileira de Telecommunicacoes
  S.A.-Series B (Brazil), Gtd. Global Notes,
  11.00%, 12/15/08(a)                            3,630,000        4,129,125
===========================================================================

ALUMINUM-0.18%

Century Aluminum Co., Sr. Unsec. Gtd. Global
  Notes, 7.50%, 08/15/14(a)                      1,855,000        1,906,012
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.60%

Broder Bros. Co.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 10/15/10(a)              1,571,000        1,555,290
---------------------------------------------------------------------------
Levi Strauss & Co., Sr. Unsec. Unsub.
  Floating Rate Global Notes, 8.25%,
  04/01/12(a)(c)                                 2,780,000        2,800,850
---------------------------------------------------------------------------
Perry Ellis International, Inc.-Series B, Sr.
  Sub. Global Notes, 8.88%, 09/15/13(a)          3,705,000        3,788,362
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Quicksilver, Inc., Sr. Notes, 6.88%, 04/15/15
  (Acquired 07/14/05-07/19/05; Cost
  $5,117,400)(a)(b)                            $ 5,100,000   $    5,151,000
---------------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                    3,725,000        4,097,500
===========================================================================
                                                                 17,393,002
===========================================================================

AUTO PARTS & EQUIPMENT-1.41%

Accuride Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 02/01/15(a)                      2,785,000        2,910,325
---------------------------------------------------------------------------
Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                     1,855,000        1,233,575
---------------------------------------------------------------------------
Delphi Corp., Global Notes, 6.55%,
  06/15/06(a)                                    3,715,000        3,668,562
---------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                    2,920,000        3,343,400
---------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                    3,730,000        4,205,575
===========================================================================
                                                                 15,361,437
===========================================================================

AUTOMOBILE MANUFACTURERS-0.57%

General Motors Acceptance Corp.,
  Global Notes, 5.63%, 05/15/09(a)               2,780,000        2,670,246
---------------------------------------------------------------------------
  Series GM, Sr. Medium Term Notes, 6.31%,
  11/30/07(a)                                    3,529,000        3,503,626
===========================================================================
                                                                  6,173,872
===========================================================================

BROADCASTING & CABLE TV-6.72%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(d)                 22,250,000       19,413,125
---------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)          3,720,000        3,766,500
---------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 7.89%,
  04/01/09(a)(e)                                 2,025,000        2,098,406
---------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Global Notes, 11.13%, 01/15/11(a)       2,870,000        2,310,350
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)           2,525,000        1,969,500
---------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $3,359,800)(a)(b)                              3,470,000        3,530,725
---------------------------------------------------------------------------
CSC Holdings, Inc.-Series B, Sr. Unsec.
  Unsub. Notes, 7.63%, 04/01/11(a)               6,510,000        6,591,375
---------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes,
  5.75%, 10/01/08(a)                             5,420,000        5,406,450
---------------------------------------------------------------------------
  6.38%, 10/01/11(a)                             1,000,000        1,000,000
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Emmis Communications Corp., Sr. Floating Rate
  Notes, 9.31%, 06/15/12 (Acquired 06/16/05;
  Cost $1,390,000)(a)(b)(c)                    $ 1,390,000   $    1,414,325
---------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                      5,075,000        4,757,812
---------------------------------------------------------------------------
Intelsat (Bermuda), Ltd. (Bermuda), Sr.
  Notes, 8.25%, 01/15/13 (Acquired 06/14/05;
  Cost $2,849,500)(a)(b)                         2,780,000        2,919,000
---------------------------------------------------------------------------
Pegasus Communications Corp.,
  Series B, Sr. Notes, 9.63%, 10/15/05(a)(d)     3,535,000          936,775
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(a)(d)                                 1,990,000          527,350
---------------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $4,568,503)(a)(b)                              4,595,000        5,077,475
---------------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Notes, 6.88%,
  01/15/14(a)                                    2,750,000        2,846,250
---------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                     7,402,000        8,475,290
===========================================================================
                                                                 73,040,708
===========================================================================



BUILDING PRODUCTS-0.32%


Nortek, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 09/01/14(a)                      2,775,000        2,695,219
---------------------------------------------------------------------------
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%,
  03/01/14 (Acquired 02/10/05; Cost
  $854,370)(a)(b)(f)                             1,375,000          783,750
===========================================================================
                                                                  3,478,969
===========================================================================



CASINOS & GAMING-3.41%


Aztar Corp.,
  Sr. Sub. Global Notes, 7.88%, 06/15/14(a)      3,605,000        3,866,362
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 9.00%,
  08/15/11(a)                                    2,790,000        3,034,125
---------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                             5,520,000        5,740,800
---------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)          5,030,000        5,105,450
---------------------------------------------------------------------------
Las Vegas Sands Corp., Sr. Notes, 6.38%,
  02/15/15(a)                                    1,335,000        1,316,644
---------------------------------------------------------------------------
MGM Mirage, Sr. Notes, 6.63%, 07/15/15
  (Acquired 06/09/05; Cost $4,630,000)(a)(b)     4,630,000        4,734,175
---------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sub. Notes,
  6.75%, 03/01/15 (Acquired
  02/24/05-02/25/05; Cost $2,910,675)(a)(b)      2,850,000        2,878,500
---------------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)          5,830,000        6,208,950
---------------------------------------------------------------------------
Poster Financial Group, Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                      1,850,000        1,905,500
---------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                    2,160,000        2,246,400
===========================================================================
                                                                 37,036,906
===========================================================================



COAL & CONSUMABLE FUELS-0.44%


James River Coal Co., Sr. Notes, 9.38%,
  06/01/12(a)                                    2,780,000        2,905,100
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

COAL & CONSUMABLE FUELS-(CONTINUED)

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                  $ 1,850,000   $    1,924,000
===========================================================================
                                                                  4,829,100
===========================================================================


COMMODITY CHEMICALS-2.07%


BCP Crystal US Holdings Corp., Sr. Sub.
  Global Notes, 9.63%, 06/15/14(a)               2,099,000        2,392,860
---------------------------------------------------------------------------
Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                            6,335,000        7,047,687
---------------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)               7,027,000        7,729,700
---------------------------------------------------------------------------
Montell Finance Co. B.V. (Netherlands),
  Unsec. Gtd. Deb., 8.10%, 03/15/27 (Acquired
  01/06/05-05/04/05; Cost $5,467,200)(a)(b)      5,570,000        5,347,200
===========================================================================
                                                                 22,517,447
===========================================================================


COMMUNICATIONS EQUIPMENT-0.59%


Nortel Networks Ltd. (Canada), Global Notes,
  6.13%, 02/15/06(a)                             3,605,000        3,645,556
---------------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)     2,750,000        2,818,750
===========================================================================
                                                                  6,464,306
===========================================================================


CONSTRUCTION & ENGINEERING-0.23%


Great Lakes Dredge & Dock Corp., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)     2,890,000        2,485,400
===========================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.03%


Case New Holland Inc., Sr. Gtd. Global Notes,
  9.25%, 08/01/11(a)                             2,865,000        3,137,175
---------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)         3,718,000        4,210,635
---------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  6.25%, 03/01/12(a)                             5,115,000        5,038,275
---------------------------------------------------------------------------
  7.50%, 06/15/11(a)                               930,000          967,200
---------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                      6,455,000        7,068,225
---------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                             1,545,000        1,614,525
===========================================================================
                                                                 22,036,035
===========================================================================


CONSTRUCTION MATERIALS-1.17%


Goodman Global Holding Co., Inc., Sr. Sub.
  Notes, 7.88%, 12/15/12 (Acquired 12/15/04-
  07/08/05; Cost $5,195,788)(a)(b)               5,555,000        5,339,744
---------------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $2,755,000)(a)(b)                              2,755,000        2,748,112
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS-(CONTINUED)

Texas Industries, Inc., Sr. Notes, 7.25%,
  07/15/13 (Acquired 06/29/05; Cost
  $465,000)(a)(b)                              $   465,000   $      492,900
---------------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)               4,255,000        4,137,987
===========================================================================
                                                                 12,718,743
===========================================================================


CONSUMER FINANCE-0.98%


Dollar Financial Group, Inc., Gtd. Global
  Notes, 9.75%, 11/15/11(a)                      7,070,000        7,352,800
---------------------------------------------------------------------------
Ford Motor Credit Co., Notes, 6.63%,
  06/16/08(a)                                    3,245,000        3,252,236
===========================================================================
                                                                 10,605,036
===========================================================================



DISTILLERS & VINTNERS-0.48%


Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12(a)                 4,858,000        5,234,495
===========================================================================



DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.51%


Corrections Corp. of America, Sr. Unsec. Gtd.
  Sub. Global Notes, 6.25%, 03/15/13(a)          2,755,000        2,748,112
---------------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                      2,820,000        2,777,700
===========================================================================
                                                                  5,525,812
===========================================================================



DIVERSIFIED METALS & MINING-0.17%


Southern Peru Copper Corp., Notes 7.50%,
  07/27/35 (Acquired 07/20/05; Cost
  $1,853,469)(a)(b)                              1,870,000        1,860,650
===========================================================================



DRUG RETAIL-1.32%


Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Sub. Global Notes, 8.50%, 08/01/14(a)      6,420,000        6,403,950
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.63%, 08/01/12(a)    1,430,000        1,494,350
---------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Sec. Gtd. Second Lien Global Notes,
  8.13%, 05/01/10(a)                             1,855,000        1,922,244
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07(a)    2,755,000        2,782,550
---------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  01/15/15(a)                                    1,835,000        1,789,125
===========================================================================
                                                                 14,392,219
===========================================================================



ELECTRIC UTILITIES-5.28%


Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)               4,490,000        4,927,775
---------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                    3,507,400        3,674,001
---------------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Putable Global
  Notes, 8.75%, 05/01/14(a)                      4,405,000        4,955,625
---------------------------------------------------------------------------
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                      8,714,005        9,699,776
---------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                     8,705,000       10,424,237
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

NRG Energy, Inc., Sr. Sec. Gtd. Global Notes,
  8.00%, 12/15/13(a)                           $ 7,587,000   $    8,156,025
---------------------------------------------------------------------------
Reliant Energy, Inc.,
  Sr. Sec. Global Notes, 9.25%, 07/15/10(a)      3,940,000        4,314,300
---------------------------------------------------------------------------
  9.50%, 07/15/13(a)                             3,710,000        4,136,650
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Notes, 6.75%, 12/15/14(a)        2,755,000        2,720,562
---------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)              2,956,853        3,328,307
---------------------------------------------------------------------------
South Point Energy Center LLC/Broad River
  Energy LLC/Rockgen Energy LLC, Sec. Gtd.
  Notes, 8.40%, 05/30/12 (Acquired 06/29/05;
  Cost $1,032,025)(a)(b)                         1,092,090        1,037,486
===========================================================================
                                                                 57,374,744
===========================================================================


ELECTRONIC MANUFACTURING SERVICES-0.44%


Sanmina-SCI Corp., Unsec. Gtd. Sub. Global
  Notes, 6.75%, 03/01/13(a)                      4,970,000        4,796,050
===========================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.91%


Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                    9,315,000        9,850,612
===========================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-0.46%


IMG Global Inc., Sr. Unsec. Global Notes,
  10.88%, 08/01/13(a)                            4,225,000        5,006,625
===========================================================================


FOOD RETAIL-0.19%


Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)               1,850,000        2,039,625
===========================================================================


FOREST PRODUCTS-0.74%


Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Global Notes, 6.75%, 03/15/14(a)    1,380,000        1,276,500
---------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 6.75%, 03/15/14(a)    3,700,000        3,422,500
---------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)    3,545,000        3,385,475
===========================================================================
                                                                  8,084,475
===========================================================================


GAS UTILITIES-0.34%


SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)           1,890,000        1,993,950
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)    1,660,000        1,709,800
===========================================================================
                                                                  3,703,750
===========================================================================


HEALTH CARE DISTRIBUTORS-0.09%


National Nephrology Associates, Inc., Sr.
  Gtd. Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)(b)                   910,000        1,021,475
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


HEALTH CARE FACILITIES-2.98%


Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 06/01/12(a)        $ 1,855,000   $    1,966,300
---------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                      1,815,000        1,987,425
---------------------------------------------------------------------------
HealthSouth Corp., Sr. Unsec. Putable Global
  Notes, 8.38%, 01/02/09(a)                     12,205,000       12,266,025
---------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.63%, 02/01/15(a)               2,740,000        2,712,600
---------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Global Notes, 9.88%, 07/01/14(a)           1,385,000        1,488,875
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)           4,560,000        4,377,600
---------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                    6,840,000        7,558,200
===========================================================================
                                                                 32,357,025
===========================================================================



HEALTH CARE SERVICES-1.23%


Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)         3,750,000        4,209,375
---------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sub. Notes, 9.88%,
  03/15/15 (Acquired 02/28/05; Cost
  $930,000)(a)(b)                                  930,000          932,325
---------------------------------------------------------------------------
Team Health, Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                             4,660,000        4,869,700
---------------------------------------------------------------------------
US Oncology, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.00%, 08/15/12(a)                      3,000,000        3,307,500
===========================================================================
                                                                 13,318,900
===========================================================================



HEALTH CARE SUPPLIES-0.25%


Inverness Medical Innovations, Inc., Sr. Sub.
  Global Notes, 8.75%, 02/15/12(a)               2,765,000        2,702,787
===========================================================================



HOMEBUILDING-0.75%


Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10(a)               2,850,000        2,978,250
---------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)              4,770,000        5,151,600
===========================================================================
                                                                  8,129,850
===========================================================================



HOTELS, RESORTS & CRUISE LINES-3.10%


Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired
  10/15/04-01/20/05; Cost $1,806,875)(a)(b)      1,750,000        1,863,750
---------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                      6,380,000        6,683,050
---------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                             3,840,000        4,185,600
---------------------------------------------------------------------------
NCL Corp. (Bermuda), Sr. Notes, 11.63%,
  07/15/14 (Acquired 07/06/05-07/07/05; Cost
  $3,444,331)(a)(b)                              3,245,000        3,472,150
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Global Notes, 8.00%, 05/15/10(a)        2,845,000        3,150,837
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-(CONTINUED)

Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                    6,330,000        7,279,500
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Gtd. Global Notes, 7.88%, 05/01/12(a)        $ 6,235,000   $    7,014,375
===========================================================================
                                                                 33,649,262
===========================================================================


HOUSEHOLD PRODUCTS-0.36%


Spectrum Brands, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.38%, 02/01/15(a)               3,965,000        3,935,262
===========================================================================


HOUSEWARES & SPECIALTIES-0.35%


Ames True Temper, Inc.,
  Sr. Sub. Global Notes, 10.00%, 07/15/12(a)     1,835,000        1,568,925
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Floating Rate Global
  Notes, 7.60%, 01/15/12(a)(c)                   2,320,000        2,256,200
===========================================================================
                                                                  3,825,125
===========================================================================


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-5.05%


AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                            12,960,000       14,191,200
---------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                             6,963,488        7,886,151
---------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)      3,365,000        2,456,450
---------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $2,905,769)(a)(b)      3,235,000        2,418,162
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.75%, 07/15/07(a)           4,345,000        3,465,137
---------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Global Notes, 9.09%, 04/01/10(a)(g)       5,525,000        5,649,312
---------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)           1,395,000        1,510,087
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)    4,140,000        4,533,300
---------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired 08/01/03-
  08/21/03; Cost $3,501,007)(a)(b)               3,510,000        4,010,175
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)    3,855,000        4,269,412
---------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)                   3,875,000        4,475,625
===========================================================================
                                                                 54,865,011
===========================================================================


INDUSTRIAL MACHINERY-0.62%


Aearo Co. I, Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                    1,340,000        1,346,700
---------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)               2,775,000        2,820,094
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
INDUSTRIAL MACHINERY-(CONTINUED)

Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 08/11/04-07/22/05; Cost
  $2,529,163)(a)(b)                            $ 2,910,000   $    2,531,700
===========================================================================
                                                                  6,698,494
===========================================================================



INTEGRATED OIL & GAS-0.87%


Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                             8,315,000        9,437,525
===========================================================================



INTEGRATED TELECOMMUNICATION SERVICES-2.47%


LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                    8,305,000        8,180,425
---------------------------------------------------------------------------
Madison River Capital, LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                    1,250,000        1,330,475
---------------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd. Global Notes,
  7.00%, 08/03/09(a)                             4,305,000        4,272,712
---------------------------------------------------------------------------
  7.25%, 02/15/11(a)                             1,915,000        1,862,337
---------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec. Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                    6,455,000        6,325,900
---------------------------------------------------------------------------
Qwest Corp., Sr. Unsec. Global Notes, 7.88%,
  09/01/11(a)                                    4,645,000        4,865,637
===========================================================================
                                                                 26,837,486
===========================================================================



IT CONSULTING & OTHER SERVICES-0.16%


Telcordia Technologies, Inc., Sr. Sub. Notes,
  10.00%, 03/19/13 (Acquired 03/11/05; Cost
  $1,835,000)(a)(b)                              1,835,000        1,791,419
===========================================================================



LEISURE FACILITIES-0.44%


Six Flags, Inc., Sr. Global Notes, 9.63%,
  06/01/14(a)                                    1,620,000        1,583,550
---------------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)          2,800,000        3,234,000
===========================================================================
                                                                  4,817,550
===========================================================================



METAL & GLASS CONTAINERS-3.83%


Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                            2,025,000        1,645,313
---------------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                    6,545,000        7,248,587
---------------------------------------------------------------------------
Greif, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                      5,750,000        6,267,500
---------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Gtd. Global Notes, 6.75%, 12/01/14(a)      2,325,000        2,377,313
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                             2,715,000        2,905,050
---------------------------------------------------------------------------
  8.75%, 11/15/12(a)                             3,725,000        4,106,813
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                    2,205,000        2,397,938
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

METAL & GLASS CONTAINERS-(CONTINUED)

Plastipak Holdings, Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)            $ 4,670,000   $    5,160,350
---------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. PIK Notes, 11.63%, 06/15/09
  (Acquired 05/06/05-06/01/05; Cost
  $5,512,713)(a)(b)                              5,267,589        5,715,334
---------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                    1,400,000        1,368,500
---------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10(a)                            2,310,000        2,442,825
===========================================================================
                                                                 41,635,523
===========================================================================


MOVIES & ENTERTAINMENT-0.96%


AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 8.00%,
  03/01/14(a)                                    1,855,000        1,715,875
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                    3,750,000        3,806,250
---------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                      1,850,000        2,058,125
---------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Global Notes,
  7.38%, 04/15/14(a)                             2,755,000        2,851,425
===========================================================================
                                                                 10,431,675
===========================================================================


MULTI-UTILITIES-0.10%


PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07(a)                      1,000,000        1,040,000
===========================================================================


OIL & GAS DRILLING-0.22%


Parker Drilling Co., Sr. Unsec. Floating Rate
  Global Notes, 8.08%, 09/01/10(a)(c)            2,295,000        2,404,013
===========================================================================


OIL & GAS EQUIPMENT & SERVICES-1.68%


CHC Helicopter Corp. (Canada),
  Sr. Sub. Global Notes, 7.38%, 05/01/14(a)      2,215,000        2,253,763
---------------------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 05/01/14 (Acquired
  03/15/05; Cost $3,073,950)(a)(b)               2,970,000        3,021,975
---------------------------------------------------------------------------
Hanover Compressor Co., Sr. Notes, 9.00%,
  06/01/14(a)                                    1,855,000        2,026,588
---------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                    6,275,000        6,322,063
---------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                             4,315,000        4,617,050
===========================================================================
                                                                 18,241,439
===========================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.77%


Clayton Williams Energy, Inc., Sr. Notes,
  7.75%, 08/01/13 (Acquired 07/14/05; Cost
  $4,675,000)(a)(b)                              4,675,000        4,686,688
---------------------------------------------------------------------------
Paramount Resources Ltd. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.50%, 01/31/13(a)        2,691,000        2,758,275
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Stone Energy Corp., Sr. Unsec. Sub. Global
  Notes, 6.75%, 12/15/14(a)                    $   920,000   $      917,700
===========================================================================
                                                                  8,362,663
===========================================================================



OIL & GAS REFINING & MARKETING-1.55%


CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 6.00%, 10/15/11(a)                      6,915,000        7,018,725
---------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)               1,870,000        2,038,300
---------------------------------------------------------------------------
United Refining Co.,
  Sr. Notes, 10.50%, 08/15/12 (Acquired
  02/16/05; Cost $1,957,025)(a)(b)               1,855,000        1,957,025
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  08/15/12(a)                                    5,565,000        5,871,075
===========================================================================
                                                                 16,885,125
===========================================================================



OIL & GAS STORAGE & TRANSPORTATION-3.17%


El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                    7,215,000        7,458,506
---------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)          4,565,000        4,873,138
---------------------------------------------------------------------------
Inergy L.P./Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $1,380,000)(a)(b)                              1,380,000        1,359,300
---------------------------------------------------------------------------
MarkWest Energy Partners, L.P./MarkWest
  Energy Finance Corp., Sr. Notes, 6.88%,
  11/01/14 (Acquired 10/19/04-10/20/04; Cost
  $5,042,088)(a)(b)                              5,010,000        5,097,675
---------------------------------------------------------------------------
Pacific Energy Partners, L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                             2,300,000        2,426,500
---------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                    8,340,000        8,631,900
---------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Global Notes,
  8.88%, 03/15/10(a)                             1,450,000        1,591,375
---------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.13%,
  09/01/11(a)                                    2,810,000        3,066,413
===========================================================================
                                                                 34,504,807
===========================================================================



PACKAGED FOODS & MEATS-0.46%


Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                      1,840,000        2,028,600
---------------------------------------------------------------------------
Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11(a)                                49,000           52,798
---------------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Global Notes,
  7.00%, 08/01/11(a)                             2,755,000        2,899,638
===========================================================================
                                                                  4,981,036
===========================================================================



PAPER PACKAGING-0.32%


Jefferson Smurfit Corp. (U.S.), Sr. Unsec.
  Gtd. Unsub. Global Notes, 7.50%,
  06/01/13(a)                                    3,565,000        3,440,225
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------



PAPER PRODUCTS-3.35%


Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                  $ 7,270,000   $    7,215,475
---------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                      5,405,000        5,432,025
---------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                      4,850,000        4,947,000
---------------------------------------------------------------------------
Fraser Papers Inc. (Canada), Sr. Unsec. Gtd.
  Notes, 8.75%, 03/15/15 (Acquired 03/10/05;
  Cost $2,755,000)(a)(b)                         2,755,000        2,479,500
---------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)      3,850,000        4,100,250
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                    4,825,000        5,446,219
---------------------------------------------------------------------------
Mercer International Inc., Sr. Global Notes,
  9.25%, 02/15/13(a)                             2,760,000        2,325,300
---------------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $2,100,475)(a)(b)                              2,070,000        2,028,600
---------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 8.63%, 06/30/09(a)          2,810,000        2,402,550
===========================================================================
                                                                 36,376,919
===========================================================================


PERSONAL PRODUCTS-0.71%


Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                      5,545,000        5,960,875
---------------------------------------------------------------------------
Revlon Consumer Products Corp., Sr. Unsec.
  Sub. Notes, 8.63%, 02/01/08(a)                 1,855,000        1,808,625
===========================================================================
                                                                  7,769,500
===========================================================================


PHARMACEUTICALS-0.66%


Athena Neurosciences Finance, LLC, Sr. Unsec.
  Gtd. Unsub. Notes, 7.25%, 02/21/08(a)          1,540,000        1,474,550
---------------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $920,000)(a)(b)         920,000          802,700
---------------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)        4,875,000        4,875,000
===========================================================================
                                                                  7,152,250
===========================================================================


PUBLISHING-0.66%


Dex Media Inc., Unsec. Disc. Global Notes,
  9.00%, 11/15/13(a)(f)                          2,770,000        2,285,250
---------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                    4,790,000        4,897,775
===========================================================================
                                                                  7,183,025
===========================================================================


RAILROADS-1.30%


Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)     3,645,000        3,900,150
---------------------------------------------------------------------------
  Sr. Notes, 9.38%, 05/01/12 (Acquired
  04/13/05-06/28/05; Cost $5,658,563)(a)(b)      5,610,000        6,030,750
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
RAILROADS-(CONTINUED)

Kansas City Southern, Sr. Unsec. Gtd. Global
  Notes, 9.50%, 10/01/08(a)                    $ 3,829,000   $    4,211,900
===========================================================================
                                                                 14,142,800
===========================================================================



REAL ESTATE-0.94%


Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07(a)                      4,420,000        4,784,650
---------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                             3,690,000        3,856,124
---------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                    1,430,000        1,583,725
===========================================================================
                                                                 10,224,499
===========================================================================



REGIONAL BANKS-0.70%


Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                             6,825,000        7,558,688
===========================================================================



RESTAURANTS-0.25%


Landry's Restaurants, Inc.-Series B, Sr.
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  12/15/14(a)                                    2,790,000        2,765,588
===========================================================================



SEMICONDUCTORS-1.64%


Advanced Micro Devices, Inc., Sr. Unsec.
  Global Notes, 7.75%, 11/01/12(a)               6,450,000        6,595,125
---------------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sub. Notes, 8.00%, 12/15/14 (Acquired
  12/16/04; Cost $920,000)(a)(b)                   920,000          897,000
---------------------------------------------------------------------------
STATS ChipPAC Ltd. (Singapore),
  Notes, 7.50%, 07/19/10 (Acquired 07/12/05;
  Cost $925,000)(a)(b)                             925,000          936,563
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 6.75%,
  11/15/11(a)                                    3,705,000        3,603,113
---------------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                     5,940,000        5,850,900
===========================================================================
                                                                 17,882,701
===========================================================================



SPECIALIZED CONSUMER SERVICES-0.09%


Coinmach Corp., Sr. Unsec. Gtd. Global Notes,
  9.00%, 02/01/10(a)                               920,000          954,500
===========================================================================



SPECIALTY CHEMICALS-3.07%


Huntsman Advanced Materials LLC, Sr. Sec.
  Gtd. Global Notes, 11.00%, 07/15/10(a)         2,295,000        2,616,300
---------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)               7,130,000        7,673,663
---------------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                            1,159,000        1,367,620
---------------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                             7,200,000        7,875,000
---------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                      4,625,000        4,740,625
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

SPECIALTY CHEMICALS-(CONTINUED)

PolyOne Corp., Sr. Unsec. Gtd. Notes, 10.63%,
  05/15/10(a)                                  $ 3,088,000   $    3,335,040
---------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                      1,860,000        1,808,850
---------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)               3,630,000        3,974,850
===========================================================================
                                                                 33,391,948
===========================================================================


SPECIALTY STORES-1.96%


Boise Cascade LLC, Sr. Unsec. Gtd. Sub.
  Global Notes, 7.13%, 10/15/14(a)               5,050,000        4,999,500
---------------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                    2,300,000        2,461,000
---------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)               4,600,000        4,416,000
---------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                             5,375,000        5,563,125
---------------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Unsec.
  Sub. Notes, 7.50%, 12/15/14(a)                 4,150,000        3,833,563
===========================================================================
                                                                 21,273,188
===========================================================================


STEEL-0.59%


Chapparal Steel Co., Sr. Unsec. Notes,
  10.00%, 07/15/13 (Acquired 06/29/05; Cost
  $1,855,000)(a)(b)                              1,855,000        1,952,388
---------------------------------------------------------------------------
IPSCO Inc. (Canada), Sr. Global Notes, 8.75%,
  06/01/13(a)                                    3,980,000        4,477,500
===========================================================================
                                                                  6,429,888
===========================================================================


TEXTILES-0.33%


INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $3,210,000)(a)(b)               3,210,000        3,551,063
===========================================================================


TIRES & RUBBER-0.30%


Cooper-Standard Automotive Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 8.38%, 12/15/14(a)     3,705,000        3,278,925
===========================================================================


TRADING COMPANIES & DISTRIBUTORS-0.47%


United Rentals North America, Inc., Sr.
  Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(a)                                    5,265,000        5,153,119
===========================================================================


WIRELESS TELECOMMUNICATION SERVICES-7.11%


AirGate PCS, Inc.,
  Sr. Sec. Gtd. Floating Rate Global Notes,
  7.35%, 10/15/11(a)(c)                          1,395,000        1,457,775
---------------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)        4,364,900        4,659,531
---------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Notes, 12.00%, 07/31/09(a)                     5,213,000        5,864,625
---------------------------------------------------------------------------
American Tower Corp., Sr. Unsec. Global
  Notes, 7.13%, 10/15/12(a)                      4,585,000        4,871,563
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Cellular Operating Co. LLC/
  Centennial Communications Corp., Sr. Unsec.
  Gtd. Global Notes, 10.13%, 06/15/13(a)       $ 5,570,000   $    6,308,025
---------------------------------------------------------------------------
Dobson Communications Corp.,
  Sr. Global Notes, 8.88%, 10/01/13(a)           4,675,000        4,675,000
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 07/01/10(a)          2,785,000        2,931,213
---------------------------------------------------------------------------
Innova, S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                      8,355,000        9,512,168
---------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Global Notes, 11.50%,
  05/01/12(a)                                    3,805,000        4,375,750
---------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                      4,600,000        4,784,000
---------------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                             3,710,000        4,062,450
---------------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Global Notes, 7.25%, 12/15/12(a)      2,295,000        2,490,075
---------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                      3,690,000        3,943,688
---------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 8.50%, 12/01/12(a)                      1,860,000        2,018,100
---------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(f)            7,691,000        7,114,175
---------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11(a)                                      915,000        1,027,088
---------------------------------------------------------------------------
US Unwired Inc.,
  Series B, Sr. Sec. First Priority Floating
  Rate Global Notes, 7.66%, 06/15/10(a)(c)       2,765,000        2,889,425
---------------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       920,000        1,074,100
---------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                      2,790,000        3,185,204
===========================================================================
                                                                 77,243,955
===========================================================================
    Total Bonds & Notes (Cost $961,013,531)                   1,001,267,211
===========================================================================



                                                 SHARES

STOCKS & OTHER EQUITY INTERESTS-4.17%

BROADCASTING & CABLE TV-1.50%


Knology, Inc.(h)                                    50,922   $      137,489
---------------------------------------------------------------------------
Telewest Global, Inc.(h)                           711,044       15,884,723
---------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                        3,470          260,250
===========================================================================
                                                                 16,282,462
===========================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications Ltd.-Wts.,
  expiring 12/26/06(i)                              74,000              814
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(b)(i)                                 10,780              108
===========================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America, Inc.,
  Wts., expiring 05/01/09(a)(i)                     14,700           18,375
---------------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(i)                      4,900            6,125
===========================================================================
                                                                     24,500
===========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.,
  Series B, Pfd.-Wts., expiring 11/05/09
  (Acquired 06/13/00; Cost $0)(b)(i)(j)(k)          21,155                0
---------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(i)(j)(k)                              21,155                0
===========================================================================
                                                                          0
===========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.80%

AES Trust VII, $3.00 Conv. Pfd                 $   177,000   $    8,665,920
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)          117,164              645
---------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $0)(b)(i)(j)(k)           33,035                0
===========================================================================
                                                                        645
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.87%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                            6,433        7,811,463
---------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(b)(i)                                 7,220        2,340,428
---------------------------------------------------------------------------
iPCS, Inc.(h)                                      250,254       10,215,364
===========================================================================
                                                                 20,367,255
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $31,163,873)                                         45,341,704
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT

BUNDLED SECURITIES-1.62%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/05 (Acquired 07/20/05; Cost
  $17,532,845)(a)(b)                           $16,690,000   $   17,575,271
===========================================================================
TOTAL INVESTMENTS-97.91% (Cost
  $1,009,710,249)                                             1,064,184,186
===========================================================================
OTHER ASSETS LESS LIABILITIES-2.09%                              22,751,709
===========================================================================
NET ASSETS-100.00%                                           $1,086,935,895
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
PIK     - Payment In Kind
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $1,029,018,981, which represented 96.70% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $128,597,215, which represented 11.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) Defaulted security. Adelphia Communications Corp., Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. Adelphia Communications Corp. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at July 31, 2005 was $25,352,875, which represented 2.38% of the Fund's Total Investments.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(f) Discounted note at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was $0, which represented 0.00% of the Fund's Total Investments.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities are considered illiquid at July 31, 2005 was $0, which represented 0.00% of the Fund's Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $1,009,710,249)                             $1,064,184,186
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,539,612
------------------------------------------------------------
  Fund shares sold                                 1,576,550
------------------------------------------------------------
  Dividends and interest                          19,593,893
------------------------------------------------------------
  Investments matured (Note 9)                     5,287,700
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               194,840
------------------------------------------------------------
Other assets                                          93,645
============================================================
     Total assets                              1,097,470,426
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            3,370,877
------------------------------------------------------------
  Fund shares reacquired                           2,073,436
------------------------------------------------------------
  Amount due custodian                             1,937,931
------------------------------------------------------------
  Dividends                                        2,182,944
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                330,787
------------------------------------------------------------
Accrued distribution fees                            394,440
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,060
------------------------------------------------------------
Accrued transfer agent fees                          212,466
------------------------------------------------------------
Accrued operating expenses                            29,590
============================================================
     Total liabilities                            10,534,531
============================================================
Net assets applicable to shares outstanding   $1,086,935,895
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,071,052,655
------------------------------------------------------------
Undistributed net investment income               (2,394,963)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (2,036,195,734)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      54,473,937
============================================================
                                              $1,086,935,895
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  502,769,770
____________________________________________________________
============================================================
Class B                                       $  289,188,700
____________________________________________________________
============================================================
Class C                                       $   59,864,839
____________________________________________________________
============================================================
Investor Class                                $  191,508,000
____________________________________________________________
============================================================
Institutional Class                           $   43,604,586
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          111,674,704
____________________________________________________________
============================================================
Class B                                           64,035,534
____________________________________________________________
============================================================
Class C                                           13,307,781
____________________________________________________________
============================================================
Investor Class                                    42,492,608
____________________________________________________________
============================================================
Institutional Class                                9,691,342
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         4.50
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.50 divided by
       95.25%)                                $         4.72
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         4.52
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         4.50
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $         4.51
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         4.50
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 89,007,343
--------------------------------------------------------------------------
Dividends                                                          934,214
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       829,098
==========================================================================
    Total investment income                                     90,770,655
==========================================================================

EXPENSES:

Advisory fees                                                    6,316,734
--------------------------------------------------------------------------
Administrative services fees                                       316,855
--------------------------------------------------------------------------
Custodian fees                                                      78,654
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,349,176
--------------------------------------------------------------------------
  Class B                                                        3,597,514
--------------------------------------------------------------------------
  Class C                                                          692,896
--------------------------------------------------------------------------
  Investor Class                                                   448,888
--------------------------------------------------------------------------
Transfer agent fees-A, B, C and Investor                         2,510,765
--------------------------------------------------------------------------
Transfer agent fees-Institutional                                    4,724
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           58,824
--------------------------------------------------------------------------
Other                                                              628,486
==========================================================================
    Total expenses                                              16,003,516
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (159,328)
==========================================================================
    Net expenses                                                15,844,188
==========================================================================
Net investment income                                           74,926,467
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                         17,278,369
--------------------------------------------------------------------------
  Foreign currencies                                                 3,301
==========================================================================
                                                                17,281,670
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                    38,221,497
==========================================================================
Net gain from investment securities and foreign currencies      55,503,167
==========================================================================
Net increase in net assets resulting from operations          $130,429,634
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   74,926,467    $  100,932,051
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    17,281,670        47,647,309
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates (Note 2)                       --           837,926
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    38,221,497        25,070,033
==============================================================================================
    Net increase in net assets resulting from operations         130,429,634       174,487,319
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (35,635,870)      (48,472,912)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,067,503)      (36,610,283)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,068,767)       (6,311,046)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (14,073,748)      (15,359,857)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,589,582)          (47,509)
==============================================================================================
    Decrease in net assets resulting from distributions          (76,435,470)     (106,801,607)
==============================================================================================
Share transactions-net:
  Class A                                                        (76,428,702)      (25,301,882)
----------------------------------------------------------------------------------------------
  Class B                                                       (138,618,229)     (146,494,803)
----------------------------------------------------------------------------------------------
  Class C                                                        (19,130,436)         (249,978)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (44,001,251)      223,068,292
----------------------------------------------------------------------------------------------
  Institutional Class                                             37,710,881         5,284,210
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (240,467,737)       56,305,839
==============================================================================================
    Net increase (decrease) in net assets                       (186,473,573)      123,991,551
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,273,409,468     1,149,417,917
==============================================================================================
  End of year (including undistributed net investment income
of $(2,394,963) and $(2,671,331), respectively)               $1,086,935,895    $1,273,409,468
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. LOWER-RATED SECURITIES -- The Fund may invest 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $200 million                                            0.625%
--------------------------------------------------------------------
Next $300 million                                             0.55%
--------------------------------------------------------------------
Next $500 million                                             0.50%
--------------------------------------------------------------------
Over $1 billion                                               0.45%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $11,191.

    For the year ended July 31, 2004, the advisor reimbursed the Fund for the economic loss of $837,926 for security rights that expired with value.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $91,307.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $316,855.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,510,765 for Class A, Class B, Class C and Investor Class share classes and $4,724 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $1,349,176, $3,597,514, $692,896 and $448,888, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $81,137 in front-end sales commissions from the sale of Class A shares and $460, $68,695 and $9,571 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION      MARKET VALUE        DIVIDEND
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)       07/31/05           INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,631,880      $175,241,128      $(188,873,008)        $   --          $      --          $411,960
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,631,880       175,241,128       (188,873,008)            --                 --           417,138
=========================================================================================================================
  Total           $27,263,760      $350,482,256      $(377,746,016)        $   --          $      --          $829,098
=========================================================================================================================


                  REALIZED
FUND             GAIN (LOSS)
---------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $   --
---------------
STIC Prime
  Portfolio-
  Institutional
  Class                --
===============
  Total            $   --
===============

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2005, the Fund engaged in securities purchases of $3,329,348.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $56,830.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $8,501 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the 55 days the borrowings were outstanding, was $13,753,357 with a weighted average interest rate of 2.99% and interest expense of $62,013. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005            2004
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $76,435,470    $106,801,607
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
-----------------------------------------------------------------------------
Undistributed ordinary income                                 $     1,259,400
-----------------------------------------------------------------------------
Unrealized appreciation-investments                                50,034,711
-----------------------------------------------------------------------------
Temporary book/tax differences                                     (1,230,423)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (2,033,371,377)
-----------------------------------------------------------------------------
Post-October capital loss deferral                                   (809,071)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   3,071,052,655
=============================================================================
Total net assets                                              $ 1,086,935,895
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of capital losses on defaulted bonds, bond premium amortization and other timing differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan expenses and income accruals for tax purposes on defaulted bonds.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $1,957,026,906 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund utilized $1,542,133 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  116,034,204
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,033,371,377
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO High Yield Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $675,188,918 and $889,951,208, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $5,060,000 par value, Senior Unsecured Notes, 9.50%, which was due March 1, 2005. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at July 31, 2005 was $(375,050).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 64,649,106
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,614,395)
==============================================================================
Net unrealized appreciation of investment securities             $ 50,034,711
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,014,149,475.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of sales of defaulted bonds, foreign currency transactions, bond premium adjustments and other differences on July 31, 2005, undistributed net investment income (loss) was increased by $1,785,371, undistributed net realized gain (loss) was decreased by $1,785,371. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005 (A)                          2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,573,005    $  73,526,758      87,902,041    $369,269,080
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,657,221       29,657,012      18,127,441      77,847,288
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,115,770       18,261,019      12,117,732      52,362,546
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             5,236,741       23,403,836       5,359,665      23,456,707
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        8,176,289       36,450,371       1,221,889       5,241,327
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       4,940,690       21,993,512       7,028,356      30,449,463
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,397,028       10,700,629       4,377,543      19,024,636
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         583,040        2,592,902         973,966       4,228,476
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             2,668,619       11,887,777       2,967,064      12,998,054
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          357,224        1,589,582          11,040          47,509
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --               --       3,472,810      14,863,500
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         625,758       2,692,622
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --       3,933,894      16,848,468
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --               --      67,146,021     287,723,965
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      11,709,707       52,212,914      13,318,518      57,901,548
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,666,231)     (52,212,914)    (13,278,261)    (57,901,548)
==========================================================================================================================
Reacquired:(e)
  Class A                                                     (50,211,301)    (224,161,886)   (116,337,900)   (497,785,473)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (28,348,661)    (126,762,956)    (43,628,313)   (188,157,801)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,013,060)     (39,984,357)    (16,972,525)    (73,689,468)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (17,761,843)     (79,292,864)    (23,123,659)   (101,110,434)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          (73,999)        (329,072)         (1,101)         (4,626)
==========================================================================================================================
                                                              (53,659,761)   $(240,467,737)     15,241,979    $ 56,305,839
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Investor Class shares commenced sales September 30, 2003.
(c)  Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business on October 31, 2003. INVESCO High Yield Fund's net assets at that date of $322,128,555, including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(e) Amount is net of redemption fees of $7,921, $5,281, $1,013, $3,107 and $308 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2005 and $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B, Class C,
     Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   4.31       $   4.10    $   3.70    $   4.92    $   7.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29           0.33(a)     0.37(a)     0.49(b)     0.68
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19           0.23        0.40       (1.19)      (2.03)
=========================================================================================================================
  Net increase from payments by affiliates                          --           0.00          --          --          --
=========================================================================================================================
    Total from investment operations                              0.48           0.56        0.77       (0.70)      (1.35)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)         (0.35)      (0.37)      (0.52)      (0.69)
=========================================================================================================================
  Return of capital                                                 --             --          --          --       (0.03)
=========================================================================================================================
  Distributions in excess of net investment income                  --             --          --          --       (0.01)
=========================================================================================================================
    Total distributions                                          (0.29)         (0.35)      (0.37)      (0.52)      (0.73)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00          --          --          --
=========================================================================================================================
Net asset value, end of period                                $   4.50       $   4.31    $   4.10    $   3.70    $   4.92
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  11.54%         13.92%      22.10%     (15.36)%    (19.98)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $502,770       $555,042    $547,092    $417,974    $683,845
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                          1.07%(d)(e)     1.05%(e)     1.16%     1.07%       0.99%
=========================================================================================================================
Ratio of net investment income to average net assets              6.47%(d)       7.68%       9.64%      11.15%(b)    11.98%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             59%            89%        101%         59%         55%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $539,670,396.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.08% and 1.06% for years ending 2005 and 2004, respectively.


                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                2005           2004         2003        2002        2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   4.33       $    4.12    $   3.71    $   4.93    $   7.01
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25            0.30(a)     0.34(a)     0.45(b)     0.64
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.20            0.23        0.41       (1.18)      (2.03)
==========================================================================================================================
  Net increase from payments by affiliates                          --            0.00          --          --          --
==========================================================================================================================
    Total from investment operations                              0.45            0.53        0.75       (0.73)      (1.39)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)          (0.32)      (0.34)      (0.49)      (0.65)
==========================================================================================================================
  Return of capital                                                 --              --          --          --       (0.03)
==========================================================================================================================
  Distributions in excess of net investment income                  --              --          --          --       (0.01)
==========================================================================================================================
    Total distributions                                          (0.26)          (0.32)      (0.34)      (0.49)      (0.69)
==========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00            0.00          --          --          --
==========================================================================================================================
Net asset value, end of period                                $   4.52       $    4.33    $   4.12    $   3.71    $   4.93
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  10.69%          13.06%(d)    21.44%    (15.99)%    (20.60)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $289,189       $ 411,088    $530,239    $469,408    $756,704
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.82%(e)(f)      1.80%(f)     1.91%     1.82%       1.75%
==========================================================================================================================
Ratio of net investment income to average net assets              5.72%(e)        6.93%       8.89%      10.40%(b)    11.22%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             59%             89%        101%         59%         55%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e)  Ratios are based on average daily net assets of $359,751,430.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                              YEAR ENDED JULY 31,
                                                              ---------------------------------------------------
                                                               2005       2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  4.31    $  4.10    $  3.70    $  4.92    $  6.99
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25       0.30(a)    0.34(a)    0.45(b)    0.65
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.20       0.23       0.40      (1.18)     (2.03)
-----------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         --       0.00         --         --         --
=================================================================================================================
    Total from investment operations                             0.45       0.53       0.74      (0.73)     (1.38)
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)     (0.32)     (0.34)     (0.49)     (0.65)
-----------------------------------------------------------------------------------------------------------------
  Return of capital                                                --         --         --         --      (0.03)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                 --         --         --         --      (0.01)
=================================================================================================================
    Total distributions                                         (0.26)     (0.32)     (0.34)     (0.49)     (0.69)
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00       0.00         --         --         --
=================================================================================================================
Net asset value, end of period                                $  4.50    $  4.31    $  4.10    $  3.70    $  4.92
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 10.73%     13.12%     21.22%    (16.02)%   (20.52)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,865    $75,971    $72,086    $50,060    $81,871
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)    1.80%(e)    1.91%    1.82%    1.75%
=================================================================================================================
Ratio of net investment income to average net assets             5.72%(d)    6.93%     8.89%     10.40%(b)   11.22%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            59%        89%       101%        59%        55%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $69,289,587.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                  SEPTEMBER 30, 2003
                                                                                     (DATE SALES
                                                               YEAR ENDED           COMMENCED) TO
                                                              JULY 31, 2005         JULY 31, 2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.32               $   4.20
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.29                   0.28(a)
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.20                   0.13
----------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                   0.00
====================================================================================================
    Total from investment operations                                0.49                   0.41
====================================================================================================
Less distributions from net investment income                      (0.30)                 (0.29)
====================================================================================================
Redemption fees added to shares of beneficial interest              0.00                   0.00
====================================================================================================
Net asset value, end of period                                  $   4.51               $   4.32
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                    11.54%                  9.93%(c)
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $191,508               $225,998
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.03%(d)               0.96%(e)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.04%(d)               1.03%(e)
====================================================================================================
Ratio of net investment income to average net assets                6.51%(d)               7.77%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                            59%                    89%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d)  Ratios are based on average daily net assets of $212,726,034.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ----------------------------------
                                                                                  APRIL 30, 2004
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              JULY 31, 2005       JULY 31, 2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.31             $   4.39
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.32                 0.09(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.18                (0.08)
------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                 0.00
================================================================================================
    Total from investment operations                                0.50                 0.01
================================================================================================
Less distributions from net investment income                      (0.31)               (0.09)
================================================================================================
Redemption fees added to shares of beneficial interest              0.00                 0.00
================================================================================================
Net asset value, end of period                                  $   4.50             $   4.31
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    11.99%                0.16%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 43,605             $  5,309
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.63%(c)             0.67%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.64%(c)             0.67%(d)
================================================================================================
Ratio of net investment income to average net assets                6.91%(c)             8.06%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                            59%                  89%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $22,281,118.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Income Fund
and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes of net assets of AIM Income Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Income Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-45a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-73.63%

ADVERTISING-0.18%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $    1,227,000      $  1,237,098
===============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.49%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $3,715,292)(a)(b)        3,115,000         3,340,246
===============================================================================

AUTOMOBILE MANUFACTURERS-0.78%

DaimlerChrysler North America Holding Corp.,
  Series D, Gtd. Floating Rate Medium Term
  Notes, 3.89%, 05/24/06(a)(c)                      2,700,000         2,702,470
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                       2,525,000         2,561,183
===============================================================================
                                                                      5,263,653
===============================================================================

BROADCASTING & CABLE TV-4.52%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10 (Acquired 09/15/00;
  Cost $3,572,748)(a)(d)                            3,600,000         3,141,000
-------------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 7.89%,
  04/01/09(a)(e)                                    1,480,000         1,533,650
-------------------------------------------------------------------------------
Charter Communications Operating, LLC/
  Charter Communications Operating Capital
  Corp., Sr. Second Lien Notes, 8.00%,
  04/30/12 (Acquired 05/11/04; Cost
  $1,771,000)(a)(b)                                 1,840,000         1,872,200
-------------------------------------------------------------------------------
Comcast Cable Communications,
  Sr. Unsec. Unsub. Notes, 6.38%, 01/30/06(a)       1,000,000         1,011,150
-------------------------------------------------------------------------------
Comcast Corp.,
  Sr. Sub. Deb., 10.63%, 07/15/12(a)                3,175,000         4,101,147
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                              2,170,000         2,200,575
-------------------------------------------------------------------------------
    8.38%, 11/01/05(a)                                330,000           335,082
-------------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(a)        5,930,000         6,265,401
-------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                       1,425,000         1,443,596
-------------------------------------------------------------------------------
CSC Holdings Inc.,
  Series B, Sr. Unsec. Unsub. Notes, 7.63%,
  04/01/11(a)                                         645,000           653,062
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07(a)              1,925,000         1,997,187
-------------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                           981,000           986,951
-------------------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24(a)                                4,320,000         5,113,109
===============================================================================
                                                                     30,654,110
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


CONSUMER FINANCE-9.56%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $2,339,002)(a)(b)(c)                         $    2,300,000      $  2,307,406
-------------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                  5,850,000         5,850,526
-------------------------------------------------------------------------------
  Medium Term Notes, 7.75%, 02/15/07(a)             2,875,000         2,949,232
-------------------------------------------------------------------------------
  Notes, 6.38%, 12/15/05(a)                           910,000           916,179
-------------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                              4,480,000         4,526,906
-------------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             17,305,000        17,481,511
-------------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                  1,510,000         1,520,781
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(a)(c)                                   13,890,000(f)     13,827,634
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(a)                                      15,315,000(f)     15,465,700
===============================================================================
                                                                     64,845,875
===============================================================================

DISTILLERS & VINTNERS-0.30%

Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12(a)                    1,900,000         2,047,250
===============================================================================

DIVERSIFIED BANKS-6.30%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04-11/22/04; Cost
  $4,228,740)(a)(b)(g)                              3,790,000         3,907,884
-------------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(g)                         3,229,000         3,341,724
-------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $598,887)(a)(b)            540,000           545,314
-------------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/21/05-
  04/22/05; Cost $6,649,844)(a)(b)                  5,340,000         6,962,239
-------------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(a)(c)                                    2,675,000         2,605,717
-------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03-
  11/22/04; Cost $6,116,283)(a)(b)                  4,840,000         5,322,742
-------------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)           2,100,000         2,350,194
-------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $2,100,000)(a)(b)(g)                              2,100,000         2,228,268
-------------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                         3,790,000         4,098,733
-------------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06(a)                                          75,000            79,711
-------------------------------------------------------------------------------


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(a)(e)(g)                               $    2,300,000      $  2,044,990
-------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(a)(e)             2,700,000         2,185,807
-------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(a)(e)(g)                   3,270,000         2,957,460
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                                2,080,000         2,749,136
-------------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(a)(g)                                1,350,000         1,386,207
===============================================================================
                                                                     42,766,126
===============================================================================

DIVERSIFIED CHEMICALS-0.72%

Dow Capital B.V. (Netherlands)-Series G,
  Medium Term Notes, 8.64%, 06/01/22(a)             3,780,000         4,872,836
===============================================================================

DIVERSIFIED METALS & MINING-0.37%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.38%, 09/01/05(a)                          2,500,000         2,506,375
===============================================================================

ELECTRIC UTILITIES-1.66%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)             895,000           903,189
-------------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                   3,050,000         3,146,288
-------------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $1,473,372)(a)(b)                  1,485,000         1,696,612
-------------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                         1,320,000         1,338,612
-------------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd Unsub. Global
  Notes, 6.50%, 02/25/08(a)                         4,075,000         4,188,366
===============================================================================
                                                                     11,273,067
===============================================================================

FOOD RETAIL-0.29%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                       1,840,000         1,968,800
===============================================================================

GAS UTILITIES-0.19%

Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                       1,285,000         1,295,601
===============================================================================

GENERAL MERCHANDISE STORES-0.14%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                                  920,000           952,200
===============================================================================

GOLD-0.46%

Newmont Mining Corp., Unsec. Notes, 5.88%,
  04/01/35(a)                                       3,100,000         3,085,337
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


HEALTH CARE FACILITIES-1.07%

HCA Inc.,
  Medium Term Notes, 8.85%, 01/01/07(a)        $    2,250,000      $  2,345,040
-------------------------------------------------------------------------------
  Notes, 7.00%, 07/01/07(a)                         4,755,000         4,923,137
===============================================================================
                                                                      7,268,177
===============================================================================

HEALTH CARE SERVICES-0.35%

Orlando Lutheran Towers Inc., Bonds, 7.75%,
  07/01/11(a)                                       2,395,000         2,385,803
===============================================================================

HOMEBUILDING-1.83%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)         2,725,000         2,973,656
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)              5,000,000         5,618,750
-------------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                       1,065,000         1,072,359
-------------------------------------------------------------------------------
Ryland Group, Inc. (The),
  Sr. Unsec. Unsub. Notes,
  8.00%, 08/15/06(a)                                  750,000           774,307
-------------------------------------------------------------------------------
  9.75%, 09/01/10(a)                                1,890,000         1,991,304
===============================================================================
                                                                     12,430,376
===============================================================================

HOTELS, RESORTS & CRUISE LINES-0.30%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                         1,945,000         2,037,387
===============================================================================

HOUSEWARES & SPECIALTIES-1.26%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                          8,310,000         8,544,757
===============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.28%

Calpine Generating Co., LLC, Sec. Floating
  Rate Global Notes, 9.09%, 04/01/10(a)(h)          1,845,000         1,886,512
===============================================================================

INDUSTRIAL CONGLOMERATES-0.53%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                       1,700,000         1,720,485
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                         675,000           686,178
-------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)                                 1,155,000         1,188,356
===============================================================================
                                                                      3,595,019
===============================================================================

INTEGRATED OIL & GAS-3.35%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                       6,630,000         7,839,842
-------------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                       4,185,000         4,468,576
-------------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)       3,650,000         3,758,843
-------------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)                  6,000,000         6,637,500
===============================================================================
                                                                     22,704,761
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-4.32%

France Telecom S.A. (France),
  Sr. Unsec. Global Notes,
  7.20%, 03/01/06(a)                           $      660,000      $    672,454
-------------------------------------------------------------------------------
  8.50%, 03/01/31(a)                                2,190,000         3,025,156
-------------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                     955,000           959,680
-------------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                       2,670,000         2,616,600
-------------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                         1,250,000         1,269,500
-------------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)              1,735,000         2,345,599
-------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)                          3,110,000         3,293,117
-------------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)                   4,410,000         5,819,304
-------------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)              1,964,000         2,222,246
-------------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                          2,550,000         2,700,552
-------------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                         3,055,000         3,229,624
-------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                          1,205,000         1,175,911
===============================================================================
                                                                     29,329,743
===============================================================================

INVESTMENT BANKING & BROKERAGE-0.50%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(a)                         3,200,000         3,418,400
===============================================================================

LIFE & HEALTH INSURANCE-1.81%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,314,253)(a)(b)        1,330,000         1,394,505
-------------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04-
  01/29/04; Cost $9,072,931)(a)(b)(i)               7,715,000         9,256,071
-------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                                1,575,000         1,645,655
===============================================================================
                                                                     12,296,231
===============================================================================

METAL & GLASS CONTAINERS-0.56%

Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                       1,025,000         1,135,188
-------------------------------------------------------------------------------
Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                       2,465,000         2,680,688
===============================================================================
                                                                      3,815,876
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


MOVIES & ENTERTAINMENT-0.45%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)              $    1,600,000      $  2,006,816
-------------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                  1,000,000         1,013,980
===============================================================================
                                                                      3,020,796
===============================================================================

MULTI-LINE INSURANCE-0.58%

Allmerica Financial Corp., Sr. Unsec. Unsub.
  Deb., 7.63%, 10/15/25(a)                          3,670,000         3,948,186
===============================================================================

MULTI-UTILITIES-0.96%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                                2,121,761         2,402,894
-------------------------------------------------------------------------------
DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                                1,320,000         1,342,770
-------------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                                2,750,000         2,776,373
===============================================================================
                                                                      6,522,037
===============================================================================

MUNICIPALITIES-5.01%

Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                                  700,000           688,625
-------------------------------------------------------------------------------
  5.20%, 02/15/35(a)                                1,375,000         1,379,785
-------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(a)(i)                             1,430,000         1,394,994
-------------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB,
  4.87%, 07/15/16(a)                                1,185,000         1,183,519
-------------------------------------------------------------------------------
  5.22%, 07/15/20(a)                                1,400,000         1,412,432
-------------------------------------------------------------------------------
  5.28%, 01/15/22(a)                                  900,000           909,000
-------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(i)                                    7,800,000         8,151,000
-------------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(i)           3,550,000         3,908,905
-------------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Taxable Series 2005 RB,
  4.41%, 11/15/14(a)(i)                             1,275,000         1,277,856
-------------------------------------------------------------------------------
  5.25%, 11/15/24(a)(i)                               900,000           920,790
-------------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)          1,450,000         1,451,813
-------------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005 K RB, 5.25%,
  12/15/14(a)(i)                                      650,000           722,586
-------------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO, 4.83%, 06/30/28(a)(i)             1,900,000         1,839,314
-------------------------------------------------------------------------------


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(i)                        $    2,500,000      $  2,471,775
-------------------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                             3,700,000         3,678,873
-------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.41%, 07/10/30(a)(i)(j)                          2,700,000         2,593,620
===============================================================================
                                                                     33,984,887
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.71%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                         3,015,000         3,316,500
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $2,676,054)(a)(b)                                 2,695,000         2,664,277
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                       7,725,000         9,367,335
-------------------------------------------------------------------------------
Petrozuata Finance, Inc. (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $3,288,231)(a)(b)                  3,102,104         3,040,062
===============================================================================
                                                                     18,388,174
===============================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.14%

Enterprise Products Operating L.P.,
  Sr. Notes, 4.95%, 06/01/10(a)                       665,000           661,170
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 7.50%,
  02/01/11(a)                                         265,000           292,934
===============================================================================
                                                                        954,104
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-6.75%

ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(g)                    3,200,000         3,719,584
-------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-07/28/05; Cost
  $7,736,351)(a)(b)(g)                              6,845,000         7,600,962
-------------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(a)                         3,300,000         3,333,924
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Series
  1999-2, Global Bonds, 9.69%, 08/15/09(a)          3,914,250         4,314,482
-------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)       2,966,667         3,063,499
-------------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $5,321,432)(a)(b)                            5,325,000         5,114,450
-------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Class A, Sr. Floating Rate Notes, 3.98%,
  01/25/36 (Acquired 03/21/05; Cost
  $3,200,000)(a)(b)(c)(k)                           3,200,000         3,202,000
-------------------------------------------------------------------------------

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $5,704,016)(a)(b)    $    4,921,111      $  5,894,064
-------------------------------------------------------------------------------
Toll Road Investors Partnership II, L.P.-
  Series A, Bonds, 5.50%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $6,037,929)(a)(b)(i)(l)                          51,600,000         6,228,430
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(g)               3,000,000         3,316,044
===============================================================================
                                                                     45,787,439
===============================================================================

PROPERTY & CASUALTY INSURANCE-3.65%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                           615,000           637,214
-------------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)              1,400,000         1,533,140
-------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(a)                    8,100,000         8,919,558
-------------------------------------------------------------------------------
Markel Capital Trust I-Series B, Gtd. Trust
  Pfd. Notes, 8.71%, 01/01/46(a)                    2,000,000         2,161,240
-------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $4,685,932)(a)(b)         4,392,000         4,652,709
-------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 01/21/04-
  06/09/05; Cost $7,040,963)(a)(b)                  6,800,000         6,836,380
===============================================================================
                                                                     24,740,241
===============================================================================

RAILROADS-0.10%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                         675,000           682,580
===============================================================================

REAL ESTATE-1.27%

Health Care Property Investors, Inc., Notes,
  5.63%, 05/01/17(a)                                2,290,000         2,282,947
-------------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                       1,300,000         1,308,073
-------------------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)                  1,860,000         1,973,925
-------------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                    1,000,000         1,017,720
-------------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                       1,825,000         2,021,188
===============================================================================
                                                                      8,603,853
===============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.45%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                       3,000,000         3,078,720
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

REGIONAL BANKS-1.47%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)   $    6,550,000      $  6,780,757
-------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 3.90%, 06/01/28(a)(c)                 1,160,000         1,093,114
-------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                       2,120,000         2,107,068
===============================================================================
                                                                      9,980,939
===============================================================================

REINSURANCE-0.58%

GE Global Insurance Holding Corp.,
  Unsec. Notes,
  7.00%, 02/15/26(a)                                1,775,000         1,885,139
-------------------------------------------------------------------------------
  7.75%, 06/15/30(a)                                1,825,000         2,076,905
===============================================================================
                                                                      3,962,044
===============================================================================

RESTAURANTS-0.52%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                       2,765,000         2,882,761
-------------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                         650,000           668,883
===============================================================================
                                                                      3,551,644
===============================================================================

SOVEREIGN DEBT-3.29%

Federative Republic of Brazil (Brazil),
  Series EI-L, Floating Rate Bonds, 4.25%,
  04/15/06(a)(e)                                    1,472,000         1,475,652
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Bonds, 11.00%,
  08/17/40(a)                                       1,825,000         2,153,500
-------------------------------------------------------------------------------
Russian Federation (Russia),
  REGS, Unsec. Unsub. Euro Bonds, 10.00%,
  06/26/07 (Acquired 05/14/04; Cost
  $4,428,938)(a)(b)                                 3,950,000         4,338,680
-------------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost
  $4,246,447)(a)(b)(m)                              4,715,000         5,243,080
-------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                                1,355,000         1,467,465
-------------------------------------------------------------------------------
  7.50%, 04/08/33(a)                                6,690,000         7,664,064
===============================================================================
                                                                     22,342,441
===============================================================================

SPECIALTY CHEMICALS-0.67%

Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                     10,000            11,000
-------------------------------------------------------------------------------
Stauffer Chemical, Deb., 5.54%, 04/15/18
  (Acquired 07/25/05; Cost
  $4,509,189)(b)(k)(l)                              8,950,000         4,509,117
===============================================================================
                                                                      4,520,117
===============================================================================

THRIFTS & MORTGAGE FINANCE-0.64%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                         700,000           708,708
-------------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(a)                    3,305,000         3,650,769
===============================================================================
                                                                      4,359,477
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


TOBACCO-0.17%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                  $    1,165,000      $  1,177,594
===============================================================================

TRADING COMPANIES & DISTRIBUTORS-1.03%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05-
  03/03/05; Cost $7,063,757)(a)(b)                  6,225,000         6,954,695
===============================================================================

TRUCKING-1.07%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                                6,675,000         7,228,825
===============================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $496,574,166)                                     499,610,409
===============================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.45%(N)

AUSTRALIA-1.55%

New South Wales Treasury Corp. (Sovereign
  Debt)-Series 14RG, Gtd. Euro Bonds, 5.50%,
  08/01/14(a)                 AUD                  13,800,000        10,554,208
===============================================================================

CANADA-0.57%

Canadian Government (Sovereign Debt)- Series
  A55, Gtd. Bonds, 8.00%, 06/01/23(a)     CAD       3,200,000         3,839,059
===============================================================================

CAYMAN ISLANDS-0.62%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97-06/16/03; Cost
  $3,282,253)(a)(b)       GBP                       2,040,293         4,199,413
===============================================================================

GERMANY-1.82%

Bundesrepublik Deutschland (Sovereign Debt),
  Series 03, Euro Bonds, 4.75%, 07/04/34(a)
                  EUR                               6,000,000         8,566,068
-------------------------------------------------------------------------------
  Series 94, Euro Bonds, 6.25%, 01/04/24(a)
                  EUR                               2,300,000         3,768,971
===============================================================================
                                                                     12,335,039
===============================================================================

ITALY-0.49%

Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD       4,310,000         3,301,815
===============================================================================

JAPAN-0.71%

Takefuji Corp. (Consumer Finance), Sr. Unsec.
  Medium Term Euro Notes, 1.01%,
  03/01/34(a)                 JPY               1,000,000,000         4,844,977
===============================================================================

LUXEMBOURG-0.49%

International Bank for Reconstruction &
  Development (The) (Diversified Banks)-
  Series E, Sr. Unsec. Medium Term Global
  Notes, 6.35%, 08/20/07(a)(l)          NZD         5,600,000         3,350,881
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

SPAIN-0.70%

Spanish Government (Sovereign Debt), Euro
  Bonds, 4.20%, 01/31/37(a)           EUR           3,650,000      $  4,763,476
===============================================================================

UNITED KINGDOM-0.50%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 5.00%, 09/07/14(a)      GBP         1,825,000         3,376,661
===============================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $48,346,788)                                       50,565,529
===============================================================================

U.S. MORTGAGE-BACKED SECURITIES-7.88%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-4.38%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                           $       52,499            54,647
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(a)                       86,642            90,785
-------------------------------------------------------------------------------
  6.50%, 04/01/16 to 01/01/35(a)                    3,172,747         3,286,203
-------------------------------------------------------------------------------
  5.50%, 09/01/16 to 12/01/33(a)                    3,950,451         3,995,183
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 11/01/33(a)                    2,026,986         2,083,531
-------------------------------------------------------------------------------
  7.50%, 06/01/30(a)                                    4,988             5,327
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(o)                            20,500,000        20,173,281
===============================================================================
                                                                     29,688,957
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.77%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                      395,029           421,163
-------------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(a)                      731,683           769,102
-------------------------------------------------------------------------------
  6.50%, 09/01/16 to 09/01/34(a)                    3,558,671         3,685,791
-------------------------------------------------------------------------------
  6.00%, 07/01/17 to 01/01/19(a)                    2,127,830         2,199,224
-------------------------------------------------------------------------------
  5.00%, 01/01/18 to 09/01/18(a)                      787,793           790,459
-------------------------------------------------------------------------------
  8.50%, 10/01/28(a)                                  117,013           127,683
-------------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32(a)                      507,643           545,302
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20(a)(o)                             2,295,080         2,300,818
-------------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(o)                 5,825,486         5,871,520
-------------------------------------------------------------------------------
  6.00%, 08/01/35(a)(o)                             2,036,700         2,081,253
===============================================================================
                                                                     18,792,315
===============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.73%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                      389,563      $    419,148
-------------------------------------------------------------------------------
  8.50%, 11/15/24(a)                                  192,603           212,279
-------------------------------------------------------------------------------
  8.00%, 09/20/26(a)                                   84,803            91,126
-------------------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32(a)                    1,222,437         1,278,388
-------------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31(a)                       38,263            40,434
-------------------------------------------------------------------------------

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  6.00%, 12/15/31 to 02/15/33(a)               $    1,233,073         1,269,012
-------------------------------------------------------------------------------
  5.50%, 02/15/34(a)                                1,630,829         1,652,592
===============================================================================
                                                                      4,962,979
===============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $53,714,468)                                             53,444,251
===============================================================================

ASSET-BACKED SECURITIES-6.75%

AEROSPACE & DEFENSE-0.45%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., 6.66%, 09/15/13 (Acquired 02/09/05;
  Cost $3,118,543)(a)(b)(i)                         2,809,878         3,060,434
===============================================================================

CONSUMER RECEIVABLES-0.63%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  4.08%, 10/25/36 (Acquired 03/24/04-
  05/26/04; Cost $4,246,527)(b)(c)(k)               4,287,875         4,244,996
===============================================================================

MULTI-SECTOR HOLDINGS-0.22%

Longport Funding Ltd. (Cayman Islands)-
  Series 2005-2A, Class A1J, Floating Rate
  Bonds, 3.69%, 02/03/40 (Acquired 03/31/05;
  Cost $1,500,000)(b)(c)(k)                         1,500,000         1,500,000
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.27%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/27/05; Cost $8,764,502)(a)(b)         7,620,000         9,344,558
-------------------------------------------------------------------------------
Lilacs Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/11/64 (Acquired 07/14/05,
  Cost $1,500,000)(b)(k)                            1,500,000         1,500,000
-------------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 12/12/03-
  11/04/04; Cost $3,512,705)(b)(k)                  3,500,000         3,528,700
-------------------------------------------------------------------------------
Patrons' Legacy 2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired 04/30/04; Cost
  $10,000,000)(b)(k)                               10,000,000        10,227,000
-------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.35%, (Acquired
  12/07/04; Cost $4,400,000)(a)(b)(g)(h)            4,400,000         4,386,048
===============================================================================
                                                                     28,986,306
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $4,327,916)(a)(b)                                 4,300,000         4,354,739
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

REINSURANCE-0.54%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $3,600,000)(a)(b)                       $    3,600,000      $  3,650,868
===============================================================================
    Total Asset-Backed Securities (Cost
      $44,956,249)                                                   45,797,343
===============================================================================

                                                   SHARES
WARRANTS & OTHER EQUITY INTERESTS-4.64%

BROADCASTING & CABLE TV-0.00%

ONO Finance PLC (United Kingdom)-REGS- Wts.,
  expiring 01/05/09 (Acquired 07/30/99; Cost
  $0)(b)(k)(p)(q)                                         300                 0
===============================================================================

DIVERSIFIED BANKS-0.59%

HSBC Capital Funding L.P./Jersey Channel
  Islands (United Kingdom), 4.61% Pfd.
  (Acquired 11/05/03; Cost $3,869,958)(a)(b)        4,150,000         3,979,850
===============================================================================

DIVERSIFIED CAPITAL MARKETS-0.74%

UBS Preferred Funding Trust I, 8.62% Pfd.(a)        4,300,000         5,047,125
===============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B,
  Pfd.-Wts., expiring 11/05/09 (Acquired
  06/13/00; Cost $0)(b)(k)(p)(q)                        3,845                 0
-------------------------------------------------------------------------------
O'Sullivan Industries, Inc-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost
  $0)(b)(k)(p)(q)                                       3,845                 0
===============================================================================
                                                                              0
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(p)              17,844                98
-------------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost
  $48,673)(b)(k)(p)(q)                                  6,485                 0
===============================================================================
                                                                             98
===============================================================================

LIFE & HEALTH INSURANCE-0.31%

Aegon N.V. (Netherlands), 6.38% Pfd.                   83,000         2,131,440
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.12%

ABN AMRO XVIII Custodial Receipts- Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,799,995)(b)(k)(r)                                     18         1,800,000
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired 03/17/04-
  09/28/04; Cost $6,529,479)(a)(b)(c)                   6,700         6,638,729
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      MARKET
                                                   SHARES             VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $2,050,610)(a)(b)(c)                                  2,100         2,051,051
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $3,885,868)(a)(b)(c)                                  4,000      $  3,885,484
===============================================================================
                                                                     14,375,264
===============================================================================

THRIFTS & MORTGAGE FINANCE-0.88%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(s)                                              59,700         2,967,090
-------------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(s)                                              59,700         2,996,940
===============================================================================
                                                                      5,964,030
===============================================================================
    Total Warrants & Other Equity Interests
      (Cost $31,590,136)                                             31,497,807
===============================================================================

                                                 PRINCIPAL
                                                   AMOUNT

U.S. TREASURY SECURITIES-1.78%

U.S. TREASURY INFLATION-INDEXED BONDS-0.24%

2.00%, 07/15/14(a)                             $    1,650,272(t)      1,668,581
===============================================================================

U.S. TREASURY STRIPS-1.54%

4.76%, 02/15/23(a)(u)                               9,225,000         4,107,985
-------------------------------------------------------------------------------
4.54%, 05/15/25(a)(u)                               6,600,000         2,650,296
-------------------------------------------------------------------------------
4.71%, 08/15/28(a)(u)                              10,475,000         3,669,497
===============================================================================
                                                                     10,427,778
===============================================================================
    Total U.S. Treasury Securities (Cost
      $12,029,727)                                                   12,096,359
===============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.51%

FEDERAL HOME LOAN BANK-0.49%

Unsec. Global Bonds, 4.10%, 06/13/08(a)             3,400,000         3,362,464
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.02%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09(a)(h)                             7,000,000         6,898,850
===============================================================================
    Total U.S. Government Agency Securities
      (Cost $10,379,905)                                             10,261,314
===============================================================================

BUNDLED SECURITIES-0.29%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/05 (Acquired 07/20/05; Cost
  $1,927,667)(a)(b)                                 1,835,000         1,932,332
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

                                                                      MARKET
                                                   SHARES             VALUE
-------------------------------------------------------------------------------

MONEY MARKET FUNDS-0.19%

Liquid Assets Portfolio-Institutional
  Class(v)                                            635,346      $    635,346
-------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(v)           635,346           635,346
===============================================================================
    Total Money Market Funds (Cost
      $1,270,692)                                                     1,270,692
===============================================================================
TOTAL INVESTMENTS-104.12% (Cost $700,789,798)                       706,476,036
===============================================================================
OTHER ASSETS LESS LIABILITIES-(4.12%)                               (27,930,486)
===============================================================================
NET ASSETS-100.00%                                                 $678,545,550
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

AUD      - Australian Dollar
CAD      - Canadian Dollar
Ctfs.    - Certificates
Deb.     - Debentures
CARS     - Convertible Auction Rate Securities
EUR      - Euro
GBP      - British Pound Sterling
GO       - General Obligation Bonds
Gtd.     - Guaranteed
JPY      - Japanese Yen
NZD      - New Zealand Dollar
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $669,799,963, which represented 94.81% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $176,584,951, which represented 26.02% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest and/or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at July 31, 2005 represented less than 1% of the Fund's Total Investments.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 8.
(g) Perpetual bond with no specified maturity date.
(h) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(i) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $30,511,813, which represented 4.50% of the Fund's Net Assets.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(m) Step bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Foreign denominated security. Par value is denominated in currency indicated.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was less than 1% of the Fund's Total Investments. See Note 1A.
(r) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(s) Interest rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(t) Principal amount of security and interest payments are adjusted for inflation.
(u) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(v) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $699,519,106)                                $ 705,205,344
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,270,692)                                1,270,692
============================================================
    Total investments (cost $700,789,798)        706,476,036
============================================================
Foreign currencies, at market value (cost
  $116,114)                                          115,428
============================================================
Receivables for:
  Investments sold                                12,454,850
------------------------------------------------------------
  Fund shares sold                                   713,440
------------------------------------------------------------
  Dividends and interest                          10,200,553
------------------------------------------------------------
  Investments matured (Note 10)                      726,750
------------------------------------------------------------
  Foreign currency contracts closed                  387,419
------------------------------------------------------------
  Foreign currency contracts outstanding             224,879
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               169,805
------------------------------------------------------------
Other assets                                          46,774
============================================================
    Total assets                                 731,515,934
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           49,436,081
------------------------------------------------------------
  Fund shares reacquired                           1,416,622
------------------------------------------------------------
  Amount due custodian                               264,908
------------------------------------------------------------
  Dividends                                          752,754
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 230,983
------------------------------------------------------------
  Variation margin                                   351,794
------------------------------------------------------------
Accrued distribution fees                            256,343
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,179
------------------------------------------------------------
Accrued transfer agent fees                          148,119
------------------------------------------------------------
Accrued operating expenses                           110,601
============================================================
    Total liabilities                             52,970,384
============================================================
Net assets applicable to shares outstanding    $ 678,545,550
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 958,064,378
------------------------------------------------------------
Undistributed net investment income                 (431,314)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                     (284,152,288)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts         5,064,774
============================================================
                                               $ 678,545,550
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 356,661,340
____________________________________________________________
============================================================
Class B                                        $ 156,363,278
____________________________________________________________
============================================================
Class C                                        $  32,304,520
____________________________________________________________
============================================================
Class R                                        $   2,371,058
____________________________________________________________
============================================================
Investor Class                                 $ 130,845,354
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,741,259
____________________________________________________________
============================================================
Class B                                           23,974,739
____________________________________________________________
============================================================
Class C                                            4,967,909
____________________________________________________________
============================================================
Class R                                              364,412
____________________________________________________________
============================================================
Investor Class                                    20,050,081
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        6.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.52 divided
      by 95.25%)                               $        6.85
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        6.52
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        6.50
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        6.51
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $        6.53
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $37,538,154
-------------------------------------------------------------------------
Dividends                                                         609,114
-------------------------------------------------------------------------
Dividends from affiliates                                         216,464
=========================================================================
    Total investment income                                    38,363,732
=========================================================================

EXPENSES:

Advisory fees                                                   2,997,579
-------------------------------------------------------------------------
Administrative services fees                                      207,412
-------------------------------------------------------------------------
Custodian fees                                                    110,167
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         922,383
-------------------------------------------------------------------------
  Class B                                                       1,765,662
-------------------------------------------------------------------------
  Class C                                                         347,654
-------------------------------------------------------------------------
  Class R                                                           9,621
-------------------------------------------------------------------------
  Investor Class                                                  364,083
-------------------------------------------------------------------------
Transfer agent fees                                             1,786,407
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          41,529
-------------------------------------------------------------------------
Other                                                             451,944
=========================================================================
    Total expenses                                              9,004,441
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (102,994)
=========================================================================
    Net expenses                                                8,901,447
=========================================================================
Net investment income                                          29,462,285
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         9,775,218
-------------------------------------------------------------------------
  Foreign currencies                                              198,194
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,860,769)
-------------------------------------------------------------------------
  Futures contracts                                             5,443,724
=========================================================================
                                                               13,556,367
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         4,311,873
-------------------------------------------------------------------------
  Foreign currencies                                               (7,361)
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,174,522)
-------------------------------------------------------------------------
  Futures contracts                                            (2,732,140)
=========================================================================
                                                                  397,850
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             13,954,217
=========================================================================
Net increase in net assets resulting from operations          $43,416,502
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  29,462,285    $ 33,057,226
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                    13,556,367      15,061,062
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                                 397,850       1,249,583
===========================================================================================
    Net increase in net assets resulting from operations         43,416,502      49,367,871
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (23,725,927)    (24,850,068)
-------------------------------------------------------------------------------------------
  Class B                                                       (10,055,364)    (12,157,590)
-------------------------------------------------------------------------------------------
  Class C                                                        (1,984,217)     (2,104,961)
-------------------------------------------------------------------------------------------
  Class R                                                          (116,637)        (52,031)
-------------------------------------------------------------------------------------------
  Investor Class                                                 (9,373,602)     (8,381,763)
===========================================================================================
    Decrease in net assets resulting from distributions         (45,255,747)    (47,546,413)
===========================================================================================
Share transactions-net:
  Class A                                                       (27,027,949)    (64,220,848)
-------------------------------------------------------------------------------------------
  Class B                                                       (39,542,595)    (61,960,399)
-------------------------------------------------------------------------------------------
  Class C                                                        (4,539,854)     (5,120,031)
-------------------------------------------------------------------------------------------
  Class R                                                         1,056,744         832,304
-------------------------------------------------------------------------------------------
  Investor Class                                                (32,922,939)    166,418,910
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (102,976,593)     35,949,936
===========================================================================================
    Net increase (decrease) in net assets                      (104,815,838)     37,771,394
===========================================================================================

NET ASSETS:

  Beginning of year                                             783,361,388     745,589,994
===========================================================================================
  End of year (including undistributed net investment income
    of $(431,314) and $2,486,825, respectively).              $ 678,545,550    $783,361,388
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $947.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $84,710.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $207,412.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $1,786,407.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $922,383, $1,765,662, $347,654, $9,621, and $364,083, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $78,768 in front-end sales commissions from the sale of Class A shares and $2,129, $48,430, $4,946 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                    MARKET                                               UNREALIZED         MARKET
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,398,721       $124,379,712      $(127,143,087)      $       --       $  635,346      $ 50,567     $       --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,398,721        124,379,712       (127,143,087)              --          635,346        51,010             --
==================================================================================================================================
  Subtotal        $6,797,442       $248,759,424      $(254,286,174)      $       --       $1,270,692      $101,577     $       --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS IN OTHER AFFILIATES:

    The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED         MARKET
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  B, 2.91%
  Floating Rate
  Pfd.            $   600,000      $         --      $    (600,000)      $       --       $       --      $ 13,786     $       --
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  C, 2.91%
  Floating Rate
  Pfd.              1,500,000                --         (1,500,000)              --               --        34,466             --
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  D, 2.91%
  Floating Rate
  Pfd.              2,900,000                --         (2,900,000)              --               --        66,635             --
==================================================================================================================================
  Subtotal        $ 5,000,000      $         --      $  (5,000,000)      $       --       $       --      $114,887     $       --
==================================================================================================================================
  Total           $11,797,442      $248,759,424      $(259,286,174)      $       --       $1,270,692      $216,464     $       --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $17,337.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $6,671 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the Fund had average borrowings for the 16 days the borrowings were outstanding, in the amount of $3,966,869 with a weighted average interest of 2.82% and interest expense of $4,900. During the year ended July 31, 2005, the Fund did not lend under this facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under this facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                             CONTRACT TO                             UNREALIZED
SETTLEMENT                                                            --------------------------                    APPRECIATION
DATE                                               CURRENCY             DELIVER        RECEIVE         VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
08/12/05                                    Japanese Yen              520,000,000    $ 4,970,274    $ 4,631,380      $ 338,894
---------------------------------------------------------------------------------------------------------------------------------
09/13/05                                    British Pound Sterling        350,000        632,527        614,407         18,120
---------------------------------------------------------------------------------------------------------------------------------
09/16/05                                    New Zealand Dollar          4,680,000      3,281,990      3,169,195        112,795
---------------------------------------------------------------------------------------------------------------------------------
09/29/05                                    Canadian Dollar             4,300,000      3,503,911      3,518,245        (14,334)
---------------------------------------------------------------------------------------------------------------------------------
10/19/05                                    Euro                       13,800,000     16,677,300     16,791,778       (114,478)
---------------------------------------------------------------------------------------------------------------------------------
10/20/05                                    Australian Dollar          17,300,000     12,923,100     13,039,218       (116,118)
=================================================================================================================================
                                                                                     $41,989,102    $41,764,223      $ 224,879
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--FUTURES CONTRACTS

On July 31, 2005, $10,300,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                               NO. OF         MONTH/          MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        68       Sep-06/Long     $ 16,240,950      $  (7,140)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                       198       Dec-06/Long       47,272,500       (111,265)
-------------------------------------------------------------------------------------------------------------------------
Japanese Government 10 Year Bonds                                 12       Sep-05/Short     (14,934,496)        83,337
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      481       Sep-05/Long       53,383,484       (794,861)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       39       Sep-05/Long        4,497,188          1,024
=========================================================================================================================
                                                                                           $106,459,626      $(828,905)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income:                      $45,255,747    $47,546,413
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
-----------------------------------------------------------------------------
Undistributed ordinary income                                   $   4,856,512
-----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments              (1,714,787)
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (316,484)
-----------------------------------------------------------------------------
Capital loss carryover                                           (278,116,330)
-----------------------------------------------------------------------------
Post-October Capital loss deferral                                 (4,227,739)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     958,064,378
=============================================================================
  Total Equity                                                  $ 678,545,550
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts, and differing treatment of bond premium amortization, partnerships and defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation (depreciation) on foreign currencies of $(17,438) and appreciation on futures contracts of $83,337.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $205,576,492 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2006                                                 $  8,811,288
---------------------------------------------------------------------------
July 31, 2007                                                   25,933,590
---------------------------------------------------------------------------
July 31, 2008                                                   40,380,261
---------------------------------------------------------------------------
July 31, 2009                                                   36,238,439
---------------------------------------------------------------------------
July 31, 2010                                                   96,935,672
---------------------------------------------------------------------------
July 31, 2011                                                   67,966,234
---------------------------------------------------------------------------
July 31, 2013                                                    1,850,846
===========================================================================
Total capital loss carryforward                               $278,116,330
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 23, 2003, the date of the reorganization of AIM Global Income Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $610,288,101 and $700,935,996, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $850,000 par value, Series B Senior Unsecured Notes, 9.25%, which were due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  9,744,823
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (11,525,509)
==============================================================================
Net unrealized appreciation of investment securities             $ (1,780,686)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $708,256,722.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership transactions, bond premium amortization, paydowns on mortgage-backed securities, defaulted bonds and capital loss carryforward limitations, on July 31, 2005, undistributed net investment income was increased by $12,875,323, undistributed net realized gain (loss) was decreased by $(11,424,832) and shares of beneficial interest decreased by $(1,450,491). This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                          2005                            2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,293,937    $  54,548,610     10,509,207    $  69,615,024
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,615,616       23,824,897      3,486,485       23,152,163
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,037,334        6,818,998      1,363,257        9,045,558
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         218,153        1,434,231        182,093        1,204,694
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             3,094,081       20,402,173      3,753,160       24,979,653
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,745,732       18,083,697      2,883,800       19,119,681
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,086,772        7,164,424      1,335,831        8,868,205
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         237,059        1,558,115        250,635        1,658,843
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          17,672          116,088          7,873           52,039
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,277,149        8,425,538      1,141,666        7,586,388
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                              --               --        768,863        5,095,481
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         93,808          622,323
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        265,700        1,758,132
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                                    --               --     33,350,556      221,411,294
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,131,500       14,027,383      2,719,060       18,035,639
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,129,425)     (14,027,383)    (2,714,995)     (18,035,639)
==========================================================================================================================
Reacquired:
  Class A                                                     (17,262,658)    (113,687,639)   (26,596,888)    (176,086,673)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,574,545)     (56,504,533)   (11,571,725)     (76,567,451)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,966,402)     (12,916,967)    (2,662,267)     (17,582,564)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (75,258)        (493,575)       (64,441)        (424,429)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (9,376,304)     (61,750,650)   (13,190,227)     (87,558,425)
==========================================================================================================================
                                                              (15,629,587)   $(102,976,593)     5,311,451    $  35,949,936
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business on October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230, including $3,699,693 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                      ---------------------------------------------------------------------------
                                                        2005               2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   6.54           $   6.51       $   6.20       $   6.91          $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.28(a)            0.28(a)        0.34(a)        0.44(a)(b)        0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.12               0.15           0.35          (0.70)            (0.23)
=================================================================================================================================
    Total from investment operations                      0.40               0.43           0.69          (0.26)             0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.42)             (0.40)         (0.38)         (0.43)            (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --                 --             --          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                                  (0.42)             (0.40)         (0.38)         (0.45)            (0.53)
=================================================================================================================================
Net asset value, end of period                        $   6.52           $   6.54       $   6.51       $   6.20          $   6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           6.27%              6.64%         11.36%         (4.05)%            4.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $356,661           $384,741       $446,526       $281,966          $346,967
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.01%(d)(e)        0.99%(e)       1.02%          0.96%             0.95%
=================================================================================================================================
Ratio of net investment income to average net assets      4.27%(d)           4.25%          5.19%          6.57%(b)          7.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     85%               155%           141%            70%               83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $368,953,207.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02% and 1.00% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                         2005              2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   6.55          $   6.52       $   6.21       $   6.92          $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.23(a)           0.23(a)        0.29(a)        0.39(a)(b)        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.11              0.15           0.35          (0.70)            (0.23)
=================================================================================================================================
    Total from investment operations                       0.34              0.38           0.64          (0.31)             0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.37)            (0.35)         (0.33)         (0.38)            (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --                --             --          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                                   (0.37)            (0.35)         (0.33)         (0.40)            (0.47)
=================================================================================================================================
Net asset value, end of period                         $   6.52          $   6.55       $   6.52       $   6.21          $   6.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            5.32%             5.86%         10.53%         (4.76)%            3.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $156,363          $196,237       $256,642       $216,710          $237,118
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.76%(d)(e)       1.74%(e)       1.77%          1.71%             1.71%
=================================================================================================================================
Ratio of net investment income to average net assets       3.52%(d)          3.50%          4.44%          5.82%(b)          6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      85%              155%           141%            70%               83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $176,566,177.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                            ---------------------------------------------------------------------
                                                             2005             2004          2003          2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  6.53          $  6.51       $  6.19       $  6.91          $  7.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.23(a)          0.23(a)       0.29(a)       0.39(a)(b)       0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.11             0.14          0.36         (0.71)           (0.23)
=================================================================================================================================
    Total from investment operations                           0.34             0.37          0.65         (0.32)            0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.37)           (0.35)        (0.33)        (0.38)           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                              --               --            --         (0.02)           (0.02)
=================================================================================================================================
    Total distributions                                       (0.37)           (0.35)        (0.33)        (0.40)           (0.47)
=================================================================================================================================
Net asset value, end of period                              $  6.50          $  6.53       $  6.51       $  6.19          $  6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                5.34%            5.72%        10.73%        (4.92)%           3.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $32,305          $36,947       $41,912       $37,769          $44,216
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.76%(d)(e)      1.74%(e)      1.77%         1.71%            1.71%
=================================================================================================================================
Ratio of net investment income to average net assets           3.52%(d)         3.50%         4.44%         5.82%(b)         6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          85%             155%          141%           70%              83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $34,765,405.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                                                        JUNE 2, 2002
                                                                                                         (DATE SALES
                                                                      YEAR ENDED JULY 31,               COMMENCED) TO
                                                              -----------------------------------         JULY 31,
                                                               2005            2004         2003            2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.53          $ 6.51       $ 6.20          $ 6.53
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)         0.26(a)      0.32(a)         0.06(a)(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.12            0.14         0.35           (0.32)
=====================================================================================================================
    Total from investment operations                            0.38            0.40         0.67           (0.26)
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.40)          (0.38)       (0.36)          (0.05)
---------------------------------------------------------------------------------------------------------------------
  Return of capital                                               --              --           --           (0.02)
=====================================================================================================================
    Total distributions                                        (0.40)          (0.38)       (0.36)          (0.07)
=====================================================================================================================
Net asset value, end of period                                $ 6.51          $ 6.53       $ 6.51          $ 6.20
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 5.99%           6.20%       11.08%          (4.01)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,371          $1,331       $  509          $   10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                         1.26%(d)(e)     1.24%(e)     1.27%           1.21%(f)
=====================================================================================================================
Ratio of net investment income to average net assets            4.02%(d)        4.00%        4.94%           6.32%(b)(f)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(g)                                        85%            155%         141%             70%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,924,218.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.27% and 1.25% for the year ended July 31, 2005 and July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.55             $   6.71
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.28(a)              0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.12                (0.06)
=================================================================================================
    Total from investment operations                               0.40                 0.18
=================================================================================================
Less distributions from net investment income                     (0.42)               (0.34)
=================================================================================================
Net asset value, end of period                                 $   6.53             $   6.55
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    6.26%                2.67%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $130,845             $164,105
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                   1.01%(c)             1.00%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.02%(c)             1.01%(d)
=================================================================================================
Ratio of net investment income to average net assets               4.27%(c)             4.24%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           85%                 155%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $145,670,845.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Intermediate Government Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Intermediate Government Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets, the cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Intermediate Government Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Intermediate Government Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-71a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-84.69%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-20.08%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25(a)               $ 3,092,791   $    3,362,445
---------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30(a)                 5,467,341        5,878,089
---------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29(a)                 2,167,531        2,345,423
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 05/01/35(a)                39,761,291       41,780,534
---------------------------------------------------------------------------
  6.50%, 02/01/11 to 02/01/35(a)                53,215,978       55,219,365
---------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20(a)                1,103,650        1,236,169
---------------------------------------------------------------------------
  12.00%, 02/01/13(a)                                2,766            3,043
---------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33(a)                14,289,453       14,750,844
---------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            10,367,918       10,213,763
---------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21(a)                  203,208          225,478
---------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25(a)                   798,287          886,148
---------------------------------------------------------------------------
  7.05%, 05/20/27(a)                             1,834,175        1,931,315
---------------------------------------------------------------------------
  7.50%, 09/01/30 to 12/01/34(a)                17,994,250       19,218,065
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20(a)(b)                          3,914,540        3,925,550
===========================================================================
                                                                160,976,231
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.95%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 02/01/31(a)                14,942,489       16,372,473
---------------------------------------------------------------------------
  7.50%, 07/01/10 to 04/01/35(a)                16,786,329       17,897,041
---------------------------------------------------------------------------
  7.00%, 05/01/11 to 08/01/35(a)                76,622,031       80,796,744
---------------------------------------------------------------------------
  8.00%, 02/01/12 to 08/01/32(a)                17,264,460       18,459,181
---------------------------------------------------------------------------
  6.00%, 10/01/13 to 07/01/34(a)                45,719,768       47,365,535
---------------------------------------------------------------------------
  6.50%, 06/01/14 to 09/01/34(a)                82,510,867       85,827,474
---------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22(a)                   174,774          192,330
---------------------------------------------------------------------------
  9.00%, 12/01/16(a)                               318,192          351,574
---------------------------------------------------------------------------
  5.00%, 01/01/17 to 12/01/18(a)                 6,654,968        6,677,891
---------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21(a)                1,139,083        1,272,772
---------------------------------------------------------------------------
  10.34%, 04/20/25(a)                              376,173          426,047
---------------------------------------------------------------------------
  6.95%, 07/01/25 to 09/01/26(a)                   415,136          440,245
---------------------------------------------------------------------------
  5.50%, 02/01/32 to 10/01/33(a)                    43,093           43,366
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(b)                         21,543,276       21,193,198
---------------------------------------------------------------------------
  5.00%, 08/01/20 to 08/01/35(a)(b)             19,813,320       19,542,883
---------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(b)             58,463,980       59,130,352
---------------------------------------------------------------------------
  6.00%, 08/01/35(a)(b)                         39,482,000       40,345,669
===========================================================================
                                                                416,334,775
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-12.66%

Pass Through Ctfs.,
  9.00%, 10/15/08 to 04/15/21(a)               $   141,056   $      153,008
---------------------------------------------------------------------------
  6.00%, 10/15/08 to 08/15/34(a)                15,947,196       16,441,215
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 01/15/35(a)                 7,244,030        7,665,724
---------------------------------------------------------------------------
  6.50%, 10/15/08 to 05/15/35(a)                39,643,823       41,646,784
---------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23(a)                   618,035          680,016
---------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24(a)                1,435,799        1,606,474
---------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15(a)                   14,343           15,671
---------------------------------------------------------------------------
  12.50%, 11/15/10(a)                                6,561            7,314
---------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14(a)                   75,519           85,540
---------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15(a)                  104,197          117,412
---------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15(a)                   82,791           94,779
---------------------------------------------------------------------------
  10.50%, 02/15/16(a)                                4,351            4,910
---------------------------------------------------------------------------
  8.50%, 08/20/16 to 04/15/31(a)                 3,548,022        3,862,535
---------------------------------------------------------------------------
  8.75%, 10/20/16 to 01/20/17(a)                   109,337          117,912
---------------------------------------------------------------------------
  8.00%, 02/20/17 to 06/15/27(a)                 2,704,927        2,914,071
---------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18(a)                21,927,996       22,193,622
---------------------------------------------------------------------------
  6.95%, 07/20/25 to 11/20/26(a)                 3,323,266        3,503,029
---------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28(a)                   348,253          372,802
===========================================================================
                                                                101,482,818
===========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $684,164,776)                                       678,793,824
===========================================================================
U.S. GOVERNMENT AGENCY SECURITIES-26.27%

FEDERAL FARM CREDIT BANK-1.57%

Bonds,
  6.00%, 06/11/08(a)                             4,490,000        4,697,169
---------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             7,000,000        7,851,410
===========================================================================
                                                                 12,548,579
===========================================================================

FEDERAL HOME LOAN BANK (FHLB)-13.40%

Unsec. Bonds,
  7.25%, 02/15/07(a)                             5,500,000        5,751,515
---------------------------------------------------------------------------
  4.88%, 05/15/07(a)(c)                         16,000,000       16,196,000
---------------------------------------------------------------------------
  4.50%, 02/15/08(a)                            20,000,000       19,964,000
---------------------------------------------------------------------------
  5.48%, 01/08/09(a)                             1,000,000        1,036,340
---------------------------------------------------------------------------
  5.75%, 10/27/10(a)                            34,500,000       35,267,985
---------------------------------------------------------------------------
  6.00%, 12/23/11(a)(c)                         28,800,000       29,205,792
===========================================================================
                                                                107,421,632
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.22%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                           $ 8,000,000   $    7,902,000
---------------------------------------------------------------------------
  4.75%, 12/08/10(a)                            40,000,000       39,896,400
---------------------------------------------------------------------------
  5.13%, 11/07/13(a)(c)                         10,116,000       10,078,975
===========================================================================
                                                                 57,877,375
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.10%

Unsec. Bonds,
  7.05%, 10/30/15(a)                             1,800,000        1,910,034
---------------------------------------------------------------------------
Unsec. Global Notes,
  3.85%, 04/14/09(a)                             9,000,000        8,850,150
---------------------------------------------------------------------------
Unsec. Notes,
  5.00%, 12/15/08(a)                             4,400,000        4,418,700
---------------------------------------------------------------------------
  4.13%, 04/29/09(a)                             1,650,000        1,637,757
===========================================================================
                                                                 16,816,641
===========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.53%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             3,900,000        4,235,517
===========================================================================

TENNESSEE VALLEY AUTHORITY-1.45%

Series G, Global Bonds,
  5.38%, 11/13/08(a)                            11,250,000       11,611,125
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $210,775,940)                                       210,510,869
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


U.S. TREASURY SECURITIES-9.16%

U.S. TREASURY NOTES-4.96%

4.63%, 05/15/06(a)(c)                          $19,800,000   $   19,919,196
---------------------------------------------------------------------------
2.75%, 06/30/06(a)                               8,000,000        7,919,360
---------------------------------------------------------------------------
4.00%, 11/15/12(a)                               2,000,000        1,978,440
---------------------------------------------------------------------------
4.25%, 08/15/13 to 08/15/14(a)                   9,900,000        9,905,778
===========================================================================
                                                                 39,722,774
===========================================================================

U.S. TREASURY BONDS-3.94%

2.38%, 08/31/06(a)                               9,700,000        9,543,927
---------------------------------------------------------------------------
12.75%, 11/15/10(a)                             11,700,000       12,005,721
---------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   7,500,000       10,066,800
===========================================================================
                                                                 31,616,448
===========================================================================

U.S. TREASURY STRIPS-0.26%

6.79%, 11/15/18(a)(d)                            3,750,000        2,052,525
===========================================================================
    Total U.S. Treasury Securities (Cost
      $73,488,071)                                               73,391,747
===========================================================================

                                                 SHARES
MONEY MARKET FUNDS-11.13%

Government & Agency Portfolio-Institutional
  Class (Cost $89,223,493)(e)                   89,223,493       89,223,493
===========================================================================
TOTAL INVESTMENTS-131.25% (Cost
  $1,057,652,280)                                             1,051,919,933
===========================================================================
OTHER ASSETS LESS LIABILITIES-(31.25%)                         (250,470,644)
===========================================================================
NET ASSETS-100.00%                                           $  801,449,289
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Ctfs    - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $962,696,440, which represented 91.52% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1F.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at July 31, 2005.
(d) Security traded on a discount basis. The interest rate shown represents the rate of discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $968,428,787)                               $  962,696,440
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $89,223,493)                              89,223,493
============================================================
     Total investments (cost $1,057,652,280)   1,051,919,933
============================================================
Receivables for:
  Fund shares sold                                 1,040,247
------------------------------------------------------------
  Dividends and interest                           6,852,448
------------------------------------------------------------
  Principal paydowns                                 168,798
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                87,095
------------------------------------------------------------
Other assets                                          20,488
============================================================
     Total assets                              1,060,089,009
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                          147,696,286
------------------------------------------------------------
  Fund shares reacquired                          34,028,218
------------------------------------------------------------
  Dividends                                          370,117
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                144,952
------------------------------------------------------------
  Reverse repurchase agreements                   75,708,840
------------------------------------------------------------
  Accrued interest expense                            35,595
------------------------------------------------------------
Accrued distribution fees                            377,112
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,226
------------------------------------------------------------
Accrued transfer agent fees                          222,374
------------------------------------------------------------
Accrued operating expenses                            54,000
============================================================
     Total liabilities                           258,639,720
============================================================
Net assets applicable to shares outstanding   $  801,449,289
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  877,844,254
------------------------------------------------------------
Undistributed net investment income                  853,431
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (71,516,049)
------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                           (5,732,347)
============================================================
                                              $  801,449,289
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  407,095,710
____________________________________________________________
============================================================
Class B                                       $  269,708,190
____________________________________________________________
============================================================
Class C                                       $   56,649,783
____________________________________________________________
============================================================
Class R                                       $    4,230,925
____________________________________________________________
============================================================
Investor Class                                $   62,993,662
____________________________________________________________
============================================================
Institutional Class                           $      771,019
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           46,110,148
____________________________________________________________
============================================================
Class B                                           30,448,447
____________________________________________________________
============================================================
Class C                                            6,420,587
____________________________________________________________
============================================================
Class R                                              478,835
____________________________________________________________
============================================================
Investor Class                                     7,130,339
____________________________________________________________
============================================================
Institutional Class                                   87,266
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         8.83
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.83 divided by
       95.25%)                                $         9.27
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         8.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         8.82
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $         8.84
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $         8.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         8.84
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $42,987,567
-------------------------------------------------------------------------
Dividends from affiliated money market funds                    1,744,373
=========================================================================
     Total investment income                                   44,731,940
=========================================================================


EXPENSES:

Advisory fees                                                   3,754,626
-------------------------------------------------------------------------
Administrative services fees                                      259,736
-------------------------------------------------------------------------
Custodian fees                                                     92,506
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                       1,198,393
-------------------------------------------------------------------------
  Class B                                                       3,216,229
-------------------------------------------------------------------------
  Class C                                                         679,112
-------------------------------------------------------------------------
  Class R                                                          23,380
-------------------------------------------------------------------------
  Investor Class                                                  159,963
-------------------------------------------------------------------------
Interest                                                        1,859,063
-------------------------------------------------------------------------
Transfer agent fees-A, B, C, R & Investor                       2,508,732
-------------------------------------------------------------------------
Transfer agent fees-Institutional                                      25
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          49,456
-------------------------------------------------------------------------
Other                                                             475,853
=========================================================================
     Total expenses                                            14,277,074
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (146,570)
=========================================================================
     Net expenses                                              14,130,504
=========================================================================
Net investment income                                          30,601,436
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities              (352,927)
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (7,368,030)
=========================================================================
Net gain (loss) from investment securities                     (7,720,957)
=========================================================================
Net increase in net assets resulting from operations          $22,880,479
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005              2004
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  30,601,436    $   31,614,216
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (352,927)       (3,613,531)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (7,368,030)        6,973,548
=============================================================================================
    Net increase in net assets resulting from operations         22,880,479        34,974,233
=============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (22,275,028)      (24,212,763)
---------------------------------------------------------------------------------------------
  Class B                                                       (12,482,839)      (20,411,485)
---------------------------------------------------------------------------------------------
  Class C                                                        (2,646,783)       (4,304,998)
---------------------------------------------------------------------------------------------
  Class R                                                          (204,894)         (176,822)
---------------------------------------------------------------------------------------------
  Investor Class                                                 (3,292,310)       (2,950,092)
---------------------------------------------------------------------------------------------
  Institutional Class                                                (5,195)               --
=============================================================================================
  Decrease in net assets resulting from distributions           (40,907,049)      (52,056,160)
=============================================================================================
Share transactions-net:
  Class A                                                       (46,414,928)     (168,638,127)
---------------------------------------------------------------------------------------------
  Class B                                                      (101,307,638)     (271,162,557)
---------------------------------------------------------------------------------------------
  Class C                                                       (20,807,937)      (57,106,581)
---------------------------------------------------------------------------------------------
  Class R                                                           (91,553)          444,990
---------------------------------------------------------------------------------------------
  Investor Class                                                (12,395,369)       78,685,852
---------------------------------------------------------------------------------------------
  Institutional Class                                               775,256                --
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (180,242,169)     (417,776,423)
=============================================================================================
    Net increase (decrease) in net assets                      (198,268,739)     (434,858,350)
=============================================================================================

NET ASSETS:

  Beginning of year                                             999,718,028     1,434,576,378
=============================================================================================
  End of year (including undistributed net investment income
    of $853,431 and $(60,098), respectively)                  $ 801,449,289    $  999,718,028
_____________________________________________________________________________________________
=============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For year ended July 31, 2005

CASH PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets from operations                      $    22,880,479
-------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

Decrease in receivables                                                 587,172
-------------------------------------------------------------------------------
Increase in other assets                                                (75,149)
-------------------------------------------------------------------------------
Decrease in payables                                                    (13,958)
-------------------------------------------------------------------------------
Paydown loss                                                         11,223,454
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  securities                                                          7,720,957
-------------------------------------------------------------------------------
Amortization                                                          1,719,827
-------------------------------------------------------------------------------
Purchases of investments                                         (1,285,717,033)
-------------------------------------------------------------------------------
Proceeds from disposition of investments and principal
  payments                                                        1,379,107,071
-------------------------------------------------------------------------------
Net cash provided by operating activities                           137,432,820
-------------------------------------------------------------------------------
CASH USED IN FINANCING ACTIVITIES:

Net increase in borrowings reverse repurchase agreements              7,730,840
-------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                    468,650,577
-------------------------------------------------------------------------------
Dividends paid to shareholders                                       (6,689,820)
-------------------------------------------------------------------------------
Disbursements from share of beneficial interest reacquired         (651,794,174)
-------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                (182,102,577)
-------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                           (44,669,757)
-------------------------------------------------------------------------------
Cash and cash equivalent at beginning of period                     133,893,250
-------------------------------------------------------------------------------
Cash and cash equivalent at end of period                       $    89,223,493
_______________________________________________________________________________
===============================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class Shares are limited to certain investors.

    The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the

     Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $61,701.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $62,556.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $259,736.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,508,732 for Class A, Class B, Class C, Class R and Investor Class share classes and $25 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,198,393, $3,216,229, $679,112, $23,380 and $159,963, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $79,869 in front-end sales commissions from the sale of Class A shares and $1,477, $84,132, $15,568 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market fund for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-Institutional
  Class          $133,893,250     $1,047,643,121    $(1,092,312,878)       $   --         $89,223,493     $1,744,373      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $22,313.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $7,514 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended July 31, 2005, the average borrowings for the 365 days the borrowings were outstanding was $72,637,942 with a weighted interest rate of 2.56% and interest expense of $1,857,344.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the one day the borrowings were outstanding was $22,899,408 with a weighted average interest rate of 2.74% and interest expense of $1,719. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions from ordinary income                            $40,907,049    $52,056,160
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    984,910
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (5,769,502)
--------------------------------------------------------------------------
Temporary book/tax differences                                    (119,619)
--------------------------------------------------------------------------
Capital loss carryforward                                      (61,040,566)
--------------------------------------------------------------------------
Post-October capital loss deferral                             (10,450,188)
--------------------------------------------------------------------------
Shares of beneficial interest                                  877,844,254
==========================================================================
Total net assets                                              $801,449,289
__________________________________________________________________________
==========================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond premium amortization.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $20,298,822
-----------------------------------------------------------------------------
July 31, 2008                                                      9,400,360
-----------------------------------------------------------------------------
July 31, 2011                                                        377,217
-----------------------------------------------------------------------------
July 31, 2012                                                     15,762,988
-----------------------------------------------------------------------------
July 31, 2013                                                     15,201,179
=============================================================================
Total capital loss carryforward                                  $61,040,566
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of reorganization of INVESCO U.S. Government Securities Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $1,158,043,114 and $1,257,094,163, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  4,435,284
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,204,786)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                     $ (5,769,502)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,057,689,435.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, bond premium amortization and reorganization transactions, on July 31, 2005, undistributed net investment income was increased by $11,219,142 and undistributed net realized gain (loss) was decreased by $11,219,142. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      43,640,054    $ 393,937,969     31,583,939    $ 288,510,314
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,262,868       29,347,574      4,337,954       39,810,996
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,415,911       12,671,868      2,182,666       19,991,367
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         219,171        1,966,489        393,399        3,601,416
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               880,450        7,896,852      1,017,858        9,313,513
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           90,040          799,857             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,089,031       18,696,393      2,316,710       21,181,595
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,122,353       10,084,878      1,786,445       16,400,177
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         243,356        2,178,015        367,396        3,358,535
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          22,712          203,402         18,224          166,422
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               349,479        3,130,760        306,566        2,798,507
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                              586            5,192             --               --
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --               --        517,741        4,773,211
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        115,186        1,065,926
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        271,140        2,498,508
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                    --               --     10,784,102       99,480,732
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,474,384       22,175,653      3,411,127       31,202,564
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,466,128)     (22,175,653)    (3,400,020)     (31,202,564)
==========================================================================================================================
Reacquired:
  Class A                                                     (53,463,701)    (481,224,943)   (56,265,272)    (514,305,811)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (13,182,343)    (118,564,437)   (32,388,466)    (297,237,092)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,987,146)     (35,657,820)    (9,072,717)     (82,954,991)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (253,654)      (2,261,444)      (363,960)      (3,322,848)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (2,616,199)     (23,422,981)    (3,591,917)     (32,906,900)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           (3,360)         (29,793)            --               --
==========================================================================================================================
                                                              (20,162,136)   $(180,242,169)   (45,671,899)   $(417,776,423)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 13% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is consider to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c)  Institutional Class shares commenced sales on April 29, 2005.
(d) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377, including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.01         $   9.15    $   9.28    $   9.08    $   8.77
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30             0.29(a)     0.33(a)     0.43(b)     0.50(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.23        0.35
===========================================================================================================================
    Total from investment operations                              0.24             0.31        0.29        0.66        0.85
===========================================================================================================================
Less distributions from net investment income                    (0.42)           (0.45)      (0.42)      (0.46)      (0.54)
===========================================================================================================================
Net asset value, end of period                                $   8.83         $   9.01    $   9.15    $   9.28    $   9.08
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   2.66%            3.45%       3.03%       7.39%       9.91%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $407,096         $462,804    $639,002    $473,104    $302,391
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.19%(d)(e)      1.01%(e)     0.90%      0.94%       1.32%
===========================================================================================================================
Ratio of net investment income to average net assets              3.55%(d)         3.15%       3.47%       4.58%(b)     5.61%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $479,356,992.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.20% and 1.02% for 2005 and 2004, respectively.


                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.04         $   9.18    $   9.31    $   9.11    $   8.79
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23             0.22(a)     0.26(a)     0.37(b)     0.44(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.22        0.35
===========================================================================================================================
    Total from investment operations                              0.17             0.24        0.22        0.59        0.79
===========================================================================================================================
Less distributions from net investment income                    (0.35)           (0.38)      (0.35)      (0.39)      (0.47)
===========================================================================================================================
Net asset value, end of period                                $   8.86         $   9.04    $   9.18    $   9.31    $   9.11
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   1.89%            2.68%       2.30%       6.58%       9.17%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $269,708         $376,960    $654,305    $613,306    $269,677
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.94%(d)(e)      1.76%(e)     1.65%      1.69%       2.08%
===========================================================================================================================
Ratio of net investment income to average net assets              2.80%(d)         2.40%       2.72%       3.83%(b)     4.85%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $321,622,907.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                               2005            2004        2003        2002       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.00         $  9.15    $   9.27    $   9.08    $  8.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23            0.22(a)     0.26(a)     0.37(b)    0.44(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.06)           0.01       (0.03)       0.21       0.34
========================================================================================================================
    Total from investment operations                             0.17            0.23        0.23        0.58       0.78
========================================================================================================================
Less distributions from net investment income                   (0.35)          (0.38)      (0.35)      (0.39)     (0.47)
========================================================================================================================
Net asset value, end of period                                $  8.82         $  9.00    $   9.15    $   9.27    $  9.08
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  1.90%           2.58%       2.42%       6.48%      9.08%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,650         $78,760    $137,213    $127,114    $59,915
========================================================================================================================
Ratio of expenses to average net assets                          1.94%(d)(e)     1.76%(e)     1.65%      1.69%      2.08%
========================================================================================================================
Ratio of net investment income to average net assets             2.80%(d)        2.40%       2.72%       3.83%(b)    4.85%
========================================================================================================================
Ratio of interest expense to average net assets                  0.20%(d)        0.07%       0.01%       0.04%      0.39%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           124%            142%        275%        146%       194%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $67,911,246.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                                                                                 CLASS R
                                                              ----------------------------------------------
                                                                                               JUNE 3, 2002
                                                                                                (DATE SALES
                                                                   YEAR ENDED JULY 31,         COMMENCED) TO
                                                              -----------------------------      JULY 31,
                                                               2005         2004      2003         2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.01       $ 9.16    $ 9.27       $ 9.13
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29         0.27(a)   0.30(a)      0.07(b)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.07)        0.01     (0.02)        0.14
============================================================================================================
    Total from investment operations                            0.22         0.28      0.28         0.21
============================================================================================================
Less distributions from net investment income                  (0.39)       (0.43)    (0.39)       (0.07)
============================================================================================================
Net asset value, end of period                                $ 8.84       $ 9.01    $ 9.16       $ 9.27
____________________________________________________________________________________________________________
============================================================================================================
Total return(c)                                                 2.51%        3.08%     2.99%        2.34%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,231       $4,422    $4,057       $   34
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.44%(d)     1.26%     1.15%        1.19%(e)
============================================================================================================
  Without fee waivers and/or expense reimbursements             1.45%(d)     1.26%     1.15%        1.27%(e)
============================================================================================================
Ratio of net investment income to average net assets            3.30%(d)     2.90%     3.22%        4.33%(b)(e)
============================================================================================================
Ratio of interest expense to average net assets                 0.20%(d)     0.07%     0.01%        0.04%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                       124%         142%      275%         146%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $4,676,094.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.01              $  9.30
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.31                 0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.07)               (0.15)
=================================================================================================
    Total from investment operations                              0.24                 0.09
=================================================================================================
Less distributions from net investment income                    (0.42)               (0.38)
=================================================================================================
Net asset value, end of period                                 $  8.83              $  9.01
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   2.69%                1.02%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $62,994              $76,771
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)             0.98%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.18%(c)             1.00%(d)
=================================================================================================
Ratio of net investment income to average net assets              3.57%(c)             3.18%(d)
=================================================================================================
Ratio of interest expense to average net assets                   0.20%(c)             0.07%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                         124%                 142%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $70,514,677.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.90
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.04)
===================================================================================
    Total from investment operations                                    0.06
===================================================================================
Less distributions from net investment income                          (0.12)
===================================================================================
Net asset value, end of period                                        $ 8.84
___________________________________________________________________________________
===================================================================================
Total return(a)                                                         0.67%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  771
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                        0.81%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.82%(b)
===================================================================================
Ratio of net investment income to average net assets                    3.94%(b)
===================================================================================
Ratio of interest expense to average net assets                         0.20%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                               124%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $376,286.
(c)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Limited Maturity Treasury Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Limited Maturity Treasury Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Limited Maturity Treasury Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                     FS-89a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)        VALUE
----------------------------------------------------------------------------------
U.S. TREASURY NOTES-99.18%(A)
2.38%                                          08/31/06    $24,500    $ 24,105,795
----------------------------------------------------------------------------------
2.50%                                          09/30/06     24,500      24,105,795
----------------------------------------------------------------------------------
2.50%                                          10/31/06     24,600      24,177,126
----------------------------------------------------------------------------------
2.88%                                          11/30/06     24,600      24,261,750
----------------------------------------------------------------------------------
3.00%                                          12/31/06     24,600      24,277,248
----------------------------------------------------------------------------------
3.13%                                          01/31/07     24,600      24,300,126
----------------------------------------------------------------------------------
3.38%                                          02/28/07     24,600      24,377,124
----------------------------------------------------------------------------------
3.75%                                          03/31/07     24,600      24,503,814
----------------------------------------------------------------------------------
3.63%                                          04/30/07     24,600      24,442,314
----------------------------------------------------------------------------------
3.50%                                          05/31/07     24,500      24,281,705
----------------------------------------------------------------------------------
3.63%                                          06/30/07     24,500      24,320,170
----------------------------------------------------------------------------------
3.88%                                          07/31/07     24,000      23,943,768
==================================================================================
TOTAL INVESTMENTS-99.18% (Cost $293,764,362)                           291,096,735
==================================================================================
OTHER ASSETS LESS LIABILITIES-0.82%                                      2,391,939
==================================================================================
NET ASSETS-100.00%                                                    $293,488,674
__________________________________________________________________________________
==================================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, securities are fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $291,096,735, which represented 100% of the Fund's Total Investments. See Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $293,764,362)                                $291,096,735
-----------------------------------------------------------
Cash                                                 32,633
-----------------------------------------------------------
Receivables for:
  Investments sold                               24,231,987
-----------------------------------------------------------
  Fund shares sold                                  126,601
-----------------------------------------------------------
  Interest                                        2,617,904
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               56,985
-----------------------------------------------------------
Other assets                                         24,598
===========================================================
     Total assets                               318,187,443
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                          23,949,558
-----------------------------------------------------------
  Fund shares reacquired                            444,620
-----------------------------------------------------------
  Dividends                                          79,864
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                91,078
-----------------------------------------------------------
Accrued distribution fees                            36,635
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,775
-----------------------------------------------------------
Accrued transfer agent fees                          48,680
-----------------------------------------------------------
Accrued operating expenses                           46,559
===========================================================
     Total liabilities                           24,698,769
===========================================================
Net assets applicable to shares outstanding    $293,488,674
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $300,413,339
-----------------------------------------------------------
Undistributed net investment income                  (7,693)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (4,249,345)
-----------------------------------------------------------
Unrealized appreciation(depreciation) of
  investment securities                          (2,667,627)
===========================================================
                                               $293,488,674
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $241,552,520
___________________________________________________________
===========================================================
Class A3                                       $ 40,524,296
___________________________________________________________
===========================================================
Institutional Class                            $ 11,411,858
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          23,922,627
___________________________________________________________
===========================================================
Class A3                                          4,014,423
___________________________________________________________
===========================================================
Institutional Class                               1,129,884
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.10
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.10 divided by
       99.00%)                                 $      10.20
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
     share                                     $      10.09
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      10.10
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 9,445,352
=========================================================================

EXPENSES:

Advisory fees                                                     738,421
-------------------------------------------------------------------------
Administrative services fees                                      104,919
-------------------------------------------------------------------------
Custodian fees                                                     21,208
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         445,984
-------------------------------------------------------------------------
  Class A3                                                        163,455
-------------------------------------------------------------------------
Transfer agent fees -- A and A3                                   534,803
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                4,576
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          28,352
-------------------------------------------------------------------------
Other                                                             222,676
=========================================================================
    Total expenses                                              2,264,394
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (45,176)
=========================================================================
    Net expenses                                                2,219,218
=========================================================================
Net investment income                                           7,226,134
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,173,087)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                          (580,189)
=========================================================================
Net gain (loss) from investment securities                     (4,753,276)
=========================================================================
Net increase in net assets resulting from operations          $ 2,472,858
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   7,226,134    $   5,991,277
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (4,173,087)       1,748,721
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          (580,189)      (3,318,626)
============================================================================================
    Net increase in net assets resulting from operations          2,472,858        4,421,372
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (5,882,673)      (5,263,370)
--------------------------------------------------------------------------------------------
  Class A3                                                         (855,401)        (673,245)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (488,060)         (54,662)
============================================================================================
    Total distributions from net investment income               (7,226,134)      (5,991,277)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                          (404,018)      (7,809,878)
--------------------------------------------------------------------------------------------
  Class A3                                                          (62,663)      (1,227,797)
--------------------------------------------------------------------------------------------
  Institutional Class                                               (11,553)         (65,405)
============================================================================================
    Total distributions from net realized gains                    (478,234)      (9,103,080)
============================================================================================
    Decrease in net assets resulting from distributions          (7,704,368)     (15,094,357)
============================================================================================
Share transactions-net:
  Class A                                                      (120,699,463)    (202,394,161)
--------------------------------------------------------------------------------------------
  Class A3                                                      (17,255,779)     (34,485,413)
--------------------------------------------------------------------------------------------
  Institutional Class                                             7,108,355          804,199
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (130,846,887)    (236,075,375)
============================================================================================
    Net increase (decrease) in net assets                      (136,078,397)    (246,748,360)
============================================================================================

NET ASSETS:

  Beginning of year                                             429,567,071      676,315,431
============================================================================================
  End of year (including undistributed net investment income
    of $(7,693) and $0, respectively).                        $ 293,488,674    $ 429,567,071
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                             0.20%
--------------------------------------------------------------------
Over $500 million                                             0.175%
____________________________________________________________________
====================================================================


    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $36,559.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $104,919.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $534,803 for Class A and Class A3 share classes and $4,576 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.25% of the average daily net assets of Class A3 shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.25% of the average daily net assets of Class A or Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A and Class A3 shares paid $445,984 and $163,455, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $6,645 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $8,617.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,704,368    $15,094,357
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     74,945
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (2,722,500)
--------------------------------------------------------------------------
Temporary book/tax differences                                     (82,638)
--------------------------------------------------------------------------
Capital loss carryforward                                         (822,442)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (3,372,030)
--------------------------------------------------------------------------
Shares of beneficial interest                                  300,413,339
==========================================================================
Total net assets                                              $293,488,674
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2013                                                   $822,442
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

\
NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $516,314,675 and $647,602,764, respectively.

{UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      $(2,722,500)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $293,819,235.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2005, undistributed net investment income was decreased by $7,693 and undistributed net realized gain (loss) was increased by $7,693. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       1,564,894    $  15,922,516      3,482,603    $  36,172,611
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      1,801,578       18,373,671      4,853,301       50,405,765
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          15,549,445      159,823,320        376,893        3,884,266
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         524,437        5,339,720      1,035,600       10,707,071
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                         80,334          817,467        162,517        1,679,454
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              18,196          184,985          6,332           65,314
==========================================================================================================================
Reacquired:
  Class A                                                     (13,923,302)    (141,961,699)   (23,988,493)    (249,273,843)
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                     (3,572,388)     (36,446,917)    (8,336,627)     (86,570,632)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (14,890,688)    (152,899,950)      (304,380)      (3,145,381)
==========================================================================================================================
                                                              (12,847,494)   $(130,846,887)   (22,712,254)   $(236,075,375)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2005           2004        2003        2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.25       $  10.46    $  10.53    $  10.26       $   9.96
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.20(a)        0.12        0.19        0.33(b)        0.52(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)         (0.04)       0.03        0.27           0.31
============================================================================================================================
    Total from investment operations                              0.07           0.08        0.22        0.60           0.83
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)         (0.12)      (0.19)      (0.33)         (0.53)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.02)         (0.17)      (0.10)         --             --
============================================================================================================================
    Total distributions                                          (0.22)         (0.29)      (0.29)      (0.33)         (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.10       $  10.25    $  10.46    $  10.53       $  10.26
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   0.68%          0.75%       2.18%       5.89%          8.53%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,553       $366,473    $577,993    $696,259       $507,799
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.60%(d)       0.59%       0.53%       0.48%          0.56%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.61%(d)       0.60%       0.53%       0.48%          0.56%
============================================================================================================================
Ratio of net investment income to average net assets              1.96%(d)       1.13%       1.85%       3.12%(b)       5.15%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            142%           100%        124%        149%           137%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $297,322,589.

                                                                              CLASS A3
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2002
                                                                   {YEAR ENDED           (DATE SALES
                                                                    JULY 31,            COMMENCED) TO
                                                              ---------------------        JULY 31,
                                                               2005          2004            2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25       $ 10.46        $ 10.59
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.18(a)       0.10           0.13
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.14)        (0.04)         (0.04)
=======================================================================================================
    Total from investment operations                             0.04          0.06           0.09
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.18)        (0.10)         (0.12)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)        (0.17)         (0.10)
=======================================================================================================
    Total distributions                                         (0.20)        (0.27)         (0.22)
=======================================================================================================
Net asset value, end of period                                $ 10.09       $ 10.25        $ 10.46
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  0.39%         0.56%          0.88%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,524       $58,453        $94,409
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.79%(c)      0.79%          0.73%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.80%(c)      0.80%          0.73%(d)
=======================================================================================================
Ratio of net investment income to average net assets             1.77%(c)      0.93%          1.65%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                        142%          100%           124%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $47,696,555.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              -----------------------------------------------------
                                                               2005          2004      2003      2002         2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25       $10.46    $10.53    $10.26       $ 9.96
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23(a)      0.14      0.22      0.34(b)      0.54(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.13)       (0.04)     0.03      0.27         0.31
===================================================================================================================
    Total from investment operations                             0.10         0.10      0.25      0.61         0.85
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.23)       (0.14)    (0.22)    (0.34)       (0.55)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)       (0.17)    (0.10)       --           --
===================================================================================================================
    Total distributions                                         (0.25)       (0.31)    (0.32)    (0.34)       (0.55)
===================================================================================================================
Net asset value, end of period                                $ 10.10       $10.25    $10.46    $10.53       $10.26
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                  0.93%        1.01%     2.42%     6.05%        8.80%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,412       $4,641    $3,913    $2,970       $1,812
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.31%(d)     0.34%     0.30%     0.34%        0.33%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.32%(d)     0.35%     0.30%     0.34%        0.41%
===================================================================================================================
Ratio of net investment income to average net assets             2.25%(d)     1.38%     2.08%     3.26%(b)     5.38%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           142%         100%      124%      149%         137%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average net assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $24,191,493.

NOTE 11--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Funds' independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and

ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Money Market Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Money Market Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Money Market Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Money Market Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-103a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
COMMERCIAL PAPER-26.19%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-6.35%

Amstel Funding Corp. (Acquired 05/12/05; Cost
  $29,758,092)
  3.19%(b)                                     08/15/05    $30,000    $   29,962,783
------------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Acquired 07/01/05; Cost $44,746,500)
  3.38%(b)                                     08/30/05     45,000        44,877,475
====================================================================================
                                                                          74,840,258
====================================================================================

ASSET-BACKED SECURITIES- FULLY BACKED-6.75%

Aspen Funding Corp. (CEP-MBIA Insurance
  Corp.) (Acquired 06/03/05; Cost
  $24,783,333)
  3.25%(b)                                     09/07/05     25,000        24,916,493
------------------------------------------------------------------------------------
Concord Minutemen Capital Co., LLC- Series A
  (Multi CEP's-Liberty Hampshire Co., LLC;
  agent) (Acquired 06/07/05; Cost
  $14,695,250)
  3.45%(b)                                     01/06/06     15,000        14,772,875
------------------------------------------------------------------------------------
Crown Point Capital Co., LLC-Series A (Multi
  CEP's-Liberty Hampshire Co., LLC; agent)
  (Acquired 05/18/05; Cost $29,755,817)
  3.19%(b)                                     08/18/05     30,000        29,954,879
------------------------------------------------------------------------------------
Legacy Capital Co., LLC (Multi CEP's- Liberty
  Hampshire Co., LLC; agent) (Acquired
  06/07/05; Cost $9,917,342)
  3.27%(b)                                     09/06/05     10,000         9,967,300
====================================================================================
                                                                          79,611,547
====================================================================================

ASSET-BACKED SECURITIES- MULTI-PURPOSE-4.52%

CRC Funding LLC (Acquired 07/13/05; Cost
  $23,371,272)
  3.40%(b)                                     09/09/05     23,500        23,413,442
------------------------------------------------------------------------------------
Gemini Securitization LLC (Acquired 07/12/05;
  Cost $29,832,587)
  3.41%(b)                                     09/09/05     30,000        29,889,337
====================================================================================
                                                                          53,302,779
====================================================================================

ASSET-BACKED SECURITIES- STRUCTURED
  INVESTMENT VEHICLES/SECURITY
  ARBITRAGE-5.36%

Grampian Funding Ltd./LLC (Acquired 06/16/05;
  Cost $19,695,411)
  3.47%(b)                                     11/21/05     20,000        19,784,089
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-STRUCTURED INVESTMENT
  VEHICLES/SECURITY ARBITRAGE-(CONTINUED)

Klio II Funding Ltd./Corp. (Acquired
  07/26/05; Cost $24,928,125)
  3.45%(b)                                     08/25/05    $25,000    $   24,942,500
------------------------------------------------------------------------------------
Scaldis Capital Ltd./LLC (Acquired 05/18/05;
  Cost $18,265,494)
  3.18%(b)                                     08/15/05     18,410        18,387,269
====================================================================================
                                                                          63,113,858
====================================================================================

ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-2.11%

Blue Ridge Asset Funding Corp. (Acquired
  07/19/05; Cost $24,859,465)
  3.43%(b)                                     09/16/05     25,000        24,890,431
====================================================================================

REGIONAL BANKS-1.10%

Banque et Caisse d'Epargne de l'Etat
  (Luxembourg)
  3.21%                                        09/06/05     13,000        12,958,270
====================================================================================
    Total Commercial Paper (Cost
      $308,717,143)                                                      308,717,143
====================================================================================

ASSET-BACKED SECURITIES-8.31%

FULLY BACKED-2.55%

RACERS Trust-Series 2004-6-MM, Floating Rate
  Notes (CEP-Lehman Brothers Holdings Inc.)
  (Acquired 04/13/04; Cost $30,000,000)
  3.44%(b)(c)                                  01/22/06     30,000        30,000,000
====================================================================================

STRUCTURED-5.76%

Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Floating
  Rate Bonds (Acquired 02/10/05; Cost
  $25,163,250)
  3.39%(b)(c)                                  02/14/06     25,163        25,163,250
------------------------------------------------------------------------------------
Wachovia Asset Securitization Issuance,
  Inc.-Series 2004-HM2A, Class AMM, Putable
  Floating Rate Bonds (Acquired 12/16/04;
  Cost $42,775,210)
  3.45%(b)(c)(d)(e)                            12/25/34     42,775        42,775,210
====================================================================================
                                                                          67,938,460
====================================================================================
    Total Asset-Backed Securities (Cost
      $97,938,460)                                                        97,938,460
====================================================================================

CERTIFICATES OF DEPOSIT-7.21%

Societe Generale S.A. (France)
  3.25%                                        08/31/05     20,000        20,000,000
------------------------------------------------------------------------------------
  3.00%                                        12/21/05     15,000        15,000,000
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-(CONTINUED)

Svenska Handelsbanken A.B. (Sweden)
  3.00%                                        11/30/05    $40,000    $   40,000,000
------------------------------------------------------------------------------------
UniCredito Italiano S.p.A.-London (Italy)
  3.44%                                        12/07/05     10,000        10,000,000
====================================================================================
    Total Certificates of Deposit (Cost
      $85,000,000)                                                        85,000,000
====================================================================================

MASTER NOTE AGREEMENTS-5.09%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 04/21/05; Cost $60,000,000)
  3.45%(b)(e)(f)(g)(h)                              --      60,000        60,000,000
====================================================================================

PROMISSORY NOTES-4.24%

Goldman Sachs Group, Inc. (The) (Acquired
  07/13/05; Cost $50,000,000)
  3.39%(b)(f)(i)                               01/06/06     50,000        50,000,000
====================================================================================

VARIABLE RATE DEMAND NOTES- 3.18%(J)

INSURED-0.54%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  3.32%(e)(k)(l)                               12/01/20      6,405         6,405,000
====================================================================================

LETTER OF CREDIT ENHANCED- 2.64%(M)

California (State of), ABAG Finance Authority
  for Nonprofit Corporations (YMCA of San
  Francisco); Refunding Taxable Series 2004-A
  RB (LOC-Wells Fargo Bank, N.A.)
  3.38%(e)(l)                                  10/01/29      9,410         9,410,000
------------------------------------------------------------------------------------
FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank)
  3.44%(l)                                     04/01/28      7,210         7,210,000
------------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale S.A.)
  3.32%(l)                                     07/01/22        100           100,000
------------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America, N.A.)
  3.58%(l)                                     06/01/15     11,825        11,825,000
------------------------------------------------------------------------------------
Thomasville (County of), Georgia Payroll
  Development Authority (American Fresh Foods
  L.P.); Taxable Series 2005 B RB
  (LOC-Wachovia Bank, N.A.)
  3.45%(e)(l)                                  09/01/17      2,500         2,500,000
====================================================================================
                                                                          31,045,000
====================================================================================
    Total Variable Rate Demand Notes (Cost
      $37,450,000)                                                        37,450,000
====================================================================================

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------

MEDIUM-TERM NOTES-2.80%

Procter & Gamble Co. (The); Floating Rate
  MTN, (Acquired 08/02/04; Cost $33,000,000)
  3.34%(b)(n)                                  07/10/06    $33,000    $   33,000,000
====================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.12%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.12%

Unsec. Floating Rate Global Notes, (Cost
  $24,995,438)
  3.51%(n)                                     10/21/05     25,000        24,995,438
====================================================================================

FUNDING AGREEMENTS-1.27%

New York Life Insurance Co. (Acquired
  04/06/05; Cost $15,000,000)
  3.42%(b)(c)(i)                               04/05/06     15,000        15,000,000
====================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $712,101,041)                                    712,101,041
====================================================================================

REPURCHASE AGREEMENTS-40.20%

Banc of America Securities LLC
  3.37%(o)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  3.32%(p)                                     08/01/05     53,905        53,905,227
------------------------------------------------------------------------------------
BNP Paribas Securities Corp.-New York Branch
  (France)
  3.37%(q)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Citigroup Global Markets Inc.
  3.30%(r)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Credit Suisse First Boston LLC-New York
  Branch (Switzerland)
  3.30%(s)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.-New York Branch
  (Germany)
  3.37%(t)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  3.31%(u)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.
  3.31%(v)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Wachovia Securities, Inc.
  3.38%(w)                                     08/01/05     55,000        55,000,000
====================================================================================
    Total Repurchase Agreements (Cost
      $473,905,227)                                                      473,905,227
====================================================================================
TOTAL INVESTMENTS-100.61% (Cost
  $1,186,006,268)(x)                                                   1,186,006,268
====================================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                                     (7,140,342)
====================================================================================
NET ASSETS-100.00%                                                    $1,178,865,926
____________________________________________________________________________________
====================================================================================

Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RACERS  - Restructured Asset Certificates with Enhanced ReturnS(SM)
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. In such cases, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $551,697,333, which represented 46.80% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(e) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Interest rate is redetermined daily. Rate shown is the rate in effect on July 31, 2005.
(g) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based upon the timing of the demand.
(h) Open master note agreement with no specified maturity date. Either party may terminate the agreement upon thirty days prior written notice provided the last maturing advances under the note is paid in full, whether at maturity or on demand.
(i) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $65,000,000, which represented 5.51% of the Fund's Net Assets.
(j) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(k) Principal and/or interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(l) Interest rate is redetermined weekly. Rate shown is the rate in effect on July 31, 2005.
(m) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n) Interest rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(o) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,446. Collateralized by $53,677,678 corporate obligations, 1.74% to 8.75% due 10/02/06 to 06/15/30 with an aggregate market value at 07/31/05 of $57,750,001.
(p) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $750,207,500. Collateralized by $753,582,759 U.S. Government obligations, 3.38% to 6.50% due 08/01/14 to 08/01/35 with an aggregate market value at 07/31/05 of $765,000,001. The amount to be received upon repurchase by the Fund is $53,920,141.
(q) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,457. Collateralized by $50,385,529 corporate and municipal obligations, 5.00% to 8.13% due 06/15/18 to 10/01/33 with an aggregate market value at 07/31/05 of $57,750,001.
(r) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $750,206,250. Collateralized by $844,169,000 U.S. Government obligations, 0% to 4.90% due 10/12/05 to 02/25/19 with an aggregate market value at 07/31/05 of $765,000,092. The amount to be received upon repurchase by the Fund is $50,013,750.
(s) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $300,082,500. Collateralized by $400,879,000 U.S. Government obligations, 0% to 5.00% due 06/22/07 to 06/05/28 with an aggregate market value at 07/31/05 of $310,445,279. The amount to be received upon repurchase by the Fund is $50,013,750.
(t) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,457. Collateralized by $57,337,543 corporate obligations, 5.42% to 5.75% due 10/25/34 to 07/25/35 with an aggregate market value at 07/31/05 of $57,750,001.
(u) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $500,137,917. Collateralized by $514,304,000 U.S. Government obligations, 0% to 8.88% due 08/01/05 to 11/15/30 with an aggregate market value at 07/31/05 of $510,003,620. The amount to be received upon repurchase by the Fund is $50,013,792.
(v) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $500,137,917. Collateralized by $500,575,026 U.S. Government obligations, 3.98% to 9.50% due 11/01/07 to 08/01/35 with an aggregate market value at 07/31/05 of $513,532,622. The amount to be received upon repurchase by the Fund is $50,013,792.
(w) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $775,218,292. Collateralized by $809,717,680 corporate and municipal obligations, 0% to 7.86% due 08/04/05 to 08/25/45 with an aggregate market value at 07/31/05 of $813,750,001. The amount to be received upon repurchase by the Fund is $55,015,492.
(x) Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $712,101,041)    $  712,101,041
------------------------------------------------------------
Repurchase agreements (cost $473,905,227)        473,905,227
============================================================
    Total investments (cost $1,186,006,268)    1,186,006,268
============================================================
Receivables for:
  Fund shares sold                                 6,349,647
------------------------------------------------------------
  Interest                                         2,024,687
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               227,248
------------------------------------------------------------
Other assets                                          91,355
============================================================
    Total assets                               1,194,699,205
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          14,612,122
------------------------------------------------------------
  Dividends                                           44,977
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 338,781
------------------------------------------------------------
Accrued distribution fees                            366,253
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,127
------------------------------------------------------------
Accrued transfer agent fees                          359,526
------------------------------------------------------------
Accrued operating expenses                           109,493
============================================================
    Total liabilities                             15,833,279
============================================================
Net assets applicable to shares outstanding   $1,178,865,926
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,178,970,354
------------------------------------------------------------
Undistributed net investment income                  (87,926)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,178,865,926
____________________________________________________________
============================================================

NET ASSETS:

AIM Cash Reserve Shares                       $  569,946,926
____________________________________________________________
============================================================
Class B                                       $  219,312,217
____________________________________________________________
============================================================
Class C                                       $   71,454,645
____________________________________________________________
============================================================
Class R                                       $   15,069,870
____________________________________________________________
============================================================
Investor Class                                $  303,082,268
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          570,166,869
____________________________________________________________
============================================================
Class B                                          219,396,071
____________________________________________________________
============================================================
Class C                                           71,481,737
____________________________________________________________
============================================================
Class R                                           15,075,871
____________________________________________________________
============================================================
Investor Class                                   303,197,585
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $32,081,824
=========================================================================

EXPENSES:

Advisory fees                                                   5,223,551
-------------------------------------------------------------------------
Administrative services fees                                      350,405
-------------------------------------------------------------------------
Custodian fees                                                    117,190
-------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                       1,622,489
-------------------------------------------------------------------------
  Class B                                                       2,776,473
-------------------------------------------------------------------------
  Class C                                                         797,023
-------------------------------------------------------------------------
  Class R                                                          90,650
-------------------------------------------------------------------------
Transfer agent fees                                             4,013,478
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          65,020
-------------------------------------------------------------------------
Other                                                             663,105
=========================================================================
    Total expenses                                             15,719,384
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (2,191,850)
=========================================================================
    Net expenses                                               13,527,534
=========================================================================
Net investment income                                          18,554,290
=========================================================================
Net increase in net assets resulting from operations          $18,554,290
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,554,290    $    7,381,726
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                     --           (16,502)
==============================================================================================
    Net increase in net assets resulting from operations          18,554,290         7,365,224
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                         (9,458,364)       (4,544,908)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,365,065)         (234,827)
----------------------------------------------------------------------------------------------
  Class C                                                           (882,309)         (297,797)
----------------------------------------------------------------------------------------------
  Class R                                                           (227,682)          (21,561)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (5,619,734)       (2,388,098)
==============================================================================================
    Total distributions from net investment income               (18,553,154)       (7,487,191)
==============================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                                 --           (23,639)
----------------------------------------------------------------------------------------------
  Class B                                                                 --           (12,696)
----------------------------------------------------------------------------------------------
  Class C                                                                 --            (2,804)
----------------------------------------------------------------------------------------------
  Class R                                                                 --              (122)
----------------------------------------------------------------------------------------------
  Investor Class                                                          --           (12,995)
==============================================================================================
    Total distributions from net realized gains                           --           (52,256)
==============================================================================================
    Decrease in net assets resulting from distributions          (18,553,154)       (7,539,447)
==============================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                       (154,614,734)     (464,079,273)
----------------------------------------------------------------------------------------------
  Class B                                                       (116,570,279)     (207,835,642)
----------------------------------------------------------------------------------------------
  Class C                                                        (22,003,131)      (19,820,331)
----------------------------------------------------------------------------------------------
  Class R                                                           (445,170)        9,240,771
----------------------------------------------------------------------------------------------
  Investor Class                                                 (56,145,187)      359,038,712
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (349,778,501)     (323,455,763)
==============================================================================================
    Net increase (decrease) in net assets                       (349,777,365)     (323,629,986)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,528,643,291     1,852,273,277
==============================================================================================
  End of year (including undistributed net investment income
    of $(87,926) and $(89,062), respectively)                 $1,178,865,926    $1,528,643,291
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.40%
-------------------------------------------------------------------
Over $1 billion                                               0.35%
 __________________________________________________________________
===================================================================


    AIM and/or A I M Distributors, Inc. ("ADI") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time.

    During year ended July 31, 2005, AIM waived fees of $1,302,505.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $89,539.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $350,405.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $4,013,478 for AIM Cash Reserves Shares, Class B, Class C, Class R and Investor Class share classes.

    The Trust has entered into master distribution agreements with ADI to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve Shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $1,622,489, $2,315,511, $490,251 and $90,650, respectively, after ADI waived and/or reimbursed Plan fees of $460,962 and $306,772 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $18,672, $227,641, $31,211 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $32,072.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $9,129 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $18,553,154    $7,539,447
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $      136,996
----------------------------------------------------------------------------
Temporary book/tax differences                                      (224,922)
----------------------------------------------------------------------------
Capital loss carryforward                                            (16,502)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,178,970,354
============================================================================
Total net assets                                              $1,178,865,926
____________________________________________________________________________
============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                                                       CAPITAL LOSS
EXPIRATION                                                                                             CARRYFORWARD*
---------------------------------------------------------------------------------------------------------------------
July 31, 2013                                                                                             $16,502
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                            ---------------------------------------------------------------------
                                                                          2005                                 2004
                                                            ---------------------------------    --------------------------------
                                                                SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Class                                       837,492,505    $   837,492,505     1,723,348,635    $1,723,344,384
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      143,356,840        143,356,840       228,892,152       228,892,271
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      110,544,265        110,544,265       234,053,412       234,058,115
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                       23,395,147         23,395,147        28,780,786        28,780,786
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            327,787,179        327,787,179       370,467,337       370,479,287
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                         9,125,336          9,125,336         4,233,613         4,233,613
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,186,598          2,186,598           227,988           227,989
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          832,243            832,243           273,990           273,990
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          220,913            220,913            20,662            20,662
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              5,465,688          5,465,688         2,317,119         2,317,119
=================================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Class                                                --                 --           669,132           669,697
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --           253,059           252,879
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         8,223,808         8,218,055
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                        --                 --       433,127,527       432,821,214
=================================================================================================================================
Automatic conversion of Class B shares to AIM Cash Reserve
  Class shares:
  AIM Cash Reserve Class                                        21,873,695         21,873,695        32,054,831        32,054,836
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (21,873,695)       (21,873,695)      (32,054,831)      (32,054,836)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                    (1,023,106,270)    (1,023,106,270)   (2,224,381,846)   (2,224,381,803)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (240,240,022)      (240,240,022)     (405,153,776)     (405,153,945)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (133,379,639)      (133,379,639)     (262,370,490)     (262,370,491)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (24,061,230)       (24,061,230)      (19,560,677)      (19,560,677)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (389,398,054)      (389,398,054)     (446,569,211)     (446,578,908)
=================================================================================================================================
                                                              (349,778,501)   $  (349,778,501)     (323,146,780)   $ (323,455,763)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business on October 31, 2003. INVESCO Cash Reserves Fund's net assets at that date of $441,961,845 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  AIM CASH RESERVE SHARES
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                2005           2004         2003          2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0150         0.0056        0.0064        0.0141      0.0467
=============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)           --            --          --
=============================================================================================================================
    Total distributions                                        (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
=============================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(a)                                                   1.51%          0.57%         0.64%         1.42%       4.77%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $569,947       $724,567    $1,188,876    $1,121,879    $937,532
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(b)       0.58%         0.88%         1.01%       1.06%
=============================================================================================================================
  Without fee waivers and/or expense reimbursements               1.02%(b)       1.14%         1.03%         1.01%       1.06%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income to average net assets              1.46%(b)       0.55%         0.64%         1.40%       4.61%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $648,995,761.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0090         0.0006      0.0007      0.0065      0.0392
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0090)       (0.0006)    (0.0007)    (0.0065)    (0.0392)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --          --          --
=========================================================================================================================
    Total distributions                                        (0.0090)       (0.0006)    (0.0007)    (0.0065)    (0.0392)
=========================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.91%          0.06%       0.07%       0.66%       3.99%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,312       $335,866    $543,811    $717,967    $439,445
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.50%(b)       1.08%       1.46%       1.76%       1.81%
=========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.77%(b)       1.89%       1.78%       1.76%       1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              0.88%(b)       0.05%       0.06%       0.65%       3.86%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $277,647,251.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0113         0.0031      0.0008      0.0065      0.0393
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0113)       (0.0031)    (0.0008)    (0.0065)    (0.0393)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --          --          --
=========================================================================================================================
    Total distributions                                        (0.0113)       (0.0031)    (0.0008)    (0.0065)    (0.0393)
=========================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   1.14%          0.31%       0.09%       0.66%       4.00%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,455       $ 93,457    $113,306    $118,947    $ 86,884
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.29%(b)       0.83%       1.44%       1.76%       1.81%
=========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.77%(b)       1.89%       1.78%       1.76%       1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              1.09%(b)       0.30%       0.08%       0.65%       3.86%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $79,702,343.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 30, 2002
                                                                                                      (DATE SALES
                                                                      YEAR ENDED JULY 31,            COMMENCED) TO
                                                              -----------------------------------      JULY 31,
                                                                2005           2004        2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00      $   1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0125         0.0031      0.0038        0.0010
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0125)       (0.0031)    (0.0038)      (0.0010)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --            --
==================================================================================================================
    Total distributions                                        (0.0125)       (0.0031)    (0.0038)      (0.0010)
==================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00      $   1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                   1.26%          0.31%       0.38%         0.10%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,070       $ 15,516    $  6,280      $     10
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(b)       0.83%       1.13%         1.26%(c)
==================================================================================================================
  Without fee waivers and/or expense reimbursements               1.27%(b)       1.39%       1.28%         1.26%(c)
==================================================================================================================
Ratio of net investment income to average net assets              1.21%(b)       0.30%       0.39%         1.15%(c)
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $18,129,988.
(c)  Annualized.

                                                                          INVESTOR CLASS
                                                              ---------------------------------------
                                                                                   SEPTEMBER 30, 2003
                                                                   YEAR               (DATE SALES
                                                                  ENDED              COMMENCED) TO
                                                                 JULY 31,               JULY 31,
                                                                   2005                   2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   1.00               $   1.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.0175                 0.0068
=====================================================================================================
Less distributions:
  Dividends from net investment income                            (0.0175)               (0.0068)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --                (0.0000)
=====================================================================================================
    Total distributions                                           (0.0175)               (0.0068)
=====================================================================================================
Net asset value, end of period                                   $   1.00               $   1.00
_____________________________________________________________________________________________________
=====================================================================================================
Total return(a)                                                      1.76%                  0.68%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $303,082               $359,236
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.67%(b)               0.33%(c)
=====================================================================================================
  Without fee waivers and/or expense reimbursements                  0.77%(b)               0.86%(c)
=====================================================================================================
Ratio of net investment income to average net assets                 1.71%(b)               0.80%(c)
_____________________________________________________________________________________________________
=====================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $325,110,628.
(c)  Annualized.

NOTE 9--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Real Estate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Real Estate Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Real Estate Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the related financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Real Estate Fund for the year ended July 31, 2004, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-119a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-98.28%

APARTMENTS-15.13%

American Campus Communities, Inc.                 292,600   $    7,329,630
--------------------------------------------------------------------------
Archstone-Smith Trust                           1,130,517       48,046,973
--------------------------------------------------------------------------
AvalonBay Communities, Inc.                       503,900       44,121,484
--------------------------------------------------------------------------
Camden Property Trust                             266,300       14,721,064
--------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       112,000        1,335,620
--------------------------------------------------------------------------
Education Realty Trust, Inc.                      246,500        4,888,095
--------------------------------------------------------------------------
Equity Residential                              1,539,000       62,175,600
--------------------------------------------------------------------------
Essex Property Trust, Inc.                        316,400       29,064,504
--------------------------------------------------------------------------
GMH Communities Trust                             125,900        1,887,241
--------------------------------------------------------------------------
Post Properties, Inc.                              96,700        3,859,297
--------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                200,300        5,097,635
==========================================================================
                                                               222,527,143
==========================================================================

DIVERSIFIED-7.89%

CapitaCommercial Trust (Singapore)(a)           1,256,400        1,145,888
--------------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(a)        306,400        4,162,795
--------------------------------------------------------------------------
CapitaLand Ltd. (Singapore)(a)                  1,015,000        1,722,020
--------------------------------------------------------------------------
Colonial Properties Trust                         159,000        7,539,780
--------------------------------------------------------------------------
Cominar Real Estate Investment Trust (Canada)     142,600        2,233,985
--------------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50% Pfd        91,600        2,331,220
--------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)        1,729,000        2,739,851
--------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)        1,533,000        4,988,131
--------------------------------------------------------------------------
Hysan Development Co. Ltd. (Hong Kong)(a)       1,457,000        3,431,027
--------------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)     207,400        5,070,395
--------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               304,000        3,449,268
--------------------------------------------------------------------------
Singapore Land Ltd. (Singapore)(a)                416,000        1,445,729
--------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)               1,503,406        1,769,415
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       783,000        8,054,322
--------------------------------------------------------------------------
TOKYU REIT, Inc. (Japan)(a)                           457        3,111,572
--------------------------------------------------------------------------
Vornado Realty Trust                              710,200       62,952,128
==========================================================================
                                                               116,147,526
==========================================================================

HEALTHCARE-1.11%

Ventas, Inc.                                      506,600       16,358,114
==========================================================================

INDUSTRIAL PROPERTIES-10.36%

AMB Property Corp.                                205,800        9,464,742
--------------------------------------------------------------------------
Ascendas Real Estate Investment Trust
  (Singapore)(a)                                1,476,600        2,091,468
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

Catellus Development Corp.                        311,996   $   11,250,576
--------------------------------------------------------------------------
CenterPoint Properties Trust                      920,100       40,355,586
--------------------------------------------------------------------------
First Potomac Realty Trust                         96,800        2,550,680
--------------------------------------------------------------------------
Macquarie Goodman Group (Australia)(a)            516,200        1,584,646
--------------------------------------------------------------------------
ProLogis                                        1,807,870       82,366,557
--------------------------------------------------------------------------
Summit Real Estate Investment Trust (Canada)      156,400        2,809,145
==========================================================================
                                                               152,473,400
==========================================================================

LODGING-RESORTS-11.11%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25% Pfd.(b)                     62,200        1,611,372
--------------------------------------------------------------------------
Equity Inns Inc.                                  496,375        6,666,316
--------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           176,600        5,711,244
--------------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00%
  Pfd.(b)                                          55,700        1,401,206
--------------------------------------------------------------------------
Hilton Hotels Corp.                             1,644,300       40,696,425
--------------------------------------------------------------------------
Host Marriott Corp.                             3,043,825       56,767,336
--------------------------------------------------------------------------
La Quinta Corp.(c)                                601,800        5,416,200
--------------------------------------------------------------------------
LaSalle Hotel Properties                          102,900        3,582,978
--------------------------------------------------------------------------
Orient-Express Hotels Ltd.-Class A (Bermuda)      157,200        5,035,116
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      578,000       36,598,960
==========================================================================
                                                               163,487,153
==========================================================================

OFFICE PROPERTIES-18.82%

Alexandria Real Estate Equities, Inc.             252,200       20,289,490
--------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd                                     28,200          743,634
--------------------------------------------------------------------------
American Financial Realty Trust                   634,100        9,131,040
--------------------------------------------------------------------------
Arden Realty, Inc.                                258,300       10,313,919
--------------------------------------------------------------------------
Boston Properties, Inc.                           845,100       64,354,365
--------------------------------------------------------------------------
Brandywine Realty Trust                           387,700       12,561,480
--------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              665,300       19,293,700
--------------------------------------------------------------------------
CarrAmerica Realty Corp.                          378,000       14,681,520
--------------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(a)                                     318,700        6,819,665
--------------------------------------------------------------------------
Digital Realty Trust, Inc.-Series A, 8.50%
  Pfd                                              44,400        1,171,272
--------------------------------------------------------------------------
Prentiss Properties Trust                         355,800       14,399,226
--------------------------------------------------------------------------
Reckson Associates Realty Corp.                   512,900       18,013,048
--------------------------------------------------------------------------
SL Green Realty Corp.                             709,400       49,445,180
--------------------------------------------------------------------------
Trizec Properties, Inc.                         1,620,000       35,591,400
==========================================================================
                                                               276,808,939
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

REGIONAL MALLS-21.20%

CapitaMall Trust (Singapore)(a)                   955,300   $    1,485,628
--------------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd                                        46,100        1,169,096
--------------------------------------------------------------------------
General Growth Properties, Inc.                 2,343,400      107,749,532
--------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)     163,000        2,761,792
--------------------------------------------------------------------------
Macerich Co. (The)                                773,500       54,315,170
--------------------------------------------------------------------------
Mills Corp. (The)                                 456,400       29,693,384
--------------------------------------------------------------------------
Simon Property Group, Inc.                      1,381,000      110,120,940
--------------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd          44,800        1,155,840
--------------------------------------------------------------------------
Westfield Group (Australia)(a)                    249,900        3,395,268
==========================================================================
                                                               311,846,650
==========================================================================

SELF STORAGE FACILITIES-2.47%

Extra Space Storage Inc.                          190,200        3,069,828
--------------------------------------------------------------------------
Public Storage, Inc.                              387,800       25,885,650
--------------------------------------------------------------------------
U-Store-It Trust                                  366,800        7,391,020
==========================================================================
                                                                36,346,498
==========================================================================

SHOPPING CENTERS-8.58%

Citycon Oyj (Finland)(a)                          558,600        2,158,617
--------------------------------------------------------------------------
Developers Diversified Realty Corp.               922,500       44,898,075
--------------------------------------------------------------------------
Federal Realty Investment Trust                   321,400       20,990,634
--------------------------------------------------------------------------
New Plan Excel Realty Trust                       120,400        3,296,552
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Regency Centers Corp.                             705,800   $   43,547,860
--------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 602,400       11,264,880
==========================================================================
                                                               126,156,618
==========================================================================

SPECIALTY PROPERTIES-1.61%

Capital Automotive REIT                           271,000       10,642,170
--------------------------------------------------------------------------
Entertainment Properties Trust                    181,000        8,244,550
--------------------------------------------------------------------------
Entertainment Properties Trust-Series B,
  7.75% Pfd                                        43,900        1,123,840
--------------------------------------------------------------------------
Spirit Finance Corp.                              315,100        3,705,576
==========================================================================
                                                                23,716,136
==========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $999,794,303)                                    1,445,868,177
==========================================================================

MONEY MARKET FUNDS-2.02%

Liquid Assets Portfolio-Institutional
  Class(e)                                     14,887,115       14,887,115
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    14,887,115       14,887,115
==========================================================================
    Total Money Market Funds (Cost
      $29,774,230)                                              29,774,230
==========================================================================
TOTAL INVESTMENTS-100.30% (Cost
  $1,029,568,533)                                            1,475,642,407
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.30%)                           (4,388,403)
==========================================================================
NET ASSETS-100.00%                                          $1,471,254,004
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at July 31, 2005 was $61,387,497, which represented 4.16% of the Fund's Total Investments. See Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $3,012,578, which represented 0.20% of the Fund's Total Investments. See Note 1A.
(c)  Non-income producing security.
(d)  Each unit represents one common share and one Class B share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $999,794,303)                               $1,445,868,177
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,774,230)                              29,774,230
============================================================
    Total investments (cost $1,029,568,533)    1,475,642,407
============================================================
Receivables for:
  Fund shares sold                                 2,595,980
------------------------------------------------------------
  Dividends                                        1,073,699
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                52,668
------------------------------------------------------------
Other assets                                          88,694
============================================================
    Total assets                               1,479,453,448
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,353,766
------------------------------------------------------------
  Fund shares reacquired                           1,750,526
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  82,029
------------------------------------------------------------
Accrued distribution fees                            576,824
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,858
------------------------------------------------------------
Accrued transfer agent fees                          317,292
------------------------------------------------------------
Accrued operating expenses                           117,149
============================================================
    Total liabilities                              8,199,444
============================================================
Net assets applicable to shares outstanding   $1,471,254,004
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  988,569,702
------------------------------------------------------------
Undistributed net investment income                 (385,257)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      37,002,806
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              446,066,753
============================================================
                                              $1,471,254,004
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  940,003,418
____________________________________________________________
============================================================
Class B                                       $  254,135,250
____________________________________________________________
============================================================
Class C                                       $  209,723,340
____________________________________________________________
============================================================
Class R                                       $    6,832,030
____________________________________________________________
============================================================
Investor Class                                $   41,888,576
____________________________________________________________
============================================================
Institutional Class                           $   18,671,390
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           32,258,975
____________________________________________________________
============================================================
Class B                                            8,695,439
____________________________________________________________
============================================================
Class C                                            7,190,662
____________________________________________________________
============================================================
Class R                                              234,377
____________________________________________________________
============================================================
Investor Class                                     1,438,571
____________________________________________________________
============================================================
Institutional Class                                  640,705
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.14
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.14 divided by
      95.25%)                                 $        30.59
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        29.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        29.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        29.15
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        29.12
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        29.14
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $332,999)        $ 31,554,079
--------------------------------------------------------------------------
Dividends from affiliated money market funds                     1,255,072
==========================================================================
    Total investment income                                     32,809,151
==========================================================================

EXPENSES:

Advisory fees                                                   10,025,622
--------------------------------------------------------------------------
Administrative services fees                                       306,210
--------------------------------------------------------------------------
Custodian fees                                                     141,429
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,300,582
--------------------------------------------------------------------------
  Class B                                                        2,224,300
--------------------------------------------------------------------------
  Class C                                                        1,670,372
--------------------------------------------------------------------------
  Class R                                                           11,249
--------------------------------------------------------------------------
  Investor Class                                                    80,902
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                   2,550,394
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 2,471
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           48,627
--------------------------------------------------------------------------
Other                                                              620,796
==========================================================================
    Total expenses                                              19,982,954
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,505,644)
==========================================================================
    Net expenses                                                18,477,310
==========================================================================
Net investment income                                           14,331,841
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         71,539,683
--------------------------------------------------------------------------
  Foreign currencies                                              (286,900)
==========================================================================
                                                                71,252,783
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        297,759,306
--------------------------------------------------------------------------
  Foreign currencies                                                (7,247)
==========================================================================
                                                               297,752,059
==========================================================================
Net gain from investment securities and foreign currencies     369,004,842
==========================================================================
Net increase in net assets resulting from operations          $383,336,683
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   14,331,841    $ 10,807,406
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    71,252,783      22,859,653
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            297,752,059      78,906,825
============================================================================================
    Net increase in net assets resulting from operations         383,336,683     112,573,884
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (11,375,510)     (7,298,271)
--------------------------------------------------------------------------------------------
  Class B                                                         (2,196,678)     (2,846,339)
--------------------------------------------------------------------------------------------
  Class C                                                         (1,682,656)     (1,662,526)
--------------------------------------------------------------------------------------------
  Class R                                                            (36,949)            (57)
--------------------------------------------------------------------------------------------
  Investor Class                                                    (626,622)       (550,046)
--------------------------------------------------------------------------------------------
  Institutional Class                                               (169,964)         (3,372)
============================================================================================
    Total distributions from net investment income               (16,088,379)    (12,360,611)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (16,893,275)             --
--------------------------------------------------------------------------------------------
  Class B                                                         (5,885,902)             --
--------------------------------------------------------------------------------------------
  Class C                                                         (4,241,207)             --
--------------------------------------------------------------------------------------------
  Class R                                                            (24,680)             --
--------------------------------------------------------------------------------------------
  Investor Class                                                    (990,234)             --
--------------------------------------------------------------------------------------------
  Institutional Class                                                (91,998)             --
============================================================================================
    Total distributions from net realized gains                  (28,127,296)             --
============================================================================================
    Decrease in net assets resulting from distributions          (44,215,675)    (12,360,611)
============================================================================================
Share transactions-net:
  Class A                                                        314,690,446     189,546,124
--------------------------------------------------------------------------------------------
  Class B                                                         12,540,947      22,366,994
--------------------------------------------------------------------------------------------
  Class C                                                         42,139,832      35,706,292
--------------------------------------------------------------------------------------------
  Class R                                                          5,920,091          23,011
--------------------------------------------------------------------------------------------
  Investor Class                                                   1,276,553      26,243,845
--------------------------------------------------------------------------------------------
  Institutional Class                                             14,836,472         987,334
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                391,404,341     274,873,600
============================================================================================
    Net increase in net assets                                   730,525,349     375,086,873
============================================================================================

NET ASSETS:

  Beginning of year                                              740,728,655     365,641,782
============================================================================================
  End of year (including undistributed net investment income
    of $(385,257) and $(282,197), respectively).              $1,471,254,004    $740,728,655
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of April 29, 2005, the Fund's shares are offered on a limited basis. Public sales of Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $ $1,213,169.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $121,946.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $306,210.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,550,394 for Class A, Class B, Class C, Class R and Investor Class share classes and $2,471 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $2,158,649, $2,224,300, $1,670,372, $11,249 and
$80,902, respectively, after ADI waived Plan fees of $141,933 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $485,763 in front-end sales commissions from the sale of Class A shares and $45,538, $114,640, $42,059 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                                 CHANGE
                                                                                   IN
                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND
FUND                          07/31/04        AT COST        FROM SALES      (DEPRECIATION)      07/31/05        INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                     $15,196,858     $202,235,703    $(202,545,446)        $--          $14,887,115     $  623,415
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                      15,196,858      202,235,703     (202,545,446)         --           14,887,115        631,657
=========================================================================================================================
  Total                     $30,393,716     $404,471,406    $(405,090,892)        $--          $29,774,230     $1,255,072
_________________________________________________________________________________________________________________________
=========================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets
  Portfolio-Institutional
  Class                         $--
--------------------------
STIC Prime
  Portfolio-Institutional
  Class                          --
==========================
  Total                         $--
__________________________
==========================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $28,596.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $7,518 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $20,931,410    $12,215,228
----------------------------------------------------------------------------------------
  Long-term capital gain                                       23,284,265        145,383
========================================================================================
Total distributions                                           $44,215,675    $12,360,611
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   12,781,236
------------------------------------------------------------------------------
Undistributed long-term gain                                        30,323,654
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             443,152,934
------------------------------------------------------------------------------
Temporary book/tax differences                                         (61,344)
------------------------------------------------------------------------------
Capital loss carryforward                                           (3,227,386)
------------------------------------------------------------------------------
Post-October currency loss deferral                                   (284,792)
------------------------------------------------------------------------------
Shares of beneficial interest                                      988,569,702
==============================================================================
Total net assets                                                $1,471,254,004
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(7,121).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund utilized $1,941,450 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $1,088,762
-----------------------------------------------------------------------------
July 31, 2009                                                     2,138,624
=============================================================================
Total capital loss carryforward                                  $3,227,386
_____________________________________________________________________________
=============================================================================

 * Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Real Estate Opportunity Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $778,393,243 and $397,274,157, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $443,447,185
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (287,130)
==============================================================================
Net unrealized appreciation of investment securities             $443,160,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,032,482,352.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proceeds from redemption as a tax distribution, reorganization expenses and passive foreign investment company investments, on July 31, 2005, undistributed net investment income was increased by $1,653,478, undistributed net realized gain (loss) decreased by $5,151,703 and shares of beneficial interest increased by $3,498,225. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              --------------------------------------------------------
                                                                       2005 (a)                        2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     20,559,281    $508,503,644    14,903,883    $299,751,365
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,772,915      67,551,339     3,321,613      66,077,962
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,113,635      76,355,749     3,156,809      63,545,923
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     276,044       6,995,890         1,119          22,954
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                              738,423      18,311,579       930,779      19,266,503
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         615,816      15,444,739        48,081         995,692
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,043,595      26,588,991       338,725       6,808,828
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        284,744       7,287,230       126,922       2,528,943
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        205,604       5,259,753        73,282       1,463,058
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       2,358          61,302             3              57
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                               61,768       1,567,459        25,309         521,885
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          10,097         261,962           162           3,372
======================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                             --              --       601,377      11,125,322
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        14,428         267,736
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       122,102       2,261,014
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     1,476,425      27,304,798
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        367,458       9,164,386       312,257       6,275,053
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (366,303)     (9,164,386)     (311,271)     (6,275,053)
======================================================================================================================
Reacquired:
  Class A                                                     (9,245,122)   (229,566,575)   (6,786,421)   (134,414,444)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,128,480)    (53,133,236)   (2,032,387)    (40,232,594)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,580,571)    (39,475,670)   (1,590,589)    (31,563,703)
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (45,147)     (1,137,101)           --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                             (758,710)    (18,602,485)   (1,035,423)    (20,849,341)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (32,892)       (870,229)         (559)        (11,730)
======================================================================================================================
                                                              15,894,513    $391,404,341    13,696,626    $274,873,600
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(c)  Investor Class shares commenced sales on September 30, 2003.
(d) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business on November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870, including $5,430,748 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                                2005           2004        2003       2002        2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.41       $  17.50    $  15.25    $ 13.56    $  13.04
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.38           0.44(a)     0.45(a)    0.47(a)     0.50
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.41           3.97        2.24       1.68        0.54
========================================================================================================================
    Total from investment operations                              8.79           4.41        2.69       2.15        1.04
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.41)         (0.50)      (0.44)     (0.46)      (0.52)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --          --         --          --
========================================================================================================================
    Total distributions                                          (1.06)         (0.50)      (0.44)     (0.46)      (0.52)
========================================================================================================================
Net asset value, end of period                                $  29.14       $  21.41    $  17.50    $ 15.25    $  13.56
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  41.87%         25.46%      18.12%     16.10%       8.23%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $940,003       $418,244    $177,901    $86,411    $ 28,400
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.43%(c)       1.65%       1.72%      1.77%       1.63%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.57%(c)       1.66%       1.72%      1.77%       1.79%
========================================================================================================================
Ratio of net investment income to average net assets              1.52%(c)       2.17%       2.97%      3.25%       3.88%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             38%            28%         87%        77%         85%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $679,106,517.

                                                                                        CLASS B
                                                                                  YEAR ENDED JULY 31,
                                                                -------------------------------------------------------
                                                                  2005        2004        2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  21.48    $  17.55    $  15.29    $ 13.59    $  13.07
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.21        0.30(a)     0.36(a)    0.38(a)     0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            8.44        3.99        2.24       1.68        0.53
=======================================================================================================================
    Total from investment operations                                8.65        4.29        2.60       2.06        0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.25)      (0.36)      (0.34)     (0.36)      (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.65)         --          --         --          --
=======================================================================================================================
    Total distributions                                            (0.90)      (0.36)      (0.34)     (0.36)      (0.42)
=======================================================================================================================
Net asset value, end of period                                  $  29.23    $  21.48    $  17.55    $ 15.29    $  13.59
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                    40.91%      24.66%      17.37%     15.40%       7.42%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $254,135    $174,672    $123,093    $69,557    $ 16,917
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    2.11%(c)     2.30%      2.37%      2.41%       2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 2.23%(c)     2.31%      2.37%      2.41%       2.43%
=======================================================================================================================
Ratio of net investment income to average net assets                0.84%(c)     1.52%      2.32%      2.61%       3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               38%         28%         87%        77%         85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $222,430,007.

                                                                                       CLASS C
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                2005           2004       2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.44       $  17.52    $ 15.26    $ 13.57    $  13.05
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.21           0.30(a)    0.36(a)    0.38(a)     0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.42           3.98       2.24       1.67        0.53
=======================================================================================================================
    Total from investment operations                              8.63           4.28       2.60       2.05        0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.25)         (0.36)     (0.34)     (0.36)      (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --         --         --          --
=======================================================================================================================
    Total distributions                                          (0.90)         (0.36)     (0.34)     (0.36)      (0.42)
=======================================================================================================================
Net asset value, end of period                                $  29.17       $  21.44    $ 17.52    $ 15.26    $  13.57
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  40.90%         24.64%     17.41%     15.35%       7.43%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,723       $116,872    $64,648    $37,733    $ 22,722
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.11%(c)       2.30%      2.37%      2.41%       2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.23%(c)       2.31%      2.37%      2.41%       2.43%
=======================================================================================================================
Ratio of net investment income to average net assets              0.84%(c)       1.52%      2.32%      2.61%       3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            28%        87%        77%         85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $167,037,245.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.41           $  19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.35               0.11(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41               2.07
=============================================================================================
    Total from investment operations                               8.76               2.18
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.37)             (0.11)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                --
=============================================================================================
    Total distributions                                           (1.02)             (0.11)
=============================================================================================
Net asset value, end of period                                 $  29.15           $  21.41
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   41.69%             11.29%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  6,832           $     24
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.61%(c)           1.72%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.73%(c)           1.73%(d)
=============================================================================================
Ratio of net investment income to average net assets               1.34%(c)           2.10%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           38%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,249,698.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.40             $  18.18
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.40                 0.39(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41                 3.25
=================================================================================================
    Total from investment operations                               8.81                 3.64
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.44)               (0.42)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                  --
=================================================================================================
    Total distributions                                           (1.09)               (0.42)
=================================================================================================
Net asset value, end of period                                 $  29.12             $  21.40
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   41.98%               20.13%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 41,889             $ 29,896
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.34%(c)             1.51%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.46%(c)             1.54%(d)
=================================================================================================
Ratio of net investment income to average net assets               1.61%(c)             2.31%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           38%                  28%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $36,026,823.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.42           $  19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.51               0.14(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41               2.08
=============================================================================================
    Total from investment operations                               8.92               2.22
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.55)             (0.14)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                --
=============================================================================================
    Total distributions                                           (1.20)             (0.14)
=============================================================================================
Net asset value, end of period                                 $  29.14           $  21.42
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   42.56%             11.50%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 18,671           $  1,021
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.92%(c)           1.12%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.04%(c)           1.13%(d)
=============================================================================================
Ratio of net investment income to average net assets               2.03%(c)           2.70%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           38%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,107,702.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Short Term Bond Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Short Term Bond Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Short Term Bond Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the related financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in the net assets of AIM Short Term Bond Fund for the year ended July 31, 2004, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-137a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

BONDS & NOTES-55.99%

ADVERTISING-0.28%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   732,000       $    738,024
=============================================================================

AIR FREIGHT & LOGISTICS-0.76%

Ryder System, Inc.-Series P, Notes,
  6.60%, 11/15/05(a)                             2,000,000          2,012,480
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.60%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds,
  7.78%, 12/01/26 (Acquired 06/12/03; Cost
  $1,789,065)(a)(b)                              1,500,000          1,608,465
=============================================================================

AUTOMOBILE MANUFACTURERS-1.94%

DaimlerChrysler North America Corp., Unsec.
  Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                    1,000,000          1,014,330
-----------------------------------------------------------------------------
DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Floating Rate Medium Term Notes,
  3.89%, 05/24/06(a)(c)                          1,500,000          1,501,372
-----------------------------------------------------------------------------
  4.27%, 09/26/05(a)(c)                          2,650,000          2,651,292
=============================================================================
                                                                    5,166,994
=============================================================================

BROADCASTING & CABLE TV-4.11%

Comcast Corp.,
  Sr. Notes,
  7.25%, 08/01/05(a)                               575,000            574,942
-----------------------------------------------------------------------------
  Sr. Unsec. Deb.,
  8.88%, 09/15/05(a)                             2,000,000          2,011,560
-----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                           1,555,000          1,576,910
-----------------------------------------------------------------------------
    8.00%, 08/01/05(a)                           1,400,000          1,399,860
-----------------------------------------------------------------------------
    8.38%, 11/01/05(a)                             250,000            253,850
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
  10.50%, 06/15/06(a)                              195,000            206,029
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  6.38%, 01/30/06(a)                               710,000            717,916
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes,
  6.63%, 02/15/06(a)                             2,000,000          2,026,100
-----------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                        350,000            352,123
-----------------------------------------------------------------------------
Time Warner Cos., Inc., Notes,
  8.11%, 08/15/06(a)                               300,000            311,157
-----------------------------------------------------------------------------
  8.18%, 08/15/07(a)                             1,425,000          1,518,580
=============================================================================
                                                                   10,949,027
=============================================================================

BUILDING PRODUCTS-0.60%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(a)               1,600,000          1,604,528
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

CONSUMER FINANCE-11.30%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(a)                    $ 5,000,000       $  5,070,350
-----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds,
  4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $1,016,860)(a)(b)(c)                           1,000,000          1,003,220
-----------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06(a)                             2,660,000          2,717,323
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes,
  7.60%, 08/01/05(a)                             4,040,000          4,040,364
-----------------------------------------------------------------------------
  Medium Term Notes,
  5.05%, 05/22/06(a)                             1,750,000          1,750,262
-----------------------------------------------------------------------------
  Notes,
    6.38%, 12/15/05(a)                           3,500,000          3,523,765
-----------------------------------------------------------------------------
    6.50%, 02/15/06(a)                             890,000            897,431
-----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                           1,000,000          1,010,470
-----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             985,000            995,047
-----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                 460,000            463,284
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.15%, 05/18/06(a)(c)                          2,600,000(d)       2,588,326
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes,
  6.75%, 01/15/06(a)                             5,000,000(d)       5,049,200
-----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes,
  7.75%, 09/15/05(a)                             1,000,000          1,004,550
=============================================================================
                                                                   30,113,592
=============================================================================

DIVERSIFIED BANKS-1.97%

AB Spintab (Sweden), Bonds,
  7.50% (Acquired 02/12/04; Cost
  $2,232,040)(a)(b)(e)                           2,000,000          2,062,208
-----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(e)                        800,000            827,928
-----------------------------------------------------------------------------
American Savings Bank, Notes,
  6.63%, 02/15/06 (Acquired 03/05/03; Cost
  $776,335)(a)(b)                                  700,000            706,888
-----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.23%, 02/01/27(a)                               650,000            702,949
-----------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                              900,000            956,529
=============================================================================
                                                                    5,256,502
=============================================================================

DIVERSIFIED METALS & MINING-0.49%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb.,
  7.38%, 09/01/05(a)                             1,300,000          1,303,315
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

ELECTRIC UTILITIES-3.91%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)      $ 1,430,000       $  1,443,084
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                2,000,000          2,063,140
-----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes,
  7.13%, 12/15/05(a)                             1,740,000          1,758,548
-----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                      2,400,000          2,410,176
-----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)                 756,098            760,869
-----------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes,
  6.40%, 04/01/06(a)                               850,000            861,985
-----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes,
  6.50%, 02/25/08(a)                             1,100,000          1,130,602
=============================================================================
                                                                   10,428,404
=============================================================================

FOOD RETAIL-0.56%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(a)                             1,500,000          1,494,525
=============================================================================

GAS UTILITIES-0.79%

Columbia Energy Group-Series C, Notes,
  6.80%, 11/28/05(a)                             2,100,000          2,117,325
=============================================================================

HEALTH CARE DISTRIBUTORS-0.15%

Cardinal Health, Inc., Unsec. Notes,
  6.00%, 01/15/06(a)                               400,000            403,116
=============================================================================

HEALTH CARE EQUIPMENT-0.23%

Guidant Corp., Notes,
  6.15%, 02/15/06(a)                               600,000            606,504
=============================================================================

HOMEBUILDING-2.20%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07(a)                             1,415,000          1,501,669
-----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes,
  7.30%, 10/24/05(a)                             1,500,000          1,510,365
-----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
  8.00%, 08/15/06(a)                               200,000            206,482
-----------------------------------------------------------------------------
  9.75%, 09/01/10(a)                             2,500,000          2,634,000
=============================================================================
                                                                    5,852,516
=============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.76%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(a)                             2,000,000          2,035,280
=============================================================================

INDUSTRIAL CONGLOMERATES-1.13%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes,
  6.38%, 02/15/06(a)                               890,000            900,725
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes,
  5.80%, 08/01/06(a)                               300,000            304,968
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-(CONTINUED)

URC Holdings Corp., Sr. Notes,
  7.88%, 06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(b)                            $ 1,750,000       $  1,800,540
=============================================================================
                                                                    3,006,233
=============================================================================

INTEGRATED OIL & GAS-1.39%

Duke Energy Field Services Corp., LLC, Sr.
  Unsec. Notes, 7.50%, 08/16/05(a)               1,480,000          1,481,850
-----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds,
  8.90%, 08/15/28(a)                             2,000,000          2,212,500
=============================================================================
                                                                    3,694,350
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.51%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(a)                             1,640,000          1,653,350
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 7.20%, 03/01/06(a)                 900,000            916,983
-----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes,
  7.13%, 01/30/06(a)                             1,125,000          1,142,550
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(a)                               300,000            315,018
=============================================================================
                                                                    4,027,901
=============================================================================

INTERNET SOFTWARE & SERVICES-0.25%

Aramark Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(a)                               650,000            665,213
=============================================================================

INVESTMENT BANKING & BROKERAGE-0.53%

Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(a)                               700,000            718,851
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 7.08%, 10/03/05(a)                   690,000            693,988
=============================================================================
                                                                    1,412,839
=============================================================================

LIFE & HEALTH INSURANCE-0.92%

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                             2,340,000          2,444,972
=============================================================================

MOVIES & ENTERTAINMENT-0.65%

Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                 775,000            785,835
-----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(a)                               945,000            955,008
=============================================================================
                                                                    1,740,843
=============================================================================

MULTI-LINE INSURANCE-0.19%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $523,528)(a)(b)                                  505,000            509,641
=============================================================================

MULTI-UTILITIES-0.83%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                               850,000            864,663
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
MULTI-UTILITIES-(CONTINUED)

Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                           $ 1,335,000       $  1,347,803
=============================================================================
                                                                    2,212,466
=============================================================================

MUNICIPALITIES-2.34%

Bethlehem (City of), Pennsylvania; Taxable
  Unlimited Tax Series 2004 B GO,
  3.35%, 11/01/06(a)(f)                          1,000,000            988,680
-----------------------------------------------------------------------------
Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB,
  3.88%, 01/01/08(a)(f)                          1,000,000            991,250
-----------------------------------------------------------------------------
Onondaga (County of), New York; Taxable
  Pension Unlimited Tax Series 2004 GO,
  3.50%, 10/15/06(a)                             1,250,000          1,239,238
-----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(f)                          1,500,000          1,483,065
-----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.41%, 07/10/30(a)(f)(g)                       1,600,000          1,536,960
=============================================================================
                                                                    6,239,193
=============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.04%

Devon Energy Corp., Deb.,
  10.25%, 11/01/05(a)                            2,730,000          2,769,612
=============================================================================

OIL & GAS REFINING & MARKETING-0.22%

Tosco Corp., Sr. Unsec. Notes,
  7.63%, 05/15/06(a)                               570,000            584,940
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.79%

CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes,
  7.63%, 08/16/05(a)                               775,000            776,124
-----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/14/05-07/28/05; Cost
  $1,980,715)(a)(b)(e)                           1,750,000          1,943,270
-----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes,
  7.63%, 11/15/05(a)                             2,800,000          2,828,784
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes,
  8.02%, 05/15/07(a)                             2,133,333          2,202,965
-----------------------------------------------------------------------------
  Series 1999-2, Global Bonds,
  9.69%, 08/15/09(a)                             3,102,500          3,419,731
-----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes,
  2.71%, 03/31/06 (Acquired
  03/23/04-11/22/04; Cost $1,624,357)(a)(b)      1,602,660          1,596,605
=============================================================================
                                                                   12,767,479
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.23%

General Mills, Inc., Notes,
  6.45%, 10/15/06(a)                           $   600,000       $    614,010
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                        500,000            518,060
-----------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)             625,000            684,438
-----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb.,
  5.15%, 08/15/33 (Acquired
  03/23/04-06/09/05; Cost $2,809,796)(a)(b)      2,700,000          2,714,445
=============================================================================
                                                                    3,916,943
=============================================================================

RAILROADS-0.25%

Union Pacific Corp., Unsec. Notes,
  6.40%, 02/01/06(a)                               650,000            657,300
=============================================================================

REAL ESTATE-1.29%

First Industrial, L.P., Medium Term Notes,
  6.90%, 11/21/05(a)                             1,000,000          1,007,530
-----------------------------------------------------------------------------
Simon Property Group, L.P., Unsec. Gtd.
  Notes,
  6.88%, 10/27/05(a)                             1,405,000          1,414,540
-----------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                 1,000,000          1,017,720
=============================================================================
                                                                    3,439,790
=============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.38%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  6.80%, 12/01/06(a)                             1,000,000          1,026,240
=============================================================================

REGIONAL BANKS-0.96%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)     1,500,000          1,552,845
-----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes,
  6.75%, 12/15/05(a)                             1,000,000          1,009,050
=============================================================================
                                                                    2,561,895
=============================================================================

RESTAURANTS-1.21%

McDonald's Corp., Unsec. Deb.,
  7.05%, 11/15/25(a)                             2,700,000          2,814,993
-----------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes,
  8.50%, 04/15/06(a)                               400,000            411,620
=============================================================================
                                                                    3,226,613
=============================================================================

SOVEREIGN DEBT-1.76%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes,
  6.50%, 11/15/06(a)                             2,000,000          2,045,520
-----------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes,
  6.52%, 02/23/06(a)                             1,150,000          1,164,260
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds,
  6.50%, 10/06/05(a)                           $    75,000       $     75,334
-----------------------------------------------------------------------------
Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds,
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $1,440,281)(a)(b)      1,275,000          1,400,460
=============================================================================
                                                                    4,685,574
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes,
  5.50%, 08/01/06(a)                               700,000            708,708
-----------------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Floating
  Rate Notes, 3.62%, 08/25/06(a)(c)                500,000            500,799
=============================================================================
                                                                    1,209,507
=============================================================================

TOBACCO-0.57%

Altria Group, Inc., Unsec. Notes,
  6.38%, 02/01/06(a)                             1,500,000          1,516,215
=============================================================================

TRUCKING-0.98%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                             2,400,000          2,599,128
=============================================================================
    Total Bonds & Notes (Cost $150,625,794)                       149,219,494
=============================================================================

U.S. MORTGAGE-BACKED SECURITIES-33.28%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.50%

Pass Through Ctfs.,
  8.00%, 11/20/12(a)                               882,577            938,072
-----------------------------------------------------------------------------
  9.00%, 05/01/15(a)                               588,126            644,714
-----------------------------------------------------------------------------
  7.50%, 06/01/16 to 07/01/24(a)                 1,750,499          1,853,457
-----------------------------------------------------------------------------
  7.00%, 12/01/16 to 02/01/35(a)                 5,113,435          5,379,914
-----------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23(a)                 4,958,666          5,081,300
-----------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26(a)                 3,138,265          3,431,453
=============================================================================
                                                                   17,328,910
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-17.40%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 11/01/34(a)                 4,471,950          4,769,679
-----------------------------------------------------------------------------
  7.00%, 04/01/15 to 09/01/34(a)                16,250,580         17,108,259
-----------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30(a)                 1,480,229          1,618,019
-----------------------------------------------------------------------------
  6.50%, 11/01/16 to 12/01/34(a)                 7,430,788          7,725,117
-----------------------------------------------------------------------------
  8.00%, 09/01/17 to 08/01/32(a)                 4,940,165          5,299,116
-----------------------------------------------------------------------------
  9.00%, 02/01/21 to 01/01/30(a)                   521,369            573,273
-----------------------------------------------------------------------------
  10.00%, 05/01/26(a)                              539,038            624,336
-----------------------------------------------------------------------------
  6.00%, 04/01/35(a)                             1,488,220          1,521,323
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  5.50%, 08/01/20(a)(h)                        $ 7,000,000       $  7,142,188
=============================================================================
                                                                   46,381,310
=============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.38%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34(a)                 9,392,233          9,878,621
-----------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32(a)                 5,740,268          6,066,687
-----------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33(a)                 3,458,443          3,589,363
-----------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21(a)                   902,743            967,224
-----------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32(a)                 3,331,436          3,579,924
-----------------------------------------------------------------------------
  8.50%, 07/20/27(a)                               355,696            386,488
-----------------------------------------------------------------------------
  8.00%, 10/15/30(a)                               475,903            514,511
=============================================================================
                                                                   24,982,818
=============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $86,235,336)                                           88,693,038
=============================================================================

                                                 SHARES

PREFERRED STOCKS-4.70%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.92%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $2,011,874)(a)(b)(i)                   20       $  2,000,000
-----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18,
  2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,599,990)(b)(i)(j)                                  16          1,600,000
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III,
  3.73% Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost
  $2,673,536)(a)(b)(c)                               2,750          2,724,852
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV,
  3.80% Floating Rate Pfd. (Acquired
  01/19/05; Cost $732,361)(a)(b)(c)                    750            732,518
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI,
  3.98% Floating Rate Pfd. (Acquired
  01/19/05; Cost $728,600)(a)(b)(c)                    750            728,528
=============================================================================
                                                                    7,785,898
=============================================================================

THRIFTS & MORTGAGE FINANCE-1.78%

Fannie Mae,
  Series J, 4.72% Floating Rate Pfd.(k)             47,500          2,360,750
-----------------------------------------------------------------------------
  Series K, 5.40% Floating Rate Pfd.(k)             47,500          2,384,500
=============================================================================
                                                                    4,745,250
=============================================================================
    Total Preferred Stocks (Cost $12,527,237)                      12,531,148
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES-2.22%

U.S. TREASURY INFLATION-INDEXED NOTES-0.37%

0.88%, 04/15/10(a)                             $ 1,026,260(l)    $    986,172
=============================================================================

U.S. TREASURY NOTES-1.85%

2.63%, 11/15/06(a)                               5,000,000          4,917,950
=============================================================================
    Total U.S. Treasury Securities (Cost
      $5,929,460)                                                   5,904,122
=============================================================================

ASSET-BACKED SECURITIES-1.64%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-0.68%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  4.08%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $1,820,050)(b)(c)(j)                           1,837,661          1,819,284
=============================================================================

GOLD-0.21%

Newmont Gold Corp.-Series A1, Pass Through
  Ctfs., 8.91%, 01/05/09(a)                        539,949            564,479
=============================================================================

-----------------------------------------------------------------------------
                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-0.75%

Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs.,
  4.35% (Acquired 12/07/04; Cost
  $2,000,000)(a)(b)(e)(m)                      $ 2,000,000       $  1,993,658
=============================================================================
    Total Asset-Backed Securities (Cost
      $4,401,997)                                                   4,377,421
=============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.74%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.74%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09 (Cost $2,000,000)(a)(m)        2,000,000          1,971,100
=============================================================================
TOTAL INVESTMENTS-98.57% (Cost $261,719,824)                      262,696,323
=============================================================================
OTHER ASSETS LESS LIABILITIES-1.43%                                 3,818,844
=============================================================================
NET ASSETS-100.00%                                               $266,515,167
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

CARS     - Convertible Auction Rate Securities
Ctfs.    - Certificates
Deb.     - Debentures
GO       - General Obligation Bonds
Gtd.     - Guaranteed
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $254,531,789, which represented 96.89% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $26,944,582, which represented 10.11% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(e) Perpetual bond with no specified maturity date.
(f) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(g) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(h) Security purchased on a forward commitment basis.
(i) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $3,419,284, which represented 1.28% of the Fund's Net Assets.
(k) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(l) Principal amount of security and interest payments are adjusted for inflation.
(m) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-142

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $261,719,824)                                $262,696,323
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,532,750
-----------------------------------------------------------
  Fund shares sold                                9,479,978
-----------------------------------------------------------
  Dividends and interest                          3,573,705
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               12,221
-----------------------------------------------------------
Other assets                                         46,096
===========================================================
    Total assets                                284,341,073
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          11,923,710
-----------------------------------------------------------
  Fund shares reacquired                            875,035
-----------------------------------------------------------
  Amount due custodian                            4,706,972
-----------------------------------------------------------
  Dividends                                          79,853
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 22,830
-----------------------------------------------------------
  Variation margin                                  127,756
-----------------------------------------------------------
Accrued distribution fees                             2,183
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,305
-----------------------------------------------------------
Accrued transfer agent fees                          27,062
-----------------------------------------------------------
Accrued operating expenses                           59,200
===========================================================
    Total liabilities                            17,825,906
===========================================================
Net assets applicable to shares outstanding    $266,515,167
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $271,356,649
-----------------------------------------------------------
Undistributed net investment income                 207,043
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (5,547,882)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  499,357
===========================================================
                                               $266,515,167
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 29,250,218
___________________________________________________________
===========================================================
Class C                                        $203,805,843
___________________________________________________________
===========================================================
Class R                                        $    157,770
___________________________________________________________
===========================================================
Institutional Class                            $ 33,301,336
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,945,625
___________________________________________________________
===========================================================
Class C                                          20,532,188
___________________________________________________________
===========================================================
Class R                                              15,867
___________________________________________________________
===========================================================
Institutional Class                               3,352,790
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.93
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.93 divided
      by 97.50%)                               $      10.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.93
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $       9.94
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $       9.93
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-143

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 9,807,400
-------------------------------------------------------------------------
Dividends                                                         424,444
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       70,568
=========================================================================
    Total investment income                                    10,302,412
=========================================================================

EXPENSES:

Advisory fees                                                   1,218,445
-------------------------------------------------------------------------
Administrative services fees                                      100,061
-------------------------------------------------------------------------
Custodian fees                                                     42,274
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                          58,032
-------------------------------------------------------------------------
  Class C                                                       2,662,783
-------------------------------------------------------------------------
  Class R                                                             628
-------------------------------------------------------------------------
Transfer agent fees -- A, C, and R                                282,132
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                3,817
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          25,008
-------------------------------------------------------------------------
Other                                                             322,720
=========================================================================
    Total expenses                                              4,715,900
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (1,243,862)
=========================================================================
    Net expenses                                                3,472,038
=========================================================================
Net investment income                                           6,830,374
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (1,186,879)
-------------------------------------------------------------------------
  Futures contracts                                               307,813
=========================================================================
                                                                 (879,066)
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                           124,698
-------------------------------------------------------------------------
  Futures contracts                                              (628,677)
=========================================================================
                                                                 (503,979)
=========================================================================
Net gain (loss) from investment securities and futures
  contracts                                                    (1,383,045)
=========================================================================
Net increase in net assets resulting from operations          $ 5,447,329
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   6,830,374    $  5,437,094
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              (879,066)        960,226
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    (503,979)      1,419,939
===========================================================================================
    Net increase in net assets resulting from operations          5,447,329       7,817,259
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (500,584)        (22,084)
-------------------------------------------------------------------------------------------
  Class C                                                        (6,800,555)     (8,645,314)
-------------------------------------------------------------------------------------------
  Class R                                                            (3,462)            (63)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (688,086)        (20,032)
===========================================================================================
    Total distributions from net investment income               (7,992,687)     (8,687,493)
===========================================================================================
Share transactions-net:
  Class A                                                        22,462,638       6,952,088
-------------------------------------------------------------------------------------------
  Class C                                                      (112,324,053)    (18,290,840)
-------------------------------------------------------------------------------------------
  Class R                                                           147,673          11,404
-------------------------------------------------------------------------------------------
  Institutional Class                                            26,736,759       6,755,108
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (62,976,983)     (4,572,240)
===========================================================================================
    Net increase (decrease) in net assets                       (65,522,341)     (5,442,474)
===========================================================================================

NET ASSETS:

  Beginning of year                                             332,037,508     337,479,982
===========================================================================================
  End of year (including undistributed net investment income
    of $207,043 and $56,977, respectively)                    $ 266,515,167    $332,037,508
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class.

     Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

G. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R and Institutional Class shares to 0.85%, 1.60% (before distribution fee waivers), 1.10% and 0.60% of average daily net assets, respectively, through July 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $577 and reimbursed $124,775 of class level expenses of Class A, Class B, Class C and Class R shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $30,889.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $100,061.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $282,132 for Class A, Class C and Class R share classes and $3,817 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has contractually agreed to waive 0.40% and 0.10% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. This agreement was terminated with respect to Class A shares on July 1, 2005 when ADI permanently reduced Rule 12b-1 plan fees by 0.10% from 0.35% to 0.25%. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class C and Class R shares paid $42,728, $1,597,670 and $628, respectively, after ADI waived Plan fees of $15,304 for Class A shares and $1,065,113 for Class C shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $17,108 in front-end sales commissions from the sale of Class A shares and $3,168, $673 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $43,711        $ 83,051,128      $ (83,094,839)       $    --           $    --        $35,237       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              43,711          83,051,128        (83,094,839)            --                --         35,331            --
==================================================================================================================================
  Total             $87,422        $166,102,256      $(166,189,678)       $    --           $    --        $70,568       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $7,204.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,076 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the 5 days the borrowings were outstanding was $3,385,850 with a weighted average interest rate of 2.83% and interest expense of $1,311.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensatory balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On July 31, 2005, $6,000,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                                               MARKET          UNREALIZED
                                                               NO. OF         MONTH/            VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        07/31/05       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       27        Sep-06/Long      $ 6,448,612       $  (2,835)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       98        Dec-06/Long       23,397,500         (47,090)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       309        Sep-05/Long       33,125,766        (427,217)
===========================================================================================================================
                                                                                             $62,971,878       $(477,142)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from Ordinary Income                       $7,992,687    $8,687,493
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    224,429
----------------------------------------------------------------------------
Unrealized appreciation -- investments                               976,299
----------------------------------------------------------------------------
Temporary book/tax differences                                       (17,386)
----------------------------------------------------------------------------
Capital loss carryforward                                         (3,232,657)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (2,792,167)
----------------------------------------------------------------------------
Shares of beneficial interest                                    271,356,649
============================================================================
Total net assets                                                $266,515,167
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the realization for tax purposes of unrealized gains on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2011                                                    $   20,292
-----------------------------------------------------------------------------
July 31, 2012                                                     1,787,880
-----------------------------------------------------------------------------
July 31, 2013                                                     1,424,485
=============================================================================
Total capital loss carryforward                                  $3,232,657
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005, was $309,691,702 and $372,600,672, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,758,229
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,781,930)
===============================================================================
Net unrealized appreciation of investment securities              $   976,299
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $261,720,024.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on July 31, 2005, undistributed net investment income was increased by $1,312,379 and undistributed net realized gain (loss) was decreased by $1,312,379. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.


                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(a)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(b)                                                    3,864,615    $  38,583,896        743,963    $   7,430,672
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,930,116      109,271,630     35,091,467      352,966,553
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       24,842          248,518          1,131           11,341
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        3,183,852       31,804,425        675,095        6,741,273
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(b)                                                       40,537          404,392          1,921           19,226
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         573,960        5,727,379        715,503        7,192,526
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                          339            3,380              6               63
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           68,922          687,221          2,002           20,025
==========================================================================================================================
Reacquired:
  Class A(b)                                                   (1,655,666)     (16,525,650)       (49,745)        (497,810)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (22,777,299)    (227,323,062)   (37,689,480)    (378,449,919)
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      (10,451)        (104,225)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (576,461)      (5,754,887)          (620)          (6,190)
==========================================================================================================================
                                                               (6,332,694)   $ (62,976,983)      (508,757)   $  (4,572,240)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) 12% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
(b) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.21               0.05
=============================================================================================
Less distributions from net investment income                    (0.29)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.14%              0.46%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $29,250             $6,971
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.86%(c)           0.85%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.00%(c)           0.96%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.53%(c)           1.92%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,091,038.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                               AUGUST 30,
                                                                                                  2002
                                                                    YEAR ENDED              (DATE OPERATIONS
                                                                     JULY 31,                COMMENCED) TO
                                                              -----------------------           JULY 31,
                                                                2005           2004               2003
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.01       $  10.02           $  10.01
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.22(a)        0.16(a)            0.12(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.08               0.14
============================================================================================================
    Total from investment operations                              0.18           0.24               0.26
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.25)             (0.25)
============================================================================================================
  Return of capital                                                 --             --              (0.00)
============================================================================================================
    Total distributions                                          (0.26)         (0.25)             (0.25)
============================================================================================================
Net asset value, end of period                                $   9.93       $  10.01           $  10.02
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   1.79%          2.44%              2.58%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $203,806       $318,282           $337,480
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.21%(c)       1.20%              1.20%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.66%(c)       1.61%              1.60%(d)
============================================================================================================
Ratio of net investment income to average net assets              2.18%(c)       1.57%              1.28%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         103%           126%                88%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $266,278,327.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.02             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23(a)            0.04(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              0.01
=============================================================================================
    Total from investment operations                              0.19               0.05
=============================================================================================
Less distributions from net investment income                    (0.27)             (0.06)
=============================================================================================
Net asset value, end of period                                  $ 9.94             $10.02
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   1.88%              0.49%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  158             $   11
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.11%(c)           1.10%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.16%(c)           1.11%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.28%(c)           1.67%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $125,714.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.28(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.24               0.05
=============================================================================================
Less distributions from net investment income                    (0.32)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.42%              0.52%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $33,301             $6,773
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.57%(c)           0.60%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.58%(c)           0.61%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.82%(c)           2.71%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $21,116,126.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Total Return Bond Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Total Return Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of AIM Total Return Bond Fund and the Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of changes in net assets of AIM Total Return Bond Fund (a portfolio of AIM Investment Securities Funds) for the year ended July 31, 2004, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Total Return Bond Fund for the year ended July 31, 2004, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP

Houston, Texas
September 17, 2004


                                    FS-155a

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
BONDS & NOTES-56.78%

ADVERTISING-0.04%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   91,000        $     91,749
=============================================================================

AEROSPACE & DEFENSE-0.06%

Honeywell International Inc., Global Notes,
  6.88%, 10/03/05(a)                               20,000              20,106
-----------------------------------------------------------------------------
Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06(a)                       109,000             111,470
=============================================================================
                                                                      131,576
=============================================================================

AIR FREIGHT & LOGISTICS-0.89%

Ryder System, Inc.-Series P, Notes, 6.60%,
  11/15/05(a)                                   2,000,000           2,012,480
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.10%

Bank of New York Institutional Capital
  Trust-Series A, Trust Pfd. Bonds, 7.78%,
  12/01/26 (Acquired 06/12/03; Cost
  $238,542)(a)(b)                                 200,000             214,462
=============================================================================

AUTOMOBILE MANUFACTURERS-2.17%

DaimlerChrysler North America Holding Corp.,
  Series D, Gtd. Floating Rate Medium Term
  Notes,
    3.89%, 05/24/06(a)(c)                       1,200,000           1,201,098
-----------------------------------------------------------------------------
    4.27%, 09/26/05(a)(c)                       1,850,000           1,850,902
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes,
    7.25%, 01/18/06(a)                          1,800,000           1,825,794
=============================================================================
                                                                    4,877,794
=============================================================================

BROADCASTING & CABLE TV-5.13%

Comcast Corp.,
  Sr. Notes,
    7.25%, 08/01/05(a)                            910,000             909,909
-----------------------------------------------------------------------------
    8.30%, 05/15/06(a)                            325,000             334,808
-----------------------------------------------------------------------------
  Sr. Sub. Deb., 10.63%, 07/15/12(a)              240,000             310,008
-----------------------------------------------------------------------------
  Sr. Unsec. Deb., 8.88%, 09/15/05(a)             900,000             905,202
-----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                            850,000             861,976
-----------------------------------------------------------------------------
    8.00%, 08/01/05(a)                          1,150,000           1,149,885
-----------------------------------------------------------------------------
    8.38%, 11/01/05(a)                          2,880,000           2,924,352
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(a)      985,000           1,040,712
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 6.38%, 01/30/06(a)     375,000             379,181
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                     125,000             126,631
-----------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                     1,000,000           1,006,066
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

MediaOne Group, Inc., Gtd. Notes, 6.75%,
  10/01/05(a)                                  $  190,000        $    190,811
-----------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes, 8.18%, 08/15/07(a)                       650,000             692,685
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)        600,000             710,154
=============================================================================
                                                                   11,542,380
=============================================================================

BUILDING PRODUCTS-0.33%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(a)                740,000             742,094
=============================================================================

COMMODITY CHEMICALS-0.45%

Methanex Corp., (Canada), Unsec. Yankee
  Notes, 7.75%, 08/15/05(a)                     1,000,000           1,005,020
=============================================================================

CONSUMER FINANCE-8.36%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(a)                     1,175,000           1,191,532
-----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost $813,712)(a)(b)(c)      800,000             802,576
-----------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(a)          1,425,000           1,455,709
-----------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                175,000             186,415
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)              1,930,000           1,930,174
-----------------------------------------------------------------------------
  Medium Term Notes, 5.05%, 05/22/06(a)         1,000,000           1,000,150
-----------------------------------------------------------------------------
  Notes, 6.38%, 12/15/05(a)                     1,000,000           1,006,790
-----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                            750,000             757,852
-----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                          3,753,000           3,791,281
-----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                260,000             261,856
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(a)(c)                                  675,000             671,969
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(a)                                   3,800,000(d)        3,837,392
-----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes,
  6.50%, 06/20/06(a)                              487,000             495,615
-----------------------------------------------------------------------------
  7.75%, 09/15/05(a)                            1,430,000           1,436,506
=============================================================================
                                                                   18,825,817
=============================================================================

DIVERSIFIED BANKS-2.20%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $133,922)(a)(b)(e)               120,000             123,732
-----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(e)                       100,000             103,491
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(b)      $   75,000        $     75,738
-----------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $1,126,818)(a)(b)                          900,000           1,173,411
-----------------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes, 7.13%,
  03/01/09(a)                                      50,000              54,262
-----------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(a)(c)                                  250,000             243,525
-----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $379,629)(a)(b)                            300,000             329,922
-----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)         600,000             671,484
-----------------------------------------------------------------------------
Credit Suisse First Boston, Inc., Sub. Medium
  Term Notes, 7.75%, 05/15/06 (Acquired
  04/06/05; Cost $207,902)(a)(b)                  200,000             205,214
-----------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $200,000)(a)(b)(e)                              200,000             212,216
-----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                       195,000             210,885
-----------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06(a)                                     250,000             265,702
-----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(a)(e)(f)                                  300,000             266,738
-----------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(a)(f)            70,000              56,669
-----------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(a)(e)(f)                 100,000              90,442
-----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                              160,000             211,472
-----------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(a)(e)                              330,000             338,851
-----------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(a)                              325,000             320,645
=============================================================================
                                                                    4,954,399
=============================================================================

DIVERSIFIED CHEMICALS-0.63%

Dow Capital B.V. (Netherlands)-Series G,
  Medium Term Notes, 8.64%, 06/01/22(a)         1,030,000           1,327,783
-----------------------------------------------------------------------------
Dow Chemical Co. (The), Sr. Unsec. Medium
  Term Notes, 3.85%, 11/15/05(a)                  100,000              99,997
=============================================================================
                                                                    1,427,780
=============================================================================

DIVERSIFIED METALS & MINING-0.77%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.38%, 09/01/05(a)                      1,735,000           1,739,424
=============================================================================

ELECTRIC UTILITIES-3.12%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)         200,000             201,830
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Commonwealth Edison Co., Unsec. Deb. 6.40%,
  10/15/05(a)                                  $  500,000        $    502,155
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                 250,000             257,892
-----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(a)                       650,000             656,929
-----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                     2,170,000           2,179,201
-----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)              1,841,098           1,852,715
-----------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                       600,000             608,460
-----------------------------------------------------------------------------
Potomac Electric Power Co., Sec. First
  Mortgage Bonds, 6.50%, 09/15/05(a)(g)           250,000             250,692
-----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                500,000             513,910
=============================================================================
                                                                    7,023,784
=============================================================================

FOOD RETAIL-0.45%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(a)                              430,000             428,431
-----------------------------------------------------------------------------
  6.15%, 03/01/06(a)                              580,000             586,229
=============================================================================
                                                                    1,014,660
=============================================================================

GAS UTILITIES-0.23%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                        250,000             260,643
-----------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                     250,000             252,063
=============================================================================
                                                                      512,706
=============================================================================

GOLD-0.09%

Newmont Mining Corp., Unsec. Notes, 5.88%,
  04/01/35(a)                                     200,000             199,054
=============================================================================

HOMEBUILDING-1.18%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(a)                                     300,000             337,125
-----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                     200,000             201,382
-----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
  8.00%, 08/15/06(a)                            1,600,000           1,651,856
-----------------------------------------------------------------------------
  9.75%, 09/01/10(a)                              450,000             474,120
=============================================================================
                                                                    2,664,483
=============================================================================

HOTELS, RESORTS & CRUISE LINES-0.90%

Marriott International, Inc.-Series B, Sr.
  Unsec. Notes, 6.88%, 11/15/05(a)              2,000,000           2,015,880
=============================================================================

HOUSEWARES & SPECIALTIES-0.58%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                      1,275,000           1,311,019
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.43%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(a)                           $  960,000        $    976,934
=============================================================================

INDUSTRIAL CONGLOMERATES-0.48%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                     700,000             708,435
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                     230,000             233,809
-----------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03-11/22/04; Cost
  $145,305)(a)(b)()                               130,000             133,754
=============================================================================
                                                                    1,075,998
=============================================================================

INTEGRATED OIL & GAS-1.94%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                     400,000             472,992
-----------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                     115,000             122,792
-----------------------------------------------------------------------------
Duke Energy Field Services Corp., LLC, Sr.
  Unsec. Notes, 7.50%, 08/16/05(a)              2,000,000           2,002,500
-----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(a)                                   1,500,000           1,659,375
-----------------------------------------------------------------------------
USX Corp., Unsec. Notes, 6.65%, 02/01/06(a)       100,000             101,209
=============================================================================
                                                                    4,358,868
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.78%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(a)                            1,800,000           1,814,652
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec. Global Notes,
  7.20%, 03/01/06(a)                              700,000             713,209
-----------------------------------------------------------------------------
  8.50%, 03/01/31(a)                              175,000             241,736
-----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                     2,466,000           2,504,470
-----------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)            900,000           1,216,737
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(a)                                     400,000             420,024
-----------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb.,
  6.75%, 05/15/27(a)(g)                           100,000             105,888
-----------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)                 125,000             164,946
-----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)            600,000             678,894
-----------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                        125,000             132,380
-----------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                       400,000             422,864
-----------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                        100,000              97,586
=============================================================================
                                                                    8,513,386
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.25%

Aramark Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(a)                           $  555,000        $    567,990
=============================================================================

INVESTMENT BANKING & BROKERAGE-0.26%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(a)                       350,000             373,888
-----------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(a)                              150,000             154,040
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series C, Sr.
  Floating Rate Medium Term Notes, 3.47%,
  06/16/06(a)(c)                                   50,000              49,961
=============================================================================
                                                                      577,889
=============================================================================

LIFE & HEALTH INSURANCE-0.76%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-12/21/04; Cost
  $1,601,997)(a)(b)(g)                          1,345,000           1,613,664
-----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                              100,000             104,486
=============================================================================
                                                                    1,718,150
=============================================================================

MANAGED HEALTH CARE-1.02%

Aetna Inc., Sr. Unsec. Notes, 7.38%,
  03/01/06(a)                                     237,000             241,456
-----------------------------------------------------------------------------
CIGNA Corp., Notes, 6.38%, 01/15/06(a)          1,800,000           1,817,478
-----------------------------------------------------------------------------
WellPoint Inc., Unsec. Unsub. Notes, 4.88%,
  08/01/05(a)                                     230,000             229,977
=============================================================================
                                                                    2,288,911
=============================================================================

MOVIES & ENTERTAINMENT-0.88%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)                 450,000             564,417
-----------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                660,000             669,227
-----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(a)                              750,000             757,943
=============================================================================
                                                                    1,991,587
=============================================================================

MULTI-LINE INSURANCE-0.31%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $725,683)(a)(b)                                 700,000             706,433
=============================================================================

MULTI-UTILITIES-0.97%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                              600,000             610,350
-----------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                            1,550,000           1,564,865
=============================================================================
                                                                    2,175,215
=============================================================================

MUNICIPALITIES-3.34%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(a)(g)()                   1,000,000             991,250
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                           $  200,000        $    196,750
-----------------------------------------------------------------------------
  5.20%, 02/15/35(a)                              300,000             301,044
-----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(a)(g)                           385,000             375,575
-----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Series
  2005 COP, 4.95%, 06/15/25(a)(g)                 500,000             493,750
-----------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank;
  Taxable Series 2005 A RB,
  4.87%, 07/15/16(a)                              250,000             249,688
-----------------------------------------------------------------------------
  5.22%, 07/15/20(a)                              325,000             327,886
-----------------------------------------------------------------------------
  5.28%, 01/15/22(a)                              275,000             277,750
-----------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(g)()                                450,000             470,250
-----------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(g)(h)      650,000             715,715
-----------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (City of Detroit School District); Taxable
  Series 2005 RB, 5.00%, 06/01/15(a)(g)           250,000             272,500
-----------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Taxable Series 2005 RB, 4.41%,
  11/15/14(a)(g)                                  375,000             375,840
-----------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)        630,000             630,788
-----------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005 K RB, 5.25%,
  12/15/14(a)(g)(h)                               300,000             333,501
-----------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO,
  4.64%, 06/30/20(a)(g)()                         350,000             341,898
-----------------------------------------------------------------------------
  4.83%, 06/30/28(a)(g)                           590,000             571,155
-----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(a)(g)                           100,000              98,871
-----------------------------------------------------------------------------
  4.21%, 07/01/08(a)(g)                           125,000             124,286
-----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.43%, 07/10/30(a)(g)(i)                        400,000             384,240
=============================================================================
                                                                    7,532,737
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.74%

Devon Energy Corp., Deb., 10.25%, 11/01/05(a)  $1,870,000        $  1,897,134
-----------------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                   1,075,000           1,303,545
-----------------------------------------------------------------------------
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $719,903)(a)(b)                                 725,000             716,735
=============================================================================
                                                                    3,917,414
=============================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.13%

Enterprise Products Operating L.P.,
  Sr. Notes, 4.95%, 06/01/10(a)                   205,000             203,819
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 7.50%,
  02/01/11(a)                                      85,000              93,960
=============================================================================
                                                                      297,779
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.05%

CIT Group Inc., Sr. Unsec. Notes, 7.25%,
  08/15/05(a)                                     525,000             525,625
-----------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05(a)                       175,000             175,254
-----------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(a)                                      25,000              24,877
-----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(e)                   90,000             104,613
-----------------------------------------------------------------------------
JPMorgan Chase & Co., Sub Notes, 6.25%,
  12/15/05(a)                                     100,000             100,858
-----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-07/28/05; Cost
  $1,809,502)(a)(b)(e)                          1,600,000           1,776,704
-----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(a)                     3,350,000           3,384,438
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)     183,333             189,317
-----------------------------------------------------------------------------
  Series 1999-2, Global Bonds, 9.69%,
  08/15/09(a)                                   1,785,000           1,967,516
-----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $214,817)(a)(b)        211,922             211,121
-----------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired
  03/04/04-11/29/04; Cost $248,281)(a)(b)         250,000             240,115
-----------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Sr. Floating Rate Notes, 3.98%, 01/25/36
  (Acquired 03/21/05; Cost
  $500,000)(a)(b)(c)(j)                           500,000             500,313
-----------------------------------------------------------------------------
  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $556,507)(a)(b)         477,778             572,239
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Toll Road Investors Partnership II,
  L.P.-Series A, Bonds,
  5.50%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $1,128,228)(a)(b)(g)(k)                      $9,600,000        $  1,158,778
-----------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(e)             400,000             442,139
=============================================================================
                                                                   11,373,907
=============================================================================

PACKAGED FOODS & MEATS-0.18%

General Mills, Inc., Notes, 6.45%,
  10/15/06(a)                                     400,000             409,340
=============================================================================

PROPERTY & CASUALTY INSURANCE-2.28%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                       400,000             414,448
-----------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)            350,000             383,285
-----------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd.
  Notes, 8.50%, 04/15/12(a)                     1,045,000           1,150,733
-----------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $988,501)(a)(b)         925,000             979,908
-----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-06/09/05; Cost $2,240,773)(a)(b)     2,200,000           2,211,770
=============================================================================
                                                                    5,140,144
=============================================================================

RAILROADS-0.09%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                     200,000             202,246
=============================================================================

REAL ESTATE-2.00%

AMB Property L.P., Medium Term Notes, 7.20%,
  12/15/05(a)                                     500,000             505,575
-----------------------------------------------------------------------------
Health Care Property Investors, Inc.,
  Notes, 5.63%, 05/01/17(a)                       350,000             348,922
-----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.07%, 06/08/15(a)            505,000             560,000
-----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                     300,000             301,863
-----------------------------------------------------------------------------
Simon Property Group, L.P., Unsec. Gtd.
  Notes, 6.88%, 10/27/05(a)                       970,000             976,586
-----------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                  790,000             803,999
-----------------------------------------------------------------------------
Wellsford Residential Property Trust,
  Sr. Unsec. Notes, 7.75%, 08/15/05(a)          1,000,000           1,001,330
=============================================================================
                                                                    4,498,275
=============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                     100,000             102,624
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

REGIONAL BANKS-0.83%

Banco Popular North America-Series C, Gtd.
  Medium Term Notes, 6.80%, 12/21/05(a)        $  200,000        $    201,100
-----------------------------------------------------------------------------
Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)      925,000             957,588
-----------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd.
  Bonds, 3.90%, 06/01/28(a)(c)                    125,000             117,793
-----------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(a)                              350,000             350,784
-----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05(a)                                     128,000             129,158
-----------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                     125,000             124,238
=============================================================================
                                                                    1,880,661
=============================================================================

REINSURANCE-0.05%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                       100,000             106,205
=============================================================================

RESTAURANTS-0.17%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                      75,000              78,194
-----------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                     300,000             308,715
=============================================================================
                                                                      386,909
=============================================================================

SOVEREIGN DEBT-0.61%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(a)                                     100,000             100,445
-----------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $270,188)(a)(b)(l)     300,000             333,600
-----------------------------------------------------------------------------
  REGS, Unsec. Unsub. Euro Bonds, 10.00%,
  06/26/07 (Acquired 05/14/04-05/18/04; Cost
  $388,744)(a)(b)                                 345,000             378,948
-----------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                              150,000             162,450
-----------------------------------------------------------------------------
  7.50%, 04/08/33(a)                              350,000             400,960
=============================================================================
                                                                    1,376,403
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                     645,000             653,024
-----------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub.
  Trust Pfd. Notes, 9.10%, 06/01/27(a)            100,000             110,462
-----------------------------------------------------------------------------
MGIC Investment Corp., Sr. Unsec. Notes,
  7.50%, 10/15/05(a)                              250,000             251,698
=============================================================================
                                                                    1,015,184
=============================================================================

TOBACCO-0.48%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                   1,075,000           1,086,621
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.32%

Western Power Distribution Holdings Ltd.
  (United
  Kingdom), Unsec. Unsub. Notes, 7.38%,
  12/15/28 (Acquired 01/25/05-03/03/05; Cost
  $736,926)(a)(b)                              $  650,000        $    726,193
=============================================================================

TRUCKING-0.25%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                              525,000             568,560
=============================================================================
    Total Bonds & Notes (Cost $127,845,714)                       127,879,124
=============================================================================

U.S. MORTGAGE-BACKED SECURITIES-23.26%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-8.45%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 02/01/34(a)                4,078,872           4,187,932
-----------------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17(a)                  109,738             112,073
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/34(a)                1,663,687           1,722,266
-----------------------------------------------------------------------------
  7.00%, 06/01/16 to 10/01/34(a)                  306,388             321,615
-----------------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32(a)                   54,540              57,992
-----------------------------------------------------------------------------
  5.00%, 07/01/34(a)                            2,239,869           2,207,780
-----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(m)                         1,000,000             984,062
-----------------------------------------------------------------------------
  5.00%, 08/01/20 to 08/01/35(a)(m)             3,921,000           3,913,590
-----------------------------------------------------------------------------
  5.50%, 08/01/35(a)(m)                         5,500,000           5,530,937
=============================================================================
                                                                   19,038,247
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-11.73%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                1,778,689           1,897,959
-----------------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33(a)                  924,090             973,868
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 09/01/34(a)                2,142,408           2,224,696
-----------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(a)                  830,106             851,641
-----------------------------------------------------------------------------
  5.00%, 03/01/18 to 02/01/19(a)                2,100,355           2,107,321
-----------------------------------------------------------------------------
  5.50%, 11/01/18(a)                            1,018,917           1,040,134
-----------------------------------------------------------------------------
  8.00%, 08/01/21 to 08/01/31(a)                  145,144             155,888
-----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20 to 08/01/35(a)(m)             7,500,000           7,422,500
-----------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(m)             6,783,527           6,833,781
-----------------------------------------------------------------------------
  6.00%, 08/01/35(a)(m)                         2,849,700           2,912,037
=============================================================================
                                                                   26,419,825
=============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-3.08%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32(a)                  261,119             280,848
-----------------------------------------------------------------------------
  8.50%, 02/15/25(a)                               31,739              34,982
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  8.00%, 08/15/25(a)                           $    9,627        $     10,381
-----------------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33(a)                  193,759             204,770
-----------------------------------------------------------------------------
  6.00%, 11/15/28 to 09/15/34(a)                1,384,580           1,424,945
-----------------------------------------------------------------------------
  6.50%, 01/15/29 to 10/15/34(a)                3,391,241           3,557,621
-----------------------------------------------------------------------------
  5.50%, 12/15/33 to 06/15/35(a)                1,402,121           1,420,624
=============================================================================
                                                                    6,934,171
=============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $52,330,940)                                           52,392,243
=============================================================================

U.S. TREASURY SECURITIES-6.41%

U.S. TREASURY NOTES-2.84%

2.50%, 09/30/06(a)                              6,500,000(d)        6,395,415
=============================================================================

U.S. TREASURY BONDS-1.40%

7.25%, 05/15/16(a)                              1,085,000           1,352,355
-----------------------------------------------------------------------------
7.50%, 11/15/16(a)                              1,400,000           1,786,092
=============================================================================
                                                                    3,138,447
=============================================================================

U.S. TREASURY INFLATION-INDEXED BONDS-0.77%

2.06%, 07/15/14(a)(n)                           1,717,314           1,736,367
=============================================================================

U.S. TREASURY STRIPS-1.40%

3.03%, 02/15/07(a)(o)                             500,000             472,345
-----------------------------------------------------------------------------
4.76%, 02/15/23(a)(o)                           2,300,000           1,024,213
-----------------------------------------------------------------------------
4.54%, 05/15/25(a)(o)                             650,000             261,014
-----------------------------------------------------------------------------
4.71%, 08/15/28(a)(o)                           4,000,000           1,401,240
=============================================================================
                                                                    3,158,812
=============================================================================
    Total U.S. Treasury Securities (Cost
      $14,342,925)                                                 14,429,041
=============================================================================

ASSET-BACKED SECURITIES-4.05%

AEROSPACE & DEFENSE-0.26%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., 6.66%, 09/15/13 (Acquired 02/09/05;
  Cost $589,058)(a)(b)(g)                         530,755             578,082
=============================================================================

COMMERCIAL LOANS/LEASES-0.22%

Guaranteed Export Trust
  Series 94-A, Gtd. Notes, 7.12%, 04/15/06(a)     334,366             339,015
-----------------------------------------------------------------------------
  Series 94-B, Gtd. Notes, 7.46%, 12/15/05(a)     164,130             165,814
=============================================================================
                                                                      504,829
=============================================================================

MULTI-SECTOR HOLDINGS-0.13%

Longport Funding Ltd. (Cayman Islands)-Series
  2005-2A, Class A1J, Floating Rate Bonds,
  3.69%, 02/03/40 (Acquired 03/31/05; Cost
  $300,000)(b)(c)(j)                              300,000             300,000
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-2.85%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  08/20/02-07/27/05; Cost $1,903,537)(a)(b)    $1,530,000        $  1,876,270
-----------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(j)                                 500,000             504,100
-----------------------------------------------------------------------------
Patrons' Legacy 2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired
  04/30/04-07/14/05; Cost $1,530,475)(b)(j)     1,500,000           1,534,050
-----------------------------------------------------------------------------
Lilacs Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/11/64 (Acquired 7/14/05;
  Cost 1,500,000)(b)(j)                         1,500,000           1,500,000
-----------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.35%, (Acquired
  12/07/04; Cost $1,000,000)(a)(b)(e)(p)        1,000,000             996,829
=============================================================================
                                                                    6,411,249
=============================================================================

PROPERTY & CASUALTY INSURANCE-0.41%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $900,000)(a)(b)                                 900,000             911,457
=============================================================================

REINSURANCE-0.18%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $400,000)(a)(b)                            400,000             405,652
=============================================================================
    Total Asset-Backed Securities (Cost
      $9,132,500)                                                   9,111,269
=============================================================================

                                                 SHARES
PREFERRED STOCKS-2.93%

DIVERSIFIED BANKS-0.04%

HSBC Capital Funding L.P./Jersey Channel
  Islands (United Kingdom), 4.61% Pfd.
  (Acquired 11/05/03-11/22/04; Cost
  $94,036)(a)(b)                                  100,000        $     95,900
=============================================================================

DIVERSIFIED CAPITAL MARKETS-0.24%

UBS Preferred Funding Trust I, 8.62% Pfd.(a)      450,000             528,188
=============================================================================

LIFE & HEALTH INSURANCE-0.29%

Aegon N.V. (Netherlands), 6.38% Pfd.               25,600             657,408
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.92%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $1,810,687)(a)(b)(q)                  18           1,800,000
-----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $699,990)(b)(j)(q)            7             700,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                    MARKET
                                                 SHARES             VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(a)(b)(c)          500        $    495,428
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $390,592)(a)(b)(c)                                  400             390,676
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $922,894)(a)(b)(c)                                  950             922,802
=============================================================================
                                                                    4,308,906
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.44%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(r)                                          12,000             596,400
-----------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(r)                                           8,000             401,600
=============================================================================
                                                                      998,000
=============================================================================
    Total Preferred Stocks (Cost $6,568,058)                        6,588,402
=============================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.14%

FEDERAL HOME LOAN BANK (FHLB)-0.13%

Unsec. Global Bonds,
  4.10%, 06/13/08(a)                           $  300,000             296,688
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.75%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09(a)(p)                           250,000             246,387
-----------------------------------------------------------------------------
Unsec. Global Notes,
  3.55%, 01/12/07(a)                            1,185,000           1,172,700
-----------------------------------------------------------------------------
  4.20%, 03/24/08(a)                            2,550,000           2,532,634
=============================================================================
                                                                    3,951,721
=============================================================================

TENNESSEE VALLEY AUTHORITY-0.26%

Unsec. Bonds,
  7.14%, 05/23/12(a)                              500,000             579,110
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $4,822,388)                                             4,827,519
=============================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.74%

Liquid Assets Portfolio-Institutional
  Class(s)                                      1,956,766           1,956,766
-----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(s)     1,956,766           1,956,766
=============================================================================
    Total Money Market Funds (Cost
      $3,913,532)                                                   3,913,532
=============================================================================
TOTAL INVESTMENTS-97.31% (Cost $218,956,057)                      219,141,130
=============================================================================
OTHER ASSETS LESS LIABILITIES-2.69%                                 6,069,353
=============================================================================
NET ASSETS-100.00%                                               $225,210,483
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

CARS    - Convertible Auction Rate Securities
COP     - Certificates of Participation
Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $209,034,040, which represented 95.39% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $28,408,792 which represented 12.61% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 7.
(e) Perpetual bond with no specified maturity date.
(f) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(g) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., MBIA Insurance Corp., XL Capital Assurance Inc., Radian Asset Assurance, Inc. or ACA Financial Guaranty Corp.
(h) Interest on this security is taxable income to the Fund.
(i) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $5,038,463, which represented 2.24% of the Fund's Net Assets.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(l) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Principal amount of security and interest payments are adjusted for inflation.
(o) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(q) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(r) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(s) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-163

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $215,042,525)                                $215,227,598
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,913,532)                               3,913,532
===========================================================
    Total investments (cost $218,956,057)       219,141,130
===========================================================
Cash                                                722,549
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,547,500
-----------------------------------------------------------
  Fund shares sold                               35,427,389
-----------------------------------------------------------
  Dividends and interest                          2,885,569
-----------------------------------------------------------
  Fund expenses absorbed                             42,179
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               10,189
-----------------------------------------------------------
Other assets                                         58,911
===========================================================
    Total assets                                259,835,416
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          34,105,110
-----------------------------------------------------------
  Fund shares reacquired                            181,272
-----------------------------------------------------------
  Dividends                                          29,982
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 13,650
-----------------------------------------------------------
  Variation margin                                  166,618
-----------------------------------------------------------
Accrued distribution fees                            52,231
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,396
-----------------------------------------------------------
Accrued transfer agent fees                             383
-----------------------------------------------------------
Accrued operating expenses                           74,291
===========================================================
    Total liabilities                            34,624,933
===========================================================
Net assets applicable to shares outstanding    $225,210,483
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $225,025,508
-----------------------------------------------------------
Undistributed net investment income                  86,223
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts       259,048
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and futures contracts      (160,296)
===========================================================
                                               $225,210,483
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 75,263,998
___________________________________________________________
===========================================================
Class B                                        $ 43,865,201
___________________________________________________________
===========================================================
Class C                                        $  8,573,183
___________________________________________________________
===========================================================
Class R                                        $    318,176
___________________________________________________________
===========================================================
Institutional Class                            $ 97,189,925
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,190,287
___________________________________________________________
===========================================================
Class B                                           4,191,112
___________________________________________________________
===========================================================
Class C                                             819,200
___________________________________________________________
===========================================================
Class R                                              30,435
___________________________________________________________
===========================================================
Institutional Class                               9,282,538
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.47
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.47 divided
      by 95.25%)                               $      10.99
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-164

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $5,610,777
------------------------------------------------------------------------
Dividends                                                        140,966
------------------------------------------------------------------------
Dividends from affiliated money market funds                     180,138
========================================================================
    Total investment income                                    5,931,881
========================================================================

EXPENSES:

Advisory fees                                                    733,170
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    29,496
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        134,297
------------------------------------------------------------------------
  Class B                                                        445,914
------------------------------------------------------------------------
  Class C                                                         82,702
------------------------------------------------------------------------
  Class R                                                          1,225
------------------------------------------------------------------------
Transfer agent fees-A, B, C and R                                321,339
------------------------------------------------------------------------
Transfer agent fees-Institutional                                    663
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         18,548
------------------------------------------------------------------------
Registration and filing fees                                     158,238
------------------------------------------------------------------------
Other                                                            168,036
========================================================================
    Total expenses                                             2,143,628
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (409,788)
========================================================================
    Net expenses                                               1,733,840
========================================================================
Net investment income                                          4,198,041
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                          555,171
------------------------------------------------------------------------
  Futures contracts                                            1,459,398
========================================================================
                                                               2,014,569
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          110,448
------------------------------------------------------------------------
  Futures contracts                                             (633,974)
========================================================================
                                                                (523,526)
========================================================================
Net gain from investment securities and futures contracts      1,491,043
========================================================================
Net increase in net assets resulting from operations          $5,689,084
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-165

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,198,041    $  2,143,805
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                    2,014,569         743,908
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                   (523,526)      1,243,051
==========================================================================================
    Net increase in net assets resulting from operations         5,689,084       4,130,764
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,233,729)     (1,119,985)
------------------------------------------------------------------------------------------
  Class B                                                       (1,055,652)     (1,252,383)
------------------------------------------------------------------------------------------
  Class C                                                         (195,964)       (237,664)
------------------------------------------------------------------------------------------
  Class R                                                           (7,110)           (263)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,878,614)        (49,476)
==========================================================================================
  Total distributions from net investment income                (4,371,069)     (2,659,771)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (449,701)       (275,772)
------------------------------------------------------------------------------------------
  Class B                                                         (528,414)       (409,926)
------------------------------------------------------------------------------------------
  Class C                                                          (94,225)        (73,816)
------------------------------------------------------------------------------------------
  Class R                                                           (2,664)             --
------------------------------------------------------------------------------------------
  Institutional Class                                             (503,102)             --
==========================================================================================
  Total distributions from net realized gains                   (1,578,106)       (759,514)
==========================================================================================
Decrease in net assets resulting from distributions             (5,949,175)     (3,419,285)
==========================================================================================
Share transactions-net:
  Class A                                                       39,302,193       5,423,188
------------------------------------------------------------------------------------------
  Class B                                                         (231,355)     (4,003,657)
------------------------------------------------------------------------------------------
  Class C                                                          (93,421)       (562,735)
------------------------------------------------------------------------------------------
  Class R                                                          211,969         107,444
------------------------------------------------------------------------------------------
  Institutional Class                                           84,113,200      13,316,991
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              123,302,586      14,281,231
==========================================================================================
    Net increase in net assets                                 123,042,495      14,992,710
==========================================================================================

NET ASSETS:

  Beginning of year                                            102,167,988      87,175,278
==========================================================================================
  End of year (including undistributed net investment income
    of $86,223 and $(8,256), respectively)                    $225,210,483    $102,167,988
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                                     FS-166

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.50%
-------------------------------------------------------------------
Next $500 million                                             0.45%
-------------------------------------------------------------------
Over $1 billion                                               0.40%
___________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.15%, 1.90%, 1.90%, 1.40% and 0.90% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A shares to 1.25% (before distribution fee waivers). In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $1,660 and reimbursed expenses of $25,946 and reimbursed 317,785 of class level expenses of Class A, Class B, Class C and Class R in proportion to the net assets of each class and $663 of class level expense of the Institutional Class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $23,670.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $321,339 for Class A, Class B, Class C and Class R share classes and $663 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to July 1, 2005, ADI had agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Class R shares paid $98,402, $445,914, $82,702 and $1,225, respectively, after ADI waived Plan fees of $35,895 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $34,748 in front-end sales commissions from the sale of Class A shares and $184, $14,506, $2,385 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,505,206      $ 69,330,559      $ (72,878,999)        $   --         $1,956,766      $ 89,872       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,505,206        69,330,559        (72,878,999)            --          1,956,766        90,266           --
==================================================================================================================================
  Total           $11,010,412      $138,661,118      $(145,757,998)        $   --         $3,913,532      $180,138       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,169.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $4,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On July 31, 2005, $4,500,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            CHANGE IN
                                                                                             MARKET         UNREALIZED
                                                               NO. OF         MONTH/          VALUE        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT      07/31/05      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        19       Sept-06/Long    $ 4,537,912      $  (1,995)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        57       Dec-06/Long      13,608,750        (31,535)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       117       Sept-05/Long     12,542,766       (156,937)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 year Notes                                       60       Sept-05/Long      6,659,063        (80,831)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 year Bonds                                       83       Sept-05/Long      9,570,937        (74,071)
========================================================================================================================
                                                                                           $46,919,428      $(345,369)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $5,654,950    $3,419,285
--------------------------------------------------------------------------------------
Capital Gains                                                    294,225            --
======================================================================================
Total distributions                                           $5,949,175    $3,419,285
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    152,567
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                 66,409
----------------------------------------------------------------------------
Temporary book/tax differences                                       (11,186)
----------------------------------------------------------------------------
Post-October capital loss deferral                                   (22,815)
----------------------------------------------------------------------------
Shares of beneficial interest                                    225,025,508
============================================================================
Total net assets                                                $225,210,483
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts and differing treatment of partnerships.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of July 31, 2005.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $359,619,880 and $258,345,352, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $  978,813
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (912,404)
==============================================================================
Net unrealized appreciation of investment securities              $   66,409
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $219,074,721.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, on July 31, 2005, undistributed net investment income was increased by $267,507 and undistributed net realized gain (loss) was decreased by $267,507. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              -------------------------------------------------------
                                                                       2005(a)                        2004
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,953,233    $ 51,968,113     2,120,259    $22,280,117
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,352,197      14,228,981     1,740,846     18,292,621
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        322,530       3,387,686       621,595      6,564,573
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      29,799         313,936        10,815        112,468
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       8,148,060      85,679,510     1,279,534     13,278,111
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        146,425       1,538,291       120,950      1,268,355
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        130,092       1,366,453       136,964      1,436,475
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         25,403         266,801        27,349        286,832
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                         929           9,745            25            263
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         226,817       2,381,429         4,746         49,494
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        206,765       2,173,875       214,070      2,246,559
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (206,797)     (2,173,875)     (214,070)    (2,246,559)
=====================================================================================================================
Reacquired:
  Class A                                                     (1,555,951)    (16,378,086)   (1,945,631)   (20,371,843)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,299,256)    (13,652,914)   (2,051,846)   (21,486,194)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (356,476)     (3,747,908)     (708,287)    (7,414,140)
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (10,627)       (111,712)         (506)        (5,287)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        (375,600)     (3,947,739)       (1,019)       (10,614)
=====================================================================================================================
                                                              11,737,543    $123,302,586     1,355,794    $14,281,231
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) 42% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are advised by AIM.
(b) Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              --------------------------------             JULY 31,
                                                               2005          2004       2003                 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45        $10.35     $10.19               $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.32          0.31       0.32(a)              0.18(a)
-------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)         0.15          0.25       0.26                 0.23
=========================================================================================================================
   Total from investment operations                             0.47          0.56       0.58                 0.41
=========================================================================================================================
Less distributions:
 Dividends from net investment income                          (0.33)        (0.36)     (0.40)               (0.22)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                         (0.12)        (0.10)     (0.02)                  --
=========================================================================================================================
   Total distributions                                         (0.45)        (0.46)     (0.42)               (0.22)
=========================================================================================================================
Net asset value, end of period                                $10.47        $10.45     $10.35               $10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 4.57%         5.45%      5.77%                4.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,264       $35,948    $30,336              $9,325
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                 1.01%(c)      1.00%      1.00%                1.00%(d)
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements              1.48%(c)      1.57%      1.54%                3.21%(d)
=========================================================================================================================
Ratio of net investment income to average net assets            3.04%(c)      2.87%      3.07%                3.10%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                       180%          338%       284%                 215%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $39,360,766.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              --------------------------------             JULY 31,
                                                               2005          2004       2003                 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45        $10.35     $10.19              $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.24          0.22       0.24(a)              0.14(a)
-------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)         0.15          0.26       0.27                 0.22
=========================================================================================================================
   Total from investment operations                             0.39          0.48       0.51                 0.36
=========================================================================================================================
Less distributions:
 Dividends from net investment income                          (0.25)        (0.29)     (0.33)               (0.17)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                         (0.12)        (0.09)     (0.02)                  --
=========================================================================================================================
   Total distributions                                         (0.37)        (0.38)     (0.35)               (0.17)
=========================================================================================================================
Net asset value, end of period                                $10.47        $10.45     $10.35              $ 10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 3.80%         4.67%      4.98%                3.65%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $43,865       $44,047    $47,655             $14,678
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                 1.76%(c)      1.75%      1.75%                1.75%(d)
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.19%                3.86%(d)
=========================================================================================================================
Ratio of net investment income to average net assets            2.29%(c)      2.12%      2.32%                2.35%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                       180%          338%       284%                 215%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $44,591,435.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                                                   DECEMBER 31, 2001
                                                                                                    (DATE OPERATIONS
                                                                   YEAR ENDED JULY 31,               COMMENCED) TO
                                                              -----------------------------             JULY 31,
                                                               2005         2004      2003                2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45       $10.35    $10.19              $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.24         0.22      0.24(a)              0.14(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       0.15         0.26      0.27                 0.22
======================================================================================================================
    Total from investment operations                           0.39         0.48      0.51                 0.36
======================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.25)       (0.29)    (0.33)               (0.17)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)       (0.09)    (0.02)                  --
======================================================================================================================
    Total distributions                                       (0.37)       (0.38)    (0.35)               (0.17)
======================================================================================================================
Net asset value, end of period                                $10.47       $10.45    $10.35              $10.19
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                3.80%        4.67%     4.98%                3.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,573       $8,649    $9,185              $3,045
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.76%(c)     1.75%     1.75%                1.75%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.14%(c)     2.22%     2.19%                3.86%(d)
======================================================================================================================
Ratio of net investment income to average net assets           2.29%(c)     2.12%     2.32%                2.35%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                      180%         338%      284%                 215%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,270,209.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.44             $10.42
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29               0.08
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.14               0.02
=============================================================================================
    Total from investment operations                              0.43               0.10
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)             (0.08)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                --
=============================================================================================
    Total distributions                                          (0.42)             (0.08)
=============================================================================================
Net asset value, end of period                                  $10.45             $10.44
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   4.21%              0.92%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  318             $  108
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.26%(b)           1.25%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.64%(b)           1.39%(c)
=============================================================================================
Ratio of net investment income to average net assets              2.79%(b)           2.62%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                         180%               338%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $244,940.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                           TOTAL
RETURN BOND FUND

NOTE 12--FINANCIAL HIGHLIGHTS--(CONTINUED)


                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.45            $ 10.42
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.34               0.09
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.15               0.03
=============================================================================================
    Total from investment operations                              0.49               0.12
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.35)             (0.09)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                --
=============================================================================================
    Total distributions                                          (0.47)             (0.09)
=============================================================================================
Net asset value, end of period                                 $ 10.47            $ 10.45
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   4.84%              1.15%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $97,190            $13,415
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.75%(b)           0.51%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.79%(b)           0.63%(c)
=============================================================================================
Ratio of net investment income to average net assets              3.30%(b)           3.36%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                         180%               338%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $54,166,657.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits


a       -   Amended and Restated Agreement and Declaration of Trust of
            Registrant, dated September 14, 2005.(27)

b       -   Amended and Restated Bylaws of Registrant, adopted effective
            September 14, 2005.(27)

c       -   Articles II, VI, VII, VIII and IX of the Amended and Restated
            Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, define rights of holders of shares.

d (1)   -   (a) Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(10)

        -   (b) Amendment No. 1, dated December 28, 2001, to the Master
            Investment Advisory Agreement, dated June 1, 2000.(13)

        -   (c) Amendment No. 2, dated August 29, 2002, to the Master Investment
            Advisory Agreement, dated June 1, 2000.(18)

        -   (d) Amendment No. 3, dated June 23, 2003, to the Master Investment
            Advisory Agreement, dated June 1, 2000.(18)

        -   (e) Amendment No. 4, dated October 29, 2003, to the Master
            Investment Advisory Agreement, dated June 1, 2000.(21)

        -   (f) Amendment No. 5, dated July 1, 2004, to the Master Investment
            Advisory Agreement, dated June 1, 2000.(23)

        -   (g) Amendment No. 6, dated April 29, 2005, to the Master Investment
            Advisory Agreement, dated June 1, 2000.(26)

  (2)   -   (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated
            October 29, 2003, between A I M Advisors, Inc. and INVESCO
            Institutional (N.A.), Inc. on behalf of AIM Real Estate Fund.(21)

        -   (b) Amendment No. 1, dated April 29, 2005, to Master Intergroup
            Sub-Advisory Contract for Mutual Funds, dated October 29, 2003, between A I M Advisors, Inc. and INVESCO Institutional (N.A.),
            Inc.(26)

e (1)   -   (a) Amended and Restated Master Distribution Agreement (all Classes
            of Shares except Class B shares), dated August 18, 2003, between
            Registrant and A I M Distributors, Inc.(20)

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(21)

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(21)

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(21)

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(21)

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(21)

        -   (g) Amendment No. 6, dated January 6, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(22)

        -   (h) Amendment No. 7, dated March 31, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc. (22)

        -   (i) Amendment No. 8, dated April 30, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(22)

        -   (j) Amendment No. 9, dated September 14, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(23)

        -   (k) Amendment No. 10, dated September 15, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(23)

        -   (l) Amendment No. 11, dated October 15, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(23)

        -   (m) Amendment No. 12, dated November 30, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(24)

        -   (n) Amendment No. 13, dated December 30, 2004, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(24)

        - (o) Amendment No. 14, dated as of February 25, 2005,to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(25)

        -   (p) Amendment No. 15, dated as of March 15, 2005, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(25)

        -   (q) Amendment No. 16, dated April 29, 2005, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(26)

        -   (r) Amendment No. 17, dated July 13, 2005, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares), dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(27)

        -   (s) Amendment No. 18, dated July 18, 2005, to the Amended and
            Restated Master Distribution Agreement (all Classes of Shares except
            Class B shares) between Registrant and A I M Distributors, Inc.(27)

        - (t) Form of Amendment No. 19, dated October 22, 2005 to the Amended and Restated Master Distribution Agreement, (all Classes of Shares except Class B shares) between Registrant and A I M Distributors,
            Inc.(26)

        - (u) Form of Amendment No. 20, dated October 25, 2005 to the Amended and Restated Master Distribution Agreement, (all Classes of Shares except Class B shares) between Registrant and A I M Distributors,
            Inc.(26)

  (2)   -   (a) Amended and Restated Master Distribution Agreement (Class B
            shares) dated August 18, 2003, between Registrant and A I M
            Distributors, Inc.(20)

        -   (b) Amendment No. 1, dated October 1, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (c) Amendment No. 2, dated October 29, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (d) Amendment No. 3, dated November 3, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (e) Amendment No. 4, dated November 4, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (f) Amendment No. 5, dated November 20, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (g) Amendment No. 6, dated November 24, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (h) Amendment No. 7, dated November 25, 2003, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(21)

        -   (i) Amendment No. 8, dated March 31, 2004, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(22)

        -   (j) Amendment No. 9, dated April 30, 2004, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(22)

        -   (k) Amendment No. 10, dated September 15, 2004, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

        -   (l) Amendment No. 11, dated October 15, 2004, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

        -   (m) Amendment No. 12, dated December 30, 2004, to the Amended and
            Restated Master Distribution Agreement (Class B shares), dated
            August 18, 2003, between Registrant and A I M Distributors, Inc.(24)

        -   (n) Amendment No. 13, dated as of March 15, 2005, to the Amended and
            Restated Master Distribution Agreement (Class B Shares), dated
            August 13, 2003, between Registrant and A I M Distributors, Inc.(25)

        -   (o) Amendment No. 14, dated April 29, 2005, to the Amended and
            Restated Master Distribution Agreement (Class B Shares), dated
            August 13, 2003, between Registrant and A I M Distributors, Inc.(26)

        -   (p) Amendment No. 15, dated July 18, 2005, to the Amended and
            Restated Master Distribution Agreement (Class B Shares), dated
            August 13, 2003, between Registrant and A I M Distributors, Inc.(26)

  (3)   -   Form of Selected Dealer Agreement between A I M Distributors, Inc.
            and selected dealers.(11)

  (4)   -   Form of Bank Selling Group Agreement between A I M Distributors,
            Inc. and banks.(6)

f (1)   -   AIM Funds Retirement Plan for Eligible Directors/Trustees, as
            restated October 1, 2001.(12)

  (2)   -   Form of AIM Funds Director Deferred Compensation Agreement, as
            amended March 7, 2000, September 28, 2001 and September 26,
            2002.(18)

g (1)   -   (a) Second Amended and Restated Custody Agreement, dated June 16,
            1987, between Short-Term Investments Co. (on behalf of its Limited
            Maturity Treasury Portfolio) and The Bank of New York.(3)

        -   (b) Amendment, dated May 17, 1993, to Second Amended and Restated
            Custody Agreement, dated June 16, 1987, between Short-Term
            Investments Co. (on behalf of its Limited Maturity Treasury
            Portfolio) and The Bank of New York.(3)

        - (c) Assignment and Acceptance of Assignment of Custody Agreement, dated October 15, 1993, between Registrant (on behalf of its Limited
            Maturity Treasury Portfolio) and Short-Term Investments Co. (on behalf of its Limited Maturity Treasury Portfolio).(3)

        - (d) Letter Agreement, dated June 1, 2000, between Registrant (on behalf of its AIM Municipal Bond Fund) and The Bank of New York.(10)

        - (e) Letter Agreement, dated August 30, 2000, between Registrant (on behalf of its AIM Money Market Fund) and The Bank of New York.(10)

  (2)   -   (a) Master Custodian Contract, dated May 1, 2000, between Registrant
            (on behalf of AIM High Yield Fund, AIM Income Fund, AIM Intermediate
            Government Fund, AIM Short Term Bond Fund and AIM Total Return Bond
            Fund) and State Street Bank and Trust Company.(10)

        -   (b) Amendment, dated May 1, 2000, to Custodian Contract, dated May
            1, 2000, between Registrant (on behalf of its AIM High Yield Fund,
            AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term
            Bond Fund and AIM Total Return Bond Fund) and State Street Bank and
            Trust Company.(10)

        -   (c) Amendment, dated June 29, 2001, to the Custodian Contract, dated
            May 1, 2000, between Registrant (on behalf of its AIM High Yield
            Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Short
            Term Bond Fund and AIM Total Return Bond Fund) and State Street Bank and Trust Company.(12)

        -   (d) Amendment dated April 2, 2002, to the Custodian Contract, dated
            May 1, 2000, between Registrant (on behalf of AIM High Yield Fund,
            AIM Income Fund, AIM Intermediate Government Fund, AIM Short Term
            Bond Fund and AIM Total Return Bond Fund) and State Street Bank and
            Trust Company.(15)

        - (e) Amendment, dated September 8, 2004, to the Custodian Contract, dated May 1, 2000, between Registrant (on behalf of its AIM High
            Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM
            Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond
            Fund) and State Street Bank and Trust Company.(23)

  (3)   -   (a) Subcustodian Agreement with Texas Commerce Bank, dated September
            9, 1994, among Texas Commerce Bank National Association, State
            Street Bank and Trust Company, A I M Fund Services, Inc. and
            Registrant.(3)

        -   (b) Amendment No. 1, dated October 2, 1998, to the Subcustodian
            Agreement with Texas Commerce Bank, dated September 9, 1994, among
            Chase Bank of Texas, N.A. (formerly Texas Commerce Bank), State
            Street Bank and Trust Company, A I M Fund Services, Inc. and
            Registrant.(8)

        -   (c) Amendment No. 2, dated March 15, 2002, to the Subcustodian
            Agreement with Texas Commerce Bank National Association, dated
            September 9, 1994, among J P Morgan Chase Bank (formerly known as
            The Chase Manhattan Bank, successor-in-interest by merger to Chase
            Bank of Texas, N.A.), State Street Bank and Trust Company, A I M
            Fund Services, Inc. and Registrant.(17)

        -   (d) Amendment No. 3, dated May 1, 2004, to the Subcustodian
            Agreement with Texas Commerce Bank, dated September 9, 1994, among
            JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank, successor-in-interest by merger to Chase Bank of Texas, N.A.), State
            Street Bank and Trust Company, AIM Investment Services, Inc.
            (formerly known as A I M Fund Services, Inc.) and Registrant.(23)

  (4)   -   Agreement with JPMorgan Chase Bank, N.A., dated June 20, 2005, between Registrant, JPMorgan Chase Bank, N.A., Bank of New York and
            AIM Investment Services, Inc.(27)

  (5)   -   Foreign Assets Delegation Agreement, dated May 31, 2002, between A I
            M Advisors, Inc. and Registrant.(12)

h (1)   -   Transfer Agency and Service Agreement, dated July 1, 2004, between
            Registrant and

            AIM Investment Services, Inc.(23)

        -
  (2)   -   (a) Amended and Restated Master Administrative Service Agreement
            dated July 1, 2004, between Registrant and A I M Advisors, Inc.(23)

        -   (b) Amendment No. 1, dated December 2, 2004, to the Amended and
            Restated Master Administrative Service Agreement dated July 1, 2004, between Registrant and A I M Advisors, Inc.(24)

        -   (c) Amendment No. 2, dated April 29, 2005, to the Amended and
            Restated Master Administrative Service Agreement, dated July 1,
            2004, between Registrant and A I M Advisors, Inc.(26)

  (3)   -   Memorandum of Agreement, dated October 29, 2003, regarding securities lending, between Registrant, with respect to all Funds, and A I M Advisors, Inc.(23)

  (4)   -   Memorandum of Agreement, dated as of July 1, 2005, regarding expense limitation, between Registrant (on behalf of AIM Global Real Estate
            Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund) and A
            I M Advisors, Inc.(26)

  (5)   -   Memorandum of Agreement, dated August 1, 2005, regarding fee waivers, between Registrant (on behalf of AIM Short Term Bond Fund)
            and A I M Distributors, Inc.(26)

  (6)   -   Amended and Restated Memorandum of Agreement dated May 5, 2005, regarding Advisor fee reduction, between Registrant (on behalf of
            AIM Real Estate Fund) and A I M Advisors, Inc. (26)

  (7)       Second Amended and Restated Interfund Loan Agreement, dated April
            30, 2004, between Registrant and AIM Advisors, Inc.(24)

  (8)   -   Expense Reimbursement Agreement Related to DST Transfer Agent System
            Conversion dated June 30, 2003.(22)

i       -   Legal Opinion - Opinion and Consent of Ballard Spahr Andrews &
            Ingersoll, LLP.(26)

j (1)   -   Consent of Ballard Spahr Andrews & Ingersoll, LLP.(27)

  (2)   -   Consent of PricewaterhouseCoopers LLP.(27)

  (3)   -   Consent of Ernst & Young LLP.(27)

  (4)   -   Consent of Dechert LLP.(27)

k       -   Omitted Financial Statements - None.

l (1)   -   Initial Capitalization Agreement for Registrant's AIM Total Return
            Bond Fund.(13)

  (2)   -   Initial Capitalization Agreement for Registrant's AIM Short Term
            Bond Fund.(17)

  (3)   -   Form of Initial Capitalization Agreement for Registrant's Global
            Real Estate Fund(24)

m (1)   -   (a) Amended and Restated Master Distribution Plan (Class A Shares),
            effective as of August 18, 2003.(20)

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(21)

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(21)

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(21)

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(21)

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(21)

        -   (g) Amendment No. 6, dated March 31, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc. (22)

        -   (h) Amendment No. 7, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(22)

        -   (i) Amendment No. 8, dated September 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(23)

        -   (j) Amendment No. 9, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(23)

        -   (k) Amendment No. 10, dated December 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(24)

        -   (l) Amendment No. 11, dated January 1, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc.(24)

        -   (m) Amendment No. 12, dated March 15, 2005, to the Amended and
            Restated Distribution Plan between Registrant (Class A Shares) and A
            I M Distributors, Inc.(25)

        -   (n) Amendment No. 13, dated April 29, 2005, to the Amended and
            Restated Distribution Plan between Registrant (Class A Shares) and A
            I M Distributors, Inc.(26)

        -   (o) Amendment No. 14, dated July 1, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(26)

        -   (p) Amendment No. 15, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A
            Shares) and A I M Distributors, Inc.(26)

  (2)   -   Amended and Restated Master Distribution Plan, effective August 18,
            2003, between Registrant (AIM Cash Reserves Shares) and A I M
            Distributors, Inc.(20)

  (3)   -   Amended and Restated Master Distribution Plan, effective August 18,
            2003, between Registrant (Class A3 Shares) and A I M Distributors,
            Inc.(20)

  (4)   -   (a) Amended and Restated Master Distribution Plan, effective August
            18, 2003, between Registrant (Class B Shares) (Securitization
            Feature) and A I M Distributors, Inc.(20)

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(21)

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(21)

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(21)

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(21)

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(21)

        -   (g) Amendment No. 6, dated March 31, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(22)

        -   (h) Amendment No. 7, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(22)

        -
        -   (i) Amendment No. 8, dated September 15, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(23)

        -   (j) Amendment No. 9, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(23)

        -   (k) Amendment No. 10, dated December 30, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Securitization Feature) and A I
            M Distributors, Inc.(24)

        -   (l) Amendment No. 11, dated March 15, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Secularization Feature) and A I
            M Distributors, Inc.(25)

        -   (m) Amendment No. 12, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Secularization Feature) and A I
            M Distributors, Inc.(26)

        -   (n) Amendment No. 13, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class B Shares) (Secularization Feature) and A I
            M Distributors, Inc.(26)

  (5)   -   (a) Amended and Restated Master Distribution Plan (Class C Shares),
            effective as of August 18, 2003.(20)

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(21)

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(21)

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(21)

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(21)

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(21)

        -   (g) Amendment No. 6, dated March 31, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(22)

        -   (h) Amendment No. 7, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(22)

        -   (i) Amendment No. 8, dated September 15, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(23)

        -   (j) Amendment No. 9, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(23)

        -   (k) Amendment No. 10, dated December 30, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(24)

        -   (l) Amendment No. 11, dated March 15, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(25)

        -   (m) Amendment No. 12, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(26)

        -   (n) Amendment No. 13, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc.(26)

  (6)   -   (a) Amended and Restated Master Distribution Plan, effective August
            18, 2003, between Registrant (Class R shares) and A I M
            Distributors, Inc.(20)

        -   (b) Amendment No. 1, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.(21)

        -   (c) Amendment No. 2, dated November 24, 2003, to the Amended and
            Restated Master

            Distribution Plan, effective August 18, 2003, between Registrant
            (Class R Shares) and A I M Distributors, Inc.(21)

        -   (d) Amendment No. 3, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.(21)

        -   (e) Amendment No. 4, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.
            (22)

        -   (f) Amendment No. 5, dated September 14, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.
            (23)

        -   (g) Amendment No. 6, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.
            (23)

        -   (h) Amendment No. 7, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.(26)

        -   (i) Amendment No. 8, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.(26)

        - (j) Form of Amendment No. 9, dated October 25, 2005, to the Amended and Restated Master Distribution Plan, effective August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc.(26)

  (7)   -   (a) Amended and Restated Master Distribution Plan (Reimbursement)
            (Investor Class Shares), effective as of July 1, 2004. (23)

        -   (b) Amendment No. 1, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan, effective July 1, 2004, between
            Registrant (Reimbursement) (Investor Class Shares) and A I M
            Distributors, Inc.(23)

        -   (c) Amendment No. 2, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan, effective July 1, 2004, between
            Registrant (Reimbursement) (Investor Class Shares) and A I M
            Distributors, Inc.(26)

  (8)   -   Master Related Agreement to Amended and Restated Master Distribution
            Plan (Class A Shares).(26)

  (9)   -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (AIM Cash Reserve Shares).(19)

  (10)  -   Master Related Agreement to Amended and Restated Master Distribution
            Plan (Class A3 Shares).(26)

  (11)  -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (Class C Shares).(19)

  (12)  -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (Class R Shares).(19)

  (13)  -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (Reimbursement) (Investor Class Shares).(23)

n (1)   -   Seventh Amended and Restated Multiple Class Plan of The AIM Family
            of Funds(R), effective December 12, 2001, as amended and restated
            March 4, 2002, as amended and restated October 31, 2002, as further amended and restated effective July 21, 2003, as further amended and restated effective August 18, 2003, as further amended and restated
            effective May 12, 2004, as further amended and restated effective
            February 25, 2005 and as further amended and restated June 30,
            2005.(26)

  (2)   -   Eighth Amended and Restated Multiple Class Plan of The AIM Family of
            Funds(R), effective December 12, 2001, as amended and restated March
            4, 2002, as amended and restated October 31, 2002, as further amended and restated effective July 21, 2003, as further amended and restated effective August 18, 2003, as further amended and restated
            effective May 12, 2004, as further amended and restated effective
            February 25, 2005, as further amended and restated effective June
            30, 2005 and as further amended and restated effective August 4,
            2005.(26)

o       -   Reserved.

p (1)   -   The A I M Management Group Inc. Code of Ethics adopted May 1, 1981, as last approved by the AIM Fund's Board on December 2, 2004, effective January 1, 2005.(24)

  (2)   -   AIM Funds Code of Ethics of Registrant, effective as September 23,
            2000.(10)

  (3)   -   INVESCO Institutional (N.A.), Inc. Code of Ethics(25)

q       -   Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn,
            Fields, Frischling, Graham, Lewis, Mathai-Davis, Pennock, Quigley,
            Soll, Stickel and Williamson.(27)
        -


----------
(1) Incorporated herein by reference to Post-Effective Amendment No. 5 filed electronically on November 20, 1994.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 filed electronically on November 17, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 7 filed electronically on November 21, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 8 filed electronically on November 21, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 filed electronically on July 10, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 10 filed electronically on November 18, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 11 filed electronically on October 14, 1999.

(8) Incorporated herein by reference to Post-Effective Amendment No. 12 filed electronically on March 10, 2000.

(9) Incorporated herein by reference to Post-Effective Amendment No. 13 filed electronically on May 25, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 14 filed electronically on November 15, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 15 filed electronically on October 12, 2001.

(12) Incorporated herein by reference to Post-Effective Amendment No. 16 filed electronically on November 8, 2001.

(13) Incorporated herein by reference to Post-Effective Amendment No. 17 filed electronically on December 21, 2001.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18 filed electronically on May 22, 2002.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19 filed electronically on June 13, 2002.

(16) Incorporated herein by reference to Post-Effective Amendment No. 20 filed electronically on August 28, 2002.

(17) Incorporated herein by reference to Post-Effective Amendment No. 21 filed electronically on November 20, 2002.

(18) Incorporated herein by reference to Post-Effective Amendment No. 22 filed electronically on July 7, 2003.

(19) Incorporated herein by reference to Post-Effective Amendment No. 23 filed electronically on August 28, 2003.

(20) Incorporated herein by reference to Post-Effective Amendment No. 24 filed electronically on October 28, 2003.

(21) Incorporated herein by reference to Post-Effective Amendment No. 25 filed electronically on March 1, 2004.

(22) Incorporated herein by reference to Post-Effective Amendment No. 26 filed electronically on April 30, 2004.

(23) Incorporated herein by reference to Post-Effective Amendment No. 27 filed electronically on November 19, 2004

(24) Incorporated herein by reference to Post-Effective Amendment No. 28 filed electronically on February 11, 2005.

(25) Incorporated herein by reference to Post-Effective Amendment No. 29 filed electronically on April 26, 2005.


(26) Incorporated herein by reference to Post-Effective Amendment No. 30 filed electronically on August 24,2005.



(27) Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

     None.

Item 25. Indemnification


     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust dated amended and restated effective as of September 14, 2005, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).



     A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, and certain other domestic insurers with limits up to$60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).


     Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 7 of the Master Intergroup Sub-Advisory Contract For Mutual Funds between AIM and INVESCO Institutional (N.A.), Inc. (the "Sub-Advisory Contract") provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 26. Business and Other Connection of the Investment Advisor

     The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of the officers and directors of INVESCO Institutional (N.A.), Inc., reference is made to Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Institutional (N.A.), Inc., herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statements of Additional Information which comprise Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Sector Funds
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     (with respect to its
     Investor Class Shares
     AIM Variable Insurance Funds

(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.

Name and Principal      Positions and Offices with            Positions and Offices
Business Address*              Underwriter                       with Registrant
------------------   -------------------------------   ----------------------------------
Gene L. Needles      Chairman, Director, President &   None
                     Chief Executive Officer

Mark H. Williamson   Director                          Trustee & Executive Vice President

John S. Cooper       Executive Vice President          None

James L. Salners     Executive Vice President          None

Name and Principal           Positions and Offices with              Positions and Offices
Business Address*                    Underwriter                         with Registrant
------------------           --------------------------              ---------------------
James E. Stueve          Executive Vice President            None

Michael A. Bredlau       Senior Vice President               None

Kevin M. Carome          Senior Vice President               Senior  Vice  President,  Secretary &
                                                             Chief Legal Officer

Glenda A. Dayton         Senior Vice President               None

Lawrence E. Manierre     Senior Vice President               None

Ivy B. McLemore          Senior Vice President               None

David J. Nardecchia      Senior Vice President               None

Margaret A. Vinson       Senior Vice President               None

William J. Wendel        Senior Vice President               None

Gary K. Wendler          Senior Vice President               None

Scott B. Widder          Senior Vice President               None

Dawn M. Hawley           Vice President & Treasurer          None

Ofelia M. Mayo           Vice President, General Counsel &   Assistant Secretary
                         Assistant Secretary

Lance Rejsek             Anti-Money Laundering Compliance    Anti-Money Laundering Compliance
                         Officer                             Officer

Rebecca Starling-Klatt   Chief Compliance Officer and        None
                         Assistant Vice President

Kathleen J. Pflueger     Secretary                           Assistant Secretary

----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable.

Item 28. Location of Accounts and Records

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodians, The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, with respect to AIM Limited Maturity Treasury Fund, AIM Money Market Fund and AIM Municipal Bond Fund, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, with respect to AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Real Estate Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

     None.

Item 30. Undertakings

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 20 day of October, 2005.

                                        REGISTRANT: AIM INVESTMENT SECURITIES
                                        FUNDS


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                            Robert H. Graham, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                            TITLE                     DATE
              ----------                            -----                     ----


/s/ Robert H. Graham                         Trustee & President        October 20, 2005
-------------------------------------   (Principal Executive Officer)
(Robert H. Graham)


/s/ Bob R. Baker*                                  Trustee              October 20, 2005
-------------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                               Trustee              October 20, 2005
-------------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                                Trustee              October 20, 2005
-------------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                         Chair & Trustee          October 20, 2005
-------------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                              Trustee              October 20, 2005
-------------------------------------
(Albert R. Dowden)


/s/ Edward K. Dunn, Jr.*                           Trustee              October 20, 2005
-------------------------------------
(Edward K. Dunn, Jr.)


/s/ Jack M. Fields*                                Trustee              October 20, 2005
-------------------------------------
(Jack M. Fields)


/s/ Carl Frischling*                               Trustee              October 20, 2005
-------------------------------------
(Carl Frischling)


/s/ Gerald J. Lewis*                               Trustee              October 20, 2005
-------------------------------------
(Gerald J. Lewis)


/s/ Prema Mathai-Davis*                            Trustee              October 20, 2005
-------------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                              Trustee              October 20, 2005
-------------------------------------
(Lewis F. Pennock)


/s/ Ruth H. Quigley*                               Trustee              October 20, 2005
-------------------------------------
(Ruth H. Quigley)


/s/ Larry Soll*                                    Trustee              October 20, 2005
-------------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                          Trustee              October 20, 2005
-------------------------------------
(Raymond Stickel, Jr.)


/s/ Mark H. Williamson*                           Trustee &             October 20, 2005
-------------------------------------      Executive Vice President
(Mark H. Williamson)


/s/ Sidney M. Dilgren                     Vice President & Treasurer    October 20, 2005
-------------------------------------      (Principal Financial and
(Sidney M. Dilgren)                           Accounting Officer)


*By /s/ Robert H. Graham
    ---------------------------------
    Robert H. Graham
    Attorney-in-Fact

*    Robert H. Graham, pursuant to powers of attorney filed herewith.

                                      INDEX

Exhibit
Number    Description
-------   -----------
a         Amended and Restated Agreement and Declaration of Trust of Registrant,
          dated September 14, 2005

b         Amended and Restated Bylaws of Registrant, adopted effective September
          14, 2005

e(1)(r)   Amendment No. 17, dated July 13, 2005, to the Amended and Restated
          Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M
          Distributors, Inc.

e(1)(s)   Amendment No. 18, dated July 18, 2005, to the Amended and Restated
          Master Distribution Agreement (all Classes of Shares except Class B shares) between Registrant and A I M Distributors, Inc.

g(4) Agreement with JPMorgan Chase Bank, N.A., dated June 20, 2005, between Registrant, JPMorgan Chase Bank, N.A., Bank of New York and
          AIM Investment Services, Inc.

j(1)      Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)      Consent of PricewaterhouseCoopers LLP

j(3)      Consent of Ernst & Young LLP

j(4)      Consent of Dechert LLP

q         Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn,
          Fields, Frischling, Graham, Lewis, Mathai-Davis, Pennock, Quigley,
          Soll, Stickel and Williamson